As filed with the Securities and Exchange Commission on April 21, 2017
1933 Act Registration No. 333-36304
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 68
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 572
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln ChoicePlusSM Bonus, Lincoln ChoicePlusSM II Bonus, and
Lincoln ChoicePlus AssuranceSM (Bonus)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Prospectus 1

Lincoln ChoicePlusSM Bonus
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If your Purchase Payments, Bonus Credits and Persistency Credits are in the fixed account, we promise to pay you your principal and minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a Market Value Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees. Expenses for contracts offering a Bonus or Persistency Credit may be higher. Because of this, the amount of the Bonus or Persistency Credits may, over time, be offset by additional fees and charges. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments, Bonus Credits and Persistency Credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund

1

American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio
Janus Aspen Enterprise Portfolio
Janus Aspen Global Research Portfolio
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2

LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Equity Income Fund*
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund
Putnam VT Growth & Income Fund*
*	Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
[1]	Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
[2]	Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
[3]	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount, minus Purchase Payments and corresponding Bonus Credits, received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Bonus Credit—The additional amount credited to the contract for each Purchase Payment.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Earnings—The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.

5

Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available Living Benefit Rider that you may elect is i4LIFE® Advantage with or without the Guaranteed Income Benefit.
Market Value Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime
IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the fourteenth contract anniversary.
Purchase Payments—Amounts paid into the contract other than Bonus Credits and Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
•	Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	8.50%
We may also apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
Mortality and Expense Risk Charge	1.65%
Administrative Charge	0.15%
Total Separate Account Expenses	1.80%
5% Step-up Death Benefit
Mortality and Expense Risk Charge	1.60%
Administrative Charge	0.15%
Total Separate Account Expenses	1.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.15%
Total Separate Account Expenses	1.60%

7

Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage:[4]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[5]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[6]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge and administrative charge rate together are 1.40% on and after the Annuity Commencement Date.
[3]	You may not have more than one Living Benefit Rider on your contract.
[4]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information.
[5]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information.
[6]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements, and Resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.05%
Account Value Death Benefit	1.85%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.30%	4.50%
Current Charge	3.00%	3.20%
Account Value Death Benefit
Guaranteed Maximum Charge	4.10%	4.30%
Current Charge	2.80%	3.00%

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i4LIFE® Advantage Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.05%	4.05%
Current Charge	2.70%	2.90%
Account Value Death Benefit
Guaranteed Maximum Charge	3.85%	3.85%
Current Charge	2.50%	2.70%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.55%
Current Charge	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.35%
Current Charge	2.35%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for more information.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit (version 4) Charge for more information. i4LIFE® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. i4LIFE® Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009.

TABLE C
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.55%
Current Charge	2.70%
Account Value Death Benefit
Guaranteed Maximum Charge	3.35%
Current Charge	2.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
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[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.24%	2.25%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.24%	1.61%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and i4LIFE® Advantage Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,521	$2,778	$3,838	$6,200
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$671	$1,978	$3,238	$6,200
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,391	$2,442	$3,367	$5,690
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$541	$1,642	$2,767	$5,690
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For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments, Bonus Credits and Persistency Credits to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you receive Bonus Credits and you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
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The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage®) for the same Contractowner, joint owner, and Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract. In addition, if you have purchased a Living Benefit Rider, you may be subject to certain restrictions in terms of your ability to make additional Purchase Payments. For some riders, you may be limited in the amount of Purchase Payments you make in any Benefit Year. For other riders, you may not be able to make any additional Purchase Payments as all. For more information about these limitations, see The Contracts – Purchase Payments. Also, see Discontinued Living Benefit Riders for additional information on any restrictions that may apply to your Living Benefit Rider.
What is a Bonus Credit and a Persistency Credit? When Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. The Bonus Credit percentage will vary based on the owner's cumulative Purchase Payments, as defined in this prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts – Bonus Credits.
A Persistency Credit of 0.05% of Contract Value less Purchase Payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts – Persistency Credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the fourteenth contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to a Market Value Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). On or after October 13, 2009, the only available Living Benefit Rider you may elect is i4LIFE® Advantage with or without Guaranteed Income Benefit.. If you own a Living Benefit Rider, you will be subject to Investment Requirements. Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to
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find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in The Contracts – Living Benefit Riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals, and have a Death Benefit. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The i4LIFE® Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER® Advantage, Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE® Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage and The Contracts – Discontinued Living Benefit Riders – 4LATER® Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage option.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
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Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
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Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
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Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. Core Equity Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
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•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, by Templeton Global Advisors Limited for the Templeton Global Bond VIP Fund and the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital.
•	Global Research Portfolio (Service Shares): Long-term growth of capital.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
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Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(4)
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): To seek long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with capital appreciation; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(4)
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
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•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
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•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class):
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Equity Income Fund (Class IB): Capital growth and current income. This fund will be available on or about May 15, 2017.
•	George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Global Health Care Fund (Class IB): Capital appreciation.
•	Growth & Income Fund (Class IB): Capital growth and current income. This fund will merge into the Putnam VT Equity Income Fund on or about May 15, 2017.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
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Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
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•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	EEB rider (in combination with 5% step-up)	EEB rider (without 5% step-up)	5% step-up Death Benefit	EGMDB
Mortality and expense risk charge	1.70%	1.65%	1.60%	1.45%
Administrative charge	.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.85%	1.80%	1.75%	1.60%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7	8	9+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	8.50%	8.50%	8%	7%	6%	5%	4%	3%	2%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the ninth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments;
•	Purchase Payments that have been invested in the contract for at least twelve months when used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE® Advantage option;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the
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disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original Contractowner (however, the surrender charge schedule for the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, if such Purchase Payments were received by us more than twelve months prior to the admittance, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	A surrender of the contract as a result of the death of the Contractowner or Annuitant;
•	A surrender of the contract or a withdrawal of a Purchase Payment beyond the fifth anniversary since the Purchase Payment was invested for any contract issued to Selling Group Individuals. For Selling Group Individuals, a reduced schedule of surrender charges applies;
•	A surrender or annuitization of Bonus Credits and Persistency Credits;
•	Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE® Advantage option;
•	Regular Income Payments made under i4LIFE® Advantage, including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefit, or periodic payments made under any Annuity Payout option made available by us;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted; then
•	from Bonus Credits.
3.	On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be
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waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender). There is no account fee on contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Lincoln SmartSecurity® Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up,
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single life option (and also prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Discontinued Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment and any Bonus Credits or Contract Value at the time of election) as increased for subsequent Purchase Payments and any Bonus Credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and the fixed side of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to Discontinued Living Benefit Riders – Lincoln SmartSecurity® Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.
If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (This rider is no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
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Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective(or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rates during the Access Period are: 1.85% for the i4LIFE® Advantage Account Value Death Benefit; and 2.05% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.00%	3.20%
Account Value Death Benefit	2.80%	3.00%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (version 4) is subject to a current annual charge rate of 0.65% (0.85% joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.70%	2.90%
	(2.55% for version 1, 2 and 3)	(2.55% for version 1, 2 and 3)
Account Value Death Benefit	2.50%	2.70%
	(2.35% for version 1, 2 and 3)	(2.35% for version 1, 2 and 3)
These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% of the Account Value (2.45% joint life option) for the Select Guaranteed Income Benefit or 2.00% of the Account Value for the Guaranteed Income Benefit (version 4)or
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1.50% (version 2 and version 3). If we automatically administer the step-up for Select Guaranteed Income Benefit or Guaranteed Income Benefit (version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.35% for the i4LIFE® Advantage Account Value Death Benefit; and 2.55% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
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Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.
We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit and have lower fees and charges may provide large cash surrender values than this contract, depending on the level of Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk to your financial advisor and determine which annuity contract is most appropriate for you.
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Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living
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Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Bonus Credits
In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The Bonus Credit percentage is based on the owner’s cumulative Purchase Payments at the time each Purchase Payment is made according to the following scale:
Cumulative Purchase Payments	Bonus Credit %
Less than $100,000	3.00%
$100,000–$999,999	4.00%
$1,000,000 or greater	5.00%
Your cumulative Purchase Payments at the time of a Purchase Payment are equal to the sum of (1) all prior Purchase Payments made to your contract; plus (2) the current Purchase Payment made to your contract; minus (3) all prior withdrawals of Purchase Payments from your contract.
Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with Contract Values for only nonqualified contracts.
During the first contract year if you make any Purchase Payment(s) after the initial Purchase Payment (“subsequent Purchase Payment”), we may add a Bonus Credit (“additional Bonus Credit”) to the contract that is in addition to any Bonus Credit that was previously added to the contract and the Bonus credit that is added due to the subsequent Purchase Payment. The additional Bonus Credit will be added to the contract if the subsequent Purchase Payment increases the owner's investment to a dollar level that qualifies for a higher Bonus Credit percentage than the Bonus Credit percentage that any prior Purchase Payments qualified for. The additional Bonus Credit will be added to your contract at the time the subsequent Purchase Payment is made. The Bonus Credit percentage for the additional Bonus Credit will be the difference between the higher Bonus Credit percentage that the subsequent Purchase Payment qualifies for and the Bonus Credit percentage that the prior Purchase Payments qualified for. We will then multiply the sum of all prior first year Purchase Payments by this Bonus Credit percentage to determine the amount of the additional Bonus Credit. You may receive more than one additional Bonus Credit during the first Contract Year as we will add an additional Bonus Credit anytime a subsequent Purchase Payment increases the amount of the total Purchase Payments to an amount that qualifies for a higher Bonus Credit percentage.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the fourteenth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least 14 years, by 0.05%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. Corresponding Bonus Credits will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
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If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments and Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are
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on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Value Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation
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and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable
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annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Market Value Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
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The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Market Value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Market Value Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Market Value Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
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Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements and The Contracts — Discontinued Living Benefit Riders.. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
A Death Benefit payable on the death of the Annuitant will not be paid if the Annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Annuitant.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest Contract Value is obtained.
There is a charge for this Death Benefit.
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the
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Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated. There is an additional charge for this Death Benefit.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments reduced by the sum of all withdrawals; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments and Bonus Credits made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
•	(Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the
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individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM). This benefit is no longer available.
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.
The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or
•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may
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continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
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Investment Requirements
If you purchased a Living Benefit Rider (Lincoln Lifetime IncomeSM Advantage, 4LATER® Advantage, Lincoln SmartSecuritySM Advantage, or Guaranteed Income Benefit under i4LIFE® Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain Subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit Rider at contract issue, or if you add a Living Benefit Rider to an existing contract. The Living Benefit Rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE® without Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchased. If you have not elected a Living Benefit Rider, the Investment Requirements will not apply to your contract.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Lifetime IncomeSM Advantage	Between February 19, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	Between October 6, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund

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•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® International Value Equity Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund
All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
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Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above,
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as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly
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statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Building Fund
LVIP Government Money Market Fund

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Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation
46

Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for elections of i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after October 5, 2015 and prior to October 3, 2016. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Core Series
Deutsche Alternative Asset Allocation VIP Portfolio

LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

Option 3 – Investment Requirements for all other Living Benefit Riders. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available with these riders. The fixed account is only available for dollar cost averaging.
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As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The following Living Benefit Riders may be purchased for an additional charge: i4LIFE® Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE® Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the protection sub-strategies of the funds offered under this contract. The riders do not guarantee the investment results of the funds.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current percentages, their effective period, and the date by which your application
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or rider election form must be signed and dated for a contract to be issued with those percentages. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The percentages from previous effective periods are included in an Appendix to this prospectus.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guaranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previoulsy elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments
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and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective(or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Market Value Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
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The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the Death Benefit on a dollar for dollar basis.
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References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
We will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
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Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that the i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
There are five versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2, 3, and 4) may only be elected if you own a Living Benefit Rider that guarantees you the right to elect that version. Select Guaranteed Income Benefit is available for election on or after October 3, 2016 only for contracts purchased prior to October 13, 2009, and available to Contractowners with Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit. A Contractowner with Lincoln Lifetime IncomeSM Advantage who decides to transition to i4LIFE® Advantage Guaranteed Income Benefit will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set
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forth in the Lincoln Lifetime IncomeSM Advantage rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Guaranteed Amount), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentage will not change as a result.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). Guaranteed Income Benefit (version 4) was available for purchase prior to October 5, 2016. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts proportionately, according to your investment allocations.
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If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 3.5% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2016 Initial Guaranteed Income Benefit (3.5% x $100,000 Account Value)	$3,500
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
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The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln SmartSecurity® Advantage. Contractowners who purchased the Lincoln SmartSecurity® Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit.
The Guaranteed Income Benefit percentage applicable to Contractowners who transition from Lincoln SmartSecurity® Advantage to Select Guaranteed Income Benefit is set forth in a supplement to this prospectus, called a Rate Sheet. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Select Guaranteed Income Benefit election to determine the percentage applicable to their contracts. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See Lincoln Lifetime IncomeSM – i4LIFE® Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit in an Appendix to this prospectus.
The following is an example of how the Guaranteed Amount from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage with Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage with Guaranteed Income Benefit is elected	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Select Guaranteed Income Benefit
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is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in 4LATER® Guaranteed Income Benefit.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The Market Value Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The Market Value Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
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Discontinued Living Benefit Riders
The following Living Benefit Riders are unavailable for purchase as of October 13, 2009. This section contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. Lincoln Lifetime IncomeSM Advantage is discussed in detail below. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage.
By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If you Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives.
Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider
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effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, and applicable Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment (and Bonus Credit). Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000
Additional Purchase Payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600
Additional Purchase Payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000
On the first Benefit Year anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 x 1.05 = $125,580 + $10,400). The $10,000 Purchase Payment and $400 Bonus Credit on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is
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under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	No	10
1st Benefit Year Anniversary	$54,000	$54,075	No	9
2nd Benefit Year Anniversary	$53,900	$56,779	No	8
3rd Benefit Year Anniversary	$57,000	$59,618	No	7
4th Benefit Year Anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the Contract Value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. For Contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for ten years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments, including Bonus Credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable
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Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for ten years, whichever event is later.
This step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.
After ten years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals x 200%), the Guaranteed Amount is increased to $374,400.
The 200% step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
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The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	$2,575
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
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Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)
After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:
Contract Value = $54,800
Guaranteed Amount = $79,800
The Contract Value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 Contract Value ($6,800 / $54,800)
Contract Value = $48,000
Guaranteed Amount = $69,898 ($79,800 x 12.41% = $9,902; $79,800 - $9,902 = $69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions – Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner, is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment + $4,000 Bonus Credit
•	$104,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $93,600
•	$5,200 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% x $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions – Surrender Charges.
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In a declining market, withdrawals prior to age 59½ (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments and applicable Bonus Credits made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000 with a 4% Bonus Credit of $4,000; Initial Guaranteed Amount of $104,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death
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Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Impact of Divorce on Joint Life Option. After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE®Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage will provide a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
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Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
Lincoln SmartSecurity® Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional ten-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.
If you own this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements in this prospectus.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage — 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage — 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amounts of all Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made and any Bonus Credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a. the Contractowner or joint owner is still living; and
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b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a. each Contractowner and Annuitant is under age 81; and
b. the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (3% Bonus Credit)	$51,500	$51,500
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2. the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Market Value Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts – Fixed Side of the Contract. If the Lincoln
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SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1. The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2. The Maximum Annual Withdrawal amount will be the least of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
    Initial Guaranteed Amount of $104,000 equals $100,000 Purchase Payment and 4% Bonus Credit
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400 - $7,000 = $75,400).
The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).
The least of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and a Market Value Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Market Value Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln
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SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the Contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new ten-year automatic step-up period) (the Contractowner must be eligible to elect a step-up i.e. all Contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up with $100,000 (and received a Bonus Credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other
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than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
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•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	Upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage who decide to terminate the Lincoln SmartSecurity® Advantage rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election. Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE® Advantage.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders will limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge. The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments and any Bonus Credits. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Effective Date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments and any Bonus Credits. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments, corresponding Bonus Credits, and withdrawals) to equal the future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit, plus 15% of that Purchase Payment and Bonus Credit.
Example:
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Initial Purchase Payment and corresponding Bonus Credit	$104,000
Purchase Payment and corresponding Bonus Credit 60 days later	$10,400
Income Base	$114,400
Future Income Base (during the 1st Waiting Period)	$131,560	($114,400 x 115%)
Income Base (after 1st Waiting Period)	$131,560
New Future Income Base (during 2nd Waiting Period)	$151,294	($131,560 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit plus 15% of that Purchase Payment and corresponding Bonus Credit proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$104,000
Purchase Payment and corresponding Bonus Credit in Year 2	$10,400
New Income Base	$114,400
Future Income Base (during 1st Waiting Period-Year 2)	$130,520	($104,000 x 115%) + ($10,400 x 100%) +
		(10,400 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$130,520
New Future Income Base (during 2nd Waiting Period)	$150,098	(130,520 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments and corresponding Bonus Credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$104,000	Maximum Income Base	$208,000
Purchase Payment and corresponding Bonus Credit in Year 2	$ 10,400	Increase to Maximum Income Base	$ 20,800
New Income Base	$114,400	New Maximum Income Base	$228,800
Future Income Base after Purchase Payment	$130,520	Maximum Income Base	$228,800
Income Base (after 1st Waiting Period)	$130,520
Future Income Base (during 2nd Waiting Period)	$150,098	Maximum Income Base	$228,800
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$117,468
Future Income Base	$135,088	Maximum Income Base	$205,920
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base.
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Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
NOTE: If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the contract value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
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When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
General Provisions of 4LATER® Advantage
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or, the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
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A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, the Maximum Annual Withdrawal Amount Annuity Payout Option or the Guaranteed Amount Annuity Payment Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
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Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments, Bonus Credits and Persistency Credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws
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relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Market Value Adjustment and other charges (see Market Value Adjustment and Charges and Other Deductions). The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit will be treated separately for purposes of determining any applicable Market Value Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Market Value Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Market Value Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Market Value Adjustment. The Market Value Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Market Value Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the Market Value Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Market Value Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Market Value Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
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The Market Value Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B)[n]

where:
A	=	an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount’s guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates “A” and “B” are within .25% of each other when the index rate is determined, no such percentage adjustment to “B” will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Market Value
Adjustment.

n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Market Value Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
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This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.10% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
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Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Bonus Credits,, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount
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not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
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Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
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Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
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The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for
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a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which
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may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Market Value Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM Bonus.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
89

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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	11.591	13.643	1*	10.424	12.276	10	4.402	5.187	84	4.384	5.173	278
2008	13.643	7.036	1*	12.276	6.334	2	5.187	2.677	60	5.173	2.674	286
2009	7.036	10.577	1*	6.334	9.526	2	2.677	4.029	49	2.674	4.030	213
2010	10.577	12.313	1*	9.526	11.095	2	4.029	4.695	41	4.030	4.704	123
2011	12.313	9.257	1*	11.095	8.346	2	4.695	3.533	14	4.704	3.545	106
2012	9.257	10.291	1*	8.346	9.283	2	3.533	3.932	14	3.545	3.951	112
2013	10.291	12.418	1*	9.283	11.207	2	3.932	4.749	9	3.951	4.780	94
2014	12.418	12.776	1*	11.207	11.537	2	4.749	4.891	6	4.780	4.930	61
2015	12.776	12.874	1*	11.537	11.631	2	4.891	4.934	6	4.930	4.980	45
2016	12.874	12.528	1*	11.631	11.323	2	4.934	4.806	4	4.980	4.858	41
AB VPS Growth and Income(1)
2004	11.202	12.231	9	10.253	11.200	26	10.223	11.173	203	10.256	11.226	1,156
2005	12.231	12.558	11	11.200	11.506	27	11.173	11.483	174	11.226	11.556	847
2006	12.558	14.422	12	11.506	13.220	20	11.483	13.201	144	11.556	13.304	685
2007	14.422	14.846	12	13.220	13.615	20	13.201	13.603	110	13.304	13.729	557
2008	14.846	8.643	11	13.615	7.930	19	13.603	7.927	93	13.729	8.013	462
2009	8.643	10.211	10	7.930	9.374	19	7.927	9.375	76	8.013	9.490	392
2010	10.211	11.307	5	9.374	10.385	19	9.375	10.391	60	9.490	10.535	313
2011	11.307	11.773	5	10.385	10.819	18	10.391	10.830	52	10.535	10.997	247
2012	11.773	13.551	5	10.819	12.458	14	10.830	12.478	49	10.997	12.689	205
2013	13.551	15.826	4	12.458	14.553	14	12.478	14.578	48	12.689	14.833	196
AB VPS International Value(2)
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.093	11.836	2	10.155	11.846	30
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.836	12.279	9	11.846	12.309	58
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.279	5.637	11	12.309	5.659	45
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.637	7.442	8	5.659	7.482	34
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.442	7.627	5	7.482	7.680	28
2011	N/A	N/A	N/A	N/A	N/A	N/A	7.627	6.039	3	7.680	6.089	27
2012	N/A	N/A	N/A	N/A	N/A	N/A	6.039	6.776	3	6.089	6.843	13
2013	N/A	N/A	N/A	N/A	N/A	N/A	6.776	7.454	3	6.843	7.532	13
AB VPS Large Cap Growth
2007	11.487	12.812	1*	11.516	12.851	7	6.062	6.767	40	6.080	6.798	206
2008	12.812	7.568	1*	N/A	N/A	N/A	6.767	4.002	33	6.798	4.026	179
2009	7.568	10.186	1*	N/A	N/A	N/A	4.002	5.392	27	4.026	5.432	137
2010	10.186	10.983	1*	N/A	N/A	N/A	5.392	5.819	18	5.432	5.872	79
2011	10.983	10.431	1*	N/A	N/A	N/A	5.819	5.531	16	5.872	5.590	51
2012	10.431	11.891	1*	N/A	N/A	N/A	5.531	6.312	15	5.590	6.389	49
2013	11.891	15.990	1*	N/A	N/A	N/A	6.312	8.497	14	6.389	8.615	51
2014	15.990	17.867	1*	N/A	N/A	N/A	8.497	9.505	13	8.615	9.651	39
2015	17.867	19.449	1*	N/A	N/A	N/A	9.505	10.354	12	9.651	10.529	31
2016	19.449	19.548	1*	N/A	N/A	N/A	10.354	10.414	11	10.529	10.606	28
AB VPS Small/Mid Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	20.806	20.758	3	20.971	20.954	14
2008	N/A	N/A	N/A	N/A	N/A	N/A	20.758	13.106	5	20.954	13.250	18
2009	N/A	N/A	N/A	N/A	N/A	N/A	13.106	18.372	5	13.250	18.602	23
2010	N/A	N/A	N/A	N/A	N/A	N/A	18.372	22.854	4	18.602	23.174	13
2011	N/A	N/A	N/A	N/A	N/A	N/A	22.854	20.521	4	23.174	20.840	9
2012	N/A	N/A	N/A	N/A	N/A	N/A	20.521	23.889	4	20.840	24.297	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	23.889	32.310	2	24.297	32.910	12
2014	N/A	N/A	N/A	N/A	N/A	N/A	32.310	34.590	2	32.910	35.285	9
2015	N/A	N/A	N/A	N/A	N/A	N/A	34.590	32.054	2	35.285	32.748	9
2016	N/A	N/A	N/A	N/A	N/A	N/A	32.054	39.308	2	32.748	40.218	8
American Century VP Balanced
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.376	10.390	21
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	N/A	N/A	N/A	N/A	N/A	N/A	10.048	10.398	8	10.000	10.407	169
2005	N/A	N/A	N/A	10.395	10.368	1*	10.398	10.377	19	10.407	10.402	98
2006	10.167	10.330	1*	10.368	10.344	1*	10.377	10.357	24	10.402	10.398	92
2007	10.330	11.105	1*	10.344	11.125	1*	10.357	11.145	20	10.398	11.206	117
2008	11.105	10.727	1*	11.125	10.752	46	11.145	10.776	25	11.206	10.851	190
2009	10.727	11.608	1*	10.752	11.641	46	10.776	11.674	30	10.851	11.772	217
2010	11.608	11.977	1*	11.641	12.016	46	11.674	12.056	31	11.772	12.176	171
2011	11.977	13.138	1*	N/A	N/A	N/A	12.056	13.239	22	12.176	13.390	143
2012	13.138	13.850	1*	N/A	N/A	N/A	13.239	13.970	32	13.390	14.151	130
2013	13.850	13.540	1*	13.910	13.601	407	13.970	13.662	27	14.151	13.847	118
American Funds Global Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	14.935	16.856	34	14.994	16.947	67
2008	N/A	N/A	N/A	13.420	10.181	1*	16.856	10.204	37	16.947	10.275	56
2009	N/A	N/A	N/A	10.181	14.230	1*	10.204	14.270	37	10.275	14.390	57
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.270	15.669	36	14.390	15.825	42
2011	N/A	N/A	N/A	N/A	N/A	N/A	15.669	14.029	36	15.825	14.190	29
2012	N/A	N/A	N/A	15.818	16.824	2	14.029	16.896	36	14.190	17.116	28
2013	N/A	N/A	N/A	16.824	21.345	2	16.896	21.447	12	17.116	21.759	23
2014	N/A	N/A	N/A	21.345	21.450	2	21.447	21.563	3	21.759	21.909	20
2015	N/A	N/A	N/A	21.450	22.528	2	21.563	22.659	2	21.909	23.057	19
2016	N/A	N/A	N/A	22.528	22.264	2	22.659	22.404	2	23.057	22.832	18
American Funds Global Small Capitalization
2007	26.611	31.721	2	23.755	28.330	1*	15.104	18.022	48	15.341	18.333	243
2008	31.721	14.473	2	28.330	12.932	1*	18.022	8.231	43	18.333	8.385	182
2009	14.473	22.916	2	12.932	20.487	1*	8.231	13.046	34	8.385	13.311	137
2010	22.916	27.539	2	20.487	24.632	1*	13.046	15.693	22	13.311	16.036	110
2011	27.539	21.858	2	N/A	N/A	N/A	15.693	12.468	15	16.036	12.760	81
2012	21.858	25.358	1*	N/A	N/A	N/A	12.468	14.479	13	12.760	14.840	61
2013	25.358	31.933	1*	N/A	N/A	N/A	14.479	18.252	10	14.840	18.734	48
2014	31.933	32.013	2	N/A	N/A	N/A	18.252	18.316	9	18.734	18.828	41
2015	32.013	31.510	2	N/A	N/A	N/A	18.316	18.046	9	18.828	18.579	32
2016	31.510	31.581	2	N/A	N/A	N/A	18.046	18.105	7	18.579	18.667	28
American Funds Growth
2007	16.706	18.425	19	14.715	16.237	60	9.841	10.865	485	9.839	10.878	2,727
2008	18.425	10.134	19	16.237	8.935	40	10.865	5.982	404	10.878	5.998	2,164
2009	10.134	13.869	14	8.935	12.234	39	5.982	8.195	320	5.998	8.229	1,827
2010	13.869	16.158	12	12.234	14.260	39	8.195	9.557	261	8.229	9.612	1377
2011	16.158	15.184	7	14.260	13.407	37	9.557	8.989	222	9.612	9.055	1,048
2012	15.184	17.572	7	13.407	15.524	34	8.989	10.414	206	9.055	10.505	875
2013	17.572	22.443	7	15.524	19.837	30	10.414	13.314	174	10.505	13.451	746
2014	22.443	23.906	7	19.837	21.140	30	13.314	14.196	103	13.451	14.363	694
2015	23.906	25.077	6	21.140	22.187	25	14.196	14.906	89	14.363	15.105	556
2016	25.077	26.953	6	22.187	23.859	25	14.906	16.037	72	15.105	16.276	496
American Funds Growth-Income
2007	15.003	15.470	18	14.002	14.446	51	14.017	14.469	357	14.140	14.617	1,671
2008	15.470	9.439	18	14.446	8.818	44	14.469	8.836	288	14.617	8.940	1,302
2009	9.439	12.160	13	8.818	11.366	43	8.836	11.396	237	8.940	11.547	1,062
2010	12.160	13.302	11	11.366	12.439	42	11.396	12.478	199	11.547	12.663	815
2011	13.302	12.819	4	12.439	11.993	41	12.478	12.037	172	12.663	12.233	570
2012	12.819	14.784	4	11.993	13.839	34	12.037	13.896	154	12.233	14.144	457
2013	14.784	19.375	4	13.839	18.145	31	13.896	18.229	127	14.144	18.583	429
2014	19.375	21.042	4	18.145	19.717	31	18.229	19.818	74	18.583	20.233	361
2015	21.042	20.957	4	19.717	19.647	28	19.818	19.757	68	20.233	20.201	282
2016	20.957	22.943	3	19.647	21.520	28	19.757	21.651	49	20.201	22.171	254
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2007	19.567	23.054	9	18.498	21.806	24	11.180	13.186	271	11.338	13.392	927
2008	23.054	13.098	9	21.806	12.395	10	13.186	7.499	226	13.392	7.628	780
2009	13.098	18.396	8	12.395	17.418	9	7.499	10.543	191	7.628	10.740	647
2010	18.396	19.365	7	17.418	18.344	9	10.543	11.109	165	10.740	11.334	461
2011	19.365	16.355	5	18.344	15.501	8	11.109	9.392	143	11.334	9.596	355
2012	16.355	18.931	5	15.501	17.951	8	9.392	10.882	132	9.596	11.135	276
2013	18.931	22.604	5	17.951	21.445	7	10.882	13.006	105	11.135	13.329	244
2014	22.604	21.601	5	21.445	20.503	7	13.006	12.442	44	13.329	12.770	214
2015	21.601	20.245	5	20.503	19.226	7	12.442	11.672	42	12.770	11.998	183
2016	20.245	20.576	4	19.226	19.550	7	11.672	11.875	26	11.998	12.225	160
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.084	11.562	3	10.098	11.573	7
2010	N/A	N/A	N/A	11.558	12.460	1*	11.562	12.470	5	11.573	12.501	28
2011	N/A	N/A	N/A	12.460	11.792	1*	12.470	11.808	5	12.501	11.854	32
2012	N/A	N/A	N/A	11.792	12.736	1*	11.808	12.759	5	11.854	12.829	43
2013	N/A	N/A	N/A	12.736	14.313	1*	12.759	14.346	8	12.829	14.446	36
2014	N/A	N/A	N/A	14.313	14.330	1*	14.346	14.369	11	14.446	14.491	34
2015	N/A	N/A	N/A	14.330	13.933	10	14.369	13.979	10	14.491	14.118	14
2016	N/A	N/A	N/A	13.933	14.205	9	13.979	14.259	6	14.118	14.423	8
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.375	10.556	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.556	11.318	1*	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	11.190	11.799	9	11.374	11.820	1*	11.219	11.842	42	11.263	11.906	251
2008	11.799	11.015	8	11.820	11.041	46	11.842	11.066	37	11.906	11.143	333
2009	11.015	13.696	6	11.041	13.735	44	11.066	13.773	36	11.143	13.889	303
2010	13.696	14.503	4	13.735	14.551	44	13.773	14.599	30	13.889	14.744	240
2011	14.503	15.113	3	14.551	15.171	2	14.599	15.229	23	14.744	15.403	189
2012	15.113	15.856	3	15.171	15.925	2	15.229	15.993	23	15.403	16.201	180
2013	15.856	15.344	3	15.925	15.418	1*	15.993	15.492	41	16.201	15.717	129
2014	15.344	15.814	3	15.418	15.898	1*	15.492	15.982	19	15.717	16.238	115
2015	15.814	15.316	2	15.898	15.405	1*	15.982	15.495	20	16.238	15.766	109
2016	15.316	15.529	2	N/A	N/A	N/A	15.495	15.726	17	15.766	16.026	86
Delaware VIP Emerging Markets
2007	39.937	54.303	1*	36.526	49.690	1*	30.010	40.845	10	30.253	41.238	45
2008	54.303	25.756	1*	49.690	23.579	1*	40.845	19.392	6	41.238	19.608	37
2009	25.756	44.922	1*	23.579	41.147	1*	19.392	33.857	4	19.608	34.285	28
2010	44.922	52.130	1*	41.147	47.773	1*	33.857	39.329	4	34.285	39.886	21
2011	52.130	40.939	1*	N/A	N/A	N/A	39.329	30.916	2	39.886	31.401	16
2012	40.939	45.890	1*	N/A	N/A	N/A	30.916	34.690	2	31.401	35.287	12
2013	45.890	49.490	1*	N/A	N/A	N/A	34.690	37.449	2	35.287	38.150	14
2014	49.490	44.567	1*	N/A	N/A	N/A	37.449	33.758	1*	38.150	34.442	10
2015	44.567	37.285	1*	N/A	N/A	N/A	33.758	28.270	1*	34.442	28.887	10
2016	37.285	41.610	1*	N/A	N/A	N/A	28.270	31.581	1*	28.887	32.318	9
Delaware VIP High Yield
2007	16.236	16.345	2	15.708	15.821	7	13.321	13.424	54	13.453	13.576	214
2008	16.345	12.126	2	15.821	11.743	1*	13.424	9.968	57	13.576	10.097	160
2009	12.126	17.695	2	11.743	17.145	1*	9.968	14.561	62	10.097	14.771	175
2010	17.695	19.961	1*	17.145	19.350	1*	14.561	16.442	51	14.771	16.705	107
2011	19.961	20.051	1*	19.350	19.448	1*	16.442	16.534	39	16.705	16.823	72
2012	20.051	23.100	1*	19.448	22.416	2	16.534	19.067	38	16.823	19.429	68
2013	23.100	24.712	1*	22.416	23.993	2	19.067	20.418	33	19.429	20.837	68
2014	24.712	24.129	1*	23.993	23.438	1*	20.418	19.956	29	20.837	20.396	50
2015	24.129	22.058	1*	23.438	21.437	1*	19.956	18.261	26	20.396	18.692	44
2016	22.058	24.450	1*	21.437	23.774	1*	18.261	20.262	15	18.692	20.771	38
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.240	10.504	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.249	10.166	2	10.504	10.270	20
2009	N/A	N/A	N/A	11.132	11.220	1*	10.166	11.247	7	10.270	11.379	70
2010	11.196	11.462	5	11.220	11.494	1*	11.247	11.526	25	11.379	11.680	58
2011	11.462	11.540	4	11.494	11.577	7	11.526	11.616	23	11.680	11.788	62
2012	11.540	11.614	4	11.577	11.658	1*	11.616	11.703	11	11.788	11.894	49
2013	11.614	11.250	4	11.658	11.298	1*	11.703	11.347	7	11.894	11.550	55
2014	11.250	11.203	3	11.298	11.256	1*	11.347	11.311	5	11.550	11.530	30
2015	11.203	11.067	3	11.256	11.125	1*	11.311	11.185	9	11.530	11.419	24
2016	11.067	11.053	3	N/A	N/A	N/A	11.185	11.181	8	11.419	11.432	21
Delaware VIP REIT
2007	25.233	21.258	5	24.544	20.688	6	27.088	22.844	61	27.270	23.032	197
2008	21.258	13.505	4	20.688	13.149	6	22.844	14.526	44	23.032	14.668	157
2009	13.505	16.338	3	13.149	15.915	5	14.526	17.591	38	14.668	17.790	121
2010	16.338	20.306	3	15.915	19.791	5	17.591	21.886	31	17.790	22.166	68
2011	20.306	22.051	1*	19.791	21.502	5	21.886	23.790	21	22.166	24.131	47
2012	22.051	25.242	1*	21.502	24.626	6	23.790	27.260	20	24.131	27.692	37
2013	25.242	25.255	1*	24.626	24.652	6	27.260	27.302	23	27.692	27.776	36
2014	25.255	32.013	1*	24.652	31.263	6	27.302	34.641	13	27.776	35.296	34
2015	32.013	32.533	1*	31.263	31.787	6	34.641	35.239	10	35.296	35.959	19
2016	32.533	33.730	1*	31.787	32.973	6	35.239	36.573	5	35.959	37.376	19
Delaware VIP Small Cap Value
2007	22.000	20.120	14	20.537	18.791	12	24.358	22.299	62	24.445	22.412	283
2008	20.120	13.812	14	18.791	12.906	6	22.299	15.323	45	22.412	15.424	213
2009	13.812	17.838	13	12.906	16.677	5	15.323	19.810	37	15.424	19.970	168
2010	17.838	23.101	13	16.677	21.607	5	19.810	25.679	33	19.970	25.926	113
2011	23.101	22.316	11	21.607	20.884	3	25.679	24.832	29	25.926	25.109	91
2012	22.316	24.894	11	20.884	23.308	3	24.832	27.729	27	25.109	28.079	67
2013	24.894	32.544	11	23.308	30.486	4	27.729	36.286	25	28.079	36.800	62
2014	32.544	33.743	11	30.486	31.624	3	36.286	37.660	16	36.800	38.251	50
2015	33.743	30.983	11	31.624	29.053	3	37.660	34.615	13	38.251	35.211	34
2016	30.983	39.871	11	29.053	37.405	3	34.615	44.588	12	35.211	45.424	31
Delaware VIP Smid Cap Growth(4)
2007	15.986	17.334	4	14.214	15.420	9	8.101	8.793	114	8.180	8.892	506
2008	17.334	9.042	4	15.420	8.048	3	8.793	4.591	94	8.892	4.650	447
2009	9.042	13.703	3	8.048	12.202	3	4.591	6.965	81	4.650	7.065	364
2010	16.263	18.387	3	14.487	16.382	3	8.272	9.355	68	8.401	9.503	254
2011	18.387	19.476	3	16.382	17.360	3	9.355	9.919	53	9.503	10.091	171
2012	19.476	21.167	3	17.360	18.877	3	9.919	10.791	53	10.091	10.995	144
2013	21.167	29.294	3	18.877	26.138	3	10.791	14.949	46	10.995	15.254	126
2014	29.294	29.583	3	26.138	26.409	3	14.949	15.112	34	15.254	15.443	102
2015	29.583	31.163	3	26.409	27.833	3	15.112	15.935	28	15.443	16.309	66
2016	31.163	33.044	3	27.833	29.528	3	15.935	16.913	19	16.309	17.336	62
Delaware VIP U.S. Growth
2007	N/A	N/A	N/A	11.163	12.321	1*	11.194	12.360	4	11.284	12.479	16
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.360	6.940	2	12.479	7.017	13
2009	N/A	N/A	N/A	6.984	9.708	1*	6.940	9.749	1*	7.017	9.872	9
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.749	10.877	1*	9.872	11.031	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.877	11.490	1*	11.031	11.670	3
2012	N/A	N/A	N/A	12.618	13.018	1*	11.490	13.092	4	11.670	13.317	19
2013	N/A	N/A	N/A	13.018	17.189	1*	13.092	17.296	1*	13.317	17.620	8
2014	N/A	N/A	N/A	17.189	18.991	1*	N/A	N/A	N/A	17.620	19.506	3
2015	N/A	N/A	N/A	18.991	19.599	1*	N/A	N/A	N/A	19.506	20.171	1*
2016	N/A	N/A	N/A	19.599	18.192	1*	N/A	N/A	N/A	20.171	18.760	1*
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2007	N/A	N/A	N/A	14.713	14.018	2	15.580	14.851	30	15.675	14.964	164
2008	N/A	N/A	N/A	14.018	9.146	1*	14.851	9.694	20	14.964	9.783	108
2009	N/A	N/A	N/A	9.146	10.568	1*	9.694	11.208	19	9.783	11.327	100
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.208	12.701	8	11.327	12.855	66
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.701	13.636	7	12.855	13.823	59
2012	N/A	N/A	N/A	13.375	14.438	2	13.636	15.334	8	13.823	15.567	52
2013	N/A	N/A	N/A	14.438	18.913	2	15.334	20.097	8	15.567	20.433	53
2014	N/A	N/A	N/A	18.913	21.121	1*	20.097	22.454	7	20.433	22.864	39
2015	N/A	N/A	N/A	21.121	20.611	1*	22.454	21.924	5	22.864	22.357	36
2016	N/A	N/A	N/A	20.611	23.142	2	21.924	24.628	4	22.357	25.153	34
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.272	11.491	1*
2010	N/A	N/A	N/A	11.477	12.642	3	N/A	N/A	N/A	11.491	12.683	16
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.683	12.093	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.307	12.938	4	12.093	13.015	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.938	12.808	4	13.015	12.905	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.808	12.994	4	12.905	13.111	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.994	11.933	3	13.111	12.059	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.933	12.311	3	12.059	12.460	1*
Deutsche Equity 500 Index VIP(1)
2004	10.814	11.741	2	10.069	10.937	9	7.452	8.099	107	7.442	8.100	647
2005	11.741	12.064	2	10.937	11.244	9	8.099	8.330	96	8.100	8.344	574
2006	12.064	13.681	2	11.244	12.758	4	8.330	9.456	81	8.344	9.486	425
2007	13.681	14.142	2	12.758	13.194	4	9.456	9.784	72	9.486	9.830	382
2008	14.142	8.725	1*	13.194	8.144	3	9.784	6.043	69	9.830	6.080	307
2009	8.725	10.819	1*	8.144	10.104	3	6.043	7.501	67	6.080	7.558	296
2010	N/A	N/A	N/A	10.104	11.383	3	7.501	8.454	55	7.558	8.532	211
2011	N/A	N/A	N/A	11.383	11.385	3	8.454	8.460	47	8.532	8.551	99
2012	N/A	N/A	N/A	11.385	12.938	3	8.460	9.618	42	8.551	9.736	100
2013	13.833	16.178	12	12.938	15.134	3	9.618	11.253	41	9.736	11.398	94
Deutsche Small Cap Index VIP(5)
2007	N/A	N/A	N/A	N/A	N/A	N/A	18.614	17.944	3	18.762	18.113	11
2008	N/A	N/A	N/A	N/A	N/A	N/A	17.944	11.616	2	18.113	11.743	7
2009	N/A	N/A	N/A	N/A	N/A	N/A	11.616	14.447	2	11.743	14.627	11
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.447	17.944	1*	14.627	18.195	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	17.944	16.854	1*	18.195	17.115	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	16.854	19.253	1*	17.115	19.581	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	19.253	26.229	1*	19.581	26.716	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	26.229	26.996	1*	26.716	27.538	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	26.996	25.308	1*	27.538	25.856	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	25.308	30.099	1*	25.856	30.796	3
Fidelity VIP Contrafund
2007	17.287	19.906	2	17.337	19.974	1*	17.384	20.038	38	17.519	20.224	142
2008	19.906	11.199	1*	19.974	11.242	1*	20.038	11.284	28	20.224	11.406	184
2009	11.199	14.892	1*	11.242	14.958	1*	11.284	15.022	27	11.406	15.206	165
2010	14.892	17.094	1*	14.958	17.178	2	15.022	17.259	20	15.206	17.498	112
2011	17.094	16.313	1*	17.178	16.402	1*	17.259	16.488	16	17.498	16.741	71
2012	16.313	18.599	1*	N/A	N/A	N/A	16.488	18.817	15	16.741	19.134	61
2013	18.599	23.910	1*	N/A	N/A	N/A	18.817	24.214	20	19.134	24.659	50
2014	23.910	26.207	1*	N/A	N/A	N/A	24.214	26.567	18	24.659	27.096	41
2015	26.207	25.834	1*	N/A	N/A	N/A	26.567	26.215	18	27.096	26.777	39
2016	25.834	27.321	1*	N/A	N/A	N/A	26.215	27.751	17	26.777	28.389	37
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2004	11.514	12.573	5	10.689	11.678	10	10.517	11.496	111	10.570	11.571	296
2005	12.573	13.030	1*	11.678	12.108	7	11.496	11.926	90	11.571	12.022	252
2006	13.030	15.340	1*	12.108	14.263	7	11.926	14.054	79	12.022	14.188	234
2007	15.340	15.251	1*	14.263	14.186	7	14.054	13.986	65	14.188	14.141	219
2008	15.251	8.561	1*	14.186	7.968	6	13.986	7.859	53	14.141	7.958	165
2009	8.561	10.916	1*	7.968	10.164	6	7.859	10.031	48	7.958	10.172	136
2010	10.916	12.314	1*	10.164	11.472	6	10.031	11.327	34	10.172	11.504	92
2011	12.314	12.168	1*	11.472	11.341	5	11.327	11.204	30	11.504	11.396	63
2012	12.168	13.982	1*	11.341	13.039	5	11.204	12.887	29	11.396	13.128	66
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Growth
2007	11.489	14.286	1*	10.464	13.017	2	6.619	8.238	43	6.683	8.330	302
2008	14.286	7.389	1*	13.017	6.736	2	8.238	4.265	45	8.330	4.320	208
2009	7.389	9.282	1*	6.736	8.467	3	4.265	5.363	38	4.320	5.440	179
2010	9.282	11.286	1*	8.467	10.300	2	5.363	6.528	36	5.440	6.631	126
2011	11.286	11.076	1*	10.300	10.113	2	6.528	6.412	29	6.631	6.524	105
2012	11.076	12.439	1*	10.113	11.363	2	6.412	7.209	28	6.524	7.345	97
2013	12.439	16.607	1*	11.363	15.178	1*	7.209	9.634	49	7.345	9.831	76
2014	16.607	18.098	1*	N/A	N/A	N/A	9.634	10.509	17	9.831	10.740	54
2015	18.098	18.993	1*	N/A	N/A	N/A	10.509	11.040	17	10.740	11.299	51
2016	18.993	18.747	1*	N/A	N/A	N/A	11.040	10.908	15	11.299	11.181	47
Fidelity VIP Mid Cap
2007	12.746	14.431	1*	12.756	14.450	1*	12.767	14.470	17	12.796	14.524	48
2008	14.431	8.556	1*	14.450	8.571	1*	14.470	8.587	30	14.524	8.632	52
2009	N/A	N/A	N/A	8.571	11.764	1*	8.587	11.793	19	8.632	11.872	58
2010	N/A	N/A	N/A	11.764	14.856	1*	11.793	14.899	13	11.872	15.022	38
2011	N/A	N/A	N/A	14.856	13.007	1*	14.899	13.052	11	15.022	13.179	31
2012	N/A	N/A	N/A	13.007	14.636	1*	13.052	14.693	10	13.179	14.859	28
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.693	19.617	8	14.859	19.869	22
2014	N/A	N/A	N/A	N/A	N/A	N/A	19.617	20.440	4	19.869	20.733	17
2015	N/A	N/A	N/A	N/A	N/A	N/A	20.440	19.758	4	20.733	20.071	17
2016	N/A	N/A	N/A	N/A	N/A	N/A	19.758	21.730	3	20.071	22.108	18
Fidelity VIP Overseas(6)
2004	11.945	13.288	1*	11.960	13.311	1*	7.317	8.147	14	7.355	8.202	174
2005	13.288	15.494	1*	13.311	15.529	2	8.147	9.510	25	8.202	9.588	214
2006	15.494	17.913	1*	15.529	17.962	2	9.510	11.005	27	9.588	11.113	161
2007	17.913	20.584	1*	17.962	20.650	2	11.005	12.659	28	11.113	12.801	100
2008	20.584	11.324	1*	20.650	11.366	2	12.659	6.971	26	12.801	7.060	70
2009	11.324	14.031	1*	11.366	14.090	2	6.971	8.646	12	7.060	8.770	56
2010	14.031	15.541	1*	14.090	15.614	2	8.646	9.586	14	8.770	9.738	37
2011	15.541	12.610	1*	15.614	12.676	1*	9.586	7.786	11	9.738	7.921	26
2012	12.610	14.902	1*	12.676	14.987	1*	7.786	9.210	10	7.921	9.384	16
2013	14.902	16.617	1*	14.987	16.716	1*	9.210	10.274	10	9.384	10.474	17
Franklin Income VIP
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.800	11.435	11	11.225	11.462	112
2008	N/A	N/A	N/A	10.205	7.894	1*	11.435	7.904	6	11.462	7.935	124
2009	N/A	N/A	N/A	7.894	10.512	1*	7.904	10.531	2	7.935	10.589	150
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.531	11.660	2	10.589	11.741	82
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.660	11.731	2	11.741	11.830	72
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.731	12.986	5	11.830	13.116	44
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.986	14.540	26	13.116	14.707	37
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.540	14.947	6	14.707	15.142	36
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.947	13.652	5	15.142	13.850	33
2016	N/A	N/A	N/A	N/A	N/A	N/A	13.652	15.296	2	13.850	15.542	24
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Mutual Shares VIP
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.260	11.450	11	11.270	11.477	49
2008	N/A	N/A	N/A	9.615	7.066	1*	11.450	7.076	6	11.477	7.104	54
2009	N/A	N/A	N/A	7.066	8.748	1*	7.076	8.764	5	7.104	8.812	47
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.764	9.576	3	8.812	9.643	52
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.576	9.312	4	9.643	9.391	38
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.312	10.454	7	9.391	10.558	19
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.454	13.176	7	10.558	13.327	14
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.176	13.869	5	13.327	14.050	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.869	12.956	5	14.050	13.144	9
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.956	14.775	2	13.144	15.013	9
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	11.591	12.684	1*	11.607	12.708	2	6.327	6.930	75	6.359	6.977	860
2005	12.684	13.048	3	12.708	13.079	2	6.930	7.136	52	6.977	7.195	454
2006	13.048	13.922	4	13.079	13.962	2	7.136	7.622	45	7.195	7.696	388
2007	13.922	15.203	3	13.962	15.255	8	7.622	8.331	42	7.696	8.425	338
2008	15.203	8.582	3	15.255	8.616	1*	8.331	4.708	33	8.425	4.768	275
2009	8.582	12.096	2	8.616	12.149	1*	4.708	6.642	31	4.768	6.737	237
2010	12.096	15.155	1*	12.149	15.229	1*	6.642	8.330	24	6.737	8.461	132
2011	15.155	14.158	1*	15.229	14.234	1*	8.330	7.790	23	8.461	7.925	88
2012	14.158	15.407	1*	14.234	15.498	1*	7.790	8.485	22	7.925	8.645	79
2013	15.407	17.940	1*	15.498	18.049	1*	8.485	9.884	22	8.645	10.076	75
Invesco V.I. American Franchise
2007	N/A	N/A	N/A	11.466	12.615	1*	4.936	5.433	74	4.936	5.441	152
2008	N/A	N/A	N/A	12.615	7.125	1*	5.433	3.070	39	5.441	3.079	120
2009	N/A	N/A	N/A	7.125	8.473	1*	3.070	3.653	34	3.079	3.669	84
2010	N/A	N/A	N/A	8.473	9.611	1*	3.653	4.145	32	3.669	4.170	61
2011	N/A	N/A	N/A	9.611	8.692	1*	4.145	3.751	27	4.170	3.779	42
2012	N/A	N/A	N/A	N/A	N/A	N/A	4.307	4.149	24	4.341	4.187	39
2013	N/A	N/A	N/A	N/A	N/A	N/A	4.149	5.714	19	4.187	5.774	20
2014	N/A	N/A	N/A	N/A	N/A	N/A	5.714	6.089	14	5.774	6.162	17
2015	N/A	N/A	N/A	N/A	N/A	N/A	6.089	6.283	13	6.162	6.368	16
2016	N/A	N/A	N/A	N/A	N/A	N/A	6.283	6.314	12	6.368	6.409	15
Invesco V.I. Core Equity
2007	11.592	12.303	1*	10.846	11.518	2	7.502	7.970	81	7.491	7.970	331
2008	12.303	8.437	1*	11.518	7.902	1*	7.970	5.471	69	7.970	5.479	306
2009	N/A	N/A	N/A	7.902	9.958	1*	5.471	6.897	59	5.479	6.918	242
2010	N/A	N/A	N/A	9.958	10.715	1*	6.897	7.425	45	6.918	7.459	173
2011	N/A	N/A	N/A	10.715	10.517	1*	7.425	7.292	37	7.459	7.336	153
2012	N/A	N/A	N/A	10.517	11.763	1*	7.292	8.160	37	7.336	8.222	95
2013	N/A	N/A	N/A	11.763	14.932	1*	8.160	10.364	25	8.222	10.458	66
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.364	11.014	12	10.458	11.130	56
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.014	10.198	10	11.130	10.321	41
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.198	11.050	9	10.321	11.200	38
Invesco V.I. International Growth
2007	N/A	N/A	N/A	18.556	20.908	2	11.295	12.732	27	11.466	12.945	100
2008	N/A	N/A	N/A	20.908	12.243	1*	12.732	7.459	16	12.945	7.595	85
2009	N/A	N/A	N/A	12.243	16.262	1*	7.459	9.913	14	7.595	10.109	60
2010	N/A	N/A	N/A	16.262	18.027	1*	9.913	10.994	11	10.109	11.229	47
2011	N/A	N/A	N/A	18.027	16.511	1*	10.994	10.075	9	11.229	10.305	23
2012	N/A	N/A	N/A	16.511	18.736	1*	10.075	11.438	9	10.305	11.717	18
2013	N/A	N/A	N/A	18.736	21.900	1*	11.438	13.377	8	11.717	13.723	17
2014	N/A	N/A	N/A	21.900	21.581	1*	13.377	13.188	4	13.723	13.550	12
2015	N/A	N/A	N/A	21.581	20.699	1*	13.188	12.656	4	13.550	13.023	13
2016	N/A	N/A	N/A	20.699	20.238	1*	12.656	12.380	4	13.023	12.758	11
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced
2007	N/A	N/A	N/A	N/A	N/A	N/A	13.343	14.461	10	13.447	14.595	51
2008	N/A	N/A	N/A	N/A	N/A	N/A	14.461	11.928	2	14.595	12.057	41
2009	N/A	N/A	N/A	N/A	N/A	N/A	11.928	14.719	3	12.057	14.901	40
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.719	15.639	3	14.901	15.855	24
2011	N/A	N/A	N/A	N/A	N/A	N/A	15.639	15.575	2	15.855	15.815	20
2012	N/A	N/A	N/A	N/A	N/A	N/A	15.575	17.352	2	15.815	17.646	9
2013	N/A	N/A	N/A	N/A	N/A	N/A	17.352	20.428	2	17.646	20.805	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	20.428	21.727	5	20.805	22.161	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	21.727	21.438	5	22.161	21.899	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	21.438	21.977	5	21.899	22.483	3
Janus Aspen Enterprise
2007	15.367	18.364	1*	N/A	N/A	N/A	15.444	18.476	3	15.566	18.650	11
2008	18.364	10.121	1*	N/A	N/A	N/A	18.476	10.193	3	18.650	10.304	11
2009	10.121	14.351	1*	N/A	N/A	N/A	10.193	14.467	2	10.304	14.647	12
2010	14.351	17.684	1*	N/A	N/A	N/A	14.467	17.845	1*	14.647	18.094	4
2011	17.684	17.073	1*	N/A	N/A	N/A	17.845	17.245	1*	18.094	17.512	6
2012	17.073	19.607	1*	N/A	N/A	N/A	17.245	19.825	1*	17.512	20.162	6
2013	19.607	25.414	1*	N/A	N/A	N/A	19.825	25.723	1*	20.162	26.199	1*
2014	25.414	28.002	1*	N/A	N/A	N/A	25.723	28.371	1*	26.199	28.940	1*
2015	28.002	28.525	1*	N/A	N/A	N/A	28.371	28.928	1*	28.940	29.553	1*
2016	28.525	31.391	1*	N/A	N/A	N/A	28.928	31.866	1*	29.553	32.605	1*
Janus Aspen Global Research
2007	N/A	N/A	N/A	N/A	N/A	N/A	12.608	13.550	1*	12.708	13.677	2
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.550	7.348	1*	13.677	7.429	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.348	9.922	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.922	11.263	1*	10.046	11.420	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.420	9.667	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.667	11.403	1*
2013	N/A	N/A	N/A	13.244	14.024	1*	N/A	N/A	N/A	11.403	14.373	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.373	15.160	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.160	14.542	4
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.542	14.571	4
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.888	11.197	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.700	12.194	1*
LVIP Baron Growth Opportunities(7)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.619	10.808	11
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.120	6.448	12	10.808	6.474	42
2009	8.481	8.733	1*	N/A	N/A	N/A	6.448	8.765	2	6.474	8.813	32
2010	8.733	10.835	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.813	10.961	27
2011	10.835	11.065	1*	N/A	N/A	N/A	10.886	11.127	1*	10.961	11.221	17
2012	11.065	12.844	1*	N/A	N/A	N/A	11.127	12.929	1*	11.221	13.058	8
2013	12.844	17.660	1*	N/A	N/A	N/A	12.929	17.795	3	13.058	17.999	19
2014	17.660	18.178	1*	N/A	N/A	N/A	17.795	18.335	3	17.999	18.573	6
2015	18.178	16.993	1*	N/A	N/A	N/A	N/A	N/A	N/A	18.573	17.406	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.406	18.084	1*
LVIP BlackRock Dividend Value Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Emerging Markets Managed Volatility(15)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.907	10.408	1*
2014	N/A	N/A	N/A	10.517	10.153	1*	N/A	N/A	N/A	10.408	10.186	1*
2015	N/A	N/A	N/A	10.153	9.507	1*	9.536	9.520	4	10.186	9.557	7
2016	N/A	N/A	N/A	9.507	9.571	1*	N/A	N/A	N/A	9.557	9.641	1*
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.086	11.083	1*	10.090	11.092	6	10.099	11.119	7
2012	N/A	N/A	N/A	11.083	11.565	5	11.092	11.580	5	11.119	11.626	5
2013	11.250	10.367	1*	11.565	10.385	5	11.580	10.404	34	11.626	10.461	119
2014	10.367	10.470	1*	10.385	10.494	5	10.404	10.518	29	10.461	10.592	97
2015	10.470	9.968	1*	10.494	9.996	5	10.518	10.024	27	10.592	10.109	64
2016	N/A	N/A	N/A	9.996	10.144	5	10.024	10.178	9	10.109	10.280	56
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.358	9.827	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.827	10.508	5
LVIP Blended Large Cap Growth Managed Volatility
2007	N/A	N/A	N/A	13.777	16.253	1*	13.802	16.290	3	13.877	16.404	3
2008	N/A	N/A	N/A	16.253	9.423	1*	16.290	9.449	3	16.404	9.530	3
2009	N/A	N/A	N/A	9.423	12.788	1*	9.449	12.830	2	9.530	12.958	3
2010	N/A	N/A	N/A	12.788	13.951	1*	12.830	14.004	2	12.958	14.165	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.004	12.945	1*	14.165	13.114	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.945	14.769	1*	13.114	14.984	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.769	18.168	1*	14.984	18.460	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.168	18.761	1*	18.460	19.091	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.761	18.636	1*	19.091	18.993	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.636	18.027	1*	18.993	18.400	2
LVIP Blended Mid Cap Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.542	10.839	12
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.147	5.435	2	10.839	5.394	23
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.435	7.907	2	5.394	7.859	22
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.859	9.818	18
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.818	8.905	16
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.905	9.308	12
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.308	11.407	14
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.407	10.379	13
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.379	9.761	13
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.761	9.798	1*
LVIP Clarion Global Real Estate
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.198	8.213	1*	9.557	8.221	14
2008	N/A	N/A	N/A	N/A	N/A	N/A	8.213	4.667	10	8.221	4.678	34
2009	6.133	6.288	1*	N/A	N/A	N/A	4.667	6.305	5	4.678	6.330	23
2010	6.288	7.264	1*	N/A	N/A	N/A	6.305	7.290	4	6.330	7.329	23
2011	7.264	6.495	1*	N/A	N/A	N/A	7.290	6.525	5	7.329	6.571	24
2012	6.495	7.932	1*	7.302	7.954	2	6.525	7.976	4	6.571	8.044	16
2013	7.932	8.023	1*	7.954	8.049	2	7.976	8.076	5	8.044	8.157	14
2014	8.023	8.947	1*	8.049	8.981	2	8.076	9.015	3	8.157	9.119	10
2015	8.947	8.654	1*	8.981	8.691	2	9.015	8.729	3	9.119	8.843	9
2016	N/A	N/A	N/A	8.691	8.617	2	8.729	8.658	1*	8.843	8.784	6
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2007	12.333	12.766	29	12.340	12.780	59	13.936	14.440	262	14.071	14.601	1,086
2008	12.766	12.165	28	12.780	12.185	53	14.440	13.775	178	14.601	13.949	924
2009	12.165	14.200	26	12.185	14.229	52	13.775	16.094	146	13.949	16.323	772
2010	14.200	15.123	17	14.229	15.162	51	16.094	17.158	129	16.323	17.427	597
2011	15.123	15.980	13	15.162	16.029	50	17.158	18.148	104	17.427	18.461	391
2012	15.980	16.723	12	16.029	16.784	59	18.148	19.012	90	18.461	19.368	318
2013	16.723	16.038	12	16.784	16.104	58	19.012	18.251	69	19.368	18.621	257
2014	16.038	16.685	11	16.104	16.762	55	18.251	19.006	45	18.621	19.421	207
2015	16.685	16.442	11	16.762	16.526	48	19.006	18.749	41	19.421	19.186	162
2016	16.442	16.581	10	16.526	16.674	48	18.749	18.925	36	19.186	19.396	146
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.028	9.801	1*	10.031	9.809	1*	10.040	9.833	4
2012	N/A	N/A	N/A	9.801	10.007	6	N/A	N/A	N/A	9.833	10.060	2
2013	N/A	N/A	N/A	10.007	9.878	3	9.903	9.896	13	10.060	9.950	13
2014	N/A	N/A	N/A	9.878	9.737	7	9.896	9.760	12	9.950	9.828	3
2015	N/A	N/A	N/A	9.737	9.471	4	9.760	9.497	11	9.828	9.578	1*
2016	N/A	N/A	N/A	9.471	9.488	2	9.497	9.520	11	9.578	9.615	3
LVIP Delaware Foundation Aggressive Allocation(8)
2007	N/A	N/A	N/A	N/A	N/A	N/A	14.825	15.458	3	14.905	15.566	11
2008	N/A	N/A	N/A	N/A	N/A	N/A	15.458	10.118	5	15.566	10.204	17
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.118	13.090	4	10.204	13.221	11
2010	N/A	N/A	N/A	N/A	N/A	N/A	13.090	14.433	3	13.221	14.599	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.433	13.860	3	14.599	14.041	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	13.860	15.392	3	14.041	15.616	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	15.392	18.141	3	15.616	18.432	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.141	18.553	3	18.432	18.879	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.553	17.944	3	18.879	18.286	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	17.944	18.577	3	18.286	18.960	3
LVIP Delaware Social Awareness
2007	15.267	15.432	1*	15.312	15.485	1*	16.145	16.335	11	15.473	15.679	45
2008	15.432	9.936	1*	15.485	9.975	1*	16.335	10.528	7	15.679	10.120	30
2009	9.936	12.680	1*	9.975	12.736	1*	10.528	13.449	3	10.120	12.948	28
2010	12.680	13.888	1*	12.736	13.957	1*	13.449	14.745	2	12.948	14.217	21
2011	13.888	13.720	1*	N/A	N/A	N/A	14.745	14.582	2	14.217	14.080	15
2012	13.720	15.527	1*	N/A	N/A	N/A	14.582	16.518	2	14.080	15.974	7
2013	15.527	20.682	1*	N/A	N/A	N/A	16.518	22.025	2	15.974	21.332	6
2014	20.682	23.389	1*	N/A	N/A	N/A	22.025	24.933	2	21.332	24.184	6
2015	23.389	22.809	1*	N/A	N/A	N/A	24.933	24.338	2	24.184	23.643	5
2016	22.809	23.877	1*	N/A	N/A	N/A	24.338	25.503	2	23.643	24.812	4
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.878	9.142	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	7.848	5.667	3	9.142	5.681	4
2009	6.966	7.220	1*	N/A	N/A	N/A	5.667	7.239	3	5.681	7.268	4
2010	7.220	9.227	1*	N/A	N/A	N/A	7.239	9.261	3	7.268	9.311	8
2011	9.227	8.557	1*	N/A	N/A	N/A	9.261	8.596	1*	9.311	8.656	7
2012	8.557	9.621	1*	N/A	N/A	N/A	8.596	9.675	1*	8.656	9.757	4
2013	9.621	12.591	1*	N/A	N/A	N/A	9.675	12.675	1*	9.757	12.801	3
2014	12.591	13.257	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.801	13.512	2
2015	13.257	13.002	1*	N/A	N/A	N/A	N/A	N/A	N/A	13.512	13.286	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.286	15.688	2
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.938	9.677	5
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.677	10.937	7
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.937	9.930	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Core Equity 1
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.435	11.913	2
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.913	7.504	14
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.504	9.174	7
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.174	10.161	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.161	10.084	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.084	11.404	15
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.404	14.904	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.904	16.542	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.542	15.898	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.898	17.837	1*
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.651	13.674	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.674	14.054	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.054	12.746	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.746	13.905	1*
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.235	10.344	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.452	10.102	3	10.374	10.173	5
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.102	10.110	1*	10.173	10.196	1*
LVIP Franklin Templeton Global Equity Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.232	9.795	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.015	5.972	2	9.795	5.986	5
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.986	7.529	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.529	7.877	5
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.877	7.493	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.493	8.916	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.916	10.497	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.497	10.100	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.100	9.119	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.119	9.168	2
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.458	11.600	1*	11.007	11.645	53
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.645	9.323	82
2009	N/A	N/A	N/A	N/A	N/A	N/A	9.647	11.349	19	9.323	11.427	137
2010	11.297	12.225	3	N/A	N/A	N/A	N/A	N/A	N/A	11.427	12.396	75
2011	12.225	12.412	3	12.259	12.453	15	12.293	12.494	1*	12.396	12.617	64
2012	12.412	13.342	3	N/A	N/A	N/A	12.494	13.444	2	12.617	13.597	33
2013	13.342	14.338	2	N/A	N/A	N/A	N/A	N/A	N/A	13.597	14.649	22
2014	14.338	14.840	2	N/A	N/A	N/A	N/A	N/A	N/A	14.649	15.199	21
2015	14.840	14.243	2	N/A	N/A	N/A	14.454	14.394	7	15.199	14.624	28
2016	14.243	14.646	2	N/A	N/A	N/A	N/A	N/A	N/A	14.624	15.076	20
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Growth Allocation Managed Risk
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.904	12.814	18	11.932	12.863	31
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.814	8.363	17	12.863	8.408	53
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.363	10.577	16	8.408	10.650	52
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.577	11.685	14	10.650	11.783	51
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.685	11.454	13	11.783	11.568	32
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.454	12.255	13	11.568	12.395	26
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.255	13.639	7	12.395	13.816	28
2014	N/A	N/A	N/A	13.195	13.766	2	13.639	13.832	7	13.816	14.032	24
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.832	13.058	6	14.032	13.267	19
2016	N/A	N/A	N/A	N/A	N/A	N/A	13.058	13.407	6	13.267	13.642	16
LVIP Global Income
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.330	10.665	1*	10.166	10.673	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.665	11.467	2	10.673	11.492	10
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.467	11.361	1*	11.492	11.404	8
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.404	12.056	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.056	11.501	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.501	11.509	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.509	11.070	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.070	10.922	3
LVIP Global Moderate Allocation Managed Risk
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.492	12.308	1*	11.519	12.356	185
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.308	8.852	1*	12.356	8.900	236
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.852	11.111	1*	8.900	11.187	65
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.111	12.193	14	11.187	12.296	144
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.193	12.091	14	12.296	12.211	55
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.211	13.137	50
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.137	14.426	111
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.426	14.748	106
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.748	13.989	107
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.989	14.328	68
LVIP Government Money Market
2007	N/A	N/A	N/A	10.150	10.464	1*	10.593	10.927	300	10.696	11.049	828
2008	N/A	N/A	N/A	10.464	10.519	20	10.927	10.989	333	11.049	11.128	1,165
2009	10.465	10.317	2	10.519	10.362	1*	10.989	10.831	284	11.128	10.985	832
2010	10.317	10.133	2	10.362	10.182	1*	10.831	10.648	162	10.985	10.815	467
2011	10.133	9.950	2	10.182	10.004	6	10.648	10.466	149	10.815	10.647	284
2012	9.950	9.770	2	10.004	9.828	6	10.466	10.287	117	10.647	10.481	157
2013	9.770	9.593	2	9.828	9.655	1*	10.287	10.111	110	10.481	10.317	140
2014	9.593	9.420	2	9.655	9.485	3	10.111	9.938	74	10.317	10.156	107
2015	9.420	9.249	2	9.485	9.318	2	9.938	9.768	70	10.156	9.997	89
2016	9.249	9.082	2	9.318	9.154	1*	9.768	9.602	68	9.997	9.841	75
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.070	11.323	1*
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.366	12.375	2
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.032	10.434	4
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.795	10.877	3	10.805	10.903	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.877	12.252	2	10.903	12.300	16
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.252	12.798	3	12.300	12.868	12
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.798	12.901	2	12.868	12.991	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.901	12.148	2	12.991	12.251	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.148	13.486	10	12.251	13.621	4
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.765	6.051	16	6.003	6.067	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.067	7.424	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.424	9.093	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.093	8.769	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.769	9.792	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.792	11.937	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.937	12.669	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.669	11.475	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.475	12.391	1*
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.413	9.521	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.521	10.418	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.418	10.354	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.354	11.033	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.033	11.798	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.798	12.135	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.135	11.722	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.722	12.017	1*
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.993	7.363	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.363	9.069	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.105	10.013	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.440	8.869	12
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.869	9.798	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.798	9.564	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.689	10.049	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.049	9.163	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.163	9.006	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.006	8.726	1*
LVIP MFS International Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.277	11.149	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.630	5.575	1*	11.149	5.588	11
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.575	7.423	1*	5.588	7.452	21
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.423	8.230	1*	7.452	8.275	15
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.230	7.270	1*	8.275	7.321	8
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.270	8.509	1*	7.321	8.581	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.509	9.476	1*	8.581	9.570	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.476	8.819	1*	9.570	8.920	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	8.819	8.757	1*	8.920	8.870	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	8.757	8.726	1*	8.870	8.852	3
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	8.999	6.438	19	9.223	6.454	9
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.438	7.634	32	6.454	7.664	12
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.634	8.351	29	7.664	8.396	15
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.351	8.177	28	8.396	8.233	11
2012	N/A	N/A	N/A	9.064	9.297	6	8.177	9.324	27	8.233	9.402	6
2013	N/A	N/A	N/A	9.297	12.384	6	9.324	12.426	16	9.402	12.549	7
2014	N/A	N/A	N/A	12.384	13.408	6	12.426	13.460	14	12.549	13.614	6
2015	N/A	N/A	N/A	13.408	13.064	6	13.460	13.121	13	13.614	13.292	4
2016	N/A	N/A	N/A	13.064	14.599	6	13.121	14.671	12	13.292	14.883	3
LVIP Mondrian International Value
2007	22.457	24.578	1*	22.527	24.667	1*	22.583	24.741	14	22.748	24.959	50
2008	24.578	15.283	1*	24.667	15.346	1*	24.741	15.400	10	24.959	15.559	50
2009	15.283	18.189	1*	15.346	18.273	1*	15.400	18.346	5	15.559	18.564	43
2010	18.189	18.295	1*	18.273	18.389	1*	18.346	18.472	4	18.564	18.719	33
2011	18.295	17.203	1*	N/A	N/A	N/A	18.472	17.386	3	18.719	17.645	27
2012	17.203	18.511	1*	N/A	N/A	N/A	17.386	18.728	3	17.645	19.035	23
2013	18.511	22.141	1*	N/A	N/A	N/A	18.728	22.422	3	19.035	22.825	27
2014	22.141	21.183	1*	N/A	N/A	N/A	22.422	21.474	2	22.825	21.892	22
2015	21.183	20.007	1*	23.147	20.160	1*	21.474	20.301	2	21.892	20.727	21
2016	20.007	20.428	1*	20.160	20.594	1*	20.301	20.749	2	20.727	21.217	17
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.976	9.900	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.900	9.880	7
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.945	9.915	15	9.880	9.954	7
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.271	11.055	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.055	11.511	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Bond Index
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.032	10.451	5	10.002	10.459	17
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.451	10.707	24	10.459	10.732	61
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.707	11.122	18	10.732	11.164	85
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.122	11.709	12	11.164	11.771	62
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.709	11.920	12	11.771	12.001	19
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.920	11.383	13	12.001	11.478	14
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.383	11.799	14	11.478	11.915	14
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.799	11.595	10	11.915	11.726	16
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.595	11.626	10	11.726	11.775	17
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.441	10.526	11
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.526	11.273	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.273	11.818	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.818	12.150	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.815	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.815	12.179	1*
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.385	10.459	1*	N/A	N/A	N/A	10.394	10.489	1*
2012	N/A	N/A	N/A	10.459	11.103	1*	N/A	N/A	N/A	10.489	11.157	2
2013	N/A	N/A	N/A	11.103	11.647	1*	N/A	N/A	N/A	11.157	11.727	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.727	12.150	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.705	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.705	12.277	1*
LVIP SSGA Developed International 150
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.593	6.260	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.279	8.871	4	6.260	8.892	18
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.871	9.327	5	8.892	9.363	15
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.327	8.033	3	9.363	8.076	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.033	8.948	3	8.076	9.010	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.948	10.553	3	9.010	10.641	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.553	10.437	4	10.641	10.540	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.437	9.791	4	10.540	9.902	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.791	10.532	4	9.902	10.668	3
LVIP SSGA Emerging Markets 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.357	6.052	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.818	11.259	2	6.052	11.285	16
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.259	14.100	2	11.285	14.154	20
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.100	11.755	2	14.154	11.818	20
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.755	12.982	2	11.818	13.071	11
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.982	12.364	2	13.071	12.468	8
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.364	11.711	2	12.468	11.827	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.711	9.522	1*	11.827	9.631	4
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.522	10.776	1*	9.631	10.915	3
LVIP SSGA Global Tactical Allocation Managed Volatility(11)
2007	N/A	N/A	N/A	N/A	N/A	N/A	12.424	13.520	3	12.453	13.572	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.520	7.889	15	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.889	10.114	4	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.114	10.781	3	10.184	10.872	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.781	10.590	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.590	11.539	4	11.604	11.670	19
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.670	12.580	20
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.580	12.840	20
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA International Index
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.676	6.397	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.189	8.010	2	6.397	8.028	16
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.010	8.405	4	8.028	8.436	20
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.405	7.219	4	8.436	7.257	12
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.219	8.358	4	7.257	8.414	4
2013	8.509	9.857	1*	9.189	9.885	1*	8.358	9.912	13	8.414	9.994	19
2014	9.857	9.089	1*	9.885	9.118	1*	9.912	9.148	11	9.994	9.238	17
2015	9.089	8.791	1*	9.118	8.824	1*	9.148	8.858	10	9.238	8.958	29
2016	8.791	8.694	1*	8.824	8.731	1*	8.858	8.768	10	8.958	8.881	29
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Large Cap 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.673	6.973	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.752	9.240	5	6.973	9.261	24
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.240	10.795	6	9.261	10.836	27
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.795	10.827	4	10.836	10.884	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.827	11.910	4	10.884	11.991	8
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.910	15.858	4	11.991	15.990	7
2014	N/A	N/A	N/A	N/A	N/A	N/A	15.858	18.144	3	15.990	18.323	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.144	16.954	2	18.323	17.147	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	16.954	20.196	2	17.147	20.456	4
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.183	10.884	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.884	11.379	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	11.926	12.382	2	11.942	12.403	27	11.959	12.425	59	11.632	12.488	341
2014	12.382	12.798	2	12.403	12.827	27	12.425	12.855	41	12.488	12.941	302
2015	12.798	12.194	2	12.827	12.227	27	12.855	12.260	29	12.941	12.360	249
2016	12.194	13.048	2	12.227	13.090	27	12.260	13.133	27	12.360	13.260	220
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.716	11.437	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.437	12.890	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.890	13.161	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.161	12.656	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.656	13.341	6
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.848	13.371	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.371	12.668	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.668	13.739	1*
LVIP SSGA S&P 500 Index(12)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.507	11.409	2
2008	N/A	N/A	N/A	6.641	7.001	1*	N/A	N/A	N/A	11.409	7.051	9
2009	N/A	N/A	N/A	7.001	8.672	1*	6.799	8.692	5	7.051	8.751	42
2010	N/A	N/A	N/A	8.672	9.772	1*	8.692	9.799	7	8.751	9.881	36
2011	N/A	N/A	N/A	9.772	9.775	1*	9.799	9.807	5	9.881	9.904	22
2012	N/A	N/A	N/A	9.775	11.103	1*	9.807	11.145	4	9.904	11.272	7
2013	12.933	14.333	6	11.103	14.394	25	11.145	14.456	98	11.272	14.643	342
2014	14.333	15.959	6	14.394	16.036	25	14.456	16.113	54	14.643	16.346	294
2015	15.959	15.850	6	16.036	15.934	22	16.113	16.019	50	16.346	16.275	275
2016	15.850	17.389	6	15.934	17.490	23	16.019	17.592	48	16.275	17.900	256
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.056	9.139	1*	9.787	9.147	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.139	5.915	3	9.147	5.929	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.915	7.306	4	5.929	7.335	11
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.306	9.037	4	7.335	9.086	12
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.037	8.454	4	9.086	8.512	9
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.454	9.603	4	8.512	9.685	6
2013	11.139	12.896	1*	11.173	12.939	1*	9.603	12.982	20	9.685	13.111	68
2014	12.896	13.218	1*	12.939	13.269	1*	12.982	13.320	10	13.111	13.472	58
2015	13.218	12.333	1*	13.269	12.387	1*	13.320	12.440	9	13.472	12.602	35
2016	12.333	14.575	1*	12.387	14.645	1*	12.440	14.715	8	12.602	14.929	28
LVIP SSGA Small-Mid Cap 200
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.777	7.217	1*	10.555	7.224	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.217	10.730	1*	7.224	10.755	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.730	13.436	1*	10.755	13.488	10
2011	N/A	N/A	N/A	N/A	N/A	N/A	13.436	12.879	1*	13.488	12.948	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.879	14.369	1*	12.948	14.468	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.369	18.943	1*	14.468	19.102	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.943	19.367	1*	19.102	19.559	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.367	17.684	1*	19.559	17.886	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	17.684	22.549	1*	17.886	22.841	1*
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.432	11.151	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.151	10.795	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.172	10.963	4
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.963	5.665	12
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.382	7.927	1*	5.665	7.958	55
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.927	9.069	1*	7.958	9.119	35
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.069	8.743	1*	9.119	8.804	26
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.743	10.139	1*	8.804	10.225	25
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.139	13.820	3	10.225	13.958	37
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.820	14.726	2	13.958	14.895	24
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.895	16.191	18
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.191	16.116	18
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	15.816	17.608	1*	15.902	17.731	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	17.608	9.876	1*	17.731	9.960	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	9.876	14.166	2	9.960	14.308	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.166	17.827	4	14.308	18.032	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	17.827	16.797	1*	18.032	17.016	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	16.797	19.149	1*	17.016	19.428	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	19.149	25.301	2	19.428	25.707	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	25.301	27.672	1*	25.707	28.159	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	27.672	27.694	1*	28.159	28.224	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	27.694	29.197	1*	28.224	29.800	1*
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.754	16.073	7
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.190	11.009	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.009	10.305	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.305	9.818	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.818	9.996	1*
LVIP VIP Mid Cap Managed Volatility(16)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.327	8.094	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.094	9.438	1*	8.126	9.490	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.438	8.417	1*	9.490	8.476	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.417	9.823	1*	8.476	9.907	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.823	13.096	1*	9.907	13.227	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.227	14.462	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.462	15.534	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.534	15.265	2
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.947	8.638	11
2008	N/A	N/A	N/A	N/A	N/A	N/A	7.814	5.016	7	8.638	5.028	8
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.016	7.003	7	5.028	7.031	11
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.003	8.505	7	7.031	8.551	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.505	7.559	4	8.551	7.612	7
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.559	9.197	7	7.612	9.275	22
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.197	12.094	3	9.275	12.215	8
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.094	12.837	3	12.215	12.985	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.837	12.393	3	12.985	12.554	7
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.393	13.734	1*	12.554	13.934	2
MFS® VIT Growth
2007	12.553	14.895	1*	12.586	14.941	1*	5.542	6.582	46	5.596	6.656	210
2008	14.895	9.132	1*	14.941	9.165	1*	6.582	4.039	20	6.656	4.091	164
2009	N/A	N/A	N/A	9.165	12.361	1*	4.039	5.451	17	4.091	5.529	143
2010	N/A	N/A	N/A	12.361	13.965	1*	5.451	6.161	16	5.529	6.259	65
2011	N/A	N/A	N/A	N/A	N/A	N/A	6.161	6.021	10	6.259	6.125	62
2012	N/A	N/A	N/A	N/A	N/A	N/A	6.021	6.926	10	6.125	7.057	61
2013	N/A	N/A	N/A	N/A	N/A	N/A	6.926	9.290	9	7.057	9.480	53
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.290	9.922	7	9.480	10.139	40
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.922	10.461	7	10.139	10.707	15
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.461	10.504	7	10.707	10.767	15
MFS® VIT Total Return(13)
2004	11.249	12.261	5	10.885	11.870	33	11.592	12.647	205	11.651	12.731	897
2005	12.261	12.349	5	11.870	11.961	33	12.647	12.751	174	12.731	12.854	781
2006	12.349	13.532	6	11.961	13.114	33	12.751	13.986	152	12.854	14.120	647
2007	13.532	13.806	3	13.114	13.387	32	13.986	14.284	123	14.120	14.443	567
2008	13.806	10.528	3	13.387	10.213	29	14.284	10.903	94	14.443	11.041	531
2009	10.528	12.167	2	10.213	11.809	29	10.903	12.613	80	11.041	12.792	456
2010	12.167	13.094	2	11.809	12.715	28	12.613	13.588	66	12.792	13.801	376
2011	13.094	13.058	2	12.715	12.686	23	13.588	13.564	56	13.801	13.797	314
2012	13.058	14.220	2	12.686	13.822	21	13.564	14.786	50	13.797	15.063	272
2013	14.220	15.734	1*	13.822	15.296	21	14.786	16.366	51	15.063	16.682	268
MFS® VIT Total Return
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.274	19.645	1*
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS® VIT Utilities
2007	18.594	23.283	4	17.718	22.198	10	13.945	17.479	67	14.081	17.676	497
2008	23.283	14.214	4	22.198	13.559	10	17.479	10.682	37	17.676	10.818	441
2009	14.214	18.540	4	13.559	17.694	8	10.682	13.947	27	10.818	14.146	350
2010	18.540	20.660	1*	17.694	19.726	8	13.947	15.556	21	14.146	15.803	250
2011	20.660	21.600	1*	19.726	20.635	7	15.556	16.281	14	15.803	16.563	187
2012	21.600	24.006	1*	20.635	22.945	8	16.281	18.112	14	16.563	18.454	127
2013	24.006	28.330	1*	22.945	27.091	8	18.112	21.396	19	18.454	21.833	96
2014	28.330	31.278	1*	27.091	29.925	8	21.396	23.646	8	21.833	24.165	91
2015	31.278	26.173	1*	29.925	25.053	8	23.646	19.807	8	24.165	20.271	59
2016	26.173	28.580	1*	25.053	27.371	8	19.807	21.651	7	20.271	22.191	54
MFS® VIT II Core Equity(14)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.640	13.792	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.792	8.236	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.236	10.718	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.718	12.327	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.327	11.976	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.976	13.665	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.665	18.052	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.052	19.714	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.714	19.319	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.319	21.117	1*
Neuberger Berman AMT Mid Cap Growth(1)
2004	N/A	N/A	N/A	N/A	N/A	N/A	10.485	11.983	3	10.522	12.043	37
2005	N/A	N/A	N/A	N/A	N/A	N/A	11.983	13.394	9	12.043	13.481	46
2006	14.792	15.018	1*	N/A	N/A	N/A	13.394	15.095	10	13.481	15.216	44
2007	15.018	18.064	1*	N/A	N/A	N/A	15.095	18.175	9	15.216	18.348	46
2008	18.064	10.042	1*	N/A	N/A	N/A	18.175	10.114	9	18.348	10.225	34
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.114	13.079	3	10.225	13.243	26
2010	N/A	N/A	N/A	N/A	N/A	N/A	13.079	16.592	2	13.243	16.825	19
2011	N/A	N/A	N/A	N/A	N/A	N/A	16.592	16.381	2	16.825	16.636	13
2012	N/A	N/A	N/A	N/A	N/A	N/A	16.381	18.095	2	16.636	18.405	10
2013	N/A	N/A	N/A	N/A	N/A	N/A	18.095	20.653	2	18.405	21.018	9
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	21.064	19.074	1*	18.856	19.131	1*	18.909	19.194	7	19.056	19.373	35
2008	19.074	10.145	1*	19.131	10.180	1*	19.194	10.219	4	19.373	10.330	26
2009	10.145	14.595	1*	10.180	14.654	1*	10.219	14.717	1*	10.330	14.899	16
2010	14.595	18.080	1*	14.654	18.161	1*	14.717	18.249	1*	14.899	18.502	11
2011	18.080	16.595	1*	N/A	N/A	N/A	18.249	16.767	1*	18.502	17.025	8
2012	16.595	18.821	1*	N/A	N/A	N/A	16.767	19.034	1*	17.025	19.356	7
2013	18.821	25.321	1*	N/A	N/A	N/A	19.034	25.635	1*	19.356	26.107	7
2014	25.321	28.297	1*	N/A	N/A	N/A	25.635	28.676	1*	26.107	29.248	6
2015	28.297	25.462	1*	N/A	N/A	N/A	28.676	25.829	1*	29.248	26.384	5
2016	25.462	29.037	1*	N/A	N/A	N/A	25.829	29.484	1*	26.384	30.163	4
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.877	12.503	4
2010	N/A	N/A	N/A	12.487	15.239	4	12.491	15.251	6	12.503	15.288	8
2011	N/A	N/A	N/A	15.239	13.837	2	15.251	13.856	2	15.288	13.910	6
2012	N/A	N/A	N/A	13.837	14.287	2	13.856	14.313	2	13.910	14.391	1*
2013	N/A	N/A	N/A	14.287	11.967	1*	N/A	N/A	N/A	14.391	12.079	1*
2014	N/A	N/A	N/A	11.967	9.565	1*	N/A	N/A	N/A	12.079	9.673	1*
2015	N/A	N/A	N/A	9.565	6.983	1*	N/A	N/A	N/A	9.673	7.077	1*
2016	N/A	N/A	N/A	6.983	7.879	1*	N/A	N/A	N/A	7.077	8.000	1*
A-19

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Global Health Care
2007	N/A	N/A	N/A	11.351	11.082	1*	11.380	11.115	6	11.468	11.219	7
2008	N/A	N/A	N/A	11.082	9.026	1*	11.115	9.058	3	11.219	9.155	8
2009	N/A	N/A	N/A	9.026	11.170	1*	9.058	11.215	1*	9.155	11.353	7
2010	N/A	N/A	N/A	11.170	11.241	1*	11.215	11.292	1*	11.353	11.448	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.292	10.965	1*	11.448	11.134	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.965	13.175	1*	11.134	13.397	1*
2013	N/A	N/A	N/A	16.803	18.230	1*	13.175	18.340	1*	13.397	18.678	1*
2014	N/A	N/A	N/A	18.230	22.855	1*	18.340	23.004	1*	18.678	23.463	5
2015	N/A	N/A	N/A	22.855	24.195	1*	23.004	24.365	1*	23.463	24.888	5
2016	N/A	N/A	N/A	24.195	21.066	2	24.365	21.224	1*	24.888	21.713	4
Putnam VT Growth & Income
2007	N/A	N/A	N/A	N/A	N/A	N/A	13.917	12.850	2	14.024	12.968	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.850	7.740	2	12.968	7.823	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.740	9.874	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.874	11.097	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.097	10.399	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.399	12.174	2	11.544	12.378	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.174	16.231	6	12.378	16.528	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.231	17.661	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	17.661	16.048	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	16.048	18.138	4	N/A	N/A	N/A
Templeton Global Bond VIP
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.934	11.927	12	10.960	11.973	81
2008	N/A	N/A	N/A	12.165	12.425	1*	11.927	12.447	24	11.973	12.514	128
2009	N/A	N/A	N/A	12.425	14.484	1*	12.447	14.517	21	12.514	14.617	118
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.517	16.326	15	14.617	16.463	102
2011	N/A	N/A	N/A	N/A	N/A	N/A	16.326	15.903	12	16.463	16.061	83
2012	N/A	N/A	N/A	N/A	N/A	N/A	15.903	17.982	11	16.061	18.187	68
2013	N/A	N/A	N/A	N/A	N/A	N/A	17.982	17.958	13	18.187	18.190	50
2014	N/A	N/A	N/A	N/A	N/A	N/A	17.958	17.970	12	18.190	18.230	47
2015	N/A	N/A	N/A	N/A	N/A	N/A	17.970	16.898	9	18.230	17.168	41
2016	N/A	N/A	N/A	N/A	N/A	N/A	16.898	17.092	6	17.168	17.392	36
Templeton Growth VIP
2007	16.864	16.944	2	15.733	15.815	2	15.018	15.104	14	15.163	15.273	86
2008	16.944	9.593	2	15.815	8.959	2	15.104	8.560	13	15.273	8.669	74
2009	9.593	12.346	1*	8.959	11.536	2	8.560	11.028	11	8.669	11.185	50
2010	12.346	13.016	1*	11.536	12.168	2	11.028	11.638	9	11.185	11.821	36
2011	13.016	11.886	1*	12.168	11.117	2	11.638	10.638	9	11.821	10.822	17
2012	11.886	14.127	1*	11.117	13.219	2	10.638	12.656	12	10.822	12.894	14
2013	14.127	18.142	1*	13.219	16.984	1*	12.656	16.269	11	12.894	16.600	14
2014	18.142	17.308	1*	16.984	16.212	1*	16.269	15.537	11	16.600	15.877	12
2015	17.308	15.888	1*	16.212	14.889	1*	15.537	14.277	7	15.877	14.611	10
2016	15.888	17.097	1*	14.889	16.031	1*	14.277	15.379	4	14.611	15.763	10
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
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(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(16) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
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Appendix B — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

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3

SAI 1

Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlusSM Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $606,129,776, $561,689,144 and $433,441,077 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4.00% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the
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value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio
B-7

rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
B-8

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Prospectus 2

Lincoln ChoicePlusSM II Bonus
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If your Purchase Payments, Bonus Credits and Persistency Credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees. Expenses for contracts offering a Bonus or Persistency Credit may be higher. Because of this, the amount of the Bonus or Persistency Credits may, over time, be offset by additional fees and charges. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments, Bonus Credits and Persistency Credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund

LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Equity Income Fund*
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount, minus Purchase Payments and corresponding Bonus Credits, received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Bonus Credit—The additional amount credited to the contract for each Purchase Payment.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Earnings—The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.

Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available Living Benefit Rider that you may elect is i4LIFE® Advantage with or without the Guaranteed Income Benefit.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime
IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the fourteenth contract anniversary.
Purchase Payments—Amounts paid into the contract other than Bonus Credits and Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
•	Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	8.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
Estate Enhanced Benefit Rider (EEB) without 5% Step-up
Mortality and Expense Risk Charge	1.65%
Administrative Charge	0.15%
Total Separate Account Expenses	1.80%
5% Step-up Death Benefit
Mortality and Expense Risk Charge	1.60%
Administrative Charge	0.15%
Total Separate Account Expenses	1.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.15%
Total Separate Account Expenses	1.60%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.35%
Administrative Charge	0.15%
Total Separate Account Expenses	1.50%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage:[3]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[4]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[5]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information.
[4]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information.
[5]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements, and Resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.05%
Guarantee of Principal Death Benefit	1.90%
Account Value Death Benefit	1.85%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.30%	4.50%
Current Charge	3.00%	3.20%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.15%	4.35%
Current Charge	2.85%	3.05%

Account Value Death Benefit

Guaranteed Maximum Charge	4.10%	4.30%
Current Charge	2.80%	3.00%

i4LIFE® Advantage Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.05%	4.05%
Current Charge	2.70%	2.90%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.90%	3.90%
Current Charge	2.55%	2.75%

Account Value Death Benefit
Guaranteed Maximum Charge	3.85%	3.85%
Current Charge	2.50%	2.70%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.55%
Current Charge	2.55%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.40%
Account Value Death Benefit
Guaranteed Maximum Charge	3.35%
Current Charge	2.35%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for more information.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit (version 4) Charge for more information. i4LIFE® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. i4LIFE® Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009.

TABLE C
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.55%
Current Charge	2.70%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.35%
Current Charge	2.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to October 13, 2009. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	2.25%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.33%	1.61%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and i4LIFE® Advantage Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,521	$2,778	$3,838	$6,200
2) If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$671	$1,978	$3,238	$6,200
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB with 5% Step-ups Death Benefit and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,391	$2,442	$3,367	$5,690
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$541	$1,642	$2,767	$5,690
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments, Bonus Credits and Persistency Credits to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you receive Bonus Credits and you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage®) for the same Contractowner, joint owner, and Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract. In addition, if you have purchased a Living Benefit Rider, you may be subject to certain restrictions in terms of your ability to make additional Purchase Payments. For some riders, you may be limited in the amount of Purchase Payments you make in any Benefit Year. For other riders, you may not be able to make any additional Purchase Payments as all. For more information about these limitations, see The Contracts – Purchase Payments. Also, see Discontinued Living Benefit Riders for additional information on any restrictions that may apply to your Living Benefit Rider.
What is a Bonus Credit and a Persistency Credit? When Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. The Bonus Credit percentage will vary based on the owner's cumulative Purchase Payments, as defined in this prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts – Bonus Credits.
A Persistency Credit of 0.05% of Contract Value less Purchase Payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts – Persistency Credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the fourteenth contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). On or after October 13, 2009, the only available Living Benefit Rider you may elect is i4LIFE® Advantage with or without Guaranteed Income Benefit. If you own a Living Benefit Rider, you will be subject to Investment Requirements. Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in The Contracts – Living Benefit Riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals, and have a Death Benefit. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The i4LIFE® Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER® Advantage, Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE® Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage and The Contracts – Discontinued Living Benefit Riders – 4LATER® Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage option.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.

•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.

Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not offered in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.

•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): This fund is not offered in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Equity Income Fund (Class IB): Capital growth and current income. This fund will be available on or about May 15, 2017 for contracts issued prior to May 24, 2004.
•	George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not offered in contracts issued on or after May 24, 2004
•	Growth & Income Fund (Class IB): Capital growth and current income.
This fund is not offered in contracts issued on or after May 24, 2004. This fund will merge into the Putnam VT Equity Income Fund on or about May 15, 2017.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB) in combination with 5% Step-up	Estate Enhancement Benefit rider (EEB) without 5% Step-up	5% Step-up Death Benefit	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)
Mortality and expense risk charge	1.70%	1.65%	1.60%	1.45%	1.35%
Administrative charge	0.15%	0.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.85%	1.80%	1.75%	1.60%	1.50%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7	8	9+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	8.50%	8.50%	8%	7%	6%	5%	4%	3%	2%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the ninth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments;
•	Purchase Payments that have been invested in the contract for at least twelve months when used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE® Advantage option;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original Contractowner (however, the surrender charge schedule for the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, if such Purchase Payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	A surrender of the contract as a result of the death of the Contractowner or Annuitant;
•	A surrender of the contract or a withdrawal of a Purchase Payment beyond the fifth anniversary since the Purchase Payment was invested for any contract issued to Selling Group Individuals. For Selling Group Individuals, a reduced schedule of surrender charges applies;
•	A surrender or annuitization of Bonus Credits and Persistency Credits;
•	Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE® Advantage option;

•	Regular Income Payments made under i4LIFE® Advantage, including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefit, or periodic payments made under any Annuity Payout option made available by us;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted; then
•	from Bonus Credits.
3.	On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender). There is no account fee on contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Lincoln SmartSecurity® Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Discontinued Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment and any Bonus Credits or Contract Value at the time of election) as increased for subsequent Purchase Payments and any Bonus Credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and the fixed side of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to Discontinued Living Benefit Riders – Lincoln SmartSecurity® Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.
If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (This rider is no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rates during the Access Period are: 1.85% for the i4LIFE® Advantage Account Value Death Benefit; 1.90% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.05% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.00%	3.20%
Guarantee of Principal Death Benefit	2.85%	3.05%
Account Value Death Benefit	2.80%	3.00%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (version 4) is subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.70%	2.90%
	(2.55% for version 1, 2 and 3)	(2.55% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.55%	2.75%
	(2.40% for version 1, 2 and 3)	(2.40% for version 1, 2 and 3)
Account Value Death Benefit	2.50%	2.70%
	(2.35% for version 1, 2 and 3)	(2.35% for version 1, 2 and 3)

These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option) of the Account Value for Select Guaranteed Income Benefit or 2.00% of the Account Value for Guaranteed Income Benefit (version 4) or 1.50% (version 2 and version 3). If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.

i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; 2.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.35% for the i4LIFE® Advantage Account Value Death Benefit; 2.40% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.55% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.
We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit and have lower fees and charges may provide large cash surrender values than this contract, depending on the level of Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk to your financial advisor and determine which annuity contract is most appropriate for you.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Bonus Credits
In some states, the term Bonus Credit may be referred to as value enhancement or a similar term in the contract. For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The Bonus Credit percentage is based on the owner’s cumulative Purchase Payments at the time each Purchase Payment is made according to the following scale:

Cumulative Purchase Payments	Bonus Credit %
Less than $100,000	3.00%
$100,000–$999,999	4.00%
$1,000,000 or greater	5.00%
Your cumulative Purchase Payments at the time of a Purchase Payment are equal to the sum of (1) all prior Purchase Payments made to your contract; plus (2) the current Purchase Payment made to your contract; minus (3) all prior withdrawals of Purchase Payments from your contract.
Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with Contract Values for only nonqualified contracts.
During the first contract year if you make any Purchase Payment(s) after the initial Purchase Payment (“subsequent Purchase Payment”), we may add a Bonus Credit (“additional Bonus Credit”) to the contract that is in addition to any Bonus Credit that was previously added to the contract and the Bonus credit that is added due to the subsequent Purchase Payment. The additional Bonus Credit will be added to the contract if the subsequent Purchase Payment increases the owner's investment to a dollar level that qualifies for a higher Bonus Credit percentage than the Bonus Credit percentage that any prior Purchase Payments qualified for. The additional Bonus Credit will be added to your contract at the time the subsequent Purchase Payment is made. The Bonus Credit percentage for the additional Bonus Credit will be the difference between the higher Bonus Credit percentage that the subsequent Purchase Payment qualifies for and the Bonus Credit percentage that the prior Purchase Payments qualified for. We will then multiply the sum of all prior first year Purchase Payments by this Bonus Credit percentage to determine the amount of the additional Bonus Credit. You may receive more than one additional Bonus Credit during the first Contract Year as we will add an additional Bonus Credit anytime a subsequent Purchase Payment increases the amount of the total Purchase Payments to an amount that qualifies for a higher Bonus Credit percentage.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the fourteenth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least 14 years, by 0.05%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. Corresponding Bonus Credits will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments and Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements and The Contracts — Discontinued Living Benefit Riders.. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. Check with your registered representative regarding state availability. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges and premium taxes, if any. For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.
For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will begin deducting the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated. There is an additional charge for this Death Benefit.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments and Bonus Credits made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	(Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus

•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM). This benefit is no longer available.
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.
The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or

•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchased a Living Benefit Rider (Lincoln Lifetime IncomeSM Advantage, 4LATER® Advantage, Lincoln SmartSecuritySM Advantage, or Guaranteed Income Benefit under i4LIFE® Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain Subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit Rider at contract issue, or if you add a Living Benefit Rider to an existing contract. The Living Benefit Rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE® without Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchased. If you have not elected a Living Benefit Rider, the Investment Requirements will not apply to your contract.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Lifetime IncomeSM Advantage	Between February 19, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3

If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	Between October 6, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.

At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series

Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Building Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio

•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for elections of i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after October 5, 2015 and prior to October 3, 2016. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Scientific Allocation Fund
AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Core Series
Deutsche Alternative Asset Allocation VIP Portfolio

LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series

Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund

•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
Option 3 – Investment Requirements for all other Living Benefit Riders. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available with these riders. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The following Living Benefit Riders may be purchased for an additional charge: i4LIFE® Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE® Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the protection sub-strategies of the funds offered under this contract. The riders do not guarantee the investment results of the funds.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with those percentages. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The percentages from previous effective periods are included in an Appendix to this prospectus.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment.

This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or

•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that the i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed

Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
There are five versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2, 3, and 4) may only be elected if you own a Living Benefit Rider that guarantees you the right to elect that version. Select Guaranteed Income Benefit is available for election on or after October 3, 2016 only for contracts purchased prior to October 13, 2009, and available to Contractowners with Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit. A Contractowner with Lincoln Lifetime IncomeSM Advantage who decides to transition to i4LIFE® Advantage Guaranteed Income Benefit will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Guaranteed Amount), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentage will not change as a result.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). Guaranteed Income Benefit (version 4) was available for purchase prior to October 5, 2016. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 3.5% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2016 Initial Guaranteed Income Benefit (3.5% x $100,000 Account Value)	$3,500
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln SmartSecurity® Advantage. Contractowners who purchased the Lincoln SmartSecurity® Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit.
The Guaranteed Income Benefit percentage applicable to Contractowners who transition from Lincoln SmartSecurity® Advantage to Select Guaranteed Income Benefit is set forth in a supplement to this prospectus, called a Rate Sheet. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Select Guaranteed Income Benefit election to determine the percentage applicable to their contracts. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See Lincoln Lifetime IncomeSM – i4LIFE® Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit in an Appendix to this prospectus.
The following is an example of how the Guaranteed Amount from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.

Account Value (equals Contract Value on date i4LIFE® Advantage with Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage with Guaranteed Income Benefit is elected	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Select Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you have elected i4LIFE® Advantage Guarantee of Principal death benefit and the i4LIFE® Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in 4LATER® Guaranteed Income Benefit.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Discontinued Living Benefit Riders
The following Living Benefit Riders are unavailable for purchase as of October 13, 2009. This section contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. Lincoln Lifetime IncomeSM Advantage is discussed in detail below. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If you Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives.
Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, and applicable Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment (and Bonus Credit). Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional Purchase Payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600
Additional Purchase Payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000
On the first Benefit Year anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 x 1.05 = $125,580 + $10,400). The $10,000 Purchase Payment and $400 Bonus Credit on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life):

	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	No	10
1st Benefit Year Anniversary	$54,000	$54,075	No	9
2nd Benefit Year Anniversary	$53,900	$56,779	No	8
3rd Benefit Year Anniversary	$57,000	$59,618	No	7
4th Benefit Year Anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the Contract Value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. For Contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for ten years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments, including Bonus Credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for ten years, whichever event is later.
This step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.
After ten years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals x 200%), the Guaranteed Amount is increased to $374,400.
The 200% step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	$2,575
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)
After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:
Contract Value = $54,800
Guaranteed Amount = $79,800
The Contract Value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 Contract Value ($6,800 / $54,800)

Contract Value = $48,000
Guaranteed Amount = $69,898 ($79,800 x 12.41% = $9,902; $79,800 - $9,902 = $69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions – Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner, is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment + $4,000 Bonus Credit
•	$104,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $93,600
•	$5,200 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% x $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions – Surrender Charges.
In a declining market, withdrawals prior to age 59½ (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments and applicable Bonus Credits made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000 with a 4% Bonus Credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Impact of Divorce on Joint Life Option. After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

•	if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE®Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage will provide a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
Lincoln SmartSecurity® Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional ten-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.
If you own this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements in this prospectus.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made and any Bonus Credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a. the Contractowner or joint owner is still living; and
b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a. each Contractowner and Annuitant is under age 81; and
b. the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (3% Bonus Credit)	$51,500	$51,500
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2. the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts – Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1. The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2. The Maximum Annual Withdrawal amount will be the least of:

•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
    Initial Guaranteed Amount of $104,000 equals $100,000 Purchase Payment and 4% Bonus Credit
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400 - $7,000 = $75,400).
The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).
The least of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed

Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the Contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new ten-year automatic step-up period) (the Contractowner must be eligible to elect a step-up i.e. all Contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up with $100,000 (and received a Bonus Credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	Upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage who decide to terminate the Lincoln SmartSecurity® Advantage rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election. Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE® Advantage.

4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders will limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge. The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments and any Bonus Credits. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Effective Date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments and any Bonus Credits. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments, corresponding Bonus Credits, and withdrawals) to equal the future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit, plus 15% of that Purchase Payment and Bonus Credit.
Example:
Initial Purchase Payment and corresponding Bonus Credit	$104,000
Purchase Payment and corresponding Bonus Credit 60 days later	$10,400
Income Base	$114,400
Future Income Base (during the 1st Waiting Period)	$131,560	($114,400 x 115%)
Income Base (after 1st Waiting Period)	$131,560
New Future Income Base (during 2nd Waiting Period)	$151,294	($131,560 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit plus 15% of that Purchase Payment and corresponding Bonus Credit proportionately for the number of full years remaining in the current Waiting Period.

Example:
Income Base	$104,000
Purchase Payment and corresponding Bonus Credit in Year 2	$10,400
New Income Base	$114,400
Future Income Base (during 1st Waiting Period-Year 2)	$130,520	($104,000 x 115%) + ($10,400 x 100%) +
		(10,400 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$130,520
New Future Income Base (during 2nd Waiting Period)	$150,098	(130,520 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments and corresponding Bonus Credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$104,000	Maximum Income Base	$208,000
Purchase Payment and corresponding Bonus Credit in Year 2	$ 10,400	Increase to Maximum Income Base	$ 20,800
New Income Base	$114,400	New Maximum Income Base	$228,800
Future Income Base after Purchase Payment	$130,520	Maximum Income Base	$228,800
Income Base (after 1st Waiting Period)	$130,520
Future Income Base (during 2nd Waiting Period)	$150,098	Maximum Income Base	$228,800
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$117,468
Future Income Base	$135,088	Maximum Income Base	$205,920
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
NOTE: If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the contract value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
General Provisions of 4LATER® Advantage
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or, the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, the Maximum Annual Withdrawal Amount Annuity Payout Option or the Guaranteed Amount Annuity Payment Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3, 4, 5, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments, Bonus Credits and Persistency Credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.

•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.

•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Bonus Credits,, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).

•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	11.591	13.643	7	10.424	12.276	11	4.402	5.187	36	4.384	5.173	161	14.667	17.323	6
2008	13.643	7.036	2	12.276	6.334	8	5.187	2.677	32	5.173	2.674	85	17.323	8.965	2
2009	7.036	10.577	2	6.334	9.526	6	2.677	4.029	33	2.674	4.030	121	8.965	13.524	11
2010	10.577	12.313	1*	9.526	11.095	1*	4.029	4.695	32	4.030	4.704	103	13.524	15.799	7
2011	12.313	9.257	1*	11.095	8.346	1*	4.695	3.533	25	4.704	3.545	83	15.799	11.920	5
2012	9.257	10.291	1*	8.346	9.283	1*	3.533	3.932	19	3.545	3.951	56	11.920	13.297	3
2013	10.291	12.418	1*	N/A	N/A	N/A	3.932	4.749	18	3.951	4.780	54	13.297	16.103	3
2014	12.418	12.776	1*	N/A	N/A	N/A	4.749	4.891	16	4.780	4.930	32	16.103	16.625	2
2015	12.776	12.874	1*	N/A	N/A	N/A	4.891	4.934	16	4.930	4.980	25	16.625	16.811	2
2016	12.874	12.528	1*	N/A	N/A	N/A	4.934	4.806	15	4.980	4.858	21	16.811	16.416	2
AB VPS Growth and Income(1)
2004	11.202	12.231	78	10.253	11.200	66	10.223	11.173	77	10.256	11.226	749	12.018	13.167	151
2005	12.231	12.558	85	11.200	11.506	47	11.173	11.483	67	11.226	11.556	704	13.167	13.568	185
2006	12.558	14.422	73	11.506	13.220	53	11.483	13.201	56	11.556	13.304	631	13.568	15.636	185
2007	14.422	14.846	57	13.220	13.615	37	13.201	13.603	53	13.304	13.729	561	15.636	16.152	138
2008	14.846	8.643	53	13.615	7.930	21	13.603	7.927	44	13.729	8.013	495	16.152	9.436	116
2009	8.643	10.211	48	7.930	9.374	21	7.927	9.375	40	8.013	9.490	424	9.436	11.187	83
2010	10.211	11.307	42	9.374	10.385	14	9.375	10.391	31	9.490	10.535	374	11.187	12.431	74
2011	11.307	11.773	27	10.385	10.819	13	10.391	10.830	27	10.535	10.997	319	12.431	12.990	57
2012	11.773	13.551	19	10.819	12.458	4	10.830	12.478	22	10.997	12.689	261	12.990	15.003	39
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS International Value(2)
2006	10.205	11.828	4	N/A	N/A	N/A	N/A	N/A	N/A	10.558	11.846	53	10.561	11.854	8
2007	11.828	12.257	7	11.781	12.269	3	11.946	12.279	4	11.846	12.309	259	11.854	12.327	31
2008	12.257	5.621	4	12.269	5.629	3	12.279	5.637	1*	12.309	5.659	255	12.327	5.673	25
2009	5.621	7.414	3	5.629	7.429	2	5.637	7.442	1*	5.659	7.482	210	5.673	7.508	10
2010	7.414	7.591	3	7.429	7.610	2	7.442	7.627	1*	7.482	7.680	207	7.508	7.715	9
2011	7.591	6.003	4	7.610	6.021	2	N/A	N/A	N/A	7.680	6.089	201	7.715	6.122	2
2012	6.003	6.730	4	6.021	6.753	1*	N/A	N/A	N/A	6.089	6.843	162	6.122	6.887	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Large Cap Growth
2007	11.487	12.812	3	11.516	12.851	20	6.062	6.767	71	6.080	6.798	286	13.589	15.210	19
2008	12.812	7.568	2	12.851	7.596	9	6.767	4.002	27	6.798	4.026	238	15.210	9.017	11
2009	7.568	10.186	1*	7.596	10.228	9	4.002	5.392	27	4.026	5.432	135	9.017	12.179	10
2010	N/A	N/A	N/A	10.228	11.033	6	5.392	5.819	26	5.432	5.872	122	12.179	13.177	9
2011	N/A	N/A	N/A	11.033	10.482	6	5.819	5.531	23	5.872	5.590	106	13.177	12.556	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	5.531	6.312	12	5.590	6.389	90	12.556	14.381	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	6.312	8.497	9	6.389	8.615	61	14.381	19.408	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	8.497	9.505	2	8.615	9.651	53	19.408	21.765	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.505	10.354	2	9.651	10.529	29	21.765	23.769	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.354	10.414	2	10.529	10.606	25	23.769	23.966	1*
AB VPS Small/Mid Cap Value
2007	20.698	20.629	18	20.750	20.692	10	20.806	20.758	8	20.971	20.954	139	18.202	18.205	58
2008	20.629	13.011	17	20.692	13.058	4	20.758	13.106	12	20.954	13.250	142	18.205	11.523	61
2009	13.011	18.222	16	13.058	18.295	4	13.106	18.372	10	13.250	18.602	98	11.523	16.193	53
2010	18.222	22.644	14	18.295	22.747	4	18.372	22.854	8	18.602	23.174	91	16.193	20.194	41
2011	22.644	20.312	10	22.747	20.415	3	22.854	20.521	6	23.174	20.840	79	20.194	18.178	33
2012	20.312	23.623	9	20.415	23.754	1*	20.521	23.889	5	20.840	24.297	71	18.178	21.215	27
2013	23.623	31.917	9	23.754	32.111	1*	23.889	32.310	3	24.297	32.910	70	21.215	28.765	21
2014	31.917	34.135	8	32.111	34.359	1*	32.310	34.590	1*	32.910	35.285	35	28.765	30.871	14
2015	34.135	31.601	7	34.359	31.824	1*	34.590	32.054	1*	35.285	32.748	31	30.871	28.680	9
2016	31.601	38.713	7	31.824	39.006	1*	32.054	39.308	1*	32.748	40.218	26	28.680	35.258	8
American Century VP Balanced
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	N/A	N/A	N/A	9.948	10.395	34	10.048	10.398	5	10.000	10.407	57	10.012	10.414	18
2005	10.392	10.360	6	10.395	10.368	5	10.398	10.377	13	10.407	10.402	212	10.414	10.419	87
2006	10.360	10.330	8	10.368	10.344	7	10.377	10.357	14	10.402	10.398	213	10.419	10.425	74
2007	10.330	11.105	23	10.344	11.125	6	10.357	11.145	15	10.398	11.206	217	10.425	11.246	84
2008	11.105	10.727	27	11.125	10.752	20	11.145	10.776	19	11.206	10.851	236	11.246	10.901	74
2009	10.727	11.608	24	10.752	11.641	21	10.776	11.674	20	10.851	11.772	300	10.901	11.839	92
2010	11.608	11.977	20	11.641	12.016	17	11.674	12.056	17	11.772	12.176	282	11.839	12.257	76
2011	11.977	13.138	10	12.016	13.188	6	12.056	13.239	12	12.176	13.390	305	12.257	13.493	83
2012	13.138	13.850	9	13.188	13.910	5	13.239	13.970	14	13.390	14.151	275	13.493	14.274	74
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth
2007	14.897	16.795	13	14.916	16.826	7	15.464	16.856	2	14.994	16.947	134	15.033	17.008	92
2008	16.795	10.158	13	16.826	10.181	4	16.856	10.204	2	16.947	10.275	136	17.008	10.323	82
2009	10.158	14.190	13	10.181	14.230	5	10.204	14.270	2	10.275	14.390	149	10.323	14.471	71
2010	14.190	15.566	10	14.230	15.618	5	14.270	15.669	2	14.390	15.825	127	14.471	15.930	51
2011	15.566	13.923	3	15.618	13.976	4	15.669	14.029	3	15.825	14.190	123	15.930	14.298	42
2012	13.923	16.752	2	13.976	16.824	4	14.029	16.896	3	14.190	17.116	114	14.298	17.264	34
2013	16.752	21.243	3	16.824	21.345	2	16.896	21.447	4	17.116	21.759	86	17.264	21.969	23
2014	21.243	21.336	2	21.345	21.450	2	21.447	21.563	2	21.759	21.909	66	21.969	22.143	24
2015	21.336	22.398	3	21.450	22.528	3	21.563	22.659	1*	21.909	23.057	73	22.143	23.326	15
2016	22.398	22.124	3	22.528	22.264	3	22.659	22.404	1*	23.057	22.832	62	23.326	23.122	14
American Funds Global Small Capitalization
2007	26.611	31.721	20	23.755	28.330	81	15.104	18.022	12	15.341	18.333	715	25.408	30.394	91
2008	31.721	14.473	10	28.330	12.932	69	18.022	8.231	13	18.333	8.385	531	30.394	13.916	79
2009	14.473	22.916	7	12.932	20.487	47	8.231	13.046	13	8.385	13.311	426	13.916	22.112	56
2010	22.916	27.539	7	20.487	24.632	44	13.046	15.693	11	13.311	16.036	348	22.112	26.665	47
2011	27.539	21.858	6	24.632	19.561	20	15.693	12.468	8	16.036	12.760	310	26.665	21.239	41
2012	21.858	25.358	5	19.561	22.704	17	12.468	14.479	7	12.760	14.840	253	21.239	24.726	26
2013	25.358	31.933	6	22.704	28.605	14	14.479	18.252	6	14.840	18.734	192	24.726	31.247	19
2014	31.933	32.013	6	28.605	28.692	11	18.252	18.316	4	18.734	18.828	157	31.247	31.435	16
2015	32.013	31.510	7	28.692	28.254	10	18.316	18.046	2	18.828	18.579	152	31.435	31.049	9
2016	31.510	31.581	6	28.254	28.333	9	18.046	18.105	2	18.579	18.667	131	31.049	31.229	8
American Funds Growth
2007	16.706	18.425	161	14.715	16.237	272	9.841	10.865	293	9.839	10.878	3,818	16.971	18.782	709
2008	18.425	10.134	120	16.237	8.935	234	10.865	5.982	236	10.878	5.998	3,334	18.782	10.367	571
2009	10.134	13.869	98	8.935	12.234	214	5.982	8.195	201	5.998	8.229	3,120	10.367	14.237	505
2010	13.869	16.158	91	12.234	14.260	217	8.195	9.557	158	8.229	9.612	2,765	14.237	16.646	430
2011	16.158	15.184	68	14.260	13.407	188	9.557	8.989	122	9.612	9.055	2,269	16.646	15.696	360
2012	15.184	17.572	48	13.407	15.524	163	8.989	10.414	73	9.055	10.505	1,862	15.696	18.229	260
2013	17.572	22.443	39	15.524	19.837	133	10.414	13.314	57	10.505	13.451	1,388	18.229	23.364	226
2014	22.443	23.906	36	19.837	21.140	116	13.314	14.196	47	13.451	14.363	1132	23.364	24.974	195
2015	23.906	25.077	30	21.140	22.187	110	14.196	14.906	39	14.363	15.105	924	24.974	26.289	133
2016	25.077	26.953	29	22.187	23.859	96	14.906	16.037	34	15.105	16.276	837	26.289	28.355	106
American Funds Growth-Income
2007	15.003	15.470	295	14.002	14.446	290	14.017	14.469	276	14.140	14.617	3,295	15.819	16.370	977
2008	15.470	9.439	246	14.446	8.818	232	14.469	8.836	178	14.617	8.940	2,714	16.370	10.022	879
2009	9.439	12.160	206	8.818	11.366	207	8.836	11.396	160	8.940	11.547	2,351	10.022	12.958	760
2010	12.160	13.302	189	11.366	12.439	210	11.396	12.478	132	11.547	12.663	2,116	12.958	14.223	636
2011	13.302	12.819	163	12.439	11.993	192	12.478	12.037	111	12.663	12.233	1,769	14.223	13.755	577
2012	12.819	14.784	122	11.993	13.839	185	12.037	13.896	76	12.233	14.144	1,453	13.755	15.919	436
2013	14.784	19.375	100	13.839	18.145	170	13.896	18.229	45	14.144	18.583	1,174	15.919	20.936	316
2014	19.375	21.042	99	18.145	19.717	159	18.229	19.818	35	18.583	20.233	959	20.936	22.818	234
2015	21.042	20.957	90	19.717	19.647	153	19.818	19.757	29	20.233	20.201	763	22.818	22.805	162
2016	20.957	22.943	77	19.647	21.520	140	19.757	21.651	25	20.201	22.171	710	22.805	25.054	130
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2007	19.567	23.054	84	18.498	21.806	91	11.180	13.186	107	11.338	13.392	1,711	21.772	25.742	191
2008	23.054	13.098	62	21.806	12.395	93	13.186	7.499	72	13.392	7.628	1,427	25.742	14.676	172
2009	13.098	18.396	45	12.395	17.418	81	7.499	10.543	67	7.628	10.740	1,176	14.676	20.685	127
2010	18.396	19.365	40	17.418	18.344	79	10.543	11.109	50	10.740	11.334	1,049	20.685	21.852	106
2011	19.365	16.355	30	18.344	15.501	72	11.109	9.392	36	11.334	9.596	857	21.852	18.520	94
2012	16.355	18.931	26	15.501	17.951	63	9.392	10.882	30	9.596	11.135	695	18.520	21.511	73
2013	18.931	22.604	27	17.951	21.445	51	10.882	13.006	20	11.135	13.329	459	21.511	25.776	56
2014	22.604	21.601	26	21.445	20.503	47	13.006	12.442	63	13.329	12.770	362	25.776	24.718	52
2015	21.601	20.245	23	20.503	19.226	44	12.442	11.672	6	12.770	11.998	314	24.718	23.248	29
2016	20.245	20.576	22	19.226	19.550	39	11.672	11.875	3	11.998	12.225	300	23.248	23.711	21
BlackRock Global Allocation V.I.
2009	10.542	11.555	5	N/A	N/A	N/A	10.787	11.562	1*	10.307	11.573	87	10.309	11.580	16
2010	11.555	12.450	5	11.558	12.460	40	11.562	12.470	15	11.573	12.501	106	11.580	12.521	17
2011	12.450	11.777	4	12.460	11.792	33	12.470	11.808	6	12.501	11.854	94	12.521	11.886	43
2012	11.777	12.713	2	11.792	12.736	7	11.808	12.759	20	11.854	12.829	95	11.886	12.876	36
2013	12.713	14.280	1*	12.736	14.313	2	12.759	14.346	22	12.829	14.446	70	12.876	14.512	25
2014	14.280	14.289	1*	14.313	14.330	2	14.346	14.369	21	14.446	14.491	52	14.512	14.573	19
2015	14.289	13.887	2	14.330	13.933	2	14.369	13.979	4	14.491	14.118	37	14.573	14.212	5
2016	13.887	14.151	2	13.933	14.205	2	13.979	14.259	1*	14.118	14.423	45	14.212	14.533	5
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.592	10.543	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.543	10.582	5	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.582	11.362	5	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	11.190	11.799	36	11.204	11.820	16	11.219	11.842	12	11.263	11.906	471	11.292	11.949	134
2008	11.799	11.015	45	11.820	11.041	26	11.842	11.066	6	11.906	11.143	490	11.949	11.194	109
2009	11.015	13.696	49	11.041	13.735	29	11.066	13.773	20	11.143	13.889	532	11.194	13.967	101
2010	13.696	14.503	60	13.735	14.551	26	13.773	14.599	19	13.889	14.744	511	13.967	14.842	75
2011	14.503	15.113	48	14.551	15.171	14	14.599	15.229	14	14.744	15.403	373	14.842	15.521	56
2012	15.113	15.856	42	15.171	15.925	14	15.229	15.993	18	15.403	16.201	365	15.521	16.341	55
2013	15.856	15.344	38	15.925	15.418	14	15.993	15.492	8	16.201	15.717	229	16.341	15.869	39
2014	15.344	15.814	37	15.418	15.898	4	15.492	15.982	8	15.717	16.238	187	15.869	16.411	37
2015	15.814	15.316	29	15.898	15.405	6	15.982	15.495	9	16.238	15.766	138	16.411	15.950	20
2016	15.316	15.529	28	15.405	15.627	8	15.495	15.726	4	15.766	16.026	109	15.950	16.229	17
Delaware VIP Emerging Markets
2007	39.937	54.303	3	36.526	49.690	37	30.010	40.845	2	30.253	41.238	178	21.237	28.977	75
2008	54.303	25.756	2	49.690	23.579	35	40.845	19.392	5	41.238	19.608	138	28.977	13.792	23
2009	25.756	44.922	1*	23.579	41.147	23	19.392	33.857	5	19.608	34.285	107	13.792	24.140	28
2010	44.922	52.130	1*	41.147	47.773	24	33.857	39.329	5	34.285	39.886	90	24.140	28.111	24
2011	52.130	40.939	1*	47.773	37.535	8	39.329	30.916	5	39.886	31.401	75	28.111	22.154	21
2012	40.939	45.890	1*	37.535	42.096	7	30.916	34.690	3	31.401	35.287	70	22.154	24.920	17
2013	N/A	N/A	N/A	42.096	45.421	6	34.690	37.449	2	35.287	38.150	53	24.920	26.969	9
2014	48.537	44.567	1*	45.421	40.924	5	37.449	33.758	2	38.150	34.442	44	26.969	24.372	5
2015	44.567	37.285	1*	40.924	34.255	4	33.758	28.270	2	34.442	28.887	35	24.372	20.461	5
2016	37.285	41.610	1*	34.255	38.246	2	28.270	31.581	1*	28.887	32.318	36	20.461	22.914	4
Delaware VIP High Yield
2007	16.236	16.345	58	15.708	15.821	19	13.321	13.424	76	13.453	13.576	504	14.001	14.144	127
2008	16.345	12.126	43	15.821	11.743	16	13.424	9.968	44	13.576	10.097	455	14.144	10.530	102
2009	12.126	17.695	39	11.743	17.145	21	9.968	14.561	37	10.097	14.771	354	10.530	15.419	102
2010	17.695	19.961	33	17.145	19.350	14	14.561	16.442	39	14.771	16.705	306	15.419	17.455	85
2011	19.961	20.051	23	19.350	19.448	11	16.442	16.534	31	16.705	16.823	246	17.455	17.596	73
2012	20.051	23.100	28	19.448	22.416	8	16.534	19.067	23	16.823	19.429	204	17.596	20.342	52
2013	23.100	24.712	19	22.416	23.993	6	19.067	20.418	20	19.429	20.837	153	20.342	21.838	39
2014	24.712	24.129	19	23.993	23.438	10	20.418	19.956	18	20.837	20.396	105	21.838	21.398	31
2015	24.129	22.058	17	23.438	21.437	8	19.956	18.261	16	20.396	18.692	89	21.398	19.630	22
2016	22.058	24.450	15	21.437	23.774	7	18.261	20.262	12	18.692	20.771	73	19.630	21.835	19
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2007	10.150	10.386	1*	10.158	10.399	23	N/A	N/A	N/A	10.190	10.452	27	N/A	N/A	N/A
2008	10.386	10.130	20	10.399	10.147	38	10.469	10.166	10	10.452	10.220	47	10.205	10.256	17
2009	10.130	11.196	21	10.147	11.220	50	10.166	11.247	16	10.220	11.323	340	10.256	11.375	13
2010	11.196	11.462	23	11.220	11.494	44	11.247	11.526	14	11.323	11.622	391	11.375	11.687	17
2011	11.462	11.540	37	11.494	11.577	44	11.526	11.616	3	11.622	11.730	236	11.687	11.808	17
2012	11.540	11.614	4	11.577	11.658	46	11.616	11.703	40	11.730	11.835	227	11.808	11.925	27
2013	11.614	11.250	8	11.658	11.298	44	11.703	11.347	34	11.835	11.493	162	11.925	11.592	21
2014	11.250	11.203	8	11.298	11.256	43	11.347	11.311	34	11.493	11.474	225	11.592	11.584	24
2015	11.203	11.067	10	11.256	11.125	41	N/A	N/A	N/A	11.474	11.363	122	11.584	11.484	3
2016	11.067	11.053	15	11.125	11.116	40	N/A	N/A	N/A	11.363	11.376	133	11.484	11.509	2
Delaware VIP REIT
2007	25.233	21.258	50	24.544	20.688	32	27.088	22.844	34	27.270	23.032	337	21.613	18.273	85
2008	21.258	13.505	35	20.688	13.149	24	22.844	14.526	20	23.032	14.668	297	18.273	11.649	79
2009	13.505	16.338	28	13.149	15.915	16	14.526	17.591	15	14.668	17.790	219	11.649	14.142	57
2010	16.338	20.306	25	15.915	19.791	15	17.591	21.886	13	17.790	22.166	194	14.142	17.639	51
2011	20.306	22.051	22	19.791	21.502	12	21.886	23.790	12	22.166	24.131	158	17.639	19.221	50
2012	22.051	25.242	20	21.502	24.626	10	23.790	27.260	10	24.131	27.692	115	19.221	22.080	48
2013	25.242	25.255	18	24.626	24.652	9	27.260	27.302	9	27.692	27.776	85	22.080	22.169	30
2014	25.255	32.013	16	24.652	31.263	9	27.302	34.641	8	27.776	35.296	86	22.169	28.199	24
2015	32.013	32.533	14	31.263	31.787	8	34.641	35.239	7	35.296	35.959	59	28.199	28.758	16
2016	32.533	33.730	13	31.787	32.973	6	35.239	36.573	6	35.959	37.376	51	28.758	29.921	14
Delaware VIP Small Cap Value
2007	22.000	20.120	24	20.537	18.791	42	24.358	22.299	41	24.445	22.412	361	19.292	17.705	95
2008	20.120	13.812	19	18.791	12.906	34	22.299	15.323	32	22.412	15.424	306	17.705	12.197	82
2009	13.812	17.838	18	12.906	16.677	32	15.323	19.810	26	15.424	19.970	234	12.197	15.808	74
2010	17.838	23.101	16	16.677	21.607	28	19.810	25.679	22	19.970	25.926	223	15.808	20.542	65
2011	23.101	22.316	12	21.607	20.884	22	25.679	24.832	20	25.926	25.109	183	20.542	19.915	50
2012	22.316	24.894	7	20.884	23.308	15	24.832	27.729	17	25.109	28.079	137	19.915	22.293	31
2013	24.894	32.544	7	23.308	30.486	14	27.729	36.286	17	28.079	36.800	102	22.293	29.246	24
2014	32.544	33.743	7	30.486	31.624	13	36.286	37.660	16	36.800	38.251	82	29.246	30.429	17
2015	33.743	30.983	7	31.624	29.053	12	37.660	34.615	14	38.251	35.211	56	30.429	28.039	12
2016	30.983	39.871	7	29.053	37.405	12	34.615	44.588	14	35.211	45.424	45	28.039	36.208	11
Delaware VIP Smid Cap Growth(4)
2007	15.986	17.334	7	14.214	15.420	19	8.101	8.793	55	8.180	8.892	505	15.276	16.623	54
2008	17.334	9.042	7	15.420	8.048	16	8.793	4.591	46	8.892	4.650	459	16.623	8.701	44
2009	9.042	13.703	4	8.048	12.202	17	4.591	6.965	43	4.650	7.065	381	8.701	13.233	34
2010	16.263	18.387	4	14.487	16.382	15	8.272	9.355	29	8.401	9.503	362	15.747	17.819	18
2011	18.387	19.476	6	16.382	17.360	13	9.355	9.919	25	9.503	10.091	355	17.819	18.940	24
2012	19.476	21.167	4	17.360	18.877	10	9.919	10.791	18	10.091	10.995	243	18.940	20.657	25
2013	21.167	29.294	1*	18.877	26.138	9	10.791	14.949	17	10.995	15.254	148	20.657	28.687	16
2014	29.294	29.583	1*	26.138	26.409	9	14.949	15.112	18	15.254	15.443	91	28.687	29.072	8
2015	29.583	31.163	3	26.409	27.833	8	15.112	15.935	19	15.443	16.309	109	29.072	30.732	8
2016	31.163	33.044	1*	27.833	29.528	8	15.935	16.913	17	16.309	17.336	88	30.732	32.701	8
Delaware VIP U.S. Growth
2007	11.135	12.284	3	11.163	12.321	6	11.194	12.360	1*	11.284	12.479	127	13.190	14.601	26
2008	12.284	6.890	3	12.321	6.915	3	12.360	6.940	1*	12.479	7.017	109	14.601	8.219	15
2009	6.890	9.669	3	6.915	9.708	2	6.940	9.749	1*	7.017	9.872	149	8.219	11.574	8
2010	9.669	10.777	2	9.708	10.826	1*	9.749	10.877	2	9.872	11.031	99	11.574	12.946	7
2011	10.777	11.373	5	10.826	11.430	1*	10.877	11.490	2	11.031	11.670	89	12.946	13.710	6
2012	11.373	12.946	6	11.430	13.018	1*	11.490	13.092	2	11.670	13.317	83	13.710	15.660	11
2013	12.946	17.086	5	13.018	17.189	1*	13.092	17.296	3	13.317	17.620	45	15.660	20.741	5
2014	17.086	18.867	5	17.189	18.991	1*	17.296	19.118	3	17.620	19.506	35	20.741	22.983	5
2015	18.867	19.462	4	18.991	19.599	1*	19.118	19.741	2	19.506	20.171	34	22.983	23.791	5
2016	19.462	18.055	2	19.599	18.192	1*	19.741	18.332	2	20.171	18.760	32	23.791	22.149	5
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2007	15.780	15.027	12	14.713	14.018	21	15.580	14.851	32	15.675	14.964	317	17.286	16.519	61
2008	15.027	9.799	8	14.018	9.146	9	14.851	9.694	28	14.964	9.783	281	16.519	10.810	57
2009	9.799	11.318	8	9.146	10.568	15	9.694	11.208	28	9.783	11.327	253	10.810	12.529	63
2010	11.318	12.813	4	10.568	11.971	14	11.208	12.701	18	11.327	12.855	238	12.529	14.234	27
2011	12.813	13.743	1*	11.971	12.846	12	12.701	13.636	16	12.855	13.823	207	14.234	15.320	22
2012	13.743	15.438	1*	12.846	14.438	6	13.636	15.334	10	13.823	15.567	199	15.320	17.271	16
2013	15.438	20.213	1*	14.438	18.913	5	15.334	20.097	10	15.567	20.433	194	17.271	22.692	17
2014	20.213	22.561	2	18.913	21.121	8	20.097	22.454	11	20.433	22.864	176	22.692	25.417	13
2015	22.561	22.006	2	21.121	20.611	6	22.454	21.924	10	22.864	22.357	144	25.417	24.878	9
2016	22.006	24.697	1*	20.611	23.142	6	21.924	24.628	10	22.357	25.153	140	24.878	28.017	9
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.092	11.491	5	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.491	12.683	10	N/A	N/A	N/A
2011	12.626	12.008	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.683	12.093	7	12.698	12.119	1*
2012	12.008	12.892	1*	12.462	12.921	2	N/A	N/A	N/A	12.093	13.015	8	12.119	13.056	1*
2013	12.892	12.750	1*	12.921	12.786	2	N/A	N/A	N/A	13.015	12.905	14	13.056	12.958	1*
2014	12.750	12.922	1*	12.786	12.964	2	N/A	N/A	N/A	12.905	13.111	7	12.958	13.178	1*
2015	12.922	11.855	1*	12.964	11.900	2	N/A	N/A	N/A	13.111	12.059	5	N/A	N/A	N/A
2016	11.855	12.218	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.059	12.460	3	N/A	N/A	N/A
Deutsche Equity 500 Index VIP(1)
2007	13.681	14.142	13	12.758	13.194	45	9.456	9.784	55	9.486	9.830	381	15.423	15.998	48
2008	14.142	8.725	15	13.194	8.144	37	9.784	6.043	15	9.830	6.080	320	15.998	9.904	43
2009	8.725	10.819	12	8.144	10.104	28	6.043	7.501	14	6.080	7.558	287	9.904	12.325	43
2010	10.819	12.183	11	10.104	11.383	28	7.501	8.454	14	7.558	8.532	257	12.325	13.927	43
2011	12.183	12.179	10	11.383	11.385	19	8.454	8.460	8	8.532	8.551	201	13.927	13.971	25
2012	12.179	13.833	12	11.385	12.938	13	8.460	9.618	7	8.551	9.736	191	13.971	15.924	23
2013	13.833	17.914	12	12.938	16.764	13	9.618	12.469	6	9.736	12.641	138	15.924	20.696	18
2014	17.914	19.941	11	16.764	18.670	7	12.469	13.894	4	12.641	14.106	81	20.696	23.118	15
2015	19.941	19.797	4	18.670	18.544	7	13.894	13.807	4	14.106	14.039	89	23.118	23.031	11
2016	19.797	21.691	4	18.544	20.328	7	13.807	15.143	4	14.039	15.421	70	23.031	25.323	9
Deutsche Small Cap Index VIP(5)
2007	18.517	17.832	8	18.566	17.888	2	18.614	17.944	13	18.762	18.113	64	18.705	18.077	27
2008	17.832	11.531	3	17.888	11.573	2	17.944	11.616	1*	18.113	11.743	56	18.077	11.731	25
2009	11.531	14.328	3	11.573	14.387	1*	11.616	14.447	1*	11.743	14.627	50	11.731	14.627	20
2010	14.328	17.778	1*	14.387	17.861	1*	14.447	17.944	1*	14.627	18.195	41	14.627	18.213	19
2011	N/A	N/A	N/A	17.861	16.767	1*	17.944	16.854	1*	18.195	17.115	27	18.213	17.149	15
2012	N/A	N/A	N/A	16.767	19.145	1*	16.854	19.253	1*	17.115	19.581	23	17.149	19.639	10
2013	N/A	N/A	N/A	19.145	26.068	1*	19.253	26.229	1*	19.581	26.716	21	19.639	26.823	6
2014	N/A	N/A	N/A	26.068	26.817	1*	26.229	26.996	1*	26.716	27.538	18	26.823	27.676	5
2015	N/A	N/A	N/A	26.817	25.128	1*	26.996	25.308	1*	27.538	25.856	17	27.676	26.011	3
2016	N/A	N/A	N/A	25.128	29.870	1*	25.308	30.099	1*	25.856	30.796	14	26.011	31.012	3
Fidelity VIP Contrafund
2007	17.287	19.906	38	17.337	19.974	55	17.384	20.038	51	17.519	20.224	621	17.547	20.277	225
2008	19.906	11.199	33	19.974	11.242	36	20.038	11.284	37	20.224	11.406	592	20.277	11.447	206
2009	11.199	14.892	31	11.242	14.958	47	11.284	15.022	31	11.406	15.206	588	11.447	15.276	167
2010	14.892	17.094	28	14.958	17.178	56	15.022	17.259	28	15.206	17.498	507	15.276	17.596	153
2011	17.094	16.313	11	17.178	16.402	49	17.259	16.488	20	17.498	16.741	456	17.596	16.851	129
2012	16.313	18.599	10	16.402	18.710	42	16.488	18.817	14	16.741	19.134	375	16.851	19.280	93
2013	18.599	23.910	11	18.710	24.064	35	18.817	24.214	7	19.134	24.659	306	19.280	24.872	73
2014	23.910	26.207	13	24.064	26.389	33	24.214	26.567	4	24.659	27.096	227	24.872	27.357	66
2015	26.207	25.834	8	26.389	26.026	27	26.567	26.215	3	27.096	26.777	180	27.357	27.062	44
2016	25.834	27.321	8	26.026	27.538	22	26.215	27.751	2	26.777	28.389	157	27.062	28.720	37
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2004	11.514	12.573	45	10.689	11.678	54	10.517	11.496	117	10.570	11.571	342	12.403	13.591	114
2005	12.573	13.030	33	11.678	12.108	45	11.496	11.926	110	11.571	12.022	383	13.591	14.135	115
2006	13.030	15.340	30	12.108	14.263	40	11.926	14.054	108	12.022	14.188	340	14.135	16.699	104
2007	15.340	15.251	28	14.263	14.186	35	14.054	13.986	86	14.188	14.141	300	16.699	16.660	90
2008	15.251	8.561	16	14.186	7.968	22	13.986	7.859	36	14.141	7.958	271	16.660	9.385	71
2009	8.561	10.916	13	7.968	10.164	18	7.859	10.031	32	7.958	10.172	208	9.385	12.009	65
2010	10.916	12.314	10	10.164	11.472	11	10.031	11.327	22	10.172	11.504	184	12.009	13.595	59
2011	12.314	12.168	4	11.472	11.341	8	11.327	11.204	20	11.504	11.396	157	13.595	13.480	53
2012	12.168	13.982	1*	11.341	13.039	5	11.204	12.887	10	11.396	13.128	125	13.480	15.544	40
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Growth
2007	11.489	14.286	12	10.464	13.017	21	6.619	8.238	28	6.683	8.330	238	13.626	17.002	35
2008	14.286	7.389	11	13.017	6.736	21	8.238	4.265	26	8.330	4.320	197	17.002	8.825	32
2009	7.389	9.282	10	6.736	8.467	16	4.265	5.363	26	4.320	5.440	159	8.825	11.125	32
2010	9.282	11.286	9	8.467	10.300	5	5.363	6.528	17	5.440	6.631	157	11.125	13.574	34
2011	11.286	11.076	6	10.300	10.113	5	6.528	6.412	17	6.631	6.524	154	13.574	13.368	39
2012	11.076	12.439	5	10.113	11.363	1*	6.412	7.209	17	6.524	7.345	128	13.368	15.065	39
2013	12.439	16.607	2	11.363	15.178	1*	7.209	9.634	14	7.345	9.831	72	15.065	20.184	16
2014	16.607	18.098	2	15.178	16.549	6	9.634	10.509	14	9.831	10.740	83	20.184	22.073	18
2015	18.098	18.993	2	16.549	17.376	6	10.509	11.040	14	10.740	11.299	55	22.073	23.246	12
2016	18.993	18.747	2	17.376	17.160	6	11.040	10.908	14	11.299	11.181	53	23.246	23.026	9
Fidelity VIP Mid Cap
2007	12.746	14.431	9	12.756	14.450	7	12.767	14.470	2	12.796	14.524	233	12.816	14.562	60
2008	14.431	8.556	13	14.450	8.571	9	14.470	8.587	2	14.524	8.632	237	14.562	8.663	50
2009	8.556	11.738	15	8.571	11.764	9	8.587	11.793	3	8.632	11.872	205	8.663	11.927	27
2010	11.738	14.815	14	11.764	14.856	9	11.793	14.899	8	11.872	15.022	176	11.927	15.106	26
2011	14.815	12.965	3	14.856	13.007	6	14.899	13.052	6	15.022	13.179	146	15.106	13.266	22
2012	12.965	14.581	3	13.007	14.636	5	13.052	14.693	4	13.179	14.859	140	13.266	14.972	15
2013	14.581	19.448	9	14.636	19.531	5	14.693	19.617	2	14.859	19.869	97	14.972	20.040	17
2014	19.448	20.243	8	19.531	20.340	5	19.617	20.440	1*	19.869	20.733	75	20.040	20.932	12
2015	20.243	19.548	8	20.340	19.651	4	20.440	19.758	1*	20.733	20.071	71	20.932	20.284	7
2016	19.548	21.478	8	19.651	21.602	4	19.758	21.730	1*	20.071	22.108	66	20.284	22.365	7
Fidelity VIP Overseas(6)
2004	11.945	13.288	12	11.960	13.311	29	7.317	8.147	26	7.355	8.202	308	14.193	15.844	49
2005	13.288	15.494	12	13.311	15.529	17	8.147	9.510	35	8.202	9.588	286	15.844	18.539	79
2006	15.494	17.913	8	15.529	17.962	18	9.510	11.005	35	9.588	11.113	294	18.539	21.509	77
2007	17.913	20.584	3	17.962	20.650	18	11.005	12.659	34	11.113	12.801	291	21.509	24.802	59
2008	20.584	11.324	5	20.650	11.366	21	12.659	6.971	8	12.801	7.060	247	24.802	13.692	57
2009	11.324	14.031	5	11.366	14.090	18	6.971	8.646	7	7.060	8.770	225	13.692	17.025	50
2010	14.031	15.541	4	14.090	15.614	7	8.646	9.586	5	8.770	9.738	207	17.025	18.923	47
2011	15.541	12.610	2	15.614	12.676	6	9.586	7.786	6	9.738	7.921	181	18.923	15.409	40
2012	12.610	14.902	1*	12.676	14.987	4	7.786	9.210	4	7.921	9.384	147	15.409	18.273	37
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Income VIP
2007	11.208	11.416	13	11.273	11.425	23	11.312	11.435	1*	11.225	11.462	119	11.232	11.481	38
2008	11.416	7.883	12	11.425	7.894	52	11.435	7.904	1*	11.462	7.935	172	11.481	7.956	120
2009	7.883	10.494	13	7.894	10.512	22	7.904	10.531	4	7.935	10.589	138	7.956	10.627	129
2010	10.494	11.607	16	10.512	11.634	26	10.531	11.660	15	10.589	11.741	115	10.627	11.795	110
2011	11.607	11.666	9	11.634	11.698	20	11.660	11.731	6	11.741	11.830	105	11.795	11.897	97
2012	11.666	12.901	15	11.698	12.943	20	11.731	12.986	3	11.830	13.116	122	11.897	13.203	75
2013	12.901	14.430	8	12.943	14.485	15	12.986	14.540	4	13.116	14.707	106	13.203	14.819	24
2014	14.430	14.819	14	14.485	14.883	14	14.540	14.947	1*	14.707	15.142	63	14.819	15.273	14
2015	14.819	13.521	5	14.883	13.586	7	14.947	13.652	1*	15.142	13.850	54	15.273	13.984	7
2016	13.521	15.135	2	13.586	15.215	6	13.652	15.296	1*	13.850	15.542	40	13.984	15.707	4
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Mutual Shares VIP
2007	11.253	11.430	8	12.346	11.440	1*	11.445	11.450	1*	11.270	11.477	96	11.277	11.495	17
2008	11.430	7.057	9	11.440	7.066	32	N/A	N/A	N/A	11.477	7.104	82	11.495	7.122	13
2009	7.057	8.732	6	7.066	8.748	9	N/A	N/A	N/A	7.104	8.812	50	7.122	8.843	19
2010	8.732	9.531	9	8.748	9.554	9	8.764	9.576	1*	8.812	9.643	62	8.843	9.687	22
2011	9.531	9.259	3	9.554	9.286	9	9.576	9.312	2	9.643	9.391	51	9.687	9.443	16
2012	N/A	N/A	N/A	9.286	10.419	8	9.312	10.454	1*	9.391	10.558	36	9.443	10.627	19
2013	11.939	13.075	3	10.419	13.126	3	10.454	13.176	1*	10.558	13.327	25	10.627	13.428	18
2014	13.075	13.749	3	13.126	13.810	2	N/A	N/A	N/A	13.327	14.050	23	13.428	14.170	5
2015	13.749	12.831	3	13.810	12.894	2	N/A	N/A	N/A	14.050	13.144	21	N/A	N/A	N/A
2016	12.831	14.618	3	12.894	14.697	2	N/A	N/A	N/A	13.144	15.013	19	N/A	N/A	N/A
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	11.591	12.684	10	11.607	12.708	25	6.327	6.930	28	6.359	6.977	426	12.955	14.227	49
2005	12.684	13.048	8	12.708	13.079	23	6.930	7.136	40	6.977	7.195	445	14.227	14.686	59
2006	13.048	13.922	9	13.079	13.962	19	7.136	7.622	41	7.195	7.696	429	14.686	15.725	64
2007	13.922	15.203	7	13.962	15.255	10	7.622	8.331	40	7.696	8.425	332	15.725	17.232	46
2008	15.203	8.582	4	15.255	8.616	6	8.331	4.708	18	8.425	4.768	257	17.232	9.761	42
2009	8.582	12.096	7	8.616	12.149	5	4.708	6.642	16	4.768	6.737	233	9.761	13.806	35
2010	12.096	15.155	9	12.149	15.229	4	6.642	8.330	12	6.737	8.461	208	13.806	17.358	25
2011	15.155	14.158	7	15.229	14.234	2	8.330	7.790	11	8.461	7.925	167	17.358	16.273	21
2012	14.158	15.407	7	14.234	15.498	2	7.790	8.485	10	7.925	8.645	129	16.273	17.771	18
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. American Franchise
2007	11.283	12.376	6	N/A	N/A	N/A	11.844	13.004	22	11.432	12.571	39	14.394	15.844	3
2008	12.376	6.970	5	N/A	N/A	N/A	13.004	7.331	21	12.571	7.098	33	15.844	8.955	3
2009	6.970	8.260	5	N/A	N/A	N/A	7.331	8.697	20	7.098	8.432	27	8.955	10.649	1*
2010	8.260	9.342	5	N/A	N/A	N/A	8.697	9.845	10	8.432	9.560	27	10.649	12.085	1*
2011	9.342	8.426	4	N/A	N/A	N/A	9.845	8.889	10	9.560	8.645	18	12.085	10.939	1*
2012	9.661	9.284	6	N/A	N/A	N/A	10.195	9.805	1*	9.919	9.549	14	12.556	12.096	1*
2013	9.284	12.741	6	N/A	N/A	N/A	9.805	13.470	1*	9.549	13.138	11	12.096	16.658	1*
2014	12.741	13.529	6	N/A	N/A	N/A	13.470	14.318	1*	13.138	13.985	11	16.658	17.750	1*
2015	13.529	13.912	1*	N/A	N/A	N/A	14.318	14.738	1*	13.985	14.417	15	17.750	18.316	1*
2016	13.912	13.932	1*	N/A	N/A	N/A	14.738	14.775	1*	14.417	14.474	11	18.316	18.409	1*
Invesco V.I. Core Equity
2007	11.438	12.113	2	11.469	12.152	5	12.041	12.765	3	11.591	12.306	62	14.364	15.265	4
2008	12.113	8.285	1*	12.152	8.316	5	12.765	8.740	3	12.306	8.438	58	15.265	10.478	3
2009	8.285	10.409	1*	8.316	10.453	4	8.740	10.991	2	8.438	10.628	48	10.478	13.210	3
2010	10.409	11.163	1*	10.453	11.216	4	10.991	11.800	2	10.628	11.427	39	13.210	14.217	3
2011	11.163	10.926	1*	11.216	10.984	3	11.800	11.561	2	11.427	11.212	33	14.217	13.964	3
2012	10.926	12.186	1*	10.984	12.257	1*	11.561	12.907	2	11.212	12.536	28	13.964	15.629	3
2013	12.186	15.424	1*	12.257	15.521	1*	12.907	16.353	1*	12.536	15.907	27	15.629	19.851	1*
2014	15.424	16.330	1*	15.521	16.440	1*	16.353	17.330	1*	15.907	16.883	22	19.851	21.090	1*
2015	16.330	15.068	1*	16.440	15.177	1*	17.330	16.007	1*	16.883	15.618	14	21.090	19.529	1*
2016	15.068	16.274	1*	15.177	16.400	1*	16.007	17.305	1*	15.618	16.910	13	19.529	21.166	1*
Invesco V.I. International Growth
2007	19.474	21.879	14	19.531	21.954	11	20.719	23.301	1*	19.731	22.223	56	22.216	25.048	1*
2008	21.879	12.769	9	21.954	12.819	10	23.301	13.613	1*	22.223	13.002	49	25.048	14.670	1*
2009	12.769	16.912	9	12.819	16.986	10	13.613	18.047	1*	13.002	17.263	34	14.670	19.497	1*
2010	16.912	18.695	6	16.986	18.787	10	18.047	19.969	1*	17.263	19.132	25	19.497	21.628	1*
2011	18.695	17.069	5	18.787	17.161	8	19.969	18.251	1*	19.132	17.511	21	21.628	19.816	1*
2012	17.069	19.312	5	17.161	19.427	3	18.251	20.668	1*	17.511	19.862	17	19.816	22.499	1*
2013	19.312	22.507	4	19.427	22.652	2	20.668	24.107	1*	19.862	23.206	14	22.499	26.313	1*
2014	22.507	22.114	4	22.652	22.268	2	24.107	23.711	2	23.206	22.858	14	26.313	25.944	1*
2015	22.114	21.141	2	22.268	21.298	2	23.711	22.690	2	22.858	21.906	16	25.944	24.889	1*
2016	21.141	20.608	2	21.298	20.772	2	22.690	22.141	2	21.906	21.409	15	24.889	24.348	1*
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced
2007	13.270	14.367	31	13.310	14.417	7	13.343	14.461	28	13.447	14.595	163	13.353	14.507	14
2008	14.367	11.839	18	14.417	11.886	7	14.461	11.928	25	14.595	12.057	133	14.507	11.996	8
2009	11.839	14.595	12	11.886	14.660	8	11.928	14.719	28	12.057	14.901	134	11.996	14.840	13
2010	14.595	15.491	10	14.660	15.568	8	14.719	15.639	16	14.901	15.855	119	14.840	15.807	12
2011	15.491	15.413	10	15.568	15.497	7	15.639	15.575	3	15.855	15.815	103	15.807	15.782	10
2012	15.413	17.154	9	15.497	17.257	8	15.575	17.352	3	15.815	17.646	73	15.782	17.627	10
2013	17.154	20.174	8	17.257	20.305	8	17.352	20.428	3	17.646	20.805	71	17.627	20.803	4
2014	20.174	21.436	9	20.305	21.586	7	20.428	21.727	3	20.805	22.161	60	20.803	22.182	4
2015	21.436	21.130	8	21.586	21.288	7	21.727	21.438	3	22.161	21.899	54	22.182	21.941	3
2016	21.130	21.639	8	21.288	21.812	8	21.438	21.977	1*	21.899	22.483	47	21.941	22.549	3
Janus Aspen Enterprise
2007	15.367	18.364	1*	15.404	18.418	13	15.444	18.476	2	15.566	18.650	68	18.136	21.750	21
2008	18.364	10.121	1*	18.418	10.156	4	18.476	10.193	8	18.650	10.304	45	21.750	12.029	25
2009	10.121	14.351	2	10.156	14.408	3	10.193	14.467	7	10.304	14.647	43	12.029	17.116	20
2010	14.351	17.684	1*	14.408	17.762	3	14.467	17.845	6	14.647	18.094	29	17.116	21.165	19
2011	17.684	17.073	1*	17.762	17.157	2	17.845	17.245	5	18.094	17.512	25	21.165	20.505	15
2012	17.073	19.607	1*	17.157	19.713	2	17.245	19.825	1*	17.512	20.162	21	20.505	23.631	13
2013	19.607	25.414	1*	19.713	25.565	2	19.825	25.723	1*	20.162	26.199	15	23.631	30.738	6
2014	25.414	28.002	1*	25.565	28.183	1*	25.723	28.371	1*	26.199	28.940	14	30.738	33.987	6
2015	28.002	28.525	1*	28.183	28.723	1*	N/A	N/A	N/A	28.940	29.553	13	33.987	34.743	5
2016	28.525	31.391	1*	28.723	31.625	1*	N/A	N/A	N/A	29.553	32.605	13	34.743	38.368	5
Janus Aspen Global Research
2007	12.539	13.462	1*	12.574	13.506	9	12.608	13.550	3	12.708	13.677	46	15.195	16.370	8
2008	13.462	7.294	1*	13.506	7.321	5	13.550	7.348	2	13.677	7.429	40	16.370	8.900	1*
2009	7.294	9.838	2	7.321	9.880	5	7.348	9.922	2	7.429	10.046	34	8.900	12.047	1*
2010	9.838	11.157	2	9.880	11.210	2	9.922	11.263	2	10.046	11.420	27	12.047	13.710	1*
2011	11.157	9.420	2	11.210	9.470	2	11.263	9.520	1*	11.420	9.667	25	13.710	11.616	1*
2012	9.420	11.084	1*	9.470	11.148	1*	9.520	11.215	1*	9.667	11.403	22	11.616	13.716	1*
2013	11.084	13.936	1*	11.148	14.024	1*	11.215	14.113	1*	11.403	14.373	15	N/A	N/A	N/A
2014	13.936	14.663	1*	14.024	14.763	1*	14.113	14.865	1*	14.373	15.160	14	N/A	N/A	N/A
2015	14.663	14.029	1*	14.763	14.133	1*	14.865	14.237	1*	15.160	14.542	13	N/A	N/A	N/A
2016	14.029	14.022	1*	14.133	14.133	1*	14.237	14.243	1*	14.542	14.571	10	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.068	11.197	8	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.197	10.552	9	11.136	10.573	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.552	12.194	9	10.573	12.231	2
LVIP Baron Growth Opportunities(7)
2007	N/A	N/A	N/A	10.789	10.774	5	N/A	N/A	N/A	10.619	10.808	37	10.626	10.826	28
2008	N/A	N/A	N/A	10.774	6.440	5	N/A	N/A	N/A	10.808	6.474	51	10.826	6.491	20
2009	6.077	8.733	1*	6.440	8.749	4	7.855	8.765	1*	6.474	8.813	65	6.491	8.845	16
2010	8.733	10.835	1*	8.749	10.861	4	8.765	10.886	1*	8.813	10.961	52	8.845	11.012	11
2011	N/A	N/A	N/A	10.861	11.096	4	10.886	11.127	1*	10.961	11.221	42	11.012	11.285	10
2012	N/A	N/A	N/A	11.096	12.886	3	11.127	12.929	1*	11.221	13.058	50	11.285	13.145	6
2013	14.040	17.660	2	12.886	17.727	3	12.929	17.795	2	13.058	17.999	64	13.145	18.137	18
2014	17.660	18.178	1*	17.727	18.256	3	17.795	18.335	1*	17.999	18.573	25	18.137	18.734	7
2015	18.178	16.993	1*	18.256	17.075	3	18.335	17.157	1*	18.573	17.406	33	18.734	17.575	7
2016	16.993	17.611	1*	17.075	17.705	3	17.157	17.799	1*	17.406	18.084	29	17.575	18.278	6
LVIP BlackRock Dividend Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.460	11.751	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.751	7.122	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.122	8.629	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.629	10.000	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.965	12.675	5	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.675	12.876	5	12.703	13.000	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.876	12.026	5	13.000	12.154	1*
2016	11.330	12.840	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.026	13.217	5	12.154	13.371	1*
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Emerging Markets Managed Volatility(15)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.134	9.934	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.934	9.284	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.609	7.728	1*	9.284	7.754	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.728	8.121	1*	7.754	8.156	2
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.142	10.408	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.151	9.557	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.557	9.641	2	N/A	N/A	N/A
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.210	10.090	6	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.083	11.074	9	N/A	N/A	N/A	10.090	11.092	1*	10.099	11.119	59	10.105	11.137	32
2012	11.074	11.550	6	N/A	N/A	N/A	11.092	11.580	6	11.119	11.626	58	11.137	11.657	17
2013	11.550	10.367	12	11.448	10.385	23	11.580	10.404	12	11.626	10.461	233	11.657	10.499	69
2014	10.367	10.470	18	10.385	10.494	20	10.404	10.518	10	10.461	10.592	178	10.499	10.641	65
2015	10.470	9.968	13	10.494	9.996	20	10.518	10.024	10	10.592	10.109	145	10.641	10.166	55
2016	9.968	10.111	12	9.996	10.144	20	10.024	10.178	10	10.109	10.280	120	10.166	10.348	44
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility(16)
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility
2007	12.347	14.595	1*	12.373	14.634	7	12.389	14.660	4	12.487	14.798	45	14.053	16.671	12
2008	14.595	8.479	3	14.634	8.506	8	14.660	8.525	1*	14.798	8.618	45	16.671	9.718	13
2009	8.479	11.530	3	8.506	11.572	3	8.525	11.604	1*	8.618	11.749	55	9.718	13.262	9
2010	11.530	12.603	3	11.572	12.656	1*	11.604	12.697	1*	11.749	12.874	54	13.262	14.547	8
2011	12.603	11.668	1*	12.656	11.723	1*	12.697	11.767	1*	12.874	11.949	47	14.547	13.516	8
2012	N/A	N/A	N/A	11.723	13.401	1*	11.767	13.458	1*	11.949	13.687	43	13.516	15.497	5
2013	N/A	N/A	N/A	13.401	16.519	1*	13.458	16.596	1*	13.687	16.905	17	15.497	19.159	5
2014	N/A	N/A	N/A	16.519	17.092	1*	16.596	17.181	1*	16.905	17.526	11	19.159	19.883	4
2015	N/A	N/A	N/A	17.092	17.010	1*	17.181	17.109	1*	17.526	17.479	13	19.883	19.849	4
2016	N/A	N/A	N/A	17.010	16.486	1*	17.109	16.591	1*	17.479	16.976	13	19.849	19.297	2
LVIP Blended Mid Cap Managed Volatility
2007	N/A	N/A	N/A	10.627	10.826	2	N/A	N/A	N/A	10.029	10.839	12	11.133	10.846	1*
2008	N/A	N/A	N/A	10.826	5.376	2	N/A	N/A	N/A	10.839	5.394	12	10.846	5.403	4
2009	N/A	N/A	N/A	5.376	7.818	2	N/A	N/A	N/A	5.394	7.859	17	5.403	7.879	1*
2010	N/A	N/A	N/A	7.818	9.747	2	N/A	N/A	N/A	7.859	9.818	14	7.879	9.853	1*
2011	9.828	8.892	1*	9.747	8.823	2	N/A	N/A	N/A	9.818	8.905	18	9.853	8.946	1*
2012	8.892	9.271	1*	8.823	9.204	1*	N/A	N/A	N/A	8.905	9.308	8	8.946	9.361	1*
2013	9.271	11.334	1*	9.204	11.257	1*	N/A	N/A	N/A	9.308	11.407	18	9.361	11.483	1*
2014	11.334	10.286	1*	11.257	10.222	1*	N/A	N/A	N/A	11.407	10.379	7	N/A	N/A	N/A
2015	10.286	9.649	1*	10.222	9.594	1*	N/A	N/A	N/A	10.379	9.761	9	N/A	N/A	N/A
2016	9.649	9.662	1*	9.594	9.611	1*	N/A	N/A	N/A	9.761	9.798	8	N/A	N/A	N/A
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	8.840	8.208	1*	9.518	8.211	2	N/A	N/A	N/A	9.557	8.221	43	N/A	N/A	N/A
2008	8.208	4.659	1*	8.211	4.663	1*	N/A	N/A	N/A	8.221	4.678	68	7.535	4.686	2
2009	4.659	6.288	2	4.663	6.297	2	6.066	6.305	1*	4.678	6.330	58	4.686	6.346	19
2010	6.288	7.264	2	6.297	7.277	2	6.305	7.290	1*	6.330	7.329	59	6.346	7.356	18
2011	7.264	6.495	2	7.277	6.510	1*	7.290	6.525	2	7.329	6.571	60	7.356	6.601	18
2012	6.495	7.932	3	6.510	7.954	1*	6.525	7.976	1*	6.571	8.044	66	6.601	8.089	7
2013	7.932	8.023	2	7.954	8.049	1*	7.976	8.076	1*	8.044	8.157	24	8.089	8.211	8
2014	8.023	8.947	2	8.049	8.981	1*	8.076	9.015	1*	8.157	9.119	27	8.211	9.189	5
2015	8.947	8.654	2	8.981	8.691	1*	9.015	8.729	1*	9.119	8.843	25	9.189	8.919	4
2016	8.654	8.575	2	8.691	8.617	1*	8.729	8.658	1*	8.843	8.784	22	8.919	8.869	2
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2007	12.333	12.766	140	12.340	12.780	173	13.936	14.440	193	14.071	14.601	1,860	10.859	11.280	633
2008	12.766	12.165	148	12.780	12.185	155	14.440	13.775	122	14.601	13.949	1,670	11.280	10.787	452
2009	12.165	14.200	130	12.185	14.229	160	13.775	16.094	111	13.949	16.323	1,447	10.787	12.635	381
2010	14.200	15.123	118	14.229	15.162	146	16.094	17.158	92	16.323	17.427	1,312	12.635	13.503	340
2011	15.123	15.980	86	15.162	16.029	138	17.158	18.148	77	17.427	18.461	932	13.503	14.318	298
2012	15.980	16.723	67	16.029	16.784	119	18.148	19.012	59	18.461	19.368	667	14.318	15.037	247
2013	16.723	16.038	41	16.784	16.104	111	19.012	18.251	53	19.368	18.621	505	15.037	14.471	207
2014	16.038	16.685	33	16.104	16.762	71	18.251	19.006	48	18.621	19.421	387	14.471	15.108	166
2015	16.685	16.442	27	16.762	16.526	69	19.006	18.749	38	19.421	19.186	363	15.108	14.941	127
2016	16.442	16.581	27	16.526	16.674	63	18.749	18.925	36	19.186	19.396	326	14.941	15.119	102
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.031	9.809	1*	10.040	9.833	121	N/A	N/A	N/A
2012	10.005	9.994	3	N/A	N/A	N/A	9.809	10.020	1*	9.833	10.060	138	9.988	10.086	1*
2013	9.994	9.860	8	9.891	9.878	1*	N/A	N/A	N/A	10.060	9.950	197	10.086	9.986	35
2014	9.860	9.715	2	9.878	9.737	1*	N/A	N/A	N/A	9.950	9.828	61	9.986	9.873	7
2015	9.715	9.444	2	9.737	9.471	1*	N/A	N/A	N/A	9.828	9.578	45	9.873	9.632	4
2016	9.444	9.457	2	9.471	9.488	1*	N/A	N/A	N/A	9.578	9.615	46	9.632	9.679	3
LVIP Delaware Foundation Aggressive Allocation(8)
2007	14.702	15.352	34	14.745	15.405	2	15.337	16.032	14	14.898	15.596	276	15.095	15.818	54
2008	15.352	10.064	34	15.405	10.104	1*	16.032	10.519	13	15.596	10.249	144	15.818	10.405	59
2009	10.064	13.040	28	N/A	N/A	N/A	10.519	13.644	12	10.249	13.314	76	10.405	13.530	52
2010	13.040	14.399	27	N/A	N/A	N/A	13.644	15.081	11	13.314	14.738	59	13.530	14.992	52
2011	14.399	13.848	16	N/A	N/A	N/A	15.081	14.519	9	14.738	14.210	54	14.992	14.470	23
2012	13.848	15.401	10	N/A	N/A	N/A	14.519	16.163	1*	14.210	15.843	36	14.470	16.149	14
2013	15.401	18.179	1*	N/A	N/A	N/A	16.163	19.096	1*	15.843	18.747	32	16.149	19.128	7
2014	18.179	18.623	1*	N/A	N/A	N/A	19.096	19.579	1*	18.747	19.251	30	19.128	19.661	7
2015	18.623	18.035	1*	N/A	N/A	N/A	19.579	18.984	1*	19.251	18.693	25	19.661	19.111	1*
2016	18.035	18.694	1*	N/A	N/A	N/A	18.984	19.704	1*	18.693	19.430	23	19.111	19.884	1*
LVIP Delaware Social Awareness
2007	15.267	15.432	4	15.312	15.485	44	16.145	16.335	5	15.473	15.679	207	16.661	16.899	58
2008	15.432	9.936	3	15.485	9.975	19	16.335	10.528	2	15.679	10.120	169	16.899	10.919	41
2009	9.936	12.680	3	9.975	12.736	11	10.528	13.449	2	10.120	12.948	150	10.919	13.983	30
2010	12.680	13.888	3	12.736	13.957	5	13.449	14.745	2	12.948	14.217	139	13.983	15.369	29
2011	13.888	13.720	3	13.957	13.795	5	14.745	14.582	2	14.217	14.080	118	15.369	15.237	26
2012	13.720	15.527	2	13.795	15.620	3	14.582	16.518	2	14.080	15.974	84	15.237	17.304	24
2013	15.527	20.682	2	15.620	20.816	3	16.518	22.025	2	15.974	21.332	55	17.304	23.130	25
2014	20.682	23.389	2	20.816	23.553	1*	22.025	24.933	1*	21.332	24.184	40	23.130	26.249	19
2015	23.389	22.809	2	23.553	22.979	1*	24.933	24.338	1*	24.184	23.643	34	26.249	25.687	18
2016	22.809	23.877	1*	22.979	24.068	1*	24.338	25.503	1*	23.643	24.812	33	25.687	26.985	14
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.067	9.142	7	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.142	5.681	18	5.591	5.690	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.681	7.268	13	N/A	N/A	N/A
2010	7.220	9.227	2	N/A	N/A	N/A	N/A	N/A	N/A	7.268	9.311	42	7.287	9.345	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.311	8.656	40	9.345	8.696	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.656	9.757	29	8.696	9.812	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.757	12.801	13	9.812	12.886	5
2014	13.421	13.257	5	N/A	N/A	N/A	N/A	N/A	N/A	12.801	13.512	16	12.886	13.615	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.512	13.286	10	13.615	13.401	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.286	15.688	9	13.401	15.839	1*
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.078	8.300	3	N/A	N/A	N/A
2012	8.285	9.638	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.300	9.677	3	N/A	N/A	N/A
2013	9.638	10.866	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.677	10.937	3	N/A	N/A	N/A
2014	10.866	9.841	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.937	9.930	3	N/A	N/A	N/A
2015	9.841	9.254	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.930	9.361	3	N/A	N/A	N/A
2016	9.254	9.241	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.361	9.371	2	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1
2007	11.334	11.836	7	N/A	N/A	N/A	N/A	N/A	N/A	11.435	11.912	17	11.453	11.943	7
2008	11.836	7.437	6	N/A	N/A	N/A	N/A	N/A	N/A	11.912	7.503	20	11.943	7.530	9
2009	7.437	9.070	5	N/A	N/A	N/A	8.901	9.111	1*	7.503	9.174	9	7.530	9.216	7
2010	9.070	10.021	5	N/A	N/A	N/A	9.111	10.076	1*	9.174	10.161	20	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.076	9.985	1*	10.161	10.084	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.985	11.275	1*	10.084	11.404	5	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.275	14.714	1*	11.404	14.904	4	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.714	16.304	1*	14.904	16.542	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	16.304	15.647	1*	16.542	15.898	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	15.647	17.529	1*	15.898	17.837	3	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.150	9.356	5	N/A	N/A	N/A
2012	9.809	10.740	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.356	10.783	5	N/A	N/A	N/A
2013	10.740	13.585	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.783	13.674	5	N/A	N/A	N/A
2014	13.585	13.928	1*	N/A	N/A	N/A	N/A	N/A	N/A	13.674	14.054	5	N/A	N/A	N/A
2015	13.928	12.600	1*	N/A	N/A	N/A	N/A	N/A	N/A	14.054	12.746	5	N/A	N/A	N/A
2016	12.600	13.712	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.746	13.905	5	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.041	10.344	26	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.344	10.534	28	10.437	10.551	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.534	10.055	37	10.551	10.082	18
2014	N/A	N/A	N/A	10.286	10.256	1*	N/A	N/A	N/A	10.055	10.330	26	10.082	10.368	2
2015	N/A	N/A	N/A	10.256	10.079	1*	N/A	N/A	N/A	10.330	10.173	28	10.368	10.220	5
2016	N/A	N/A	N/A	10.079	10.082	1*	N/A	N/A	N/A	10.173	10.196	24	10.220	10.253	6
LVIP Franklin Templeton Global Equity Managed Volatility
2007	10.138	9.780	4	N/A	N/A	N/A	N/A	N/A	N/A	9.397	9.795	13	9.595	9.801	16
2008	9.780	5.962	4	5.728	5.967	1*	N/A	N/A	N/A	9.795	5.986	10	9.801	5.996	2
2009	N/A	N/A	N/A	5.967	7.490	1*	N/A	N/A	N/A	5.986	7.529	12	5.996	7.549	5
2010	N/A	N/A	N/A	7.490	7.820	1*	N/A	N/A	N/A	7.529	7.877	10	7.549	7.905	2
2011	N/A	N/A	N/A	7.820	7.424	1*	N/A	N/A	N/A	7.877	7.493	10	7.905	7.528	2
2012	N/A	N/A	N/A	7.424	8.816	1*	N/A	N/A	N/A	7.493	8.916	17	7.528	8.966	2
2013	N/A	N/A	N/A	8.816	10.359	1*	N/A	N/A	N/A	8.916	10.497	11	8.966	10.567	2
2014	N/A	N/A	N/A	10.359	9.947	1*	N/A	N/A	N/A	10.497	10.100	8	10.567	10.177	2
2015	N/A	N/A	N/A	9.947	8.963	1*	N/A	N/A	N/A	10.100	9.119	8	10.177	9.198	1*
2016	N/A	N/A	N/A	8.963	8.994	1*	N/A	N/A	N/A	9.119	9.168	6	9.198	9.257	1*
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	N/A	N/A	N/A	10.972	11.585	90	11.383	11.600	8	11.007	11.645	98	11.024	11.675	55
2008	N/A	N/A	N/A	11.585	9.257	48	11.600	9.273	2	11.645	9.323	66	11.675	9.356	61
2009	9.081	11.297	6	9.257	11.323	47	9.273	11.349	9	9.323	11.427	53	9.356	11.479	49
2010	11.297	12.225	11	11.323	12.259	46	11.349	12.293	29	11.427	12.396	47	11.479	12.465	47
2011	12.225	12.412	9	12.259	12.453	46	12.293	12.494	27	12.396	12.617	35	12.465	12.701	42
2012	12.412	13.342	23	12.453	13.393	45	12.494	13.444	25	12.617	13.597	45	12.701	13.700	52
2013	13.342	14.338	11	13.393	14.400	42	13.444	14.462	24	13.597	14.649	49	13.700	14.775	34
2014	14.338	14.840	11	14.400	14.911	35	14.462	14.983	23	14.649	15.199	48	14.775	15.345	9
2015	14.840	14.243	11	14.911	14.318	28	14.983	14.394	22	15.199	14.624	38	15.345	14.779	9
2016	14.243	14.646	60	14.318	14.731	18	14.394	14.816	21	14.624	15.076	45	14.779	15.251	8
LVIP Global Growth Allocation Managed Risk
2007	11.885	12.781	29	11.895	12.797	23	11.904	12.814	5	11.932	12.863	186	11.951	12.896	86
2008	12.781	8.333	27	12.797	8.348	23	12.814	8.363	5	12.863	8.408	335	12.896	8.438	74
2009	8.333	10.529	21	8.348	10.553	23	8.363	10.577	6	8.408	10.650	309	8.438	10.699	46
2010	10.529	11.620	21	10.553	11.653	23	10.577	11.685	5	10.650	11.783	294	10.699	11.849	41
2011	11.620	11.379	20	N/A	N/A	N/A	11.685	11.454	6	11.783	11.568	271	11.849	11.644	39
2012	11.379	12.162	18	N/A	N/A	N/A	11.454	12.255	5	11.568	12.395	259	11.644	12.489	64
2013	12.162	13.523	17	N/A	N/A	N/A	12.255	13.639	5	12.395	13.816	238	12.489	13.935	24
2014	13.523	13.701	24	N/A	N/A	N/A	13.639	13.832	5	13.816	14.032	227	13.935	14.167	13
2015	13.701	12.921	18	N/A	N/A	N/A	13.832	13.058	5	14.032	13.267	200	14.167	13.408	13
2016	12.921	13.253	12	N/A	N/A	N/A	13.058	13.407	5	13.267	13.642	186	13.408	13.801	8
LVIP Global Income
2009	N/A	N/A	N/A	10.765	10.661	5	N/A	N/A	N/A	10.109	10.673	43	10.413	10.682	2
2010	N/A	N/A	N/A	10.661	11.457	5	N/A	N/A	N/A	10.673	11.492	51	10.682	11.514	1*
2011	N/A	N/A	N/A	11.457	11.346	4	N/A	N/A	N/A	11.492	11.404	40	11.514	11.436	1*
2012	N/A	N/A	N/A	11.346	11.971	4	N/A	N/A	N/A	11.404	12.056	52	11.436	12.103	1*
2013	N/A	N/A	N/A	11.971	11.398	4	N/A	N/A	N/A	12.056	11.501	54	12.103	11.557	1*
2014	N/A	N/A	N/A	11.398	11.383	3	N/A	N/A	N/A	11.501	11.509	30	11.557	11.577	1*
2015	N/A	N/A	N/A	11.383	10.926	2	N/A	N/A	N/A	11.509	11.070	17	11.577	11.146	1*
2016	N/A	N/A	N/A	10.926	10.759	2	N/A	N/A	N/A	11.070	10.922	16	11.146	11.008	1*
LVIP Global Moderate Allocation Managed Risk
2007	11.474	12.277	3	N/A	N/A	N/A	11.492	12.308	75	11.519	12.356	604	11.537	12.388	125
2008	N/A	N/A	N/A	11.362	8.837	38	12.308	8.852	89	12.356	8.900	760	12.388	8.932	244
2009	N/A	N/A	N/A	8.837	11.085	38	8.852	11.111	87	8.900	11.187	627	8.932	11.238	116
2010	N/A	N/A	N/A	11.085	12.159	36	11.111	12.193	35	11.187	12.296	541	11.238	12.364	101
2011	N/A	N/A	N/A	12.159	12.052	34	12.193	12.091	34	12.296	12.211	361	12.364	12.291	109
2012	12.280	12.891	1*	12.052	12.940	35	12.091	12.989	33	12.211	13.137	288	12.291	13.237	44
2013	12.891	14.120	58	12.940	14.181	33	12.989	14.242	32	13.137	14.426	278	13.237	14.550	55
2014	14.120	14.400	47	14.181	14.469	30	14.242	14.538	31	14.426	14.748	227	14.550	14.890	40
2015	14.400	13.624	44	14.469	13.697	28	14.538	13.769	30	14.748	13.989	178	14.890	14.138	26
2016	13.624	13.920	40	13.697	14.001	26	13.769	14.082	28	13.989	14.328	111	14.138	14.495	20
LVIP Government Money Market
2007	10.121	10.429	36	10.150	10.464	194	10.593	10.927	61	10.696	11.049	911	10.318	10.669	941
2008	10.429	10.478	155	10.464	10.519	212	10.927	10.989	104	11.049	11.128	1,367	10.669	10.757	713
2009	10.478	10.317	109	10.519	10.362	189	10.989	10.831	92	11.128	10.985	948	10.757	10.629	282
2010	10.317	10.133	60	10.362	10.182	100	10.831	10.648	49	10.985	10.815	593	10.629	10.476	258
2011	10.133	9.950	51	10.182	10.004	108	10.648	10.466	38	10.815	10.647	466	10.476	10.323	345
2012	9.950	9.770	45	10.004	9.828	86	10.466	10.287	45	10.647	10.481	338	10.323	10.172	211
2013	9.770	9.593	38	9.828	9.655	34	10.287	10.111	39	10.481	10.317	407	10.172	10.023	175
2014	9.593	9.420	36	9.655	9.485	22	10.111	9.938	37	10.317	10.156	298	10.023	9.876	118
2015	9.420	9.249	49	9.485	9.318	34	9.938	9.768	37	10.156	9.997	272	9.876	9.731	81
2016	9.249	9.082	51	9.318	9.154	71	9.768	9.602	33	9.997	9.841	222	9.731	9.589	73
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.326	10.822	2	10.273	10.827	1*
2006	N/A	N/A	N/A	11.205	11.244	2	11.315	11.253	1*	10.822	11.280	4	10.827	11.297	1*
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.271	11.443	1*	10.857	11.449	1*
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.443	12.375	5	11.449	12.395	9
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.258	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.258	9.573	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.573	10.434	2	N/A	N/A	N/A
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.923	10.283	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.283	9.218	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.795	10.877	1*	10.805	10.903	10	10.812	10.921	1*
2012	11.996	12.220	2	N/A	N/A	N/A	10.877	12.252	1*	10.903	12.300	26	10.921	12.332	1*
2013	12.220	12.752	4	12.380	12.775	1*	N/A	N/A	N/A	12.300	12.868	27	12.332	12.914	1*
2014	12.752	12.841	4	12.775	12.871	1*	N/A	N/A	N/A	12.868	12.991	40	12.914	13.051	1*
2015	12.841	12.080	2	12.871	12.114	1*	N/A	N/A	N/A	12.991	12.251	25	13.051	12.320	1*
2016	12.080	13.397	2	12.114	13.442	1*	N/A	N/A	N/A	12.251	13.621	30	12.320	13.711	1*
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.598	6.067	38	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.067	7.424	9	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.424	9.093	9	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.093	8.769	12	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.274	9.682	2	N/A	N/A	N/A	8.769	9.792	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.682	11.778	2	11.035	11.817	1*	9.792	11.937	23	9.846	12.015	2
2014	N/A	N/A	N/A	11.778	12.476	2	N/A	N/A	N/A	11.937	12.669	18	12.015	12.765	7
2015	N/A	N/A	N/A	12.476	11.278	2	N/A	N/A	N/A	12.669	11.475	14	12.765	11.573	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.475	12.391	14	11.573	12.509	2
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.659	9.546	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.546	10.456	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.808	11.033	23	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.033	11.798	21	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.798	12.135	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.135	11.722	19	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.722	12.017	18	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	9.839	7.351	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.673	7.381	10	N/A	N/A	N/A
2009	7.351	9.046	2	N/A	N/A	N/A	N/A	N/A	N/A	7.381	9.105	17	6.734	9.129	6
2010	9.046	9.924	2	N/A	N/A	N/A	N/A	N/A	N/A	9.105	10.013	10	9.129	10.050	28
2011	9.924	9.737	2	N/A	N/A	N/A	N/A	N/A	N/A	10.013	9.849	10	10.050	9.895	28
2012	9.737	10.333	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.849	10.479	10	9.895	10.538	5
2013	10.333	11.244	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.479	11.431	10	N/A	N/A	N/A
2014	11.244	11.493	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.431	11.714	10	N/A	N/A	N/A
2015	11.493	11.006	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.714	11.245	9	N/A	N/A	N/A
2016	11.006	11.258	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.245	11.531	9	N/A	N/A	N/A
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2030
2007	10.177	10.374	3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	7.418	7.043	5	N/A	N/A	N/A	N/A	N/A	N/A
2009	8.616	8.811	1*	N/A	N/A	N/A	N/A	N/A	N/A	6.743	8.869	1*	N/A	N/A	N/A
2010	8.811	9.709	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.869	9.798	1*	N/A	N/A	N/A
2011	9.709	9.454	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.454	9.989	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	9.989	11.125	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.125	11.347	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	11.347	10.815	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	10.815	10.984	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	8.223	8.255	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	8.255	9.188	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	9.188	8.865	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.891	10.049	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.049	9.163	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.163	9.006	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.006	8.726	1*	N/A	N/A	N/A
LVIP MFS International Growth
2007	10.297	11.132	1*	11.360	11.135	1*	N/A	N/A	N/A	10.226	11.149	7	9.904	11.156	5
2008	11.132	5.566	1*	11.135	5.570	3	10.850	5.575	1*	11.149	5.588	22	11.156	5.597	4
2009	N/A	N/A	N/A	5.570	7.413	2	5.575	7.423	1*	5.588	7.452	16	5.597	7.472	2
2010	N/A	N/A	N/A	7.413	8.215	3	7.423	8.230	1*	7.452	8.275	20	7.472	8.305	2
2011	N/A	N/A	N/A	8.215	7.253	1*	N/A	N/A	N/A	8.275	7.321	19	8.305	7.354	2
2012	N/A	N/A	N/A	7.253	8.485	6	N/A	N/A	N/A	7.321	8.581	11	7.354	8.630	2
2013	N/A	N/A	N/A	8.485	9.444	5	N/A	N/A	N/A	8.581	9.570	20	8.630	9.634	4
2014	N/A	N/A	N/A	9.444	8.785	5	N/A	N/A	N/A	9.570	8.920	18	9.634	8.988	1*
2015	N/A	N/A	N/A	8.785	8.718	5	N/A	N/A	N/A	8.920	8.870	8	8.988	8.947	1*
2016	N/A	N/A	N/A	8.718	8.683	1*	N/A	N/A	N/A	8.870	8.852	10	8.947	8.938	1*
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.962	9.710	80	10.002	9.716	11
2008	6.148	6.428	2	N/A	N/A	N/A	6.241	6.438	15	9.710	6.454	86	9.716	6.464	5
2009	6.428	7.614	6	N/A	N/A	N/A	6.438	7.634	20	6.454	7.664	162	6.464	7.684	6
2010	7.614	8.320	5	7.624	8.335	1*	7.634	8.351	19	7.664	8.396	159	7.684	8.426	38
2011	8.320	8.139	2	8.335	8.157	1*	8.351	8.177	14	8.396	8.233	136	8.426	8.271	41
2012	8.139	9.271	5	8.157	9.297	9	8.177	9.324	10	8.233	9.402	105	8.271	9.455	40
2013	9.271	12.344	14	9.297	12.384	9	9.324	12.426	2	9.402	12.549	105	9.455	12.633	23
2014	12.344	13.357	12	12.384	13.408	8	N/A	N/A	N/A	12.549	13.614	51	12.633	13.718	8
2015	13.357	13.008	18	13.408	13.064	8	N/A	N/A	N/A	13.614	13.292	37	13.718	13.407	4
2016	13.008	14.530	14	13.064	14.599	1*	N/A	N/A	N/A	13.292	14.883	36	13.407	15.027	3
LVIP Mondrian International Value
2007	22.457	24.578	20	22.527	24.667	24	22.583	24.741	17	22.748	24.959	270	22.263	24.451	83
2008	24.578	15.283	15	24.667	15.346	16	24.741	15.400	14	24.959	15.559	215	24.451	15.257	64
2009	15.283	18.189	15	15.346	18.273	15	15.400	18.346	9	15.559	18.564	174	15.257	18.222	49
2010	18.189	18.295	14	18.273	18.389	9	18.346	18.472	4	18.564	18.719	157	18.222	18.393	46
2011	18.295	17.203	2	18.389	17.300	7	18.472	17.386	3	18.719	17.645	124	18.393	17.355	40
2012	17.203	18.511	2	17.300	18.625	6	17.386	18.728	2	17.645	19.035	80	17.355	18.741	34
2013	18.511	22.141	4	18.625	22.288	6	18.728	22.422	2	19.035	22.825	102	18.741	22.494	29
2014	22.141	21.183	4	22.288	21.335	5	22.422	21.474	2	22.825	21.892	89	22.494	21.596	26
2015	21.183	20.007	4	21.335	20.160	5	21.474	20.301	2	21.892	20.727	81	21.596	20.468	21
2016	20.007	20.428	4	20.160	20.594	5	20.301	20.749	2	20.727	21.217	78	20.468	20.972	17
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.003	9.900	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.900	9.880	48	N/A	N/A	N/A
2016	9.920	9.889	6	N/A	N/A	N/A	N/A	N/A	N/A	9.880	9.954	23	N/A	N/A	N/A
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.105	11.055	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.055	11.511	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.511	10.745	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.745	11.232	2	N/A	N/A	N/A
LVIP SSGA Bond Index
2008	10.150	10.446	13	9.962	10.448	3	N/A	N/A	N/A	10.066	10.459	75	9.813	10.465	6
2009	10.446	10.691	19	10.448	10.699	16	10.275	10.707	8	10.459	10.732	158	10.465	10.748	54
2010	10.691	11.094	15	10.699	11.108	29	10.707	11.122	8	10.732	11.164	172	10.748	11.192	92
2011	11.094	11.668	14	11.108	11.688	30	11.122	11.709	6	11.164	11.771	135	11.192	11.812	48
2012	11.668	11.866	12	11.688	11.893	20	11.709	11.920	3	11.771	12.001	110	11.812	12.055	36
2013	11.866	11.321	12	11.893	11.352	20	11.920	11.383	4	12.001	11.478	110	12.055	11.542	33
2014	11.321	11.723	12	11.352	11.761	21	11.383	11.799	11	11.478	11.915	98	11.542	11.993	25
2015	11.723	11.508	13	11.761	11.551	20	11.799	11.595	7	11.915	11.726	94	11.993	11.815	23
2016	11.508	11.527	12	11.551	11.576	21	11.595	11.626	7	11.726	11.775	101	11.815	11.876	27
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.441	10.526	7	10.445	10.541	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.526	11.273	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.273	11.818	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.818	12.150	9	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.815	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.815	12.179	8	N/A	N/A	N/A
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.394	10.489	13	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.489	11.157	13	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.157	11.727	14	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.727	12.150	14	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.705	16	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.705	12.277	16	N/A	N/A	N/A
LVIP SSGA Developed International 150
2008	9.103	6.252	3	N/A	N/A	N/A	N/A	N/A	N/A	9.336	6.260	8	5.937	6.263	1*
2009	6.252	8.858	2	4.742	8.865	2	4.945	8.871	1*	6.260	8.892	21	6.263	8.905	1*
2010	8.858	9.304	2	8.865	9.316	6	8.871	9.327	1*	8.892	9.363	33	8.905	9.387	5
2011	9.304	8.005	2	9.316	8.019	6	9.327	8.033	1*	9.363	8.076	27	9.387	8.104	6
2012	8.005	8.908	2	8.019	8.929	2	8.033	8.948	1*	8.076	9.010	19	8.104	9.051	1*
2013	8.908	10.495	1*	8.929	10.524	6	8.948	10.553	1*	9.010	10.641	17	9.051	10.700	6
2014	10.495	10.370	1*	10.524	10.403	6	10.553	10.437	2	10.641	10.540	20	10.700	10.609	6
2015	10.370	9.718	1*	10.403	9.755	6	10.437	9.791	1*	10.540	9.902	12	10.609	9.977	5
2016	9.718	10.443	1*	9.755	10.487	6	9.791	10.532	1*	9.902	10.668	12	9.977	10.759	5
LVIP SSGA Emerging Markets 100
2008	9.080	6.044	2	N/A	N/A	N/A	N/A	N/A	N/A	10.012	6.052	6	5.893	6.055	1*
2009	6.044	11.242	3	5.168	11.250	2	5.374	11.259	1*	6.052	11.285	60	6.055	11.302	3
2010	11.242	14.065	3	11.250	14.082	3	11.259	14.100	1*	11.285	14.154	67	11.302	14.189	7
2011	14.065	11.714	2	14.082	11.735	5	14.100	11.755	1*	14.154	11.818	33	14.189	11.860	6
2012	11.714	12.924	2	11.735	12.953	1*	11.755	12.982	1*	11.818	13.071	27	11.860	13.130	3
2013	12.924	12.296	2	12.953	12.330	4	12.982	12.364	1*	13.071	12.468	24	13.130	12.537	5
2014	12.296	11.635	2	12.330	11.673	4	12.364	11.711	2	12.468	11.827	19	12.537	11.904	4
2015	11.635	9.451	2	11.673	9.487	5	11.711	9.522	1*	11.827	9.631	15	11.904	9.704	4
2016	9.451	10.684	2	9.487	10.730	5	9.522	10.776	1*	9.631	10.915	13	9.704	11.008	4
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Global Tactical Allocation Managed Volatility(11)
2007	12.404	13.485	3	N/A	N/A	N/A	13.733	13.520	1*	12.453	13.572	262	12.473	13.607	67
2008	13.485	7.861	3	N/A	N/A	N/A	13.520	7.889	320	13.572	7.932	174	13.607	7.960	79
2009	7.861	10.068	2	N/A	N/A	N/A	N/A	N/A	N/A	7.932	10.184	102	7.960	10.231	70
2010	10.068	10.721	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.184	10.872	99	10.231	10.933	68
2011	10.721	10.521	1*	N/A	N/A	N/A	10.781	10.590	1*	10.872	10.695	65	10.933	10.766	68
2012	10.521	11.451	1*	N/A	N/A	N/A	10.590	11.539	1*	10.695	11.670	70	10.766	11.759	62
2013	11.451	12.313	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.670	12.580	27	11.759	12.689	17
2014	12.313	12.536	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.580	12.840	20	12.689	12.963	15
2015	12.536	11.476	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.840	11.783	11	12.963	11.908	11
2016	11.476	11.869	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.783	12.217	11	11.908	12.360	9
LVIP SSGA International Index
2008	9.042	6.388	3	N/A	N/A	N/A	N/A	N/A	N/A	9.545	6.397	9	6.033	6.400	1*
2009	6.388	7.998	2	4.886	8.004	3	5.096	8.010	1*	6.397	8.028	73	6.400	8.040	27
2010	7.998	8.384	3	8.004	8.394	6	8.010	8.405	1*	8.028	8.436	84	8.040	8.458	33
2011	8.384	7.194	2	8.394	7.206	7	8.405	7.219	2	8.436	7.257	96	8.458	7.283	7
2012	7.194	8.320	2	7.206	8.338	5	7.219	8.358	1*	7.257	8.414	79	7.283	8.452	13
2013	8.320	9.857	2	8.338	9.885	11	8.358	9.912	5	8.414	9.994	191	8.452	10.050	82
2014	9.857	9.089	2	9.885	9.118	11	9.912	9.148	7	9.994	9.238	127	10.050	9.298	79
2015	9.089	8.791	2	9.118	8.824	11	9.148	8.858	6	9.238	8.958	126	9.298	9.026	60
2016	8.791	8.694	2	8.824	8.731	9	8.858	8.768	7	8.958	8.881	126	9.026	8.957	48
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.933	8.705	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.705	8.249	2
LVIP SSGA Large Cap 100
2008	9.970	6.964	5	N/A	N/A	N/A	N/A	N/A	N/A	9.632	6.973	49	6.728	6.976	1*
2009	6.964	9.226	5	5.193	9.233	6	5.468	9.240	3	6.973	9.261	63	6.976	9.275	2
2010	9.226	10.768	5	9.233	10.782	11	9.240	10.795	2	9.261	10.836	84	9.275	10.863	10
2011	10.768	10.789	4	10.782	10.808	10	10.795	10.827	2	10.836	10.884	109	10.863	10.923	16
2012	10.789	11.857	3	10.808	11.883	3	10.827	11.910	1*	10.884	11.991	50	10.923	12.046	7
2013	11.857	15.771	4	11.883	15.814	7	11.910	15.858	1*	11.991	15.990	71	12.046	16.078	17
2014	15.771	18.027	4	15.814	18.085	7	15.858	18.144	3	15.990	18.323	62	16.078	18.443	10
2015	18.027	16.827	2	18.085	16.891	7	18.144	16.954	2	18.323	17.147	30	18.443	17.276	5
2016	16.827	20.025	2	16.891	20.110	10	16.954	20.196	2	17.147	20.456	26	17.276	20.631	5
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.448	10.884	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.641	10.396	8	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	10.396	11.372	7	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.578	12.947	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.947	12.523	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.523	13.110	7	N/A	N/A	N/A
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.555	10.392	9	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.392	11.276	9	N/A	N/A	N/A
2013	11.926	12.382	33	11.942	12.403	14	11.959	12.425	24	11.276	12.488	393	12.043	12.531	83
2014	12.382	12.798	33	12.403	12.827	11	12.425	12.855	21	12.488	12.941	349	12.531	12.998	66
2015	12.798	12.194	32	12.827	12.227	10	12.855	12.260	17	12.941	12.360	286	12.998	12.427	59
2016	12.194	13.048	30	12.227	13.090	9	12.260	13.133	14	12.360	13.260	259	12.427	13.345	54
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.790	10.323	12	10.795	10.338	14
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.323	11.437	12	10.338	11.464	14
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.464	12.934	14
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.392	13.161	1*	12.934	13.219	14
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.161	12.656	1*	13.219	12.725	14
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.656	13.341	1*	12.725	13.427	13
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA S&P 500 Index(12)
2007	N/A	N/A	N/A	11.410	11.277	1*	N/A	N/A	N/A	11.453	11.335	17	11.475	11.364	1*
2008	10.103	6.927	11	11.277	6.939	1*	N/A	N/A	N/A	11.335	6.989	37	11.364	7.014	2
2009	6.927	8.553	9	6.939	8.573	6	5.818	8.592	3	6.989	8.651	59	7.014	8.691	43
2010	8.553	9.609	9	8.573	9.636	13	8.592	9.663	3	8.651	9.744	66	8.691	9.798	50
2011	9.609	9.584	6	9.636	9.615	12	9.663	9.647	3	9.744	9.742	62	9.798	9.807	10
2012	9.584	10.853	4	9.615	10.894	7	9.647	10.936	2	9.742	11.060	45	9.807	11.144	16
2013	10.853	14.029	28	10.894	14.089	19	10.936	14.150	312	11.060	14.333	464	11.144	14.456	145
2014	14.029	15.582	24	14.089	15.657	12	14.150	15.732	256	14.333	15.960	370	14.456	16.113	126
2015	15.582	15.437	20	15.657	15.519	11	15.732	15.601	47	15.960	15.850	306	16.113	16.018	88
2016	15.437	16.893	13	15.519	16.991	9	15.601	17.090	44	15.850	17.389	249	16.018	17.591	65
LVIP SSGA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.179	9.147	3	N/A	N/A	N/A
2008	8.726	5.905	2	6.371	5.910	1*	N/A	N/A	N/A	9.147	5.929	49	6.113	5.939	1*
2009	5.905	7.287	2	5.910	7.297	2	4.568	7.306	1*	5.929	7.335	18	5.939	7.354	14
2010	7.287	9.004	2	7.297	9.021	3	7.306	9.037	1*	7.335	9.086	21	7.354	9.119	14
2011	9.004	8.415	2	9.021	8.434	3	9.037	8.454	1*	9.086	8.512	24	9.119	8.552	3
2012	8.415	9.550	1*	8.434	9.577	3	8.454	9.603	1*	8.512	9.685	14	8.552	9.739	5
2013	9.550	12.896	11	9.577	12.939	6	9.603	12.982	9	9.685	13.111	89	9.739	13.198	17
2014	12.896	13.218	11	12.939	13.269	6	12.982	13.320	9	13.111	13.472	71	13.198	13.576	15
2015	13.218	12.333	10	13.269	12.387	6	13.320	12.440	9	13.472	12.602	64	13.576	12.711	11
2016	12.333	14.575	9	12.387	14.645	4	12.440	14.715	8	12.602	14.929	48	12.711	15.074	8
LVIP SSGA Small-Mid Cap 200
2008	10.610	7.214	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.092	7.224	26	6.890	7.227	1*
2009	7.214	10.714	2	4.981	10.722	2	5.293	10.730	1*	7.224	10.755	19	7.227	10.772	2
2010	10.714	13.403	1*	10.722	13.420	3	10.730	13.436	1*	10.755	13.488	32	10.772	13.522	3
2011	13.403	12.834	1*	13.420	12.857	2	13.436	12.879	1*	13.488	12.948	30	13.522	12.994	2
2012	12.834	14.306	1*	12.857	14.338	1*	12.879	14.369	1*	12.948	14.468	13	12.994	14.534	1*
2013	14.306	18.840	1*	14.338	18.892	2	14.369	18.943	1*	14.468	19.102	11	14.534	19.208	2
2014	18.840	19.242	1*	18.892	19.305	2	18.943	19.367	1*	19.102	19.559	7	19.208	19.687	2
2015	19.242	17.553	3	19.305	17.619	2	19.367	17.684	1*	19.559	17.886	7	19.687	18.021	2
2016	17.553	22.360	2	17.619	22.455	1*	17.684	22.549	1*	17.886	22.841	7	18.021	23.037	1*
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Growth Stock
2007	10.190	9.908	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.114	9.924	23	10.194	9.930	9
2008	9.908	5.642	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.924	5.665	16	9.930	5.674	1*
2009	5.642	7.906	1*	N/A	N/A	N/A	N/A	N/A	N/A	5.665	7.958	54	5.674	7.978	3
2010	7.906	9.037	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.958	9.119	29	7.978	9.152	1*
2011	9.037	8.703	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.119	8.804	10	9.152	8.845	1*
2012	8.703	10.083	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.804	10.225	48	8.845	10.283	9
2013	10.083	13.729	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.225	13.958	27	10.283	14.050	2
2014	13.729	14.615	1*	N/A	N/A	N/A	N/A	N/A	N/A	13.958	14.895	29	14.050	15.009	2
2015	14.615	15.846	3	N/A	N/A	N/A	N/A	N/A	N/A	14.895	16.191	68	15.009	16.331	5
2016	15.846	15.733	3	N/A	N/A	N/A	N/A	N/A	N/A	16.191	16.116	49	16.331	16.272	4
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	14.555	15.905	2	14.302	15.955	3	14.334	15.999	3	14.450	16.153	37	16.101	18.017	2
2008	15.905	8.934	1*	15.955	8.967	1*	15.999	8.996	3	16.153	9.096	33	18.017	10.156	1*
2009	8.934	12.835	1*	8.967	12.888	1*	8.996	12.936	3	9.096	13.100	29	10.156	14.641	1*
2010	12.835	16.175	1*	12.888	16.250	2	12.936	16.319	2	13.100	16.550	16	N/A	N/A	N/A
2011	16.175	15.264	1*	16.250	15.343	2	16.319	15.415	2	16.550	15.657	15	N/A	N/A	N/A
2012	15.264	17.427	1*	15.343	17.526	2	N/A	N/A	N/A	15.657	17.921	24	N/A	N/A	N/A
2013	17.427	23.060	1*	17.526	23.203	1*	19.898	23.335	1*	17.921	23.773	15	21.143	26.676	2
2014	23.060	25.260	1*	23.203	25.429	1*	N/A	N/A	N/A	23.773	26.107	16	26.676	29.324	1*
2015	25.260	25.319	1*	25.429	25.500	1*	N/A	N/A	N/A	26.107	26.232	16	29.324	29.495	1*
2016	25.319	26.733	1*	25.500	26.938	1*	N/A	N/A	N/A	26.232	27.767	15	29.495	31.251	1*
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.206	9.350	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.350	10.570	5	10.070	10.588	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.570	13.544	9	10.588	13.580	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.544	14.920	6	13.580	14.974	2
2015	15.092	14.433	1*	N/A	N/A	N/A	N/A	N/A	N/A	14.920	14.601	7	14.974	14.669	1*
2016	14.433	15.849	1*	N/A	N/A	N/A	N/A	N/A	N/A	14.601	16.073	8	14.669	16.164	1*
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.823	8.342	7	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.342	9.773	8	8.775	9.789	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.773	11.009	8	9.789	11.038	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.009	10.305	9	11.038	10.343	1*
2015	10.753	9.705	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.305	9.818	10	10.343	9.864	1*
2016	9.705	9.857	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.818	9.996	9	9.864	10.053	1*
LVIP VIP Mid Cap Managed Volatility(16)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.123	10.704	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.704	6.138	2	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.138	8.126	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.126	9.490	11	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.490	8.476	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.476	9.907	11	N/A	N/A	N/A
2013	11.308	13.010	2	N/A	N/A	N/A	N/A	N/A	N/A	9.907	13.227	1*	9.963	13.315	6
2014	13.010	14.188	2	N/A	N/A	N/A	N/A	N/A	N/A	13.227	14.462	7	N/A	N/A	N/A
2015	14.188	15.203	2	N/A	N/A	N/A	N/A	N/A	N/A	14.462	15.534	10	N/A	N/A	N/A
2016	15.203	14.902	2	N/A	N/A	N/A	N/A	N/A	N/A	15.534	15.265	1*	N/A	N/A	N/A
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wellington Mid-Cap Value
2007	9.591	8.625	4	10.274	8.627	1*	N/A	N/A	N/A	9.947	8.638	18	10.193	8.643	4
2008	8.625	5.008	4	8.627	5.012	4	N/A	N/A	N/A	8.638	5.028	17	8.643	5.036	1*
2009	N/A	N/A	N/A	5.012	6.994	1*	N/A	N/A	N/A	5.028	7.031	17	5.036	7.049	1*
2010	N/A	N/A	N/A	6.994	8.490	1*	N/A	N/A	N/A	7.031	8.551	15	7.049	8.582	1*
2011	N/A	N/A	N/A	8.490	7.542	1*	N/A	N/A	N/A	8.551	7.612	26	N/A	N/A	N/A
2012	N/A	N/A	N/A	7.542	9.171	4	N/A	N/A	N/A	7.612	9.275	67	8.887	9.327	7
2013	N/A	N/A	N/A	9.171	12.054	3	N/A	N/A	N/A	9.275	12.215	32	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.054	12.788	2	N/A	N/A	N/A	12.215	12.985	58	12.296	13.084	4
2015	N/A	N/A	N/A	12.788	12.339	2	N/A	N/A	N/A	12.985	12.554	25	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.339	13.668	2	N/A	N/A	N/A	12.554	13.934	21	N/A	N/A	N/A
MFS® VIT Growth
2007	12.553	14.895	2	12.586	14.941	21	5.542	6.582	10	5.596	6.656	69	14.984	17.843	16
2008	14.895	9.132	2	14.941	9.165	1*	6.582	4.039	12	6.656	4.091	57	17.843	10.977	16
2009	9.132	12.310	1*	9.165	12.361	1*	4.039	5.451	15	4.091	5.529	51	10.977	14.850	10
2010	12.310	13.900	1*	12.361	13.965	1*	5.451	6.161	17	5.529	6.259	39	14.850	16.827	7
2011	13.900	13.570	1*	13.965	13.639	1*	6.161	6.021	14	6.259	6.125	35	16.827	16.484	7
2012	N/A	N/A	N/A	13.639	15.683	1*	6.021	6.926	11	6.125	7.057	30	16.484	19.012	6
2013	N/A	N/A	N/A	15.683	21.025	1*	6.926	9.290	6	7.057	9.480	29	19.012	25.564	6
2014	N/A	N/A	N/A	21.025	22.444	1*	9.290	9.922	4	9.480	10.139	28	25.564	27.370	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.922	10.461	4	10.139	10.707	24	27.370	28.931	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.461	10.504	3	10.707	10.767	21	28.931	29.122	6
MFS® VIT Total Return(13)
2004	11.249	12.261	87	10.885	11.870	90	11.592	12.647	138	11.651	12.731	883	11.101	12.142	234
2005	12.261	12.349	89	11.870	11.961	96	12.647	12.751	130	12.731	12.854	969	12.142	12.272	204
2006	12.349	13.532	69	11.961	13.114	85	12.751	13.986	117	12.854	14.120	1,015	12.272	13.494	202
2007	13.532	13.806	56	13.114	13.387	82	13.986	14.284	112	14.120	14.443	800	13.494	13.816	185
2008	13.806	10.528	51	13.387	10.213	73	14.284	10.903	85	14.443	11.041	680	13.816	10.573	135
2009	10.528	12.167	41	10.213	11.809	58	10.903	12.613	75	11.041	12.792	555	10.573	12.261	127
2010	12.167	13.094	35	11.809	12.715	43	12.613	13.588	50	12.792	13.801	516	12.261	13.242	126
2011	13.094	13.058	33	12.715	12.686	41	13.588	13.564	36	13.801	13.797	444	13.242	13.252	116
2012	13.058	14.220	30	12.686	13.822	15	13.564	14.786	20	13.797	15.063	372	13.252	14.482	72
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS® VIT Total Return
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS® VIT Utilities
2007	18.594	23.283	36	17.718	22.198	125	13.945	17.479	27	14.081	17.676	466	22.625	28.430	55
2008	23.283	14.214	24	22.198	13.559	103	17.479	10.682	22	17.676	10.818	343	28.430	17.417	70
2009	14.214	18.540	21	13.559	17.694	61	10.682	13.947	20	10.818	14.146	246	17.417	22.798	64
2010	18.540	20.660	19	17.694	19.726	50	13.947	15.556	20	14.146	15.803	205	22.798	25.493	54
2011	20.660	21.600	19	19.726	20.635	20	15.556	16.281	18	15.803	16.563	188	25.493	26.747	45
2012	21.600	24.006	11	20.635	22.945	19	16.281	18.112	13	16.563	18.454	168	26.747	29.830	35
2013	24.006	28.330	13	22.945	27.091	16	18.112	21.396	10	18.454	21.833	146	29.830	35.326	21
2014	28.330	31.278	12	27.091	29.925	15	21.396	23.646	8	21.833	24.165	104	35.326	39.139	12
2015	31.278	26.173	8	29.925	25.053	13	23.646	19.807	8	24.165	20.271	71	39.139	32.866	6
2016	26.173	28.580	8	25.053	27.371	11	19.807	21.651	8	20.271	22.191	53	32.866	36.014	3
MFS® VIT II Core Equity(14)
2007	12.474	13.576	6	12.506	13.619	1*	12.547	13.670	1*	12.640	13.792	38	14.704	16.060	4
2008	13.576	8.087	1*	13.619	8.116	1*	13.670	8.151	1*	13.792	8.236	22	16.060	9.600	4
2009	8.087	10.497	1*	8.116	10.539	1*	8.151	10.591	1*	8.236	10.718	22	9.600	12.505	3
2010	10.497	12.043	1*	10.539	12.097	1*	10.591	12.162	1*	10.718	12.327	21	12.505	14.396	3
2011	12.043	11.671	1*	12.097	11.729	1*	12.162	11.799	1*	12.327	11.976	19	14.396	14.001	3
2012	N/A	N/A	N/A	11.729	13.357	1*	11.799	13.443	1*	11.976	13.665	10	14.001	15.992	1*
2013	N/A	N/A	N/A	13.357	17.609	1*	13.443	17.731	1*	13.665	18.052	8	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	17.731	19.335	1*	18.052	19.714	8	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.335	18.920	1*	19.714	19.319	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.920	20.650	1*	19.319	21.117	8	N/A	N/A	N/A
A-19

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid Cap Growth(1)
2004	10.463	11.946	21	10.473	11.963	39	10.485	11.983	249	10.522	12.043	214	12.151	13.922	139
2005	11.946	13.338	17	11.963	13.365	34	11.983	13.394	253	12.043	13.481	214	13.922	15.599	165
2006	13.338	15.018	19	13.365	15.055	30	13.394	15.095	249	13.481	15.216	213	15.599	17.625	167
2007	15.018	18.064	16	15.055	18.118	92	15.095	18.175	253	15.216	18.348	226	17.625	21.274	57
2008	18.064	10.042	14	18.118	10.077	81	18.175	10.114	229	18.348	10.225	174	21.274	11.868	53
2009	10.042	12.973	11	10.077	13.024	47	10.114	13.079	174	10.225	13.243	131	11.868	15.386	51
2010	12.973	16.441	13	13.024	16.514	40	13.079	16.592	196	13.243	16.825	118	15.386	19.567	48
2011	16.441	16.216	9	16.514	16.296	13	16.592	16.381	195	16.825	16.636	102	19.567	19.367	41
2012	16.216	17.895	7	16.296	17.993	6	16.381	18.095	171	16.636	18.405	94	19.367	21.447	29
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	18.809	19.074	5	18.856	19.131	15	18.909	19.194	24	19.056	19.373	185	18.659	18.988	72
2008	19.074	10.145	4	19.131	10.180	14	19.194	10.219	11	19.373	10.330	164	18.988	10.134	47
2009	10.145	14.595	5	10.180	14.654	13	10.219	14.717	10	10.330	14.899	135	10.134	14.632	37
2010	14.595	18.080	4	14.654	18.161	8	14.717	18.249	8	14.899	18.502	112	14.632	18.188	29
2011	18.080	16.595	3	18.161	16.678	7	18.249	16.767	7	18.502	17.025	92	18.188	16.753	25
2012	16.595	18.821	2	16.678	18.924	3	16.767	19.034	3	17.025	19.356	64	16.753	19.067	18
2013	18.821	25.321	2	18.924	25.473	2	19.034	25.635	2	19.356	26.107	49	19.067	25.742	15
2014	25.321	28.297	2	25.473	28.481	2	25.635	28.676	2	26.107	29.248	34	25.742	28.868	14
2015	28.297	25.462	2	28.481	25.641	1*	28.676	25.829	2	29.248	26.384	28	28.868	26.067	12
2016	25.462	29.037	2	25.641	29.255	1*	25.829	29.484	1*	26.384	30.163	25	26.067	29.831	8
PIMCO VIT CommodityRealReturn Strategy
2009	11.083	12.484	1*	11.296	12.487	2	11.961	12.491	1*	9.762	12.503	7	10.866	12.511	6
2010	12.484	15.227	1*	12.487	15.239	7	N/A	N/A	N/A	12.503	15.288	15	12.511	15.313	9
2011	15.227	13.820	1*	15.239	13.837	5	N/A	N/A	N/A	15.288	13.910	24	15.313	13.947	12
2012	13.820	14.262	1*	13.837	14.287	2	N/A	N/A	N/A	13.910	14.391	18	13.947	14.443	5
2013	14.262	11.940	2	N/A	N/A	N/A	N/A	N/A	N/A	14.391	12.079	15	14.443	12.135	3
2014	11.940	9.539	2	N/A	N/A	N/A	N/A	N/A	N/A	12.079	9.673	12	12.135	9.728	2
2015	9.539	6.961	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.673	7.077	5	9.728	7.124	1*
2016	6.961	7.849	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.077	8.000	5	7.124	8.061	1*
Putnam VT Global Health Care
2007	11.321	11.046	5	11.351	11.082	7	11.380	11.115	17	11.468	11.219	46	13.095	12.823	4
2008	11.046	8.992	4	11.082	9.026	5	11.115	9.058	14	11.219	9.155	32	12.823	10.475	4
2009	8.992	11.123	3	9.026	11.170	5	9.058	11.215	11	9.155	11.353	28	10.475	13.003	4
2010	11.123	11.188	2	11.170	11.241	4	11.215	11.292	9	11.353	11.448	28	13.003	13.125	1*
2011	11.188	10.854	1*	11.241	10.911	4	11.292	10.965	9	11.448	11.134	23	N/A	N/A	N/A
2012	10.854	13.028	1*	10.911	13.102	3	10.965	13.175	7	11.134	13.397	16	N/A	N/A	N/A
2013	13.028	18.118	1*	13.102	18.230	3	13.175	18.340	8	13.397	18.678	13	N/A	N/A	N/A
2014	18.118	22.703	1*	18.230	22.855	9	18.340	23.004	9	18.678	23.463	13	N/A	N/A	N/A
2015	22.703	24.022	1*	22.855	24.195	9	23.004	24.365	9	23.463	24.888	11	N/A	N/A	N/A
2016	24.022	20.905	1*	24.195	21.066	3	24.365	21.224	8	24.888	21.713	9	N/A	N/A	N/A
Putnam VT Growth & Income
2007	13.840	12.766	6	13.880	12.809	10	13.917	12.850	17	14.024	12.968	49	15.739	14.569	2
2008	12.766	7.682	2	12.809	7.712	6	12.850	7.740	14	12.968	7.823	42	14.569	8.798	2
2009	7.682	9.790	1*	7.712	9.833	2	7.740	9.874	12	7.823	9.995	27	8.798	11.251	2
2010	9.790	10.992	1*	9.833	11.046	2	9.874	11.097	11	9.995	11.250	23	11.251	12.677	2
2011	10.992	10.290	1*	11.046	10.345	2	11.097	10.399	9	11.250	10.558	16	12.677	11.908	2
2012	10.290	12.034	1*	N/A	N/A	N/A	10.399	12.174	7	10.558	12.378	12	11.908	13.976	2
2013	12.034	16.029	1*	N/A	N/A	N/A	12.174	16.231	6	12.378	16.528	11	13.976	18.680	1*
2014	16.029	17.423	1*	N/A	N/A	N/A	16.231	17.661	6	16.528	18.012	11	18.680	20.377	1*
2015	17.423	15.817	1*	N/A	N/A	N/A	17.661	16.048	5	18.012	16.391	10	20.377	18.563	1*
2016	15.817	17.858	1*	N/A	N/A	N/A	16.048	18.138	5	16.391	18.554	10	18.563	21.033	1*
A-20

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Templeton Global Bond VIP
2007	10.917	11.896	14	10.808	11.912	23	10.934	11.927	8	10.960	11.973	191	10.977	12.004	66
2008	11.896	12.403	15	11.912	12.425	79	11.927	12.447	23	11.973	12.514	216	12.004	12.559	146
2009	12.403	14.451	21	12.425	14.484	76	12.447	14.517	30	12.514	14.616	213	12.559	14.684	136
2010	14.451	16.236	26	14.484	16.281	75	14.517	16.326	30	14.616	16.463	252	14.684	16.555	122
2011	16.236	15.799	20	16.281	15.851	62	16.326	15.903	27	16.463	16.060	247	16.555	16.167	120
2012	15.799	17.846	19	15.851	17.914	64	15.903	17.982	18	16.060	18.187	205	16.167	18.325	113
2013	17.846	17.805	15	17.914	17.881	52	17.982	17.958	12	18.187	18.190	160	18.325	18.347	69
2014	17.805	17.799	12	17.881	17.884	46	17.958	17.970	6	18.190	18.229	88	18.347	18.405	38
2015	17.799	16.720	8	17.884	16.809	42	17.970	16.898	3	18.229	17.168	71	18.405	17.350	28
2016	16.720	16.896	6	16.809	16.994	26	16.898	17.092	1*	17.168	17.391	52	17.350	17.594	23
Templeton Growth VIP
2007	16.864	16.944	9	15.733	15.815	20	15.018	15.104	26	15.163	15.273	250	18.670	18.824	112
2008	16.944	9.593	8	15.815	8.959	12	15.104	8.560	11	15.273	8.669	201	18.824	10.695	54
2009	9.593	12.346	4	8.959	11.536	11	8.560	11.028	8	8.669	11.185	146	10.695	13.813	42
2010	12.346	13.016	3	11.536	12.168	10	11.028	11.638	6	11.185	11.821	137	13.813	14.613	23
2011	13.016	11.886	3	12.168	11.117	9	11.638	10.638	5	11.821	10.822	114	14.613	13.391	21
2012	11.886	14.127	3	11.117	13.219	9	10.638	12.656	4	10.822	12.894	94	13.391	15.971	8
2013	14.127	18.142	2	13.219	16.984	8	12.656	16.269	4	12.894	16.600	79	15.971	20.583	7
2014	18.142	17.308	2	16.984	16.212	8	16.269	15.537	3	16.600	15.877	58	20.583	19.705	7
2015	17.308	15.888	2	16.212	14.889	8	15.537	14.277	2	15.877	14.611	51	19.705	18.153	3
2016	15.888	17.097	2	14.889	16.031	8	14.277	15.379	2	14.611	15.763	46	18.153	19.603	3
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(16) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
A-21

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Appendix B — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

B-1

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SAI 2

Lincoln ChoicePlusSM II Bonus
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM II Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlusSM II Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $606,129,776, $561,689,144 and $433,441,077 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3, 4, 5, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the
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value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place
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on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Prospectus 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If your Purchase Payments, Bonus Credits and Persistency Credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees. Expenses for contracts offering a Bonus or Persistency Credit may be higher. Because of this, the amount of the Bonus or Persistency Credits may, over time, be offset by additional fees and charges. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments, Bonus Credits and Persistency Credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund*
American Funds Global Small Capitalization Fund*
American Funds Growth Fund*

1

American Funds Growth-Income Fund*
American Funds International Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series*
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund*
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Global Growth Fund*
LVIP American Global Small Capitalization Fund*
LVIP American Growth Fund*
LVIP American Growth-Income Fund*
LVIP American International Fund*
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund*
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund*
LVIP Managed Risk Profile 2020 Fund*
LVIP Managed Risk Profile 2030 Fund*
LVIP Managed Risk Profile 2040 Fund*
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
2

LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Equity Income Fund*
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount, minus Purchase Payments and corresponding Bonus Credits, received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Bonus Credit—The additional amount credited to the contract for each Purchase Payment.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Earnings—The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.

5

Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider that you may elect is i4LIFE® Advantage without the Guaranteed Income Benefit. You may elect i4LIFE® Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the fourteenth contract anniversary.
Purchase Payments—Amounts paid into the contract other than Bonus Credits and Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
•	Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rate ranges from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	8.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2,3]
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.90%
Administrative Charge	0.10%
Total Separate Account Expenses	2.00%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.10%
Total Separate Account Expenses	1.80%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.10%
Total Separate Account Expenses	1.55%
Account Value Death Benefit
Mortality and Expense Risk Charge	1.40%
Administrative Charge	0.10%
Total Separate Account Expenses	1.50%

7

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage:[4]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[5]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[6]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased prior to June 6, 2005 (or later depending on state approval), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[4]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information.
[5]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information.
[6]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.20%
Guarantee of Principal Death Benefit	1.95%
Account Value Death Benefit	1.90%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.45%	4.65%
Current Charge	3.15%	3.35%

Guarantee of Principal Death Benefit
8

Guaranteed Maximum Charge	4.20%	4.40%
Current Charge	2.90%	3.10%
Account Value Death Benefit
Guaranteed Maximum Charge	4.15%	4.35%
Current Charge	2.85%	3.05%

i4LIFE® Advantage Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.20%	4.20%
Current Charge	2.85%	3.05%

Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%
Account Value Death Benefit
Guaranteed Maximum Charge	3.90%	3.90%
Current Charge	2.55%	2.75%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%
Current Charge	2.70%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.40%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for more information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit (version 4) Charge for more information. i4LIFE® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information. i4LIFE® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

9

TABLE C
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%
Current Charge	2.85%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.60%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.55%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.49%	2.25%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.49%	1.61%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and i4LIFE® Advantage Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
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1 year	3 years	5 years	10 years
$1,534	$2,814	$3,894	$6,285
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$684	$2,014	$3,294	$6,285
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,410	$2,496	$3,452	$5,836
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$560	$1,696	$2,852	$5,836
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments, Bonus Credits and Persistency Credits to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you receive Bonus Credits and you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
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What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage®) for the same Contractowner, joint owner, and Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract. In addition, if you have purchased a Living Benefit Rider, you may be subject to certain restrictions in terms of your ability to make additional Purchase Payments. For some riders, you may be limited in the amount of Purchase Payments you make in any Benefit Year. For other riders, you may not be able to make any additional Purchase Payments as all. For more information about these limitations, see The Contracts – Purchase Payments. Also, see Appendix C for additional information on any restrictions that may apply to your Living Benefit Rider.
What is a Bonus Credit and a Persistency Credit? When Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. The Bonus Credit percentage will vary based on the owner's cumulative Purchase Payments, as defined in this prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts – Bonus Credits.
A Persistency Credit of 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states) of Contract Value less Purchase Payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts – Persistency Credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the fourteenth contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
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May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). You may elect i4LIFE® Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider you may elect is i4LIFE® Advantage without the Guaranteed Income Benefit. If you own a Living Benefit Rider, you will be subject to Investment Requirements. Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in The Contracts – Living Benefit Riders and in Appendix C. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The i4LIFE® Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER® Advantage, Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE® Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – i4LIFE® Advantage Guaranteed Income Benefit, and Appendix C – 4LATER® Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage option. The i4LIFE® Advantage Guaranteed Income Benefit is only available in contracts purchased prior to June 30, 2009.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.
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Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
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You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through
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their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.
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•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010.
•	International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income. This fund is not available in contracts issued on or after November 15, 2010.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
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Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after June 4, 2007.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not available in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
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•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 22, 2017, consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
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•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
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•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. This fund is not available in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is not available in contracts issued on or after June 4, 2007.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Equity Income Fund (Class IB): Capital growth and current income. This fund will be available on or about May 15, 2017 for contracts issued prior to May 24, 2004.
•	George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not available in contracts issued on or after May 24, 2004.
•	Growth & Income Fund (Class IB): Capital growth and current income.
This fund is not available in contracts issued on or after May 24, 2004.This fund will merge into the Putnam VT Equity Income Fund on or about May 15, 2017.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
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Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
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•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	1.90%	1.70%	1.45%	1.40%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	2.00%	1.80%	1.55%	1.50%
* For contracts purchased before June 6, 2005 (or later in those states that had not approved the contract changes), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7	8	9+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	8.50%	8.50%	8%	7%	6%	5%	4%	3%	2%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the ninth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments;
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•	Purchase Payments that have been invested in the contract for at least twelve months when used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE® Advantage option;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original Contractowner (however, the surrender charge schedule for the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, if such Purchase Payments were received by us more than twelve months prior to the admittance where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	A surrender of the contract as a result of the death of the Contractowner or Annuitant;
•	A surrender of the contract or a withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested for any contract issued to Selling Group Individuals. For Selling Group Individuals, a reduced schedule of surrender charges applies;
•	A surrender or annuitization of Bonus Credits and Persistency Credits;
•	Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE® Advantage option;
•	Regular Income Payments made under i4LIFE® Advantage, including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefit, or periodic payments made under any Annuity Payout option made available by us;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted; then
•	from Bonus Credits.
3.	On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
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Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender). There is no account fee on contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix C – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Appendix C – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Lincoln SmartSecurity® Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage. The current annual charge rate is:
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1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix C – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment and any Bonus Credits or Contract Value at the time of election) as increased for subsequent Purchase Payments and any Bonus Credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and the fixed side of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to Appendix C – Lincoln SmartSecurity® Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.
If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (This rider is no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed.
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The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rates during the Access Period are: 1.90% for the i4LIFE® Advantage Account Value Death Benefit; 1.95% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.20% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.15%	3.35%
Guarantee of Principal Death Benefit	2.90%	3.10%
Account Value Death Benefit	2.85%	3.05%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (version 4) is subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value(0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.85%	3.05%
	(2.70% for version 1, 2 and 3)	(2.70% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.60%	2.80%
	(2.45% for version 1, 2 and 3)	(2.45% for version 1, 2 and 3)
Account Value Death Benefit	2.55%	2.75%
	(2.40% for version 1, 2 and 3)	(2.40% for version 1, 2 and 3)
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These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option) of the Account Value for Select Guaranteed Income Benefit or 2.00% Guaranteed Income Benefit (version 4) or 1.50% (version 2 and version 3). If we automatically administer the step-up for Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4) or step-up period election (version 2 and version 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Select Guaranteed Income Benefit is only available for purchase if your contract was issued prior to June 30, 2009.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% for the i4LIFE® Advantage Account Value Death Benefit; 2.60% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.85% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.40% for the i4LIFE® Advantage Account Value Death Benefit; 2.45% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the
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guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract or an additional Bonus Credit may be paid. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	sales to Selling Group Individuals,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we
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receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.
We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit and have lower fees and charges may provide large cash surrender values than this contract, depending on the level of Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk to your financial advisor and determine which annuity contract is most appropriate for you.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase
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Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Bonus Credits
In some states, the term Bonus Credit may be referred to as value enhancement or a similar term in the contract. For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The Bonus Credit percentage is based on the owner’s investment at the time each Purchase Payment is made according to the following scale:
Owner's Investment	Bonus Credit %
Less than $100,000	3.00%
$100,000–$999,999	4.00%
$1,000,000 or greater	5.00%
On or after May 1, 2008, owner's investment is defined as the sum of:
1. the current Contract Values (including the Contract Values of the contract into which the Purchase Payment is being added) as of the most recent Valuation Date prior to the date the Purchase Payment is submitted to us for any of the individual Lincoln Life nonqualified annuity contracts owned by you, your spouse, and any of your children under the age of 21 (see Appendix D), as well as any other individual Lincoln Life variable annuity contracts that may be available by us in the future for this purpose; plus
2. the amount of the current Purchase Payment made into the contract.
If you, your spouse, or any of your children under the age of 21 are named the Annuitant under any contract under (1) above, and the owner is a non-natural owner (for example: a corporation or a trust), then you may include these account values in the calculation of the owner's investment for nonqualified contracts.
Prior to May 1, 2008, the owner's investment at the time of a Purchase Payment is equal to the sum of (1) all prior Purchase Payments made to your contract; plus (2) the current Purchase Payment made to your contract; minus (3) all prior withdrawals of Purchase Payments from your contract.
At the time you make a Purchase Payment you are responsible for providing us with the current Contract Values of the individual Lincoln Life nonqualified variable annuities that you, your spouse or your children under the age of 21 own in order to be included in the calculation of the Owner's Investment. You or your registered representative may ascertain the current Contract Values for those contracts by contacting us through the telephone, internet or other electronic means. You or your registered representative may then indicate the amount of Contract Values that may be used in calculating the amount of the owner's investment when submitting the Purchase Payment to us. If upon review of the current Contract Values provided to us we determine that the amounts are inaccurate we will contact you and request that you provide us written documentation to substantiate the amount of the Contract Values provided by you or your registered representative. See the listing at the end of this prospectus of all eligible variable annuity contracts that may be included in the owner's investment. We reserve the right to add or remove annuity contracts as being eligible to be included in the owner's investment as our business needs may dictate. If we make a change to the eligible annuity contracts listing we will notify you no more than annually by updating the prospectus.
Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with Contract Values for only nonqualified contracts.
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During the first contract year if you make any Purchase Payment(s) after the initial Purchase Payment (“subsequent Purchase Payment”), we may add a Bonus Credit (“additional Bonus Credit”) to the contract that is in addition to any Bonus Credit that was previously added to the contract and the Bonus credit that is added due to the subsequent Purchase Payment. The additional Bonus Credit will be added to the contract if the subsequent Purchase Payment increases the owner's investment to a dollar level that qualifies for a higher Bonus Credit percentage than the Bonus Credit percentage that any prior Purchase Payments qualified for. The additional Bonus Credit will be added to your contract at the time the subsequent Purchase Payment is made. The Bonus Credit percentage for the additional Bonus Credit will be the difference between the higher Bonus Credit percentage that the subsequent Purchase Payment qualifies for and the Bonus Credit percentage that the prior Purchase Payments qualified for. We will then multiply the sum of all prior first year Purchase Payments by this Bonus Credit percentage to determine the amount of the additional Bonus Credit. You may receive more than one additional Bonus Credit during the first Contract Year as we will add an additional Bonus Credit anytime a subsequent Purchase Payment increases the amount of the total Purchase Payments to an amount that qualifies for a higher Bonus Credit percentage.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the fourteenth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least 14 years, by 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states). This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. Corresponding Bonus Credits will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
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Valuation of Accumulation Units
Purchase Payments and Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
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Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an
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individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
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Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
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Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
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In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements and Appendix C — Discontinued Living Benefit Riders. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
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If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after June 6, 2005 (or later in some states), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C – Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C – Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any
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Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C – Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments and Bonus Credits made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
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(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the enhancement rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB at the charge that was in effect at the time you purchased your contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
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Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchased a Living Benefit Rider (Lincoln Lifetime IncomeSM Advantage, 4LATER® Advantage, Lincoln SmartSecuritySM Advantage, or Guaranteed Income Benefit under i4LIFE® Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain Subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit Rider at contract issue, or if you add a Living Benefit Rider to an existing contract. The Living Benefit Rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE® without Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model,
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you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchased. If you have not elected a Living Benefit Rider, the Investment Requirements will not apply to your contract.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Lifetime IncomeSM Advantage	Between February 19, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	Between October 6, 2008 and January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

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All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
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1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund

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•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
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Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Building Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

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Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for elections of i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after October 5, 2015 and prior to October 3, 2016. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series Delaware VIP® Limited-Term Diversified Income Series JPMorgan Insurance Trust Core Bond Portfolio	AB VPS Small/Mid Cap Value Portfolio ALPS/Stadion Core ETF Portfolio American Century VP Balanced Fund American Century VP Large Company Value Fund	AB VPS Global Thematic Growth Portfolio American Funds Global Small Capitalization Fund Delaware VIP® Emerging Markets Series Delaware VIP® REIT Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth	Delaware VIP® Smid Cap Core Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The fixed account is only available for dollar cost averaging.
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As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

Option 3 – Investment Requirements for all other Living Benefit Riders. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value amount one of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available with these riders. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund

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•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
For contracts purchased on or after June 30, 2009, the following optional Living Benefit Riders described in this prospectus are no longer available for election:
•	Lincoln Lifetime IncomeSM Advantage
•	Lincoln Lifetime IncomeSM Advantage Plus
•	Lincoln SmartSecurity® Advantage
•	4LATER® Advantage
•	i4LIFE® Advantage with Guaranteed Income Benefit
For contracts purchased prior to June 30, 2009, Contractowners will have the option to elect i4LIFE® Advantage in the future with the version of the Guaranteed Income Benefit available at the time of the election, if any. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
i4LIFE® Advantage without the Guaranteed Income Benefit will continue to be available.
Appendix C to this prospectus provides a detailed description of the following Living Benefit Riders: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage.
Before electing to terminate an existing Living Benefit Rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit and, for contracts purchased before June 30, 2009, with the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE® Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with Contract Values of at least $50,000 and before an annuity payment option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (nonqualified contracts).You should also consider whether the features of i4LIFE® Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might
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consider purchasing i4LIFE® Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a Death Benefit during the Access Period. i4LIFE® Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and Contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to The Contracts - i4LIFE® Advantage with Guaranteed Income Benefit section of this prospectus for more details. Before deciding to terminate an existing rider you should consult with your registered representative.
The benefits of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with those percentages. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The percentages from previous effective periods are included in an Appendix to this prospectus.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. If your contract was purchased prior to June 30, 2009, you may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for
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required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected the EEB Death Benefit, you must elect a new Death Benefit. Once i4LIFE® Advantage begins, any prior Death Benefit election will terminate and the i4LIFE® Advantage Death Benefit will be in effect. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment and Bonus Credit if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also
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choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided
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by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is in effect during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by
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the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
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If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
For contracts purchased on or after June 30, 2009, no versions of i4LIFE® Advantage with Guaranteed Income Benefit are available for election. For contracts purchased prior to June 30, 2009, Contractowners will have the option to elect i4LIFE® Advantage Select Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section of Appendix C for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that the i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
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The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
There are five versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2, 3, and 4) may only be elected if you own a Living Benefit Rider that guarantees you the right to elect that version. Select Guaranteed Income Benefit is available for election on or after October 3, 2016 only for contracts purchased prior to June 30, 2009, and available to Contractowners with Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit. A Contractowner with Lincoln Lifetime IncomeSM Advantage who decides to transition to i4LIFE® Advantage Guaranteed Income Benefit will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Guaranteed Amount), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentage will not change as a result.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). Guaranteed Income Benefit (version 4) was available for purchase prior to October 5, 2016. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage
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Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 3.5% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2016 Initial Guaranteed Income Benefit (3.5% x $100,000 Account Value)	$3,500
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date
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anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln SmartSecurity® Advantage. Contractowners who purchased the Lincoln SmartSecurity® Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit.
The Guaranteed Income Benefit percentage applicable to Contractowners who transition from Lincoln SmartSecurity® Advantage to Select Guaranteed Income Benefit is set forth in a supplement to this prospectus, called a Rate Sheet. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Select Guaranteed Income Benefit election to determine the percentage applicable to their contracts. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See Appendix C - Lincoln Lifetime IncomeSM – i4LIFE® Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit in an Appendix to this prospectus.
The following is an example of how the Guaranteed Amount from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage with Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage with Guaranteed Income Benefit is elected	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
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Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Select Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you have elected i4LIFE® Advantage Guarantee of Principal Death Benefit and the i4LIFE® Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in Appendix C - 4LATER® Guaranteed Income Benefit.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
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i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, the Maximum Annual Withdrawal Amount Annuity Payout Option or the Guaranteed Amount Annuity Payment Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
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Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
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Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments, Bonus Credits and Persistency Credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
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Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

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where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home
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Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and
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services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
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Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Bonus Credits,, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
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Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
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Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for
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tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
73

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
74

Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
75

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (Bonus).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
76

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77

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AB VPS Global Thematic Growth
2007	10.424	12.276	78	4.384	5.173	137	14.667	17.323	57
2008	12.276	6.334	73	5.173	2.674	89	17.323	8.965	32
2009	6.334	9.526	23	2.674	4.030	83	8.965	13.524	37
2010	9.526	11.095	23	4.030	4.704	77	13.524	15.799	24
2011	11.095	8.346	21	4.704	3.545	76	15.799	11.920	19
2012	8.346	9.283	19	3.545	3.951	51	11.920	13.297	19
2013	9.283	11.207	19	3.951	4.780	43	13.297	16.103	12
2014	11.207	11.537	19	4.780	4.930	12	16.103	16.625	10
2015	11.537	11.631	44	4.930	4.980	7	16.625	16.811	7
2016	11.631	11.323	44	4.980	4.858	9	16.811	16.416	6
AB VPS Growth and Income(1)
2004	10.253	11.200	57	10.256	11.226	480	12.018	13.167	614
2005	11.200	11.506	55	11.226	11.556	616	13.167	13.568	796
2006	11.506	13.220	52	11.556	13.304	530	13.568	15.636	757
2007	13.220	13.615	46	13.304	13.729	479	15.636	16.152	620
2008	13.615	7.930	30	13.729	8.013	423	16.152	9.436	527
2009	7.930	9.374	17	8.013	9.490	316	9.436	11.187	471
2010	9.374	10.385	13	9.490	10.535	265	11.187	12.431	397
2011	10.385	10.819	13	10.535	10.997	232	12.431	12.990	315
2012	10.819	12.458	13	10.997	12.689	179	12.990	15.003	255
2013	12.458	14.553	12	12.689	14.833	162	15.003	17.545	230
AB VPS International Value(2)
2006	N/A	N/A	N/A	9.595	11.846	31	9.314	11.854	53
2007	12.196	12.269	3	11.846	12.309	85	11.854	12.327	198
2008	12.269	5.629	1*	12.309	5.659	84	12.327	5.673	104
2009	5.629	7.429	1*	5.659	7.482	44	5.673	7.508	73
2010	7.429	7.610	1*	7.482	7.680	43	7.508	7.715	46
2011	7.610	6.021	1*	7.680	6.089	42	7.715	6.122	42
2012	N/A	N/A	N/A	6.089	6.843	32	6.122	6.887	30
2013	N/A	N/A	N/A	6.843	7.532	29	6.887	7.583	29
AB VPS Large Cap Growth
2007	11.516	12.851	1*	6.080	6.798	20	13.589	15.210	30
2008	12.851	7.596	1*	6.798	4.026	19	15.210	9.017	21
2009	7.596	10.228	1*	4.026	5.432	22	9.017	12.179	15
2010	10.228	11.033	1*	5.432	5.872	22	12.179	13.177	12
2011	11.033	10.482	1*	5.872	5.590	21	13.177	12.556	11
2012	10.482	11.955	1*	5.590	6.389	20	12.556	14.381	10
2013	11.955	16.085	1*	6.389	8.615	21	14.381	19.408	7
2014	16.085	17.985	1*	8.615	9.651	17	19.408	21.765	6
2015	17.985	19.582	1*	9.651	10.529	16	21.765	23.769	4
2016	19.582	19.685	1*	10.529	10.606	16	23.769	23.966	3
AB VPS Small/Mid Cap Value
2007	20.750	20.692	35	20.971	20.954	88	18.202	18.205	111
2008	20.692	13.058	33	20.954	13.250	65	18.205	11.523	130
2009	13.058	18.295	14	13.250	18.602	67	11.523	16.193	124
2010	18.295	22.747	13	18.602	23.174	56	16.193	20.194	113
2011	22.747	20.415	13	23.174	20.840	59	20.194	18.178	110
2012	20.415	23.754	12	20.840	24.297	41	18.178	21.215	70
2013	23.754	32.111	11	24.297	32.910	34	21.215	28.765	68
2014	32.111	34.359	11	32.910	35.285	18	28.765	30.871	53
2015	34.359	31.824	20	35.285	32.748	14	30.871	28.680	38
2016	31.824	39.006	20	32.748	40.218	12	28.680	35.258	31

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Century VP Balanced
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Century VP Inflation Protection(3)
2004	9.948	10.395	21	10.000	10.407	341	10.012	10.414	248
2005	10.395	10.368	30	10.407	10.402	572	10.414	10.419	701
2006	10.368	10.344	22	10.402	10.398	549	10.419	10.425	681
2007	10.344	11.125	20	10.398	11.206	480	10.425	11.246	520
2008	11.125	10.752	22	11.206	10.851	468	11.246	10.901	527
2009	10.752	11.641	16	10.851	11.772	439	10.901	11.839	519
2010	11.641	12.016	12	11.772	12.176	397	11.839	12.257	499
2011	12.016	13.188	13	12.176	13.390	340	12.257	13.493	452
2012	13.188	13.910	12	13.390	14.151	306	13.493	14.274	428
2013	13.910	13.601	12	14.151	13.847	230	14.274	13.972	411
American Funds Global Growth
2007	14.916	16.826	5	14.994	16.947	82	15.033	17.008	113
2008	16.826	10.181	5	16.947	10.275	85	17.008	10.323	149
2009	10.181	14.230	4	10.275	14.390	75	10.323	14.471	146
2010	14.230	15.618	4	14.390	15.825	63	14.471	15.930	128
2011	15.618	13.976	1*	15.825	14.190	56	15.930	14.298	94
2012	13.976	16.824	1*	14.190	17.116	45	14.298	17.264	86
2013	16.824	21.345	1*	17.116	21.759	47	17.264	21.969	87
2014	21.345	21.450	1*	21.759	21.909	34	21.969	22.143	60
2015	21.450	22.528	1*	21.909	23.057	32	22.143	23.326	55
2016	22.528	22.264	1*	23.057	22.832	30	23.326	23.122	49
American Funds Global Small Capitalization
2007	23.755	28.330	47	15.341	18.333	341	25.408	30.394	225
2008	28.330	12.932	45	18.333	8.385	262	30.394	13.916	204
2009	12.932	20.487	22	8.385	13.311	238	13.916	22.112	157
2010	20.487	24.632	22	13.311	16.036	216	22.112	26.665	113
2011	24.632	19.561	21	16.036	12.760	202	26.665	21.239	87
2012	19.561	22.704	19	12.760	14.840	162	21.239	24.726	63
2013	22.704	28.605	18	14.840	18.734	119	24.726	31.247	53
2014	28.605	28.692	17	18.734	18.828	66	31.247	31.435	45
2015	28.692	28.254	27	18.828	18.579	51	31.435	31.049	38
2016	28.254	28.333	26	18.579	18.667	48	31.049	31.229	31
American Funds Growth
2007	14.715	16.237	191	9.839	10.878	2,263	16.971	18.782	2,053
2008	16.237	8.935	132	10.878	5.998	1,990	18.782	10.367	1,788
2009	8.935	12.234	72	5.998	8.229	1,723	10.367	14.237	1,459
2010	12.234	14.260	61	8.229	9.612	1,423	14.237	16.646	1,156
2011	14.260	13.407	56	9.612	9.055	1,260	16.646	15.696	967
2012	13.407	15.524	41	9.055	10.505	1,042	15.696	18.229	797
2013	15.524	19.837	37	10.505	13.451	772	18.229	23.364	642
2014	19.837	21.140	32	13.451	14.363	595	23.364	24.974	517
2015	21.140	22.187	45	14.363	15.105	432	24.974	26.289	424
2016	22.187	23.859	43	15.105	16.276	382	26.289	28.355	354
American Funds Growth-Income
2007	14.002	14.446	293	14.140	14.617	1,445	15.819	16.370	2,321
2008	14.446	8.818	219	14.617	8.940	1,270	16.370	10.022	1,924
2009	8.818	11.366	151	8.940	11.547	1,022	10.022	12.958	1,603
2010	11.366	12.439	136	11.547	12.663	878	12.958	14.223	1,363
2011	12.439	11.993	93	12.663	12.233	790	14.223	13.755	1,201
2012	11.993	13.839	44	12.233	14.144	657	13.755	15.919	960
2013	13.839	18.145	39	14.144	18.583	508	15.919	20.936	803
2014	18.145	19.717	36	18.583	20.233	399	20.936	22.818	685
2015	19.717	19.647	44	20.233	20.201	320	22.818	22.805	599
2016	19.647	21.520	43	20.201	22.171	296	22.805	25.054	525

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Funds International
2007	18.498	21.806	38	11.338	13.392	831	21.772	25.742	845
2008	21.806	12.395	27	13.392	7.628	710	25.742	14.676	731
2009	12.395	17.418	22	7.628	10.740	634	14.676	20.685	531
2010	17.418	18.344	19	10.740	11.334	571	20.685	21.852	423
2011	18.344	15.501	18	11.334	9.596	520	21.852	18.520	369
2012	15.501	17.951	14	9.596	11.135	434	18.520	21.511	309
2013	17.951	21.445	12	11.135	13.329	308	21.511	25.776	239
2014	21.445	20.503	8	13.329	12.770	245	25.776	24.718	195
2015	20.503	19.226	7	12.770	11.998	207	24.718	23.248	166
2016	19.226	19.550	7	11.998	12.225	177	23.248	23.711	145
BlackRock Global Allocation V.I.
2009	11.293	11.558	1*	10.086	11.573	64	10.118	11.580	83
2010	11.558	12.460	1*	11.573	12.501	106	11.580	12.521	111
2011	12.460	11.792	1*	12.501	11.854	130	12.521	11.886	131
2012	11.792	12.736	1*	11.854	12.829	144	11.886	12.876	131
2013	N/A	N/A	N/A	12.829	14.446	143	12.876	14.512	117
2014	N/A	N/A	N/A	14.446	14.491	124	14.512	14.573	75
2015	N/A	N/A	N/A	14.491	14.118	109	14.573	14.212	57
2016	N/A	N/A	N/A	14.118	14.423	94	14.212	14.533	39
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	11.204	11.820	1*	11.263	11.906	519	11.292	11.949	749
2008	11.820	11.041	1*	11.906	11.143	505	11.949	11.194	821
2009	11.041	13.735	6	11.143	13.889	628	11.194	13.967	877
2010	13.735	14.551	5	13.889	14.744	497	13.967	14.842	803
2011	14.551	15.171	6	14.744	15.403	424	14.842	15.521	648
2012	15.171	15.925	2	15.403	16.201	386	15.521	16.341	611
2013	15.925	15.418	1*	16.201	15.717	257	16.341	15.869	405
2014	15.418	15.898	1*	15.717	16.238	213	15.869	16.411	295
2015	15.898	15.405	1*	16.238	15.766	137	16.411	15.950	252
2016	15.405	15.627	1*	15.766	16.026	120	15.950	16.229	223
Delaware VIP Emerging Markets
2007	36.526	49.690	5	30.253	41.238	120	21.237	28.977	188
2008	49.690	23.579	3	41.238	19.608	101	28.977	13.792	165
2009	23.579	41.147	3	19.608	34.285	98	13.792	24.140	114
2010	41.147	47.773	2	34.285	39.886	86	24.140	28.111	118
2011	47.773	37.535	2	39.886	31.401	76	28.111	22.154	78
2012	37.535	42.096	1*	31.401	35.287	67	22.154	24.920	57
2013	42.096	45.421	1*	35.287	38.150	52	24.920	26.969	56
2014	45.421	40.924	1*	38.150	34.442	34	26.969	24.372	47
2015	40.924	34.255	1*	34.442	28.887	22	24.372	20.461	43
2016	34.255	38.246	1*	28.887	32.318	23	20.461	22.914	40
Delaware VIP High Yield
2007	15.708	15.821	21	13.453	13.576	316	14.001	14.144	623
2008	15.821	11.743	14	13.576	10.097	317	14.144	10.530	695
2009	11.743	17.145	13	10.097	14.771	334	10.530	15.419	645
2010	17.145	19.350	11	14.771	16.705	247	15.419	17.455	597
2011	19.350	19.448	10	16.705	16.823	142	17.455	17.596	308
2012	19.448	22.416	7	16.823	19.429	122	17.596	20.342	252
2013	22.416	23.993	5	19.429	20.837	100	20.342	21.838	200
2014	23.993	23.438	5	20.837	20.396	86	21.838	21.398	147
2015	23.438	21.437	4	20.396	18.692	70	21.398	19.630	118
2016	21.437	23.774	4	18.692	20.771	60	19.630	21.835	101

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP Limited-Term Diversified Income
2007	N/A	N/A	N/A	10.240	10.504	33	10.206	10.479	32
2008	10.366	10.147	4	10.504	10.270	71	10.479	10.256	57
2009	10.147	11.220	49	10.270	11.379	137	10.256	11.375	191
2010	11.220	11.494	53	11.379	11.680	94	11.375	11.687	200
2011	11.494	11.577	64	11.680	11.788	65	11.687	11.808	223
2012	11.577	11.658	97	11.788	11.894	95	11.808	11.925	199
2013	11.658	11.298	86	11.894	11.550	105	11.925	11.592	64
2014	11.298	11.256	43	11.550	11.530	55	11.592	11.584	32
2015	11.256	11.125	40	11.530	11.419	56	11.584	11.484	27
2016	11.125	11.116	40	11.419	11.432	50	11.484	11.509	25
Delaware VIP REIT
2007	24.544	20.688	30	27.270	23.032	233	21.613	18.273	422
2008	20.688	13.149	24	23.032	14.668	180	18.273	11.649	345
2009	13.149	15.915	21	14.668	17.790	149	11.649	14.142	279
2010	15.915	19.791	19	17.790	22.166	137	14.142	17.639	251
2011	19.791	21.502	19	22.166	24.131	121	17.639	19.221	216
2012	21.502	24.626	14	24.131	27.692	99	19.221	22.080	193
2013	24.626	24.652	12	27.692	27.776	78	22.080	22.169	159
2014	24.652	31.263	11	27.776	35.296	54	22.169	28.199	129
2015	31.263	31.787	11	35.296	35.959	40	28.199	28.758	120
2016	31.787	32.973	10	35.959	37.376	35	28.758	29.921	108
Delaware VIP Small Cap Value
2007	20.537	18.791	50	24.445	22.412	223	19.292	17.705	439
2008	18.791	12.906	50	22.412	15.424	195	17.705	12.197	313
2009	12.906	16.677	32	15.424	19.970	140	12.197	15.808	258
2010	16.677	21.607	31	19.970	25.926	117	15.808	20.542	200
2011	21.607	20.884	30	25.926	25.109	104	20.542	19.915	155
2012	20.884	23.308	25	25.109	28.079	85	19.915	22.293	125
2013	23.308	30.486	23	28.079	36.800	69	22.293	29.246	97
2014	30.486	31.624	22	36.800	38.251	42	29.246	30.429	79
2015	31.624	29.053	31	38.251	35.211	27	30.429	28.039	71
2016	29.053	37.405	30	35.211	45.424	22	28.039	36.208	63
Delaware VIP Smid Cap Growth(4)
2007	14.214	15.420	72	8.180	8.892	316	15.276	16.623	347
2008	15.420	8.048	65	8.892	4.650	238	16.623	8.701	271
2009	8.048	12.202	26	4.650	7.065	229	8.701	13.233	218
2010	14.487	16.382	24	8.401	9.503	246	15.747	17.819	162
2011	16.382	17.360	24	9.503	10.091	210	17.819	18.940	133
2012	17.360	18.877	22	10.091	10.995	189	18.940	20.657	124
2013	18.877	26.138	19	10.995	15.254	118	20.657	28.687	91
2014	26.138	26.409	18	15.254	15.443	89	28.687	29.072	65
2015	26.409	27.833	28	15.443	16.309	84	29.072	30.732	56
2016	27.833	29.528	28	16.309	17.336	74	30.732	32.701	43
Delaware VIP U.S. Growth
2007	11.163	12.321	16	11.284	12.479	170	13.190	14.601	255
2008	12.321	6.915	10	12.479	7.017	136	14.601	8.219	198
2009	6.915	9.708	8	7.017	9.872	139	8.219	11.574	173
2010	9.708	10.826	4	9.872	11.031	116	11.574	12.946	140
2011	10.826	11.430	3	11.031	11.670	98	12.946	13.710	100
2012	11.430	13.018	3	11.670	13.317	68	13.710	15.660	78
2013	13.018	17.189	3	13.317	17.620	52	15.660	20.741	55
2014	17.189	18.991	1*	17.620	19.506	42	20.741	22.983	44
2015	18.991	19.599	1*	19.506	20.171	28	22.983	23.791	38
2016	19.599	18.192	1*	20.171	18.760	25	23.791	22.149	32

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP Value
2007	14.713	14.018	7	15.675	14.964	260	17.286	16.519	250
2008	14.018	9.146	5	14.964	9.783	218	16.519	10.810	182
2009	9.146	10.568	5	9.783	11.327	256	10.810	12.529	135
2010	10.568	11.971	4	11.327	12.855	169	12.529	14.234	124
2011	11.971	12.846	4	12.855	13.823	154	14.234	15.320	102
2012	12.846	14.438	4	13.823	15.567	129	15.320	17.271	97
2013	14.438	18.913	4	15.567	20.433	119	17.271	22.692	108
2014	18.913	21.121	4	20.433	22.864	96	22.692	25.417	67
2015	21.121	20.611	3	22.864	22.357	60	25.417	24.878	52
2016	20.611	23.142	3	22.357	25.153	60	24.878	28.017	46
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.895	11.493	4
2010	N/A	N/A	N/A	11.491	12.683	3	11.493	12.698	20
2011	N/A	N/A	N/A	12.683	12.093	4	12.698	12.119	22
2012	N/A	N/A	N/A	12.093	13.015	3	12.119	13.056	17
2013	N/A	N/A	N/A	13.015	12.905	2	13.056	12.958	50
2014	N/A	N/A	N/A	12.905	13.111	6	12.958	13.178	9
2015	N/A	N/A	N/A	13.111	12.059	6	13.178	12.133	9
2016	N/A	N/A	N/A	12.059	12.460	6	12.133	12.549	7
Deutsche Equity 500 Index VIP(1)
2004	12.018	13.021	19	12.033	13.064	114	12.040	13.085	241
2005	13.021	13.354	8	13.064	13.424	141	13.085	13.459	281
2006	13.354	15.115	9	13.424	15.225	128	13.459	15.280	210
2007	15.115	15.593	9	15.225	15.737	123	15.280	15.810	178
2008	15.593	9.596	9	15.737	9.704	105	15.810	9.759	143
2009	9.596	11.878	10	9.704	12.036	97	9.759	12.116	114
2010	11.878	13.360	10	12.036	13.565	89	12.116	13.669	109
2011	13.360	13.318	10	13.565	13.550	78	13.669	13.667	95
2012	13.318	15.097	8	13.550	15.391	77	13.667	15.539	93
2013	15.097	17.637	8	15.391	17.993	50	15.539	18.174	87
Deutsche Small Cap Index VIP(5)
2004	13.514	15.593	33	13.531	15.643	53	13.539	15.669	173
2005	15.593	15.926	56	15.643	16.010	53	15.669	16.052	153
2006	15.926	18.331	55	16.010	18.464	37	16.052	18.531	138
2007	18.331	17.615	55	18.464	17.779	38	18.531	17.861	123
2008	17.615	11.362	52	17.779	11.490	35	17.861	11.555	102
2009	11.362	14.090	22	11.490	14.278	17	11.555	14.373	61
2010	14.090	17.452	22	14.278	17.721	12	14.373	17.856	53
2011	17.452	16.356	22	17.721	16.641	10	17.856	16.785	28
2012	16.356	18.615	21	16.641	18.977	10	16.785	19.161	23
2013	18.615	21.769	21	18.977	22.209	12	19.161	22.432	22
Fidelity VIP Contrafund
2007	17.337	19.974	28	17.519	20.224	457	17.547	20.277	677
2008	19.974	11.242	19	20.224	11.406	432	20.277	11.447	591
2009	11.242	14.958	19	11.406	15.206	393	11.447	15.276	554
2010	14.958	17.178	17	15.206	17.498	356	15.276	17.596	448
2011	17.178	16.402	18	17.498	16.741	320	17.596	16.851	346
2012	16.402	18.710	8	16.741	19.134	281	16.851	19.280	279
2013	18.710	24.064	5	19.134	24.659	199	19.280	24.872	233
2014	24.064	26.389	5	24.659	27.096	158	24.872	27.357	177
2015	26.389	26.026	5	27.096	26.777	109	27.357	27.062	157
2016	26.026	27.538	5	26.777	28.389	95	27.062	28.720	137

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity VIP Equity-Income(1)
2004	10.689	11.678	17	10.570	11.571	167	12.403	13.591	333
2005	11.678	12.108	31	11.571	12.022	300	13.591	14.135	476
2006	12.108	14.263	30	12.022	14.188	312	14.135	16.699	404
2007	14.263	14.186	29	14.188	14.141	288	16.699	16.660	382
2008	14.186	7.968	18	14.141	7.958	245	16.660	9.385	281
2009	7.968	10.164	1*	7.958	10.172	163	9.385	12.009	245
2010	10.164	11.472	1*	10.172	11.504	148	12.009	13.595	205
2011	11.472	11.341	1*	11.504	11.396	122	13.595	13.480	183
2012	11.341	13.039	1*	11.396	13.128	102	13.480	15.544	162
2013	13.039	15.231	1*	13.128	15.347	95	15.544	18.178	143
Fidelity VIP Growth
2007	10.464	13.017	16	6.683	8.330	321	13.626	17.002	174
2008	13.017	6.736	13	8.330	4.320	293	17.002	8.825	142
2009	6.736	8.467	2	4.320	5.440	176	8.825	11.125	118
2010	8.467	10.300	2	5.440	6.631	165	11.125	13.574	97
2011	10.300	10.113	1*	6.631	6.524	160	13.574	13.368	87
2012	10.113	11.363	1*	6.524	7.345	117	13.368	15.065	80
2013	11.363	15.178	1*	7.345	9.831	109	15.065	20.184	63
2014	15.178	16.549	1*	9.831	10.740	84	20.184	22.073	56
2015	16.549	17.376	1*	10.740	11.299	67	22.073	23.246	47
2016	17.376	17.160	1*	11.299	11.181	66	23.246	23.026	41
Fidelity VIP Mid Cap
2007	12.756	14.450	9	12.796	14.524	228	12.816	14.562	201
2008	14.450	8.571	13	14.524	8.632	196	14.562	8.663	200
2009	8.571	11.764	14	8.632	11.872	173	8.663	11.927	195
2010	11.764	14.856	12	11.872	15.022	151	11.927	15.106	143
2011	14.856	13.007	10	15.022	13.179	131	15.106	13.266	87
2012	13.007	14.636	10	13.179	14.859	103	13.266	14.972	68
2013	14.636	19.531	9	14.859	19.869	93	14.972	20.040	56
2014	19.531	20.340	6	19.869	20.733	46	20.040	20.932	35
2015	20.340	19.651	6	20.733	20.071	36	20.932	20.284	26
2016	19.651	21.602	6	20.071	22.108	34	20.284	22.365	25
Fidelity VIP Overseas(6)
2004	11.960	13.311	34	7.355	8.202	422	14.193	15.844	318
2005	13.311	15.529	33	8.202	9.588	629	15.844	18.539	462
2006	15.529	17.962	31	9.588	11.113	595	18.539	21.509	413
2007	17.962	20.650	29	11.113	12.801	507	21.509	24.802	329
2008	20.650	11.366	21	12.801	7.060	429	24.802	13.692	267
2009	11.366	14.090	7	7.060	8.770	304	13.692	17.025	238
2010	14.090	15.614	6	8.770	9.738	254	17.025	18.923	189
2011	15.614	12.676	5	9.738	7.921	234	18.923	15.409	164
2012	12.676	14.987	4	7.921	9.384	190	15.409	18.273	141
2013	14.987	16.716	4	9.384	10.474	172	18.273	20.403	132
Franklin Income VIP
2007	11.927	11.425	32	11.225	11.462	226	11.232	11.481	184
2008	11.425	7.894	24	11.462	7.935	234	11.481	7.956	155
2009	7.894	10.512	9	7.935	10.589	330	7.956	10.627	415
2010	10.512	11.634	5	10.589	11.741	218	10.627	11.795	114
2011	11.634	11.698	4	11.741	11.830	128	11.795	11.897	126
2012	11.698	12.943	4	11.830	13.116	112	11.897	13.203	104
2013	12.943	14.485	2	13.116	14.707	86	13.203	14.819	117
2014	N/A	N/A	N/A	14.707	15.142	73	14.819	15.273	65
2015	N/A	N/A	N/A	15.142	13.850	53	15.273	13.984	46
2016	N/A	N/A	N/A	13.850	15.542	50	13.984	15.707	36

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Franklin Mutual Shares VIP
2007	11.256	11.440	3	11.270	11.477	97	11.277	11.495	108
2008	11.440	7.066	7	11.477	7.104	107	11.495	7.122	158
2009	7.066	8.748	6	7.104	8.812	84	7.122	8.843	112
2010	8.748	9.554	6	8.812	9.643	83	8.843	9.687	116
2011	9.554	9.286	5	9.643	9.391	66	9.687	9.443	74
2012	9.286	10.419	5	9.391	10.558	51	9.443	10.627	62
2013	10.419	13.126	4	10.558	13.327	31	10.627	13.428	32
2014	13.126	13.810	1*	13.327	14.050	23	13.428	14.170	25
2015	13.810	12.894	1*	14.050	13.144	14	14.170	13.270	21
2016	12.894	14.697	1*	13.144	15.013	12	13.270	15.172	21
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	11.607	12.708	5	6.359	6.977	169	12.955	14.227	103
2005	12.708	13.079	5	6.977	7.195	241	14.227	14.686	164
2006	13.079	13.962	6	7.195	7.696	196	14.686	15.725	157
2007	13.962	15.255	5	7.696	8.425	189	15.725	17.232	132
2008	15.255	8.616	2	8.425	4.768	159	17.232	9.761	122
2009	8.616	12.149	2	4.768	6.737	140	9.761	13.806	100
2010	12.149	15.229	2	6.737	8.461	148	13.806	17.358	122
2011	15.229	14.234	2	8.461	7.925	89	17.358	16.273	72
2012	14.234	15.498	2	7.925	8.645	77	16.273	17.771	62
2013	15.498	18.049	1*	8.645	10.076	75	17.771	20.720	44
Invesco V.I. American Franchise
2007	11.315	12.417	52	N/A	N/A	N/A	14.394	15.844	5
2008	12.417	6.997	53	N/A	N/A	N/A	15.844	8.955	5
2009	6.997	8.296	27	N/A	N/A	N/A	8.955	10.649	8
2010	8.296	9.387	27	N/A	N/A	N/A	10.649	12.085	12
2011	9.387	8.471	27	N/A	N/A	N/A	12.085	10.939	4
2012	9.714	9.339	27	N/A	N/A	N/A	12.556	12.096	4
2013	9.339	12.822	26	N/A	N/A	N/A	12.096	16.658	1*
2014	12.822	13.622	26	N/A	N/A	N/A	16.658	17.750	1*
2015	13.622	14.015	46	N/A	N/A	N/A	17.750	18.316	1*
2016	14.015	14.042	46	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity
2007	11.469	12.152	1*	11.591	12.306	3	14.364	15.265	2
2008	12.152	8.316	1*	12.306	8.438	9	15.265	10.478	6
2009	8.316	10.453	1*	8.438	10.628	3	10.478	13.210	9
2010	10.453	11.216	1*	10.628	11.427	3	13.210	14.217	12
2011	11.216	10.984	1*	11.427	11.212	3	14.217	13.964	6
2012	N/A	N/A	N/A	11.212	12.536	3	13.964	15.629	6
2013	N/A	N/A	N/A	12.536	15.907	3	15.629	19.851	2
2014	N/A	N/A	N/A	15.907	16.883	3	19.851	21.090	4
2015	N/A	N/A	N/A	16.883	15.618	3	21.090	19.529	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	19.529	21.166	2
Invesco V.I. International Growth
2007	N/A	N/A	N/A	19.731	22.223	11	22.216	25.048	10
2008	N/A	N/A	N/A	22.223	13.002	9	25.048	14.670	9
2009	16.772	16.986	1*	13.002	17.263	1*	14.670	19.497	8
2010	16.986	18.787	1*	17.263	19.132	1*	19.497	21.628	7
2011	18.787	17.161	1*	19.132	17.511	1*	21.628	19.816	6
2012	17.161	19.427	1*	17.511	19.862	1*	19.816	22.499	5
2013	19.427	22.652	1*	19.862	23.206	1*	22.499	26.313	5
2014	22.652	22.268	1*	23.206	22.858	1*	26.313	25.944	5
2015	22.268	21.298	1*	22.858	21.906	1*	25.944	24.889	5
2016	21.298	20.772	1*	21.906	21.409	2	24.889	24.348	5

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Janus Aspen Balanced
2007	13.647	14.417	2	13.447	14.595	41	13.353	14.507	112
2008	14.417	11.886	1*	14.595	12.057	39	14.507	11.996	123
2009	11.886	14.660	1*	12.057	14.901	27	11.996	14.840	109
2010	14.660	15.568	1*	14.901	15.855	22	14.840	15.807	79
2011	N/A	N/A	N/A	15.855	15.815	13	15.807	15.782	80
2012	N/A	N/A	N/A	15.815	17.646	12	15.782	17.627	68
2013	N/A	N/A	N/A	17.646	20.805	10	17.627	20.803	67
2014	N/A	N/A	N/A	20.805	22.161	8	20.803	22.182	47
2015	N/A	N/A	N/A	22.161	21.899	8	22.182	21.941	38
2016	N/A	N/A	N/A	21.899	22.483	19	21.941	22.549	33
Janus Aspen Enterprise
2007	15.404	18.418	46	15.566	18.650	20	18.136	21.750	59
2008	18.418	10.156	39	18.650	10.304	19	21.750	12.029	31
2009	10.156	14.408	13	10.304	14.647	9	12.029	17.116	26
2010	14.408	17.762	13	14.647	18.094	9	17.116	21.165	18
2011	17.762	17.157	13	18.094	17.512	7	21.165	20.505	16
2012	17.157	19.713	13	17.512	20.162	5	20.505	23.631	10
2013	19.713	25.565	13	20.162	26.199	3	23.631	30.738	7
2014	25.565	28.183	13	26.199	28.940	3	30.738	33.987	6
2015	28.183	28.723	23	28.940	29.553	3	33.987	34.743	6
2016	28.723	31.625	23	29.553	32.605	2	34.743	38.368	6
Janus Aspen Global Research
2007	N/A	N/A	N/A	12.708	13.677	6	15.195	16.370	7
2008	N/A	N/A	N/A	13.677	7.429	4	16.370	8.900	6
2009	N/A	N/A	N/A	7.429	10.046	1*	8.900	12.047	6
2010	N/A	N/A	N/A	10.046	11.420	1*	12.047	13.710	5
2011	N/A	N/A	N/A	11.420	9.667	1*	13.710	11.616	1*
2012	N/A	N/A	N/A	9.667	11.403	1*	11.616	13.716	1*
2013	N/A	N/A	N/A	11.403	14.373	1*	13.716	17.305	1*
2014	N/A	N/A	N/A	14.373	15.160	1*	17.305	18.268	1*
2015	N/A	N/A	N/A	15.160	14.542	1*	18.268	17.540	1*
2016	N/A	N/A	N/A	14.542	14.571	1*	17.540	17.590	1*
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	9.344	9.422	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.058	11.208	3
2015	N/A	N/A	N/A	11.255	10.552	6	11.208	10.573	4
2016	N/A	N/A	N/A	10.552	12.194	11	10.573	12.231	4
LVIP American Preservation
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2007	11.110	10.774	1*	10.619	10.808	34	10.626	10.826	10
2008	10.774	6.440	5	10.808	6.474	42	10.826	6.491	84
2009	6.440	8.749	6	6.474	8.813	57	6.491	8.845	94
2010	8.749	10.861	5	8.813	10.961	29	8.845	11.012	62
2011	10.861	11.096	4	10.961	11.221	35	11.012	11.285	46
2012	11.096	12.886	3	11.221	13.058	35	11.285	13.145	27
2013	12.886	17.727	3	13.058	17.999	38	13.145	18.137	36
2014	17.727	18.256	1*	17.999	18.573	18	18.137	18.734	17
2015	N/A	N/A	N/A	18.573	17.406	19	18.734	17.575	14
2016	N/A	N/A	N/A	17.406	18.084	19	17.575	18.278	13

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP BlackRock Dividend Value Managed Volatility
2007	N/A	N/A	N/A	11.442	11.721	1*	11.460	11.751	5
2008	N/A	N/A	N/A	11.721	7.096	1*	11.751	7.122	4
2009	N/A	N/A	N/A	7.096	8.589	1*	7.122	8.629	4
2010	N/A	N/A	N/A	8.589	9.944	1*	8.629	10.000	2
2011	N/A	N/A	N/A	9.944	9.511	1*	10.000	9.574	2
2012	N/A	N/A	N/A	9.511	10.922	1*	9.574	11.005	2
2013	N/A	N/A	N/A	10.922	12.675	1*	11.005	12.784	2
2014	N/A	N/A	N/A	12.675	12.876	1*	12.784	13.000	3
2015	N/A	N/A	N/A	12.876	12.026	1*	13.000	12.154	2
2016	N/A	N/A	N/A	12.026	13.217	2	12.154	13.371	2
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.078	9.921	1*	11.134	9.934	1*
2014	N/A	N/A	N/A	9.921	9.262	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.262	7.728	1*	9.555	7.754	1*
2016	N/A	N/A	N/A	7.728	8.121	1*	7.754	8.421	1*
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.921	10.414	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.414	10.203	1*
2015	10.295	9.507	5	10.332	9.557	1*	10.203	9.583	1*
2016	N/A	N/A	N/A	9.557	9.641	1*	9.583	9.676	3
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.087	10.141	7
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	10.151	10.099	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.099	11.119	33	10.105	11.137	30
2012	N/A	N/A	N/A	11.119	11.626	24	11.137	11.657	47
2013	11.565	10.385	12	11.626	10.461	252	11.657	10.499	453
2014	10.385	10.494	8	10.461	10.592	216	10.499	10.641	334
2015	10.494	9.996	5	10.592	10.109	183	10.641	10.166	293
2016	9.996	10.144	5	10.109	10.280	167	10.166	10.348	261
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.459	9.847	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility
2007	13.777	16.253	7	13.877	16.404	97	13.927	16.479	75
2008	16.253	9.423	6	16.404	9.530	69	16.479	9.583	70
2009	9.423	12.788	1*	9.530	12.958	38	9.583	13.044	62
2010	12.788	13.951	1*	12.958	14.165	31	13.044	14.273	43
2011	13.951	12.890	1*	14.165	13.114	28	14.273	13.227	38
2012	12.890	14.698	1*	13.114	14.984	24	13.227	15.129	32
2013	14.698	18.072	1*	14.984	18.460	20	15.129	18.656	29
2014	18.072	18.652	1*	18.460	19.091	16	18.656	19.314	23
2015	N/A	N/A	N/A	19.091	18.993	14	19.314	19.233	20
2016	N/A	N/A	N/A	18.993	18.400	14	19.233	18.652	18

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Blended Mid Cap Managed Volatility
2007	N/A	N/A	N/A	9.906	10.839	10	9.906	10.846	8
2008	N/A	N/A	N/A	10.839	5.394	2	10.846	5.403	24
2009	N/A	N/A	N/A	5.394	7.859	1*	5.403	7.879	32
2010	N/A	N/A	N/A	7.859	9.818	28	7.879	9.853	94
2011	9.747	8.823	4	9.818	8.905	10	9.853	8.946	7
2012	8.823	9.204	1*	8.905	9.308	7	8.946	9.361	2
2013	9.204	11.257	1*	9.308	11.407	3	9.361	11.483	4
2014	11.257	10.222	1*	11.407	10.379	3	11.483	10.458	3
2015	N/A	N/A	N/A	10.379	9.761	7	10.458	9.845	1*
2016	N/A	N/A	N/A	9.761	9.798	7	9.845	9.893	5
LVIP Clarion Global Real Estate
2007	9.411	8.211	3	10.086	8.221	38	9.558	8.226	62
2008	8.211	4.663	1*	8.221	4.678	80	8.226	4.686	75
2009	4.663	6.297	1*	4.678	6.330	113	4.686	6.346	82
2010	6.297	7.277	1*	6.330	7.329	85	6.346	7.356	91
2011	7.277	6.510	1*	7.329	6.571	90	7.356	6.601	83
2012	6.510	7.954	1*	6.571	8.044	71	6.601	8.089	46
2013	7.954	8.049	1*	8.044	8.157	54	8.089	8.211	46
2014	8.049	8.981	1*	8.157	9.119	28	8.211	9.189	31
2015	8.981	8.691	1*	9.119	8.843	24	9.189	8.919	25
2016	8.691	8.617	1*	8.843	8.784	21	8.919	8.869	19
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2007	10.648	10.999	155	10.726	11.101	1,729	10.765	11.153	3,080
2008	10.999	10.451	129	11.101	10.569	1,384	11.153	10.628	2,411
2009	10.451	12.161	84	10.569	12.323	1,091	10.628	12.405	2,058
2010	12.161	12.914	59	12.323	13.112	950	12.405	13.213	1,863
2011	12.914	13.604	45	13.112	13.841	777	13.213	13.961	1,505
2012	13.604	14.195	35	13.841	14.471	645	13.961	14.610	1,223
2013	14.195	13.573	32	14.471	13.864	490	14.610	14.012	1,012
2014	13.573	14.078	30	13.864	14.409	381	14.012	14.577	808
2015	14.078	13.832	26	14.409	14.185	328	14.577	14.365	733
2016	13.832	13.906	25	14.185	14.290	312	14.365	14.486	617
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.038	10.040	4	10.048	10.046	4
2011	N/A	N/A	N/A	10.040	9.833	7	10.046	9.849	21
2012	10.004	10.007	5	9.833	10.060	39	9.849	10.086	26
2013	10.007	9.878	4	10.060	9.950	45	10.086	9.986	114
2014	9.878	9.737	4	9.950	9.828	37	9.986	9.873	54
2015	N/A	N/A	N/A	9.828	9.578	39	9.873	9.632	40
2016	N/A	N/A	N/A	9.578	9.615	33	9.632	9.679	36
LVIP Delaware Foundation Aggressive Allocation(8)
2007	14.798	15.423	2	14.905	15.566	24	14.958	15.636	55
2008	15.423	10.090	2	15.566	10.204	23	15.636	10.260	58
2009	10.090	13.047	2	10.204	13.221	22	10.260	13.307	42
2010	13.047	14.378	2	13.221	14.599	15	13.307	14.709	37
2011	14.378	13.801	2	14.599	14.041	13	14.709	14.161	34
2012	13.801	15.319	2	14.041	15.616	8	14.161	15.766	33
2013	15.319	18.045	2	15.616	18.432	7	15.766	18.628	27
2014	18.045	18.446	2	18.432	18.879	4	18.628	19.098	18
2015	18.446	17.831	2	18.879	18.286	3	19.098	18.517	8
2016	17.831	18.451	2	18.286	18.960	3	18.517	19.218	6

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Delaware Social Awareness
2007	16.332	16.475	38	16.451	16.628	370	16.510	16.705	475
2008	16.475	10.576	29	16.628	10.696	287	16.705	10.756	357
2009	10.576	13.456	16	10.696	13.636	209	10.756	13.726	301
2010	13.456	14.694	12	13.636	14.919	168	13.726	15.034	241
2011	14.694	14.473	10	14.919	14.725	146	15.034	14.852	199
2012	14.473	16.330	10	14.725	16.648	115	14.852	16.809	167
2013	16.330	21.687	10	16.648	22.153	92	16.809	22.389	128
2014	21.687	24.452	8	22.153	25.027	74	22.389	25.319	100
2015	24.452	23.774	7	25.027	24.381	67	25.319	24.691	80
2016	23.774	24.813	7	24.381	25.498	63	24.691	25.847	67
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	9.945	9.142	16	9.879	9.148	6
2008	7.430	5.663	1*	9.142	5.681	40	9.148	5.690	10
2009	N/A	N/A	N/A	5.681	7.268	29	5.690	7.287	13
2010	N/A	N/A	N/A	7.268	9.311	32	7.287	9.345	26
2011	9.244	8.577	2	9.311	8.656	30	9.345	8.696	18
2012	8.577	9.648	2	8.656	9.757	36	8.696	9.812	9
2013	9.648	12.633	1*	9.757	12.801	28	9.812	12.886	8
2014	12.633	13.308	1*	12.801	13.512	10	12.886	13.615	7
2015	N/A	N/A	N/A	13.512	13.286	13	13.615	13.401	3
2016	N/A	N/A	N/A	13.286	15.688	13	13.401	15.839	4
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	9.018	8.970	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.970	9.202	1*	N/A	N/A	N/A
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	10.156	8.300	11	9.986	8.305	13
2012	N/A	N/A	N/A	8.300	9.677	36	8.305	9.693	14
2013	N/A	N/A	N/A	9.677	10.937	47	9.693	10.966	23
2014	N/A	N/A	N/A	10.937	9.930	42	10.966	9.967	12
2015	N/A	N/A	N/A	9.930	9.361	34	9.967	9.405	9
2016	N/A	N/A	N/A	9.361	9.371	21	9.405	9.424	3
LVIP Dimensional U.S. Core Equity 1
2007	N/A	N/A	N/A	11.435	11.913	16	11.453	11.943	25
2008	N/A	N/A	N/A	11.913	7.504	16	11.943	7.530	15
2009	N/A	N/A	N/A	7.504	9.174	68	7.530	9.216	13
2010	N/A	N/A	N/A	9.174	10.161	48	9.216	10.218	12
2011	N/A	N/A	N/A	10.161	10.084	42	10.218	10.150	10
2012	N/A	N/A	N/A	10.084	11.404	22	10.150	11.491	8
2013	N/A	N/A	N/A	11.404	14.904	17	11.491	15.032	11
2014	N/A	N/A	N/A	14.904	16.542	16	15.032	16.701	11
2015	N/A	N/A	N/A	16.542	15.898	11	16.701	16.067	7
2016	N/A	N/A	N/A	15.898	17.837	11	16.067	18.045	8
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	9.539	9.363	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.363	10.732	1*	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	10.162	9.356	13	9.644	9.362	24
2012	N/A	N/A	N/A	9.356	10.783	36	9.362	10.801	23
2013	N/A	N/A	N/A	10.783	13.674	43	10.801	13.710	31
2014	N/A	N/A	N/A	13.674	14.054	38	13.710	14.105	15
2015	N/A	N/A	N/A	14.054	12.746	31	14.105	12.805	11
2016	N/A	N/A	N/A	12.746	13.905	21	12.805	13.984	4
LVIP Dimensional/Vanguard Total Bond
2011	10.321	10.331	6	10.037	10.344	29	10.045	10.350	25
2012	N/A	N/A	N/A	10.344	10.534	85	10.350	10.551	24
2013	N/A	N/A	N/A	10.534	10.055	86	10.551	10.082	44
2014	N/A	N/A	N/A	10.055	10.330	77	10.082	10.368	40
2015	N/A	N/A	N/A	10.330	10.173	71	10.368	10.220	12
2016	N/A	N/A	N/A	10.173	10.196	57	10.220	10.253	5

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Franklin Templeton Global Equity Managed Volatility
2007	N/A	N/A	N/A	9.810	9.795	4	9.810	9.801	30
2008	8.657	5.967	3	9.795	5.986	36	9.801	5.996	13
2009	5.967	7.490	3	5.986	7.529	38	5.996	7.549	45
2010	7.490	7.820	3	7.529	7.877	25	7.549	7.905	40
2011	7.820	7.424	1*	7.877	7.493	20	7.905	7.528	33
2012	7.424	8.816	1*	7.493	8.916	30	7.528	8.966	31
2013	8.816	10.359	1*	8.916	10.497	18	8.966	10.567	26
2014	10.359	9.947	1*	10.497	10.100	16	10.567	10.177	24
2015	9.947	8.963	1*	10.100	9.119	16	10.177	9.198	23
2016	8.963	8.994	1*	9.119	9.168	16	9.198	9.257	21
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	10.427	10.268	2	10.053	10.278	13
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.278	9.312	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	N/A	N/A	N/A	11.007	11.645	132	11.024	11.675	186
2008	11.174	9.257	1*	11.645	9.323	114	11.675	9.356	259
2009	N/A	N/A	N/A	9.323	11.427	548	9.356	11.479	232
2010	N/A	N/A	N/A	11.427	12.396	518	11.479	12.465	209
2011	12.259	12.453	6	12.396	12.617	90	12.465	12.701	180
2012	N/A	N/A	N/A	12.617	13.597	82	12.701	13.700	250
2013	N/A	N/A	N/A	13.597	14.649	71	13.700	14.775	132
2014	N/A	N/A	N/A	14.649	15.199	59	14.775	15.345	86
2015	N/A	N/A	N/A	15.199	14.624	50	15.345	14.779	75
2016	N/A	N/A	N/A	14.624	15.076	47	14.779	15.251	66
LVIP Global Growth Allocation Managed Risk
2007	11.895	12.797	11	11.932	12.863	194	11.951	12.896	142
2008	12.797	8.348	2	12.863	8.408	188	12.896	8.438	201
2009	8.348	10.553	2	8.408	10.650	157	8.438	10.699	222
2010	10.553	11.653	2	10.650	11.783	123	10.699	11.849	229
2011	N/A	N/A	N/A	11.783	11.568	132	11.849	11.644	176
2012	12.161	12.208	6	11.568	12.395	90	11.644	12.489	136
2013	12.208	13.581	6	12.395	13.816	98	12.489	13.935	158
2014	13.581	13.766	6	13.816	14.032	34	13.935	14.167	148
2015	13.766	12.989	6	14.032	13.267	15	14.167	13.408	106
2016	12.989	13.330	6	13.267	13.642	17	13.408	13.801	73
LVIP Global Income
2009	10.643	10.661	1*	10.224	10.673	18	10.117	10.682	21
2010	10.661	11.457	1*	10.673	11.492	40	10.682	11.514	35
2011	11.457	11.346	2	11.492	11.404	37	11.514	11.436	33
2012	11.346	11.971	1*	11.404	12.056	54	11.436	12.103	32
2013	11.971	11.398	1*	12.056	11.501	45	12.103	11.557	42
2014	11.398	11.383	1*	11.501	11.509	40	11.557	11.577	37
2015	11.383	10.926	1*	11.509	11.070	24	11.577	11.146	45
2016	10.926	10.759	1*	11.070	10.922	16	11.146	11.008	41
LVIP Global Moderate Allocation Managed Risk
2007	N/A	N/A	N/A	11.519	12.356	280	11.537	12.388	577
2008	11.171	8.837	6	12.356	8.900	366	12.388	8.932	896
2009	8.837	11.085	6	8.900	11.187	300	8.932	11.238	826
2010	11.085	12.159	6	11.187	12.296	282	11.238	12.364	709
2011	12.159	12.052	11	12.296	12.211	591	12.364	12.291	624
2012	12.052	12.940	11	12.211	13.137	592	12.291	13.237	527
2013	12.940	14.181	11	13.137	14.426	456	13.237	14.550	498
2014	14.181	14.469	11	14.426	14.748	90	14.550	14.890	368
2015	14.469	13.697	8	14.748	13.989	64	14.890	14.138	299
2016	13.697	14.001	6	13.989	14.328	38	14.138	14.495	187

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Government Money Market
2007	10.115	10.402	117	10.188	10.498	1,076	10.225	10.547	1,742
2008	10.402	10.430	132	10.498	10.548	1,214	10.547	10.607	1,642
2009	10.430	10.252	507	10.548	10.389	624	10.607	10.458	965
2010	10.252	10.074	499	10.389	10.228	414	10.458	10.306	785
2011	10.074	9.897	499	10.228	10.069	368	10.306	10.156	736
2012	9.897	9.723	498	10.069	9.912	346	10.156	10.007	618
2013	9.723	9.552	486	9.912	9.757	244	10.007	9.861	405
2014	9.552	9.384	486	9.757	9.604	217	9.861	9.717	360
2015	9.384	9.219	31	9.604	9.454	136	9.717	9.574	328
2016	9.219	9.056	31	9.454	9.306	140	9.574	9.434	228
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	10.008	10.821	3	10.273	10.827	11
2006	N/A	N/A	N/A	10.821	11.279	4	10.827	11.297	7
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	10.681	11.443	1*	N/A	N/A	N/A
2006	13.212	12.336	1*	11.443	12.375	12	12.105	12.395	4
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.843	9.573	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.805	10.903	100	10.812	10.921	174
2012	N/A	N/A	N/A	10.903	12.300	84	10.921	12.332	168
2013	N/A	N/A	N/A	12.300	12.868	52	12.332	12.914	39
2014	N/A	N/A	N/A	12.868	12.991	35	12.914	13.051	15
2015	N/A	N/A	N/A	12.991	12.251	23	13.051	12.320	19
2016	N/A	N/A	N/A	12.251	13.621	26	12.320	13.711	16
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.112	9.364	1*
2008	5.309	6.046	2	8.584	6.067	2	9.364	6.076	16
2009	6.046	7.385	2	6.067	7.424	1*	6.076	7.443	26
2010	7.385	9.027	2	7.424	9.093	1*	7.443	9.125	9
2011	9.027	8.688	4	9.093	8.769	4	9.125	8.809	5
2012	8.688	9.682	1*	8.769	9.792	6	8.809	9.846	5
2013	9.682	11.778	1*	9.792	11.937	16	9.846	12.015	5
2014	11.778	12.476	1*	11.937	12.669	10	12.015	12.765	4
2015	N/A	N/A	N/A	12.669	11.475	4	12.765	11.573	5
2016	N/A	N/A	N/A	11.475	12.391	4	11.573	12.509	4
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.511	7.796	7	10.100	7.809	33
2009	N/A	N/A	N/A	7.796	9.521	3	7.809	9.546	64
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.546	10.456	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.456	10.402	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.402	11.095	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.095	11.877	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.390	7.381	13	6.929	7.393	2
2009	N/A	N/A	N/A	7.381	9.105	10	7.393	9.129	29
2010	N/A	N/A	N/A	9.105	10.013	10	9.129	10.050	24
2011	N/A	N/A	N/A	10.013	9.849	9	10.050	9.895	3
2012	N/A	N/A	N/A	9.849	10.479	9	9.895	10.538	1*
2013	N/A	N/A	N/A	10.479	11.431	3	10.538	11.507	1*
2014	N/A	N/A	N/A	11.431	11.714	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.570	8.892	15
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.892	9.833	12
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.833	9.608	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.305	9.009	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.049	9.163	2	9.633	9.179	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.179	9.030	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Growth
2007	10.766	11.135	2	10.078	11.149	8	9.717	11.156	44
2008	11.135	5.570	3	11.149	5.588	25	11.156	5.597	20
2009	5.570	7.413	3	5.588	7.452	41	5.597	7.472	12
2010	7.413	8.215	3	7.452	8.275	55	7.472	8.305	104
2011	8.215	7.253	1*	8.275	7.321	22	8.305	7.354	17
2012	7.253	8.485	1*	7.321	8.581	18	7.354	8.630	13
2013	8.485	9.444	1*	8.581	9.570	27	8.630	9.634	23
2014	9.444	8.785	1*	9.570	8.920	17	9.634	8.988	12
2015	8.785	8.718	1*	8.920	8.870	9	8.988	8.947	11
2016	8.718	8.683	1*	8.870	8.852	7	8.947	8.938	11
LVIP MFS Value
2007	N/A	N/A	N/A	9.709	9.710	3	9.709	9.716	9
2008	8.481	6.433	2	9.710	6.454	55	9.716	6.464	104
2009	6.433	7.624	3	6.454	7.664	49	6.464	7.684	155
2010	7.624	8.335	3	7.664	8.396	109	7.684	8.426	129
2011	8.335	8.157	1*	8.396	8.233	110	8.426	8.271	111
2012	N/A	N/A	N/A	8.233	9.402	93	8.271	9.455	76
2013	N/A	N/A	N/A	9.402	12.549	84	9.455	12.633	68
2014	N/A	N/A	N/A	12.549	13.614	64	12.633	13.718	39
2015	N/A	N/A	N/A	13.614	13.292	11	13.718	13.407	43
2016	N/A	N/A	N/A	13.292	14.883	14	13.407	15.027	32

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Mondrian International Value
2007	21.827	23.840	68	21.985	24.061	378	22.065	24.172	579
2008	23.840	14.795	57	24.061	14.962	329	24.172	15.046	447
2009	14.795	17.571	24	14.962	17.805	260	15.046	17.924	358
2010	17.571	17.640	20	17.805	17.910	214	17.924	18.047	311
2011	17.640	16.553	19	17.910	16.841	191	18.047	16.987	251
2012	16.553	17.776	19	16.841	18.121	151	16.987	18.296	211
2013	17.776	21.224	18	18.121	21.679	140	18.296	21.911	194
2014	21.224	20.268	16	21.679	20.745	105	21.911	20.987	156
2015	20.268	19.107	31	20.745	19.596	91	20.987	19.845	132
2016	19.107	19.472	31	19.596	20.010	88	19.845	20.284	120
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	9.959	9.900	14	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.900	9.880	9	9.936	9.897	3
2016	N/A	N/A	N/A	9.880	9.954	48	9.897	9.981	42
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Bond Index
2008	10.052	10.448	15	10.102	10.459	115	10.052	10.465	67
2009	10.448	10.699	16	10.459	10.732	229	10.465	10.748	243
2010	10.699	11.108	17	10.732	11.164	288	10.748	11.192	295
2011	11.108	11.688	9	11.164	11.771	255	11.192	11.812	260
2012	11.688	11.893	9	11.771	12.001	280	11.812	12.055	263
2013	11.893	11.352	11	12.001	11.478	206	12.055	11.542	178
2014	11.352	11.761	11	11.478	11.915	192	11.542	11.993	157
2015	11.761	11.551	10	11.915	11.726	156	11.993	11.815	147
2016	11.551	11.576	11	11.726	11.775	151	11.815	11.876	126
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.445	10.541	10
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.541	11.300	64
2013	N/A	N/A	N/A	11.273	11.818	2	11.300	11.859	59
2014	N/A	N/A	N/A	11.818	12.150	2	11.859	12.204	59
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.204	11.879	57
2016	N/A	N/A	N/A	12.047	12.179	6	N/A	N/A	N/A
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.398	10.504	9
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.504	11.184	1*
2013	N/A	N/A	N/A	11.157	11.727	6	11.184	11.767	1*
2014	N/A	N/A	N/A	11.727	12.150	1*	11.767	12.203	1*
2015	N/A	N/A	N/A	12.150	11.705	7	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.705	12.277	6	N/A	N/A	N/A
LVIP SSGA Developed International 150
2008	9.819	6.254	7	9.186	6.260	27	9.819	6.263	9
2009	6.254	8.865	6	6.260	8.892	37	6.263	8.905	42
2010	8.865	9.316	7	8.892	9.363	71	8.905	9.387	54
2011	9.316	8.019	7	9.363	8.076	76	9.387	8.104	68
2012	8.019	8.929	8	8.076	9.010	79	8.104	9.051	68
2013	8.929	10.524	7	9.010	10.641	74	9.051	10.700	37
2014	10.524	10.403	7	10.641	10.540	69	10.700	10.609	37
2015	10.403	9.755	7	10.540	9.902	42	10.609	9.977	29
2016	9.755	10.487	7	9.902	10.668	35	9.977	10.759	27

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSGA Emerging Markets 100
2008	9.834	6.046	6	9.510	6.052	27	9.834	6.055	24
2009	6.046	11.250	4	6.052	11.285	37	6.055	11.302	57
2010	11.250	14.082	4	11.285	14.154	51	11.302	14.189	54
2011	14.082	11.735	7	14.154	11.818	59	14.189	11.860	74
2012	11.735	12.953	6	11.818	13.071	59	11.860	13.130	71
2013	12.953	12.330	5	13.071	12.468	53	13.130	12.537	40
2014	12.330	11.673	6	12.468	11.827	39	12.537	11.904	33
2015	11.673	9.487	6	11.827	9.631	36	11.904	9.704	31
2016	9.487	10.730	6	9.631	10.915	30	9.704	11.008	26
LVIP SSGA Global Tactical Allocation Managed Volatility(11)
2007	12.414	13.503	2	12.453	13.572	130	12.473	13.607	71
2008	N/A	N/A	N/A	13.572	7.932	147	13.607	7.960	46
2009	N/A	N/A	N/A	7.932	10.184	44	7.960	10.231	26
2010	N/A	N/A	N/A	10.184	10.872	51	10.231	10.933	29
2011	N/A	N/A	N/A	10.872	10.695	70	10.933	10.766	50
2012	N/A	N/A	N/A	10.695	11.670	81	10.766	11.759	52
2013	N/A	N/A	N/A	11.670	12.580	93	11.759	12.689	35
2014	N/A	N/A	N/A	12.580	12.840	78	12.689	12.963	18
2015	N/A	N/A	N/A	12.840	11.783	67	12.963	11.908	9
2016	N/A	N/A	N/A	11.783	12.217	54	11.908	12.360	9
LVIP SSGA International Index
2008	9.851	6.390	10	9.473	6.397	37	9.851	6.400	12
2009	6.390	8.004	10	6.397	8.028	77	6.400	8.040	62
2010	8.004	8.394	10	8.028	8.436	104	8.040	8.458	84
2011	8.394	7.206	8	8.436	7.257	122	8.458	7.283	127
2012	7.206	8.338	8	7.257	8.414	103	7.283	8.452	116
2013	8.338	9.885	15	8.414	9.994	284	8.452	10.050	329
2014	9.885	9.118	12	9.994	9.238	250	10.050	9.298	279
2015	9.118	8.824	12	9.238	8.958	215	9.298	9.026	222
2016	8.824	8.731	12	8.958	8.881	204	9.026	8.957	198
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.166	9.181	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.181	8.705	5
2016	N/A	N/A	N/A	8.264	8.224	1*	8.705	8.249	4
LVIP SSGA Large Cap 100
2008	9.741	6.965	9	9.234	6.973	40	9.742	6.976	11
2009	6.965	9.233	9	6.973	9.261	71	6.976	9.275	77
2010	9.233	10.782	9	9.261	10.836	103	9.275	10.863	86
2011	10.782	10.808	8	10.836	10.884	95	10.863	10.923	96
2012	10.808	11.883	8	10.884	11.991	90	10.923	12.046	92
2013	11.883	15.814	7	11.991	15.990	63	12.046	16.078	58
2014	15.814	18.085	6	15.990	18.323	53	16.078	18.443	43
2015	18.085	16.891	6	18.323	17.147	45	18.443	17.276	35
2016	16.891	20.110	6	17.147	20.456	42	17.276	20.631	31
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.401	11.398	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.398	10.623	6
2016	N/A	N/A	N/A	11.020	11.253	1*	10.623	11.294	6
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.652	10.433	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.441	12.631	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.631	12.947	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.703	13.194	59

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.559	10.406	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.406	11.304	6
2013	11.222	12.403	16	11.276	12.488	173	11.304	12.531	294
2014	12.403	12.827	15	12.488	12.941	118	12.531	12.998	238
2015	12.827	12.227	12	12.941	12.360	86	12.998	12.427	213
2016	12.227	13.090	11	12.360	13.260	82	12.427	13.345	188
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.855	10.480	52
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.480	11.471	58
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.471	12.982	37
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.982	13.430	12
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.430	12.737	15
2016	N/A	N/A	N/A	N/A	N/A	N/A	12.737	13.827	17
LVIP SSGA S&P 500 Index(12)
2007	N/A	N/A	N/A	11.453	11.335	3	11.475	11.364	12
2008	9.847	6.939	13	11.335	6.989	63	11.364	7.014	40
2009	6.939	8.573	13	6.989	8.651	134	7.014	8.691	122
2010	8.573	9.636	13	8.651	9.744	175	8.691	9.798	162
2011	9.636	9.615	9	9.744	9.742	167	9.798	9.807	214
2012	9.615	10.894	8	9.742	11.060	138	9.807	11.144	130
2013	10.894	14.089	33	11.060	14.332	539	11.144	14.456	741
2014	14.089	15.657	28	14.332	15.959	414	14.456	16.113	573
2015	15.657	15.519	26	15.959	15.849	323	16.113	16.018	444
2016	15.519	16.991	24	15.849	17.388	286	16.018	17.591	378
LVIP SSGA Small-Cap Index
2007	N/A	N/A	N/A	9.913	9.147	2	9.913	9.153	1*
2008	8.284	5.910	4	9.147	5.929	21	9.153	5.939	18
2009	5.910	7.297	5	5.929	7.335	44	5.939	7.354	45
2010	7.297	9.021	5	7.335	9.086	61	7.354	9.119	52
2011	9.021	8.434	4	9.086	8.512	83	9.119	8.552	101
2012	8.434	9.577	4	8.512	9.685	63	8.552	9.739	71
2013	9.577	12.939	44	9.685	13.111	138	9.739	13.198	154
2014	12.939	13.269	43	13.111	13.472	91	13.198	13.576	103
2015	13.269	12.387	65	13.472	12.602	78	13.576	12.711	87
2016	12.387	14.645	63	12.602	14.929	67	12.711	15.074	74
LVIP SSGA Small-Mid Cap 200
2008	9.725	7.216	3	9.251	7.224	11	9.725	7.227	10
2009	7.216	10.722	3	7.224	10.755	24	7.227	10.772	22
2010	10.722	13.420	3	10.755	13.488	33	10.772	13.522	26
2011	13.420	12.857	2	13.488	12.948	29	13.522	12.994	27
2012	12.857	14.338	2	12.948	14.468	30	12.994	14.534	23
2013	14.338	18.892	2	14.468	19.102	20	14.534	19.208	14
2014	18.892	19.305	2	19.102	19.559	20	19.208	19.687	13
2015	19.305	17.619	2	19.559	17.886	14	19.687	18.021	9
2016	17.619	22.455	2	17.886	22.841	12	18.021	23.037	8
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.899	10.813	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.813	9.703	3
2016	N/A	N/A	N/A	10.657	10.963	1*	9.703	11.003	2

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	10.119	9.924	11	9.841	9.930	8
2008	N/A	N/A	N/A	9.924	5.665	28	9.930	5.674	9
2009	N/A	N/A	N/A	5.665	7.958	42	5.674	7.978	46
2010	N/A	N/A	N/A	7.958	9.119	47	7.978	9.152	67
2011	N/A	N/A	N/A	9.119	8.804	42	9.152	8.845	45
2012	N/A	N/A	N/A	8.804	10.225	56	8.845	10.283	23
2013	N/A	N/A	N/A	10.225	13.958	43	10.283	14.050	29
2014	N/A	N/A	N/A	13.958	14.895	46	14.050	15.009	40
2015	N/A	N/A	N/A	14.895	16.191	44	15.009	16.331	36
2016	N/A	N/A	N/A	16.191	16.116	39	16.331	16.272	31
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	15.788	17.569	1*	15.902	17.731	2	15.959	17.813	43
2008	N/A	N/A	N/A	17.731	9.960	1*	17.813	10.016	27
2009	N/A	N/A	N/A	9.960	14.308	5	10.016	14.403	24
2010	N/A	N/A	N/A	14.308	18.032	4	14.403	18.170	21
2011	17.760	16.725	1*	18.032	17.016	6	18.170	17.163	18
2012	16.725	19.058	1*	17.016	19.428	6	17.163	19.615	17
2013	19.058	25.168	1*	19.428	25.707	7	19.615	25.981	12
2014	25.168	27.513	1*	25.707	28.159	7	25.981	28.488	12
2015	27.513	27.522	1*	28.159	28.224	9	28.488	28.582	12
2016	27.522	29.000	1*	28.224	29.800	8	28.582	30.208	12
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	9.611	9.350	11	9.612	9.356	2
2012	N/A	N/A	N/A	9.350	10.570	36	9.356	10.588	8
2013	N/A	N/A	N/A	10.570	13.544	39	10.588	13.580	20
2014	N/A	N/A	N/A	13.544	14.920	40	13.580	14.974	7
2015	N/A	N/A	N/A	14.920	14.601	42	14.974	14.669	5
2016	N/A	N/A	N/A	14.601	16.073	35	14.669	16.164	6
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	9.850	8.342	11	9.850	8.348	1*
2012	N/A	N/A	N/A	8.342	9.773	36	8.348	9.789	1*
2013	N/A	N/A	N/A	9.773	11.009	39	9.789	11.038	2
2014	N/A	N/A	N/A	11.009	10.305	39	11.038	10.343	5
2015	N/A	N/A	N/A	10.305	9.818	40	10.343	9.864	10
2016	N/A	N/A	N/A	9.818	9.996	33	9.864	10.053	8
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.352	10.135	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.135	9.506	4
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.506	10.291	3
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	9.771	10.704	2	9.772	10.711	1*
2008	N/A	N/A	N/A	10.704	6.138	2	10.711	6.148	2
2009	N/A	N/A	N/A	6.138	8.126	2	6.148	8.147	2
2010	N/A	N/A	N/A	8.126	9.490	2	8.147	9.524	1*
2011	N/A	N/A	N/A	9.490	8.476	4	9.524	8.515	1*
2012	N/A	N/A	N/A	8.476	9.907	4	8.515	9.963	1*
2013	N/A	N/A	N/A	9.907	13.227	2	9.963	13.315	1*
2014	N/A	N/A	N/A	13.227	14.462	1*	13.315	14.572	1*
2015	N/A	N/A	N/A	14.462	15.534	4	14.572	15.668	2
2016	N/A	N/A	N/A	15.534	15.265	5	15.668	15.412	2

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	9.784	8.638	20	9.785	8.643	8
2008	N/A	N/A	N/A	8.638	5.028	21	8.643	5.036	8
2009	N/A	N/A	N/A	5.028	7.031	8	5.036	7.049	11
2010	N/A	N/A	N/A	7.031	8.551	2	7.049	8.582	6
2011	8.490	7.542	1*	8.551	7.612	3	8.582	7.647	7
2012	7.542	9.171	1*	7.612	9.275	14	7.647	9.327	4
2013	N/A	N/A	N/A	9.275	12.215	22	9.327	12.296	13
2014	N/A	N/A	N/A	12.215	12.985	15	12.296	13.084	14
2015	N/A	N/A	N/A	12.985	12.554	5	13.084	12.662	7
2016	N/A	N/A	N/A	12.554	13.934	5	12.662	14.069	6
MFS® VIT Growth
2007	12.586	14.941	44	5.596	6.656	54	14.984	17.843	28
2008	14.941	9.165	43	6.656	4.091	42	17.843	10.977	24
2009	9.165	12.361	14	4.091	5.529	52	10.977	14.850	16
2010	12.361	13.965	14	5.529	6.259	52	14.850	16.827	13
2011	13.965	13.639	14	6.259	6.125	29	16.827	16.484	9
2012	13.639	15.683	14	6.125	7.057	19	16.484	19.012	9
2013	15.683	21.025	14	7.057	9.480	20	19.012	25.564	15
2014	21.025	22.444	14	9.480	10.139	8	25.564	27.370	8
2015	22.444	23.653	27	10.139	10.707	5	27.370	28.931	3
2016	23.653	23.737	27	10.707	10.767	13	28.931	29.122	3
MFS® VIT Total Return(13)
2004	10.885	11.870	15	11.651	12.731	326	11.101	12.142	584
2005	11.870	11.961	32	12.731	12.854	534	12.142	12.272	795
2006	11.961	13.114	29	12.854	14.120	408	12.272	13.494	752
2007	13.114	13.387	26	14.120	14.443	320	13.494	13.816	644
2008	13.387	10.213	18	14.443	11.041	276	13.816	10.573	577
2009	10.213	11.809	16	11.041	12.792	270	10.573	12.261	481
2010	11.809	12.715	16	12.792	13.801	187	12.261	13.242	417
2011	12.715	12.686	15	13.801	13.797	169	13.242	13.252	324
2012	12.686	13.822	15	13.797	15.063	145	13.252	14.482	276
2013	13.822	15.296	14	15.063	16.682	143	14.482	16.044	238
MFS® VIT Total Return
2016	N/A	N/A	N/A	19.292	19.645	15	N/A	N/A	N/A
MFS® VIT Utilities
2007	17.718	22.198	89	14.081	17.676	280	22.625	28.430	267
2008	22.198	13.559	81	17.676	10.818	216	28.430	17.417	212
2009	13.559	17.694	32	10.818	14.146	137	17.417	22.798	181
2010	17.694	19.726	32	14.146	15.803	87	22.798	25.493	133
2011	19.726	20.635	33	15.803	16.563	89	25.493	26.747	119
2012	20.635	22.945	31	16.563	18.454	81	26.747	29.830	114
2013	22.945	27.091	28	18.454	21.833	68	29.830	35.326	84
2014	27.091	29.925	27	21.833	24.165	67	35.326	39.139	66
2015	29.925	25.053	38	24.165	20.271	57	39.139	32.866	46
2016	25.053	27.371	38	20.271	22.191	51	32.866	36.014	42
MFS® VIT II Core Equity(14)
2007	12.506	13.619	44	12.640	13.792	2	14.704	16.060	6
2008	13.619	8.116	44	13.792	8.236	1*	16.060	9.600	4
2009	8.116	10.539	17	8.236	10.718	2	9.600	12.505	3
2010	10.539	12.097	17	10.718	12.327	2	12.505	14.396	2
2011	12.097	11.729	17	12.327	11.976	2	14.396	14.001	2
2012	11.729	13.357	17	11.976	13.665	2	14.001	15.992	4
2013	13.357	17.609	17	13.665	18.052	2	15.992	21.146	3
2014	17.609	19.192	17	18.052	19.714	2	21.146	23.117	2
2015	19.192	18.770	33	19.714	19.319	2	23.117	22.676	1*
2016	18.770	20.476	33	19.319	21.117	2	22.676	24.811	1*

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Neuberger Berman AMT Mid Cap Growth(1)
2004	10.473	11.963	10	10.522	12.043	117	12.151	13.922	140
2005	11.963	13.365	7	12.043	13.481	169	13.922	15.599	166
2006	13.365	15.055	7	13.481	15.216	142	15.599	17.625	132
2007	15.055	18.118	6	15.216	18.348	120	17.625	21.274	118
2008	18.118	10.077	3	18.348	10.225	105	21.274	11.868	90
2009	10.077	13.024	2	10.225	13.243	88	11.868	15.386	71
2010	13.024	16.514	2	13.243	16.825	79	15.386	19.567	63
2011	16.514	16.296	2	16.825	16.636	72	19.567	19.367	56
2012	16.296	17.993	1*	16.636	18.405	60	19.367	21.447	49
2013	17.993	20.532	1*	18.405	21.018	55	21.447	24.501	48
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	18.856	19.131	26	19.056	19.373	286	18.659	18.988	416
2008	19.131	10.180	19	19.373	10.330	247	18.988	10.134	336
2009	10.180	14.654	8	10.330	14.899	157	10.134	14.632	270
2010	14.654	18.161	6	14.899	18.502	125	14.632	18.188	211
2011	18.161	16.678	6	18.502	17.025	109	18.188	16.753	175
2012	16.678	18.924	6	17.025	19.356	90	16.753	19.067	151
2013	18.924	25.473	5	19.356	26.107	74	19.067	25.742	105
2014	25.473	28.481	4	26.107	29.248	61	25.742	28.868	81
2015	28.481	25.641	3	29.248	26.384	50	28.868	26.067	69
2016	25.641	29.255	3	26.384	30.163	47	26.067	29.831	61
PIMCO VIT CommodityRealReturn Strategy
2009	11.114	12.487	1*	11.033	12.503	10	10.966	12.511	7
2010	12.487	15.239	1*	12.503	15.288	21	12.511	15.313	16
2011	15.239	13.837	2	15.288	13.910	25	15.313	13.947	26
2012	13.837	14.287	1*	13.910	14.391	22	13.947	14.443	26
2013	14.287	11.967	1*	14.391	12.079	11	14.443	12.135	20
2014	11.967	9.565	1*	12.079	9.673	6	12.135	9.728	13
2015	9.565	6.983	1*	9.673	7.077	2	9.728	7.124	13
2016	6.983	7.879	1*	7.077	8.000	2	7.124	8.061	8
Putnam VT Global Health Care
2007	N/A	N/A	N/A	11.468	11.219	8	13.095	12.823	14
2008	N/A	N/A	N/A	11.219	9.155	6	12.823	10.475	2
2009	N/A	N/A	N/A	9.155	11.353	1*	10.475	13.003	2
2010	N/A	N/A	N/A	11.353	11.448	1*	13.003	13.125	2
2011	N/A	N/A	N/A	11.448	11.134	1*	13.125	12.778	1*
2012	N/A	N/A	N/A	11.134	13.397	1*	12.778	15.390	1*
2013	N/A	N/A	N/A	13.397	18.678	1*	15.390	21.478	1*
2014	N/A	N/A	N/A	18.678	23.463	1*	21.478	27.007	1*
2015	N/A	N/A	N/A	23.463	24.888	1*	27.007	28.676	1*
2016	N/A	N/A	N/A	24.888	21.713	1*	28.676	25.042	1*
Putnam VT Growth & Income
2007	N/A	N/A	N/A	14.024	12.968	2	15.739	14.569	6
2008	N/A	N/A	N/A	12.968	7.823	2	14.569	8.798	6
2009	N/A	N/A	N/A	7.823	9.995	1*	8.798	11.251	4
2010	N/A	N/A	N/A	9.995	11.250	1*	11.251	12.677	4
2011	N/A	N/A	N/A	11.250	10.558	1*	12.677	11.908	4
2012	N/A	N/A	N/A	10.558	12.378	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.378	16.528	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	16.528	18.012	1*	18.669	20.377	2
2015	N/A	N/A	N/A	18.012	16.391	1*	20.377	18.563	2
2016	N/A	N/A	N/A	16.391	18.554	1*	18.563	21.033	2

	with EEB			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Templeton Global Bond VIP
2007	11.305	11.912	2	10.960	11.973	128	10.977	12.004	131
2008	11.912	12.425	2	11.973	12.514	238	12.004	12.559	266
2009	12.425	14.484	2	12.514	14.617	222	12.559	14.684	306
2010	14.484	16.281	2	14.617	16.463	219	14.684	16.555	280
2011	16.281	15.851	4	16.463	16.061	196	16.555	16.167	243
2012	15.851	17.914	4	16.061	18.187	173	16.167	18.325	190
2013	17.914	17.881	3	18.187	18.190	133	18.325	18.347	149
2014	17.881	17.884	2	18.190	18.230	112	18.347	18.405	77
2015	17.884	16.809	1*	18.230	17.168	73	18.405	17.350	55
2016	16.809	16.994	1*	17.168	17.392	55	17.350	17.594	39
Templeton Growth VIP
2007	15.733	15.815	10	15.163	15.273	133	18.670	18.824	154
2008	15.815	8.959	9	15.273	8.669	86	18.824	10.695	100
2009	8.959	11.536	9	8.669	11.185	68	10.695	13.813	70
2010	11.536	12.168	9	11.185	11.821	59	13.813	14.613	61
2011	12.168	11.117	9	11.821	10.822	50	14.613	13.391	53
2012	N/A	N/A	N/A	10.822	12.894	37	13.391	15.971	45
2013	N/A	N/A	N/A	12.894	16.600	26	15.971	20.583	45
2014	N/A	N/A	N/A	16.600	15.877	18	20.583	19.705	37
2015	N/A	N/A	N/A	15.877	14.611	15	19.705	18.153	34
2016	N/A	N/A	N/A	14.611	15.763	13	18.153	19.603	23
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(16) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

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Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	11.337	13.305	33	10.424	12.276	45	11.773	13.898	129	14.667	17.323	15
2008	13.305	6.851	2	12.276	6.334	54	13.898	7.189	112	17.323	8.965	8
2009	6.851	10.284	92	6.334	9.526	113	7.189	10.839	125	8.965	13.524	16
2010	10.284	11.954	2	9.526	11.095	103	10.839	12.656	95	13.524	15.799	12
2011	11.954	8.974	2	11.095	8.346	28	12.656	9.544	73	15.799	11.920	13
2012	8.974	9.961	6	8.346	9.283	23	9.544	10.642	65	11.920	13.297	8
2013	9.961	12.002	6	9.283	11.207	17	10.642	12.880	68	13.297	16.103	6
2014	12.002	12.330	9	11.207	11.537	16	12.880	13.292	58	16.103	16.625	6
2015	12.330	12.406	8	11.537	11.631	13	13.292	13.434	46	16.625	16.811	2
2016	12.406	12.054	8	11.631	11.323	11	13.434	13.111	37	16.811	16.416	2
AB VPS Growth and Income(1)
2005	10.030	10.304	13	11.200	11.506	97	12.354	12.723	72	13.167	13.568	2
2006	10.304	11.816	58	11.506	13.220	155	12.723	14.655	223	13.568	15.636	9
2007	11.816	12.144	68	13.220	13.615	178	14.655	15.130	330	15.636	16.152	50
2008	12.144	7.060	69	13.615	7.930	167	15.130	8.835	312	16.152	9.436	66
2009	7.060	8.328	70	7.930	9.374	193	8.835	10.469	327	9.436	11.187	37
2010	8.328	9.208	35	9.374	10.385	173	10.469	11.628	297	11.187	12.431	38
2011	9.208	9.573	33	10.385	10.819	182	11.628	12.144	323	12.431	12.990	35
2012	9.573	11.002	20	10.819	12.458	156	12.144	14.019	265	12.990	15.003	44
2013	11.002	12.842	19	12.458	14.553	160	14.019	16.391	273	15.003	17.545	43
AB VPS International Value(2)
2006	11.753	11.817	11	9.594	11.832	45	9.847	11.850	413	10.228	11.854	14
2007	11.817	12.234	32	11.832	12.269	257	11.850	12.318	1,696	11.854	12.327	96
2008	12.234	5.602	35	12.269	5.629	307	12.318	5.666	907	12.327	5.673	93
2009	5.602	7.378	19	5.629	7.429	172	5.666	7.496	540	5.673	7.508	41
2010	7.378	7.542	12	7.429	7.610	156	7.496	7.698	489	7.508	7.715	44
2011	7.542	5.956	8	7.610	6.021	159	7.698	6.106	495	7.715	6.122	44
2012	5.956	6.667	8	6.021	6.753	143	6.106	6.865	452	6.122	6.887	39
2013	6.667	7.326	8	6.753	7.427	148	6.685	7.558	437	6.887	7.583	36
AB VPS Small/Mid Cap Value
2007	11.879	11.820	20	20.750	20.692	104	21.027	21.020	241	18.202	18.205	30
2008	11.820	7.444	26	20.692	13.058	106	21.020	13.298	272	18.205	11.523	39
2009	7.444	10.409	23	13.058	18.295	77	13.298	18.679	228	11.523	16.193	16
2010	10.409	12.917	15	18.295	22.747	76	18.679	23.282	227	16.193	20.194	16
2011	12.917	11.569	19	22.747	20.415	98	23.282	20.947	218	20.194	18.178	15
2012	11.569	13.434	18	20.415	23.754	50	20.947	24.435	170	18.178	21.215	15
2013	13.434	18.124	18	23.754	32.111	60	24.435	33.114	198	21.215	28.765	17
2014	18.124	19.355	17	32.111	34.359	37	33.114	35.521	144	28.765	30.871	18
2015	19.355	17.891	5	34.359	31.824	29	35.521	32.983	108	30.871	28.680	14
2016	17.891	21.885	3	31.824	39.006	23	32.983	40.528	92	28.680	35.258	16
American Century VP Balanced
2016	N/A	N/A	N/A	10.393	10.377	2	9.896	10.394	1*	N/A	N/A	N/A
American Century VP Inflation Protection(3)
2005	9.914	9.859	5	10.395	10.368	65	10.410	10.410	208	10.414	10.419	8
2006	9.859	9.816	34	10.368	10.344	146	10.410	10.411	452	10.419	10.425	24
2007	9.816	10.536	33	10.344	11.125	151	10.411	11.226	565	10.425	11.246	36
2008	10.536	10.162	35	11.125	10.752	329	11.226	10.876	1,166	11.246	10.901	107
2009	10.162	10.981	33	10.752	11.641	450	10.876	11.806	1,399	10.901	11.839	150
2010	10.981	11.312	26	11.641	12.016	421	11.806	12.217	1,426	11.839	12.257	151
2011	11.312	12.391	28	12.016	13.188	412	12.217	13.442	1,690	12.257	13.493	135
2012	12.391	13.043	59	13.188	13.910	372	13.442	14.212	1,413	13.493	14.274	111
2013	13.043	12.743	25	13.910	13.601	339	14.212	13.910	1,133	14.274	13.972	88

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2007	13.438	15.128	62	14.916	16.826	339	15.014	16.978	668	15.033	17.008	82
2008	15.128	9.136	64	16.826	10.181	352	16.978	10.299	801	17.008	10.323	142
2009	9.136	12.743	35	10.181	14.230	241	10.299	14.431	606	10.323	14.471	106
2010	12.743	13.958	14	14.230	15.618	235	14.431	15.878	544	14.471	15.930	82
2011	13.958	12.466	12	15.618	13.976	212	15.878	14.244	487	15.930	14.298	72
2012	12.466	14.976	14	13.976	16.824	182	14.244	17.190	437	14.298	17.264	65
2013	14.976	18.963	11	16.824	21.345	162	17.190	21.864	386	17.264	21.969	58
2014	18.963	19.017	6	21.345	21.450	134	21.864	22.026	330	21.969	22.143	54
2015	19.017	19.933	5	21.450	22.528	133	22.026	23.191	295	22.143	23.326	39
2016	19.933	19.660	2	22.528	22.264	113	23.191	22.976	252	23.326	23.122	37
American Funds Global Small Capitalization
2007	14.573	17.346	63	23.755	28.330	265	27.042	32.332	450	25.408	30.394	38
2008	17.346	7.902	38	28.330	12.932	233	32.332	14.796	466	30.394	13.916	31
2009	7.902	12.493	25	12.932	20.487	241	14.796	23.498	382	13.916	22.112	22
2010	12.493	14.991	15	20.487	24.632	227	23.498	28.323	331	22.112	26.665	24
2011	14.991	11.881	14	24.632	19.561	173	28.323	22.548	291	26.665	21.239	18
2012	11.881	13.763	13	19.561	22.704	148	22.548	26.237	245	21.239	24.726	16
2013	13.763	17.305	13	22.704	28.605	134	26.237	33.139	216	24.726	31.247	15
2014	17.305	17.323	12	28.605	28.692	111	33.139	33.322	186	31.247	31.435	15
2015	17.323	17.025	11	28.692	28.254	101	33.322	32.897	158	31.435	31.049	12
2016	17.025	17.038	6	28.254	28.333	82	32.897	33.071	131	31.049	31.229	8
American Funds Growth
2007	12.100	13.326	187	14.715	16.237	1,417	16.976	18.779	3,115	16.971	18.782	288
2008	13.326	7.318	192	16.237	8.935	1,787	18.779	10.360	3,739	18.782	10.367	402
2009	7.318	10.000	314	8.935	12.234	2,172	10.360	14.221	4,466	10.367	14.237	463
2010	10.000	11.634	148	12.234	14.260	1,943	14.221	16.618	3,979	14.237	16.646	371
2011	11.634	10.915	131	14.260	13.407	1,653	16.618	15.662	3,464	16.646	15.696	329
2012	10.915	12.614	98	13.407	15.524	1,443	15.662	18.180	3,084	15.696	18.229	276
2013	12.614	16.086	97	15.524	19.837	1,277	18.180	23.290	2,578	18.229	23.364	234
2014	16.086	17.109	86	19.837	21.140	1062	23.290	24.883	2225	23.364	24.974	204
2015	17.109	17.920	71	21.140	22.187	925	24.883	26.180	1914	24.974	26.289	147
2016	17.920	19.232	42	22.187	23.859	761	26.180	28.223	1553	26.289	28.355	111
American Funds Growth-Income
2007	11.903	12.256	213	14.002	14.446	1,489	15.244	15.767	3,532	15.819	16.370	353
2008	12.256	7.466	192	14.446	8.818	1,742	15.767	9.648	3,994	16.370	10.022	507
2009	7.466	9.605	296	8.818	11.366	1,982	9.648	12.468	4,384	10.022	12.958	470
2010	9.605	10.490	137	11.366	12.439	1,750	12.468	13.679	3,930	12.958	14.223	411
2011	10.490	10.094	119	12.439	11.993	1,514	13.679	13.222	3,479	14.223	13.755	375
2012	10.094	11.624	94	11.993	13.839	1,342	13.222	15.295	3,018	13.755	15.919	316
2013	11.624	15.211	99	13.839	18.145	1,206	15.295	20.105	2,721	15.919	20.936	287
2014	15.211	16.496	88	18.145	19.717	1024	20.105	21.901	2386	20.936	22.818	244
2015	16.496	16.404	63	19.717	19.647	892	21.901	21.877	2014	22.818	22.805	208
2016	16.404	17.932	45	19.647	21.520	703	21.877	24.023	1618	22.805	25.054	185
American Funds International
2007	13.992	16.461	107	18.498	21.806	572	19.882	23.496	1,264	21.772	25.742	103
2008	16.461	9.338	104	21.806	12.395	662	23.496	13.389	1,407	25.742	14.676	172
2009	9.338	13.096	83	12.395	17.418	594	13.389	18.862	1,206	14.676	20.685	107
2010	13.096	13.765	39	17.418	18.344	535	18.862	19.915	1,138	20.685	21.852	104
2011	13.765	11.608	39	18.344	15.501	496	19.915	16.870	1,056	21.852	18.520	93
2012	11.608	13.416	34	15.501	17.951	438	16.870	19.585	884	18.520	21.511	80
2013	13.416	15.995	42	17.951	21.445	394	19.585	23.456	765	21.511	25.776	72
2014	15.995	15.262	34	21.445	20.503	356	23.456	22.483	693	25.776	24.718	64
2015	15.262	14.283	29	20.503	19.226	335	22.483	21.135	583	24.718	23.248	55
2016	14.283	14.495	20	19.226	19.550	278	21.135	21.545	491	23.248	23.711	43

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
BlackRock Global Allocation V.I.
2009	11.176	11.544	4	10.000	11.558	165	10.255	11.576	260	10.784	11.580	74
2010	11.544	12.420	13	11.558	12.460	221	11.576	12.511	563	11.580	12.521	62
2011	12.420	11.731	89	12.460	11.792	252	12.511	11.870	917	12.521	11.886	68
2012	11.731	12.645	19	11.792	12.736	217	11.870	12.852	1,100	11.886	12.876	57
2013	12.645	14.181	33	12.736	14.313	167	12.852	14.479	1,070	12.876	14.512	100
2014	14.181	14.169	33	14.313	14.330	130	14.479	14.532	900	14.512	14.573	82
2015	14.169	13.749	31	14.330	13.933	128	14.532	14.165	660	14.573	14.212	77
2016	13.749	13.990	30	13.933	14.205	111	14.165	14.478	512	14.212	14.533	31
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.313	10.546	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.546	10.590	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.146	11.303	7	10.590	11.377	7	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	10.335	10.881	69	11.204	11.820	456	11.277	11.927	1,124	11.292	11.949	78
2008	10.881	10.143	74	11.820	11.041	557	11.927	11.168	1,675	11.949	11.194	147
2009	10.143	12.593	113	11.041	13.735	722	11.168	13.928	2,043	11.194	13.967	176
2010	12.593	13.315	83	13.735	14.551	690	13.928	14.793	2,020	13.967	14.842	183
2011	13.315	13.854	75	14.551	15.171	588	14.793	15.462	1,878	14.842	15.521	132
2012	13.854	14.513	90	15.171	15.925	536	15.462	16.271	1,757	15.521	16.341	149
2013	14.513	14.024	70	15.925	15.418	518	16.271	15.793	1,395	16.341	15.869	128
2014	14.024	14.431	53	15.418	15.898	481	15.793	16.325	1369	15.869	16.411	104
2015	14.431	13.956	52	15.898	15.405	428	16.325	15.858	1270	16.411	15.950	96
2016	13.956	14.129	28	15.405	15.627	344	15.858	16.127	1141	15.950	16.229	90
Delaware VIP Emerging Markets
2007	14.928	20.268	46	14.975	20.372	328	15.034	20.503	715	15.046	20.530	72
2008	20.268	9.598	21	20.372	9.667	308	20.503	9.754	802	20.530	9.771	104
2009	9.598	16.716	31	9.667	16.870	274	9.754	17.063	682	9.771	17.102	74
2010	16.716	19.369	31	16.870	19.586	290	17.063	19.861	620	17.102	19.916	53
2011	19.369	15.188	37	19.586	15.389	238	19.861	15.644	567	19.916	15.695	50
2012	15.188	16.999	30	15.389	17.259	209	15.644	17.588	484	15.695	17.655	42
2013	16.999	18.305	28	17.259	18.622	195	17.588	19.025	449	17.655	19.107	39
2014	18.305	16.460	28	18.622	16.778	168	19.025	17.185	429	19.107	17.267	37
2015	16.460	13.750	9	16.778	14.044	161	17.185	14.420	400	17.267	14.496	38
2016	13.750	15.322	7	14.044	15.680	136	14.420	16.141	337	14.496	16.234	37
Delaware VIP High Yield
2007	11.234	11.292	57	15.708	15.821	116	16.495	16.655	431	14.001	14.144	19
2008	11.292	8.365	52	15.821	11.743	336	16.655	12.393	512	14.144	10.530	42
2009	8.365	12.188	84	11.743	17.145	336	12.393	18.139	504	10.530	15.419	45
2010	12.188	13.729	38	17.145	19.350	338	18.139	20.524	559	15.419	17.455	45
2011	13.729	13.770	38	19.350	19.448	119	20.524	20.679	389	17.455	17.596	50
2012	13.770	15.840	35	19.448	22.416	107	20.679	23.895	384	17.596	20.342	51
2013	15.840	16.920	35	22.416	23.993	110	23.895	25.639	331	20.342	21.838	43
2014	16.920	16.496	19	23.993	23.438	95	25.639	25.109	292	21.838	21.398	34
2015	16.496	15.058	18	23.438	21.437	82	25.109	23.023	234	21.398	19.630	29
2016	15.058	16.666	5	21.437	23.774	63	23.023	25.596	174	19.630	21.835	30
Delaware VIP Limited-Term Diversified Income
2007	10.126	10.346	5	10.158	10.399	32	10.197	10.466	75	10.206	10.479	9
2008	10.346	10.075	6	10.399	10.147	215	10.466	10.238	311	10.479	10.256	15
2009	10.075	11.118	83	10.147	11.220	376	10.238	11.349	1,230	10.256	11.375	120
2010	11.118	11.366	374	11.220	11.494	249	11.349	11.655	1,064	11.375	11.687	140
2011	11.366	11.426	86	11.494	11.577	591	11.655	11.769	1,019	11.687	11.808	129
2012	11.426	11.483	82	11.577	11.658	526	11.769	11.880	874	11.808	11.925	139
2013	11.483	11.106	44	11.658	11.298	505	11.880	11.542	656	11.925	11.592	112
2014	11.106	11.043	40	11.298	11.256	361	11.542	11.529	594	11.592	11.584	110
2015	11.043	10.893	34	11.256	11.125	332	11.529	11.423	703	11.584	11.484	67
2016	10.893	10.862	31	11.125	11.116	327	11.423	11.442	564	11.484	11.509	69

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2007	13.471	11.332	19	24.544	20.688	123	25.640	21.666	385	21.613	18.273	33
2008	11.332	7.188	17	20.688	13.149	106	21.666	13.805	332	18.273	11.649	29
2009	7.188	8.682	13	13.149	15.915	89	13.805	16.752	225	11.649	14.142	17
2010	8.682	10.775	7	15.915	19.791	139	16.752	20.883	225	14.142	17.639	14
2011	10.775	11.683	8	19.791	21.502	81	20.883	22.745	202	17.639	19.221	14
2012	11.683	13.354	8	21.502	24.626	82	22.745	26.115	196	19.221	22.080	13
2013	13.354	13.341	16	24.626	24.652	75	26.115	26.208	172	22.080	22.169	9
2014	13.341	16.886	9	24.652	31.263	65	26.208	33.319	184	22.169	28.199	10
2015	16.886	17.134	5	31.263	31.787	49	33.319	33.963	139	28.199	28.758	7
2016	17.134	17.738	5	31.787	32.973	44	33.963	35.318	125	28.758	29.921	5
Delaware VIP Small Cap Value
2007	12.207	11.147	66	20.537	18.791	284	22.353	20.504	790	19.292	17.705	88
2008	11.147	7.640	54	18.791	12.906	306	20.504	14.118	802	17.705	12.197	110
2009	7.640	9.853	67	12.906	16.677	222	14.118	18.289	604	12.197	15.808	81
2010	9.853	12.741	11	16.677	21.607	188	18.289	23.755	537	15.808	20.542	61
2011	12.741	12.290	25	21.607	20.884	170	23.755	23.017	489	20.542	19.915	54
2012	12.290	13.689	12	20.884	23.308	145	23.017	25.753	403	19.915	22.293	57
2013	13.689	17.868	12	23.308	30.486	128	25.753	33.769	352	22.293	29.246	52
2014	17.868	18.499	11	30.486	31.624	107	33.769	35.117	314	29.246	30.429	48
2015	18.499	16.960	10	31.624	29.053	94	35.117	32.343	289	30.429	28.039	38
2016	16.960	21.793	10	29.053	37.405	76	32.343	41.745	233	28.039	36.208	33
Delaware VIP Smid Cap Growth(4)
2007	11.799	12.775	8	14.214	15.420	49	16.244	17.666	117	15.276	16.623	23
2008	12.775	6.654	7	15.420	8.048	54	17.666	9.243	99	16.623	8.701	14
2009	6.654	10.069	7	8.048	12.202	66	9.243	14.050	79	8.701	13.233	6
2010	11.936	13.491	6	14.487	16.382	71	16.713	18.909	93	15.747	17.819	8
2011	13.491	14.268	21	16.382	17.360	92	18.909	20.089	111	17.819	18.940	13
2012	14.268	15.484	4	17.360	18.877	71	20.089	21.899	120	18.940	20.657	17
2013	15.484	21.396	4	18.877	26.138	51	21.899	30.398	98	20.657	28.687	15
2014	21.396	21.575	4	26.138	26.409	41	30.398	30.790	71	28.687	29.072	9
2015	21.575	22.693	3	26.409	27.833	38	30.790	32.532	76	29.072	30.732	7
2016	22.693	24.027	3	27.833	29.528	34	32.532	34.599	54	30.732	32.701	6
Delaware VIP U.S. Growth
2007	11.273	11.521	1*	11.163	12.321	1*	11.313	12.517	11	13.829	14.601	4
2008	11.521	6.453	1*	12.321	6.915	17	12.517	7.042	14	14.601	8.219	41
2009	6.453	9.041	2	6.915	9.708	47	7.042	9.912	158	8.219	11.574	61
2010	9.041	10.062	2	9.708	10.826	52	9.912	11.081	86	11.574	12.946	49
2011	10.062	10.603	2	10.826	11.430	88	11.081	11.729	97	12.946	13.710	50
2012	10.603	12.051	5	11.430	13.018	48	11.729	13.391	109	13.710	15.660	43
2013	12.051	15.882	4	13.018	17.189	44	13.391	17.727	107	15.660	20.741	37
2014	15.882	17.511	4	17.189	18.991	30	17.727	19.633	94	20.741	22.983	31
2015	17.511	18.036	4	18.991	19.599	30	19.633	20.313	67	22.983	23.791	5
2016	18.036	16.707	4	19.599	18.192	25	20.313	18.902	50	23.791	22.149	1*
Delaware VIP Value
2007	12.539	11.922	17	14.713	14.018	194	16.037	15.317	479	17.286	16.519	45
2008	11.922	7.763	14	14.018	9.146	184	15.317	10.018	473	16.519	10.810	45
2009	7.763	8.953	17	9.146	10.568	208	10.018	11.606	574	10.810	12.529	42
2010	8.953	10.120	16	10.568	11.971	202	11.606	13.178	505	12.529	14.234	41
2011	10.120	10.838	7	11.971	12.846	218	13.178	14.177	573	14.234	15.320	40
2012	10.838	12.157	7	12.846	14.438	175	14.177	15.974	499	15.320	17.271	27
2013	12.157	15.894	7	14.438	18.913	180	15.974	20.978	566	17.271	22.692	32
2014	15.894	17.714	7	18.913	21.121	141	20.978	23.485	531	22.692	25.417	27
2015	17.714	17.252	3	21.121	20.611	110	23.485	22.976	404	25.417	24.878	23
2016	17.252	19.332	3	20.611	23.142	89	22.976	25.862	371	24.878	28.017	18

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	10.828	11.477	1*	10.814	11.514	16	10.590	11.493	1*
2010	N/A	N/A	N/A	11.477	12.642	3	11.514	12.714	15	11.493	12.698	1*
2011	N/A	N/A	N/A	12.642	12.029	5	12.714	12.128	26	12.698	12.119	1*
2012	N/A	N/A	N/A	12.029	12.921	8	12.128	13.060	40	12.119	13.056	1*
2013	N/A	N/A	N/A	12.921	12.786	11	13.060	12.955	48	13.056	12.958	3
2014	N/A	N/A	N/A	12.786	12.964	10	12.955	13.169	35	12.958	13.178	2
2015	N/A	N/A	N/A	12.964	11.900	14	13.169	12.118	34	13.178	12.133	1*
2016	N/A	N/A	N/A	11.900	12.271	13	12.118	12.527	22	12.133	12.549	3
Deutsche Equity 500 Index VIP(1)
2005	10.178	10.386	1*	13.021	13.354	16	13.074	13.442	34	10.117	10.416	3
2006	10.386	11.732	4	13.354	15.115	24	13.442	15.252	207	10.416	11.825	3
2007	11.732	12.079	1*	15.115	15.593	33	15.252	15.774	279	11.825	12.235	22
2008	N/A	N/A	N/A	15.593	9.596	33	15.774	9.732	277	12.235	7.552	28
2009	7.353	9.165	7	9.596	11.878	25	9.732	12.076	284	7.552	9.376	17
2010	9.165	10.287	6	11.878	13.360	26	12.076	13.617	266	9.376	10.578	15
2011	10.287	10.235	8	13.360	13.318	26	13.617	13.608	243	10.578	10.576	12
2012	10.235	11.579	7	13.318	15.097	24	13.608	15.465	149	10.576	12.026	14
2013	11.579	13.517	7	15.097	17.637	23	15.465	18.084	117	12.026	14.064	10
Deutsche Small Cap Index VIP(5)
2005	N/A	N/A	N/A	15.593	15.926	10	10.304	10.773	13	N/A	N/A	N/A
2006	11.442	12.343	1*	15.926	18.331	21	10.773	12.431	89	11.508	12.441	1*
2007	N/A	N/A	N/A	18.331	17.615	32	12.431	11.975	140	12.441	11.991	2
2008	N/A	N/A	N/A	17.615	11.362	27	11.975	7.743	130	11.991	7.758	3
2009	7.621	9.431	3	11.362	14.090	19	7.743	9.627	72	7.758	9.650	1*
2010	9.431	11.658	2	14.090	17.452	13	9.627	11.954	66	9.650	11.987	1*
2011	11.658	10.904	2	17.452	16.356	9	11.954	11.231	60	11.987	11.268	1*
2012	10.904	12.385	2	16.356	18.615	5	11.231	12.815	48	11.268	12.863	1*
2013	12.385	14.473	2	18.615	21.769	5	12.815	15.000	47	12.863	15.059	1*
Fidelity VIP Contrafund
2007	12.243	14.077	131	17.337	19.974	687	17.564	20.286	1,651	17.547	20.277	146
2008	14.077	7.907	132	19.974	11.242	814	20.286	11.447	1,984	20.277	11.447	217
2009	7.907	10.500	182	11.242	14.958	1,083	11.447	15.268	2,486	11.447	15.276	242
2010	10.500	12.034	109	14.958	17.178	903	15.268	17.578	2,177	15.276	17.596	191
2011	12.034	11.467	105	17.178	16.402	789	17.578	16.826	1,925	17.596	16.851	157
2012	11.467	13.055	89	16.402	18.710	701	16.826	19.241	1,657	16.851	19.280	148
2013	13.055	16.757	77	18.710	24.064	639	19.241	24.809	1,419	19.280	24.872	131
2014	16.757	18.340	68	24.064	26.389	542	24.809	27.275	1251	24.872	27.357	126
2015	18.340	18.051	61	26.389	26.026	468	27.275	26.967	1082	27.357	27.062	89
2016	18.051	19.061	25	26.026	27.538	378	26.967	28.605	885	27.062	28.720	77
Fidelity VIP Growth
2007	11.069	13.743	2	10.464	13.017	228	11.675	14.560	221	13.626	17.002	11
2008	13.743	7.098	8	13.017	6.736	126	14.560	7.554	231	17.002	8.825	23
2009	7.098	8.903	10	6.736	8.467	172	7.554	9.518	224	8.825	11.125	18
2010	8.903	10.809	12	8.467	10.300	155	9.518	11.607	237	11.125	13.574	23
2011	10.809	10.591	14	10.300	10.113	159	11.607	11.425	274	13.574	13.368	24
2012	10.591	11.877	14	10.113	11.363	128	11.425	12.870	193	13.368	15.065	19
2013	11.877	15.833	13	11.363	15.178	125	12.870	17.234	152	15.065	20.184	18
2014	15.833	17.229	15	15.178	16.549	118	17.234	18.837	185	20.184	22.073	14
2015	17.229	18.053	10	16.549	17.376	99	18.837	19.828	152	22.073	23.246	13
2016	18.053	17.793	8	17.376	17.160	76	19.828	19.631	136	23.246	23.026	16
Fidelity VIP Mid Cap
2007	12.716	14.376	77	12.756	14.450	447	12.806	14.543	1,070	12.816	14.562	101
2008	14.376	8.510	85	14.450	8.571	584	14.543	8.648	1,334	14.562	8.663	139
2009	8.510	11.657	70	8.571	11.764	433	8.648	11.900	1,121	8.663	11.927	76
2010	11.657	14.691	25	11.764	14.856	393	11.900	15.064	1,177	11.927	15.106	75
2011	14.691	12.837	37	14.856	13.007	329	15.064	13.223	949	15.106	13.266	70
2012	12.837	14.416	24	13.007	14.636	292	13.223	14.915	825	13.266	14.972	60
2013	14.416	19.199	31	14.636	19.531	262	14.915	19.954	733	14.972	20.040	53
2014	19.199	19.954	28	19.531	20.340	217	19.954	20.832	659	20.040	20.932	45
2015	19.954	19.240	23	20.340	19.651	175	20.832	20.177	566	20.932	20.284	39
2016	19.240	21.108	19	19.651	21.602	148	20.177	22.236	487	20.284	22.365	34

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Overseas(6)
2005	9.984	11.958	10	13.311	15.529	36	13.419	15.695	26	15.844	18.539	3
2006	11.958	13.804	11	15.529	17.962	77	15.695	18.200	124	18.539	21.509	7
2007	13.804	15.838	16	17.962	20.650	90	18.200	20.976	232	21.509	24.802	10
2008	15.838	8.700	14	20.650	11.366	65	20.976	11.575	229	24.802	13.692	11
2009	8.700	10.764	13	11.366	14.090	54	11.575	14.385	202	13.692	17.025	6
2010	10.764	11.904	10	14.090	15.614	45	14.385	15.981	189	17.025	18.923	5
2011	11.904	9.645	9	15.614	12.676	50	15.981	13.006	192	18.923	15.409	5
2012	9.645	11.380	2	12.676	14.987	44	13.006	15.416	152	15.409	18.273	5
2013	11.380	12.683	2	14.987	16.716	47	15.416	17.210	157	18.273	20.403	5
Franklin Income VIP
2007	11.198	11.389	115	11.212	11.425	698	11.229	11.471	1,635	11.232	11.481	220
2008	11.389	7.852	99	11.425	7.894	812	11.471	7.945	2,201	11.481	7.956	292
2009	7.852	10.437	67	7.894	10.512	749	7.945	10.608	1,779	7.956	10.627	189
2010	10.437	11.527	82	10.512	11.634	446	10.608	11.768	1,596	10.627	11.795	153
2011	11.527	11.568	60	11.634	11.698	401	11.768	11.864	1,343	11.795	11.897	128
2012	11.568	12.773	49	11.698	12.943	355	11.864	13.159	1,196	11.897	13.203	116
2013	12.773	14.266	48	12.943	14.485	337	13.159	14.763	1,076	13.203	14.819	108
2014	14.266	14.629	21	14.485	14.883	277	14.763	15.207	938	14.819	15.273	95
2015	14.629	13.328	21	14.883	13.586	239	15.207	13.917	722	15.273	13.984	73
2016	13.328	14.896	5	13.586	15.215	182	13.917	15.624	596	13.984	15.707	55
Franklin Mutual Shares VIP
2007	11.242	11.403	36	11.256	11.440	416	11.274	11.486	1,090	11.277	11.495	92
2008	11.403	7.029	35	11.440	7.066	495	11.486	7.112	1,475	11.495	7.122	134
2009	7.029	8.685	41	7.066	8.748	399	7.112	8.827	1,094	7.122	8.843	75
2010	8.685	9.466	37	8.748	9.554	376	8.827	9.664	1,108	8.843	9.687	67
2011	9.466	9.182	38	9.554	9.286	358	9.664	9.416	925	9.687	9.443	56
2012	9.182	10.282	37	9.286	10.419	336	9.416	10.592	727	9.443	10.627	62
2013	10.282	12.927	37	10.419	13.126	254	10.592	13.377	584	10.627	13.428	54
2014	12.927	13.573	25	13.126	13.810	216	13.377	14.109	527	13.428	14.170	35
2015	13.573	12.648	8	13.810	12.894	194	14.109	13.206	385	14.170	13.270	32
2016	12.648	14.388	2	12.894	14.697	152	13.206	15.091	317	13.270	15.172	31
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005	10.379	10.916	1*	12.708	13.079	29	12.811	13.218	21	14.227	14.686	2
2006	10.916	11.630	2	13.079	13.962	55	13.218	14.146	82	14.686	15.725	17
2007	11.630	12.681	26	13.962	15.255	129	14.146	15.494	251	15.725	17.232	34
2008	12.681	7.148	29	15.255	8.616	146	15.494	8.773	252	17.232	9.761	16
2009	7.148	10.059	16	8.616	12.149	107	8.773	12.402	195	9.761	13.806	13
2010	10.059	12.584	13	12.149	15.229	146	12.402	15.584	193	13.806	17.358	9
2011	12.584	11.739	11	15.229	14.234	78	15.584	14.603	148	17.358	16.273	7
2012	11.739	12.755	11	14.234	15.498	64	14.603	15.939	126	16.273	17.771	6
2013	12.755	14.844	9	15.498	18.049	57	15.939	18.580	116	17.771	20.720	6
Invesco V.I. International Growth
2014	N/A	N/A	N/A	22.983	22.268	1*	24.344	23.016	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	22.268	21.298	1*	23.016	22.069	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	21.298	20.772	1*	22.069	21.578	1*	25.192	24.348	1*
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	10.151	11.174	10	10.862	11.202	19	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.174	10.509	8	11.202	10.562	35	10.940	10.573	4
2016	N/A	N/A	N/A	10.509	12.121	4	10.562	12.212	17	10.573	12.231	11
LVIP American Global Growth
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.351	11.007	3	12.366	11.049	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.007	13.201	3	11.049	13.284	6	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.201	16.686	1*	13.284	16.832	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	16.686	16.694	1*	16.832	16.883	6	N/A	N/A	N/A
2015	N/A	N/A	N/A	16.694	17.474	3	16.883	17.716	5	N/A	N/A	N/A
2016	N/A	N/A	N/A	17.474	17.203	6	17.716	17.485	4	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP American Global Small Capitalization
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.736	10.072	3	12.752	10.110	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.072	11.649	9	10.110	11.722	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.649	14.620	3	11.722	14.748	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	14.620	14.602	3	14.748	14.767	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	14.602	14.320	3	14.767	14.518	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	14.320	14.301	4	14.518	14.535	2	N/A	N/A	N/A
LVIP American Growth
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.467	11.671	3	12.482	11.715	28	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.671	13.463	9	11.715	13.548	40	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.463	17.144	7	13.548	17.295	39	N/A	N/A	N/A
2014	N/A	N/A	N/A	17.144	18.208	6	17.295	18.414	12	N/A	N/A	N/A
2015	N/A	N/A	N/A	18.208	19.040	6	18.414	19.303	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	19.040	20.402	7	19.303	20.736	3	N/A	N/A	N/A
LVIP American Growth-Income
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.956	12.166	5	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.150	11.667	4	12.166	11.711	34	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.667	13.412	9	11.711	13.496	57	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.412	17.523	8	13.496	17.677	64	N/A	N/A	N/A
2014	N/A	N/A	N/A	17.523	18.977	6	17.677	19.192	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	18.977	18.847	8	19.192	19.108	8	18.895	19.161	1*
2016	N/A	N/A	N/A	18.847	20.575	7	19.108	20.913	6	19.161	20.981	1*
LVIP American International
2010	N/A	N/A	N/A	N/A	N/A	N/A	12.092	12.259	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.244	10.303	4	12.259	10.341	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.303	11.885	7	10.341	11.959	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.885	14.142	4	11.959	14.266	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	14.142	13.473	4	14.266	13.625	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.473	12.592	4	13.625	12.767	2	13.328	12.802	1*
2016	N/A	N/A	N/A	12.592	12.757	4	12.767	12.966	1*	12.802	13.009	1*
LVIP Baron Growth Opportunities(7)
2007	10.907	10.739	7	10.606	10.774	97	10.623	10.817	211	10.626	10.826	73
2008	10.739	6.406	8	10.774	6.440	171	10.817	6.482	301	10.826	6.491	70
2009	6.406	8.686	4	6.440	8.749	121	6.482	8.829	302	6.491	8.845	26
2010	8.686	10.761	4	8.749	10.861	110	8.829	10.987	314	8.845	11.012	26
2011	10.761	10.972	4	10.861	11.096	101	10.987	11.253	261	11.012	11.285	23
2012	10.972	12.717	4	11.096	12.886	89	11.253	13.101	213	11.285	13.145	20
2013	12.717	17.459	4	12.886	17.727	84	13.101	18.068	274	13.145	18.137	18
2014	17.459	17.944	3	17.727	18.256	74	18.068	18.654	211	18.137	18.734	14
2015	17.944	16.750	3	18.256	17.075	68	18.654	17.491	180	18.734	17.575	13
2016	16.750	17.333	1*	17.075	17.705	53	17.491	18.181	151	17.575	18.278	8
LVIP BlackRock Dividend Value Managed Volatility
2007	11.370	11.601	5	11.406	11.661	71	11.451	11.736	172	11.460	11.751	23
2008	11.601	6.995	11	11.661	7.046	59	11.736	7.109	174	11.751	7.122	32
2009	6.995	8.434	6	7.046	8.511	72	7.109	8.609	179	7.122	8.629	23
2010	8.434	9.725	4	8.511	9.834	75	8.609	9.972	176	8.629	10.000	23
2011	9.725	9.264	4	9.834	9.387	58	9.972	9.542	163	10.000	9.574	23
2012	9.264	10.596	4	9.387	10.758	87	9.542	10.963	116	9.574	11.005	29
2013	10.596	12.247	5	10.758	12.459	76	10.963	12.729	140	11.005	12.784	15
2014	12.247	12.392	5	12.459	12.632	48	12.729	12.938	171	12.784	13.000	14
2015	12.392	11.528	1*	12.632	11.775	44	12.938	12.090	162	13.000	12.154	13
2016	11.528	12.619	1*	11.775	12.915	39	12.090	13.294	107	12.154	13.371	10
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	10.760	10.965	1*	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.965	9.894	5	10.640	9.927	13	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.894	9.219	5	9.927	9.273	12	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.219	7.676	14	9.273	7.741	42	N/A	N/A	N/A
2016	N/A	N/A	N/A	7.676	8.052	3	7.741	8.138	22	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	10.156	10.395	50	9.771	10.411	19	10.170	10.414	12
2014	N/A	N/A	N/A	10.395	10.153	47	10.411	10.194	35	10.414	10.203	12
2015	N/A	N/A	N/A	10.153	9.507	46	10.194	9.570	27	10.203	9.583	12
2016	N/A	N/A	N/A	9.507	9.571	36	9.570	9.658	21	9.583	9.676	12
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.264	10.138	7	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	10.042	10.074	1*	N/A	N/A	N/A	10.320	10.102	40	N/A	N/A	N/A
2011	10.074	11.047	19	10.086	11.083	87	10.102	11.128	347	10.105	11.137	83
2012	11.047	11.505	19	11.083	11.565	102	11.128	11.641	384	11.137	11.657	51
2013	11.505	10.311	41	11.565	10.385	427	11.641	10.480	1,337	11.657	10.499	146
2014	10.311	10.398	31	10.385	10.494	400	10.480	10.616	1233	10.499	10.641	138
2015	10.398	9.884	19	10.494	9.996	335	10.616	10.138	996	10.641	10.166	80
2016	9.884	10.011	18	9.996	10.144	290	10.138	10.314	857	10.166	10.348	73
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.222	8.993	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	8.993	9.391	1*	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	9.869	10.407	1*	10.085	10.433	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.407	9.788	3	10.433	9.837	37	10.267	9.847	3
2016	N/A	N/A	N/A	9.788	10.445	2	9.837	10.524	8	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility
2007	11.196	13.181	31	13.777	16.253	28	11.276	13.335	136	11.285	13.353	5
2008	13.181	7.627	254	16.253	9.423	27	13.335	7.751	158	13.353	7.765	21
2009	7.627	10.330	32	9.423	12.788	98	7.751	10.545	238	7.765	10.570	58
2010	10.330	11.247	2	12.788	13.951	106	10.545	11.533	181	10.570	11.566	29
2011	11.247	10.371	3	13.951	12.890	83	11.533	10.682	137	11.566	10.718	25
2012	10.371	11.802	3	12.890	14.698	60	10.682	12.212	121	10.718	12.259	28
2013	11.802	14.482	2	14.698	18.072	53	12.212	15.052	108	12.259	15.118	18
2014	14.482	14.917	2	18.072	18.652	45	15.052	15.575	104	15.118	15.650	19
2015	14.917	14.781	1*	18.652	18.519	41	15.575	15.502	100	15.650	15.585	21
2016	14.781	14.262	1*	18.519	17.905	40	15.502	15.026	70	15.585	15.114	17
LVIP Blended Mid Cap Managed Volatility
2007	10.599	10.922	1*	10.030	10.826	73	9.906	10.843	91	9.700	10.846	7
2008	10.922	5.413	1*	10.826	5.376	55	10.843	5.398	87	10.846	5.403	25
2009	5.413	7.856	1*	5.376	7.818	36	5.398	7.869	88	5.403	7.879	20
2010	7.856	9.774	2	7.818	9.747	108	7.869	9.835	131	7.879	9.853	18
2011	9.774	8.831	13	9.747	8.823	41	9.835	8.926	86	9.853	8.946	18
2012	8.831	9.194	2	8.823	9.204	29	8.926	9.335	70	8.946	9.361	18
2013	9.194	11.222	2	9.204	11.257	25	9.335	11.445	66	9.361	11.483	13
2014	11.222	10.169	2	11.257	10.222	31	11.445	10.419	65	11.483	10.458	12
2015	10.169	9.525	1*	10.222	9.594	27	10.419	9.803	62	10.458	9.845	20
2016	9.525	9.524	1*	9.594	9.611	26	9.803	9.845	44	9.845	9.893	20
LVIP Clarion Global Real Estate
2007	9.235	8.201	30	9.556	8.211	74	10.062	8.223	338	9.276	8.226	36
2008	8.201	4.648	21	8.211	4.663	179	8.223	4.682	487	8.226	4.686	67
2009	4.648	6.264	16	4.663	6.297	119	4.682	6.338	486	4.686	6.346	43
2010	6.264	7.224	13	6.297	7.277	111	6.338	7.343	496	6.346	7.356	42
2011	7.224	6.450	13	7.277	6.510	94	7.343	6.586	469	7.356	6.601	37
2012	6.450	7.865	12	6.510	7.954	81	6.586	8.066	441	6.601	8.089	33
2013	7.865	7.944	13	7.954	8.049	79	8.066	8.184	445	8.089	8.211	43
2014	7.944	8.845	14	8.049	8.981	64	8.184	9.154	386	8.211	9.189	41
2015	8.845	8.543	13	8.981	8.691	52	9.154	8.881	348	9.189	8.919	36
2016	8.543	8.452	10	8.691	8.617	40	8.881	8.826	274	8.919	8.869	31
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.458	9.249	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.249	9.418	11	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2007	10.096	10.407	115	10.648	10.999	686	10.167	10.529	1,990	10.175	10.542	186
2008	10.407	9.869	153	10.999	10.451	826	10.529	10.029	2,303	10.542	10.047	289
2009	9.869	11.461	120	10.451	12.161	993	10.029	11.699	2,679	10.047	11.726	305
2010	11.461	12.146	114	12.161	12.914	936	11.699	12.454	2,379	11.726	12.489	330
2011	12.146	12.770	101	12.914	13.604	806	12.454	13.153	2,106	12.489	13.196	232
2012	12.770	13.298	80	13.604	14.195	778	13.153	13.758	2,133	13.196	13.810	236
2013	13.298	12.690	79	14.195	13.573	705	13.758	13.188	1,665	13.810	13.245	210
2014	12.690	13.135	30	13.573	14.078	631	13.188	13.713	1546	13.245	13.779	194
2015	13.135	12.880	28	14.078	13.832	564	13.713	13.507	1450	13.779	13.579	163
2016	12.880	12.924	9	13.832	13.906	474	13.507	13.614	1073	13.579	13.693	139
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.030	10.028	1*	10.049	10.043	6	10.051	10.046	6
2011	10.015	9.769	5	10.028	9.801	15	10.043	9.841	139	10.046	9.849	7
2012	9.769	9.955	46	9.801	10.007	40	9.841	10.073	79	9.849	10.086	8
2013	9.955	9.807	22	10.007	9.878	136	10.073	9.968	424	10.086	9.986	54
2014	9.807	9.648	25	9.878	9.737	105	9.968	9.851	324	9.986	9.873	60
2015	9.648	9.365	15	9.737	9.471	70	9.851	9.605	188	9.873	9.632	65
2016	9.365	9.363	15	9.471	9.488	71	9.605	9.647	155	9.632	9.679	64
LVIP Delaware Foundation Aggressive Allocation(8)
2007	11.820	12.294	22	14.798	15.423	140	11.904	12.437	298	11.913	12.453	29
2008	12.294	8.027	16	15.423	10.090	128	12.437	8.157	213	12.453	8.171	36
2009	8.027	10.359	9	10.090	13.047	84	8.157	10.574	151	8.171	10.598	22
2010	10.359	11.393	9	13.047	14.378	45	10.574	11.682	137	10.598	11.715	13
2011	11.393	10.914	8	14.378	13.801	39	11.682	11.241	124	11.715	11.278	11
2012	10.914	12.090	8	13.801	15.319	35	11.241	12.509	113	11.278	12.556	8
2013	12.090	14.213	8	15.319	18.045	33	12.509	14.772	89	12.556	14.835	8
2014	14.213	14.500	7	18.045	18.446	30	14.772	15.138	58	14.835	15.210	8
2015	14.500	13.988	6	18.446	17.831	23	15.138	14.670	55	15.210	14.747	7
2016	13.988	14.446	3	17.831	18.451	18	14.670	15.218	53	14.747	15.306	6
LVIP Delaware Social Awareness
2007	11.799	11.879	35	16.332	16.475	68	11.883	12.017	135	11.892	12.032	15
2008	11.879	7.610	33	16.475	10.576	36	12.017	7.734	129	12.032	7.747	15
2009	7.610	9.663	33	10.576	13.456	63	7.734	9.864	124	7.747	9.887	18
2010	9.663	10.531	30	13.456	14.694	51	9.864	10.798	90	9.887	10.829	18
2011	10.531	10.352	29	14.694	14.473	45	10.798	10.663	67	10.829	10.698	14
2012	10.352	11.657	14	14.473	16.330	46	10.663	12.061	56	10.698	12.107	13
2013	11.657	15.450	12	16.330	21.687	50	12.061	16.058	85	12.107	16.127	11
2014	15.450	17.385	5	21.687	24.452	43	16.058	18.150	81	16.127	18.237	12
2015	17.385	16.869	5	24.452	23.774	37	18.150	17.691	65	18.237	17.785	12
2016	16.869	17.571	5	23.774	24.813	31	17.691	18.510	57	17.785	18.618	11
LVIP Delaware Special Opportunities
2007	9.511	9.119	1*	9.075	9.131	5	8.915	9.145	7	9.804	9.148	3
2008	9.119	5.644	1*	9.131	5.663	16	9.145	5.686	35	9.148	5.690	17
2009	5.644	7.191	2	5.663	7.230	25	5.686	7.277	39	5.690	7.287	8
2010	7.191	9.176	4	7.230	9.244	28	7.277	9.328	123	7.287	9.345	10
2011	9.176	8.497	4	9.244	8.577	30	9.328	8.676	81	9.345	8.696	8
2012	8.497	9.539	4	8.577	9.648	28	8.676	9.784	63	8.696	9.812	7
2013	9.539	12.466	3	9.648	12.633	23	9.784	12.844	66	9.812	12.886	6
2014	12.466	13.105	3	12.633	13.308	30	12.844	13.564	57	12.886	13.615	7
2015	13.105	12.835	3	13.308	13.059	28	13.564	13.343	36	13.615	13.401	6
2016	12.835	15.094	3	13.059	15.389	21	13.343	15.763	40	13.401	15.839	5
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.073	8.973	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	8.973	9.209	8	N/A	N/A	N/A
LVIP Dimensional International Equity Managed Volatility
2011	8.748	8.279	3	10.153	8.290	8	9.630	8.303	12	N/A	N/A	N/A
2012	8.279	9.615	3	8.290	9.646	18	8.303	9.685	19	9.067	9.693	1*
2013	9.615	10.822	3	9.646	10.879	32	9.685	10.951	69	9.693	10.966	1*
2014	10.822	9.787	3	10.879	9.859	22	10.951	9.949	60	10.966	9.967	1*
2015	9.787	9.190	3	9.859	9.275	22	9.949	9.383	98	9.967	9.405	1*
2016	9.190	9.163	3	9.275	9.266	8	9.383	9.398	64	9.405	9.424	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Core Equity 1
2007	11.364	11.791	2	11.400	11.851	34	11.444	11.928	187	11.453	11.943	16
2008	N/A	N/A	N/A	11.851	7.450	43	11.928	7.517	212	11.943	7.530	23
2009	N/A	N/A	N/A	7.450	9.091	65	7.517	9.195	259	7.530	9.216	16
2010	N/A	N/A	N/A	9.091	10.049	61	9.195	10.189	265	9.216	10.218	13
2011	N/A	N/A	N/A	10.049	9.952	52	10.189	10.117	220	10.218	10.150	12
2012	N/A	N/A	N/A	9.952	11.233	41	10.117	11.447	193	10.150	11.491	6
2013	N/A	N/A	N/A	11.233	14.651	40	11.447	14.968	185	11.491	15.032	2
2014	N/A	N/A	N/A	14.651	16.228	34	14.968	16.621	153	15.032	16.701	5
2015	N/A	N/A	N/A	16.228	15.565	26	16.621	15.982	124	16.701	16.067	4
2016	N/A	N/A	N/A	15.565	17.429	16	15.982	17.941	104	16.067	18.045	3
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.533	10.741	4	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	8.686	9.332	6	10.158	9.344	14	8.712	9.359	9	N/A	N/A	N/A
2012	9.332	10.713	6	9.344	10.748	20	9.359	10.792	15	10.289	10.801	1*
2013	10.713	13.531	5	10.748	13.602	23	10.792	13.692	91	10.801	13.710	6
2014	13.531	13.851	6	13.602	13.952	29	13.692	14.079	54	13.710	14.105	6
2015	13.851	12.512	6	13.952	12.628	32	14.079	12.775	70	14.105	12.805	11
2016	12.512	13.596	6	12.628	13.750	12	12.775	13.945	42	12.805	13.984	8
LVIP Dimensional/Vanguard Total Bond
2011	10.193	10.318	88	10.036	10.331	14	9.999	10.347	39	10.215	10.350	3
2012	10.318	10.466	2	10.331	10.500	57	10.347	10.543	117	10.350	10.551	5
2013	10.466	9.950	1*	10.500	10.003	50	10.543	10.068	98	10.551	10.082	16
2014	9.950	10.182	1*	10.003	10.256	60	10.068	10.349	108	10.082	10.368	20
2015	10.182	9.986	1*	10.256	10.079	52	10.349	10.196	260	10.368	10.220	30
2016	9.986	9.969	6	10.079	10.082	33	10.196	10.224	199	10.220	10.253	30
LVIP Franklin Templeton Global Equity Managed Volatility
2007	9.944	9.771	14	9.901	9.783	106	10.120	9.798	450	9.972	9.801	10
2008	9.771	5.948	19	9.783	5.967	221	9.798	5.991	770	9.801	5.996	64
2009	5.948	7.451	10	5.967	7.490	144	5.991	7.539	578	5.996	7.549	42
2010	7.451	7.764	10	7.490	7.820	126	7.539	7.891	592	7.549	7.905	35
2011	7.764	7.356	10	7.820	7.424	122	7.891	7.510	505	7.905	7.528	20
2012	7.356	8.718	9	7.424	8.816	108	7.510	8.941	375	7.528	8.966	29
2013	8.718	10.223	8	8.816	10.359	88	8.941	10.532	349	8.966	10.567	29
2014	10.223	9.797	8	10.359	9.947	80	10.532	10.138	315	10.567	10.177	23
2015	9.797	8.810	8	9.947	8.963	72	10.138	9.158	247	10.177	9.198	22
2016	8.810	8.822	5	8.963	8.994	53	9.158	9.212	237	9.198	9.257	22
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.983	10.273	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.388	9.256	1*	10.273	9.303	31	10.310	9.312	2
2016	N/A	N/A	N/A	9.256	10.087	1*	9.303	10.163	9	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	10.938	11.526	16	10.972	11.585	464	11.015	11.660	777	11.024	11.675	128
2008	11.526	9.191	57	11.585	9.257	600	11.660	9.340	1,268	11.675	9.356	121
2009	9.191	11.220	60	9.257	11.323	652	9.340	11.453	1,689	9.356	11.479	99
2010	11.220	12.123	288	11.323	12.259	551	11.453	12.431	1,640	11.479	12.465	102
2011	12.123	12.290	276	12.259	12.453	590	12.431	12.659	1,392	12.465	12.701	101
2012	12.290	13.192	273	12.453	13.393	604	12.659	13.649	1,619	12.701	13.700	84
2013	13.192	14.155	122	13.393	14.400	521	13.649	14.712	1,360	13.700	14.775	115
2014	14.155	14.628	140	14.400	14.911	503	14.712	15.272	1207	14.775	15.345	99
2015	14.628	14.019	129	14.911	14.318	460	15.272	14.702	880	15.345	14.779	97
2016	14.019	14.394	103	14.318	14.731	407	14.702	15.163	770	14.779	15.251	67

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Growth Allocation Managed Risk
2007	11.857	12.732	508	11.895	12.797	1,328	11.941	12.880	3,079	11.951	12.896	196
2008	12.732	8.288	31	12.797	8.348	1,698	12.880	8.423	3,607	12.896	8.438	332
2009	8.288	10.457	25	8.348	10.553	1,619	8.423	10.674	3,960	8.438	10.699	360
2010	10.457	11.524	23	10.553	11.653	1,433	10.674	11.816	3,443	10.699	11.849	315
2011	11.524	11.267	23	11.653	11.417	1,339	11.816	11.606	3,293	11.849	11.644	289
2012	11.267	12.025	28	11.417	12.208	1,254	11.606	12.442	2,712	11.644	12.489	196
2013	12.025	13.350	222	12.208	13.581	1,089	12.442	13.875	2,610	12.489	13.935	220
2014	13.350	13.505	202	13.581	13.766	1053	13.875	14.100	2207	13.935	14.167	197
2015	13.505	12.717	6	13.766	12.989	959	14.100	13.337	1805	14.167	13.408	163
2016	12.717	13.025	6	12.989	13.330	880	13.337	13.721	1424	13.408	13.801	153
LVIP Global Income
2009	N/A	N/A	N/A	10.112	10.661	4	10.103	10.673	40	10.444	10.682	3
2010	10.649	11.421	1*	10.661	11.457	34	10.673	11.498	105	10.682	11.514	3
2011	11.421	11.287	6	11.457	11.346	36	11.498	11.415	160	11.514	11.436	14
2012	11.287	11.885	5	11.346	11.971	41	11.415	12.074	152	11.436	12.103	16
2013	11.885	11.293	1*	11.971	11.398	51	12.074	11.524	173	12.103	11.557	6
2014	11.293	11.256	1*	11.398	11.383	37	11.524	11.538	175	11.557	11.577	15
2015	11.256	10.783	1*	11.383	10.926	20	11.538	11.103	183	11.577	11.146	13
2016	N/A	N/A	N/A	10.926	10.759	18	11.103	10.961	148	11.146	11.008	6
LVIP Global Moderate Allocation Managed Risk
2007	11.447	12.230	96	11.483	12.293	1,377	11.528	12.372	4,178	11.537	12.388	309
2008	12.230	8.774	121	12.293	8.837	1,683	12.372	8.916	6,115	12.388	8.932	297
2009	8.774	10.985	190	8.837	11.085	1,544	8.916	11.213	6,456	8.932	11.238	285
2010	10.985	12.025	98	11.085	12.159	1,346	11.213	12.330	5,783	11.238	12.364	171
2011	12.025	11.894	85	12.159	12.052	1,151	12.330	12.251	5,027	12.364	12.291	199
2012	11.894	12.745	79	12.052	12.940	1,085	12.251	13.187	4,548	12.291	13.237	227
2013	12.745	13.940	39	12.940	14.181	922	13.187	14.488	3,943	13.237	14.550	191
2014	13.940	14.194	23	14.181	14.469	841	14.488	14.819	3421	14.550	14.890	110
2015	14.194	13.410	23	14.469	13.697	757	14.819	14.063	2748	14.890	14.138	88
2016	13.410	13.680	22	13.697	14.001	641	14.063	14.411	2210	14.138	14.495	70
LVIP Government Money Market
2007	10.290	10.561	217	10.115	10.402	1,123	10.363	10.684	2,132	10.371	10.697	217
2008	10.561	10.568	57	10.402	10.430	1,844	10.684	10.739	3,279	10.697	10.758	409
2009	10.568	10.368	45	10.430	10.252	542	10.739	10.583	1,923	10.758	10.607	430
2010	10.368	10.167	54	10.252	10.074	497	10.583	10.425	1,191	10.607	10.453	348
2011	10.167	9.968	87	10.074	9.897	335	10.425	10.267	1,034	10.453	10.301	117
2012	9.968	9.773	84	9.897	9.723	505	10.267	10.112	1,296	10.301	10.150	88
2013	9.773	9.582	66	9.723	9.552	356	10.112	9.959	1,067	10.150	10.001	64
2014	9.582	9.395	47	9.552	9.384	395	9.959	9.808	1086	10.001	9.855	102
2015	9.395	9.211	18	9.384	9.219	267	9.808	9.660	1040	9.855	9.710	96
2016	9.211	9.031	9	9.219	9.056	189	9.660	9.514	792	9.710	9.568	38
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	10.186	10.809	3	10.198	10.825	20	10.273	10.827	1*
2006	9.950	11.209	1*	10.809	11.244	5	10.825	11.288	53	10.827	11.297	1*
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	10.944	11.430	4	11.161	11.446	1*	N/A	N/A	N/A
2006	11.426	12.298	1*	11.430	12.336	7	11.446	12.385	27	12.239	12.395	14
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.081	9.579	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.579	10.446	2	N/A	N/A	N/A
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	9.923	10.262	3	10.047	10.287	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.262	9.181	3	10.287	9.227	3	10.062	9.237	3
2016	N/A	N/A	N/A	9.181	9.546	2	9.227	9.617	3	9.237	9.632	3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.722	10.809	5	N/A	N/A	N/A
2011	10.778	10.833	4	10.792	10.868	299	10.809	10.912	318	10.812	10.921	7
2012	10.833	12.172	3	10.868	12.236	140	10.912	12.316	300	10.921	12.332	8
2013	12.172	12.683	2	12.236	12.775	70	12.316	12.891	194	12.332	12.914	18
2014	12.683	12.753	2	12.775	12.871	35	12.891	13.021	187	12.914	13.051	20
2015	12.753	11.978	2	12.871	12.114	35	13.021	12.285	98	13.051	12.320	7
2016	11.978	13.265	2	12.114	13.442	36	12.285	13.666	104	12.320	13.711	6
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	10.079	9.347	4	9.111	9.361	5	10.324	9.364	4
2008	6.575	6.027	1*	9.347	6.046	33	9.361	6.071	42	9.364	6.076	5
2009	6.027	7.346	2	6.046	7.385	11	6.071	7.433	26	6.076	7.443	3
2010	7.346	8.961	3	7.385	9.027	21	7.433	9.109	51	7.443	9.125	3
2011	8.961	8.608	3	9.027	8.688	22	9.109	8.789	62	9.125	8.809	21
2012	8.608	9.574	3	8.688	9.682	22	8.789	9.819	40	8.809	9.846	19
2013	9.574	11.623	3	9.682	11.778	30	9.819	11.975	33	9.846	12.015	16
2014	11.623	12.287	3	11.778	12.476	27	11.975	12.716	50	12.015	12.765	15
2015	12.287	11.085	2	12.476	11.278	24	12.716	11.523	66	12.765	11.573	6
2016	11.085	11.922	2	11.278	12.153	27	11.523	12.449	27	11.573	12.509	3
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	10.042	10.425	1*	10.283	10.440	3	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.425	7.772	11	10.440	7.802	19	8.523	7.809	1*
2009	N/A	N/A	N/A	7.772	9.472	11	7.802	9.534	30	7.809	9.546	2
2010	N/A	N/A	N/A	9.472	10.344	9	9.534	10.437	26	9.546	10.456	1*
2011	N/A	N/A	N/A	10.344	10.260	10	10.437	10.378	27	10.456	10.402	1*
2012	N/A	N/A	N/A	10.260	10.911	10	10.378	11.064	26	10.402	11.095	1*
2013	N/A	N/A	N/A	10.911	11.644	8	11.064	11.837	20	11.095	11.877	1*
2014	N/A	N/A	N/A	11.644	11.953	8	11.837	12.182	19	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.953	11.522	8	12.182	11.772	13	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.522	11.789	9	11.772	12.075	13	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	9.933	10.271	1*	9.548	10.287	9	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.271	7.357	138	10.287	7.387	78	8.125	7.393	1*
2009	7.524	9.010	4	7.357	9.057	143	7.387	9.117	81	7.393	9.129	16
2010	N/A	N/A	N/A	9.057	9.941	124	9.117	10.031	80	9.129	10.050	15
2011	N/A	N/A	N/A	9.941	9.759	123	10.031	9.872	79	10.050	9.895	1*
2012	N/A	N/A	N/A	9.759	10.361	121	9.872	10.508	92	9.895	10.538	1*
2013	N/A	N/A	N/A	10.361	11.281	25	10.508	11.469	162	10.538	11.507	1*
2014	N/A	N/A	N/A	11.281	11.537	25	11.469	11.758	133	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.537	11.053	21	11.758	11.293	67	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.053	11.311	20	11.293	11.587	57	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	9.923	10.377	3	9.566	10.393	6	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.377	7.037	3	10.393	7.066	25	7.839	7.072	1*
2009	N/A	N/A	N/A	7.037	8.823	94	7.066	8.881	64	7.072	8.892	4
2010	N/A	N/A	N/A	8.823	9.728	16	8.881	9.816	63	8.892	9.833	4
2011	N/A	N/A	N/A	9.728	9.476	19	9.816	9.587	77	9.833	9.608	4
2012	N/A	N/A	N/A	9.476	10.018	15	9.587	10.159	80	9.608	10.188	4
2013	N/A	N/A	N/A	10.018	11.163	13	10.159	11.349	105	10.188	11.386	4
2014	N/A	N/A	N/A	11.163	11.391	13	11.349	11.610	60	11.386	11.654	2
2015	N/A	N/A	N/A	11.391	10.863	12	11.610	11.100	60	11.654	11.147	2
2016	N/A	N/A	N/A	10.863	11.038	12	11.100	11.307	22	11.147	11.361	2
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	10.316	10.203	3	10.284	10.219	2	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.203	6.442	1*	10.219	6.468	52	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.442	8.265	1*	6.468	8.320	29	N/A	N/A	N/A
2010	N/A	N/A	N/A	8.265	9.205	2	8.320	9.288	30	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.205	8.886	1*	9.288	8.989	27	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.886	9.326	1*	8.989	9.457	16	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.326	10.648	1*	9.457	10.825	31	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.648	10.795	1*	10.825	11.001	32	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.795	10.235	1*	11.001	10.457	31	11.242	10.502	1*
2016	N/A	N/A	N/A	10.235	10.409	1*	10.457	10.662	19	10.502	10.713	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	9.956	10.036	16	9.826	10.052	26	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.036	9.133	21	10.052	9.171	31	10.057	9.179	1*
2015	N/A	N/A	N/A	9.133	8.959	33	9.171	9.018	64	9.179	9.030	4
2016	N/A	N/A	N/A	8.959	8.662	18	9.018	8.742	15	9.030	8.758	1*
LVIP MFS International Growth
2007	N/A	N/A	N/A	9.831	11.135	82	9.897	11.153	146	10.339	11.156	6
2008	9.929	5.552	2	11.135	5.570	79	11.153	5.593	213	11.156	5.597	47
2009	5.552	7.375	31	5.570	7.413	102	5.593	7.462	269	5.597	7.472	48
2010	7.375	8.156	4	7.413	8.215	186	7.462	8.290	262	7.472	8.305	36
2011	8.156	7.187	4	8.215	7.253	102	8.290	7.338	147	8.305	7.354	27
2012	7.187	8.391	4	7.253	8.485	77	7.338	8.605	138	7.354	8.630	21
2013	8.391	9.320	4	8.485	9.444	83	8.605	9.602	146	8.630	9.634	33
2014	9.320	8.652	4	9.444	8.785	84	9.602	8.954	137	9.634	8.988	29
2015	8.652	8.570	4	8.785	8.718	63	8.954	8.908	104	8.988	8.947	26
2016	8.570	8.518	4	8.718	8.683	67	8.908	8.895	108	8.947	8.938	18
LVIP MFS Value
2007	9.846	9.686	1*	10.002	9.698	25	9.979	9.713	35	9.328	9.716	3
2008	9.686	6.412	1*	9.698	6.433	148	9.713	6.459	176	9.716	6.464	18
2009	6.412	7.584	27	6.433	7.624	132	6.459	7.674	318	6.464	7.684	67
2010	7.584	8.275	36	7.624	8.335	149	7.674	8.411	328	7.684	8.426	70
2011	8.275	8.083	53	8.335	8.157	130	8.411	8.252	271	8.426	8.271	49
2012	8.083	9.194	49	8.157	9.297	92	8.252	9.429	201	8.271	9.455	44
2013	9.194	12.222	49	9.297	12.384	107	9.429	12.591	307	9.455	12.633	49
2014	12.222	13.205	48	12.384	13.408	86	12.591	13.666	248	12.633	13.718	40
2015	13.205	12.841	3	13.408	13.064	70	13.666	13.349	188	13.718	13.407	39
2016	12.841	14.322	3	13.064	14.599	78	13.349	14.955	197	13.407	15.027	39
LVIP Mondrian International Value
2007	14.078	15.346	15	21.827	23.840	124	14.178	15.524	421	14.189	15.544	58
2008	15.346	9.505	15	23.840	14.795	106	15.524	9.659	440	15.544	9.676	53
2009	9.505	11.266	25	14.795	17.571	77	9.659	11.500	416	9.676	11.526	38
2010	11.266	11.287	18	17.571	17.640	71	11.500	11.573	383	11.526	11.606	26
2011	11.287	10.570	18	17.640	16.553	65	11.573	10.888	361	11.606	10.924	22
2012	10.570	11.329	3	16.553	17.776	60	10.888	11.721	311	10.924	11.766	22
2013	11.329	13.499	8	17.776	21.224	102	11.721	14.030	526	11.766	14.090	43
2014	13.499	12.865	7	21.224	20.268	89	14.030	13.432	506	14.090	13.496	42
2015	12.865	12.104	4	20.268	19.107	80	13.432	12.694	435	13.496	12.761	41
2016	12.104	12.311	3	19.107	19.472	57	12.694	12.969	362	12.761	13.044	32
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	8.933	8.933	1*	9.306	8.970	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	8.970	9.321	4	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	9.971	9.874	12	9.977	9.887	12	9.983	9.903	19	N/A	N/A	N/A
2015	9.874	9.816	17	9.887	9.848	44	9.903	9.888	443	9.969	9.897	4
2016	9.816	9.850	6	9.848	9.902	90	9.888	9.967	239	9.897	9.981	1*
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.107	11.058	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.161	11.474	2	11.058	11.521	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.474	10.689	2	11.521	10.760	6	11.324	10.774	3
2016	N/A	N/A	N/A	10.689	11.151	2	10.760	11.253	6	10.774	11.273	3
LVIP SSGA Bond Index
2008	9.999	10.438	17	10.053	10.448	269	10.052	10.462	767	10.059	10.465	71
2009	10.438	10.667	44	10.448	10.699	537	10.462	10.740	1,647	10.465	10.748	131
2010	10.667	11.052	35	10.699	11.108	588	10.740	11.178	1,793	10.748	11.192	99
2011	11.052	11.606	21	11.108	11.688	564	11.178	11.791	1,572	11.192	11.812	97
2012	11.606	11.786	21	11.688	11.893	617	11.791	12.028	1,511	11.812	12.055	89
2013	11.786	11.227	23	11.893	11.352	523	12.028	11.510	1,505	12.055	11.542	76
2014	11.227	11.609	24	11.352	11.761	482	11.510	11.954	1422	11.542	11.993	53
2015	11.609	11.379	28	11.761	11.551	448	11.954	11.771	1389	11.993	11.815	40
2016	11.379	11.381	28	11.551	11.576	413	11.771	11.825	1445	11.815	11.876	47

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.443	10.534	28	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.534	11.286	37	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.286	11.839	32	11.565	11.859	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.839	12.177	33	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.177	11.847	58	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.860	12.024	11	11.847	12.218	32	N/A	N/A	N/A
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.385	10.459	28	10.396	10.496	56	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.459	11.103	28	10.496	11.171	137	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.103	11.647	31	11.171	11.747	94	11.389	11.767	3
2014	11.461	11.937	3	11.647	12.043	30	11.747	12.176	90	11.767	12.203	3
2015	11.937	11.454	3	12.043	11.579	30	12.176	11.737	78	12.203	11.769	109
2016	11.454	11.965	25	11.579	12.120	26	11.737	12.316	92	11.769	12.355	107
LVIP SSGA Developed International 150
2008	5.921	6.247	2	9.673	6.254	95	9.407	6.262	150	9.371	6.263	41
2009	6.247	8.838	8	6.254	8.865	106	6.262	8.898	297	6.263	8.905	36
2010	8.838	9.269	15	8.865	9.316	124	8.898	9.375	321	8.905	9.387	26
2011	9.269	7.963	16	9.316	8.019	131	9.375	8.090	302	9.387	8.104	15
2012	7.963	8.848	17	8.019	8.929	122	8.090	9.030	292	8.104	9.051	14
2013	8.848	10.409	16	8.929	10.524	117	9.030	10.671	259	9.051	10.700	11
2014	10.409	10.269	16	10.524	10.403	122	10.671	10.574	260	10.700	10.609	7
2015	10.269	9.609	16	10.403	9.755	121	10.574	9.940	238	10.609	9.977	10
2016	9.609	10.310	17	9.755	10.487	110	9.940	10.713	251	9.977	10.759	6
LVIP SSGA Emerging Markets 100
2008	5.388	6.039	2	9.882	6.046	84	9.734	6.053	110	9.742	6.055	30
2009	6.039	11.216	15	6.046	11.250	226	6.053	11.293	359	6.055	11.302	55
2010	11.216	14.012	5	11.250	14.082	160	11.293	14.169	307	11.302	14.189	46
2011	14.012	11.653	7	14.082	11.735	136	14.169	11.837	275	14.189	11.860	37
2012	11.653	12.836	11	11.735	12.953	108	11.837	13.098	264	11.860	13.130	20
2013	12.836	12.195	11	12.953	12.330	104	13.098	12.500	259	13.130	12.537	15
2014	12.195	11.522	12	12.330	11.673	106	12.500	11.863	232	12.537	11.904	13
2015	11.522	9.345	12	11.673	9.487	110	11.863	9.665	247	11.904	9.704	11
2016	9.345	10.549	12	9.487	10.730	98	9.665	10.959	241	9.704	11.008	6
LVIP SSGA Global Tactical Allocation Managed Volatility(11)
2007	12.375	13.434	615	12.414	13.503	250	12.463	13.590	526	12.473	13.607	9
2008	13.434	7.819	5	13.503	7.875	242	13.590	7.946	508	13.607	7.960	20
2009	N/A	N/A	N/A	7.875	10.091	86	7.946	10.207	404	7.960	10.231	16
2010	9.999	10.632	57	10.091	10.751	61	10.207	10.902	371	10.231	10.933	15
2011	10.632	10.418	57	10.751	10.555	75	10.902	10.730	508	10.933	10.766	21
2012	10.418	11.322	57	10.555	11.495	75	10.730	11.715	500	10.766	11.759	22
2013	N/A	N/A	N/A	11.495	12.366	93	11.715	12.634	449	11.759	12.689	23
2014	N/A	N/A	N/A	12.366	12.596	83	12.634	12.901	439	12.689	12.963	22
2015	N/A	N/A	N/A	12.596	11.536	83	12.901	11.845	236	12.963	11.908	22
2016	N/A	N/A	N/A	11.536	11.938	62	11.845	12.288	183	11.908	12.360	17
LVIP SSGA International Index
2008	6.091	6.383	2	9.604	6.390	97	9.601	6.398	153	9.384	6.400	35
2009	6.383	7.980	42	6.390	8.004	155	6.398	8.034	411	6.400	8.040	49
2010	7.980	8.352	17	8.004	8.394	173	8.034	8.447	473	8.040	8.458	39
2011	8.352	7.156	12	8.394	7.206	255	8.447	7.270	555	8.458	7.283	28
2012	7.156	8.264	11	7.206	8.338	221	7.270	8.433	497	7.283	8.452	26
2013	8.264	9.776	13	8.338	9.885	258	8.433	10.022	739	8.452	10.050	35
2014	9.776	9.000	13	9.885	9.118	275	10.022	9.268	707	10.050	9.298	31
2015	9.000	8.693	13	9.118	8.824	255	9.268	8.992	637	9.298	9.026	23
2016	8.693	8.583	14	8.824	8.731	241	8.992	8.919	649	9.026	8.957	18
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	10.137	9.153	1*	10.185	9.177	5	10.111	9.181	1*
2015	N/A	N/A	N/A	9.153	8.653	7	9.177	8.696	82	9.181	8.705	4
2016	N/A	N/A	N/A	8.653	8.175	9	8.696	8.237	28	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Large Cap 100
2008	6.890	6.958	4	9.791	6.965	141	9.473	6.975	242	9.722	6.976	51
2009	6.958	9.205	13	6.965	9.233	196	6.975	9.268	612	6.976	9.275	80
2010	9.205	10.728	17	9.233	10.782	218	9.268	10.850	664	9.275	10.863	42
2011	10.728	10.732	16	10.782	10.808	211	10.850	10.903	568	10.863	10.923	35
2012	10.732	11.777	15	10.808	11.883	186	10.903	12.018	460	10.923	12.046	30
2013	11.777	15.641	14	11.883	15.814	166	12.018	16.034	429	12.046	16.078	31
2014	15.641	17.851	12	15.814	18.085	147	16.034	18.383	370	16.078	18.443	17
2015	17.851	16.639	12	18.085	16.891	130	18.383	17.211	312	18.443	17.276	16
2016	16.639	19.771	11	16.891	20.110	108	17.211	20.543	316	17.276	20.631	11
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.571	10.888	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.888	11.388	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.394	10.539	1*	11.388	10.608	36	11.221	10.623	2
2016	N/A	N/A	N/A	10.539	11.171	1*	10.608	11.273	6	N/A	N/A	N/A
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.621	10.657	10
2011	N/A	N/A	N/A	10.643	10.403	18	N/A	N/A	N/A	10.657	10.448	10
2012	N/A	N/A	N/A	10.403	11.386	31	11.014	11.455	16	10.448	11.469	56
2013	N/A	N/A	N/A	11.386	12.545	41	11.455	12.653	55	11.469	12.674	56
2014	N/A	N/A	N/A	12.545	12.833	53	12.653	12.975	53	12.674	13.004	55
2015	N/A	N/A	N/A	12.833	12.388	51	12.975	12.557	49	13.004	12.591	45
2016	N/A	N/A	N/A	12.388	12.942	28	12.557	13.152	53	12.591	13.194	45
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.546	10.362	5	10.557	10.399	79	N/A	N/A	N/A
2012	11.032	11.168	114	10.362	11.222	5	10.399	11.290	50	11.208	11.304	9
2013	11.168	12.319	179	11.222	12.403	296	11.290	12.510	664	11.304	12.531	50
2014	12.319	12.714	140	12.403	12.827	272	12.510	12.969	615	12.531	12.998	48
2015	12.714	12.095	138	12.827	12.227	240	12.969	12.394	514	12.998	12.427	55
2016	12.095	12.923	3	12.227	13.090	202	12.394	13.302	427	12.427	13.345	45
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	10.549	10.781	6	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.781	10.294	8	N/A	N/A	N/A	N/A	N/A	N/A
2012	10.358	11.326	223	10.294	11.381	23	11.074	11.450	24	11.158	11.464	1*
2013	N/A	N/A	N/A	11.381	12.802	12	11.450	12.912	10	11.464	12.934	3
2014	12.382	12.930	3	12.802	13.045	12	12.912	13.190	9	12.934	13.219	2
2015	12.930	12.385	3	13.045	12.520	11	13.190	12.691	8	13.219	12.725	2
2016	12.385	13.002	2	12.520	13.170	33	12.691	13.384	8	12.725	13.427	2
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.719	10.852	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.841	10.435	2	10.852	10.472	13	10.855	10.480	9
2012	N/A	N/A	N/A	10.435	11.388	2	10.472	11.457	13	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.388	12.849	8	11.457	12.959	27	N/A	N/A	N/A
2014	12.762	13.136	21	12.849	13.253	8	12.959	13.400	30	12.807	13.430	1*
2015	13.136	12.397	21	13.253	12.532	9	13.400	12.703	18	13.430	12.737	1*
2016	N/A	N/A	N/A	12.532	13.563	6	12.703	13.783	153	12.737	13.827	1*
LVIP SSGA S&P 500 Index(12)
2007	11.283	11.219	556	11.410	11.277	42	11.464	11.350	63	11.639	11.364	48
2008	11.219	6.890	565	11.277	6.939	202	11.350	7.001	456	11.364	7.014	98
2009	6.890	8.495	612	6.939	8.573	363	7.001	8.671	933	7.014	8.691	136
2010	8.495	9.529	217	8.573	9.636	369	8.671	9.771	986	8.691	9.798	130
2011	9.529	9.490	279	9.636	9.615	447	9.771	9.775	965	9.798	9.807	87
2012	9.490	10.731	16	9.615	10.894	344	9.775	11.102	906	9.807	11.144	85
2013	10.731	13.850	62	10.894	14.089	546	11.102	14.394	1,335	11.144	14.456	148
2014	13.850	15.360	64	14.089	15.657	549	14.394	16.036	1275	14.456	16.113	125
2015	15.360	15.194	58	15.657	15.519	470	16.036	15.934	1158	16.113	16.018	92
2016	15.194	16.603	48	15.519	16.991	355	15.934	17.490	1045	16.018	17.591	96

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Small-Cap Index
2007	9.397	9.125	5	10.077	9.136	11	9.913	9.150	38	9.057	9.153	4
2008	9.125	5.891	6	9.136	5.910	90	9.150	5.934	218	9.153	5.939	46
2009	5.891	7.258	50	5.910	7.297	125	5.934	7.344	322	5.939	7.354	48
2010	7.258	8.955	11	7.297	9.021	114	7.344	9.102	320	7.354	9.119	32
2011	8.955	8.356	9	9.021	8.434	188	9.102	8.532	360	9.119	8.552	25
2012	8.356	9.469	8	8.434	9.577	133	8.532	9.712	334	8.552	9.739	21
2013	9.469	12.769	20	9.577	12.939	240	9.712	13.155	541	9.739	13.198	26
2014	12.769	13.068	19	12.939	13.269	177	13.155	13.524	455	13.198	13.576	28
2015	13.068	12.175	19	13.269	12.387	158	13.524	12.656	380	13.576	12.711	25
2016	12.175	14.366	12	12.387	14.645	127	12.656	15.001	334	12.711	15.074	20
LVIP SSGA Small-Mid Cap 200
2008	6.938	7.209	1*	10.149	7.216	45	9.697	7.225	81	10.120	7.227	16
2009	7.209	10.690	4	7.216	10.722	53	7.225	10.763	205	7.227	10.772	18
2010	10.690	13.353	5	10.722	13.420	137	10.763	13.505	190	10.772	13.522	25
2011	13.353	12.767	5	13.420	12.857	51	13.505	12.971	134	13.522	12.994	14
2012	12.767	14.209	8	12.857	14.338	46	12.971	14.501	112	12.994	14.534	6
2013	14.209	18.685	7	14.338	18.892	46	14.501	19.155	114	14.534	19.208	9
2014	18.685	19.056	7	18.892	19.305	43	19.155	19.623	95	19.208	19.687	5
2015	19.056	17.356	7	19.305	17.619	40	19.623	17.953	99	19.687	18.021	4
2016	17.356	22.076	7	17.619	22.455	35	17.953	22.939	103	18.021	23.037	5
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.599	11.155	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.229	10.760	2	11.155	10.804	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.760	9.627	6	10.804	9.690	24	10.988	9.703	1*
2016	N/A	N/A	N/A	9.627	10.884	16	9.690	10.983	5	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock
2007	10.082	9.899	38	10.112	9.911	24	9.840	9.927	73	10.203	9.930	1*
2008	9.899	5.629	4	9.911	5.647	16	9.927	5.670	79	9.930	5.674	21
2009	5.629	7.875	5	5.647	7.916	43	5.670	7.968	314	5.674	7.978	68
2010	7.875	8.988	5	7.916	9.053	73	7.968	9.135	425	7.978	9.152	49
2011	8.988	8.643	5	9.053	8.723	56	9.135	8.824	353	9.152	8.845	47
2012	8.643	9.998	5	8.723	10.111	62	8.824	10.254	283	8.845	10.283	44
2013	9.998	13.593	5	10.111	13.774	75	10.254	14.004	276	10.283	14.050	40
2014	13.593	14.449	5	13.774	14.670	73	14.004	14.952	316	14.050	15.009	35
2015	14.449	15.642	5	14.670	15.914	83	14.952	16.261	372	15.009	16.331	35
2016	15.642	15.508	1*	15.914	15.809	67	16.261	16.194	295	16.331	16.272	27
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	11.706	13.000	7	15.788	17.569	16	11.789	13.152	127	11.932	13.169	2
2008	13.000	7.273	7	17.569	9.849	33	13.152	7.391	125	13.169	7.405	22
2009	7.273	10.407	5	9.849	14.120	24	7.391	10.623	137	7.405	10.648	26
2010	10.407	13.063	4	14.120	17.760	26	10.623	13.395	116	10.648	13.433	27
2011	13.063	12.277	4	17.760	16.725	24	13.395	12.646	140	13.433	12.689	22
2012	12.277	13.962	3	16.725	19.058	24	12.646	14.446	114	12.689	14.502	21
2013	13.962	18.401	3	19.058	25.168	27	14.446	19.125	94	14.502	19.209	21
2014	18.401	20.076	3	25.168	27.513	25	19.125	20.960	78	19.209	21.062	8
2015	20.076	20.042	3	27.513	27.522	26	20.960	21.019	80	21.062	21.132	8
2016	20.042	21.076	1*	27.522	29.000	20	21.019	22.204	66	21.132	22.334	9
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.515	9.691	25	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	10.082	9.338	4	9.976	9.353	11	8.938	9.356	6
2012	N/A	N/A	N/A	9.338	10.536	10	9.353	10.579	29	9.356	10.588	8
2013	N/A	N/A	N/A	10.536	13.473	14	10.579	13.562	52	10.588	13.580	3
2014	N/A	N/A	N/A	13.473	14.812	14	13.562	14.947	73	13.580	14.974	2
2015	15.136	14.333	5	14.812	14.466	14	14.947	14.635	103	14.974	14.669	2
2016	14.333	15.716	5	14.466	15.893	28	14.635	16.119	128	14.669	16.164	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	10.231	8.332	5	8.899	8.345	16	9.276	8.348	2
2012	8.734	9.710	5	8.332	9.742	12	8.345	9.781	20	8.348	9.789	4
2013	9.710	10.894	5	9.742	10.951	21	9.781	11.024	42	9.789	11.038	4
2014	10.894	10.157	5	10.951	10.231	25	11.024	10.324	51	11.038	10.343	3
2015	10.157	9.638	9	10.231	9.728	15	10.324	9.841	78	10.343	9.864	3
2016	9.638	9.774	9	9.728	9.885	7	9.841	10.025	78	9.864	10.053	3
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.331	10.132	12	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.338	9.460	4	10.132	9.498	21	10.420	9.506	1*
2016	N/A	N/A	N/A	9.460	10.212	4	9.498	10.278	2	9.506	10.291	1*
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	9.872	10.691	11	10.097	10.708	7	10.061	10.711	1*
2008	N/A	N/A	N/A	10.691	6.118	9	10.708	6.143	13	10.711	6.148	5
2009	6.637	8.041	1*	6.118	8.084	34	6.143	8.137	45	6.148	8.147	11
2010	8.041	9.354	1*	8.084	9.421	57	8.137	9.507	55	8.147	9.524	14
2011	9.354	8.321	1*	9.421	8.398	35	9.507	8.496	34	9.524	8.515	15
2012	8.321	9.687	1*	8.398	9.797	61	8.496	9.935	46	8.515	9.963	12
2013	9.687	12.882	1*	9.797	13.054	37	9.935	13.271	56	9.963	13.315	6
2014	12.882	14.028	1*	13.054	14.243	19	13.271	14.517	47	13.315	14.572	5
2015	14.028	15.008	1*	14.243	15.269	21	14.517	15.601	73	14.572	15.668	4
2016	15.008	14.689	1*	15.269	14.974	19	15.601	15.339	16	15.668	15.412	4
LVIP Wellington Mid-Cap Value
2007	9.550	8.617	1*	10.004	8.627	31	9.784	8.641	116	10.128	8.643	4
2008	8.617	4.996	1*	8.627	5.012	54	8.641	5.032	97	8.643	5.036	11
2009	4.996	6.957	1*	5.012	6.994	27	5.032	7.040	104	5.036	7.049	6
2010	6.957	8.429	1*	6.994	8.490	32	7.040	8.567	97	7.049	8.582	6
2011	8.429	7.473	1*	8.490	7.542	35	8.567	7.630	76	8.582	7.647	6
2012	7.473	9.069	1*	7.542	9.171	29	7.630	9.301	103	7.647	9.327	4
2013	9.069	11.896	1*	9.171	12.054	34	9.301	12.255	79	9.327	12.296	3
2014	11.896	12.595	1*	12.054	12.788	49	12.255	13.034	95	12.296	13.084	2
2015	12.595	12.128	1*	12.788	12.339	22	13.034	12.608	58	13.084	12.662	2
2016	12.128	13.408	1*	12.339	13.668	17	12.608	14.001	46	12.662	14.069	2
MFS® VIT Growth
2008	N/A	N/A	N/A	13.600	9.165	4	13.954	9.334	8	13.347	10.977	8
2009	N/A	N/A	N/A	9.165	12.361	23	9.334	12.621	11	10.977	14.850	8
2010	N/A	N/A	N/A	12.361	13.965	24	12.621	14.294	14	14.850	16.827	10
2011	N/A	N/A	N/A	13.965	13.639	24	14.294	13.995	8	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.639	15.683	25	13.995	16.133	9	N/A	N/A	N/A
2013	N/A	N/A	N/A	15.683	21.025	22	16.133	21.682	20	N/A	N/A	N/A
2014	N/A	N/A	N/A	21.025	22.444	18	21.682	23.203	12	25.137	27.370	1*
2015	N/A	N/A	N/A	22.444	23.653	17	23.203	24.514	9	27.370	28.931	1*
2016	N/A	N/A	N/A	23.653	23.737	16	24.514	24.663	15	28.931	29.122	1*
MFS® VIT Total Return(13)
2005	10.008	10.103	3	11.870	11.961	132	12.384	12.510	191	12.142	12.272	5
2006	10.103	11.055	45	11.961	13.114	229	12.510	13.750	480	12.272	13.494	14
2007	11.055	11.262	65	13.114	13.387	307	13.750	14.071	591	13.494	13.816	47
2008	11.262	8.575	48	13.387	10.213	402	14.071	10.762	621	13.816	10.573	52
2009	8.575	9.895	48	10.213	11.809	384	10.762	12.475	686	10.573	12.261	52
2010	9.895	10.633	42	11.809	12.715	319	12.475	13.466	653	12.261	13.242	53
2011	10.633	10.588	43	12.715	12.686	283	13.466	13.469	580	13.242	13.252	53
2012	10.588	11.513	42	12.686	13.822	247	13.469	14.712	542	13.252	14.482	61
2013	11.513	12.731	41	13.822	15.296	245	14.712	16.296	524	14.482	16.044	41
MFS® VIT Total Return
2016	N/A	N/A	N/A	17.770	17.884	1*	18.369	19.224	10	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS® VIT Utilities
2007	14.164	17.710	40	17.718	22.198	447	18.890	23.725	652	22.625	28.430	66
2008	17.710	10.796	38	22.198	13.559	397	23.725	14.528	635	28.430	17.417	64
2009	10.796	14.060	35	13.559	17.694	346	14.528	19.006	506	17.417	22.798	38
2010	14.060	15.644	13	17.694	19.726	323	19.006	21.242	430	22.798	25.493	30
2011	15.644	16.332	14	19.726	20.635	198	21.242	22.276	391	25.493	26.747	31
2012	16.332	18.123	11	20.635	22.945	169	22.276	24.831	359	26.747	29.830	24
2013	18.123	21.356	10	22.945	27.091	158	24.831	29.392	345	29.830	35.326	24
2014	21.356	23.542	11	27.091	29.925	136	29.392	32.548	329	35.326	39.139	25
2015	23.542	19.670	10	29.925	25.053	118	32.548	27.317	267	39.139	32.866	24
2016	19.670	21.447	9	25.053	27.371	106	27.317	29.919	225	32.866	36.014	19
Neuberger Berman AMT Mid Cap Growth(1)
2005	10.181	11.170	7	11.963	13.365	31	12.063	13.510	41	13.922	15.599	5
2006	11.170	12.558	10	13.365	15.055	70	13.510	15.256	141	15.599	17.625	19
2007	12.558	15.082	16	15.055	18.118	118	15.256	18.406	178	17.625	21.274	29
2008	15.082	8.372	18	18.118	10.077	94	18.406	10.263	145	21.274	11.868	12
2009	8.372	10.799	15	10.077	13.024	43	10.263	13.298	96	11.868	15.386	5
2010	10.799	13.665	9	13.024	16.514	36	13.298	16.903	75	15.386	19.567	4
2011	13.665	13.458	7	16.514	16.296	32	16.903	16.722	61	19.567	19.367	3
2012	13.458	14.829	1*	16.296	17.993	23	16.722	18.509	50	19.367	21.447	3
2013	14.829	16.909	1*	17.993	20.532	21	18.509	21.141	50	21.447	24.501	2
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	11.977	12.127	7	18.856	19.131	65	19.108	19.435	218	18.659	18.988	12
2008	12.127	6.440	4	19.131	10.180	61	19.435	10.368	196	18.988	10.134	10
2009	6.440	9.252	2	10.180	14.654	39	10.368	14.961	142	10.134	14.632	9
2010	9.252	11.443	2	14.654	18.161	33	14.961	18.589	125	14.632	18.188	9
2011	11.443	10.488	2	18.161	16.678	24	18.589	17.113	111	18.188	16.753	9
2012	10.488	11.877	1*	16.678	18.924	21	17.113	19.467	85	16.753	19.067	2
2013	11.877	15.955	1*	18.924	25.473	21	19.467	26.270	67	19.067	25.742	1*
2014	15.955	17.803	1*	25.473	28.481	17	26.270	29.444	54	25.742	28.868	2
2015	17.803	15.995	1*	28.481	25.641	15	29.444	26.574	46	28.868	26.067	2
2016	15.995	18.214	1*	25.641	29.255	12	26.574	30.396	39	26.067	29.831	2
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	10.976	12.487	1*	9.829	12.507	20	N/A	N/A	N/A
2010	12.472	15.190	1*	12.487	15.239	8	12.507	15.301	21	N/A	N/A	N/A
2011	15.190	13.766	1*	15.239	13.837	14	15.301	13.929	43	15.313	13.947	2
2012	13.766	14.185	1*	13.837	14.287	15	13.929	14.417	34	13.947	14.443	1*
2013	14.185	11.858	1*	14.287	11.967	16	14.417	12.106	41	N/A	N/A	N/A
2014	11.858	9.458	1*	11.967	9.565	15	12.106	9.701	41	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.565	6.983	11	9.701	7.100	39	N/A	N/A	N/A
2016	N/A	N/A	N/A	6.983	7.879	9	7.100	8.031	48	N/A	N/A	N/A
Templeton Global Bond VIP
2007	10.892	11.851	8	10.926	11.912	315	10.969	11.988	914	10.977	12.004	68
2008	11.851	12.337	15	11.912	12.425	732	11.988	12.537	2,001	12.004	12.559	162
2009	12.337	14.352	18	12.425	14.484	852	12.537	14.650	2,330	12.559	14.684	202
2010	14.352	16.100	19	14.484	16.281	736	14.650	16.509	2,068	14.684	16.555	194
2011	16.100	15.644	18	16.281	15.851	638	16.509	16.113	1,750	16.555	16.167	159
2012	15.644	17.645	18	15.851	17.914	578	16.113	18.256	1,489	16.167	18.325	140
2013	17.645	17.577	18	17.914	17.881	542	18.256	18.268	1,348	18.325	18.347	138
2014	17.577	17.545	19	17.881	17.884	492	18.268	18.317	1130	18.347	18.405	107
2015	17.545	16.457	18	17.884	16.809	451	18.317	17.259	944	18.405	17.350	94
2016	16.457	16.605	16	16.809	16.994	383	17.259	17.493	726	17.350	17.594	77

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Templeton Growth VIP
2007	12.891	12.932	23	15.733	15.815	121	17.139	17.271	321	18.670	18.824	29
2008	12.932	7.311	19	15.815	8.959	107	17.271	9.808	227	18.824	10.695	18
2009	7.311	9.395	14	8.959	11.536	63	9.808	12.661	158	10.695	13.813	17
2010	9.395	9.890	12	11.536	12.168	57	12.661	13.388	125	13.813	14.613	16
2011	9.890	9.018	11	12.168	11.117	56	13.388	12.263	104	14.613	13.391	14
2012	9.018	10.701	11	11.117	13.219	50	12.263	14.618	92	13.391	15.971	7
2013	10.701	13.723	11	13.219	16.984	32	14.618	18.829	77	15.971	20.583	5
2014	13.723	13.072	1*	16.984	16.212	19	18.829	18.017	69	20.583	19.705	5
2015	13.072	11.982	1*	16.212	14.889	15	18.017	16.589	58	19.705	18.153	4
2016	11.982	12.875	1*	14.889	16.031	12	16.589	17.905	51	18.153	19.603	4
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.

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Appendix C—Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are unavailable for purchase as of June 30, 2009. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders prior to June 30, 2009.
i4LIFE® Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see Living Benefit Riders).
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.
If you purchased the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If you Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, and applicable Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment (and Bonus Credit). Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000
Additional Purchase Payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600
Additional Purchase Payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000
On the first Benefit Year anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 x 1.05 = $125,580 + $10,400). The $10,000 Purchase Payment and $400 Bonus Credit on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	No	10
1st Benefit Year anniversary	$54,000	$54,075	No	9
2nd Benefit Year anniversary	$53,900	$56,779	No	8
3rd Benefit Year anniversary	$57,000	$59,618	No	7
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the Contract Value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. For Contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for ten years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments, including Bonus Credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).
If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for ten years, whichever event is later.
This step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.
After ten years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals x 200%), the Guaranteed Amount is increased to $374,400.
The 200% step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).
5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	$2,575
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)
After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:
Contract Value = $54,800
Guaranteed Amount = $79,800
The Contract Value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 Contract Value ($6,800 / $54,800)
Contract Value = $48,000
Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 = $69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner, is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment + $4,000 Bonus Credit
•	$104,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $93,600
•	$5,200 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% x $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions – Surrender Charges.
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments and applicable Bonus Credits made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of
$100,000 with a 4% Bonus Credit of $4,000; Initial Guaranteed Amount of $104,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
Impact of Divorce on Joint Life Option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
General Provisions
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE®Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage will provide a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000

Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional ten-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.
If you own this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements in this prospectus.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage — 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage — 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made and any Bonus Credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (3% Bonus Credit)	$51,500	$51,500
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a ten-year period. See Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts – Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum

Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the least of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
Initial Guaranteed Amount of $104,000 equals $100,000 Purchase Payment and 4% Bonus Credit
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400 - $7,000 = $75,400).
The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).
The least of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a ten-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new ten-year automatic step-up period) (the Contractowner must be eligible to elect a step-up i.e. all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up with $100,000 (and received a Bonus Credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	Upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage who decide to terminate the Lincoln SmartSecurity® Advantage rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election. Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE® Advantage.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders will limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge. The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments and any Bonus Credits. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Effective Date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments and any Bonus Credits. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and any Bonus Credit and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments, corresponding Bonus Credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.

Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit, plus 15% of that Purchase Payment and Bonus Credit.
Example:
Initial Purchase Payment and corresponding Bonus Credit	$104,000
Purchase Payment and corresponding Bonus Credit 60 days later	$10,400
Income Base	$114,400
Future Income Base (during the 1st Waiting Period)	$131,560	($114,400 x 115%)
Income Base (after 1st Waiting Period)	$131,560
New Future Income Base (during 2nd Waiting Period)	$151,294	($131,560 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit plus 15% of that Purchase Payment and corresponding Bonus Credit proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$104,000
Purchase Payment and corresponding Bonus Credit in Year 2	$10,400
New Income Base	$114,400
Future Income Base (during 1st Waiting Period-Year 2)	$130,520	($104,000 x 115%) + ($10,400 x 100%) +
		($10,400 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$130,520
New Future Income Base (during 2nd Waiting Period)	$150,098	($130,520 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments and corresponding Bonus Credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:

Income Base	$104,000	Maximum Income Base	$208,000
Purchase Payment and corresponding Bonus Credit in Year 2	$ 10,400	Increase to Maximum Income Base	$ 20,800
New Income Base	$114,400	New Maximum Income Base	$228,800
Future Income Base after Purchase Payment	$130,520	Maximum Income Base	$228,800
Income Base (after 1st Waiting Period)	$130,520
Future Income Base (during 2nd Waiting Period)	$150,098	Maximum Income Base	$228,800
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$117,468
Future Income Base	$135,088	Maximum Income Base	$205,920
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
NOTE: If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the future Income Base.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781

General Provisions of 4LATER® Advantage
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or, the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it.

Appendix D — Lincoln Life Variable Annuity Contracts Eligible for Inclusion in Owner’s Investment
The American Legacy®
American Legacy II®
American Legacy III®
American Legacy III® B Class
American Legacy III® C Share
American Legacy III® Plus
American Legacy III® View
American Legacy® Advisory
American Legacy Shareholder’s Advantage®
American Legacy Shareholder’s Advantage® A Class
American Legacy® Design
American Legacy® Signature
American Legacy® Fusion
American Legacy® Series
Multi-Fund®
Multi-Fund® 5
Lincoln ChoicePlusSM
Lincoln ChoicePlusSM Access
Lincoln ChoicePlusSM Bonus
Lincoln ChoicePlusSM II
Lincoln ChoicePlusSM II Access
Lincoln ChoicePlusSM II Bonus
Lincoln ChoicePlusSM II Advance
Lincoln ChoicePlusSM Advisory
Lincoln ChoicePlus AssuranceSM (A Share)
Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln ChoicePlus AssuranceSM (Prime)
Lincoln ChoicePlus AssuranceSM Series
Lincoln ChoicePlusSM Design
Lincoln ChoicePlusSM Rollover
Lincoln ChoicePlusSM Signature
Lincoln ChoicePlusSM Fusion
Lincoln InvestmentSolutionsSM
Lincoln InvestmentSolutionsSM RIA
Lincoln Investor Advantage®
Lincoln Investor Advantage® Advisory
Lincoln Investor Advantage® Fee-Based
Lincoln Investor Advantage® RIA
Lincoln Investor Advantage® RIA Class

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Appendix E — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

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SAI 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $606,129,776, $561,689,144 and $433,441,077 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
B-3

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the
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value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio
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rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

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Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

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Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and

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mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

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State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

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In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater

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than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past

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due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

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Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

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Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have

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to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

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With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue

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when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based

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on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

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2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

22

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

23

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

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The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

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Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

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Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

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Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

32

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

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Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

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Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

35

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

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7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

37

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

38

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

39

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

40

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

41

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

42

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

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The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

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	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

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The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

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9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

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11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

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12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

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13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

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On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a

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quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

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Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

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15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

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16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

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Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment

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options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

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Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if

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the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

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Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

62

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

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	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

65

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

66

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

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The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

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	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or

71

liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

72

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

73

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

74

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

75

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

76

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$24,528,884	$36,285	$24,565,169	$—	$2,193	$24,562,976
AB VPS International Value Portfolio Class B	2,454	—	2,454	—	—	2,454
AB VPS Large Cap Growth Portfolio Class B	9,426,990	—	9,426,990	118	840	9,426,032
AB VPS Small/Mid Cap Value Portfolio Class A	382,014	—	382,014	—	9	382,005
AB VPS Small/Mid Cap Value Portfolio Class B	191,872,929	—	191,872,929	130,776	16,959	191,725,194
Alps|Alerian Energy Infrastructure Portfolio Class I	241,035	—	241,035	—	6	241,029
Alps|Alerian Energy Infrastructure Portfolio Class III	5,468,839	19	5,468,858	—	356	5,468,502
Alps|Red Rocks Listed Private Equity Portfolio Class I	26,877	—	26,877	—	1	26,876
Alps|Red Rocks Listed Private Equity Portfolio Class III	5,435,405	—	5,435,405	14	391	5,435,000
Alps|Stadion Tactical Defensive Portfolio Class I	55,447	—	55,447	—	2	55,445
Alps|Stadion Tactical Defensive Portfolio Class III	4,510,251	62	4,510,313	—	324	4,509,989
Alps|Stadion Tactical Growth Portfolio Class III	3,972,572	—	3,972,572	—	271	3,972,301
American Century VP Balanced Fund Class II	18,445,345	—	18,445,345	152,060	1,693	18,291,592
American Century VP Inflation Protection Fund Class II	27,228	—	27,228	—	3	27,225
American Funds Asset Allocation Fund Class 1	13,813,616	—	13,813,616	—	505	13,813,111
American Funds Asset Allocation Fund Class 4	87,611,494	66,637	87,678,131	—	5,922	87,672,209
American Funds Blue Chip Income and Growth Fund Class 1	3,345,905	—	3,345,905	746	141	3,345,018
American Funds Blue Chip Income and Growth Fund Class 4	19,618,849	—	19,618,849	—	1,293	19,617,556
American Funds Bond Fund Class 1	3,654,841	—	3,654,841	—	148	3,654,693
American Funds Capital Income Builder Fund Class 1	916,529	—	916,529	—	24	916,505
American Funds Capital Income Builder Fund Class 4	26,561,590	33,427	26,595,017	—	1,745	26,593,272
American Funds Global Balanced Fund Class 1	555,879	—	555,879	—	19	555,860
American Funds Global Bond Fund Class 1	2,221,457	1,230	2,222,687	—	102	2,222,585
American Funds Global Growth Fund Class 1	2,168,745	—	2,168,745	—	82	2,168,663
American Funds Global Growth Fund Class 2	273,083,113	3,380	273,086,493	—	22,892	273,063,601
American Funds Global Growth Fund Class 4	16,810,257	15,537	16,825,794	—	1,110	16,824,684
American Funds Global Growth and Income Fund Class 1	1,471,346	179	1,471,525	—	66	1,471,459
American Funds Global Small Capitalization Fund Class 1	1,145,764	—	1,145,764	—	46	1,145,718
American Funds Global Small Capitalization Fund Class 2	378,819,802	28,313	378,848,115	—	26,074	378,822,041
American Funds Global Small Capitalization Fund Class 4	5,053,154	17,500	5,070,654	—	328	5,070,326
American Funds Growth Fund Class 1	8,098,770	—	8,098,770	45	332	8,098,393
American Funds Growth Fund Class 2	1,373,207,430	—	1,373,207,430	339,703	123,169	1,372,744,558
American Funds Growth Fund Class 4	52,029,492	59,951	52,089,443	—	3,467	52,085,976
American Funds Growth-Income Fund Class 1	4,355,998	—	4,355,998	—	171	4,355,827
American Funds Growth-Income Fund Class 2	1,857,087,056	—	1,857,087,056	218,826	147,362	1,856,720,868
American Funds Growth-Income Fund Class 4	34,696,318	48,666	34,744,984	—	2,381	34,742,603
American Funds High-Income Bond Fund Class 1	1,307,167	—	1,307,167	186	60	1,306,921

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds International Fund Class 1	$3,499,730	$591	$3,500,321	$—	$130	$3,500,191
American Funds International Fund Class 2	629,001,419	77,955	629,079,374	—	48,916	629,030,458
American Funds International Fund Class 4	15,448,086	123	15,448,209	—	1,026	15,447,183
American Funds International Growth and Income Fund Class 1	1,418,815	—	1,418,815	—	65	1,418,750
American Funds Managed Risk Asset Allocation Fund Class P1	1,208,379	—	1,208,379	—	54	1,208,325
American Funds Managed Risk Asset Allocation Fund Class P2	68,786,677	12,789	68,799,466	—	5,668	68,793,798
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	147,596	—	147,596	—	9	147,587
American Funds Managed Risk Growth Fund Class P1	117,502	—	117,502	—	5	117,497
American Funds Managed Risk Growth-Income Fund Class P1	24,078	—	24,078	—	2	24,076
American Funds Managed Risk International Fund Class P1	42,595	—	42,595	—	2	42,593
American Funds Mortgage Fund Class 1	373,863	—	373,863	—	22	373,841
American Funds Mortgage Fund Class 4	4,621,747	—	4,621,747	—	301	4,621,446
American Funds New World Fund Class 1	2,941,540	271	2,941,811	—	112	2,941,699
American Funds New World Fund Class 4	14,557,060	267	14,557,327	—	952	14,556,375
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	246,795	—	246,795	—	11	246,784
BlackRock Global Allocation V.I. Fund Class I	3,731,954	53	3,732,007	—	127	3,731,880
BlackRock Global Allocation V.I. Fund Class III	1,119,624,189	—	1,119,624,189	711,041	103,918	1,118,809,230
BlackRock iShares Alternative Strategies V.I. Fund Class I	9,323	—	9,323	—	—	9,323
BlackRock iShares Alternative Strategies V.I. Fund Class III	3,329,021	—	3,329,021	—	245	3,328,776
Catalyst Dividend Capture VA Fund	1,383,686	—	1,383,686	935	100	1,382,651
ClearBridge Variable Aggressive Growth Portfolio Class I	198,297	—	198,297	—	4	198,293
ClearBridge Variable Aggressive Growth Portfolio Class II	19,054,258	—	19,054,258	—	1,244	19,053,014
ClearBridge Variable Mid Cap Portfolio Class I	313,631	—	313,631	—	10	313,621
ClearBridge Variable Mid Cap Portfolio Class II	21,559,186	21,022	21,580,208	—	1,588	21,578,620
Delaware VIP Diversified Income Series Standard Class	4,519,360	227	4,519,587	—	179	4,519,408
Delaware VIP Diversified Income Series Service Class	1,764,344,376	494,406	1,764,838,782	—	154,519	1,764,684,263
Delaware VIP Emerging Markets Series Standard Class	243,313	—	243,313	—	6	243,307
Delaware VIP Emerging Markets Series Service Class	275,805,754	141,470	275,947,224	—	24,647	275,922,577
Delaware VIP High Yield Series Standard Class	5,329,840	—	5,329,840	—	414	5,329,426
Delaware VIP High Yield Series Service Class	140,320,430	—	140,320,430	128,189	13,048	140,179,193
Delaware VIP International Value Equity Series Standard Class	120,832	—	120,832	4	9	120,819
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,115,430	428	1,115,858	—	75	1,115,783
Delaware VIP Limited-Term Diversified Income Series Service Class	1,274,539,276	—	1,274,539,276	261,391	94,202	1,274,183,683
Delaware VIP REIT Series Standard Class	3,461,851	—	3,461,851	2	252	3,461,597

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Delaware VIP REIT Series Service Class	$171,771,104	$451	$171,771,555	$—	$15,005	$171,756,550
Delaware VIP Small Cap Value Series Standard Class	7,337,791	—	7,337,791	—	555	7,337,236
Delaware VIP Small Cap Value Series Service Class	364,699,949	—	364,699,949	352,821	32,723	364,314,405
Delaware VIP Smid Cap Growth Series Standard Class	7,382,394	—	7,382,394	—	566	7,381,828
Delaware VIP Smid Cap Growth Series Service Class	176,895,389	27,875	176,923,264	—	15,703	176,907,561
Delaware VIP U.S. Growth Series Service Class	309,319,932	110,315	309,430,247	—	19,577	309,410,670
Delaware VIP Value Series Standard Class	6,918,767	—	6,918,767	523	521	6,917,723
Delaware VIP Value Series Service Class	314,083,270	—	314,083,270	81,111	28,831	313,973,328
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,022,713	500	1,023,213	—	57	1,023,156
Deutsche Alternative Asset Allocation VIP Portfolio Class B	53,358,100	—	53,358,100	10,553	4,785	53,342,762
Deutsche Equity 500 Index VIP Portfolio Class A	5,986,299	32	5,986,331	—	536	5,985,795
Deutsche Small Cap Index VIP Portfolio Class A	3,623,418	—	3,623,418	2	312	3,623,104
Eaton Vance VT Floating-Rate Income Fund Initial Class	11,528,205	—	11,528,205	1,692	778	11,525,735
Eaton Vance VT Floating-Rate Income Fund ADV Class	2,228,096	—	2,228,096	—	50	2,228,046
Fidelity VIP Contrafund Portfolio Initial Class	1,341,995	—	1,341,995	—	30	1,341,965
Fidelity VIP Contrafund Portfolio Service Class 2	1,017,210,510	—	1,017,210,510	354,282	90,603	1,016,765,625
Fidelity VIP Growth Portfolio Initial Class	3,956,258	—	3,956,258	5	302	3,955,951
Fidelity VIP Growth Portfolio Service Class 2	161,301,167	58,321	161,359,488	—	14,569	161,344,919
Fidelity VIP Mid Cap Portfolio Initial Class	1,142,449	—	1,142,449	—	27	1,142,422
Fidelity VIP Mid Cap Portfolio Service Class 2	518,939,094	—	518,939,094	392,357	45,327	518,501,410
Fidelity VIP Strategic Income Portfolio Initial Class	458,267	—	458,267	—	10	458,257
Fidelity VIP Strategic Income Portfolio Service Class 2	7,832,245	22,715	7,854,960	—	516	7,854,444
First Trust Dorsey Wright Tactical Core Portfolio Class I	1,929,066	—	1,929,066	771	128	1,928,167
First Trust Multi Income Allocation Portfolio Class I	5,078,506	—	5,078,506	—	369	5,078,137
First Trust Multi Income Allocation Portfolio Class II	49,366	—	49,366	—	2	49,364
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	16,732,258	—	16,732,258	777	1,203	16,730,278
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	6,136	—	6,136	—	—	6,136
Franklin Founding Funds Allocation VIP Fund Class 4	6,182,498	79,995	6,262,493	—	421	6,262,072
Franklin Income VIP Fund Class 1	104,719	—	104,719	—	2	104,717
Franklin Income VIP Fund Class 2	571,592,574	—	571,592,574	195,314	48,536	571,348,724
Franklin Income VIP Fund Class 4	24,945,793	52,545	24,998,338	—	1,644	24,996,694
Franklin Mutual Shares VIP Fund Class 1	637,064	—	637,064	—	14	637,050
Franklin Mutual Shares VIP Fund Class 2	733,544,157	—	733,544,157	516,464	48,797	732,978,896
Franklin Mutual Shares VIP Fund Class 4	5,503,538	—	5,503,538	—	358	5,503,180
Franklin Rising Dividends VIP Fund Class 1	648,712	—	648,712	—	15	648,697

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Franklin Rising Dividends VIP Fund Class 4	$16,010,605	$—	$16,010,605	$102	$1,066	$16,009,437
Franklin Small Cap Value VIP Fund Class 1	382,600	—	382,600	—	9	382,591
Franklin Small Cap Value VIP Fund Class 4	5,964,086	—	5,964,086	24	393	5,963,669
Franklin Small-Mid Cap Growth VIP Fund Class 1	199,817	—	199,817	—	5	199,812
Franklin Small-Mid Cap Growth VIP Fund Class 4	3,236,531	33	3,236,564	—	210	3,236,354
Goldman Sachs VIT Large Cap Value Fund Service Shares	152,840,587	—	152,840,587	123,831	8,105	152,708,651
Goldman Sachs VIT Government Money Market Fund Institutional Shares	1,451,341	—	1,451,341	17,000	45	1,434,296
Goldman Sachs VIT Government Money Market Fund Service Shares	47,466,818	1,215	47,468,033	—	2,953	47,465,080
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	2,561,301	—	2,561,301	—	173	2,561,128
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	56,610	—	56,610	—	2	56,608
Goldman Sachs VIT Strategic Income Fund Advisor Shares	5,058,915	—	5,058,915	—	345	5,058,570
Goldman Sachs VIT Strategic Income Fund Institutional Shares	24,557	—	24,557	—	1	24,556
Guggenheim Long Short Equity Fund	3,383,705	—	3,383,705	—	209	3,383,496
Guggenheim Multi-Hedge Strategies Fund	4,189,891	—	4,189,891	47,188	267	4,142,436
Hartford Capital Appreciation HLS Fund Class IA	81,464	—	81,464	—	2	81,462
Hartford Capital Appreciation HLS Fund Class IC	8,570,201	79,705	8,649,906	—	602	8,649,304
Invesco V.I. American Franchise Fund Series I	2,457,575	—	2,457,575	5	193	2,457,377
Invesco V.I. American Franchise Fund Series II	1,262,161	—	1,262,161	—	119	1,262,042
Invesco V.I. Balanced-Risk Allocation Fund Series I	179,473	—	179,473	—	4	179,469
Invesco V.I. Balanced-Risk Allocation Fund Series II	11,501,368	—	11,501,368	—	773	11,500,595
Invesco V.I. Comstock Fund Series I	127,174	—	127,174	—	3	127,171
Invesco V.I. Comstock Fund Series II	3,609,351	—	3,609,351	—	220	3,609,131
Invesco V.I. Core Equity Fund Series I	6,615,980	—	6,615,980	393	531	6,615,056
Invesco V.I. Core Equity Fund Series II	1,584,588	—	1,584,588	6	140	1,584,442
Invesco V.I. Diversified Dividend Fund Series I	31,900	—	31,900	—	1	31,899
Invesco V.I. Diversified Dividend Fund Series II	16,088,921	—	16,088,921	—	1,034	16,087,887
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	28,708	—	28,708	—	1	28,707
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	15,592,310	32,158	15,624,468	—	1,055	15,623,413
Invesco V.I. Equity and Income Fund Series I	18,139	—	18,139	—	—	18,139
Invesco V.I. Equity and Income Fund Series II	7,540,335	—	7,540,335	—	516	7,539,819
Invesco V.I. International Growth Fund Series I	1,938,017	—	1,938,017	—	142	1,937,875
Invesco V.I. International Growth Fund Series II	31,187,072	56,589	31,243,661	—	2,545	31,241,116
Ivy VIP Asset Strategy Portfolio	8,657,627	—	8,657,627	28,982	571	8,628,074
Ivy VIP Energy Portfolio	7,342,538	10	7,342,548	—	474	7,342,074
Ivy VIP High Income Portfolio	12,679,715	—	12,679,715	1,899	829	12,676,987
Ivy VIP Micro Cap Growth Portfolio	3,081,147	209	3,081,356	—	197	3,081,159
Ivy VIP Mid Cap Growth Portfolio	4,560,169	—	4,560,169	3	289	4,559,877
Ivy VIP Science and Technology Portfolio	11,287,055	—	11,287,055	—	730	11,286,325

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Janus Aspen Balanced Portfolio Service Shares	$13,428,239	$35	$13,428,274	$—	$1,204	$13,427,070
Janus Aspen Enterprise Portfolio Service Shares	6,273,076	—	6,273,076	18	569	6,272,489
Janus Aspen Global Research Portfolio Service Shares	685,389	—	685,389	—	60	685,329
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	3,671,962	—	3,671,962	—	308	3,671,654
JPMorgan Insurance Trust Income Builder Portfolio Class 2	1,178,739	8,749	1,187,488	—	85	1,187,403
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	152,947	—	152,947	—	3	152,944
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	9,354,599	43,130	9,397,729	—	622	9,397,107
Lord Abbett Bond Debenture Portfolio Class VC	14,052,544	13,123	14,065,667	—	868	14,064,799
Lord Abbett Developing Growth Portfolio Class VC	4,270,755	—	4,270,755	—	272	4,270,483
Lord Abbett Fundamental Equity Portfolio Class VC	14,512,377	—	14,512,377	7,160	761	14,504,456
Lord Abbett Short Duration Income Portfolio Class VC	17,300,591	40,025	17,340,616	—	1,118	17,339,498
LVIP American Balanced Allocation Fund Standard Class	5,417,147	91,258	5,508,405	—	344	5,508,061
LVIP American Balanced Allocation Fund Service Class	24,895,014	—	24,895,014	2,002	1,727	24,891,285
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	240,257,558	139,715	240,397,273	—	21,815	240,375,458
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	654,553	—	654,553	—	31	654,522
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	21,917,307	12,685	21,929,992	—	1,815	21,928,177
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	665,862	—	665,862	—	25	665,837
LVIP American Global Growth Allocation Managed Risk Fund Service Class	63,231,481	—	63,231,481	3,751	5,120	63,222,610
LVIP American Global Growth Fund Service Class II	117,172,827	159,447	117,332,274	—	10,720	117,321,554
LVIP American Global Small Capitalization Fund Service Class II	63,484,020	54,486	63,538,506	—	5,672	63,532,834
LVIP American Growth Allocation Fund Standard Class	2,122,441	—	2,122,441	94	97	2,122,250
LVIP American Growth Allocation Fund Service Class	20,198,634	—	20,198,634	10	1,311	20,197,313
LVIP American Growth Fund Service Class II	348,366,767	44,801	348,411,568	—	31,703	348,379,865
LVIP American Growth-Income Fund Service Class II	303,888,568	—	303,888,568	118,580	27,249	303,742,739
LVIP American Income Allocation Fund Standard Class	57,083	—	57,083	—	5	57,078
LVIP American International Fund Service Class II	135,075,895	51,101	135,126,996	—	12,286	135,114,710
LVIP American Preservation Fund Standard Class	118,028	—	118,028	—	9	118,019
LVIP American Preservation Fund Service Class	7,242,411	—	7,242,411	3,950	466	7,237,995

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Fund Standard Class	$641,325	$—	$641,325	$—	$15	$641,310
LVIP Baron Growth Opportunities Fund Service Class	151,721,767	—	151,721,767	128,075	13,839	151,579,853
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	374,883	—	374,883	—	13	374,870
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	741,829,798	1,083	741,830,881	—	67,153	741,763,728
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	159,963	—	159,963	—	9	159,954
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	910,871,799	—	910,871,799	306,702	86,014	910,479,083
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	66,565,492	884,656	67,450,148	—	5,918	67,444,230
LVIP BlackRock Inflation Protected Bond Fund Standard Class	846,230	183	846,413	—	34	846,379
LVIP BlackRock Inflation Protected Bond Fund Service Class	748,622,292	247,952	748,870,244	—	67,569	748,802,675
LVIP BlackRock Multi-Asset Income Fund Standard Class	257,194	—	257,194	—	6	257,188
LVIP BlackRock Multi-Asset Income Fund Service Class	6,300,244	—	6,300,244	8	436	6,299,800
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	116,611,838	1,775,496	118,387,334	—	10,944	118,376,390
LVIP Blended Core Equity Managed Volatility Fund Standard Class	70,274	—	70,274	—	4	70,270
LVIP Blended Core Equity Managed Volatility Fund Service Class	214,822,499	36,935	214,859,434	—	19,096	214,840,338
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	2,272,238	—	2,272,238	75	243	2,271,920
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	443,278,846	198,397	443,477,243	—	39,858	443,437,385
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	79,493	—	79,493	—	4	79,489
LVIP Blended Mid Cap Managed Volatility Fund Service Class	441,043,299	128,035	441,171,334	—	39,799	441,131,535
LVIP Clarion Global Real Estate Fund Standard Class	323,600	—	323,600	—	7	323,593
LVIP Clarion Global Real Estate Fund Service Class	98,383,100	38,041	98,421,141	—	8,506	98,412,635
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	82,841,410	52,599	82,894,009	—	7,454	82,886,555
LVIP Delaware Bond Fund Standard Class	84,523,649	1,916	84,525,565	—	7,721	84,517,844
LVIP Delaware Bond Fund Service Class	3,058,987,121	1,222,441	3,060,209,562	—	235,307	3,059,974,255
LVIP Delaware Diversified Floating Rate Fund Standard Class	1,346,801	114	1,346,915	—	79	1,346,836
LVIP Delaware Diversified Floating Rate Fund Service Class	701,128,339	50,506	701,178,845	—	64,847	701,113,998
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,422,711	42	4,422,753	—	414	4,422,339
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	13,173,108	94	13,173,202	—	1,261	13,171,941

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Delaware Social Awareness Fund Standard Class	$7,450,941	$—	$7,450,941	$42	$664	$7,450,235
LVIP Delaware Social Awareness Fund Service Class	57,555,676	—	57,555,676	5,264	5,025	57,545,387
LVIP Delaware Special Opportunities Fund Service Class	59,642,623	—	59,642,623	82,160	5,186	59,555,277
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	1,341,000	—	1,341,000	240	49	1,340,711
LVIP Dimensional International Equity Managed Volatility Fund Service Class	255,441,060	—	255,441,060	45,309	22,934	255,372,817
LVIP Dimensional International Core Equity Fund Standard Class	1,499,170	—	1,499,170	—	38	1,499,132
LVIP Dimensional International Core Equity Fund Service Class	10,335,864	—	10,335,864	31,302	870	10,303,692
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,576,784	—	1,576,784	—	52	1,576,732
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	52,574,745	63,075	52,637,820	—	4,608	52,633,212
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	1,267,909	—	1,267,909	—	33	1,267,876
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	15,021,563	36,009	15,057,572	—	1,364	15,056,208
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	3,454,714	—	3,454,714	562	117	3,454,035
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	497,607,974	—	497,607,974	158,328	44,696	497,404,950
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	5,441,383	2,382	5,443,765	—	195	5,443,570
LVIP Dimensional/Vanguard Total Bond Fund Service Class	473,509,845	13,977	473,523,822	—	42,276	473,481,546
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	725,507,123	—	725,507,123	155,611	65,430	725,286,082
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	2,126,824	—	2,126,824	—	150	2,126,674
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	10,336	—	10,336	—	—	10,336
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	258,640,052	—	258,640,052	39,843	23,503	258,576,706
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	175,471	—	175,471	—	6	175,465
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,256,227,080	—	1,256,227,080	599,667	116,043	1,255,511,370
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,010,518	—	4,010,518	—	149	4,010,369
LVIP Global Growth Allocation Managed Risk Fund Service Class	8,210,133,478	—	8,210,133,478	2,798,755	674,336	8,206,660,387
LVIP Global Income Fund Standard Class	622,206	—	622,206	—	14	622,192
LVIP Global Income Fund Service Class	594,091,646	167,164	594,258,810	—	52,787	594,206,023
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	854,724	—	854,724	—	54	854,670
LVIP Global Moderate Allocation Managed Risk Fund Service Class	6,514,069,390	—	6,514,069,390	1,372,913	539,453	6,512,157,024

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Goldman Sachs Income Builder Fund Standard Class	$29,223	$—	$29,223	$—	$1	$29,222
LVIP Goldman Sachs Income Builder Fund Service Class	3,924,777	—	3,924,777	—	255	3,924,522
LVIP Government Money Market Fund Standard Class	26,364,157	—	26,364,157	36,163	2,355	26,325,639
LVIP Government Money Market Fund Service Class	221,576,806	—	221,576,806	276,760	19,730	221,280,316
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	252,712,052	31,344	252,743,396	—	22,835	252,720,561
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	73,654	—	73,654	—	5	73,649
LVIP Invesco Select Equity Managed Volatility Fund Service Class	125,959,860	—	125,959,860	29,701	11,164	125,918,995
LVIP JPMorgan High Yield Fund Standard Class	135,350	—	135,350	—	3	135,347
LVIP JPMorgan High Yield Fund Service Class	171,966,591	—	171,966,591	4,737	13,502	171,948,352
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	261,505	—	261,505	485	11	261,009
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	528,709,858	126,050	528,835,908	—	47,472	528,788,436
LVIP Managed Risk Profile 2010 Fund Service Class	5,157,531	—	5,157,531	777	458	5,156,296
LVIP Managed Risk Profile 2020 Fund Service Class	10,365,125	—	10,365,125	209	931	10,363,985
LVIP Managed Risk Profile 2030 Fund Service Class	5,018,431	236	5,018,667	—	472	5,018,195
LVIP Managed Risk Profile 2040 Fund Service Class	3,945,005	—	3,945,005	1,241	350	3,943,414
LVIP MFS International Growth Fund Standard Class	30,784	—	30,784	—	1	30,783
LVIP MFS International Growth Fund Service Class	151,403,140	75,213	151,478,353	—	10,836	151,467,517
LVIP MFS International Equity Managed Volatility Fund Service Class	198,232,772	38,316	198,271,088	—	18,185	198,252,903
LVIP MFS Value Fund Standard Class	48,536	—	48,536	—	1	48,535
LVIP MFS Value Fund Service Class	876,018,541	—	876,018,541	243,851	57,479	875,717,211
LVIP Mondrian International Value Fund Standard Class	11,559,271	33	11,559,304	—	1,067	11,558,237
LVIP Mondrian International Value Fund Service Class	272,447,224	2,777	272,450,001	—	20,600	272,429,401
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	183,429	—	183,429	—	9	183,420
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	27,559,185	5,142	27,564,327	—	2,519	27,561,808
LVIP PIMCO Low Duration Bond Fund Standard Class	4,330,076	—	4,330,076	—	147	4,329,929
LVIP PIMCO Low Duration Bond Fund Service Class	354,668,940	267,263	354,936,203	—	31,711	354,904,492
LVIP Select Core Equity Managed Volatility Fund Standard Class	205,856	—	205,856	—	9	205,847
LVIP Select Core Equity Managed Volatility Fund Service Class	416,630,908	—	416,630,908	229,935	38,579	416,362,394
LVIP SSGA Bond Index Fund Standard Class	1,137,654	—	1,137,654	—	43	1,137,611

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Bond Index Fund Service Class	$973,191,829	$185,461	$973,377,290	$—	$89,268	$973,288,022
LVIP SSGA Conservative Index Allocation Fund Service Class	68,765,577	33,561	68,799,138	—	6,153	68,792,985
LVIP SSGA Conservative Structured Allocation Fund Standard Class	588,258	—	588,258	—	14	588,244
LVIP SSGA Conservative Structured Allocation Fund Service Class	185,531,166	—	185,531,166	39,784	16,030	185,475,352
LVIP SSGA Developed International 150 Fund Standard Class	410,702	—	410,702	—	18	410,684
LVIP SSGA Developed International 150 Fund Service Class	136,871,234	—	136,871,234	37,073	12,456	136,821,705
LVIP SSGA Emerging Markets 100 Fund Standard Class	613,441	150	613,591	—	24	613,567
LVIP SSGA Emerging Markets 100 Fund Service Class	161,984,834	7,606	161,992,440	—	14,623	161,977,817
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	541,588	—	541,588	—	20	541,568
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	837,992,237	—	837,992,237	350,757	77,247	837,564,233
LVIP SSGA International Index Fund Standard Class	883,671	624	884,295	—	32	884,263
LVIP SSGA International Index Fund Service Class	258,374,162	16,977	258,391,139	—	23,328	258,367,811
LVIP SSGA International Managed Volatility Fund Standard Class	143,466	472	143,938	—	12	143,926
LVIP SSGA International Managed Volatility Fund Service Class	335,768,426	175,143	335,943,569	—	30,370	335,913,199
LVIP SSGA Large Cap 100 Fund Standard Class	2,269,988	—	2,269,988	1,249	122	2,268,617
LVIP SSGA Large Cap 100 Fund Service Class	307,205,635	—	307,205,635	202,899	28,311	306,974,425
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	33,291	—	33,291	—	2	33,289
LVIP SSGA Large Cap Managed Volatility Fund Service Class	264,510,461	12,548	264,523,009	—	23,966	264,499,043
LVIP SSGA Moderate Index Allocation Fund Service Class	202,104,135	—	202,104,135	105,763	18,077	201,980,295
LVIP SSGA Moderate Structured Allocation Fund Standard Class	184,452	—	184,452	—	4	184,448
LVIP SSGA Moderate Structured Allocation Fund Service Class	766,110,954	—	766,110,954	383,173	68,360	765,659,421
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	164,624,406	—	164,624,406	75,296	14,709	164,534,401
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	643,916	—	643,916	—	14	643,902
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	416,650,615	—	416,650,615	3,436	37,878	416,609,301
LVIP SSGA S&P 500 Index Fund Standard Class	38,554,290	—	38,554,290	1,050	2,778	38,550,462
LVIP SSGA S&P 500 Index Fund Service Class	912,090,578	—	912,090,578	422,111	82,430	911,586,037
LVIP SSGA Small-Cap Index Fund Standard Class	3,134,208	—	3,134,208	1,976	123	3,132,109
LVIP SSGA Small-Cap Index Fund Service Class	275,477,296	—	275,477,296	548,299	24,673	274,904,324
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	133,715	—	133,715	—	6	133,709
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	$268,413,455	$53,261	$268,466,716	$—	$24,679	$268,442,037
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	2,179,415	—	2,179,415	1,086	114	2,178,215
LVIP SSGA Small-Mid Cap 200 Fund Service Class	132,478,785	—	132,478,785	81,854	12,007	132,384,924
LVIP T. Rowe Price Growth Stock Fund Standard Class	684,512	—	684,512	—	15	684,497
LVIP T. Rowe Price Growth Stock Fund Service Class	233,888,168	68,748	233,956,916	—	20,633	233,936,283
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,922,412	35	2,922,447	—	280	2,922,167
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	116,824,342	14,230	116,838,572	—	10,319	116,828,253
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	33,485	—	33,485	—	1	33,484
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	584,254,189	203,989	584,458,178	—	47,015	584,411,163
LVIP Vanguard Domestic Equity ETF Fund Standard Class	615,650	—	615,650	—	34	615,616
LVIP Vanguard Domestic Equity ETF Fund Service Class	135,839,839	—	135,839,839	76,175	11,638	135,752,026
LVIP Vanguard International Equity ETF Fund Standard Class	718,906	—	718,906	—	32	718,874
LVIP Vanguard International Equity ETF Fund Service Class	75,708,903	45,850	75,754,753	—	6,402	75,748,351
LVIP Wellington Capital Growth Fund Service Class	293,680,507	106,147	293,786,654	—	17,104	293,769,550
LVIP Wellington Mid-Cap Value Fund Standard Class	253,406	—	253,406	—	6	253,400
LVIP Wellington Mid-Cap Value Fund Service Class	85,510,372	—	85,510,372	93,895	7,413	85,409,064
MFS VIT Growth Series Initial Class	3,181,142	—	3,181,142	—	243	3,180,899
MFS VIT Growth Series Service Class	79,208,402	10,937	79,219,339	—	6,057	79,213,282
MFS VIT Total Return Series Initial Class	7,576,327	—	7,576,327	372	595	7,575,360
MFS VIT Total Return Series Service Class	30,176,277	61,528	30,237,805	—	2,623	30,235,182
MFS VIT Utilities Series Initial Class	7,255,273	—	7,255,273	14	557	7,254,702
MFS VIT Utilities Series Service Class	195,476,411	—	195,476,411	86,281	16,957	195,373,173
MFS VIT II Core Equity Portfolio Service Class	2,204,919	—	2,204,919	23	201	2,204,695
MFS VIT II International Value Series Initial Class	323,811	—	323,811	—	7	323,804
MFS VIT II International Value Series Service Class	17,397,539	26,402	17,423,941	—	1,133	17,422,808
Morgan Stanley UIF Growth Portfolio Class II	1,581,301	—	1,581,301	—	81	1,581,220
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	28,201,257	—	28,201,257	356	2,613	28,198,288
Oppenheimer Global Fund/VA Service Shares	7,763,708	322	7,764,030	—	411	7,763,619
Oppenheimer International Growth Fund/VA Non-Service Shares	532,832	—	532,832	—	13	532,819
Oppenheimer International Growth Fund/VA Service Shares	8,511,604	231	8,511,835	—	548	8,511,287
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	480,841	—	480,841	—	11	480,830

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Oppenheimer Main Street Small Cap Fund/VA Service Shares	$7,956,717	$95,848	$8,052,565	$—	$538	$8,052,027
PIMCO VIT All Asset All Authority Portfolio Advisor Class	1,712,984	—	1,712,984	—	127	1,712,857
PIMCO VIT All Asset All Authority Portfolio Institutional Class	98,217	—	98,217	—	2	98,215
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	12,902,695	—	12,902,695	792	1,029	12,900,874
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	30,338	—	30,338	—	1	30,337
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,926,698	24,500	2,951,198	—	190	2,951,008
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	23,566	—	23,566	—	1	23,565
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	3,522,330	—	3,522,330	—	245	3,522,085
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	33,326	—	33,326	—	1	33,325
Putnam VT Absolute Return 500 Fund Class IB	2,178,060	—	2,178,060	—	143	2,177,917
Putnam VT Global Health Care Fund Class IA	19,211	—	19,211	—	—	19,211
Putnam VT Global Health Care Fund Class IB	8,167,321	2	8,167,323	—	607	8,166,716
Putnam VT Growth & Income Fund Class IB	1,221,023	—	1,221,023	92	111	1,220,820
Putnam VT Income Fund Class IB	4,025,949	8,749	4,034,698	—	265	4,034,433
SIPT VP Market Growth Strategy Fund Class III	1,760,083	—	1,760,083	—	132	1,759,951
SIPT VP Market Plus Strategy Fund Class III	1,787,003	—	1,787,003	—	116	1,786,887
Templeton Foreign VIP Fund Class 1	20,789	—	20,789	—	—	20,789
Templeton Foreign VIP Fund Class 4	2,517,569	65,811	2,583,380	—	168	2,583,212
Templeton Global Bond VIP Fund Class 1	1,539,363	—	1,539,363	—	36	1,539,327
Templeton Global Bond VIP Fund Class 2	354,903,793	—	354,903,793	144,806	30,843	354,728,144
Templeton Global Bond VIP Fund Class 4	17,955,277	—	17,955,277	—	1,210	17,954,067
Templeton Growth VIP Fund Class 2	29,595,043	—	29,595,043	4,864	2,741	29,587,438
UIF Global Infrastructure Portfolio Class I	75,484	—	75,484	—	2	75,482
UIF Global Infrastructure Portfolio Class II	5,917,174	—	5,917,174	—	390	5,916,784
VanEck VIP Global Hard Assets Fund Class S Shares	3,036,171	—	3,036,171	—	184	3,035,987
VanEck VIP Global Hard Assets Fund Initial Class Shares	299,099	—	299,099	—	7	299,092
Virtus Equity Trend Series Class A	1,188,608	—	1,188,608	—	82	1,188,526
Virtus Multi-Sector Fixed Income Series Class A	10,367,290	14,000	10,381,290	—	736	10,380,554
Virtus Multi-Sector Fixed Income Series Class I	13,293	—	13,293	—	—	13,293

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(435,126)	$(435,126)	$726,942
AB VPS International Value Portfolio Class B	31	(67)	(36)	(94)
AB VPS Large Cap Growth Portfolio Class B	—	(155,836)	(155,836)	517,578
AB VPS Small/Mid Cap Value Portfolio Class A	1,834	(928)	906	110
AB VPS Small/Mid Cap Value Portfolio Class B	601,365	(2,759,860)	(2,158,495)	(146,934)
Alps|Alerian Energy Infrastructure Portfolio Class I	5,165	(923)	4,242	(5,839)
Alps|Alerian Energy Infrastructure Portfolio Class III	104,115	(46,618)	57,497	(111,399)
Alps|Red Rocks Listed Private Equity Portfolio Class I	1,421	(130)	1,291	4,615
Alps|Red Rocks Listed Private Equity Portfolio Class III	37,943	(56,415)	(18,472)	(8,737)
Alps|Stadion Tactical Defensive Portfolio Class I	—	(69)	(69)	(1)
Alps|Stadion Tactical Defensive Portfolio Class III	—	(60,448)	(60,448)	(67,388)
Alps|Stadion Tactical Growth Portfolio Class III	9,603	(32,103)	(22,500)	16,567
American Century VP Balanced Fund Class II	77,880	(85,175)	(7,295)	14,225
American Century VP Inflation Protection Fund Class II	522	(403)	119	1,459
American Funds Asset Allocation Fund Class 1	217,135	(44,421)	172,714	8,865
American Funds Asset Allocation Fund Class 4	1,118,822	(794,406)	324,416	(65,950)
American Funds Blue Chip Income and Growth Fund Class 1	68,856	(22,442)	46,414	13,475
American Funds Blue Chip Income and Growth Fund Class 4	344,609	(175,451)	169,158	(175,400)
American Funds Bond Fund Class 1	69,666	(23,376)	46,290	6,346
American Funds Capital Income Builder Fund Class 1	22,001	(2,886)	19,115	(404)
American Funds Capital Income Builder Fund Class 4	632,897	(244,549)	388,348	(59,532)
American Funds Global Balanced Fund Class 1	8,319	(2,303)	6,016	(442)
American Funds Global Bond Fund Class 1	17,518	(17,389)	129	(5,633)
American Funds Global Growth Fund Class 1	24,441	(13,934)	10,507	(14,088)
American Funds Global Growth Fund Class 2	2,540,108	(4,335,379)	(1,795,271)	2,639,432
American Funds Global Growth Fund Class 4	113,739	(182,539)	(68,800)	(563,286)
American Funds Global Growth and Income Fund Class 1	27,777	(8,672)	19,105	198
American Funds Global Small Capitalization Fund Class 1	5,294	(6,245)	(951)	(31,657)
American Funds Global Small Capitalization Fund Class 2	940,189	(4,897,118)	(3,956,929)	1,209,283
American Funds Global Small Capitalization Fund Class 4	5,136	(55,805)	(50,669)	(466,000)
American Funds Growth Fund Class 1	77,688	(52,015)	25,673	(56,420)
American Funds Growth Fund Class 2	10,374,389	(22,261,108)	(11,886,719)	26,399,144
American Funds Growth Fund Class 4	265,038	(470,823)	(205,785)	(651,299)
American Funds Growth-Income Fund Class 1	66,713	(24,451)	42,262	(20,020)
American Funds Growth-Income Fund Class 2	26,537,615	(26,466,459)	71,156	34,312,583
American Funds Growth-Income Fund Class 4	408,757	(337,605)	71,152	(472,452)
American Funds High-Income Bond Fund Class 1	75,821	(9,439)	66,382	(6,787)
American Funds International Fund Class 1	56,716	(20,696)	36,020	(106,483)
American Funds International Fund Class 2	8,743,405	(9,183,944)	(440,539)	(3,383,950)
American Funds International Fund Class 4	184,431	(155,245)	29,186	(444,668)
American Funds International Growth and Income Fund Class 1	40,268	(12,160)	28,108	(31,876)
American Funds Managed Risk Asset Allocation Fund Class P1	18,237	(8,745)	9,492	400
American Funds Managed Risk Asset Allocation Fund Class P2	653,941	(727,610)	(73,669)	(20,544)
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	2,630	(1,511)	1,119	(223)
American Funds Managed Risk Growth Fund Class P1	530	(804)	(274)	(20)
American Funds Managed Risk Growth-Income Fund Class P1	348	(338)	10	(164)
American Funds Managed Risk International Fund Class P1	646	(450)	196	(2,097)
American Funds Mortgage Fund Class 1	6,675	(2,998)	3,677	646
American Funds Mortgage Fund Class 4	61,359	(57,111)	4,248	(1,445)
American Funds New World Fund Class 1	27,938	(17,671)	10,267	(25,783)
American Funds New World Fund Class 4	88,650	(148,515)	(59,865)	(157,667)
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	3,904	(1,755)	2,149	31
BlackRock Global Allocation V.I. Fund Class I	51,327	(21,655)	29,672	(27,949)
BlackRock Global Allocation V.I. Fund Class III	13,753,716	(19,586,260)	(5,832,544)	(15,456,759)
BlackRock iShares Alternative Strategies V.I. Fund Class I	254	(29)	225	42
BlackRock iShares Alternative Strategies V.I. Fund Class III	85,968	(22,087)	63,881	6,520
Catalyst Dividend Capture VA Fund	63,053	(17,486)	45,567	25,062

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$726,942	$(987,705)	$(695,889)
AB VPS International Value Portfolio Class B	—	(94)	76	(54)
AB VPS Large Cap Growth Portfolio Class B	1,150,825	1,668,403	(1,468,362)	44,205
AB VPS Small/Mid Cap Value Portfolio Class A	17,231	17,341	42,896	61,143
AB VPS Small/Mid Cap Value Portfolio Class B	9,887,688	9,740,754	28,671,115	36,253,374
Alps|Alerian Energy Infrastructure Portfolio Class I	—	(5,839)	74,404	72,807
Alps|Alerian Energy Infrastructure Portfolio Class III	—	(111,399)	1,352,299	1,298,397
Alps|Red Rocks Listed Private Equity Portfolio Class I	8	4,623	635	6,549
Alps|Red Rocks Listed Private Equity Portfolio Class III	1,532	(7,205)	342,341	316,664
Alps|Stadion Tactical Defensive Portfolio Class I	—	(1)	2,147	2,077
Alps|Stadion Tactical Defensive Portfolio Class III	—	(67,388)	530,717	402,881
Alps|Stadion Tactical Growth Portfolio Class III	—	16,567	277,441	271,508
American Century VP Balanced Fund Class II	—	14,225	127,163	134,093
American Century VP Inflation Protection Fund Class II	216	1,675	(822)	972
American Funds Asset Allocation Fund Class 1	105,631	114,496	272,027	559,237
American Funds Asset Allocation Fund Class 4	1,525,386	1,459,436	3,393,432	5,177,284
American Funds Blue Chip Income and Growth Fund Class 1	214,489	227,964	189,451	463,829
American Funds Blue Chip Income and Growth Fund Class 4	1,177,589	1,002,189	1,131,917	2,303,264
American Funds Bond Fund Class 1	12,786	19,132	(19,263)	46,159
American Funds Capital Income Builder Fund Class 1	—	(404)	388	19,099
American Funds Capital Income Builder Fund Class 4	—	(59,532)	(45,315)	283,501
American Funds Global Balanced Fund Class 1	—	(442)	5,547	11,121
American Funds Global Bond Fund Class 1	3,575	(2,058)	16,695	14,766
American Funds Global Growth Fund Class 1	161,894	147,806	(156,035)	2,278
American Funds Global Growth Fund Class 2	24,228,494	26,867,926	(27,554,781)	(2,482,126)
American Funds Global Growth Fund Class 4	1,306,383	743,097	(637,593)	36,704
American Funds Global Growth and Income Fund Class 1	—	198	40,014	59,317
American Funds Global Small Capitalization Fund Class 1	128,169	96,512	(91,148)	4,413
American Funds Global Small Capitalization Fund Class 2	72,800,504	74,009,787	(66,130,924)	3,921,934
American Funds Global Small Capitalization Fund Class 4	897,917	431,917	(330,643)	50,605
American Funds Growth Fund Class 1	606,208	549,788	106,879	682,340
American Funds Growth Fund Class 2	123,645,773	150,044,917	(36,919,070)	101,239,128
American Funds Growth Fund Class 4	3,339,769	2,688,470	1,194,351	3,677,036
American Funds Growth-Income Fund Class 1	372,030	352,010	(9,690)	384,582
American Funds Growth-Income Fund Class 2	203,394,271	237,706,854	(63,111,936)	174,666,074
American Funds Growth-Income Fund Class 4	2,994,221	2,521,769	283,030	2,875,951
American Funds High-Income Bond Fund Class 1	—	(6,787)	105,922	165,517
American Funds International Fund Class 1	270,641	164,158	(101,046)	99,132
American Funds International Fund Class 2	55,413,312	52,029,362	(36,975,243)	14,613,580
American Funds International Fund Class 4	1,057,155	612,487	(329,687)	311,986
American Funds International Growth and Income Fund Class 1	6,248	(25,628)	12,147	14,627
American Funds Managed Risk Asset Allocation Fund Class P1	34,408	34,808	33,910	78,210
American Funds Managed Risk Asset Allocation Fund Class P2	1,434,984	1,414,440	1,784,799	3,125,570
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	4,543	4,320	13,487	18,926
American Funds Managed Risk Growth Fund Class P1	10,047	10,027	(1,503)	8,250
American Funds Managed Risk Growth-Income Fund Class P1	1,477	1,313	(132)	1,191
American Funds Managed Risk International Fund Class P1	1,231	(866)	(499)	(1,169)
American Funds Mortgage Fund Class 1	2,829	3,475	(4,268)	2,884
American Funds Mortgage Fund Class 4	49,110	47,665	(10,209)	41,704
American Funds New World Fund Class 1	—	(25,783)	133,624	118,108
American Funds New World Fund Class 4	—	(157,667)	761,479	543,947
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	4,546	4,577	(6,608)	118
BlackRock Global Allocation V.I. Fund Class I	—	(27,949)	143,258	144,981
BlackRock Global Allocation V.I. Fund Class III	—	(15,456,759)	43,547,748	22,258,445
BlackRock iShares Alternative Strategies V.I. Fund Class I	—	42	(52)	215
BlackRock iShares Alternative Strategies V.I. Fund Class III	—	6,520	(142,572)	(72,171)
Catalyst Dividend Capture VA Fund	—	25,062	(4,776)	65,853

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ClearBridge Variable Aggressive Growth Portfolio Class I	$1,274	$(761)	$513	$(2,040)
ClearBridge Variable Aggressive Growth Portfolio Class II	76,527	(208,783)	(132,256)	(620,895)
ClearBridge Variable Mid Cap Portfolio Class I	2,153	(1,118)	1,035	(3,097)
ClearBridge Variable Mid Cap Portfolio Class II	74,422	(250,293)	(175,871)	(386,794)
Delaware VIP Diversified Income Series Standard Class	114,478	(29,027)	85,451	(12,534)
Delaware VIP Diversified Income Series Service Class	53,914,507	(27,939,732)	25,974,775	(4,380,391)
Delaware VIP Emerging Markets Series Standard Class	153	(535)	(382)	141
Delaware VIP Emerging Markets Series Service Class	2,357,250	(4,528,096)	(2,170,846)	(6,577,332)
Delaware VIP High Yield Series Standard Class	390,588	(74,793)	315,795	(46,020)
Delaware VIP High Yield Series Service Class	9,868,063	(2,399,578)	7,468,485	(4,983,001)
Delaware VIP International Value Equity Series Standard Class	2,432	(1,858)	574	(6,609)
Delaware VIP Limited-Term Diversified Income Series Standard Class	18,199	(13,518)	4,681	113
Delaware VIP Limited-Term Diversified Income Series Service Class	18,398,561	(17,686,912)	711,649	(1,519,352)
Delaware VIP REIT Series Standard Class	63,392	(54,632)	8,760	193,187
Delaware VIP REIT Series Service Class	1,709,604	(2,731,396)	(1,021,792)	5,007,655
Delaware VIP Small Cap Value Series Standard Class	64,050	(90,768)	(26,718)	211,564
Delaware VIP Small Cap Value Series Service Class	2,346,463	(5,230,915)	(2,884,452)	3,735,185
Delaware VIP Smid Cap Growth Series Standard Class	18,037	(105,548)	(87,511)	180,161
Delaware VIP Smid Cap Growth Series Service Class	—	(2,779,557)	(2,779,557)	584,525
Delaware VIP U.S. Growth Series Service Class	1,323,927	(3,705,849)	(2,381,922)	(1,200,205)
Delaware VIP Value Series Standard Class	122,866	(90,032)	32,834	202,349
Delaware VIP Value Series Service Class	4,847,214	(4,793,634)	53,580	8,949,444
Deutsche Alternative Asset Allocation VIP Portfolio Class A	21,338	(9,893)	11,445	(6,755)
Deutsche Alternative Asset Allocation VIP Portfolio Class B	1,060,289	(890,099)	170,190	(516,731)
Deutsche Equity 500 Index VIP Portfolio Class A	126,397	(98,083)	28,314	239,683
Deutsche Small Cap Index VIP Portfolio Class A	37,635	(52,819)	(15,184)	76,030
Eaton Vance VT Floating-Rate Income Fund Initial Class	288,251	(101,036)	187,215	(32,294)
Eaton Vance VT Floating-Rate Income Fund ADV Class	79,674	(8,791)	70,883	(1,238)
Fidelity VIP Contrafund Portfolio Initial Class	6,395	(2,530)	3,865	(268)
Fidelity VIP Contrafund Portfolio Service Class 2	6,128,418	(16,326,471)	(10,198,053)	20,358,192
Fidelity VIP Equity-Income Portfolio Service Class 2	—	(2)	(2)	76
Fidelity VIP Growth Portfolio Initial Class	1,564	(63,921)	(62,357)	283,062
Fidelity VIP Growth Portfolio Service Class 2	—	(2,671,246)	(2,671,246)	4,058,622
Fidelity VIP Mid Cap Portfolio Initial Class	4,612	(3,468)	1,144	(13,722)
Fidelity VIP Mid Cap Portfolio Service Class 2	1,559,675	(7,980,008)	(6,420,333)	(503,109)
Fidelity VIP Overseas Portfolio Service Class 2	—	(5)	(5)	315
Fidelity VIP Strategic Income Portfolio Initial Class	16,174	(1,115)	15,059	76
Fidelity VIP Strategic Income Portfolio Service Class 2	263,219	(60,083)	203,136	15,727
First Trust Dorsey Wright Tactical Core Portfolio Class I	18,830	(18,203)	627	68,640
First Trust Multi Income Allocation Portfolio Class I	100,517	(53,456)	47,061	4,191
First Trust Multi Income Allocation Portfolio Class II	715	(35)	680	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	141,837	(166,358)	(24,521)	26,007
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	72	(23)	49	(37)
Franklin Founding Funds Allocation VIP Fund Class 4	181,388	(60,903)	120,485	(37,124)
Franklin Income VIP Fund Class 1	3,826	(310)	3,516	12
Franklin Income VIP Fund Class 2	27,307,994	(8,558,227)	18,749,767	(3,693,202)
Franklin Income VIP Fund Class 4	960,690	(248,236)	712,454	(182,465)
Franklin Mutual Shares VIP Fund Class 1	12,379	(1,533)	10,846	(3,340)
Franklin Mutual Shares VIP Fund Class 2	14,255,036	(8,695,709)	5,559,327	14,294,858
Franklin Mutual Shares VIP Fund Class 4	78,246	(49,802)	28,444	(72,198)
Franklin Rising Dividends VIP Fund Class 1	7,308	(1,974)	5,334	(2,331)
Franklin Rising Dividends VIP Fund Class 4	141,044	(139,376)	1,668	(151,860)
Franklin Small Cap Value VIP Fund Class 1	3,268	(1,269)	1,999	(759)
Franklin Small Cap Value VIP Fund Class 4	22,158	(43,329)	(21,171)	(38,871)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(268)	(268)	(36)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	(31)	(31)	728
Franklin Small-Mid Cap Growth VIP Fund Class 4	—	(28,631)	(28,631)	(115,559)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ClearBridge Variable Aggressive Growth Portfolio Class I	$10,248	$8,208	$(6,504)	$2,217
ClearBridge Variable Aggressive Growth Portfolio Class II	985,001	364,106	(218,229)	13,621
ClearBridge Variable Mid Cap Portfolio Class I	6,234	3,137	11,770	15,942
ClearBridge Variable Mid Cap Portfolio Class II	483,398	96,604	1,704,246	1,624,979
Delaware VIP Diversified Income Series Standard Class	—	(12,534)	10,210	83,127
Delaware VIP Diversified Income Series Service Class	—	(4,380,391)	4,597,903	26,192,287
Delaware VIP Emerging Markets Series Standard Class	305	446	21,520	21,584
Delaware VIP Emerging Markets Series Service Class	6,198,085	(379,247)	34,790,778	32,240,685
Delaware VIP High Yield Series Standard Class	—	(46,020)	351,383	621,158
Delaware VIP High Yield Series Service Class	—	(4,983,001)	12,216,340	14,701,824
Delaware VIP International Value Equity Series Standard Class	—	(6,609)	9,239	3,204
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	113	4,588	9,382
Delaware VIP Limited-Term Diversified Income Series Service Class	—	(1,519,352)	5,812,521	5,004,818
Delaware VIP REIT Series Standard Class	303,854	497,041	(330,342)	175,459
Delaware VIP REIT Series Service Class	10,085,653	15,093,308	(8,247,035)	5,824,481
Delaware VIP Small Cap Value Series Standard Class	590,198	801,762	968,184	1,743,228
Delaware VIP Small Cap Value Series Service Class	29,214,359	32,949,544	54,875,203	84,940,295
Delaware VIP Smid Cap Growth Series Standard Class	998,970	1,179,131	(613,493)	478,127
Delaware VIP Smid Cap Growth Series Service Class	22,749,804	23,334,329	(10,147,871)	10,406,901
Delaware VIP U.S. Growth Series Service Class	95,004,995	93,804,790	(113,936,702)	(22,513,834)
Delaware VIP Value Series Standard Class	564,020	766,369	(11,890)	787,313
Delaware VIP Value Series Service Class	25,338,134	34,287,578	(745,188)	33,595,970
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(6,755)	34,645	39,335
Deutsche Alternative Asset Allocation VIP Portfolio Class B	—	(516,731)	2,053,463	1,706,922
Deutsche Equity 500 Index VIP Portfolio Class A	471,416	711,099	(181,894)	557,519
Deutsche Small Cap Index VIP Portfolio Class A	261,297	337,327	281,228	603,371
Eaton Vance VT Floating-Rate Income Fund Initial Class	—	(32,294)	453,016	607,937
Eaton Vance VT Floating-Rate Income Fund ADV Class	—	(1,238)	110,400	180,045
Fidelity VIP Contrafund Portfolio Initial Class	25,061	24,793	24,501	53,159
Fidelity VIP Contrafund Portfolio Service Class 2	82,195,629	102,553,821	(33,661,114)	58,694,654
Fidelity VIP Equity-Income Portfolio Service Class 2	—	76	—	74
Fidelity VIP Growth Portfolio Initial Class	472,911	755,973	(752,822)	(59,206)
Fidelity VIP Growth Portfolio Service Class 2	15,457,399	19,516,021	(18,692,405)	(1,847,630)
Fidelity VIP Mid Cap Portfolio Initial Class	39,090	25,368	68,771	95,283
Fidelity VIP Mid Cap Portfolio Service Class 2	31,360,201	30,857,092	25,293,200	49,729,959
Fidelity VIP Overseas Portfolio Service Class 2	—	315	—	310
Fidelity VIP Strategic Income Portfolio Initial Class	—	76	199	15,334
Fidelity VIP Strategic Income Portfolio Service Class 2	—	15,727	19,637	238,500
First Trust Dorsey Wright Tactical Core Portfolio Class I	18,492	87,132	10,575	98,334
First Trust Multi Income Allocation Portfolio Class I	—	4,191	232,091	283,343
First Trust Multi Income Allocation Portfolio Class II	—	—	189	869
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	354,201	380,208	851,337	1,207,024
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	158	121	443	613
Franklin Founding Funds Allocation VIP Fund Class 4	159,641	122,517	362,254	605,256
Franklin Income VIP Fund Class 1	—	12	7,138	10,666
Franklin Income VIP Fund Class 2	—	(3,693,202)	48,871,536	63,928,101
Franklin Income VIP Fund Class 4	—	(182,465)	2,037,405	2,567,394
Franklin Mutual Shares VIP Fund Class 1	44,757	41,417	24,069	76,332
Franklin Mutual Shares VIP Fund Class 2	58,724,170	73,019,028	20,827,938	99,406,293
Franklin Mutual Shares VIP Fund Class 4	348,514	276,316	319,623	624,383
Franklin Rising Dividends VIP Fund Class 1	53,125	50,794	13,345	69,473
Franklin Rising Dividends VIP Fund Class 4	1,248,582	1,096,722	350,516	1,448,906
Franklin Small Cap Value VIP Fund Class 1	45,264	44,505	38,357	84,861
Franklin Small Cap Value VIP Fund Class 4	469,942	431,071	582,656	992,556
Franklin Small-Mid Cap Growth VIP Fund Class 1	5,101	5,065	(2,447)	2,350
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	728	62	759
Franklin Small-Mid Cap Growth VIP Fund Class 4	252,358	136,799	(28,089)	80,079

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Goldman Sachs VIT Large Cap Value Fund Service Shares	$2,791,057	$(1,457,380)	$1,333,677	$(771,076)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	2,142	(3,652)	(1,510)	—
Goldman Sachs VIT Government Money Market Fund Service Shares	17,360	(492,514)	(475,154)	—
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	18,234	(28,607)	(10,373)	(74,469)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	601	(130)	471	(790)
Goldman Sachs VIT Strategic Income Fund Advisor Shares	97,719	(57,065)	40,654	(43,287)
Goldman Sachs VIT Strategic Income Fund Institutional Shares	267	(24)	243	—
Guggenheim Long Short Equity Fund	—	(36,850)	(36,850)	(36,424)
Guggenheim Multi-Hedge Strategies Fund	3,495	(45,963)	(42,468)	(3,255)
Hartford Capital Appreciation HLS Fund Class IA	898	(312)	586	(633)
Hartford Capital Appreciation HLS Fund Class IC	58,153	(89,368)	(31,215)	(227,956)
Invesco V.I. American Franchise Fund Series I	—	(34,655)	(34,655)	68,014
Invesco V.I. American Franchise Fund Series II	—	(21,764)	(21,764)	29,610
Invesco V.I. Balanced-Risk Allocation Fund Series I	756	(740)	16	(3,935)
Invesco V.I. Balanced-Risk Allocation Fund Series II	17,189	(101,512)	(84,323)	(65,987)
Invesco V.I. Comstock Fund Series I	1,828	(376)	1,452	15
Invesco V.I. Comstock Fund Series II	37,580	(29,048)	8,532	(22,789)
Invesco V.I. Core Equity Fund Series I	51,965	(99,784)	(47,819)	218,735
Invesco V.I. Core Equity Fund Series II	7,956	(26,246)	(18,290)	67,769
Invesco V.I. Diversified Dividend Fund Series I	395	(176)	219	2,434
Invesco V.I. Diversified Dividend Fund Series II	166,405	(136,438)	29,967	97,560
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	195	(79)	116	(193)
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	52,139	(143,983)	(91,844)	(284,453)
Invesco V.I. Equity and Income Fund Series I	—	(10)	(10)	1
Invesco V.I. Equity and Income Fund Series II	97,183	(70,003)	27,180	(63,490)
Invesco V.I. International Growth Fund Series I	27,872	(27,953)	(81)	98,149
Invesco V.I. International Growth Fund Series II	352,360	(425,124)	(72,764)	(177,330)
Ivy VIP Asset Strategy Portfolio	56,402	(112,702)	(56,300)	(607,853)
Ivy VIP Energy Portfolio	6,693	(64,065)	(57,372)	(37,715)
Ivy VIP High Income Portfolio	690,437	(120,655)	569,782	(130,528)
Ivy VIP Micro Cap Growth Portfolio	—	(23,149)	(23,149)	(67,620)
Ivy VIP Mid Cap Growth Portfolio	—	(44,435)	(44,435)	(93,304)
Ivy VIP Science and Technology Portfolio	—	(120,069)	(120,069)	(425,498)
Janus Aspen Balanced Portfolio Service Shares	262,465	(219,083)	43,382	247,348
Janus Aspen Enterprise Portfolio Service Shares	1,487	(96,834)	(95,347)	190,494
Janus Aspen Global Research Portfolio Service Shares	6,844	(11,528)	(4,684)	26,858
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	101,586	(45,728)	55,858	5,749
JPMorgan Insurance Trust Income Builder Portfolio Class 2	35,336	(10,933)	24,403	3,511
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	501	(417)	84	(356)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	38,693	(84,895)	(46,202)	(101,047)
Lord Abbett Bond Debenture Portfolio Class VC	616,407	(114,898)	501,509	(12,548)
Lord Abbett Developing Growth Portfolio Class VC	—	(45,375)	(45,375)	(153,955)
Lord Abbett Fundamental Equity Portfolio Class VC	161,667	(136,913)	24,754	9,085
Lord Abbett Short Duration Income Portfolio Class VC	436,711	(160,828)	275,883	(90,912)
LVIP American Balanced Allocation Fund Standard Class	114,266	(81,705)	32,561	131,597
LVIP American Balanced Allocation Fund Service Class	439,977	(233,651)	206,326	(64,157)
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	2,837,591	(3,042,057)	(204,466)	897,863
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	13,112	(5,498)	7,614	(110)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	365,280	(272,774)	92,506	(78,767)
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	11,567	(5,695)	5,872	(22,691)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	885,815	(886,296)	(481)	(320,077)
LVIP American Global Growth Fund Service Class II	1,080,113	(1,944,748)	(864,635)	910,857
LVIP American Global Small Capitalization Fund Service Class II	78,031	(1,063,212)	(985,181)	958,853
LVIP American Growth Allocation Fund Standard Class	43,543	(15,245)	28,298	(623)
LVIP American Growth Allocation Fund Service Class	338,675	(192,720)	145,955	(81,616)
LVIP American Growth Fund Service Class II	1,454,804	(5,441,233)	(3,986,429)	7,296,711
LVIP American Growth-Income Fund Service Class II	4,901,645	(4,647,344)	254,301	6,072,939

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Goldman Sachs VIT Large Cap Value Fund Service Shares	$1,541,840	$770,764	$13,078,399	$15,182,840
Goldman Sachs VIT Government Money Market Fund Institutional Shares	—	—	—	(1,510)
Goldman Sachs VIT Government Money Market Fund Service Shares	—	—	—	(475,154)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	—	(74,469)	67,159	(17,683)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	—	(790)	699	380
Goldman Sachs VIT Strategic Income Fund Advisor Shares	—	(43,287)	(1,237)	(3,870)
Goldman Sachs VIT Strategic Income Fund Institutional Shares	—	—	(106)	137
Guggenheim Long Short Equity Fund	—	(36,424)	46,695	(26,579)
Guggenheim Multi-Hedge Strategies Fund	—	(3,255)	(15,394)	(61,117)
Hartford Capital Appreciation HLS Fund Class IA	7,423	6,790	(3,368)	4,008
Hartford Capital Appreciation HLS Fund Class IC	720,660	492,704	(140,675)	320,814
Invesco V.I. American Franchise Fund Series I	215,692	283,706	(229,765)	19,286
Invesco V.I. American Franchise Fund Series II	117,241	146,851	(128,922)	(3,835)
Invesco V.I. Balanced-Risk Allocation Fund Series I	—	(3,935)	23,090	19,171
Invesco V.I. Balanced-Risk Allocation Fund Series II	—	(65,987)	853,995	703,685
Invesco V.I. Comstock Fund Series I	9,121	9,136	7,036	17,624
Invesco V.I. Comstock Fund Series II	225,915	203,126	241,880	453,538
Invesco V.I. Core Equity Fund Series I	465,774	684,509	(68,882)	567,808
Invesco V.I. Core Equity Fund Series II	109,411	177,180	(31,447)	127,443
Invesco V.I. Diversified Dividend Fund Series I	—	2,434	3,301	5,954
Invesco V.I. Diversified Dividend Fund Series II	—	97,560	1,294,130	1,421,657
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	1,311	1,118	1,534	2,768
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	546,823	262,370	1,268,800	1,439,326
Invesco V.I. Equity and Income Fund Series I	—	1	705	696
Invesco V.I. Equity and Income Fund Series II	187,835	124,345	662,653	814,178
Invesco V.I. International Growth Fund Series I	—	98,149	(133,513)	(35,445)
Invesco V.I. International Growth Fund Series II	—	(177,330)	(304,434)	(554,528)
Ivy VIP Asset Strategy Portfolio	—	(607,853)	306,549	(357,604)
Ivy VIP Energy Portfolio	—	(37,715)	1,814,405	1,719,318
Ivy VIP High Income Portfolio	—	(130,528)	960,713	1,399,967
Ivy VIP Micro Cap Growth Portfolio	185,757	118,137	180,140	275,128
Ivy VIP Mid Cap Growth Portfolio	237,882	144,578	119,401	219,544
Ivy VIP Science and Technology Portfolio	424,275	(1,223)	260,255	138,963
Janus Aspen Balanced Portfolio Service Shares	188,761	436,109	(144,157)	335,334
Janus Aspen Enterprise Portfolio Service Shares	498,255	688,749	(10,245)	583,157
Janus Aspen Global Research Portfolio Service Shares	—	26,858	(20,937)	1,237
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	41	5,790	100,923	162,571
JPMorgan Insurance Trust Income Builder Portfolio Class 2	—	3,511	12,847	40,761
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,254	6,898	5,149	12,131
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	700,901	599,854	204,790	758,442
Lord Abbett Bond Debenture Portfolio Class VC	—	(12,548)	570,014	1,058,975
Lord Abbett Developing Growth Portfolio Class VC	—	(153,955)	131,812	(67,518)
Lord Abbett Fundamental Equity Portfolio Class VC	265,085	274,170	1,677,925	1,976,849
Lord Abbett Short Duration Income Portfolio Class VC	—	(90,912)	62,360	247,331
LVIP American Balanced Allocation Fund Standard Class	457,791	589,388	(2,121)	619,828
LVIP American Balanced Allocation Fund Service Class	851,737	787,580	(103,484)	890,422
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	—	897,863	26,744,582	27,437,979
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	—	(110)	17,279	24,783
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	—	(78,767)	411,562	425,301
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	—	(22,691)	29,574	12,755
LVIP American Global Growth Allocation Managed Risk Fund Service Class	—	(320,077)	1,292,123	971,565
LVIP American Global Growth Fund Service Class II	9,092,810	10,003,667	(10,209,564)	(1,070,532)
LVIP American Global Small Capitalization Fund Service Class II	4,845,280	5,804,133	(4,763,486)	55,466
LVIP American Growth Allocation Fund Standard Class	99,693	99,070	(12,554)	114,814
LVIP American Growth Allocation Fund Service Class	804,403	722,787	(88,047)	780,695
LVIP American Growth Fund Service Class II	64,494,512	71,791,223	(43,457,913)	24,346,881
LVIP American Growth-Income Fund Service Class II	36,730,868	42,803,807	(16,817,740)	26,240,368

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP American Income Allocation Fund Standard Class	$1,297	$(218)	$1,079	$(19)
LVIP American International Fund Service Class II	1,408,908	(2,268,904)	(859,996)	830,661
LVIP American Preservation Fund Standard Class	2,204	(781)	1,423	(430)
LVIP American Preservation Fund Service Class	89,191	(75,026)	14,165	6,496
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	(33)	(33)	977
LVIP AQR Enhanced Global Strategies Fund Service Class	25,898	(29,106)	(3,208)	(77,473)
LVIP Baron Growth Opportunities Fund Standard Class	4,736	(2,541)	2,195	(1,491)
LVIP Baron Growth Opportunities Fund Service Class	767,152	(2,584,490)	(1,817,338)	2,554,784
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	6,810	(1,392)	5,418	622
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	11,816,139	(10,474,902)	1,341,237	1,714,287
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	6,006	(2,007)	3,999	(27,906)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	8,791,995	(3,417,114)	5,374,881	(42,001,074)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	1,200	(2,083)	(883)	(8,080)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	6,964,868	(15,897,587)	(8,932,719)	(11,813,417)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	613,225	(259,882)	353,343	(4,356)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,851	(5,600)	4,251	(4,401)
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,987,098	(12,108,266)	(6,121,168)	(7,336,640)
LVIP BlackRock Multi-Asset Income Fund Standard Class	7,423	(1,015)	6,408	(1,529)
LVIP BlackRock Multi-Asset Income Fund Service Class	166,967	(61,462)	105,505	(24,523)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	702,360	(535,528)	166,832	56,521
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	74	(949)	(875)	(11,891)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	168,860	(514,581)	(345,721)	654,613
LVIP Blended Core Equity Managed Volatility Fund Standard Class	886	(699)	187	(37)
LVIP Blended Core Equity Managed Volatility Fund Service Class	1,999,802	(2,667,163)	(667,361)	(65,661)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	10,582	(42,771)	(32,189)	93,618
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	1,017,971	(6,603,811)	(5,585,840)	3,010,128
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(486)	(486)	38
LVIP Blended Mid Cap Managed Volatility Fund Service Class	—	(5,153,778)	(5,153,778)	(2,185,055)
LVIP Clarion Global Real Estate Fund Standard Class	13,274	(1,263)	12,011	878
LVIP Clarion Global Real Estate Fund Service Class	3,918,675	(1,620,319)	2,298,356	2,906,371
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	637,855	(1,151,295)	(513,440)	(121,047)
LVIP Delaware Bond Fund Standard Class	2,356,294	(1,509,921)	846,373	673,176
LVIP Delaware Bond Fund Service Class	73,457,285	(41,752,455)	31,704,830	3,337,740
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(15,220)	(15,220)	(15,316)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(11,832,951)	(11,832,951)	(2,968,380)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	75,796	(77,934)	(2,138)	53,813
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	192,757	(244,911)	(52,154)	80,552
LVIP Delaware Social Awareness Fund Standard Class	113,886	(124,264)	(10,378)	208,627
LVIP Delaware Social Awareness Fund Service Class	678,834	(923,316)	(244,482)	332,141
LVIP Delaware Special Opportunities Fund Service Class	737,432	(843,636)	(106,204)	252,654
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	30,787	(10,306)	20,481	(53,507)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	5,262,668	(3,994,351)	1,268,317	(3,813,553)
LVIP Dimensional International Core Equity Fund Standard Class	23,967	(3,343)	20,624	(23)
LVIP Dimensional International Core Equity Fund Service Class	187,606	(128,361)	59,245	(14,083)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	25,013	(7,192)	17,821	(113,280)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	615,740	(724,490)	(108,750)	(400,529)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	15,234	(3,951)	11,283	9,792
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	134,373	(109,660)	24,713	85,965
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	41,732	(23,915)	17,817	46,842
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	4,801,759	(6,926,038)	(2,124,279)	(610,393)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	91,595	(29,846)	61,749	1,809
LVIP Dimensional/Vanguard Total Bond Fund Service Class	6,760,232	(7,482,671)	(722,439)	633,124
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	9,335,846	(11,614,519)	(2,278,673)	(7,135,923)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	17,248	(26,096)	(8,848)	(35,788)
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	261	(58)	203	(766)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	5,512,343	(3,494,950)	2,017,393	(1,264,760)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,910	(1,025)	2,885	569

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP American Income Allocation Fund Standard Class	$443	$424	$(1,374)	$129
LVIP American International Fund Service Class II	7,981,301	8,811,962	(5,567,369)	2,384,597
LVIP American Preservation Fund Standard Class	—	(430)	(1,056)	(63)
LVIP American Preservation Fund Service Class	—	6,496	(31,611)	(10,950)
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	977	(795)	149
LVIP AQR Enhanced Global Strategies Fund Service Class	80,585	3,112	29,352	29,256
LVIP Baron Growth Opportunities Fund Standard Class	43,553	42,062	(11,475)	32,782
LVIP Baron Growth Opportunities Fund Service Class	10,775,052	13,329,836	(6,058,489)	5,454,009
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	622	21,822	27,862
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	—	1,714,287	60,522,167	63,577,691
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(27,906)	34,659	10,752
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	—	(42,001,074)	48,743,340	12,117,147
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	772	(7,308)	13,031	4,840
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	4,473,715	(7,339,702)	23,566,061	7,293,640
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	—	(4,356)	(391,765)	(42,778)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(4,401)	19,536	19,386
LVIP BlackRock Inflation Protected Bond Fund Service Class	—	(7,336,640)	25,302,796	11,844,988
LVIP BlackRock Multi-Asset Income Fund Standard Class	—	(1,529)	10,298	15,177
LVIP BlackRock Multi-Asset Income Fund Service Class	—	(24,523)	169,439	250,421
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	—	56,521	1,144,476	1,367,829
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	186	(11,705)	7,285	(5,295)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	633,888	1,288,501	1,210,524	2,153,304
LVIP Blended Core Equity Managed Volatility Fund Standard Class	—	(37)	5,249	5,399
LVIP Blended Core Equity Managed Volatility Fund Service Class	—	(65,661)	12,261,337	11,528,315
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	93,618	(132,995)	(71,566)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	—	3,010,128	(6,743,741)	(9,319,453)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	1,753	1,791	3,878	5,183
LVIP Blended Mid Cap Managed Volatility Fund Service Class	8,431,350	6,246,295	(1,146,337)	(53,820)
LVIP Clarion Global Real Estate Fund Standard Class	—	878	(9,849)	3,040
LVIP Clarion Global Real Estate Fund Service Class	—	2,906,371	(5,718,165)	(513,438)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	1,671,031	1,549,984	1,033,286	2,069,830
LVIP Delaware Bond Fund Standard Class	952,130	1,625,306	(1,406,880)	1,064,799
LVIP Delaware Bond Fund Service Class	34,016,510	37,354,250	(46,800,327)	22,258,753
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(15,316)	46,321	15,785
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(2,968,380)	16,655,550	1,854,219
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	394,283	448,096	(275,883)	170,075
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	1,179,345	1,259,897	(735,356)	472,387
LVIP Delaware Social Awareness Fund Standard Class	928,876	1,137,503	(783,985)	343,140
LVIP Delaware Social Awareness Fund Service Class	7,244,655	7,576,796	(4,773,577)	2,558,737
LVIP Delaware Special Opportunities Fund Service Class	7,710,568	7,963,222	1,433,242	9,290,260
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	21,390	(32,117)	11,815	179
LVIP Dimensional International Equity Managed Volatility Fund Service Class	4,058,601	245,048	(287,727)	1,225,638
LVIP Dimensional International Core Equity Fund Standard Class	—	(23)	15,255	35,856
LVIP Dimensional International Core Equity Fund Service Class	—	(14,083)	335,715	380,877
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	607,233	493,953	(359,488)	152,286
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	17,048,719	16,648,190	(11,119,214)	5,420,226
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	—	9,792	122,650	143,725
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	—	85,965	1,010,897	1,121,575
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	255,576	302,418	66,793	387,028
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	37,142,914	36,532,521	4,914,808	39,323,050
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	—	1,809	(45,780)	17,778
LVIP Dimensional/Vanguard Total Bond Fund Service Class	—	633,124	(410,182)	(499,497)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	—	(7,135,923)	15,483,363	6,068,767
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	5,380	(30,408)	30,099	(9,157)
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	—	(766)	1,643	1,080
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	2,956,827	1,692,067	16,890,441	20,599,901
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,743	3,312	1,105	7,302

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Global Conservative Allocation Managed Risk Fund Service Class	$24,996,127	$(21,600,246)	$3,395,881	$4,502,344
LVIP Global Growth Allocation Managed Risk Fund Standard Class	77,676	(26,963)	50,713	(493)
LVIP Global Growth Allocation Managed Risk Fund Service Class	139,614,751	(125,424,073)	14,190,678	13,350,811
LVIP Global Income Fund Standard Class	—	(1,622)	(1,622)	11
LVIP Global Income Fund Service Class	—	(9,714,796)	(9,714,796)	(3,578,405)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	15,685	(9,711)	5,974	(3,373)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	103,996,421	(100,421,293)	3,575,128	20,654,084
LVIP Goldman Sachs Income Builder Fund Standard Class	931	(102)	829	(151)
LVIP Goldman Sachs Income Builder Fund Service Class	115,948	(38,215)	77,733	(22,853)
LVIP Government Money Market Fund Standard Class	8,261	(468,616)	(460,355)	—
LVIP Government Money Market Fund Service Class	65,657	(4,158,925)	(4,093,268)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	1,877,264	(2,861,947)	(984,683)	(35,659)
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	701	(842)	(141)	(533)
LVIP Invesco Select Equity Managed Volatility Fund Service Class	791,007	(1,920,905)	(1,129,898)	(1,350,182)
LVIP JPMorgan High Yield Fund Standard Class	7,157	(392)	6,765	(75)
LVIP JPMorgan High Yield Fund Service Class	8,438,974	(2,296,217)	6,142,757	(1,625,716)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,876	(1,952)	(76)	(2,087)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	2,577,990	(7,441,736)	(4,863,746)	1,293,611
LVIP Managed Risk Profile 2010 Fund Service Class	88,042	(77,662)	10,380	62,004
LVIP Managed Risk Profile 2020 Fund Service Class	184,083	(170,751)	13,332	172,615
LVIP Managed Risk Profile 2030 Fund Service Class	86,707	(98,414)	(11,707)	133,934
LVIP Managed Risk Profile 2040 Fund Service Class	64,901	(87,137)	(22,236)	165,295
LVIP MFS International Growth Fund Standard Class	492	(136)	356	651
LVIP MFS International Growth Fund Service Class	2,011,409	(1,994,203)	17,206	1,708,538
LVIP MFS International Equity Managed Volatility Fund Service Class	2,103,934	(3,101,575)	(997,641)	(1,383,260)
LVIP MFS Value Fund Standard Class	911	(62)	849	(10)
LVIP MFS Value Fund Service Class	14,544,007	(10,055,274)	4,488,733	35,104,383
LVIP Mondrian International Value Fund Standard Class	342,517	(202,100)	140,417	(106,916)
LVIP Mondrian International Value Fund Service Class	7,433,069	(3,795,130)	3,637,939	(2,616,189)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	2,746	(305)	2,441	5
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	331,114	(372,315)	(41,201)	(197,831)
LVIP PIMCO Low Duration Bond Fund Standard Class	69,397	(18,012)	51,385	2,018
LVIP PIMCO Low Duration Bond Fund Service Class	4,812,672	(5,018,066)	(205,394)	186,397
LVIP Select Core Equity Managed Volatility Fund Standard Class	2,229	(2,782)	(553)	(9,773)
LVIP Select Core Equity Managed Volatility Fund Service Class	3,163,763	(7,041,661)	(3,877,898)	(1,799,876)
LVIP SSGA Bond Index Fund Standard Class	21,176	(5,939)	15,237	73
LVIP SSGA Bond Index Fund Service Class	19,842,729	(16,304,632)	3,538,097	4,278,167
LVIP SSGA Conservative Index Allocation Fund Service Class	1,289,806	(1,157,718)	132,088	666,915
LVIP SSGA Conservative Structured Allocation Fund Standard Class	13,241	(2,264)	10,977	(1,945)
LVIP SSGA Conservative Structured Allocation Fund Service Class	3,731,612	(2,941,637)	789,975	798,332
LVIP SSGA Developed International 150 Fund Standard Class	12,519	(2,429)	10,090	(8,041)
LVIP SSGA Developed International 150 Fund Service Class	4,762,558	(2,249,194)	2,513,364	(1,339,742)
LVIP SSGA Emerging Markets 100 Fund Standard Class	15,748	(4,128)	11,620	(20,169)
LVIP SSGA Emerging Markets 100 Fund Service Class	4,041,608	(2,658,726)	1,382,882	(7,436,170)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	10,576	(3,602)	6,974	(2,972)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	14,376,247	(14,418,065)	(41,818)	(3,676,794)
LVIP SSGA International Index Fund Standard Class	26,483	(5,145)	21,338	(13,689)
LVIP SSGA International Index Fund Service Class	7,321,415	(4,176,302)	3,145,113	431,868
LVIP SSGA International Managed Volatility Fund Standard Class	1,428	(130)	1,298	(131)
LVIP SSGA International Managed Volatility Fund Service Class	2,478,548	(1,888,819)	589,729	(1,529,815)
LVIP SSGA Large Cap 100 Fund Standard Class	41,577	(18,441)	23,136	(29,707)
LVIP SSGA Large Cap 100 Fund Service Class	6,260,785	(4,834,034)	1,426,751	8,718,837
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	564	(279)	285	12
LVIP SSGA Large Cap Managed Volatility Fund Service Class	3,866,479	(3,597,456)	269,023	(219,674)
LVIP SSGA Moderate Index Allocation Fund Service Class	3,626,848	(3,202,695)	424,153	2,203,422
LVIP SSGA Moderate Structured Allocation Fund Standard Class	4,200	(700)	3,500	(37)
LVIP SSGA Moderate Structured Allocation Fund Service Class	15,636,541	(12,370,630)	3,265,911	5,037,691

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Conservative Allocation Managed Risk Fund Service Class	$20,076,615	$24,578,959	$10,213,318	$38,188,158
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	(493)	108,205	158,425
LVIP Global Growth Allocation Managed Risk Fund Service Class	—	13,350,811	210,948,115	238,489,604
LVIP Global Income Fund Standard Class	2,583	2,594	(9,201)	(8,229)
LVIP Global Income Fund Service Class	2,596,711	(981,694)	2,184,123	(8,512,367)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	9,161	5,788	15,490	27,252
LVIP Global Moderate Allocation Managed Risk Fund Service Class	73,891,981	94,546,065	65,734,214	163,855,407
LVIP Goldman Sachs Income Builder Fund Standard Class	—	(151)	1,317	1,995
LVIP Goldman Sachs Income Builder Fund Service Class	—	(22,853)	200,936	255,816
LVIP Government Money Market Fund Standard Class	—	—	—	(460,355)
LVIP Government Money Market Fund Service Class	—	—	—	(4,093,268)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	2,895,648	2,859,989	15,150,810	17,026,116
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	—	(533)	4,476	3,802
LVIP Invesco Select Equity Managed Volatility Fund Service Class	—	(1,350,182)	7,921,630	5,441,550
LVIP JPMorgan High Yield Fund Standard Class	—	(75)	3,710	10,400
LVIP JPMorgan High Yield Fund Service Class	—	(1,625,716)	12,396,752	16,913,793
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	(2,087)	28,311	26,148
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	—	1,293,611	40,047,751	36,477,616
LVIP Managed Risk Profile 2010 Fund Service Class	187,598	249,602	(139,005)	120,977
LVIP Managed Risk Profile 2020 Fund Service Class	254,230	426,845	(193,002)	247,175
LVIP Managed Risk Profile 2030 Fund Service Class	134,520	268,454	(169,022)	87,725
LVIP Managed Risk Profile 2040 Fund Service Class	102,693	267,988	(167,945)	77,807
LVIP MFS International Growth Fund Standard Class	—	651	(213)	794
LVIP MFS International Growth Fund Service Class	—	1,708,538	(1,248,489)	477,255
LVIP MFS International Equity Managed Volatility Fund Service Class	—	(1,383,260)	(3,427,852)	(5,808,753)
LVIP MFS Value Fund Standard Class	675	665	544	2,058
LVIP MFS Value Fund Service Class	35,593,644	70,698,027	25,463,704	100,650,464
LVIP Mondrian International Value Fund Standard Class	409,500	302,584	(206,651)	236,350
LVIP Mondrian International Value Fund Service Class	9,545,905	6,929,716	(3,920,723)	6,646,932
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	—	5	4,256	6,702
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	—	(197,831)	1,269,746	1,030,714
LVIP PIMCO Low Duration Bond Fund Standard Class	8,111	10,129	(5,537)	55,977
LVIP PIMCO Low Duration Bond Fund Service Class	680,974	867,371	1,417,357	2,079,334
LVIP Select Core Equity Managed Volatility Fund Standard Class	—	(9,773)	19,276	8,950
LVIP Select Core Equity Managed Volatility Fund Service Class	—	(1,799,876)	24,968,290	19,290,516
LVIP SSGA Bond Index Fund Standard Class	—	73	(5,548)	9,762
LVIP SSGA Bond Index Fund Service Class	—	4,278,167	(6,008,706)	1,807,558
LVIP SSGA Conservative Index Allocation Fund Service Class	522,120	1,189,035	1,029,934	2,351,057
LVIP SSGA Conservative Structured Allocation Fund Standard Class	13,180	11,235	12,619	34,831
LVIP SSGA Conservative Structured Allocation Fund Service Class	4,414,259	5,212,591	2,588,100	8,590,666
LVIP SSGA Developed International 150 Fund Standard Class	6,533	(1,508)	17,182	25,764
LVIP SSGA Developed International 150 Fund Service Class	3,102,311	1,762,569	5,984,844	10,260,777
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(20,169)	85,927	77,378
LVIP SSGA Emerging Markets 100 Fund Service Class	—	(7,436,170)	27,018,393	20,965,105
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(2,972)	23,414	27,416
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	—	(3,676,794)	33,318,462	29,599,850
LVIP SSGA International Index Fund Standard Class	—	(13,689)	(5,740)	1,909
LVIP SSGA International Index Fund Service Class	—	431,868	(5,706,398)	(2,129,417)
LVIP SSGA International Managed Volatility Fund Standard Class	—	(131)	(1,957)	(790)
LVIP SSGA International Managed Volatility Fund Service Class	—	(1,529,815)	(4,521,015)	(5,461,101)
LVIP SSGA Large Cap 100 Fund Standard Class	167,612	137,905	150,158	311,199
LVIP SSGA Large Cap 100 Fund Service Class	28,825,556	37,544,393	12,246,942	51,218,086
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	—	12	1,951	2,248
LVIP SSGA Large Cap Managed Volatility Fund Service Class	—	(219,674)	14,670,664	14,720,013
LVIP SSGA Moderate Index Allocation Fund Service Class	2,322,280	4,525,702	3,888,679	8,838,534
LVIP SSGA Moderate Structured Allocation Fund Standard Class	5,426	5,389	6,060	14,949
LVIP SSGA Moderate Structured Allocation Fund Service Class	23,009,858	28,047,549	21,630,239	52,943,699

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	$3,044,073	$(2,623,528)	$420,545	$1,628,930
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	14,980	(1,878)	13,102	67
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	8,721,224	(6,683,450)	2,037,774	2,974,046
LVIP SSGA S&P 500 Index Fund Standard Class	747,981	(467,411)	280,570	801,430
LVIP SSGA S&P 500 Index Fund Service Class	15,614,352	(14,229,140)	1,385,212	33,691,368
LVIP SSGA Small-Cap Index Fund Standard Class	38,039	(15,872)	22,167	(3,604)
LVIP SSGA Small-Cap Index Fund Service Class	2,880,315	(4,097,216)	(1,216,901)	8,830,165
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	1,489	(1,076)	413	(1,811)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	2,393,817	(3,515,897)	(1,122,080)	(667,259)
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	40,013	(17,382)	22,631	(47,549)
LVIP SSGA Small-Mid Cap 200 Fund Service Class	2,317,013	(1,891,470)	425,543	(389,755)
LVIP T. Rowe Price Growth Stock Fund Standard Class	679	(1,858)	(1,179)	(710)
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(3,892,172)	(3,892,172)	10,293,771
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	8,355	(50,403)	(42,048)	97,942
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	62,767	(1,819,270)	(1,756,503)	2,274,627
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	427	(217)	210	(1)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	6,029,083	(6,121,539)	(92,456)	(266,012)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	9,758	(5,478)	4,280	18,164
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,843,748	(1,869,715)	(25,967)	3,269,799
LVIP Vanguard International Equity ETF Fund Standard Class	16,270	(6,153)	10,117	(5,418)
LVIP Vanguard International Equity ETF Fund Service Class	1,559,368	(1,086,079)	473,289	(674,085)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(434)	(434)	(2,038)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	3,964	(1,143,593)	(1,139,629)	567,490
LVIP Wellington Capital Growth Fund Standard Class	—	(5)	(5)	(541)
LVIP Wellington Capital Growth Fund Service Class	—	(3,199,088)	(3,199,088)	8,462,158
LVIP Wellington Mid-Cap Value Fund Standard Class	365	(225)	140	17
LVIP Wellington Mid-Cap Value Fund Service Class	216,030	(1,236,302)	(1,020,272)	2,708,423
MFS VIT Growth Series Initial Class	1,414	(44,915)	(43,501)	83,559
MFS VIT Growth Series Service Class	—	(1,008,194)	(1,008,194)	901,139
MFS VIT Total Return Series Initial Class	210,409	(92,808)	117,601	1,420,684
MFS VIT Total Return Series Service Class	236,346	(128,963)	107,383	(79,859)
MFS VIT Utilities Series Initial Class	307,236	(110,712)	196,524	108,204
MFS VIT Utilities Series Service Class	7,263,804	(3,128,844)	4,134,960	(1,864,131)
MFS VIT II Core Equity Portfolio Service Class	10,708	(36,326)	(25,618)	(43,111)
MFS VIT II International Value Series Initial Class	4,364	(1,089)	3,275	(505)
MFS VIT II International Value Series Service Class	174,832	(166,085)	8,747	(43,074)
Morgan Stanley UIF Growth Portfolio Class II	—	(15,514)	(15,514)	29,494
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(3)	(3)	73
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	179,643	(476,983)	(297,340)	834,366
Oppenheimer Global Fund/VA Service Shares	60,564	(75,430)	(14,866)	49,792
Oppenheimer International Growth Fund/VA Non-Service Shares	6,253	(2,469)	3,784	(5,205)
Oppenheimer International Growth Fund/VA Service Shares	59,828	(82,854)	(23,026)	(145,521)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	533	(399)	134	(390)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	14,801	(73,284)	(58,483)	(55,400)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	43,542	(18,134)	25,408	(14,126)
PIMCO VIT All Asset All Authority Portfolio Institutional Class	4,530	(586)	3,944	(7,429)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	118,467	(169,634)	(51,167)	(1,494,074)
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	379	(121)	258	(152)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	108,882	(25,138)	83,744	(19,903)
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	532	(39)	493	(6)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	52,771	(41,016)	11,755	(20,593)
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	452	(98)	354	(53)
Putnam VT Absolute Return 500 Fund Class IA	366	(14)	352	(472)
Putnam VT Absolute Return 500 Fund Class IB	76,007	(25,866)	50,141	(27,333)
Putnam VT Global Health Care Fund Class IA	—	(94)	(94)	(1,933)
Putnam VT Global Health Care Fund Class IB	—	(121,458)	(121,458)	(541,076)
Putnam VT Growth & Income Fund Class IB	20,707	(19,530)	1,177	25,366

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	$2,203,839	$3,832,769	$4,163,367	$8,416,681
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	20,247	20,314	21,659	55,075
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	13,142,668	16,116,714	13,988,348	32,142,836
LVIP SSGA S&P 500 Index Fund Standard Class	496,615	1,298,045	1,850,457	3,429,072
LVIP SSGA S&P 500 Index Fund Service Class	11,987,449	45,678,817	32,843,563	79,907,592
LVIP SSGA Small-Cap Index Fund Standard Class	51,191	47,587	431,894	501,648
LVIP SSGA Small-Cap Index Fund Service Class	5,476,949	14,307,114	30,944,965	44,035,178
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	—	(1,811)	20,246	18,848
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	—	(667,259)	31,598,278	29,808,939
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	85,799	38,250	404,773	465,654
LVIP SSGA Small-Mid Cap 200 Fund Service Class	5,980,973	5,591,218	22,517,410	28,534,171
LVIP T. Rowe Price Growth Stock Fund Standard Class	8,672	7,962	25,025	31,808
LVIP T. Rowe Price Growth Stock Fund Service Class	3,310,023	13,603,794	(11,031,196)	(1,319,574)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	141,280	239,222	(25,477)	171,697
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	5,869,037	8,143,664	(339,101)	6,048,060
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	(1)	930	1,139
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	—	(266,012)	15,248,961	14,890,493
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,773	19,937	39,687	63,904
LVIP Vanguard Domestic Equity ETF Fund Service Class	414,792	3,684,591	8,358,390	12,017,014
LVIP Vanguard International Equity ETF Fund Standard Class	—	(5,418)	26,249	30,948
LVIP Vanguard International Equity ETF Fund Service Class	—	(674,085)	1,589,008	1,388,212
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(2,038)	5,888	3,416
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	2,769,668	3,337,158	4,186,453	6,383,982
LVIP Wellington Capital Growth Fund Standard Class	494	(47)	—	(52)
LVIP Wellington Capital Growth Fund Service Class	24,759,616	33,221,774	(32,961,975)	(2,939,289)
LVIP Wellington Mid-Cap Value Fund Standard Class	212	229	8,797	9,166
LVIP Wellington Mid-Cap Value Fund Service Class	249,538	2,957,961	6,687,144	8,624,833
MFS VIT Growth Series Initial Class	192,833	276,392	(199,438)	33,453
MFS VIT Growth Series Service Class	4,759,128	5,660,267	(3,802,973)	849,100
MFS VIT Total Return Series Initial Class	236,553	1,657,237	(1,208,244)	566,594
MFS VIT Total Return Series Service Class	291,771	211,912	(77,751)	241,544
MFS VIT Utilities Series Initial Class	181,271	289,475	241,102	727,101
MFS VIT Utilities Series Service Class	4,613,433	2,749,302	10,827,723	17,711,985
MFS VIT II Core Equity Portfolio Service Class	182,619	139,508	78,962	192,852
MFS VIT II International Value Series Initial Class	7,368	6,863	(5,819)	4,319
MFS VIT II International Value Series Service Class	353,490	310,416	(61,062)	258,101
Morgan Stanley UIF Growth Portfolio Class II	270,352	299,846	(332,465)	(48,133)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	73	—	70
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	2,042,347	2,876,713	1,140,597	3,719,970
Oppenheimer Global Fund/VA Service Shares	536,985	586,777	(620,710)	(48,799)
Oppenheimer International Growth Fund/VA Non-Service Shares	13,302	8,097	(27,283)	(15,402)
Oppenheimer International Growth Fund/VA Service Shares	164,848	19,327	(284,418)	(288,117)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	3,955	3,565	16,385	20,084
Oppenheimer Main Street Small Cap Fund/VA Service Shares	227,845	172,445	957,242	1,071,204
PIMCO VIT All Asset All Authority Portfolio Advisor Class	—	(14,126)	134,388	145,670
PIMCO VIT All Asset All Authority Portfolio Institutional Class	—	(7,429)	21,928	18,443
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(1,494,074)	2,968,087	1,422,846
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	—	(152)	4,013	4,119
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	—	(19,903)	104,369	168,210
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	—	(6)	401	888
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	—	(20,593)	124,498	115,660
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	—	(53)	809	1,110
Putnam VT Absolute Return 500 Fund Class IA	—	(472)	9	(111)
Putnam VT Absolute Return 500 Fund Class IB	—	(27,333)	(36,883)	(14,075)
Putnam VT Global Health Care Fund Class IA	3,274	1,341	(4,513)	(3,266)
Putnam VT Global Health Care Fund Class IB	1,015,594	474,518	(1,596,605)	(1,243,545)
Putnam VT Growth & Income Fund Class IB	36,569	61,935	83,254	146,366

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Putnam VT Income Fund Class IB	$117,287	$(37,969)	$79,318	$(9,173)
SIPT VP Market Growth Strategy Fund Class III	33,777	(13,340)	20,437	(7,593)
SIPT VP Market Plus Strategy Fund Class III	33,099	(19,364)	13,735	(13,703)
Templeton Foreign VIP Fund Class 1	426	(79)	347	(157)
Templeton Foreign VIP Fund Class 4	34,626	(25,605)	9,021	(65,748)
Templeton Global Bond VIP Fund Class 1	—	(6,306)	(6,306)	(20,363)
Templeton Global Bond VIP Fund Class 2	—	(5,790,335)	(5,790,335)	(9,230,453)
Templeton Global Bond VIP Fund Class 4	—	(180,805)	(180,805)	(290,939)
Templeton Growth VIP Fund Class 2	596,897	(492,041)	104,856	(75,192)
Transparent Value Directional Allocation VI Portfolio Class I	—	(39)	(39)	(876)
Transparent Value Directional Allocation VI Portfolio Class II	—	(37,079)	(37,079)	63,593
UIF Global Infrastructure Portfolio Class I	1,263	(230)	1,033	(934)
UIF Global Infrastructure Portfolio Class II	98,904	(55,915)	42,989	(71,364)
VanEck VIP Global Hard Assets Fund Class S Shares	6,193	(23,719)	(17,526)	(22,153)
VanEck VIP Global Hard Assets Fund Initial Class Shares	1,054	(1,068)	(14)	(5,125)
Virtus Equity Trend Series Class A	—	(19,383)	(19,383)	(397,007)
Virtus Multi-Sector Fixed Income Series Class A	405,680	(105,443)	300,237	(17,945)
Virtus Multi-Sector Fixed Income Series Class I	619	(51)	568	(11)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Putnam VT Income Fund Class IB	$—	$(9,173)	$(53,064)	$17,081
SIPT VP Market Growth Strategy Fund Class III	25,870	18,277	18,604	57,318
SIPT VP Market Plus Strategy Fund Class III	67,600	53,897	41,181	108,813
Templeton Foreign VIP Fund Class 1	334	177	903	1,427
Templeton Foreign VIP Fund Class 4	32,667	(33,081)	198,220	174,160
Templeton Global Bond VIP Fund Class 1	1,191	(19,172)	63,028	37,550
Templeton Global Bond VIP Fund Class 2	315,622	(8,914,831)	18,233,573	3,528,407
Templeton Global Bond VIP Fund Class 4	12,138	(278,801)	855,479	395,873
Templeton Growth VIP Fund Class 2	1,148,014	1,072,822	972,861	2,150,539
Transparent Value Directional Allocation VI Portfolio Class I	—	(876)	1,667	752
Transparent Value Directional Allocation VI Portfolio Class II	—	63,593	213,127	239,641
UIF Global Infrastructure Portfolio Class I	3,345	2,411	3,244	6,688
UIF Global Infrastructure Portfolio Class II	286,729	215,365	235,982	494,336
VanEck VIP Global Hard Assets Fund Class S Shares	—	(22,153)	726,933	687,254
VanEck VIP Global Hard Assets Fund Initial Class Shares	—	(5,125)	99,580	94,441
Virtus Equity Trend Series Class A	—	(397,007)	261,711	(154,679)
Virtus Multi-Sector Fixed Income Series Class A	—	(17,945)	265,663	547,955
Virtus Multi-Sector Fixed Income Series Class I	—	(11)	547	1,104

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth and Income Portfolio Class B Subaccount	AB VPS International Value Portfolio Class B Subaccount	AB VPS Large Cap Growth Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class B Subaccount	Alps|Alerian Energy Infrastructure Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$28,692,905	$—	$5,099	$10,433,388	$57,825	$194,269,675	$117,205
Changes From Operations:
• Net investment income (loss)	(496,178)	(21)	6	(176,342)	273	(2,038,824)	1,262
• Net realized gain (loss) on investments	1,829,426	2,912	1,703	1,869,528	11,264	33,235,044	(44,361)
• Net change in unrealized appreciation or depreciation on investments	(1,086,461)	—	81	(792,491)	(15,681)	(44,316,783)	(90,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,787	2,891	1,790	900,695	(4,144)	(13,120,563)	(134,017)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,663,600	135	1,499	62,648	26,793	9,556,579	273,749
• Contract withdrawals and transfers to annuity reserves	(3,458,414)	(2,197)	(2,750)	(1,369,654)	—	(20,169,099)	(12,105)
• Contract transfers	1,990,455	(829)	(593)	292,130	(2,704)	(3,066,484)	(63,328)
	195,641	(2,891)	(1,844)	(1,014,876)	24,089	(13,679,004)	198,316
Annuity Reserves:
• Annuity Payments	(1,471)	—	—	—	—	(7,672)	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,953	—	—	—	—	(15)	—
	482	—	—	—	—	(7,687)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	196,123	(2,891)	(1,844)	(1,014,876)	24,089	(13,686,691)	198,316
TOTAL INCREASE (DECREASE) IN NET ASSETS	442,910	—	(54)	(114,181)	19,945	(26,807,254)	64,299
NET ASSETS AT DECEMBER 31, 2015	29,135,815	—	5,045	10,319,207	77,770	167,462,421	181,504
Changes From Operations:
• Net investment income (loss)	(435,126)	—	(36)	(155,836)	906	(2,158,495)	4,242
• Net realized gain (loss) on investments	726,942	—	(94)	1,668,403	17,341	9,740,754	(5,839)
• Net change in unrealized appreciation or depreciation on investments	(987,705)	—	76	(1,468,362)	42,896	28,671,115	74,404
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(695,889)	—	(54)	44,205	61,143	36,253,374	72,807
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	630,355	—	172	40,632	226,053	6,446,385	3,236
• Contract withdrawals and transfers to annuity reserves	(2,136,282)	—	(2,709)	(1,056,499)	(3,458)	(16,763,122)	(21,130)
• Contract transfers	(2,367,735)	—	—	78,487	20,497	(1,666,426)	4,612
	(3,873,662)	—	(2,537)	(937,380)	243,092	(11,983,163)	(13,282)
Annuity Reserves:
• Annuity Payments	(3,375)	—	—	—	—	(7,433)	—
• Receipt (reimbursement) of mortality guarantee adjustments	87	—	—	—	—	(5)	—
	(3,288)	—	—	—	—	(7,438)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,876,950)	—	(2,537)	(937,380)	243,092	(11,990,601)	(13,282)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,572,839)	—	(2,591)	(893,175)	304,235	24,262,773	59,525
NET ASSETS AT DECEMBER 31, 2016	$24,562,976	$—	$2,454	$9,426,032	$382,005	$191,725,194	$241,029

See accompanying notes.

	Alps|Alerian Energy Infrastructure Portfolio Class III Subaccount	Alps|Red Rocks Listed Private Equity Portfolio Class I Subaccount	Alps|Red Rocks Listed Private Equity Portfolio Class III Subaccount	Alps|Stadion Tactical Defensive Portfolio Class I Subaccount	Alps|Stadion Tactical Defensive Portfolio Class III Subaccount	Alps|Stadion Tactical Growth Portfolio Class III Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,921,367	$—	$—	$81,904	$764,872	$—
Changes From Operations:
• Net investment income (loss)	(6,912)	—	(8,602)	(262)	(37,930)	(4,680)
• Net realized gain (loss) on investments	(150,082)	—	(6,533)	(10,092)	(27,193)	(314)
• Net change in unrealized appreciation or depreciation on investments	(1,068,847)	—	(127,576)	(470)	(330,756)	(28,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,225,841)	—	(142,711)	(10,824)	(395,879)	(33,808)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,417,431	—	3,453,218	103,704	3,107,920	716,951
• Contract withdrawals and transfers to annuity reserves	(155,486)	—	(25,831)	(5,972)	(257,424)	(5,027)
• Contract transfers	430,942	—	139,845	(160,500)	2,104,678	695,580
	1,692,887	—	3,567,232	(62,768)	4,955,174	1,407,504
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,692,887	—	3,567,232	(62,768)	4,955,174	1,407,504
TOTAL INCREASE (DECREASE) IN NET ASSETS	467,046	—	3,424,521	(73,592)	4,559,295	1,373,696
NET ASSETS AT DECEMBER 31, 2015	2,388,413	—	3,424,521	8,312	5,324,167	1,373,696
Changes From Operations:
• Net investment income (loss)	57,497	1,291	(18,472)	(69)	(60,448)	(22,500)
• Net realized gain (loss) on investments	(111,399)	4,623	(7,205)	(1)	(67,388)	16,567
• Net change in unrealized appreciation or depreciation on investments	1,352,299	635	342,341	2,147	530,717	277,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,298,397	6,549	316,664	2,077	402,881	271,508
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	771,189	—	1,876,248	—	467,944	1,188,117
• Contract withdrawals and transfers to annuity reserves	(276,370)	(4,954)	(248,986)	—	(2,067,833)	(306,079)
• Contract transfers	1,286,873	25,281	66,553	45,056	382,830	1,445,059
	1,781,692	20,327	1,693,815	45,056	(1,217,059)	2,327,097
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,781,692	20,327	1,693,815	45,056	(1,217,059)	2,327,097
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,080,089	26,876	2,010,479	47,133	(814,178)	2,598,605
NET ASSETS AT DECEMBER 31, 2016	$5,468,502	$26,876	$5,435,000	$55,445	$4,509,989	$3,972,301

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Century VP Balanced Fund Class II Subaccount	American Century VP Inflation Protection Fund Class II Subaccount	American Funds Asset Allocation Fund Class 1 Subaccount	American Funds Asset Allocation Fund Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund Class 4 Subaccount	American Funds Bond Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$1,083,366	$5,036,627	$2,328,817	$2,949,193	$2,028,548
Changes From Operations:
• Net investment income (loss)	—	(7)	37,099	433,678	34,253	87,149	27,920
• Net realized gain (loss) on investments	—	14	103,284	1,216,564	250,886	516,932	41,556
• Net change in unrealized appreciation or depreciation on investments	—	(9)	(140,852)	(1,927,419)	(370,193)	(1,008,700)	(77,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(2)	(469)	(277,177)	(85,054)	(404,619)	(7,595)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	8	2,233,256	33,630,199	253,887	7,709,857	468,053
• Contract withdrawals and transfers to annuity reserves	—	(6)	(55,860)	(941,762)	(81,720)	(209,221)	(76,746)
• Contract transfers	—	—	119,389	9,112,120	49,304	(109,282)	(3,540)
	—	2	2,296,785	41,800,557	221,471	7,391,354	387,767
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2	2,296,785	41,800,557	221,471	7,391,354	387,767
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	2,296,316	41,523,380	136,417	6,986,735	380,172
NET ASSETS AT DECEMBER 31, 2015	—	—	3,379,682	46,560,007	2,465,234	9,935,928	2,408,720
Changes From Operations:
• Net investment income (loss)	(7,295)	119	172,714	324,416	46,414	169,158	46,290
• Net realized gain (loss) on investments	14,225	1,675	114,496	1,459,436	227,964	1,002,189	19,132
• Net change in unrealized appreciation or depreciation on investments	127,163	(822)	272,027	3,393,432	189,451	1,131,917	(19,263)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	134,093	972	559,237	5,177,284	463,829	2,303,264	46,159
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,115,031	17,639	2,198,849	28,418,990	327,505	5,383,433	1,999,985
• Contract withdrawals and transfers to annuity reserves	(545,898)	(3,131)	(128,142)	(3,078,980)	(218,025)	(642,870)	(83,437)
• Contract transfers	12,588,366	11,745	7,803,485	10,594,908	306,475	2,637,801	(716,734)
	18,157,499	26,253	9,874,192	35,934,918	415,955	7,378,364	1,199,814
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,157,499	26,253	9,874,192	35,934,918	415,955	7,378,364	1,199,814
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,291,592	27,225	10,433,429	41,112,202	879,784	9,681,628	1,245,973
NET ASSETS AT DECEMBER 31, 2016	$18,291,592	$27,225	$13,813,111	$87,672,209	$3,345,018	$19,617,556	$3,654,693

See accompanying notes.

	American Funds Capital Income Builder Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 4 Subaccount	American Funds Global Balanced Fund Class 1 Subaccount	American Funds Global Bond Fund Class 1 Subaccount	American Funds Global Growth Fund Class 1 Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$117,203	$3,264,170	$344,386	$1,649,036	$929,867	$300,070,833
Changes From Operations:
• Net investment income (loss)	8,441	117,106	1,687	(14,481)	13,188	(1,640,391)
• Net realized gain (loss) on investments	(4,226)	(35,967)	4,530	37,798	145,920	40,247,354
• Net change in unrealized appreciation or depreciation on investments	(15,881)	(492,865)	(10,243)	(106,272)	(94,433)	(22,655,981)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,666)	(411,726)	(4,026)	(82,955)	64,675	15,950,982
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	344,104	8,749,794	5,172	211,450	577,976	5,387,908
• Contract withdrawals and transfers to annuity reserves	(8,044)	(283,198)	(28,260)	(94,290)	(18,583)	(32,809,669)
• Contract transfers	(88,705)	1,547,096	(2,911)	100,254	412,591	10,748,963
	247,355	10,013,692	(25,999)	217,414	971,984	(16,672,798)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(22,388)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	552
	—	—	—	—	—	(21,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	247,355	10,013,692	(25,999)	217,414	971,984	(16,694,634)
TOTAL INCREASE (DECREASE) IN NET ASSETS	235,689	9,601,966	(30,025)	134,459	1,036,659	(743,652)
NET ASSETS AT DECEMBER 31, 2015	352,892	12,866,136	314,361	1,783,495	1,966,526	299,327,181
Changes From Operations:
• Net investment income (loss)	19,115	388,348	6,016	129	10,507	(1,795,271)
• Net realized gain (loss) on investments	(404)	(59,532)	(442)	(2,058)	147,806	26,867,926
• Net change in unrealized appreciation or depreciation on investments	388	(45,315)	5,547	16,695	(156,035)	(27,554,781)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,099	283,501	11,121	14,766	2,278	(2,482,126)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	247,130	9,885,629	389,621	536,457	27,478	4,333,713
• Contract withdrawals and transfers to annuity reserves	(26,712)	(1,608,899)	(111,361)	(141,833)	(58,329)	(26,501,592)
• Contract transfers	324,096	5,166,905	(47,882)	29,700	230,710	(1,595,148)
	544,514	13,443,635	230,378	424,324	199,859	(23,763,027)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(18,685)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	258
	—	—	—	—	—	(18,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	544,514	13,443,635	230,378	424,324	199,859	(23,781,454)
TOTAL INCREASE (DECREASE) IN NET ASSETS	563,613	13,727,136	241,499	439,090	202,137	(26,263,580)
NET ASSETS AT DECEMBER 31, 2016	$916,505	$26,593,272	$555,860	$2,222,585	$2,168,663	$273,063,601

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds Global Growth Fund Class 4 Subaccount	American Funds Global Growth and Income Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 4 Subaccount	American Funds Growth Fund Class 1 Subaccount	American Funds Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,707,623	$541,529	$647,274	$444,106,901	$1,105,353	$5,209,877	$1,582,205,164
Changes From Operations:
• Net investment income (loss)	40,421	10,987	(5,612)	(5,619,397)	(36,603)	4,767	(16,093,256)
• Net realized gain (loss) on investments	539,661	767	54,905	54,159,468	183,791	1,119,811	389,775,494
• Net change in unrealized appreciation or depreciation on investments	(658,001)	(38,135)	(53,520)	(48,944,448)	(513,623)	(784,874)	(294,706,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,919)	(26,381)	(4,227)	(404,377)	(366,435)	339,704	78,975,979
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,767,134	290,520	91,111	5,970,348	3,115,395	474,377	16,711,245
• Contract withdrawals and transfers to annuity reserves	(412,421)	(29,408)	(23,551)	(40,857,492)	(54,628)	(203,775)	(177,819,602)
• Contract transfers	4,014,972	52,073	2,449	(1,564,049)	678,613	87,677	(69,259,134)
	11,369,685	313,185	70,009	(36,451,193)	3,739,380	358,279	(230,367,491)
Annuity Reserves:
• Annuity Payments	(883)	—	—	(18,141)	—	—	(112,706)
• Receipt (reimbursement) of mortality guarantee adjustments	36	—	—	5,618	—	—	1,982
	(847)	—	—	(12,523)	—	—	(110,724)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,368,838	313,185	70,009	(36,463,716)	3,739,380	358,279	(230,478,215)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,290,919	286,804	65,782	(36,868,093)	3,372,945	697,983	(151,502,236)
NET ASSETS AT DECEMBER 31, 2015	12,998,542	828,333	713,056	407,238,808	4,478,298	5,907,860	1,430,702,928
Changes From Operations:
• Net investment income (loss)	(68,800)	19,105	(951)	(3,956,929)	(50,669)	25,673	(11,886,719)
• Net realized gain (loss) on investments	743,097	198	96,512	74,009,787	431,917	549,788	150,044,917
• Net change in unrealized appreciation or depreciation on investments	(637,593)	40,014	(91,148)	(66,130,924)	(330,643)	106,879	(36,919,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,704	59,317	4,413	3,921,934	50,605	682,340	101,239,128
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,862,059	570,403	313,539	3,203,359	1,103,320	1,184,063	12,857,037
• Contract withdrawals and transfers to annuity reserves	(1,286,339)	(22,913)	(35,248)	(32,922,920)	(337,599)	(261,044)	(141,668,455)
• Contract transfers	(784,391)	36,319	149,958	(2,607,581)	(224,298)	585,174	(30,272,710)
	3,791,329	583,809	428,249	(32,327,142)	541,423	1,508,193	(159,084,128)
Annuity Reserves:
• Annuity Payments	(1,975)	—	—	(15,796)	—	—	(117,414)
• Receipt (reimbursement) of mortality guarantee adjustments	84	—	—	4,237	—	—	4,044
	(1,891)	—	—	(11,559)	—	—	(113,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,789,438	583,809	428,249	(32,338,701)	541,423	1,508,193	(159,197,498)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,826,142	643,126	432,662	(28,416,767)	592,028	2,190,533	(57,958,370)
NET ASSETS AT DECEMBER 31, 2016	$16,824,684	$1,471,459	$1,145,718	$378,822,041	$5,070,326	$8,098,393	$1,372,744,558

See accompanying notes.

	American Funds Growth Fund Class 4 Subaccount	American Funds Growth-Income Fund Class 1 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 4 Subaccount	American Funds High-Income Bond Fund Class 1 Subaccount	American Funds International Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,385,095	$2,917,443	$2,071,195,590	$4,572,408	$777,749	$2,008,634
Changes From Operations:
• Net investment income (loss)	(1,276)	25,101	(3,645,033)	125,189	48,512	37,284
• Net realized gain (loss) on investments	3,046,171	408,142	368,826,908	1,460,433	(4,285)	124,399
• Net change in unrealized appreciation or depreciation on investments	(2,523,588)	(406,044)	(361,724,365)	(1,873,975)	(119,385)	(300,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	521,307	27,199	3,457,510	(288,353)	(75,158)	(138,506)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	17,625,596	248,349	31,862,314	15,544,020	167,486	1,192,098
• Contract withdrawals and transfers to annuity reserves	(443,556)	(90,400)	(220,695,174)	(915,489)	(25,527)	(77,744)
• Contract transfers	4,468,879	(136,475)	(21,494,103)	1,670,396	49,538	100,076
	21,650,919	21,474	(210,326,963)	16,298,927	191,497	1,214,430
Annuity Reserves:
• Annuity Payments	(749)	—	(268,319)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(34)	—	(22,932)	—	—	—
	(783)	—	(291,251)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,650,136	21,474	(210,618,214)	16,298,927	191,497	1,214,430
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,171,443	48,673	(207,160,704)	16,010,574	116,339	1,075,924
NET ASSETS AT DECEMBER 31, 2015	29,556,538	2,966,116	1,864,034,886	20,582,982	894,088	3,084,558
Changes From Operations:
• Net investment income (loss)	(205,785)	42,262	71,156	71,152	66,382	36,020
• Net realized gain (loss) on investments	2,688,470	352,010	237,706,854	2,521,769	(6,787)	164,158
• Net change in unrealized appreciation or depreciation on investments	1,194,351	(9,690)	(63,111,936)	283,030	105,922	(101,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,677,036	384,582	174,666,074	2,875,951	165,517	99,132
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	16,355,739	851,696	20,995,179	11,309,310	324,828	949,076
• Contract withdrawals and transfers to annuity reserves	(1,949,086)	(68,935)	(182,131,592)	(1,954,243)	(26,726)	(62,409)
• Contract transfers	4,447,417	222,368	(20,580,576)	1,928,603	(50,786)	(570,166)
	18,854,070	1,005,129	(181,716,989)	11,283,670	247,316	316,501
Annuity Reserves:
• Annuity Payments	(1,743)	—	(248,051)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	75	—	(15,052)	—	—	—
	(1,668)	—	(263,103)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,852,402	1,005,129	(181,980,092)	11,283,670	247,316	316,501
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,529,438	1,389,711	(7,314,018)	14,159,621	412,833	415,633
NET ASSETS AT DECEMBER 31, 2016	$52,085,976	$4,355,827	$1,856,720,868	$34,742,603	$1,306,921	$3,500,191

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds International Fund Class 2 Subaccount	American Funds International Fund Class 4 Subaccount	American Funds International Growth and Income Fund Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund Class P1 Subaccount	American Funds Managed Risk Growth Fund Class P1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$729,574,567	$3,027,225	$1,533,911	$749,950	$6,299,380	$101,228	$68,833
Changes From Operations:
• Net investment income (loss)	347,052	59,774	24,283	9,446	40,350	(557)	(374)
• Net realized gain (loss) on investments	53,436,802	293,197	22,421	16,017	306,839	405	2,734
• Net change in unrealized appreciation or depreciation on investments	(93,717,795)	(1,310,123)	(148,260)	(38,232)	(913,583)	(7,336)	(899)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,933,941)	(957,152)	(101,556)	(12,769)	(566,394)	(7,488)	1,461
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,357,501	7,319,928	139,680	134,515	21,258,082	—	—
• Contract withdrawals and transfers to annuity reserves	(69,007,796)	(269,532)	(82,468)	(8,160)	(759,450)	(21,031)	(48,891)
• Contract transfers	29,764,995	1,684,076	12,078	26,212	4,850,316	1,120	1
	(24,885,300)	8,734,472	69,290	152,567	25,348,948	(19,911)	(48,890)
Annuity Reserves:
• Annuity Payments	(27,094)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,730	—	—	—	—	—	—
	(24,364)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,909,664)	8,734,472	69,290	152,567	25,348,948	(19,911)	(48,890)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,843,605)	7,777,320	(32,266)	139,798	24,782,554	(27,399)	(47,429)
NET ASSETS AT DECEMBER 31, 2015	664,730,962	10,804,545	1,501,645	889,748	31,081,934	73,829	21,404
Changes From Operations:
• Net investment income (loss)	(440,539)	29,186	28,108	9,492	(73,669)	1,119	(274)
• Net realized gain (loss) on investments	52,029,362	612,487	(25,628)	34,808	1,414,440	4,320	10,027
• Net change in unrealized appreciation or depreciation on investments	(36,975,243)	(329,687)	12,147	33,910	1,784,799	13,487	(1,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,613,580	311,986	14,627	78,210	3,125,570	18,926	8,250
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,517,153	4,291,761	66,247	118,250	19,052,822	60,002	88,011
• Contract withdrawals and transfers to annuity reserves	(54,810,894)	(643,165)	(119,229)	(14,220)	(2,404,210)	(3,165)	(75)
• Contract transfers	(997,259)	682,056	(44,540)	136,337	17,937,682	(2,005)	(93)
	(50,291,000)	4,330,652	(97,522)	240,367	34,586,294	54,832	87,843
Annuity Reserves:
• Annuity Payments	(25,698)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,614	—	—	—	—	—	—
	(23,084)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,314,084)	4,330,652	(97,522)	240,367	34,586,294	54,832	87,843
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,700,504)	4,642,638	(82,895)	318,577	37,711,864	73,758	96,093
NET ASSETS AT DECEMBER 31, 2016	$629,030,458	$15,447,183	$1,418,750	$1,208,325	$68,793,798	$147,587	$117,497

See accompanying notes.

	American Funds Managed Risk Growth-Income Fund Class P1 Subaccount	American Funds Managed Risk International Fund Class P1 Subaccount	American Funds Mortgage Fund Class 1 Subaccount	American Funds Mortgage Fund Class 4 Subaccount	American Funds New World Fund Class 1 Subaccount	American Funds New World Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2015	$26,676	$13,648	$276,226	$52,828	$1,645,697	$2,083,507
Changes From Operations:
• Net investment income (loss)	(285)	(136)	1,169	39,044	1,444	(32,594)
• Net realized gain (loss) on investments	(75)	(4)	4,654	10,259	81,858	208,902
• Net change in unrealized appreciation or depreciation on investments	(805)	(1,709)	(3,325)	(67,259)	(164,508)	(725,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,165)	(1,849)	2,498	(17,956)	(81,206)	(549,656)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	41,187	28,447	2,725,484	464,451	7,034,975
• Contract withdrawals and transfers to annuity reserves	(1,353)	—	(55,747)	(40,379)	(67,061)	(217,356)
• Contract transfers	(372)	2,288	(1,302)	2,074,488	106,458	1,447,598
	(1,725)	43,475	(28,602)	4,759,593	503,848	8,265,217
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,725)	43,475	(28,602)	4,759,593	503,848	8,265,217
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,890)	41,626	(26,104)	4,741,637	422,642	7,715,561
NET ASSETS AT DECEMBER 31, 2015	23,786	55,274	250,122	4,794,465	2,068,339	9,799,068
Changes From Operations:
• Net investment income (loss)	10	196	3,677	4,248	10,267	(59,865)
• Net realized gain (loss) on investments	1,313	(866)	3,475	47,665	(25,783)	(157,667)
• Net change in unrealized appreciation or depreciation on investments	(132)	(499)	(4,268)	(10,209)	133,624	761,479
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,191	(1,169)	2,884	41,704	118,108	543,947
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	30,000	80,302	777,692	712,288	4,139,074
• Contract withdrawals and transfers to annuity reserves	(1,258)	(12,560)	(23,705)	(599,299)	(103,194)	(1,185,927)
• Contract transfers	357	(28,952)	64,238	(393,116)	146,158	1,260,213
	(901)	(11,512)	120,835	(214,723)	755,252	4,213,360
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(901)	(11,512)	120,835	(214,723)	755,252	4,213,360
TOTAL INCREASE (DECREASE) IN NET ASSETS	290	(12,681)	123,719	(173,019)	873,360	4,757,307
NET ASSETS AT DECEMBER 31, 2016	$24,076	$42,593	$373,841	$4,621,446	$2,941,699	$14,556,375

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds U.S. Government/ AAA-Rated Securities Fund Class 1 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class III Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class I Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class III Subaccount	Catalyst Dividend Capture VA Fund Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$186,388	$1,443,873	$1,314,829,729	$—	$—	$1,389,923	$197,454
Changes From Operations:
• Net investment income (loss)	506	15,148	(8,922,035)	—	13,356	35,900	(140)
• Net realized gain (loss) on investments	2,689	135,185	74,796,918	—	(150)	31,508	17,632
• Net change in unrealized appreciation or depreciation on investments	(1,438)	(192,513)	(98,426,823)	—	(20,025)	(120,689)	(25,028)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,757	(42,180)	(32,551,940)	—	(6,819)	(53,281)	(7,536)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,243	1,075,132	57,138,078	—	375,753	25,528	11,549
• Contract withdrawals and transfers to annuity reserves	(77,570)	(31,798)	(105,815,550)	—	(5,436)	(168,674)	(386)
• Contract transfers	(39,515)	387,331	(34,356,912)	—	151,931	(10,626)	(12,595)
	(60,842)	1,430,665	(83,034,384)	—	522,248	(153,772)	(1,432)
Annuity Reserves:
• Annuity Payments	—	—	(30,097)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	2,627	—	—	—	—
	—	—	(27,470)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,842)	1,430,665	(83,061,854)	—	522,248	(153,772)	(1,432)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,085)	1,388,485	(115,613,794)	—	515,429	(207,053)	(8,968)
NET ASSETS AT DECEMBER 31, 2015	127,303	2,832,358	1,199,215,935	—	515,429	1,182,870	188,486
Changes From Operations:
• Net investment income (loss)	2,149	29,672	(5,832,544)	225	63,881	45,567	513
• Net realized gain (loss) on investments	4,577	(27,949)	(15,456,759)	42	6,520	25,062	8,208
• Net change in unrealized appreciation or depreciation on investments	(6,608)	143,258	43,547,748	(52)	(142,572)	(4,776)	(6,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118	144,981	22,258,445	215	(72,171)	65,853	2,217
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	52,164	432,340	36,887,249	—	2,440,428	5,747	24,561
• Contract withdrawals and transfers to annuity reserves	(22,059)	(192,090)	(99,272,594)	—	(160,183)	(109,574)	(5,887)
• Contract transfers	89,258	514,291	(40,244,636)	9,108	605,273	237,755	(11,084)
	119,363	754,541	(102,629,981)	9,108	2,885,518	133,928	7,590
Annuity Reserves:
• Annuity Payments	—	—	(33,941)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1,228)	—	—	—	—
	—	—	(35,169)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	119,363	754,541	(102,665,150)	9,108	2,885,518	133,928	7,590
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,481	899,522	(80,406,705)	9,323	2,813,347	199,781	9,807
NET ASSETS AT DECEMBER 31, 2016	$246,784	$3,731,880	$1,118,809,230	$9,323	$3,328,776	$1,382,651	$198,293

See accompanying notes.

	ClearBridge Variable Aggressive Growth Portfolio Class II Subaccount	ClearBridge Variable Mid Cap Portfolio Class I Subaccount	ClearBridge Variable Mid Cap Portfolio Class II Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,723,066	$2,559	$14,307,002	$1,143,589	$1,681,645,917	$3,141
Changes From Operations:
• Net investment income (loss)	(129,660)	(763)	(203,430)	57,173	20,244,723	(5)
• Net realized gain (loss) on investments	1,781,284	10,903	1,350,729	19,063	16,895,233	(158)
• Net change in unrealized appreciation or depreciation on investments	(2,686,880)	(12,870)	(787,774)	(152,088)	(89,389,016)	188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,035,256)	(2,730)	359,525	(75,852)	(52,249,060)	25
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,871,471	36,215	8,885,910	753,546	124,291,838	—
• Contract withdrawals and transfers to annuity reserves	(344,570)	—	(765,188)	(74,244)	(137,523,393)	—
• Contract transfers	5,550,526	140,676	(5,500,139)	1,510,437	75,642,743	(3,166)
	14,077,427	176,891	2,620,583	2,189,739	62,411,188	(3,166)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(59,538)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,930	—
	—	—	—	—	(57,608)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,077,427	176,891	2,620,583	2,189,739	62,353,580	(3,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,042,171	174,161	2,980,108	2,113,887	10,104,520	(3,141)
NET ASSETS AT DECEMBER 31, 2015	17,765,237	176,720	17,287,110	3,257,476	1,691,750,437	—
Changes From Operations:
• Net investment income (loss)	(132,256)	1,035	(175,871)	85,451	25,974,775	(382)
• Net realized gain (loss) on investments	364,106	3,137	96,604	(12,534)	(4,380,391)	446
• Net change in unrealized appreciation or depreciation on investments	(218,229)	11,770	1,704,246	10,210	4,597,903	21,520
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,621	15,942	1,624,979	83,127	26,192,287	21,584
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,488,290	45,476	4,131,000	1,284,848	61,281,961	192,389
• Contract withdrawals and transfers to annuity reserves	(962,717)	(21,570)	(1,129,321)	(103,879)	(137,084,284)	(817)
• Contract transfers	(251,417)	97,053	(335,148)	(2,164)	122,596,344	30,151
	1,274,156	120,959	2,666,531	1,178,805	46,794,021	221,723
Annuity Reserves:
• Annuity Payments	—	—	—	—	(55,225)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	2,743	—
	—	—	—	—	(52,482)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,274,156	120,959	2,666,531	1,178,805	46,741,539	221,723
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,287,777	136,901	4,291,510	1,261,932	72,933,826	243,307
NET ASSETS AT DECEMBER 31, 2016	$19,053,014	$313,621	$21,578,620	$4,519,408	$1,764,684,263	$243,307

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP International Value Equity Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$325,412,353	$4,346,695	$183,036,976	$159,204	$1,237,024	$1,356,387,266	$5,926,515
Changes From Operations:
• Net investment income (loss)	(3,287,117)	211,941	8,411,923	949	5,056	1,377,533	(9,587)
• Net realized gain (loss) on investments	3,101,996	(243,679)	(581,820)	(14,429)	(718)	(2,109,652)	419,033
• Net change in unrealized appreciation or depreciation on investments	(51,023,845)	(298,935)	(21,148,178)	3,595	(9,555)	(8,867,490)	(327,357)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,208,966)	(330,673)	(13,318,075)	(9,885)	(5,217)	(9,599,609)	82,089
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,423,317	10,820	1,200,372	111	22,233	73,827,798	81,548
• Contract withdrawals and transfers to annuity reserves	(27,726,689)	(680,997)	(20,333,924)	(6,945)	(68,975)	(112,556,098)	(740,981)
• Contract transfers	23,858,738	25,496	(8,572,499)	9,300	(48,288)	15,059,530	(1,375,061)
	3,555,366	(644,681)	(27,706,051)	2,466	(95,030)	(23,668,770)	(2,034,494)
Annuity Reserves:
• Annuity Payments	(18,164)	(287)	(18,444)	—	—	(3,441)	(29,257)
• Receipt (reimbursement) of mortality guarantee adjustments	(207)	83	2,400	—	—	12	(449)
	(18,371)	(204)	(16,044)	—	—	(3,429)	(29,706)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,536,995	(644,885)	(27,722,095)	2,466	(95,030)	(23,672,199)	(2,064,200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,671,971)	(975,558)	(41,040,170)	(7,419)	(100,247)	(33,271,808)	(1,982,111)
NET ASSETS AT DECEMBER 31, 2015	277,740,382	3,371,137	141,996,806	151,785	1,136,777	1,323,115,458	3,944,404
Changes From Operations:
• Net investment income (loss)	(2,170,846)	315,795	7,468,485	574	4,681	711,649	8,760
• Net realized gain (loss) on investments	(379,247)	(46,020)	(4,983,001)	(6,609)	113	(1,519,352)	497,041
• Net change in unrealized appreciation or depreciation on investments	34,790,778	351,383	12,216,340	9,239	4,588	5,812,521	(330,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,240,685	621,158	14,701,824	3,204	9,382	5,004,818	175,459
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,409,529	2,605	3,625,786	111	31,029	42,359,091	63,101
• Contract withdrawals and transfers to annuity reserves	(23,390,028)	(618,836)	(19,865,857)	(34,603)	(94,510)	(113,431,669)	(595,541)
• Contract transfers	(15,065,653)	1,953,533	(254,457)	322	33,105	17,199,396	(104,078)
	(34,046,152)	1,337,302	(16,494,528)	(34,170)	(30,376)	(53,873,182)	(636,518)
Annuity Reserves:
• Annuity Payments	(12,338)	(274)	(25,598)	—	—	(57,009)	(22,441)
• Receipt (reimbursement) of mortality guarantee adjustments	—	103	689	—	—	(6,402)	693
	(12,338)	(171)	(24,909)	—	—	(63,411)	(21,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(34,058,490)	1,337,131	(16,519,437)	(34,170)	(30,376)	(53,936,593)	(658,266)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,817,805)	1,958,289	(1,817,613)	(30,966)	(20,994)	(48,931,775)	(482,807)
NET ASSETS AT DECEMBER 31, 2016	$275,922,577	$5,329,426	$140,179,193	$120,819	$1,115,783	$1,274,183,683	$3,461,597

See accompanying notes.

	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$176,163,124	$7,559,965	$355,732,262	$8,365,583	$147,642,377	$356,087,453
Changes From Operations:
• Net investment income (loss)	(1,120,140)	(48,643)	(3,964,887)	(86,828)	(2,340,403)	(2,915,659)
• Net realized gain (loss) on investments	9,300,069	972,132	44,393,177	1,021,855	17,163,004	44,553,155
• Net change in unrealized appreciation or depreciation on investments	(5,684,534)	(1,454,056)	(66,744,536)	(443,012)	(6,605,814)	(27,691,711)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,495,395	(530,567)	(26,316,246)	492,015	8,216,787	13,945,785
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	12,296,486	72,722	12,751,902	108,046	10,437,633	9,389,499
• Contract withdrawals and transfers to annuity reserves	(17,317,549)	(712,513)	(33,844,681)	(838,710)	(13,960,855)	(28,260,913)
• Contract transfers	(10,238,979)	(21,325)	(7,177,861)	(201,887)	17,924,244	468,958
	(15,260,042)	(661,116)	(28,270,640)	(932,551)	14,401,022	(18,402,456)
Annuity Reserves:
• Annuity Payments	(26,414)	(1,360)	(14,799)	(10,827)	(18,617)	(4,080)
• Receipt (reimbursement) of mortality guarantee adjustments	7,258	104	198	(1,111)	985	1,492
	(19,156)	(1,256)	(14,601)	(11,938)	(17,632)	(2,588)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,279,198)	(662,372)	(28,285,241)	(944,489)	14,383,390	(18,405,044)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,783,803)	(1,192,939)	(54,601,487)	(452,474)	22,600,177	(4,459,259)
NET ASSETS AT DECEMBER 31, 2015	163,379,321	6,367,026	301,130,775	7,913,109	170,242,554	351,628,194
Changes From Operations:
• Net investment income (loss)	(1,021,792)	(26,718)	(2,884,452)	(87,511)	(2,779,557)	(2,381,922)
• Net realized gain (loss) on investments	15,093,308	801,762	32,949,544	1,179,131	23,334,329	93,804,790
• Net change in unrealized appreciation or depreciation on investments	(8,247,035)	968,184	54,875,203	(613,493)	(10,147,871)	(113,936,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,824,481	1,743,228	84,940,295	478,127	10,406,901	(22,513,834)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,418,695	180,813	10,203,064	90,821	7,335,931	3,364,119
• Contract withdrawals and transfers to annuity reserves	(15,405,771)	(960,051)	(29,573,599)	(850,667)	(15,593,418)	(24,549,725)
• Contract transfers	9,567,184	7,430	(2,372,148)	(242,588)	4,543,487	1,486,254
	2,580,108	(771,808)	(21,742,683)	(1,002,434)	(3,714,000)	(19,699,352)
Annuity Reserves:
• Annuity Payments	(31,635)	(1,340)	(14,045)	(7,029)	(24,676)	(4,751)
• Receipt (reimbursement) of mortality guarantee adjustments	4,275	130	63	55	(3,218)	413
	(27,360)	(1,210)	(13,982)	(6,974)	(27,894)	(4,338)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,552,748	(773,018)	(21,756,665)	(1,009,408)	(3,741,894)	(19,703,690)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,377,229	970,210	63,183,630	(531,281)	6,665,007	(42,217,524)
NET ASSETS AT DECEMBER 31, 2016	$171,756,550	$7,337,236	$364,314,405	$7,381,828	$176,907,561	$309,410,670

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Value Series Standard Class Subaccount	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class B Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,091,505	$287,864,246	$852,273	$55,634,524	$7,058,427	$4,366,578	$1,407,375
Changes From Operations:
• Net investment income (loss)	21,912	(530,488)	16,297	577,624	1,634	(20,300)	75,209
• Net realized gain (loss) on investments	376,261	17,983,414	(897)	(42,784)	729,320	451,339	(16,515)
• Net change in unrealized appreciation or depreciation on investments	(520,632)	(23,858,486)	(85,768)	(5,224,558)	(767,435)	(651,828)	(233,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(122,459)	(6,405,560)	(70,368)	(4,689,718)	(36,481)	(220,789)	(174,576)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	63,927	14,879,233	106,085	5,797,067	191,041	62,519	3,249,022
• Contract withdrawals and transfers to annuity reserves	(751,081)	(31,504,469)	(33,940)	(3,892,351)	(1,012,437)	(390,609)	(314,875)
• Contract transfers	(120,877)	(2,602,261)	66,493	1,108,975	42,021	(304,768)	2,587,638
	(808,031)	(19,227,497)	138,638	3,013,691	(779,375)	(632,858)	5,521,785
Annuity Reserves:
• Annuity Payments	(1,288)	(16,768)	—	(1,443)	(961)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2	1,046	—	1,953	477	—	—
	(1,286)	(15,722)	—	510	(484)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(809,317)	(19,243,219)	138,638	3,014,201	(779,859)	(632,858)	5,521,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	(931,776)	(25,648,779)	68,270	(1,675,517)	(816,340)	(853,647)	5,347,209
NET ASSETS AT DECEMBER 31, 2015	6,159,729	262,215,467	920,543	53,959,007	6,242,087	3,512,931	6,754,584
Changes From Operations:
• Net investment income (loss)	32,834	53,580	11,445	170,190	28,314	(15,184)	187,215
• Net realized gain (loss) on investments	766,369	34,287,578	(6,755)	(516,731)	711,099	337,327	(32,294)
• Net change in unrealized appreciation or depreciation on investments	(11,890)	(745,188)	34,645	2,053,463	(181,894)	281,228	453,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	787,313	33,595,970	39,335	1,706,922	557,519	603,371	607,937
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	82,954	11,131,069	79,763	2,401,099	18,147	22,515	1,679,705
• Contract withdrawals and transfers to annuity reserves	(375,709)	(27,445,068)	(64,383)	(3,759,650)	(714,006)	(372,611)	(1,265,546)
• Contract transfers	276,087	34,494,438	47,898	(961,306)	(117,528)	(143,102)	3,749,055
	(16,668)	18,180,439	63,278	(2,319,857)	(813,387)	(493,198)	4,163,214
Annuity Reserves:
• Annuity Payments	(11,697)	(19,021)	—	(3,396)	(943)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(954)	473	—	86	519	—	—
	(12,651)	(18,548)	—	(3,310)	(424)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,319)	18,161,891	63,278	(2,323,167)	(813,811)	(493,198)	4,163,214
TOTAL INCREASE (DECREASE) IN NET ASSETS	757,994	51,757,861	102,613	(616,245)	(256,292)	110,173	4,771,151
NET ASSETS AT DECEMBER 31, 2016	$6,917,723	$313,973,328	$1,023,156	$53,342,762	$5,985,795	$3,623,104	$11,525,735

See accompanying notes.

	Eaton Vance VT Floating-Rate Income Fund ADV Class Subaccount	Fidelity VIP Contrafund Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Equity-Income Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$439,056	$126,513	$1,129,791,103	$—	$5,379,425	$157,076,821
Changes From Operations:
• Net investment income (loss)	28,351	1,820	(9,344,618)	—	(61,591)	(2,769,833)
• Net realized gain (loss) on investments	(1,341)	16,304	142,049,342	—	390,871	13,947,324
• Net change in unrealized appreciation or depreciation on investments	(68,550)	(19,907)	(144,484,225)	—	(32,209)	(3,139,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(41,540)	(1,783)	(11,779,501)	—	297,071	8,037,957
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,374,940	165,669	41,148,785	—	55,005	14,084,350
• Contract withdrawals and transfers to annuity reserves	(7,107)	(1,120)	(105,940,728)	—	(478,136)	(15,976,774)
• Contract transfers	288,533	(305)	(10,804,894)	—	(80,923)	2,490,175
	1,656,366	164,244	(75,596,837)	—	(504,054)	597,751
Annuity Reserves:
• Annuity Payments	—	—	(43,662)	—	—	(8,056)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	1,790	—	—	1,008
	—	—	(41,872)	—	—	(7,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,656,366	164,244	(75,638,709)	—	(504,054)	590,703
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,614,826	162,461	(87,418,210)	—	(206,983)	8,628,660
NET ASSETS AT DECEMBER 31, 2015	2,053,882	288,974	1,042,372,893	—	5,172,442	165,705,481
Changes From Operations:
• Net investment income (loss)	70,883	3,865	(10,198,053)	(2)	(62,357)	(2,671,246)
• Net realized gain (loss) on investments	(1,238)	24,793	102,553,821	76	755,973	19,516,021
• Net change in unrealized appreciation or depreciation on investments	110,400	24,501	(33,661,114)	—	(752,822)	(18,692,405)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,045	53,159	58,694,654	74	(59,206)	(1,847,630)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,005	933,631	23,942,895	2	137,948	10,555,658
• Contract withdrawals and transfers to annuity reserves	(6,796)	(5,716)	(91,217,794)	(76)	(487,895)	(14,556,119)
• Contract transfers	(90)	71,917	(16,989,026)	—	(807,338)	1,493,497
	(5,881)	999,832	(84,263,925)	(74)	(1,157,285)	(2,506,964)
Annuity Reserves:
• Annuity Payments	—	—	(42,055)	—	—	(5,837)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	4,058	—	—	(131)
	—	—	(37,997)	—	—	(5,968)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,881)	999,832	(84,301,922)	(74)	(1,157,285)	(2,512,932)
TOTAL INCREASE (DECREASE) IN NET ASSETS	174,164	1,052,991	(25,607,268)	—	(1,216,491)	(4,360,562)
NET ASSETS AT DECEMBER 31, 2016	$2,228,046	$1,341,965	$1,016,765,625	$—	$3,955,951	$161,344,919

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Mid Cap Portfolio Initial Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Fidelity VIP Overseas Portfolio Service Class 2 Subaccount	Fidelity VIP Strategic Income Portfolio Initial Class Subaccount	Fidelity VIP Strategic Income Portfolio Service Class 2 Subaccount	First Trust Dorsey Wright Tactical Core Portfolio Class I Subaccount	First Trust Multi Income Allocation Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$588,669	$554,863,646	$—	$—	$—	$—	$424,568
Changes From Operations:
• Net investment income (loss)	294	(7,340,680)	(15)	4,685	31,287	—	30,896
• Net realized gain (loss) on investments	68,725	72,879,357	2,243	386	1,329	—	(25,739)
• Net change in unrealized appreciation or depreciation on investments	(78,181)	(81,540,433)	—	(8,836)	(69,291)	—	(154,517)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,162)	(16,001,756)	2,228	(3,765)	(36,675)	—	(149,360)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	61,746	22,653,266	1,379	19,358	1,408,720	—	2,316,669
• Contract withdrawals and transfers to annuity reserves	(6,526)	(42,970,854)	(2,939)	—	(37,663)	—	(83,118)
• Contract transfers	(5,166)	(16,460,775)	(668)	154,083	570,935	—	395,071
	50,054	(36,778,363)	(2,228)	173,441	1,941,992	—	2,628,622
Annuity Reserves:
• Annuity Payments	—	(17,962)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,129)	—	—	—	—	—
	—	(19,091)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	50,054	(36,797,454)	(2,228)	173,441	1,941,992	—	2,628,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,892	(52,799,210)	—	169,676	1,905,317	—	2,479,262
NET ASSETS AT DECEMBER 31, 2015	629,561	502,064,436	—	169,676	1,905,317	—	2,903,830
Changes From Operations:
• Net investment income (loss)	1,144	(6,420,333)	(5)	15,059	203,136	627	47,061
• Net realized gain (loss) on investments	25,368	30,857,092	315	76	15,727	87,132	4,191
• Net change in unrealized appreciation or depreciation on investments	68,771	25,293,200	—	199	19,637	10,575	232,091
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,283	49,729,959	310	15,334	238,500	98,334	283,343
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	526,428	14,029,997	124	41,119	3,549,908	1,344,932	1,451,400
• Contract withdrawals and transfers to annuity reserves	(9,440)	(42,145,676)	(914)	(757)	(147,691)	(40,807)	(243,443)
• Contract transfers	(99,410)	(5,161,775)	480	232,885	2,308,410	525,708	683,007
	417,578	(33,277,454)	(310)	273,247	5,710,627	1,829,833	1,890,964
Annuity Reserves:
• Annuity Payments	—	(14,580)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(951)	—	—	—	—	—
	—	(15,531)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	417,578	(33,292,985)	(310)	273,247	5,710,627	1,829,833	1,890,964
TOTAL INCREASE (DECREASE) IN NET ASSETS	512,861	16,436,974	—	288,581	5,949,127	1,928,167	2,174,307
NET ASSETS AT DECEMBER 31, 2016	$1,142,422	$518,501,410	$—	$458,257	$7,854,444	$1,928,167	$5,078,137

See accompanying notes.

	First Trust Multi Income Allocation Portfolio Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class II Subaccount	Franklin Founding Funds Allocation VIP Fund Class 4 Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Income VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,555,694	$—	$6,459,585	$—	$640,251,249
Changes From Operations:
• Net investment income (loss)	1	117,999	111	136,123	(68)	18,744,469
• Net realized gain (loss) on investments	(44)	66,494	—	(538,641)	—	772,492
• Net change in unrealized appreciation or depreciation on investments	—	(297,415)	(209)	(251,816)	(1,111)	(72,130,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43)	(112,922)	(98)	(654,334)	(1,179)	(52,613,935)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	500	6,885,206	—	2,608,360	57,863	28,104,279
• Contract withdrawals and transfers to annuity reserves	—	(234,428)	—	(100,225)	—	(59,905,912)
• Contract transfers	(457)	754,944	6,015	(4,411,613)	103	(9,203,542)
	43	7,405,722	6,015	(1,903,478)	57,966	(41,005,175)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(53,653)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1,812)
	—	—	—	—	—	(55,465)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43	7,405,722	6,015	(1,903,478)	57,966	(41,060,640)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,292,800	5,917	(2,557,812)	56,787	(93,674,575)
NET ASSETS AT DECEMBER 31, 2015	—	8,848,494	5,917	3,901,773	56,787	546,576,674
Changes From Operations:
• Net investment income (loss)	680	(24,521)	49	120,485	3,516	18,749,767
• Net realized gain (loss) on investments	—	380,208	121	122,517	12	(3,693,202)
• Net change in unrealized appreciation or depreciation on investments	189	851,337	443	362,254	7,138	48,871,536
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	869	1,207,024	613	605,256	10,666	63,928,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	4,878,354	—	1,586,159	37,500	14,173,202
• Contract withdrawals and transfers to annuity reserves	—	(979,311)	—	(182,064)	—	(49,976,187)
• Contract transfers	48,495	2,775,717	(394)	350,948	(236)	(3,303,230)
	48,495	6,674,760	(394)	1,755,043	37,264	(39,106,215)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(49,322)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(514)
	—	—	—	—	—	(49,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	48,495	6,674,760	(394)	1,755,043	37,264	(39,156,051)
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,364	7,881,784	219	2,360,299	47,930	24,772,050
NET ASSETS AT DECEMBER 31, 2016	$49,364	$16,730,278	$6,136	$6,262,072	$104,717	$571,348,724

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Franklin Income VIP Fund Class 4 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 4 Subaccount	Franklin Rising Dividends VIP Fund Class 1 Subaccount	Franklin Rising Dividends VIP Fund Class 4 Subaccount	Franklin Small Cap Value VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,785,150	$—	$816,349,869	$821,201	$85,754	$2,612,458	$280,716
Changes From Operations:
• Net investment income (loss)	395,927	1,324	14,310,039	56,756	3,849	10,928	1,446
• Net realized gain (loss) on investments	(216,991)	2,955	77,162,663	157,407	25,849	525,957	40,992
• Net change in unrealized appreciation or depreciation on investments	(1,464,682)	(8,166)	(137,178,444)	(451,035)	(42,741)	(882,431)	(64,809)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,285,746)	(3,887)	(45,705,742)	(236,872)	(13,043)	(345,546)	(22,371)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,929,449	26,334	18,022,990	3,033,073	247,224	5,085,334	17,568
• Contract withdrawals and transfers to annuity reserves	(703,306)	(329)	(69,320,849)	(355,132)	(7,693)	(155,666)	(216)
• Contract transfers	998,810	20,578	2,886,114	177,726	91,228	947,061	(2,177)
	10,224,953	46,583	(48,411,745)	2,855,667	330,759	5,876,729	15,175
Annuity Reserves:
• Annuity Payments	—	—	(22,671)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(484)	—	—	—	—
	—	—	(23,155)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,224,953	46,583	(48,434,900)	2,855,667	330,759	5,876,729	15,175
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,939,207	42,696	(94,140,642)	2,618,795	317,716	5,531,183	(7,196)
NET ASSETS AT DECEMBER 31, 2015	16,724,357	42,696	722,209,227	3,439,996	403,470	8,143,641	273,520
Changes From Operations:
• Net investment income (loss)	712,454	10,846	5,559,327	28,444	5,334	1,668	1,999
• Net realized gain (loss) on investments	(182,465)	41,417	73,019,028	276,316	50,794	1,096,722	44,505
• Net change in unrealized appreciation or depreciation on investments	2,037,405	24,069	20,827,938	319,623	13,345	350,516	38,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,567,394	76,332	99,406,293	624,383	69,473	1,448,906	84,861
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,274,204	538,579	7,631,659	1,700,307	46,079	3,893,023	13,296
• Contract withdrawals and transfers to annuity reserves	(1,343,291)	(2,236)	(56,883,306)	(235,833)	(37,972)	(466,206)	(3,191)
• Contract transfers	3,774,030	(18,321)	(39,357,432)	(25,673)	167,647	2,990,073	14,105
	5,704,943	518,022	(88,609,079)	1,438,801	175,754	6,416,890	24,210
Annuity Reserves:
• Annuity Payments	—	—	(26,738)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(807)	—	—	—	—
	—	—	(27,545)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,704,943	518,022	(88,636,624)	1,438,801	175,754	6,416,890	24,210
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,272,337	594,354	10,769,669	2,063,184	245,227	7,865,796	109,071
NET ASSETS AT DECEMBER 31, 2016	$24,996,694	$637,050	$732,978,896	$5,503,180	$648,697	$16,009,437	$382,591

See accompanying notes.

	Franklin Small Cap Value VIP Fund Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 4 Subaccount	Goldman Sachs VIT Large Cap Value Fund Service Shares Subaccount	Goldman Sachs VIT Government Money Market Fund Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$729,615	$—	$—	$631,684	$170,988,409	$330,156
Changes From Operations:
• Net investment income (loss)	(10,965)	(19)	(4)	(19,521)	339,676	(1,301)
• Net realized gain (loss) on investments	206,784	1,106	29	238,919	20,236,836	—
• Net change in unrealized appreciation or depreciation on investments	(403,919)	(1,421)	(62)	(374,982)	(29,137,971)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(208,100)	(334)	(37)	(155,584)	(8,561,459)	(1,301)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,699,740	5,501	248	1,693,598	1,408,004	2,214,600
• Contract withdrawals and transfers to annuity reserves	(39,433)	—	(765)	(160,842)	(13,545,384)	(371,886)
• Contract transfers	120,843	60	554	93,088	2,458,567	(1,342,529)
	1,781,150	5,561	37	1,625,844	(9,678,813)	500,185
Annuity Reserves:
• Annuity Payments	—	—	—	(719)	(2,312)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(37)	(1)	—
	—	—	—	(756)	(2,313)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,781,150	5,561	37	1,625,088	(9,681,126)	500,185
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,573,050	5,227	—	1,469,504	(18,242,585)	498,884
NET ASSETS AT DECEMBER 31, 2015	2,302,665	5,227	—	2,101,188	152,745,824	829,040
Changes From Operations:
• Net investment income (loss)	(21,171)	(268)	(31)	(28,631)	1,333,677	(1,510)
• Net realized gain (loss) on investments	431,071	5,065	728	136,799	770,764	—
• Net change in unrealized appreciation or depreciation on investments	582,656	(2,447)	62	(28,089)	13,078,399	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	992,556	2,350	759	80,079	15,182,840	(1,510)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,355,149	39,179	9	736,143	1,328,362	5,807,435
• Contract withdrawals and transfers to annuity reserves	(112,216)	(668)	(768)	(222,818)	(10,913,281)	(33,174)
• Contract transfers	1,425,515	153,724	—	543,271	(5,632,942)	(5,167,495)
	2,668,448	192,235	(759)	1,056,596	(15,217,861)	606,766
Annuity Reserves:
• Annuity Payments	—	—	—	(1,576)	(2,152)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	67	—	—
	—	—	—	(1,509)	(2,152)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,668,448	192,235	(759)	1,055,087	(15,220,013)	606,766
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,661,004	194,585	—	1,135,166	(37,173)	605,256
NET ASSETS AT DECEMBER 31, 2016	$5,963,669	$199,812	$—	$3,236,354	$152,708,651	$1,434,296

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Goldman Sachs VIT Government Money Market Fund Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares Subaccount	Goldman Sachs VIT Strategic Income Fund Advisor Shares Subaccount	Goldman Sachs VIT Strategic Income Fund Institutional Shares Subaccount	Guggenheim Long Short Equity Fund Subaccount	Guggenheim Multi-Hedge Strategies Fund Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,913,327	$761,056	$29,011	$725,079	$—	$337,506	$504,099
Changes From Operations:
• Net investment income (loss)	(316,636)	23,392	501	37,843	—	(17,383)	(8,955)
• Net realized gain (loss) on investments	—	(40,476)	—	(13,166)	—	(704)	7,400
• Net change in unrealized appreciation or depreciation on investments	—	(176,506)	(1,966)	(104,886)	—	(18,575)	3,572
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(316,636)	(193,590)	(1,465)	(80,209)	—	(36,662)	2,017
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,065,497	2,296,568	—	2,453,725	—	1,978,883	1,543,469
• Contract withdrawals and transfers to annuity reserves	(9,157,368)	(34,328)	—	(81,089)	—	(44,454)	(46,806)
• Contract transfers	(17,560,879)	(325,830)	897	709,621	—	1,249,200	1,501,415
	29,347,250	1,936,410	897	3,082,257	—	3,183,629	2,998,078
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	29,347,250	1,936,410	897	3,082,257	—	3,183,629	2,998,078
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,030,614	1,742,820	(568)	3,002,048	—	3,146,967	3,000,095
NET ASSETS AT DECEMBER 31, 2015	35,943,941	2,503,876	28,443	3,727,127	—	3,484,473	3,504,194
Changes From Operations:
• Net investment income (loss)	(475,154)	(10,373)	471	40,654	243	(36,850)	(42,468)
• Net realized gain (loss) on investments	—	(74,469)	(790)	(43,287)	—	(36,424)	(3,255)
• Net change in unrealized appreciation or depreciation on investments	—	67,159	699	(1,237)	(106)	46,695	(15,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(475,154)	(17,683)	380	(3,870)	137	(26,579)	(61,117)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	33,869,585	495,061	3,244	836,389	—	460,937	1,050,476
• Contract withdrawals and transfers to annuity reserves	(12,745,990)	(156,009)	—	(163,478)	(124)	(330,824)	(377,737)
• Contract transfers	(9,127,302)	(264,117)	24,541	662,402	24,543	(204,511)	26,620
	11,996,293	74,935	27,785	1,335,313	24,419	(74,398)	699,359
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,996,293	74,935	27,785	1,335,313	24,419	(74,398)	699,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,521,139	57,252	28,165	1,331,443	24,556	(100,977)	638,242
NET ASSETS AT DECEMBER 31, 2016	$47,465,080	$2,561,128	$56,608	$5,058,570	$24,556	$3,383,496	$4,142,436

See accompanying notes.

	Hartford Capital Appreciation HLS Fund Class IA Subaccount	Hartford Capital Appreciation HLS Fund Class IC Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. American Franchise Fund Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series I Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series II Subaccount
NET ASSETS AT JANUARY 1, 2015	$49,359	$1,575,774	$2,631,394	$1,160,140	$163,613	$1,409,936
Changes From Operations:
• Net investment income (loss)	463	(18,524)	(37,386)	(19,310)	7,158	153,435
• Net realized gain (loss) on investments	15,424	889,526	85,523	86,700	16,538	406,618
• Net change in unrealized appreciation or depreciation on investments	(17,194)	(1,025,609)	39,300	(40,761)	(32,856)	(900,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,307)	(154,607)	87,437	26,629	(9,160)	(340,548)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	31,994	3,765,536	21,563	96,255	28,713	4,711,848
• Contract withdrawals and transfers to annuity reserves	—	(137,184)	(160,649)	(198,666)	(1,945)	(135,451)
• Contract transfers	(146)	1,058,467	(26,900)	309,848	—	394,408
	31,848	4,686,819	(165,986)	207,437	26,768	4,970,805
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,848	4,686,819	(165,986)	207,437	26,768	4,970,805
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,541	4,532,212	(78,549)	234,066	17,608	4,630,257
NET ASSETS AT DECEMBER 31, 2015	79,900	6,107,986	2,552,845	1,394,206	181,221	6,040,193
Changes From Operations:
• Net investment income (loss)	586	(31,215)	(34,655)	(21,764)	16	(84,323)
• Net realized gain (loss) on investments	6,790	492,704	283,706	146,851	(3,935)	(65,987)
• Net change in unrealized appreciation or depreciation on investments	(3,368)	(140,675)	(229,765)	(128,922)	23,090	853,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,008	320,814	19,286	(3,835)	19,171	703,685
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	2,040,120	29,540	5,331	188	3,052,718
• Contract withdrawals and transfers to annuity reserves	(2,446)	(231,077)	(148,135)	(118,233)	(888)	(722,043)
• Contract transfers	—	411,461	3,841	(15,427)	(20,223)	2,426,042
	(2,446)	2,220,504	(114,754)	(128,329)	(20,923)	4,756,717
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,446)	2,220,504	(114,754)	(128,329)	(20,923)	4,756,717
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,562	2,541,318	(95,468)	(132,164)	(1,752)	5,460,402
NET ASSETS AT DECEMBER 31, 2016	$81,462	$8,649,304	$2,457,377	$1,262,042	$179,469	$11,500,595

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. Comstock Fund Series I Subaccount	Invesco V.I. Comstock Fund Series II Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series II Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Diversified Dividend Fund Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,123,603	$8,378,083	$2,328,434	$20,112	$703,253	$—
Changes From Operations:
• Net investment income (loss)	755	17,665	(29,078)	(15,559)	389	17,719	99
• Net realized gain (loss) on investments	113	13,600	1,192,069	350,017	194	8,609	1,439
• Net change in unrealized appreciation or depreciation on investments	(3,772)	(182,894)	(1,712,342)	(492,754)	(223)	(64,541)	(1,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,904)	(151,629)	(549,351)	(158,296)	360	(38,213)	(315)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	75,671	1,335,564	134,352	19,609	10,068	3,116,361	4,754
• Contract withdrawals and transfers to annuity reserves	—	(40,284)	(1,032,512)	(233,477)	—	(76,488)	—
• Contract transfers	3,291	(16,678)	(100,039)	(176,457)	(1,670)	1,619,183	5,009
	78,962	1,278,602	(998,199)	(390,325)	8,398	4,659,056	9,763
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(3,266)	—	—	—	—
	—	—	(3,266)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	78,962	1,278,602	(1,001,465)	(390,325)	8,398	4,659,056	9,763
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,058	1,126,973	(1,550,816)	(548,621)	8,758	4,620,843	9,448
NET ASSETS AT DECEMBER 31, 2015	76,058	2,250,576	6,827,267	1,779,813	28,870	5,324,096	9,448
Changes From Operations:
• Net investment income (loss)	1,452	8,532	(47,819)	(18,290)	219	29,967	116
• Net realized gain (loss) on investments	9,136	203,126	684,509	177,180	2,434	97,560	1,118
• Net change in unrealized appreciation or depreciation on investments	7,036	241,880	(68,882)	(31,447)	3,301	1,294,130	1,534
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,624	453,538	567,808	127,443	5,954	1,421,657	2,768
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	37,605	845,091	35,068	3,500	28,787	4,416,743	23,502
• Contract withdrawals and transfers to annuity reserves	(1,534)	(141,406)	(521,129)	(198,192)	(30,654)	(378,942)	(154)
• Contract transfers	(2,582)	201,332	(293,958)	(128,122)	(1,058)	5,304,333	(6,857)
	33,489	905,017	(780,019)	(322,814)	(2,925)	9,342,134	16,491
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,489	905,017	(780,019)	(322,814)	(2,925)	9,342,134	16,491
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,113	1,358,555	(212,211)	(195,371)	3,029	10,763,791	19,259
NET ASSETS AT DECEMBER 31, 2016	$127,171	$3,609,131	$6,615,056	$1,584,442	$31,899	$16,087,887	$28,707

See accompanying notes.

	Invesco V.I. Equally- Weighted S&P 500 Fund Series II Subaccount	Invesco V.I. Equity and Income Fund Series I Subaccount	Invesco V.I. Equity and Income Fund Series II Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Invesco V.I. International Growth Fund Series II Subaccount	Ivy VIP Asset Strategy Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,483,592	$—	$1,296,474	$2,385,899	$11,617,442	$4,127,237
Changes From Operations:
• Net investment income (loss)	23,167	—	68,689	2,524	1,827	(65,445)
• Net realized gain (loss) on investments	1,321,523	—	310,612	144,685	(13,524)	1,065,546
• Net change in unrealized appreciation or depreciation on investments	(1,752,132)	—	(569,699)	(241,842)	(1,361,235)	(1,936,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(407,442)	—	(190,398)	(94,633)	(1,372,932)	(936,407)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,335,395	—	2,829,695	128,256	6,840,767	6,030,880
• Contract withdrawals and transfers to annuity reserves	(262,132)	—	(83,128)	(256,681)	(1,369,810)	(415,435)
• Contract transfers	1,694,660	—	625,217	116,803	8,787,728	874,271
	7,767,923	—	3,371,784	(11,622)	14,258,685	6,489,716
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,388)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,828	—
	—	—	—	—	440	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,767,923	—	3,371,784	(11,622)	14,259,125	6,489,716
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,360,481	—	3,181,386	(106,255)	12,886,193	5,553,309
NET ASSETS AT DECEMBER 31, 2015	8,844,073	—	4,477,860	2,279,644	24,503,635	9,680,546
Changes From Operations:
• Net investment income (loss)	(91,844)	(10)	27,180	(81)	(72,764)	(56,300)
• Net realized gain (loss) on investments	262,370	1	124,345	98,149	(177,330)	(607,853)
• Net change in unrealized appreciation or depreciation on investments	1,268,800	705	662,653	(133,513)	(304,434)	306,549
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,439,326	696	814,178	(35,445)	(554,528)	(357,604)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,888,462	—	1,412,511	41,721	3,648,070	993,121
• Contract withdrawals and transfers to annuity reserves	(503,584)	(43)	(295,200)	(213,129)	(1,648,843)	(306,489)
• Contract transfers	2,955,136	17,486	1,130,470	(134,916)	5,295,925	(1,381,500)
	5,340,014	17,443	2,247,781	(306,324)	7,295,152	(694,868)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(3,223)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	80	—
	—	—	—	—	(3,143)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,340,014	17,443	2,247,781	(306,324)	7,292,009	(694,868)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,779,340	18,139	3,061,959	(341,769)	6,737,481	(1,052,472)
NET ASSETS AT DECEMBER 31, 2016	$15,623,413	$18,139	$7,539,819	$1,937,875	$31,241,116	$8,628,074

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Ivy VIP Energy Portfolio Subaccount	Ivy VIP High Income Portfolio Subaccount	Ivy VIP Micro Cap Growth Portfolio Subaccount	Ivy VIP Mid Cap Growth Portfolio Subaccount	Ivy VIP Science and Technology Portfolio Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$882,727	$2,334,101	$400,406	$672,504	$1,810,902	$16,990,797	$5,735,064
Changes From Operations:
• Net investment income (loss)	(28,189)	204,460	(12,510)	(20,336)	(69,774)	(44,087)	(63,380)
• Net realized gain (loss) on investments	(120,373)	(28,123)	139,498	79,398	232,197	1,121,351	1,043,745
• Net change in unrealized appreciation or depreciation on investments	(826,888)	(831,284)	(307,593)	(254,688)	(802,902)	(1,312,275)	(860,262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(975,450)	(654,947)	(180,605)	(195,626)	(640,479)	(235,011)	120,103
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,730,894	5,250,207	1,301,293	1,991,649	7,135,194	138,413	71,278
• Contract withdrawals and transfers to annuity reserves	(58,209)	(119,306)	(6,331)	(102,010)	(129,153)	(3,309,387)	(806,500)
• Contract transfers	1,398,418	746,562	3,050	596,494	1,467,103	284,082	501,996
	4,071,103	5,877,463	1,298,012	2,486,133	8,473,144	(2,886,892)	(233,226)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(593)	(6,326)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(27)	(3,599)	—
	—	—	—	—	(620)	(9,925)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,071,103	5,877,463	1,298,012	2,486,133	8,472,524	(2,896,817)	(233,226)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,095,653	5,222,516	1,117,407	2,290,507	7,832,045	(3,131,828)	(113,123)
NET ASSETS AT DECEMBER 31, 2015	3,978,380	7,556,617	1,517,813	2,963,011	9,642,947	13,858,969	5,621,941
Changes From Operations:
• Net investment income (loss)	(57,372)	569,782	(23,149)	(44,435)	(120,069)	43,382	(95,347)
• Net realized gain (loss) on investments	(37,715)	(130,528)	118,137	144,578	(1,223)	436,109	688,749
• Net change in unrealized appreciation or depreciation on investments	1,814,405	960,713	180,140	119,401	260,255	(144,157)	(10,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,719,318	1,399,967	275,128	219,544	138,963	335,334	583,157
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,278,860	2,917,737	579,882	1,165,362	1,754,393	138,234	41,848
• Contract withdrawals and transfers to annuity reserves	(380,188)	(433,460)	(75,238)	(234,419)	(462,648)	(1,822,969)	(494,787)
• Contract transfers	745,704	1,236,126	783,574	446,379	213,877	923,474	520,330
	1,644,376	3,720,403	1,288,218	1,377,322	1,505,622	(761,261)	67,391
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,260)	(5,971)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	53	(1)	—
	—	—	—	—	(1,207)	(5,972)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,644,376	3,720,403	1,288,218	1,377,322	1,504,415	(767,233)	67,391
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,363,694	5,120,370	1,563,346	1,596,866	1,643,378	(431,899)	650,548
NET ASSETS AT DECEMBER 31, 2016	$7,342,074	$12,676,987	$3,081,159	$4,559,877	$11,286,325	$13,427,070	$6,272,489

See accompanying notes.

	Janus Aspen Global Research Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2 Subaccount	Lord Abbett Bond Debenture Portfolio Class VC Subaccount
NET ASSETS AT JANUARY 1, 2015	$960,519	$—	$—	$51,852	$1,581,231	$1,579,707
Changes From Operations:
• Net investment income (loss)	(9,613)	19,736	4,046	118	(24,567)	250,645
• Net realized gain (loss) on investments	63,183	4,975	112	8,066	464,693	(5,968)
• Net change in unrealized appreciation or depreciation on investments	(81,676)	(74,258)	(4,310)	(12,620)	(856,139)	(543,866)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,106)	(49,547)	(152)	(4,436)	(416,013)	(299,189)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,136	1,305,163	237,457	14,669	3,290,973	5,358,675
• Contract withdrawals and transfers to annuity reserves	(175,055)	(45,124)	—	(137)	(98,730)	(294,058)
• Contract transfers	(1,609)	781,574	16,401	5,145	1,181,558	828,174
	(163,528)	2,041,613	253,858	19,677	4,373,801	5,892,791
Annuity Reserves:
• Annuity Payments	(922)	—	—	—	—	(1,054)
• Receipt (reimbursement) of mortality guarantee adjustments	453	—	—	—	—	(52)
	(469)	—	—	—	—	(1,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(163,997)	2,041,613	253,858	19,677	4,373,801	5,891,685
TOTAL INCREASE (DECREASE) IN NET ASSETS	(192,103)	1,992,066	253,706	15,241	3,957,788	5,592,496
NET ASSETS AT DECEMBER 31, 2015	768,416	1,992,066	253,706	67,093	5,539,019	7,172,203
Changes From Operations:
• Net investment income (loss)	(4,684)	55,858	24,403	84	(46,202)	501,509
• Net realized gain (loss) on investments	26,858	5,790	3,511	6,898	599,854	(12,548)
• Net change in unrealized appreciation or depreciation on investments	(20,937)	100,923	12,847	5,149	204,790	570,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,237	162,571	40,761	12,131	758,442	1,058,975
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,148	877,197	742,024	63,587	1,937,302	4,301,793
• Contract withdrawals and transfers to annuity reserves	(82,243)	(186,495)	(43,945)	(3,247)	(360,996)	(612,851)
• Contract transfers	(14,860)	826,315	194,857	13,380	1,523,340	2,147,068
	(83,955)	1,517,017	892,936	73,720	3,099,646	5,836,010
Annuity Reserves:
• Annuity Payments	(817)	—	—	—	—	(2,496)
• Receipt (reimbursement) of mortality guarantee adjustments	448	—	—	—	—	107
	(369)	—	—	—	—	(2,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(84,324)	1,517,017	892,936	73,720	3,099,646	5,833,621
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,087)	1,679,588	933,697	85,851	3,858,088	6,892,596
NET ASSETS AT DECEMBER 31, 2016	$685,329	$3,671,654	$1,187,403	$152,944	$9,397,107	$14,064,799

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Lord Abbett Developing Growth Portfolio Class VC Subaccount	Lord Abbett Fundamental Equity Portfolio Class VC Subaccount	Lord Abbett Short Duration Income Portfolio Class VC Subaccount	LVIP American Balanced Allocation Fund Standard Class Subaccount	LVIP American Balanced Allocation Fund Service Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$892,992	$16,471,424	$2,631,988	$9,024,440	$2,624,183	$84,015,445	$552,545
Changes From Operations:
• Net investment income (loss)	(26,353)	26,846	220,920	214,167	232,885	192,350	13,949
• Net realized gain (loss) on investments	(3,397)	1,337,257	(6,213)	297,323	272,624	791,029	6,174
• Net change in unrealized appreciation or depreciation on investments	(467,713)	(2,038,518)	(339,768)	(652,200)	(812,722)	(8,779,153)	(36,694)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(497,463)	(674,415)	(125,061)	(140,710)	(307,213)	(7,795,774)	(16,571)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,638,519	171,284	6,622,953	638,275	8,200,767	56,039,929	29,763
• Contract withdrawals and transfers to annuity reserves	(117,260)	(857,421)	(229,873)	(478,699)	(308,599)	(5,254,111)	(5,667)
• Contract transfers	647,517	(525,320)	4,285,461	354,054	2,169,858	21,576,493	(269)
	3,168,776	(1,211,457)	10,678,541	513,630	10,062,026	72,362,311	23,827
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,168,776	(1,211,457)	10,678,541	513,630	10,062,026	72,362,311	23,827
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,671,313	(1,885,872)	10,553,480	372,920	9,754,813	64,566,537	7,256
NET ASSETS AT DECEMBER 31, 2015	3,564,305	14,585,552	13,185,468	9,397,360	12,378,996	148,581,982	559,801
Changes From Operations:
• Net investment income (loss)	(45,375)	24,754	275,883	32,561	206,326	(204,466)	7,614
• Net realized gain (loss) on investments	(153,955)	274,170	(90,912)	589,388	787,580	897,863	(110)
• Net change in unrealized appreciation or depreciation on investments	131,812	1,677,925	62,360	(2,121)	(103,484)	26,744,582	17,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,518)	1,976,849	247,331	619,828	890,422	27,437,979	24,783
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	898,642	46,372	4,503,890	3,197,828	8,249,709	12,591,346	76,011
• Contract withdrawals and transfers to annuity reserves	(186,519)	(991,061)	(1,277,316)	(310,404)	(1,204,405)	(9,578,181)	(6,403)
• Contract transfers	61,573	(1,113,256)	680,125	(7,396,551)	4,576,563	61,342,332	330
	773,696	(2,057,945)	3,906,699	(4,509,127)	11,621,867	64,355,497	69,938
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	773,696	(2,057,945)	3,906,699	(4,509,127)	11,621,867	64,355,497	69,938
TOTAL INCREASE (DECREASE) IN NET ASSETS	706,178	(81,096)	4,154,030	(3,889,299)	12,512,289	91,793,476	94,721
NET ASSETS AT DECEMBER 31, 2016	$4,270,483	$14,504,456	$17,339,498	$5,508,061	$24,891,285	$240,375,458	$654,522

See accompanying notes.

	LVIP American Global Balanced Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Fund Service Class II Subaccount	LVIP American Global Small Capitalization Fund Service Class II Subaccount	LVIP American Growth Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,890,820	$860,217	$19,140,578	$90,301,665	$67,612,887	$732,076
Changes From Operations:
• Net investment income (loss)	259,894	24,919	1,024,878	(52,754)	(996,736)	27,503
• Net realized gain (loss) on investments	120,844	15,335	50,958	11,143,420	3,219,924	53,352
• Net change in unrealized appreciation or depreciation on investments	(1,013,926)	(54,402)	(4,059,893)	(7,120,930)	(3,604,585)	(129,011)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(633,188)	(14,148)	(2,984,057)	3,969,736	(1,381,397)	(48,156)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,812,126	384,790	31,402,214	13,276,159	4,546,970	644,577
• Contract withdrawals and transfers to annuity reserves	(318,792)	(319,985)	(1,199,057)	(6,903,110)	(4,349,299)	(184,226)
• Contract transfers	2,462,244	(1,052)	7,396,022	15,622,219	2,163,866	98,523
	10,955,578	63,753	37,599,179	21,995,268	2,361,537	558,874
Annuity Reserves:
• Annuity Payments	—	—	—	(2,890)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	2,604	—	—
	—	—	—	(286)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,955,578	63,753	37,599,179	21,994,982	2,361,537	558,874
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,322,390	49,605	34,615,122	25,964,718	980,140	510,718
NET ASSETS AT DECEMBER 31, 2015	14,213,210	909,822	53,755,700	116,266,383	68,593,027	1,242,794
Changes From Operations:
• Net investment income (loss)	92,506	5,872	(481)	(864,635)	(985,181)	28,298
• Net realized gain (loss) on investments	(78,767)	(22,691)	(320,077)	10,003,667	5,804,133	99,070
• Net change in unrealized appreciation or depreciation on investments	411,562	29,574	1,292,123	(10,209,564)	(4,763,486)	(12,554)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	425,301	12,755	971,565	(1,070,532)	55,466	114,814
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,808,619	4,250	8,360,012	8,057,908	1,544,820	314,163
• Contract withdrawals and transfers to annuity reserves	(574,477)	(32,968)	(2,810,594)	(6,805,702)	(4,696,606)	(28,399)
• Contract transfers	3,055,524	(228,022)	2,945,927	878,430	(1,963,873)	478,878
	7,289,666	(256,740)	8,495,345	2,130,636	(5,115,659)	764,642
Annuity Reserves:
• Annuity Payments	—	—	—	(5,031)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	98	—	—
	—	—	—	(4,933)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,289,666	(256,740)	8,495,345	2,125,703	(5,115,659)	764,642
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,714,967	(243,985)	9,466,910	1,055,171	(5,060,193)	879,456
NET ASSETS AT DECEMBER 31, 2016	$21,928,177	$665,837	$63,222,610	$117,321,554	$63,532,834	$2,122,250

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP American Growth Allocation Fund Service Class Subaccount	LVIP American Growth Fund Service Class II Subaccount	LVIP American Growth- Income Fund Service Class II Subaccount	LVIP American Income Allocation Fund Standard Class Subaccount	LVIP American International Fund Service Class II Subaccount	LVIP American Preservation Fund Standard Class Subaccount	LVIP American Preservation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,156,759	$303,438,686	$250,402,210	$6,381	$138,656,243	$127,957	$151,898
Changes From Operations:
• Net investment income (loss)	222,233	(4,495,179)	(685,738)	155	(420,429)	383	18,864
• Net realized gain (loss) on investments	393,882	26,769,791	19,345,374	165	2,211,228	60	(12,009)
• Net change in unrealized appreciation or depreciation on investments	(948,962)	(7,980,709)	(20,479,620)	(408)	(11,031,928)	(890)	(61,535)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(332,847)	14,293,903	(1,819,984)	(88)	(9,241,129)	(447)	(54,680)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,929,446	33,679,997	29,238,728	—	9,762,527	5,137	4,292,695
• Contract withdrawals and transfers to annuity reserves	(138,956)	(21,956,132)	(16,762,535)	(68)	(8,266,997)	(52,091)	(22,075)
• Contract transfers	1,556,848	(7,351,171)	12,086,984	(43)	6,808,733	754	(1,060,288)
	10,347,338	4,372,694	24,563,177	(111)	8,304,263	(46,200)	3,210,332
Annuity Reserves:
• Annuity Payments	—	(134,471)	(130,780)	—	(60,327)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(512)	(104)	—	1,279	—	—
	—	(134,983)	(130,884)	—	(59,048)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,347,338	4,237,711	24,432,293	(111)	8,245,215	(46,200)	3,210,332
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,014,491	18,531,614	22,612,309	(199)	(995,914)	(46,647)	3,155,652
NET ASSETS AT DECEMBER 31, 2015	13,171,250	321,970,300	273,014,519	6,182	137,660,329	81,310	3,307,550
Changes From Operations:
• Net investment income (loss)	145,955	(3,986,429)	254,301	1,079	(859,996)	1,423	14,165
• Net realized gain (loss) on investments	722,787	71,791,223	42,803,807	424	8,811,962	(430)	6,496
• Net change in unrealized appreciation or depreciation on investments	(88,047)	(43,457,913)	(16,817,740)	(1,374)	(5,567,369)	(1,056)	(31,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780,695	24,346,881	26,240,368	129	2,384,597	(63)	(10,950)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,012,735	19,996,265	17,223,345	—	4,471,453	73,143	3,269,065
• Contract withdrawals and transfers to annuity reserves	(1,100,017)	(21,910,002)	(18,034,887)	(881)	(9,123,551)	(1,924)	(643,331)
• Contract transfers	3,332,650	4,131,166	5,449,802	51,648	(211,137)	(34,447)	1,315,661
	6,245,368	2,217,429	4,638,260	50,767	(4,863,235)	36,772	3,941,395
Annuity Reserves:
• Annuity Payments	—	(149,444)	(144,993)	—	(64,434)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(5,301)	(5,415)	—	(2,547)	—	—
	—	(154,745)	(150,408)	—	(66,981)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,245,368	2,062,684	4,487,852	50,767	(4,930,216)	36,772	3,941,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,026,063	26,409,565	30,728,220	50,896	(2,545,619)	36,709	3,930,445
NET ASSETS AT DECEMBER 31, 2016	$20,197,313	$348,379,865	$303,742,739	$57,078	$135,114,710	$118,019	$7,237,995

See accompanying notes.

	LVIP AQR Enhanced Global Strategies Fund Standard Class Subaccount	LVIP AQR Enhanced Global Strategies Fund Service Class Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$14,825	$1,298,239	$524,975	$175,923,220	$351,615	$459,214,185
Changes From Operations:
• Net investment income (loss)	165	11,764	(2,385)	(2,889,968)	514	(132,510)
• Net realized gain (loss) on investments	57	(565)	40,979	21,270,927	(15,638)	1,458,132
• Net change in unrealized appreciation or depreciation on investments	—	(25,064)	(64,166)	(29,511,051)	(7,608)	(35,611,934)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	222	(13,865)	(25,572)	(11,130,092)	(22,732)	(34,286,312)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,155,976	395	10,221,044	6,172	106,590,849
• Contract withdrawals and transfers to annuity reserves	—	(20,133)	(11,602)	(13,953,011)	(8,867)	(27,477,927)
• Contract transfers	(820)	145,912	—	4,613,705	(215,710)	43,844,240
	(820)	1,281,755	(11,207)	881,738	(218,405)	122,957,162
Annuity Reserves:
• Annuity Payments	—	—	—	(20,922)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	369	—	—
	—	—	—	(20,553)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(820)	1,281,755	(11,207)	861,185	(218,405)	122,957,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	(598)	1,267,890	(36,779)	(10,268,907)	(241,137)	88,670,850
NET ASSETS AT DECEMBER 31, 2015	14,227	2,566,129	488,196	165,654,313	110,478	547,885,035
Changes From Operations:
• Net investment income (loss)	(33)	(3,208)	2,195	(1,817,338)	5,418	1,341,237
• Net realized gain (loss) on investments	977	3,112	42,062	13,329,836	622	1,714,287
• Net change in unrealized appreciation or depreciation on investments	(795)	29,352	(11,475)	(6,058,489)	21,822	60,522,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149	29,256	32,782	5,454,009	27,862	63,577,691
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	40,537	134,560	4,679,474	21,000	78,304,952
• Contract withdrawals and transfers to annuity reserves	—	(32,551)	(14,228)	(12,680,657)	(5,196)	(35,949,367)
• Contract transfers	(14,376)	(2,603,371)	—	(11,508,831)	220,726	87,943,294
	(14,376)	(2,595,385)	120,332	(19,510,014)	236,530	130,298,879
Annuity Reserves:
• Annuity Payments	—	—	—	(18,612)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	157	—	2,123
	—	—	—	(18,455)	—	2,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,376)	(2,595,385)	120,332	(19,528,469)	236,530	130,301,002
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,227)	(2,566,129)	153,114	(14,074,460)	264,392	193,878,693
NET ASSETS AT DECEMBER 31, 2016	$—	$—	$641,310	$151,579,853	$374,870	$741,763,728

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$123,192	$166,516,334	$292,902	$753,659,786	$—	$500,779	$789,620,892
Changes From Operations:
• Net investment income (loss)	332	(190,027)	95	(8,505,629)	—	1,068	(3,305,236)
• Net realized gain (loss) on investments	(4,315)	(1,551,636)	9,968	36,999,496	—	(7,409)	(7,093,806)
• Net change in unrealized appreciation or depreciation on investments	(22,694)	(37,046,008)	(22,996)	(89,657,935)	—	(17,258)	(26,020,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,677)	(38,787,671)	(12,933)	(61,164,068)	—	(23,599)	(36,419,272)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	44,067	45,566,822	20,712	181,381,493	—	160,903	44,718,447
• Contract withdrawals and transfers to annuity reserves	(23,920)	(8,576,950)	(49,732)	(41,284,004)	—	(77,966)	(61,123,701)
• Contract transfers	22,762	48,199,579	4,336	72,706,343	—	93,692	4,507,548
	42,909	85,189,451	(24,684)	212,803,832	—	176,629	(11,897,706)
Annuity Reserves:
• Annuity Payments	—	—	—	(2,053)	—	—	(17,783)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	1,908	—	—	1,942
	—	—	—	(145)	—	—	(15,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,909	85,189,451	(24,684)	212,803,687	—	176,629	(11,913,547)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,232	46,401,780	(37,617)	151,639,619	—	153,030	(48,332,819)
NET ASSETS AT DECEMBER 31, 2015	139,424	212,918,114	255,285	905,299,405	—	653,809	741,288,073
Changes From Operations:
• Net investment income (loss)	3,999	5,374,881	(883)	(8,932,719)	353,343	4,251	(6,121,168)
• Net realized gain (loss) on investments	(27,906)	(42,001,074)	(7,308)	(7,339,702)	(4,356)	(4,401)	(7,336,640)
• Net change in unrealized appreciation or depreciation on investments	34,659	48,743,340	13,031	23,566,061	(391,765)	19,536	25,302,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,752	12,117,147	4,840	7,293,640	(42,778)	19,386	11,844,988
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	3,479,747	18,750	59,002,775	20,871,675	134,931	20,267,724
• Contract withdrawals and transfers to annuity reserves	(26,764)	(10,518,369)	(105,067)	(52,801,633)	(555,298)	(82,168)	(62,178,626)
• Contract transfers	(123,412)	(217,996,639)	(13,854)	(8,311,442)	47,170,631	120,421	37,598,715
	(150,176)	(225,035,261)	(100,171)	(2,110,300)	67,487,008	173,184	(4,312,187)
Annuity Reserves:
• Annuity Payments	—	—	—	(3,785)	—	—	(17,615)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	123	—	—	(584)
	—	—	—	(3,662)	—	—	(18,199)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(150,176)	(225,035,261)	(100,171)	(2,113,962)	67,487,008	173,184	(4,330,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,424)	(212,918,114)	(95,331)	5,179,678	67,444,230	192,570	7,514,602
NET ASSETS AT DECEMBER 31, 2016	$—	$—	$159,954	$910,479,083	$67,444,230	$846,379	$748,802,675

See accompanying notes.

	LVIP BlackRock Multi-Asset Income Fund Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Service Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class Subaccount	LVIP Blended Core Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$207,896	$961,740	$—	$—	$—	$65,848
Changes From Operations:
• Net investment income (loss)	5,360	81,315	—	318	(98,208)	132
• Net realized gain (loss) on investments	(14,446)	(5,380)	—	(1)	(67,942)	152
• Net change in unrealized appreciation or depreciation on investments	(14,488)	(242,910)	—	(7,285)	(1,210,524)	(3,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,574)	(166,975)	—	(6,968)	(1,376,674)	(2,854)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	486,019	1,988,072	—	306,197	20,245,038	7,500
• Contract withdrawals and transfers to annuity reserves	(26,510)	(79,456)	—	(401)	(232,614)	(1,974)
• Contract transfers	(423,344)	820,736	—	5,732	8,011,964	460
	36,165	2,729,352	—	311,528	28,024,388	5,986
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,165	2,729,352	—	311,528	28,024,388	5,986
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,591	2,562,377	—	304,560	26,647,714	3,132
NET ASSETS AT DECEMBER 31, 2015	220,487	3,524,117	—	304,560	26,647,714	68,980
Changes From Operations:
• Net investment income (loss)	6,408	105,505	166,832	(875)	(345,721)	187
• Net realized gain (loss) on investments	(1,529)	(24,523)	56,521	(11,705)	1,288,501	(37)
• Net change in unrealized appreciation or depreciation on investments	10,298	169,439	1,144,476	7,285	1,210,524	5,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,177	250,421	1,367,829	(5,295)	2,153,304	5,399
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	53,274	2,771,682	29,603,818	103,020	2,691,032	—
• Contract withdrawals and transfers to annuity reserves	(25,212)	(371,412)	(1,619,560)	(13,667)	(1,540,971)	(1,934)
• Contract transfers	(6,538)	124,992	89,024,303	(388,618)	(29,951,079)	(2,175)
	21,524	2,525,262	117,008,561	(299,265)	(28,801,018)	(4,109)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,524	2,525,262	117,008,561	(299,265)	(28,801,018)	(4,109)
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,701	2,775,683	118,376,390	(304,560)	(26,647,714)	1,290
NET ASSETS AT DECEMBER 31, 2016	$257,188	$6,299,800	$118,376,390	$—	$—	$70,270

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Blended Core Equity Managed Volatility Fund Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$61,310,738	$2,252,518	$234,535,641	$—	$248,098,513	$291,225	$105,950,000
Changes From Operations:
• Net investment income (loss)	(605,643)	(44,972)	(4,960,519)	—	(4,661,813)	7,828	1,292,927
• Net realized gain (loss) on investments	567,501	114,309	4,504,606	—	4,468,569	(58)	4,492,885
• Net change in unrealized appreciation or depreciation on investments	(6,166,554)	(83,481)	(1,972,554)	—	(19,661,006)	(12,334)	(9,214,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,204,696)	(14,144)	(2,428,467)	—	(19,854,250)	(4,564)	(3,428,209)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	45,223,172	23,163	82,790,158	—	45,614,075	21,221	10,545,918
• Contract withdrawals and transfers to annuity reserves	(3,484,071)	(168,010)	(16,824,634)	—	(13,822,556)	(1,545)	(9,030,631)
• Contract transfers	25,864,745	238,029	60,149,435	—	25,576,693	428	1,614,003
	67,603,846	93,182	126,114,959	—	57,368,212	20,104	3,129,290
Annuity Reserves:
• Annuity Payments	—	—	—	—	(3,683)	—	(7,196)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,894	—	206
	—	—	—	—	(1,789)	—	(6,990)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	67,603,846	93,182	126,114,959	—	57,366,423	20,104	3,122,300
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,399,150	79,038	123,686,492	—	37,512,173	15,540	(305,909)
NET ASSETS AT DECEMBER 31, 2015	122,709,888	2,331,556	358,222,133	—	285,610,686	306,765	105,644,091
Changes From Operations:
• Net investment income (loss)	(667,361)	(32,189)	(5,585,840)	(486)	(5,153,778)	12,011	2,298,356
• Net realized gain (loss) on investments	(65,661)	93,618	3,010,128	1,791	6,246,295	878	2,906,371
• Net change in unrealized appreciation or depreciation on investments	12,261,337	(132,995)	(6,743,741)	3,878	(1,146,337)	(9,849)	(5,718,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,528,315	(71,566)	(9,319,453)	5,183	(53,820)	3,040	(513,438)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,088,222	27,246	64,257,766	62,734	44,300,552	43,422	5,415,493
• Contract withdrawals and transfers to annuity reserves	(8,393,691)	(176,890)	(23,262,487)	(96)	(18,025,978)	(1,846)	(8,601,683)
• Contract transfers	42,907,604	161,574	53,539,426	11,668	129,305,103	(27,788)	(3,518,156)
	80,602,135	11,930	94,534,705	74,306	155,579,677	13,788	(6,704,346)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(5,086)	—	(11,212)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	78	—	(2,460)
	—	—	—	—	(5,008)	—	(13,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	80,602,135	11,930	94,534,705	74,306	155,574,669	13,788	(6,718,018)
TOTAL INCREASE (DECREASE) IN NET ASSETS	92,130,450	(59,636)	85,215,252	79,489	155,520,849	16,828	(7,231,456)
NET ASSETS AT DECEMBER 31, 2016	$214,840,338	$2,271,920	$443,437,385	$79,489	$441,131,535	$323,593	$98,412,635

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$106,592,128	$2,647,516,142	$1,279,012	$751,796,586	$6,233,953
Changes From Operations:
• Net investment income (loss)	54,370	576,796	19,341,518	12,852	(2,827,452)	(7,695)
• Net realized gain (loss) on investments	(52,002)	1,129,290	10,903,065	(2,462)	(1,373,779)	434,870
• Net change in unrealized appreciation or depreciation on investments	(1,316,219)	(2,941,189)	(68,948,713)	(36,264)	(15,768,349)	(557,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,313,851)	(1,235,103)	(38,704,130)	(25,874)	(19,969,580)	(129,885)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	39,964,677	1,501,589	298,080,282	578,785	55,202,276	13,437
• Contract withdrawals and transfers to annuity reserves	(510,662)	(13,286,997)	(221,078,319)	(106,057)	(50,715,728)	(1,084,176)
• Contract transfers	12,594,791	611,493	137,885,082	23,559	(13,157,067)	(219,498)
	52,048,806	(11,173,915)	214,887,045	496,287	(8,670,519)	(1,290,237)
Annuity Reserves:
• Annuity Payments	—	(41,054)	(75,372)	—	(1,133)	(3,708)
• Receipt (reimbursement) of mortality guarantee adjustments	—	13,077	2,189	—	(208)	1
	—	(27,977)	(73,183)	—	(1,341)	(3,707)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	52,048,806	(11,201,892)	214,813,862	496,287	(8,671,860)	(1,293,944)
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,734,955	(12,436,995)	176,109,732	470,413	(28,641,440)	(1,423,829)
NET ASSETS AT DECEMBER 31, 2015	50,734,955	94,155,133	2,823,625,874	1,749,425	723,155,146	4,810,124
Changes From Operations:
• Net investment income (loss)	(513,440)	846,373	31,704,830	(15,220)	(11,832,951)	(2,138)
• Net realized gain (loss) on investments	1,549,984	1,625,306	37,354,250	(15,316)	(2,968,380)	448,096
• Net change in unrealized appreciation or depreciation on investments	1,033,286	(1,406,880)	(46,800,327)	46,321	16,655,550	(275,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,069,830	1,064,799	22,258,753	15,785	1,854,219	170,075
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,098,902	677,316	247,817,075	180,488	21,707,015	7,650
• Contract withdrawals and transfers to annuity reserves	(3,076,428)	(10,756,623)	(230,845,148)	(97,559)	(54,143,639)	(570,194)
• Contract transfers	19,059,296	(558,746)	197,220,596	(501,303)	8,543,091	8,133
	30,081,770	(10,638,053)	214,192,523	(418,374)	(23,893,533)	(554,411)
Annuity Reserves:
• Annuity Payments	—	(47,393)	(98,381)	—	(1,303)	(3,459)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(16,642)	(4,514)	—	(531)	10
	—	(64,035)	(102,895)	—	(1,834)	(3,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,081,770	(10,702,088)	214,089,628	(418,374)	(23,895,367)	(557,860)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,151,600	(9,637,289)	236,348,381	(402,589)	(22,041,148)	(387,785)
NET ASSETS AT DECEMBER 31, 2016	$82,886,555	$84,517,844	$3,059,974,255	$1,346,836	$701,113,998	$4,422,339

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$18,532,982	$9,350,606	$64,510,306	$51,324,683	$2,731,923	$171,228,521	$—
Changes From Operations:
• Net investment income (loss)	(73,726)	(23,358)	(336,126)	(347,527)	4,179	(1,805,117)	2,571
• Net realized gain (loss) on investments	1,424,926	1,503,950	10,224,078	4,653,138	(18,034)	(770,103)	(1,066)
• Net change in unrealized appreciation or depreciation on investments	(1,860,758)	(1,679,596)	(11,484,361)	(5,127,655)	(39,910)	(12,929,778)	(1,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(509,558)	(199,004)	(1,596,409)	(822,044)	(53,765)	(15,504,998)	(3)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	110,448	109,189	4,135,107	2,286,801	57,543	50,633,979	106,150
• Contract withdrawals and transfers to annuity reserves	(2,375,565)	(928,038)	(6,685,943)	(3,979,943)	(43,684)	(10,442,061)	(128)
• Contract transfers	(981,059)	(140,730)	212,948	1,857,080	(897,394)	38,648,639	235,322
	(3,246,176)	(959,579)	(2,337,888)	163,938	(883,535)	78,840,557	341,344
Annuity Reserves:
• Annuity Payments	—	(12,450)	(153)	(1,015)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,938	—	8	—	—	—
	—	(10,512)	(153)	(1,007)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,246,176)	(970,091)	(2,338,041)	162,931	(883,535)	78,840,557	341,344
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,755,734)	(1,169,095)	(3,934,450)	(659,113)	(937,300)	63,335,559	341,341
NET ASSETS AT DECEMBER 31, 2015	14,777,248	8,181,511	60,575,856	50,665,570	1,794,623	234,564,080	341,341
Changes From Operations:
• Net investment income (loss)	(52,154)	(10,378)	(244,482)	(106,204)	20,481	1,268,317	20,624
• Net realized gain (loss) on investments	1,259,897	1,137,503	7,576,796	7,963,222	(32,117)	245,048	(23)
• Net change in unrealized appreciation or depreciation on investments	(735,356)	(783,985)	(4,773,577)	1,433,242	11,815	(287,727)	15,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	472,387	343,140	2,558,737	9,290,260	179	1,225,638	35,856
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	92,615	39,611	1,509,178	1,721,486	13,440	22,050,132	601,859
• Contract withdrawals and transfers to annuity reserves	(1,567,702)	(658,125)	(5,654,730)	(4,017,715)	(25,871)	(12,925,490)	(5,580)
• Contract transfers	(602,607)	(447,886)	(1,443,376)	1,896,651	(441,660)	10,458,457	525,656
	(2,077,694)	(1,066,400)	(5,588,928)	(399,578)	(454,091)	19,583,099	1,121,935
Annuity Reserves:
• Annuity Payments	—	(8,082)	(278)	(987)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	66	—	12	—	—	—
	—	(8,016)	(278)	(975)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,077,694)	(1,074,416)	(5,589,206)	(400,553)	(454,091)	19,583,099	1,121,935
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,605,307)	(731,276)	(3,030,469)	8,889,707	(453,912)	20,808,737	1,157,791
NET ASSETS AT DECEMBER 31, 2016	$13,171,941	$7,450,235	$57,545,387	$59,555,277	$1,340,711	$255,372,817	$1,499,132

See accompanying notes.

	LVIP Dimensional International Core Equity Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$42,493,002	$—	$—	$4,813,792
Changes From Operations:
• Net investment income (loss)	15,108	14,535	(161,690)	4,053	4,380	25,707
• Net realized gain (loss) on investments	(60,505)	42,206	6,931,330	1,705	(50,782)	65,308
• Net change in unrealized appreciation or depreciation on investments	(192,093)	(47,832)	(8,344,224)	4,600	(152,281)	(496,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(237,490)	8,909	(1,574,584)	10,358	(198,683)	(405,500)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,226,771	803,320	2,976,544	189,925	1,057,800	663,787
• Contract withdrawals and transfers to annuity reserves	(55,428)	(628)	(4,406,003)	(166)	(35,081)	(69,661)
• Contract transfers	3,432,738	130,731	150,268	316,756	2,661,740	(564,753)
	5,604,081	933,423	(1,279,191)	506,515	3,684,459	29,373
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,604,081	933,423	(1,279,191)	506,515	3,684,459	29,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,366,591	942,332	(2,853,775)	516,873	3,485,776	(376,127)
NET ASSETS AT DECEMBER 31, 2015	5,366,591	942,332	39,639,227	516,873	3,485,776	4,437,665
Changes From Operations:
• Net investment income (loss)	59,245	17,821	(108,750)	11,283	24,713	17,817
• Net realized gain (loss) on investments	(14,083)	493,953	16,648,190	9,792	85,965	302,418
• Net change in unrealized appreciation or depreciation on investments	335,715	(359,488)	(11,119,214)	122,650	1,010,897	66,793
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	380,877	152,286	5,420,226	143,725	1,121,575	387,028
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,437,711	265,922	3,255,758	314,622	2,205,713	102,102
• Contract withdrawals and transfers to annuity reserves	(652,201)	(5,820)	(3,583,094)	(3,529)	(1,286,537)	(38,928)
• Contract transfers	3,770,714	222,012	7,901,095	296,185	9,529,681	(1,433,832)
	4,556,224	482,114	7,573,759	607,278	10,448,857	(1,370,658)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,556,224	482,114	7,573,759	607,278	10,448,857	(1,370,658)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,937,101	634,400	12,993,985	751,003	11,570,432	(983,630)
NET ASSETS AT DECEMBER 31, 2016	$10,303,692	$1,576,732	$52,633,212	$1,267,876	$15,056,208	$3,454,035

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$300,277,840	$4,935,666	$338,067,481	$593,312,037	$591,623	$19,769	$87,998,782
Changes From Operations:
• Net investment income (loss)	(2,164,993)	29,451	(674,069)	(2,670,211)	7,043	161	1,785,375
• Net realized gain (loss) on investments	2,814,611	5,856	289,101	2,289,040	10,156	(399)	(270,017)
• Net change in unrealized appreciation or depreciation on investments	(36,277,354)	(46,664)	(6,230,312)	(69,574,467)	(105,421)	(680)	(16,422,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,627,736)	(11,357)	(6,615,280)	(69,955,638)	(88,222)	(918)	(14,907,373)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	77,146,306	469,149	61,108,339	157,811,229	1,514,807	6	74,763,968
• Contract withdrawals and transfers to annuity reserves	(17,282,291)	(476,364)	(21,920,407)	(36,753,493)	(9,977)	(10,055)	(5,433,848)
• Contract transfers	54,147,078	(1,402,927)	38,160,691	39,554,880	75,481	872	24,221,489
	114,011,093	(1,410,142)	77,348,623	160,612,616	1,580,311	(9,177)	93,551,609
Annuity Reserves:
• Annuity Payments	—	—	(556)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(431)	—	—	—	—
	—	—	(987)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	114,011,093	(1,410,142)	77,347,636	160,612,616	1,580,311	(9,177)	93,551,609
TOTAL INCREASE (DECREASE) IN NET ASSETS	78,383,357	(1,421,499)	70,732,356	90,656,978	1,492,089	(10,095)	78,644,236
NET ASSETS AT DECEMBER 31, 2015	378,661,197	3,514,167	408,799,837	683,969,015	2,083,712	9,674	166,643,018
Changes From Operations:
• Net investment income (loss)	(2,124,279)	61,749	(722,439)	(2,278,673)	(8,848)	203	2,017,393
• Net realized gain (loss) on investments	36,532,521	1,809	633,124	(7,135,923)	(30,408)	(766)	1,692,067
• Net change in unrealized appreciation or depreciation on investments	4,914,808	(45,780)	(410,182)	15,483,363	30,099	1,643	16,890,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,323,050	17,778	(499,497)	6,068,767	(9,157)	1,080	20,599,901
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,264,364	593,624	38,965,967	65,572,647	133,724	—	52,503,201
• Contract withdrawals and transfers to annuity reserves	(23,769,612)	(128,714)	(33,775,995)	(39,317,724)	(88,330)	(132)	(10,889,342)
• Contract transfers	55,925,951	1,446,715	59,993,262	8,994,145	6,725	(286)	29,719,928
	79,420,703	1,911,625	65,183,234	35,249,068	52,119	(418)	71,333,787
Annuity Reserves:
• Annuity Payments	—	—	(2,028)	(223)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(545)	—	—	—
	—	—	(2,028)	(768)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	79,420,703	1,911,625	65,181,206	35,248,300	52,119	(418)	71,333,787
TOTAL INCREASE (DECREASE) IN NET ASSETS	118,743,753	1,929,403	64,681,709	41,317,067	42,962	662	91,933,688
NET ASSETS AT DECEMBER 31, 2016	$497,404,950	$5,443,570	$473,481,546	$725,286,082	$2,126,674	$10,336	$258,576,706

See accompanying notes.

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Income Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$33,410	$1,231,323,568	$4,067,734	$8,257,330,275	$—	$586,449,226
Changes From Operations:
• Net investment income (loss)	2,094	2,268,418	53,284	19,271,683	(8)	8,099,396
• Net realized gain (loss) on investments	922	29,384,579	9,929	33,370,299	—	3,320,277
• Net change in unrealized appreciation or depreciation on investments	(6,185)	(82,001,151)	(261,489)	(538,947,893)	66	(35,721,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,169)	(50,348,154)	(198,276)	(486,305,911)	58	(24,301,608)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	77,074	99,941,932	31,502	846,405,327	52,975	60,434,568
• Contract withdrawals and transfers to annuity reserves	(542)	(103,625,897)	(332,858)	(431,893,769)	—	(40,513,707)
• Contract transfers	6,925	66,996,899	434,210	222,740,934	—	17,107,970
	83,457	63,312,934	132,854	637,252,492	52,975	37,028,831
Annuity Reserves:
• Annuity Payments	—	(2,545)	—	(2,332)	—	(32,981)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(4)	—	(1)	—	(431)
	—	(2,549)	—	(2,333)	—	(33,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	83,457	63,310,385	132,854	637,250,159	52,975	36,995,419
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,288	12,962,231	(65,422)	150,944,248	53,033	12,693,811
NET ASSETS AT DECEMBER 31, 2015	113,698	1,244,285,799	4,002,312	8,408,274,523	53,033	599,143,037
Changes From Operations:
• Net investment income (loss)	2,885	3,395,881	50,713	14,190,678	(1,622)	(9,714,796)
• Net realized gain (loss) on investments	3,312	24,578,959	(493)	13,350,811	2,594	(981,694)
• Net change in unrealized appreciation or depreciation on investments	1,105	10,213,318	108,205	210,948,115	(9,201)	2,184,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,302	38,188,158	158,425	238,489,604	(8,229)	(8,512,367)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	49,501,176	23	244,353,868	578,640	24,796,171
• Contract withdrawals and transfers to annuity reserves	(45,529)	(109,799,431)	(150,746)	(466,038,614)	(2,134)	(41,469,325)
• Contract transfers	99,994	33,337,383	355	(218,419,014)	882	20,282,941
	54,465	(26,960,872)	(150,368)	(440,103,760)	577,388	3,609,787
Annuity Reserves:
• Annuity Payments	—	(3,706)	—	(1,938)	—	(32,740)
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,991	—	1,958	—	(1,694)
	—	(1,715)	—	20	—	(34,434)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,465	(26,962,587)	(150,368)	(440,103,740)	577,388	3,575,353
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,767	11,225,571	8,057	(201,614,136)	569,159	(4,937,014)
NET ASSETS AT DECEMBER 31, 2016	$175,465	$1,255,511,370	$4,010,369	$8,206,660,387	$622,192	$594,206,023

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount	LVIP Goldman Sachs Income Builder Fund Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund Service Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP Government Money Market Fund Service Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$583,356	$6,543,502,598	$20,030	$589,544	$32,987,039	$261,892,224	$30,368,858
Changes From Operations:
• Net investment income (loss)	6,745	16,348,830	574	60,282	(479,947)	(4,034,699)	473,756
• Net realized gain (loss) on investments	(150)	46,430,032	(25)	(9,598)	—	—	(88,085)
• Net change in unrealized appreciation or depreciation on investments	(37,709)	(423,345,524)	(1,401)	(182,664)	—	—	(6,523,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,114)	(360,566,662)	(852)	(131,980)	(479,947)	(4,034,699)	(6,137,439)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,757	667,555,620	—	655,688	531,489	51,835,758	65,735,181
• Contract withdrawals and transfers to annuity reserves	(80,059)	(433,031,145)	—	(165,348)	(15,675,715)	(124,086,372)	(2,773,825)
• Contract transfers	248,230	206,643,024	4	1,519,644	11,462,841	58,127,138	24,932,916
	214,928	441,167,499	4	2,009,984	(3,681,385)	(14,123,476)	87,894,272
Annuity Reserves:
• Annuity Payments	—	(35,395)	—	—	(5,517)	(16,801)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2,149	—	—	2,952	253	—
	—	(33,246)	—	—	(2,565)	(16,548)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	214,928	441,134,253	4	2,009,984	(3,683,950)	(14,140,024)	87,894,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	183,814	80,567,591	(848)	1,878,004	(4,163,897)	(18,174,723)	81,756,833
NET ASSETS AT DECEMBER 31, 2015	767,170	6,624,070,189	19,182	2,467,548	28,823,142	243,717,501	112,125,691
Changes From Operations:
• Net investment income (loss)	5,974	3,575,128	829	77,733	(460,355)	(4,093,268)	(984,683)
• Net realized gain (loss) on investments	5,788	94,546,065	(151)	(22,853)	—	—	2,859,989
• Net change in unrealized appreciation or depreciation on investments	15,490	65,734,214	1,317	200,936	—	—	15,150,810
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,252	163,855,407	1,995	255,816	(460,355)	(4,093,268)	17,026,116
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	25,501	250,453,417	15,274	1,486,760	2,309,355	25,690,477	60,889,322
• Contract withdrawals and transfers to annuity reserves	(39,628)	(449,025,570)	(330)	(70,092)	(9,541,595)	(115,359,862)	(8,782,420)
• Contract transfers	74,375	(77,167,756)	(6,899)	(215,510)	5,198,922	71,342,641	71,461,852
	60,248	(275,739,909)	8,045	1,201,158	(2,033,318)	(18,326,744)	123,568,754
Annuity Reserves:
• Annuity Payments	—	(31,012)	—	—	(4,468)	(17,325)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2,349	—	—	638	152	—
	—	(28,663)	—	—	(3,830)	(17,173)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	60,248	(275,768,572)	8,045	1,201,158	(2,037,148)	(18,343,917)	123,568,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,500	(111,913,165)	10,040	1,456,974	(2,497,503)	(22,437,185)	140,594,870
NET ASSETS AT DECEMBER 31, 2016	$854,670	$6,512,157,024	$29,222	$3,924,522	$26,325,639	$221,280,316	$252,720,561

See accompanying notes.

	LVIP Invesco Select Equity Managed Volatility Fund Standard Class Subaccount	LVIP Invesco Select Equity Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$79,229	$69,143,345	$—	$145,022,804	$80,064	$305,870,193
Changes From Operations:
• Net investment income (loss)	486	119,896	1,750	5,077,274	216	(3,979,245)
• Net realized gain (loss) on investments	(160)	(348,950)	173	(50,863)	(74)	2,260,890
• Net change in unrealized appreciation or depreciation on investments	(7,724)	(11,040,758)	(4,312)	(13,819,698)	(20,884)	(35,987,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,398)	(11,269,812)	(2,389)	(8,793,287)	(20,742)	(37,705,881)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	37,687,156	36,538	13,073,849	156,577	86,798,881
• Contract withdrawals and transfers to annuity reserves	(2,697)	(3,503,463)	—	(11,184,944)	(41,228)	(19,008,326)
• Contract transfers	4,136	20,929,915	367	6,537,318	28,008	50,952,937
	1,439	55,113,608	36,905	8,426,223	143,357	118,743,492
Annuity Reserves:
• Annuity Payments	—	—	—	(11,083)	—	(4,196)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(6)	—	188
	—	—	—	(11,089)	—	(4,008)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,439	55,113,608	36,905	8,415,134	143,357	118,739,484
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,959)	43,843,796	34,516	(378,153)	122,615	81,033,603
NET ASSETS AT DECEMBER 31, 2015	73,270	112,987,141	34,516	144,644,651	202,679	386,903,796
Changes From Operations:
• Net investment income (loss)	(141)	(1,129,898)	6,765	6,142,757	(76)	(4,863,746)
• Net realized gain (loss) on investments	(533)	(1,350,182)	(75)	(1,625,716)	(2,087)	1,293,611
• Net change in unrealized appreciation or depreciation on investments	4,476	7,921,630	3,710	12,396,752	28,311	40,047,751
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,802	5,441,550	10,400	16,913,793	26,148	36,477,616
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	7,917,385	—	8,901,042	73,750	82,112,328
• Contract withdrawals and transfers to annuity reserves	(2,537)	(6,093,015)	(1,224)	(11,596,018)	(40,232)	(23,599,088)
• Contract transfers	(886)	5,665,934	91,655	13,096,543	(1,336)	46,897,475
	(3,423)	7,490,304	90,431	10,401,567	32,182	105,410,715
Annuity Reserves:
• Annuity Payments	—	—	—	(11,441)	—	(3,813)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(218)	—	122
	—	—	—	(11,659)	—	(3,691)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,423)	7,490,304	90,431	10,389,908	32,182	105,407,024
TOTAL INCREASE (DECREASE) IN NET ASSETS	379	12,931,854	100,831	27,303,701	58,330	141,884,640
NET ASSETS AT DECEMBER 31, 2016	$73,649	$125,918,995	$135,347	$171,948,352	$261,009	$528,788,436

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS International Equity Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,629,418	$14,457,969	$7,396,794	$6,008,028	$9,625	$152,281,315	$87,740,296
Changes From Operations:
• Net investment income (loss)	(6,931)	(32,238)	(18,778)	(14,411)	171	(570,848)	(1,109,383)
• Net realized gain (loss) on investments	479,111	1,102,289	644,427	564,573	(295)	3,202,275	(374,600)
• Net change in unrealized appreciation or depreciation on investments	(656,035)	(1,549,168)	(925,970)	(840,695)	(64)	(2,828,282)	(4,787,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(183,855)	(479,117)	(300,321)	(290,533)	(188)	(196,855)	(6,271,109)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	35,041	23,291	6,915	122,283	25,208	8,721,206	47,826,008
• Contract withdrawals and transfers to annuity reserves	(862,127)	(1,879,051)	(339,766)	(405,687)	(1,418)	(12,661,278)	(5,559,609)
• Contract transfers	201,433	(1,335,976)	(523,248)	31,864	(11,414)	3,325,665	45,429,711
	(625,653)	(3,191,736)	(856,099)	(251,540)	12,376	(614,407)	87,696,110
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,682)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	16	—
	—	—	—	—	—	(1,666)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(625,653)	(3,191,736)	(856,099)	(251,540)	12,376	(616,073)	87,696,110
TOTAL INCREASE (DECREASE) IN NET ASSETS	(809,508)	(3,670,853)	(1,156,420)	(542,073)	12,188	(812,928)	81,425,001
NET ASSETS AT DECEMBER 31, 2015	4,819,910	10,787,116	6,240,374	5,465,955	21,813	151,468,387	169,165,297
Changes From Operations:
• Net investment income (loss)	10,380	13,332	(11,707)	(22,236)	356	17,206	(997,641)
• Net realized gain (loss) on investments	249,602	426,845	268,454	267,988	651	1,708,538	(1,383,260)
• Net change in unrealized appreciation or depreciation on investments	(139,005)	(193,002)	(169,022)	(167,945)	(213)	(1,248,489)	(3,427,852)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,977	247,175	87,725	77,807	794	477,255	(5,808,753)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	26,058	36,815	15,472	59,589	—	4,761,859	22,932,119
• Contract withdrawals and transfers to annuity reserves	(376,381)	(829,045)	(707,444)	(253,114)	—	(11,136,718)	(9,814,871)
• Contract transfers	565,732	121,924	(617,932)	(1,406,823)	8,176	5,898,283	21,779,111
	215,409	(670,306)	(1,309,904)	(1,600,348)	8,176	(476,576)	34,896,359
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,570)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	21	—
	—	—	—	—	—	(1,549)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	215,409	(670,306)	(1,309,904)	(1,600,348)	8,176	(478,125)	34,896,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	336,386	(423,131)	(1,222,179)	(1,522,541)	8,970	(870)	29,087,606
NET ASSETS AT DECEMBER 31, 2016	$5,156,296	$10,363,985	$5,018,195	$3,943,414	$30,783	$151,467,517	$198,252,903

See accompanying notes.

	LVIP MFS Value Fund Standard Class Subaccount	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,835	$879,626,819	$15,332,417	$301,725,103	$—	$5,056,784
Changes From Operations:
• Net investment income (loss)	149	5,241,391	156,966	3,989,433	—	(4,779)
• Net realized gain (loss) on investments	215	57,682,822	183,214	2,233,478	—	(78,000)
• Net change in unrealized appreciation or depreciation on investments	(429)	(79,180,851)	(1,010,267)	(20,718,328)	—	(1,634,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65)	(16,256,638)	(670,087)	(14,495,417)	—	(1,717,331)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,806	34,029,365	79,617	7,185,519	—	6,157,003
• Contract withdrawals and transfers to annuity reserves	—	(69,228,785)	(1,824,584)	(28,607,663)	—	(462,663)
• Contract transfers	150	(4,210,771)	(278,661)	12,895,740	—	9,991,311
	1,956	(39,410,191)	(2,023,628)	(8,526,404)	—	15,685,651
Annuity Reserves:
• Annuity Payments	—	(54,790)	(6,079)	(4,605)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(88)	1,407	610	—	—
	—	(54,878)	(4,672)	(3,995)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,956	(39,465,069)	(2,028,300)	(8,530,399)	—	15,685,651
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,891	(55,721,707)	(2,698,387)	(23,025,816)	—	13,968,320
NET ASSETS AT DECEMBER 31, 2015	8,726	823,905,112	12,634,030	278,699,287	—	19,025,104
Changes From Operations:
• Net investment income (loss)	849	4,488,733	140,417	3,637,939	2,441	(41,201)
• Net realized gain (loss) on investments	665	70,698,027	302,584	6,929,716	5	(197,831)
• Net change in unrealized appreciation or depreciation on investments	544	25,463,704	(206,651)	(3,920,723)	4,256	1,269,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,058	100,650,464	236,350	6,646,932	6,702	1,030,714
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	36,232	22,707,053	205,339	4,684,524	176,718	4,447,399
• Contract withdrawals and transfers to annuity reserves	(55)	(64,621,030)	(1,274,189)	(23,926,226)	—	(1,153,597)
• Contract transfers	1,574	(6,865,802)	(239,927)	6,330,030	—	4,212,188
	37,751	(48,779,779)	(1,308,777)	(12,911,672)	176,718	7,505,990
Annuity Reserves:
• Annuity Payments	—	(57,787)	(3,624)	(5,001)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(799)	258	(145)	—	—
	—	(58,586)	(3,366)	(5,146)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,751	(48,838,365)	(1,312,143)	(12,916,818)	176,718	7,505,990
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,809	51,812,099	(1,075,793)	(6,269,886)	183,420	8,536,704
NET ASSETS AT DECEMBER 31, 2016	$48,535	$875,717,211	$11,558,237	$272,429,401	$183,420	$27,561,808

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Service Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Service Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$84,091	$53,458,550	$436,118	$270,309,819	$423,147	$981,948,234	$61,012,308
Changes From Operations:
• Net investment income (loss)	15,296	56,513	7,095	(709,830)	14,380	5,047,310	135,632
• Net realized gain (loss) on investments	4,914	649,517	(9,767)	118,044	—	5,252,822	993,827
• Net change in unrealized appreciation or depreciation on investments	(15,490)	(1,665,428)	(15,460)	(27,197,179)	(19,052)	(26,628,275)	(2,949,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,720	(959,398)	(18,132)	(27,788,965)	(4,672)	(16,328,143)	(1,819,678)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,106,112	78,335,706	446,613	96,635,423	96,921	34,508,773	3,983,146
• Contract withdrawals and transfers to annuity reserves	(6,529)	(16,330,525)	(57,114)	(15,131,320)	(13,737)	(89,003,345)	(6,183,901)
• Contract transfers	323,842	105,561,347	(186,093)	88,214,689	240,137	23,348,127	7,291,015
	1,423,425	167,566,528	203,406	169,718,792	323,321	(31,146,445)	5,090,260
Annuity Reserves:
• Annuity Payments	—	—	—	(1,462)	—	(78,282)	(2,525)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	1,942	—	(14,535)	(4)
	—	—	—	480	—	(92,817)	(2,529)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,423,425	167,566,528	203,406	169,719,272	323,321	(31,239,262)	5,087,731
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,428,145	166,607,130	185,274	141,930,307	318,649	(47,567,405)	3,268,053
NET ASSETS AT DECEMBER 31, 2015	1,512,236	220,065,680	621,392	412,240,126	741,796	934,380,829	64,280,361
Changes From Operations:
• Net investment income (loss)	51,385	(205,394)	(553)	(3,877,898)	15,237	3,538,097	132,088
• Net realized gain (loss) on investments	10,129	867,371	(9,773)	(1,799,876)	73	4,278,167	1,189,035
• Net change in unrealized appreciation or depreciation on investments	(5,537)	1,417,357	19,276	24,968,290	(5,548)	(6,008,706)	1,029,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,977	2,079,334	8,950	19,290,516	9,762	1,807,558	2,351,057
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,050,183	70,439,661	154,549	16,365,647	102,975	28,365,956	2,541,842
• Contract withdrawals and transfers to annuity reserves	(261,252)	(39,018,020)	(5,015)	(22,385,899)	(13,401)	(95,895,103)	(7,557,416)
• Contract transfers	1,972,785	101,337,310	(574,029)	(9,144,704)	296,479	104,706,269	7,179,506
	2,761,716	132,758,951	(424,495)	(15,164,956)	386,053	37,177,122	2,163,932
Annuity Reserves:
• Annuity Payments	—	(1,175)	—	(3,377)	—	(77,503)	(2,364)
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,702	—	85	—	16	(1)
	—	527	—	(3,292)	—	(77,487)	(2,365)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,761,716	132,759,478	(424,495)	(15,168,248)	386,053	37,099,635	2,161,567
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,817,693	134,838,812	(415,545)	4,122,268	395,815	38,907,193	4,512,624
NET ASSETS AT DECEMBER 31, 2016	$4,329,929	$354,904,492	$205,847	$416,362,394	$1,137,611	$973,288,022	$68,792,985

See accompanying notes.

	LVIP SSGA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Service Class Subaccount	LVIP SSGA Developed International 150 Fund Standard Class Subaccount	LVIP SSGA Developed International 150 Fund Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$166,185	$189,999,017	$253,336	$145,571,689	$462,463	$169,702,676
Changes From Operations:
• Net investment income (loss)	13,032	1,202,234	6,922	1,493,194	19,289	4,280,318
• Net realized gain (loss) on investments	4,133	3,831,422	24,050	15,713,376	(5,765)	(2,243,821)
• Net change in unrealized appreciation or depreciation on investments	(36,326)	(11,868,969)	(47,436)	(25,893,616)	(100,241)	(33,591,341)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,161)	(6,835,313)	(16,464)	(8,687,046)	(86,717)	(31,554,844)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	109,489	13,061,447	49,320	5,892,793	105,011	6,869,772
• Contract withdrawals and transfers to annuity reserves	(25,000)	(17,823,151)	(9,756)	(12,177,889)	(12,635)	(13,534,545)
• Contract transfers	329,946	(1,199,681)	8,556	6,112,971	46,687	21,720,251
	414,435	(5,961,385)	48,120	(172,125)	139,063	15,055,478
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,971)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	175	—	130
	—	—	—	175	—	(1,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	414,435	(5,961,385)	48,120	(171,950)	139,063	15,053,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	395,274	(12,796,698)	31,656	(8,858,996)	52,346	(16,501,207)
NET ASSETS AT DECEMBER 31, 2015	561,459	177,202,319	284,992	136,712,693	514,809	153,201,469
Changes From Operations:
• Net investment income (loss)	10,977	789,975	10,090	2,513,364	11,620	1,382,882
• Net realized gain (loss) on investments	11,235	5,212,591	(1,508)	1,762,569	(20,169)	(7,436,170)
• Net change in unrealized appreciation or depreciation on investments	12,619	2,588,100	17,182	5,984,844	85,927	27,018,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,831	8,590,666	25,764	10,260,777	77,378	20,965,105
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	9,874,468	44,178	2,163,184	95,736	4,919,695
• Contract withdrawals and transfers to annuity reserves	(40,369)	(19,333,669)	(14,977)	(11,881,702)	(58,846)	(13,432,376)
• Contract transfers	32,323	9,141,568	70,727	(433,433)	(15,510)	(3,674,515)
	(8,046)	(317,633)	99,928	(10,151,951)	21,380	(12,187,196)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,717)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	186	—	156
	—	—	—	186	—	(1,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,046)	(317,633)	99,928	(10,151,765)	21,380	(12,188,757)
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,785	8,273,033	125,692	109,012	98,758	8,776,348
NET ASSETS AT DECEMBER 31, 2016	$588,244	$185,475,352	$410,684	$136,821,705	$613,567	$161,977,817

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Index Fund Service Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Service Class Subaccount	LVIP SSGA Large Cap 100 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$222,653	$885,053,206	$416,234	$274,485,051	$—	$15,091,764	$1,636,051
Changes From Operations:
• Net investment income (loss)	13,731	10,040,180	16,008	1,485,942	—	726,034	29,416
• Net realized gain (loss) on investments	175	3,708,829	(105)	6,058,999	—	(348,589)	213,183
• Net change in unrealized appreciation or depreciation on investments	(35,877)	(92,670,774)	(37,616)	(14,614,380)	—	(6,027,230)	(332,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,971)	(78,921,765)	(21,713)	(7,069,439)	—	(5,649,785)	(90,013)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	33,926	94,414,473	239,618	8,479,099	—	40,363,860	112,473
• Contract withdrawals and transfers to annuity reserves	(56,661)	(48,095,946)	(32,341)	(27,281,410)	—	(1,637,486)	(66,298)
• Contract transfers	319,060	13,830,838	192,638	8,779,630	—	31,446,169	82,251
	296,325	60,149,365	399,915	(10,022,681)	—	70,172,543	128,426
Annuity Reserves:
• Annuity Payments	—	(105,915)	—	(21,494)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	569	—	597	—	—	—
	—	(105,346)	—	(20,897)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	296,325	60,044,019	399,915	(10,043,578)	—	70,172,543	128,426
TOTAL INCREASE (DECREASE) IN NET ASSETS	274,354	(18,877,746)	378,202	(17,113,017)	—	64,522,758	38,413
NET ASSETS AT DECEMBER 31, 2015	497,007	866,175,460	794,436	257,372,034	—	79,614,522	1,674,464
Changes From Operations:
• Net investment income (loss)	6,974	(41,818)	21,338	3,145,113	1,298	589,729	23,136
• Net realized gain (loss) on investments	(2,972)	(3,676,794)	(13,689)	431,868	(131)	(1,529,815)	137,905
• Net change in unrealized appreciation or depreciation on investments	23,414	33,318,462	(5,740)	(5,706,398)	(1,957)	(4,521,015)	150,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,416	29,599,850	1,909	(2,129,417)	(790)	(5,461,101)	311,199
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	33,315,588	312,448	9,878,086	3	29,350,547	109,048
• Contract withdrawals and transfers to annuity reserves	(74,129)	(53,092,896)	(48,372)	(22,270,330)	(404)	(5,127,975)	(136,495)
• Contract transfers	91,274	(38,329,237)	(176,158)	15,534,298	145,117	237,537,206	310,401
	17,145	(58,106,545)	87,918	3,142,054	144,716	261,759,778	282,954
Annuity Reserves:
• Annuity Payments	—	(105,159)	—	(16,624)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	627	—	(236)	—	—	—
	—	(104,532)	—	(16,860)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,145	(58,211,077)	87,918	3,125,194	144,716	261,759,778	282,954
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,561	(28,611,227)	89,827	995,777	143,926	256,298,677	594,153
NET ASSETS AT DECEMBER 31, 2016	$541,568	$837,564,233	$884,263	$258,367,811	$143,926	$335,913,199	$2,268,617

See accompanying notes.

	LVIP SSGA Large Cap 100 Fund Service Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$325,179,992	$1,417	$98,855,910	$190,721,763	$—	$830,390,736
Changes From Operations:
• Net investment income (loss)	2,070,793	419	79,626	(208,736)	4,618	6,816,328
• Net realized gain (loss) on investments	54,479,346	6	126,369	3,518,571	1,083	16,076,298
• Net change in unrealized appreciation or depreciation on investments	(76,335,184)	513	(10,536,460)	(9,732,218)	(11,590)	(58,434,359)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,785,045)	938	(10,330,465)	(6,422,383)	(5,889)	(35,541,733)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,656,413	28,656	63,907,583	15,578,963	175,002	35,945,578
• Contract withdrawals and transfers to annuity reserves	(27,065,710)	(16)	(5,854,258)	(13,869,440)	—	(69,600,624)
• Contract transfers	(2,391,933)	56	26,054,672	3,003,988	115	(8,546,825)
	(18,801,230)	28,696	84,107,997	4,713,511	175,117	(42,201,871)
Annuity Reserves:
• Annuity Payments	—	—	—	(1,892)	—	(15,474)
• Receipt (reimbursement) of mortality guarantee adjustments	532	—	—	(3)	—	(1,432)
	532	—	—	(1,895)	—	(16,906)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,800,698)	28,696	84,107,997	4,711,616	175,117	(42,218,777)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,585,743)	29,634	73,777,532	(1,710,767)	169,228	(77,760,510)
NET ASSETS AT DECEMBER 31, 2015	286,594,249	31,051	172,633,442	189,010,996	169,228	752,630,226
Changes From Operations:
• Net investment income (loss)	1,426,751	285	269,023	424,153	3,500	3,265,911
• Net realized gain (loss) on investments	37,544,393	12	(219,674)	4,525,702	5,389	28,047,549
• Net change in unrealized appreciation or depreciation on investments	12,246,942	1,951	14,670,664	3,888,679	6,060	21,630,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,218,086	2,248	14,720,013	8,838,534	14,949	52,943,699
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,869,451	—	53,631,641	12,041,149	—	27,138,289
• Contract withdrawals and transfers to annuity reserves	(26,895,020)	(12)	(11,161,560)	(16,530,976)	—	(70,164,154)
• Contract transfers	(9,811,003)	2	34,675,507	8,622,352	271	3,121,679
	(30,836,572)	(10)	77,145,588	4,132,525	271	(39,904,186)
Annuity Reserves:
• Annuity Payments	(1,939)	—	—	(1,759)	—	(14,421)
• Receipt (reimbursement) of mortality guarantee adjustments	601	—	—	(1)	—	4,103
	(1,338)	—	—	(1,760)	—	(10,318)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,837,910)	(10)	77,145,588	4,130,765	271	(39,914,504)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,380,176	2,238	91,865,601	12,969,299	15,220	13,029,195
NET ASSETS AT DECEMBER 31, 2016	$306,974,425	$33,289	$264,499,043	$201,980,295	$184,448	$765,659,421

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Service Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$166,055,729	$—	$426,551,480	$36,149,470	$857,087,479	$1,427,063	$272,886,482
Changes From Operations:
• Net investment income (loss)	(95,397)	—	4,840,237	130,217	(375,333)	7,314	(2,587,391)
• Net realized gain (loss) on investments	3,953,277	—	7,157,632	1,573,389	52,581,321	68,338	18,431,657
• Net change in unrealized appreciation or depreciation on investments	(10,342,910)	—	(34,701,125)	(1,746,483)	(57,575,869)	(184,439)	(33,224,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,485,030)	—	(22,703,256)	(42,877)	(5,369,881)	(108,787)	(17,380,332)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,644,878	—	23,593,594	1,160,091	41,918,832	541,882	10,549,193
• Contract withdrawals and transfers to annuity reserves	(14,215,831)	—	(28,041,082)	(4,127,655)	(92,885,222)	(42,401)	(24,716,008)
• Contract transfers	1,022,914	—	4,396,953	(412,424)	55,125,894	182,796	10,426,648
	(1,548,039)	—	(50,535)	(3,379,988)	4,159,504	682,277	(3,740,167)
Annuity Reserves:
• Annuity Payments	(2,513)	—	—	(16,667)	(68,784)	—	(4,016)
• Receipt (reimbursement) of mortality guarantee adjustments	(4)	—	—	(12,771)	2,147	—	(2,602)
	(2,517)	—	—	(29,438)	(66,637)	—	(6,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,550,556)	—	(50,535)	(3,409,426)	4,092,867	682,277	(3,746,785)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,035,586)	—	(22,753,791)	(3,452,303)	(1,277,014)	573,490	(21,127,117)
NET ASSETS AT DECEMBER 31, 2015	158,020,143	—	403,797,689	32,697,167	855,810,465	2,000,553	251,759,365
Changes From Operations:
• Net investment income (loss)	420,545	13,102	2,037,774	280,570	1,385,212	22,167	(1,216,901)
• Net realized gain (loss) on investments	3,832,769	20,314	16,116,714	1,298,045	45,678,817	47,587	14,307,114
• Net change in unrealized appreciation or depreciation on investments	4,163,367	21,659	13,988,348	1,850,457	32,843,563	431,894	30,944,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,416,681	55,075	32,142,836	3,429,072	79,907,592	501,648	44,035,178
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,617,312	588,827	10,948,431	1,744,568	40,192,859	794,430	8,588,493
• Contract withdrawals and transfers to annuity reserves	(11,604,725)	—	(28,913,034)	(3,601,391)	(77,351,412)	(83,078)	(21,805,628)
• Contract transfers	5,087,315	—	(1,366,621)	4,287,504	13,110,552	(81,444)	(7,661,223)
	(1,900,098)	588,827	(19,331,224)	2,430,681	(24,048,001)	629,908	(20,878,358)
Annuity Reserves:
• Annuity Payments	(2,324)	—	—	(6,915)	(76,269)	—	(9,181)
• Receipt (reimbursement) of mortality guarantee adjustments	(1)	—	—	457	(7,750)	—	(2,680)
	(2,325)	—	—	(6,458)	(84,019)	—	(11,861)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,902,423)	588,827	(19,331,224)	2,424,223	(24,132,020)	629,908	(20,890,219)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,514,258	643,902	12,811,612	5,853,295	55,775,572	1,131,556	23,144,959
NET ASSETS AT DECEMBER 31, 2016	$164,534,401	$643,902	$416,609,301	$38,550,462	$911,586,037	$3,132,109	$274,904,324

See accompanying notes.

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$80,913	$89,207,699	$1,469,320	$110,563,563	$50,706	$177,584,848
Changes From Operations:
• Net investment income (loss)	101	(1,361,867)	28,045	693,902	(308)	(3,497,591)
• Net realized gain (loss) on investments	(752)	(265,865)	200,396	17,431,879	3,114	19,799,429
• Net change in unrealized appreciation or depreciation on investments	(14,714)	(16,201,668)	(368,424)	(28,250,560)	3,798	(697,113)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,365)	(17,829,400)	(139,983)	(10,124,779)	6,604	15,604,725
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,841	58,921,464	297,868	6,118,753	59,882	23,573,495
• Contract withdrawals and transfers to annuity reserves	(2,180)	(5,395,261)	(116,741)	(8,673,438)	—	(16,440,207)
• Contract transfers	45,713	48,909,819	132,450	10,307,073	(2,212)	58,659,151
	90,374	102,436,022	313,577	7,752,388	57,670	65,792,439
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(5,823)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	102	—	(11)
	—	—	—	102	—	(5,834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	90,374	102,436,022	313,577	7,752,490	57,670	65,786,605
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,009	84,606,622	173,594	(2,372,289)	64,274	81,391,330
NET ASSETS AT DECEMBER 31, 2015	155,922	173,814,321	1,642,914	108,191,274	114,980	258,976,178
Changes From Operations:
• Net investment income (loss)	413	(1,122,080)	22,631	425,543	(1,179)	(3,892,172)
• Net realized gain (loss) on investments	(1,811)	(667,259)	38,250	5,591,218	7,962	13,603,794
• Net change in unrealized appreciation or depreciation on investments	20,246	31,598,278	404,773	22,517,410	25,025	(11,031,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,848	29,808,939	465,654	28,534,171	31,808	(1,319,574)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	37,073,061	230,649	4,721,134	568,157	10,770,892
• Contract withdrawals and transfers to annuity reserves	(2,557)	(10,601,324)	(145,864)	(8,655,593)	(31,488)	(18,311,774)
• Contract transfers	(38,504)	38,347,040	(15,138)	(406,180)	1,040	(16,170,354)
	(41,061)	64,818,777	69,647	(4,340,639)	537,709	(23,711,236)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(8,536)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	118	—	(549)
	—	—	—	118	—	(9,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,061)	64,818,777	69,647	(4,340,521)	537,709	(23,720,321)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,213)	94,627,716	535,301	24,193,650	569,517	(25,039,895)
NET ASSETS AT DECEMBER 31, 2016	$133,709	$268,442,037	$2,178,215	$132,384,924	$684,497	$233,936,283

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,726,197	$93,424,091	$—	$—	$451,338	$99,287,489	$384,735
Changes From Operations:
• Net investment income (loss)	(47,323)	(1,760,226)	359	1,388,074	3,517	(147,639)	11,474
• Net realized gain (loss) on investments	389,160	12,371,816	57	308,668	13,442	3,324,266	223
• Net change in unrealized appreciation or depreciation on investments	(331,673)	(10,997,610)	(989)	(5,932,757)	(25,833)	(5,510,063)	(33,736)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,164	(386,020)	(573)	(4,236,015)	(8,874)	(2,333,436)	(22,039)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,256	9,670,965	33,631	149,625,989	111,915	8,647,302	166,098
• Contract withdrawals and transfers to annuity reserves	(322,373)	(8,399,158)	—	(1,871,999)	(27,967)	(5,573,722)	(51,262)
• Contract transfers	379,020	20,942,091	—	91,641,464	4,207	7,950,705	208,017
	99,903	22,213,898	33,631	239,395,454	88,155	11,024,285	322,853
Annuity Reserves:
• Annuity Payments	—	(5,524)	—	—	—	(3,380)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	—	—	(5)	—
	—	(5,523)	—	—	—	(3,385)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	99,903	22,208,375	33,631	239,395,454	88,155	11,020,900	322,853
TOTAL INCREASE (DECREASE) IN NET ASSETS	110,067	21,822,355	33,058	235,159,439	79,281	8,687,464	300,814
NET ASSETS AT DECEMBER 31, 2015	2,836,264	115,246,446	33,058	235,159,439	530,619	107,974,953	685,549
Changes From Operations:
• Net investment income (loss)	(42,048)	(1,756,503)	210	(92,456)	4,280	(25,967)	10,117
• Net realized gain (loss) on investments	239,222	8,143,664	(1)	(266,012)	19,937	3,684,591	(5,418)
• Net change in unrealized appreciation or depreciation on investments	(25,477)	(339,101)	930	15,248,961	39,687	8,358,390	26,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,697	6,048,060	1,139	14,890,493	63,904	12,017,014	30,948
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,672	6,037,799	—	155,697,721	183,357	6,519,495	90,937
• Contract withdrawals and transfers to annuity reserves	(430,536)	(9,260,986)	(1,348)	(19,851,461)	(31,511)	(9,086,852)	(128,600)
• Contract transfers	288,070	(1,237,734)	635	198,514,971	(130,753)	18,352,852	40,040
	(85,794)	(4,460,921)	(713)	334,361,231	21,093	15,785,495	2,377
Annuity Reserves:
• Annuity Payments	—	(5,343)	—	—	—	(17,146)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	11	—	—	—	(8,290)	—
	—	(5,332)	—	—	—	(25,436)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(85,794)	(4,466,253)	(713)	334,361,231	21,093	15,760,059	2,377
TOTAL INCREASE (DECREASE) IN NET ASSETS	85,903	1,581,807	426	349,251,724	84,997	27,777,073	33,325
NET ASSETS AT DECEMBER 31, 2016	$2,922,167	$116,828,253	$33,484	$584,411,163	$615,616	$135,752,026	$718,874

See accompanying notes.

	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$55,028,501	$—	$11,470,979	$—	$316,319,544	$—
Changes From Operations:
• Net investment income (loss)	430,342	182	(519,081)	—	(3,291,062)	—
• Net realized gain (loss) on investments	315,917	(770)	(93,166)	—	68,819,894	—
• Net change in unrealized appreciation or depreciation on investments	(4,620,076)	(5,888)	(4,213,745)	—	(40,886,815)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,873,817)	(6,476)	(4,825,992)	—	24,642,017	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,106,968	103,594	34,687,831	—	6,891,075	—
• Contract withdrawals and transfers to annuity reserves	(3,429,906)	(1,416)	(1,569,472)	—	(25,799,720)	—
• Contract transfers	10,353,004	(8,205)	27,135,273	—	(8,571,461)	—
	16,030,066	93,973	60,253,632	—	(27,480,106)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	(2,027)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(1)	—
	—	—	—	—	(2,028)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	16,030,066	93,973	60,253,632	—	(27,482,134)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,156,249	87,497	55,427,640	—	(2,840,117)	—
NET ASSETS AT DECEMBER 31, 2015	67,184,750	87,497	66,898,619	—	313,479,427	—
Changes From Operations:
• Net investment income (loss)	473,289	(434)	(1,139,629)	(5)	(3,199,088)	140
• Net realized gain (loss) on investments	(674,085)	(2,038)	3,337,158	(47)	33,221,774	229
• Net change in unrealized appreciation or depreciation on investments	1,589,008	5,888	4,186,453	—	(32,961,975)	8,797
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,388,212	3,416	6,383,982	(52)	(2,939,289)	9,166
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,792,450	—	3,435,040	6,340	4,442,512	178,101
• Contract withdrawals and transfers to annuity reserves	(3,734,555)	(3,114)	(3,142,727)	—	(21,993,287)	—
• Contract transfers	6,125,041	(87,799)	(73,574,914)	(6,288)	782,164	66,133
	7,182,936	(90,913)	(73,282,601)	52	(16,768,611)	244,234
Annuity Reserves:
• Annuity Payments	(4,670)	—	—	—	(1,977)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(2,877)	—	—	—	—	—
	(7,547)	—	—	—	(1,977)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,175,389	(90,913)	(73,282,601)	52	(16,770,588)	244,234
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,563,601	(87,497)	(66,898,619)	—	(19,709,877)	253,400
NET ASSETS AT DECEMBER 31, 2016	$75,748,351	$—	$—	$—	$293,769,550	$253,400

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	MFS VIT Core Equity Series Service Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Growth Series Service Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Total Return Series Service Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$137,001,352	$2,602,187	$3,260,919	$50,741,615	$9,082,276	$13,179	$10,684,081
Changes From Operations:
• Net investment income (loss)	(1,211,032)	6,500	(41,747)	(803,241)	93,073	(73)	257,256
• Net realized gain (loss) on investments	8,648,471	1,230,066	277,641	5,992,591	632,936	5,307	1,154,455
• Net change in unrealized appreciation or depreciation on investments	(10,897,865)	(1,186,457)	(44,219)	(2,050,874)	(861,443)	(186)	(2,920,406)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,460,426)	50,109	191,675	3,138,476	(135,434)	5,048	(1,508,695)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,058,413	1,443	30,888	6,304,693	11,956	2,655	60,713
• Contract withdrawals and transfers to annuity reserves	(7,091,095)	(53,770)	(230,055)	(4,426,812)	(1,273,655)	(3,696)	(1,537,811)
• Contract transfers	(59,104,527)	(2,599,969)	67,712	8,330,441	(116,608)	(12,462)	(81,709)
	(59,137,209)	(2,652,296)	(131,455)	10,208,322	(1,378,307)	(13,503)	(1,558,807)
Annuity Reserves:
• Annuity Payments	(6,981)	—	—	—	(3,168)	—	(6,181)
• Receipt (reimbursement) of mortality guarantee adjustments	292	—	—	—	78	—	763
	(6,689)	—	—	—	(3,090)	—	(5,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,143,898)	(2,652,296)	(131,455)	10,208,322	(1,381,397)	(13,503)	(1,564,225)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,604,324)	(2,602,187)	60,220	13,346,798	(1,516,831)	(8,455)	(3,072,920)
NET ASSETS AT DECEMBER 31, 2015	74,397,028	—	3,321,139	64,088,413	7,565,445	4,724	7,611,161
Changes From Operations:
• Net investment income (loss)	(1,020,272)	—	(43,501)	(1,008,194)	117,601	107,383	196,524
• Net realized gain (loss) on investments	2,957,961	—	276,392	5,660,267	1,657,237	211,912	289,475
• Net change in unrealized appreciation or depreciation on investments	6,687,144	—	(199,438)	(3,802,973)	(1,208,244)	(77,751)	241,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,624,833	—	33,453	849,100	566,594	241,544	727,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,475,446	—	68,879	6,235,987	31,047	13,727,617	11,597
• Contract withdrawals and transfers to annuity reserves	(6,605,232)	—	(212,414)	(6,036,791)	(695,695)	(944,118)	(679,837)
• Contract transfers	4,523,514	—	(30,158)	14,077,558	110,990	17,205,415	(410,724)
	2,393,728	—	(173,693)	14,276,754	(553,658)	29,988,914	(1,078,964)
Annuity Reserves:
• Annuity Payments	(6,525)	—	—	(840)	(3,110)	—	(5,481)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(145)	89	—	885
	(6,525)	—	—	(985)	(3,021)	—	(4,596)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,387,203	—	(173,693)	14,275,769	(556,679)	29,988,914	(1,083,560)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,012,036	—	(140,240)	15,124,869	9,915	30,230,458	(356,459)
NET ASSETS AT DECEMBER 31, 2016	$85,409,064	$—	$3,180,899	$79,213,282	$7,575,360	$30,235,182	$7,254,702

See accompanying notes.

	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Service Class Subaccount	MFS VIT II International Value Series Initial Class Subaccount	MFS VIT II International Value Series Service Class Subaccount	Morgan Stanley UIF Growth Portfolio Class II Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$233,370,004	$—	$69,032	$1,740,765	$1,743,735	$—
Changes From Operations:
• Net investment income (loss)	5,130,363	(22,157)	2,741	57,925	(17,482)	(5)
• Net realized gain (loss) on investments	20,489,339	160,527	2,475	56,986	357,676	315
• Net change in unrealized appreciation or depreciation on investments	(61,732,919)	(229,896)	(395)	(120,851)	(154,247)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,113,217)	(91,526)	4,821	(5,940)	185,947	310
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,996,380	10,070	120,441	6,258,050	5,911	95
• Contract withdrawals and transfers to annuity reserves	(23,032,128)	(421,943)	(6,685)	(128,091)	(139,735)	(258)
• Contract transfers	2,273,573	2,853,500	(30,709)	2,723,345	5,465	(147)
	(9,762,175)	2,441,627	83,047	8,853,304	(128,359)	(310)
Annuity Reserves:
• Annuity Payments	(20,982)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,049	—	—	—	—	—
	(18,933)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,781,108)	2,441,627	83,047	8,853,304	(128,359)	(310)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,894,325)	2,350,101	87,868	8,847,364	57,588	—
NET ASSETS AT DECEMBER 31, 2015	187,475,679	2,350,101	156,900	10,588,129	1,801,323	—
Changes From Operations:
• Net investment income (loss)	4,134,960	(25,618)	3,275	8,747	(15,514)	(3)
• Net realized gain (loss) on investments	2,749,302	139,508	6,863	310,416	299,846	73
• Net change in unrealized appreciation or depreciation on investments	10,827,723	78,962	(5,819)	(61,062)	(332,465)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,711,985	192,852	4,319	258,101	(48,133)	70
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,994,888	2,211	36,657	4,613,537	70	1
• Contract withdrawals and transfers to annuity reserves	(19,495,299)	(108,465)	(10,999)	(712,351)	(138,006)	(71)
• Contract transfers	4,701,191	(232,004)	136,927	2,675,392	(34,034)	—
	(9,799,220)	(338,258)	162,585	6,576,578	(171,970)	(70)
Annuity Reserves:
• Annuity Payments	(16,955)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,684	—	—	—	—	—
	(15,271)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,814,491)	(338,258)	162,585	6,576,578	(171,970)	(70)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,897,494	(145,406)	166,904	6,834,679	(220,103)	—
NET ASSETS AT DECEMBER 31, 2016	$195,373,173	$2,204,695	$323,804	$17,422,808	$1,581,220	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Global Fund/VA Service Shares Subaccount	Oppenheimer International Growth Fund/VA Non-Service Shares Subaccount	Oppenheimer International Growth Fund/VA Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Service Shares Subaccount	PIMCO VIT All Asset All Authority Portfolio Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$37,598,861	$8,514,677	$527,486	$1,204,995	$—	$868,036	$744,225
Changes From Operations:
• Net investment income (loss)	(320,948)	6,433	4,125	(15,007)	223	(15,579)	15,692
• Net realized gain (loss) on investments	2,572,801	975,874	40,596	122,202	5,364	367,578	(45,304)
• Net change in unrealized appreciation or depreciation on investments	(5,407,376)	(722,986)	(30,413)	(229,269)	(8,927)	(677,157)	(111,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,155,523)	259,321	14,308	(122,074)	(3,340)	(325,158)	(140,886)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	152,389	58,663	27,204	3,939,835	36,176	3,476,394	422,295
• Contract withdrawals and transfers to annuity reserves	(4,232,871)	(508,268)	(14,010)	(99,210)	—	(110,841)	(29,968)
• Contract transfers	(1,214,626)	(338,571)	—	1,006,107	3,412	588,405	(104,608)
	(5,295,108)	(788,176)	13,194	4,846,732	39,588	3,953,958	287,719
Annuity Reserves:
• Annuity Payments	(8,411)	—	—	(873)	—	(865)	—
• Receipt (reimbursement) of mortality guarantee adjustments	119	—	—	(36)	—	(42)	—
	(8,292)	—	—	(909)	—	(907)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,303,400)	(788,176)	13,194	4,845,823	39,588	3,953,051	287,719
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,458,923)	(528,855)	27,502	4,723,749	36,248	3,627,893	146,833
NET ASSETS AT DECEMBER 31, 2015	29,139,938	7,985,822	554,988	5,928,744	36,248	4,495,929	891,058
Changes From Operations:
• Net investment income (loss)	(297,340)	(14,866)	3,784	(23,026)	134	(58,483)	25,408
• Net realized gain (loss) on investments	2,876,713	586,777	8,097	19,327	3,565	172,445	(14,126)
• Net change in unrealized appreciation or depreciation on investments	1,140,597	(620,710)	(27,283)	(284,418)	16,385	957,242	134,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,719,970	(48,799)	(15,402)	(288,117)	20,084	1,071,204	145,670
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	206,356	17,651	37,916	2,383,357	360,809	1,969,107	268,321
• Contract withdrawals and transfers to annuity reserves	(3,353,524)	(552,738)	(36,790)	(372,961)	(782)	(172,585)	(94,081)
• Contract transfers	(1,509,862)	361,683	(7,893)	862,136	64,471	690,279	501,889
	(4,657,030)	(173,404)	(6,767)	2,872,532	424,498	2,486,801	676,129
Annuity Reserves:
• Annuity Payments	(4,733)	—	—	(1,952)	—	(1,991)	—
• Receipt (reimbursement) of mortality guarantee adjustments	143	—	—	80	—	84	—
	(4,590)	—	—	(1,872)	—	(1,907)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,661,620)	(173,404)	(6,767)	2,870,660	424,498	2,484,894	676,129
TOTAL INCREASE (DECREASE) IN NET ASSETS	(941,650)	(222,203)	(22,169)	2,582,543	444,582	3,556,098	821,799
NET ASSETS AT DECEMBER 31, 2016	$28,198,288	$7,763,619	$532,819	$8,511,287	$480,830	$8,052,027	$1,712,857

See accompanying notes.

	PIMCO VIT All Asset All Authority Portfolio Institutional Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class Subaccount	PIMCO VIT Unconstrained Bond Portfolio Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$96,766	$11,263,973	$4,126	$833,472	$—	$558,170
Changes From Operations:
• Net investment income (loss)	3,647	304,751	156	40,699	159	57,369
• Net realized gain (loss) on investments	(423)	(1,640,007)	(5)	(17,369)	34	(9,661)
• Net change in unrealized appreciation or depreciation on investments	(17,522)	(2,058,808)	(4,165)	(79,632)	(514)	(121,131)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,298)	(3,394,064)	(4,014)	(56,302)	(321)	(73,423)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	131,715	2,340,555	27,231	672,366	6,907	1,808,982
• Contract withdrawals and transfers to annuity reserves	(546)	(879,640)	—	(21,929)	—	(37,016)
• Contract transfers	(18,158)	401,874	1,100	5,142	(39)	400,224
	113,011	1,862,789	28,331	655,579	6,868	2,172,190
Annuity Reserves:
• Annuity Payments	—	(3,569)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(4)	—	—	—	—
	—	(3,573)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	113,011	1,859,216	28,331	655,579	6,868	2,172,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	98,713	(1,534,848)	24,317	599,277	6,547	2,098,767
NET ASSETS AT DECEMBER 31, 2015	195,479	9,729,125	28,443	1,432,749	6,547	2,656,937
Changes From Operations:
• Net investment income (loss)	3,944	(51,167)	258	83,744	493	11,755
• Net realized gain (loss) on investments	(7,429)	(1,494,074)	(152)	(19,903)	(6)	(20,593)
• Net change in unrealized appreciation or depreciation on investments	21,928	2,968,087	4,013	104,369	401	124,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,443	1,422,846	4,119	168,210	888	115,660
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,415,785	—	998,094	2,966	934,996
• Contract withdrawals and transfers to annuity reserves	(896)	(1,043,347)	(1,927)	(245,566)	(33)	(310,945)
• Contract transfers	(114,811)	1,380,568	(298)	597,521	13,197	125,437
	(115,707)	1,753,006	(2,225)	1,350,049	16,130	749,488
Annuity Reserves:
• Annuity Payments	—	(5,806)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,703	—	—	—	—
	—	(4,103)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(115,707)	1,748,903	(2,225)	1,350,049	16,130	749,488
TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,264)	3,171,749	1,894	1,518,259	17,018	865,148
NET ASSETS AT DECEMBER 31, 2016	$98,215	$12,900,874	$30,337	$2,951,008	$23,565	$3,522,085

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	PIMCO VIT Unconstrained Bond Portfolio Institutional Class Subaccount	Putnam VT Absolute Return 500 Fund Class IA Subaccount	Putnam VT Absolute Return 500 Fund Class IB Subaccount	Putnam VT Global Health Care Fund Class IA Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Putnam VT Income Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$818,364	$—	$6,660,175	$1,738,887	$—
Changes From Operations:
• Net investment income (loss)	577	(10)	(18,449)	(22)	(115,550)	3,931	(8,252)
• Net realized gain (loss) on investments	(56)	—	20,481	5	1,076,861	88,479	(5,447)
• Net change in unrealized appreciation or depreciation on investments	(507)	(9)	(48,023)	466	(648,366)	(233,498)	(29,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14	(19)	(45,991)	449	312,945	(141,088)	(43,272)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	93,934	—	930,845	19,304	2,768,130	5,279	2,235,443
• Contract withdrawals and transfers to annuity reserves	—	—	(29,353)	—	(910,460)	(259,066)	(31,794)
• Contract transfers	(71,853)	9,663	728,700	(190)	930,352	(114,866)	(108,716)
	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)	2,094,933
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)	2,094,933
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,095	9,644	1,584,201	19,563	3,100,967	(509,741)	2,051,661
NET ASSETS AT DECEMBER 31, 2015	22,095	9,644	2,402,565	19,563	9,761,142	1,229,146	2,051,661
Changes From Operations:
• Net investment income (loss)	354	352	50,141	(94)	(121,458)	1,177	79,318
• Net realized gain (loss) on investments	(53)	(472)	(27,333)	1,341	474,518	61,935	(9,173)
• Net change in unrealized appreciation or depreciation on investments	809	9	(36,883)	(4,513)	(1,596,605)	83,254	(53,064)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,110	(111)	(14,075)	(3,266)	(1,243,545)	146,366	17,081
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	361,974	9,612	1,467,023	2,768	1,213,529
• Contract withdrawals and transfers to annuity reserves	—	(30)	(92,533)	(8,605)	(581,350)	(143,202)	(148,260)
• Contract transfers	10,120	(9,503)	(480,014)	1,907	(1,236,554)	(14,258)	900,422
	10,120	(9,533)	(210,573)	2,914	(350,881)	(154,692)	1,965,691
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,120	(9,533)	(210,573)	2,914	(350,881)	(154,692)	1,965,691
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,230	(9,644)	(224,648)	(352)	(1,594,426)	(8,326)	1,982,772
NET ASSETS AT DECEMBER 31, 2016	$33,325	$—	$2,177,917	$19,211	$8,166,716	$1,220,820	$4,034,433

See accompanying notes.

	SIPT VP Market Growth Strategy Fund Class III Subaccount	SIPT VP Market Plus Strategy Fund Class III Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 4 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$259,802	$1,107,606	$20,057	$707,406	$965,253	$467,006,812
Changes From Operations:
• Net investment income (loss)	1,548	(3,312)	611	20,557	108,195	27,267,929
• Net realized gain (loss) on investments	(20,289)	34,661	628	23,557	(32,318)	(1,671,323)
• Net change in unrealized appreciation or depreciation on investments	(59,093)	(119,742)	(2,516)	(197,783)	(136,490)	(51,316,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,834)	(88,393)	(1,277)	(153,669)	(60,613)	(25,720,268)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	767,972	415,670	—	863,274	705,301	9,417,700
• Contract withdrawals and transfers to annuity reserves	(34,122)	(9,902)	—	(110,502)	(33,053)	(50,681,420)
• Contract transfers	(117,900)	19,026	466	275,904	(21,848)	(3,845,768)
	615,950	424,794	466	1,028,676	650,400	(45,109,488)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(7,258)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	874
	—	—	—	—	—	(6,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	615,950	424,794	466	1,028,676	650,400	(45,115,872)
TOTAL INCREASE (DECREASE) IN NET ASSETS	538,116	336,401	(811)	875,007	589,787	(70,836,140)
NET ASSETS AT DECEMBER 31, 2015	797,918	1,444,007	19,246	1,582,413	1,555,040	396,170,672
Changes From Operations:
• Net investment income (loss)	20,437	13,735	347	9,021	(6,306)	(5,790,335)
• Net realized gain (loss) on investments	18,277	53,897	177	(33,081)	(19,172)	(8,914,831)
• Net change in unrealized appreciation or depreciation on investments	18,604	41,181	903	198,220	63,028	18,233,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,318	108,813	1,427	174,160	37,550	3,528,407
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	982,186	237,693	—	586,717	57,146	4,415,084
• Contract withdrawals and transfers to annuity reserves	(49,939)	(84,758)	—	(85,957)	(46,303)	(38,294,278)
• Contract transfers	(27,532)	81,132	116	325,879	(64,106)	(11,085,318)
	904,715	234,067	116	826,639	(53,263)	(44,964,512)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(6,560)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	137
	—	—	—	—	—	(6,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	904,715	234,067	116	826,639	(53,263)	(44,970,935)
TOTAL INCREASE (DECREASE) IN NET ASSETS	962,033	342,880	1,543	1,000,799	(15,713)	(41,442,528)
NET ASSETS AT DECEMBER 31, 2016	$1,759,951	$1,786,887	$20,789	$2,583,212	$1,539,327	$354,728,144

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Global Bond VIP Fund Class 4 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Transparent Value Directional Allocation VI Portfolio Class I Subaccount	Transparent Value Directional Allocation VI Portfolio Class II Subaccount	UIF Global Infrastructure Portfolio Class I Subaccount	UIF Global Infrastructure Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,945,389	$39,440,270	$34,995	$11,078,510	$49,489	$1,606,202
Changes From Operations:
• Net investment income (loss)	474,945	336,603	(139)	(129,023)	683	13,218
• Net realized gain (loss) on investments	(67,506)	983,463	(45)	(166,474)	5,129	104,993
• Net change in unrealized appreciation or depreciation on investments	(971,872)	(4,060,553)	(831)	46,086	(13,169)	(654,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(564,433)	(2,740,487)	(1,015)	(249,411)	(7,357)	(535,805)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,180,065	229,797	—	4,115,866	2,349	2,083,290
• Contract withdrawals and transfers to annuity reserves	(409,063)	(5,479,202)	—	(599,749)	—	(71,373)
• Contract transfers	1,722,644	(512,897)	(767)	(6,606,493)	105	129,595
	9,493,646	(5,762,302)	(767)	(3,090,376)	2,454	2,141,512
Annuity Reserves:
• Annuity Payments	—	(9,066)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(13,856)	—	—	—	—
	—	(22,922)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,493,646	(5,785,224)	(767)	(3,090,376)	2,454	2,141,512
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,929,213	(8,525,711)	(1,782)	(3,339,787)	(4,903)	1,605,707
NET ASSETS AT DECEMBER 31, 2015	12,874,602	30,914,559	33,213	7,738,723	44,586	3,211,909
Changes From Operations:
• Net investment income (loss)	(180,805)	104,856	(39)	(37,079)	1,033	42,989
• Net realized gain (loss) on investments	(278,801)	1,072,822	(876)	63,593	2,411	215,365
• Net change in unrealized appreciation or depreciation on investments	855,479	972,861	1,667	213,127	3,244	235,982
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	395,873	2,150,539	752	239,641	6,688	494,336
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,332,324	245,458	—	18,635	18,239	955,125
• Contract withdrawals and transfers to annuity reserves	(1,053,766)	(3,290,117)	—	(48,645)	(5,439)	(274,428)
• Contract transfers	1,405,034	(421,070)	(33,965)	(7,948,354)	11,408	1,529,842
	4,683,592	(3,465,729)	(33,965)	(7,978,364)	24,208	2,210,539
Annuity Reserves:
• Annuity Payments	—	(11,944)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	13	—	—	—	—
	—	(11,931)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,683,592	(3,477,660)	(33,965)	(7,978,364)	24,208	2,210,539
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,079,465	(1,327,121)	(33,213)	(7,738,723)	30,896	2,704,875
NET ASSETS AT DECEMBER 31, 2016	$17,954,067	$29,587,438	$—	$—	$75,482	$5,916,784

See accompanying notes.

	VanEck VIP Global Hard Assets Fund Class S Shares Subaccount	VanEck VIP Global Hard Assets Fund Initial Class Shares Subaccount	Virtus Equity Trend Series Class A Subaccount	Virtus Equity Trend Series Class I Subaccount	Virtus Multi-Sector Fixed Income Series Class A Subaccount	Virtus Multi-Sector Fixed Income Series Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$616,806	$191,019	$2,631,015	$142,489	$1,341,749	$—
Changes From Operations:
• Net investment income (loss)	(11,880)	(1,180)	(46,288)	(191)	177,520	399
• Net realized gain (loss) on investments	(130,096)	(30,848)	(228,707)	(15,949)	(31,230)	55
• Net change in unrealized appreciation or depreciation on investments	(349,726)	(90,460)	(161,455)	12,319	(348,882)	(526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(491,702)	(122,488)	(436,450)	(3,821)	(202,592)	(72)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	960,196	195,441	994,638	—	4,233,513	175,114
• Contract withdrawals and transfers to annuity reserves	(53,937)	(9,731)	(71,419)	(322)	(201,369)	—
• Contract transfers	209,868	(27,932)	243,406	(138,346)	1,139,291	(162,853)
	1,116,127	157,778	1,166,625	(138,668)	5,171,435	12,261
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,116,127	157,778	1,166,625	(138,668)	5,171,435	12,261
TOTAL INCREASE (DECREASE) IN NET ASSETS	624,425	35,290	730,175	(142,489)	4,968,843	12,189
NET ASSETS AT DECEMBER 31, 2015	1,241,231	226,309	3,361,190	—	6,310,592	12,189
Changes From Operations:
• Net investment income (loss)	(17,526)	(14)	(19,383)	—	300,237	568
• Net realized gain (loss) on investments	(22,153)	(5,125)	(397,007)	—	(17,945)	(11)
• Net change in unrealized appreciation or depreciation on investments	726,933	99,580	261,711	—	265,663	547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	687,254	94,441	(154,679)	—	547,955	1,104
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	499,207	90	36,132	—	2,894,617	—
• Contract withdrawals and transfers to annuity reserves	(147,607)	(21,748)	(42,768)	—	(760,875)	—
• Contract transfers	755,902	—	(2,011,349)	—	1,388,265	—
	1,107,502	(21,658)	(2,017,985)	—	3,522,007	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,107,502	(21,658)	(2,017,985)	—	3,522,007	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,794,756	72,783	(2,172,664)	—	4,069,962	1,104
NET ASSETS AT DECEMBER 31, 2016	$3,035,987	$299,092	$1,188,526	$—	$10,380,554	$13,293

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance A Class	• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Fusion
• Lincoln Investment Solutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred nine available mutual funds (the Funds) of thirty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A**

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class A**

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class A**

AB VPS International Value Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class B

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Portfolio Class I

Alps|Alerian Energy Infrastructure Portfolio Class III

Alps|Red Rocks Listed Private Equity Portfolio Class I

Alps|Red Rocks Listed Private Equity Portfolio Class III

Alps|Stadion Tactical Defensive Portfolio Class I

Alps|Stadion Tactical Defensive Portfolio Class III

Alps|Stadion Tactical Growth Portfolio Class I**

Alps|Stadion Tactical Growth Portfolio Class III

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I**

American Century VP Balanced Fund Class II

American Century VP Inflation Protection Fund Class I**

American Century VP Inflation Protection Fund Class II

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Fund Class 1

American Funds Asset Allocation Fund Class 4

American Funds Blue Chip Income and Growth Fund Class 1

American Funds Blue Chip Income and Growth Fund Class 4

American Funds Bond Fund Class 1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Capital Income Builder Fund Class 1

American Funds Capital Income Builder Fund Class 4

American Funds Global Balanced Fund Class 1

American Funds Global Bond Fund Class 1

American Funds Global Growth Fund Class 1

American Funds Global Growth Fund Class 2

American Funds Global Growth Fund Class 4

American Funds Global Growth and Income Fund Class 1

American Funds Global Small Capitalization Fund Class 1

American Funds Global Small Capitalization Fund Class 2

American Funds Global Small Capitalization Fund Class 4

American Funds Growth Fund Class 1

American Funds Growth Fund Class 2

American Funds Growth Fund Class 4

American Funds Growth-Income Fund Class 1

American Funds Growth-Income Fund Class 2

American Funds Growth-Income Fund Class 4

American Funds High-Income Bond Fund Class 1

American Funds International Fund Class 1

American Funds International Fund Class 2

American Funds International Fund Class 4

American Funds International Growth and Income Fund Class 1

American Funds Managed Risk Asset Allocation Fund Class P1

American Funds Managed Risk Asset Allocation Fund Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund Class P1

American Funds Managed Risk Growth Fund Class P1

American Funds Managed Risk Growth-Income Fund Class P1

American Funds Managed Risk International Fund Class P1

American Funds Mortgage Fund Class 1

American Funds Mortgage Fund Class 4

American Funds New World Fund Class 1

American Funds New World Fund Class 4

American Funds U.S. Government/AAA-Rated Securities Fund Class 1

American Funds U.S. Government/AAA-Rated Securities Fund Class 4**

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares Alternative Strategies V.I. Fund Class I

BlackRock iShares Alternative Strategies V.I. Fund Class III

Columbia Variable Portfolios (Columbia VP):

Columbia VP Commodity Strategy Fund Class 1**

Columbia VP Commodity Strategy Fund Class 2**

Columbia VP Emerging Markets Bond Fund Class 1**

Columbia VP Emerging Markets Bond Fund Class 2**

Columbia VP Strategic Income Fund Class 1**

Columbia VP Strategic Income Fund Class 2**

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP International Value Equity Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Standard Class**

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Alternative Asset Allocation VIP Portfolio Class B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Equity 500 Index VIP Portfolio Class B**

Deutsche Small Cap Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class B**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class

Eaton Vance VT Floating-Rate Income Fund ADV Class

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class**

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Initial Class**

Fidelity VIP Equity-Income Portfolio Service Class 2**

Fidelity VIP FundsManager 50% Portfolio Investor Class**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity VIP FundsManager 50% Portfolio Service Class 2**

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Growth Portfolio Service Class**

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Initial Class**

Fidelity VIP Overseas Portfolio Service Class**

Fidelity VIP Overseas Portfolio Service Class 2**

Fidelity VIP Strategic Income Portfolio Initial Class

Fidelity VIP Strategic Income Portfolio Service Class 2

First Trust Variable Insurance Trust:

First Trust Dorsey Wright Tactical Core Portfolio Class I

First Trust Dorsey Wright Tactical Core Portfolio Class II**

First Trust Multi Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class II

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Fund Class 1**

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 1

Franklin Income VIP Fund Class 2

Franklin Income VIP Fund Class 4

Franklin Mutual Shares VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 4

Franklin Rising Dividends VIP Fund Class 1

Franklin Rising Dividends VIP Fund Class 4

Franklin Small Cap Value VIP Fund Class 1

Franklin Small Cap Value VIP Fund Class 4

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 2**

Franklin Small-Mid Cap Growth VIP Fund Class 4

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 4

Templeton Global Bond VIP Fund Class 1

Templeton Global Bond VIP Fund Class 2

Templeton Global Bond VIP Fund Class 4

Templeton Growth VIP Fund Class 1**

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Fund Service Shares

Goldman Sachs VIT Government Money Market Fund Institutional Shares

Goldman Sachs VIT Government Money Market Fund Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares

Goldman Sachs VIT Strategic Income Fund Advisor Shares

Goldman Sachs VIT Strategic Income Fund Institutional Shares

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund Class IA

Hartford Capital Appreciation HLS Fund Class IC

Huntington VA Funds:

Catalyst Dividend Capture VA Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series I

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Comstock Fund Series I

Invesco V.I. Comstock Fund Series II

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Diversified Dividend Fund Series I

Invesco V.I. Diversified Dividend Fund Series II

Invesco V.I. Equally-Weighted S&P 500 Fund Series I

Invesco V.I. Equally-Weighted S&P 500 Fund Series II

Invesco V.I. Equity and Income Fund Series I

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. International Growth Fund Series I

Invesco V.I. International Growth Fund Series II

Ivy Variable Insurance Portfolios (Ivy VIP):

Ivy VIP Asset Strategy Portfolio

Ivy VIP Energy Portfolio

Ivy VIP High Income Portfolio

Ivy VIP Micro Cap Growth Portfolio

Ivy VIP Mid Cap Growth Portfolio

Ivy VIP Science and Technology Portfolio

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 1**

JPMorgan Insurance Trust Core Bond Portfolio Class 2**

JPMorgan Insurance Trust Global Allocation Portfolio Class 1**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 1**

JPMorgan Insurance Trust Income Builder Portfolio Class 2

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I

ClearBridge Variable Aggressive Growth Portfolio Class II

ClearBridge Variable Mid Cap Portfolio Class I

ClearBridge Variable Mid Cap Portfolio Class II

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Fund Standard Class

LVIP American Balanced Allocation Fund Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class**

LVIP American Century Select Mid Cap Managed Volatility Fund Service Class

LVIP American Global Balanced Allocation Managed Risk Fund Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund Service Class

LVIP American Global Growth Allocation Managed Risk Fund Standard Class

LVIP American Global Growth Allocation Managed Risk Fund Service Class

LVIP American Global Growth Fund Service Class II

LVIP American Global Small Capitalization Fund Service Class II

LVIP American Growth Allocation Fund Standard Class

LVIP American Growth Allocation Fund Service Class

LVIP American Growth Fund Service Class II

LVIP American Growth-Income Fund Service Class II

LVIP American Income Allocation Fund Standard Class

LVIP American International Fund Service Class II

LVIP American Preservation Fund Standard Class

LVIP American Preservation Fund Service Class

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock Multi-Asset Income Fund Standard Class

LVIP BlackRock Multi-Asset Income Fund Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class

LVIP Blended Core Equity Managed Volatility Fund Standard Class

LVIP Blended Core Equity Managed Volatility Fund Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Service Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class**

LVIP Delaware Foundation Conservative Allocation Fund Service Class**

LVIP Delaware Foundation Moderate Allocation Fund Standard Class**

LVIP Delaware Foundation Moderate Allocation Fund Service Class**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class**

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Service Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional International Core Equity Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class

LVIP Franklin Templeton Value Managed Volatility Fund Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund Service Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Goldman Sachs Income Builder Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Service Class

LVIP Government Money Market Fund Standard Class

LVIP Government Money Market Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class

LVIP Invesco Select Equity Managed Volatility Fund Standard Class

LVIP Invesco Select Equity Managed Volatility Fund Service Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan High Yield Fund Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Standard Class**

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Standard Class**

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS International Growth Fund Service Class

LVIP MFS International Equity Managed Volatility Fund Standard Class**

LVIP MFS International Equity Managed Volatility Fund Service Class

LVIP MFS Value Fund Standard Class

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Select Core Equity Managed Volatility Fund Standard Class

LVIP Select Core Equity Managed Volatility Fund Service Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Bond Index Fund Service Class

LVIP SSGA Conservative Index Allocation Fund Standard Class**

LVIP SSGA Conservative Index Allocation Fund Service Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class

LVIP SSGA Conservative Structured Allocation Fund Service Class

LVIP SSGA Developed International 150 Fund Standard Class

LVIP SSGA Developed International 150 Fund Service Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Index Fund Service Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA International Managed Volatility Fund Service Class

LVIP SSGA Large Cap 100 Fund Standard Class

LVIP SSGA Large Cap 100 Fund Service Class

LVIP SSGA Large Cap Managed Volatility Fund Standard Class

LVIP SSGA Large Cap Managed Volatility Fund Service Class

LVIP SSGA Mid-Cap Index Fund Standard Class**

LVIP SSGA Mid-Cap Index Fund Service Class**

LVIP SSGA Moderate Index Allocation Fund Standard Class**

LVIP SSGA Moderate Index Allocation Fund Service Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class

LVIP SSGA Moderate Structured Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA S&P 500 Index Fund Service Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Service Class

LVIP SSGA SMID Cap Managed Volatility Fund Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund Service Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Service Class

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Service Class

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett Developing Growth Portfolio Class VC

Lord Abbett Fundamental Equity Portfolio Class VC

Lord Abbett Short Duration Income Portfolio Class VC

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Growth Series Service Class

MFS VIT Total Return Series Initial Class

MFS VIT Total Return Series Service Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Service Class

MFS VIT II International Value Series Initial Class

MFS VIT II International Value Series Service Class

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Growth Portfolio Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Mid Cap Growth Portfolio I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Non-Service Shares

Oppenheimer International Growth Fund/VA Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Oppenheimer Main Street Small Cap Fund/VA Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Portfolio Advisor Class

PIMCO VIT All Asset All Authority Portfolio Institutional Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio Institutional Class

PIMCO VIT Unconstrained Bond Portfolio Advisor Class

PIMCO VIT Unconstrained Bond Portfolio Institutional Class

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

Putnam VT Absolute Return 500 Fund Class IB

Putnam VT George Putnam Balanced Fund Class IA**

Putnam VT George Putnam Balanced Fund Class IB**

Putnam VT Global Health Care Fund Class IA

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

Putnam VT Income Fund Class IA**

Putnam VT Income Fund Class IB

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Fund Class II**

SIPT VP Market Growth Strategy Fund Class III

SIPT VP Market Plus Strategy Fund Class II**

SIPT VP Market Plus Strategy Fund Class III

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Portfolio Class I

UIF Global Infrastructure Portfolio Class II

VanEck VIP Trust:

VanEck VIP Global Hard Assets Fund Class S Shares

VanEck VIP Global Hard Assets Fund Initial Class Shares

Virtus Variable Insurance Trust (Virtus):

Virtus Equity Trend Series Class A

Virtus Equity Trend Series Class I**

Virtus Multi-Sector Fixed Income Series Class A

Virtus Multi-Sector Fixed Income Series Class I

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

Alps|Red Rocks Listed Private Property Equity Portfolio Class I	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class I	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class III	LVIP Dimensional International Core Equity Fund Standard Class
BlackRock iShares Alternative Strategies V.I. Fund Class I	LVIP Dimensional International Core Equity Fund Service Class
BlackRock iShares Alternative Strategies V.I. Fund Class III	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Fidelity VIP Strategic Income Portfolio Initial Class	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
Fidelity VIP Strategic Income Portfolio Service Class 2	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
First Trust Dorsey Wright Tactical Core Portfolio Class I	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
JPMIT Global Allocation Portfolio Class 1	Putnam VT Global Health Care Fund Class IA
JPMIT Global Allocation Portfolio Class 2	Putnam VT Income Fund Class IA
JPMIT Income Builder Portfolio Class 1	Putnam VT Income Fund Class IB
JPMIT Income Builder Portfolio Class 2

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Large Cap Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class B
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP Managed Risk American Balanced Allocation Fund Standard Class	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Balanced Allocation Fund Service Class	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
LVIP Managed Risk American Growth Allocation Fund Standard Class	LVIP American Global Growth Allocation Managed Risk Fund Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Managed Risk American Growth Allocation Fund Service Class	LVIP American Global Growth Allocation Managed Risk Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Standard Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Standard Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Standard Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Standard Class	LVIP MFS International Growth Managed Volatility Fund Standard Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Standard Class	LVIP SSgA International Managed Volatility Fund Standard Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Large Cap RPM Fund Standard Class	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Standard Class	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Standard Class	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Virtus VIT Premium AlphaSector Series Class A	Virtus VIT Equity Trend Series Class A
Virtus VIT Premium AlphaSector Series Class I	Virtus VIT Equity Trend Series Class I

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund Class I	JPMorgan Insurance Trust Core Bond Portfolio Class 1
American Century VP Balanced Fund Class II	JPMorgan Insurance Trust Core Bond Portfolio Class 2
American Funds U.S. Government/AAA-Rated Securities Fund Class 4	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Commodity Strategy Fund Class 1	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Commodity Strategy Fund Class 2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Emerging Markets Bond Fund Class 1	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Emerging Markets Bond Fund Class 2	LVIP Managed Risk Profile 2010 Fund Standard Class
Columbia VP Strategic Income Fund Class 1	LVIP Managed Risk Profile 2020 Fund Standard Class
Columbia VP Strategic Income Fund Class 2	LVIP Managed Risk Profile 2030 Fund Standard Class
Fidelity VIP Contrafund Portfolio Service Class	LVIP Managed Risk Profile 2040 Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Investor Class	LVIP SSGA Mid-Cap Index Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Service Class 2	LVIP SSGA Mid-Cap Index Fund Service Class
Fidelity VIP Growth Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IA
Fidelity VIP Overseas Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IB
First Trust Dorsey Wright Tactical Core Portfolio Class II	Templeton Growth VIP Fund Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
Huntington VA Dividend Capture Fund	Catalyst Dividend Capture VA Fund
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
ClearBridge Variable Mid Cap Core Portfolio Class II	ClearBridge Variable Mid Cap Portfolio Class II
Goldman Sachs VIT Money Market Fund Institutional Class	Goldman Sachs VIT Government Money Market Fund Institutional Shares
Goldman Sachs VIT Money Market Fund Service Class	Goldman Sachs VIT Government Money Market Fund Service Shares
LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	LVIP Blended Core Equity Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	LVIP Blended Core Equity Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	LVIP Dimensional International Equity Managed Volatility Fund Service Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP Money Market Fund Service Class	LVIP Government Money Market Fund Service Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	LVIP Invesco Select Equity Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth Managed Volatility Fund Standard Class	LVIP MFS International Equity Managed Volatility Fund Standard Class
LVIP MFS International Growth Managed Volatility Fund Service Class	LVIP MFS International Equity Managed Volatility Fund Service Class
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	LVIP Select Core Equity Managed Volatility Fund Standard Class
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	LVIP Select Core Equity Managed Volatility Fund Service Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Bond Index Fund Service Class	LVIP SSGA Bond Index Fund Service Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Service Class	LVIP SSGA Conservative Index Allocation Fund Service Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Service Class	LVIP SSGA Conservative Structured Allocation Fund Service Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Developed International 150 Fund Service Class	LVIP SSGA Developed International 150 Fund Service Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Service Class	LVIP SSGA Emerging Markets 100 Fund Service Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA International Index Fund Service Class	LVIP SSGA International Index Fund Service Class
LVIP SSgA International Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP SSgA International Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Large Cap 100 Fund Service Class	LVIP SSGA Large Cap 100 Fund Service Class
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap Managed Volatility Fund Service Class	LVIP SSGA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Service Class	LVIP SSGA Moderate Index Allocation Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Service Class	LVIP SSGA S&P 500 Index Fund Service Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Service Class	LVIP SSGA Small-Cap Index Fund Service Class
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Service Class	LVIP SSGA Small-Mid Cap 200 Fund Service Class

During 2016, the Ivy Funds Variable Insurance Portfolios fund family changed their name to Ivy Variable Insurance Portfolios and the Van Eck VIP Trust fund family changed their name to VanEck VIP Trust.

Also during 2016, the following funds ceased to be available as investment options to Variable Account contract owners:

LVIP AQR Enhanced Global Strategies Fund Standard Class	Transparent Value Directional Allocation VI Portfolio Class I
LVIP AQR Enhanced Global Strategies Fund Service Class	Transparent Value Directional Allocation VI Portfolio Class II
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the thirty-one contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0082192% (1.30% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0078082% (1.00% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0026027% to .0045205% (.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $438,762,490 and $401,546,872, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2016 and 2015, sales charges amounted to $1,477,396 and $2,604,231, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		0.65%	3.15%	$4.77	$18.73	2,134,613	$24,562,976	-3.76%	-1.52%	0.00%
	2015		0.65%	2.95%	4.90	19.25	2,488,790	29,135,815	-0.34%	1.98%	0.00%
	2014		0.65%	2.95%	4.86	19.11	2,705,522	28,692,905	1.76%	4.13%	0.00%
	2013		0.65%	2.95%	4.72	18.57	3,028,771	30,284,841	19.36%	22.13%	0.02%
	2012		0.65%	2.95%	3.91	15.39	2,753,447	24,004,879	9.95%	12.51%	0.00%
AB VPS Growth and Income Portfolio Class B
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.11%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		0.65%	3.15%	9.81	16.81	11,502,329	150,854,074	13.84%	16.49%	1.33%
AB VPS International Value Portfolio Class B
	2016		1.55%	1.55%	7.53	7.53	326	2,454	-2.31%	-2.31%	0.74%
	2015		1.55%	1.90%	7.45	7.71	666	5,045	0.47%	0.82%	1.70%
	2014		1.55%	1.90%	7.41	7.64	678	5,099	-8.21%	-7.88%	3.17%
	2013		1.30%	1.30%	8.45	8.45	15	128	21.14%	21.14%	2.73%
	2012		0.65%	3.20%	6.05	10.98	28,812,602	197,847,060	10.60%	13.45%	1.39%
AB VPS Large Cap Growth Portfolio Class B
	2016		1.30%	2.80%	10.33	24.62	698,118	9,426,032	-0.47%	1.03%	0.00%
	2015		1.30%	2.80%	10.27	24.37	772,531	10,319,207	7.79%	9.42%	0.00%
	2014		1.30%	2.80%	9.44	22.27	848,639	10,433,388	10.70%	12.37%	0.00%
	2013		1.30%	2.80%	8.44	19.82	909,766	10,154,434	33.22%	35.23%	0.00%
	2012		1.30%	2.80%	6.27	14.65	1,054,995	8,789,778	13.10%	14.72%	0.03%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.40%	0.80%	12.30	12.30	31,088	382,005	24.59%	24.59%	0.71%
	2015		0.40%	0.40%	9.87	9.87	7,880	77,770	-5.86%	-5.86%	0.80%
	2014	7/24/14	0.40%	0.80%	10.46	10.48	5,516	57,825	1.02%	1.76%	0.31%
AB VPS Small/Mid Cap Value Portfolio Class B
	2016		0.30%	3.20%	12.25	41.47	6,394,531	191,725,194	20.86%	24.42%	0.32%
	2015		0.30%	3.20%	14.11	33.70	6,850,862	167,462,421	-8.67%	-6.26%	0.51%
	2014		0.60%	3.20%	15.45	36.24	7,291,406	194,269,675	5.51%	8.24%	0.46%
	2013		0.65%	3.20%	14.64	33.83	8,139,879	205,119,410	33.30%	36.74%	0.44%
	2012		0.65%	3.20%	11.00	25.04	7,832,184	143,146,719	14.80%	17.70%	0.29%
Alps|Alerian Energy Infrastructure Portfolio Class I
	2016		0.40%	0.80%	8.95	9.04	26,684	241,029	40.26%	40.83%	2.24%
	2015		0.40%	0.80%	6.42	6.42	28,281	181,504	-37.96%	-37.96%	0.85%
	2014	7/24/14	0.40%	0.40%	10.35	10.35	11,325	117,205	-6.09%	-6.09%	0.92%
Alps|Alerian Energy Infrastructure Portfolio Class III
	2016		0.30%	1.65%	8.65	8.97	624,350	5,468,502	38.49%	40.37%	2.41%
	2015		0.30%	1.65%	6.25	6.39	379,465	2,388,413	-38.94%	-38.11%	0.93%
	2014	7/2/14	0.30%	1.65%	10.23	10.32	187,200	1,921,367	-6.49%	-0.84%	0.21%
Alps|Red Rocks Listed Private Equity Portfolio Class I
	2016	3/7/16	0.40%	0.80%	9.89	9.96	2,705	26,876	7.06%	12.99%	3.90%
Alps|Red Rocks Listed Private Equity Portfolio Class III
	2016		0.30%	1.65%	9.72	9.94	556,329	5,435,000	6.21%	7.65%	0.82%
	2015	5/26/15	0.30%	1.65%	9.15	9.23	373,631	3,424,521	-10.07%	-8.81%	0.16%
Alps|Stadion Tactical Defensive Portfolio Class I
	2016		0.40%	0.80%	10.59	10.59	5,276	55,445	11.01%	11.01%	0.00%
	2015		0.40%	0.40%	9.54	9.54	870	8,312	-9.71%	-9.71%	0.20%
	2014	12/26/14	0.40%	0.40%	10.57	10.57	7,749	81,904	-1.30%	-1.30%	0.00%
Alps|Stadion Tactical Defensive Portfolio Class III
	2016		0.30%	1.65%	10.16	10.33	439,298	4,509,989	9.00%	9.60%	0.00%
	2015		1.10%	1.65%	9.32	9.43	566,375	5,324,167	-10.83%	-10.34%	0.12%
	2014	7/17/14	1.10%	1.65%	10.46	10.51	72,836	764,872	-0.67%	2.46%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Alps|Stadion Tactical Growth Portfolio Class III
	2016		0.30%	1.65%	$10.10	$10.33	390,479	$3,972,301	7.43%	8.89%	0.33%
	2015	5/27/15	0.30%	1.65%	9.41	9.49	145,628	1,373,696	-6.37%	-2.92%	0.00%
American Century VP Balanced Fund Class II
	2016	5/25/16	0.30%	3.05%	10.29	10.48	1,761,279	18,291,592	-1.16%	6.73%	0.79%
American Century VP Inflation Protection Fund Class II
	2016	1/22/16	2.15%	2.15%	11.92	11.92	2,283	27,225	-2.86%	-2.86%	1.66%
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.34%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2012		0.65%	3.15%	11.15	14.52	34,203,692	473,044,643	4.06%	6.69%	2.41%
American Funds Asset Allocation Fund Class 1
	2016		0.40%	1.95%	11.49	15.84	944,992	13,813,111	7.57%	9.25%	3.09%
	2015		0.40%	1.95%	10.52	14.53	284,659	3,379,682	-0.32%	1.24%	2.84%
	2014		0.40%	1.95%	13.69	14.22	81,493	1,083,366	3.62%	4.72%	1.91%
	2013	5/28/13	0.90%	1.95%	13.21	13.58	44,228	597,313	8.28%	8.96%	1.64%
American Funds Asset Allocation Fund Class 4
	2016		0.30%	1.65%	10.98	11.38	7,898,429	87,672,209	7.38%	8.84%	1.58%
	2015		0.30%	1.65%	10.22	10.45	4,522,223	46,560,007	-0.51%	0.84%	3.01%
	2014	7/11/14	0.30%	1.65%	10.28	10.37	488,562	5,036,627	0.73%	2.37%	2.97%
American Funds Blue Chip Income and Growth Fund Class 1
	2016		0.40%	1.90%	12.63	18.66	215,617	3,345,018	16.82%	18.58%	2.32%
	2015		0.40%	1.90%	10.65	15.77	183,536	2,465,234	-4.55%	-3.11%	2.26%
	2014		0.40%	1.90%	15.55	16.30	168,673	2,328,817	13.51%	15.00%	4.84%
	2013		0.60%	1.90%	13.70	14.18	69,801	971,653	30.75%	32.46%	2.55%
	2012	3/1/12	0.60%	1.90%	10.48	10.70	51,725	545,963	1.54%	8.47%	2.91%
American Funds Blue Chip Income and Growth Fund Class 4
	2016		0.30%	1.65%	12.07	12.51	1,606,020	19,617,556	16.56%	18.14%	2.14%
	2015		0.30%	1.65%	10.36	10.59	952,751	9,935,928	-4.79%	-3.50%	2.57%
	2014	6/27/14	0.30%	1.65%	10.88	10.97	270,432	2,949,193	-0.94%	7.83%	6.32%
American Funds Bond Fund Class 1
	2016		0.60%	1.90%	10.57	11.37	323,939	3,654,693	1.33%	2.65%	2.06%
	2015		0.60%	1.90%	10.43	11.08	219,347	2,408,720	-1.44%	-0.16%	2.03%
	2014		0.60%	1.90%	10.59	11.10	184,166	2,028,548	3.60%	4.95%	2.53%
	2013		0.60%	1.90%	10.27	10.57	78,093	818,840	-3.54%	-2.47%	4.51%
	2012	5/31/12	0.60%	1.70%	10.65	10.84	9,154	97,818	0.67%	2.23%	3.29%
American Funds Capital Income Builder Fund Class 1
	2016		0.40%	1.70%	9.81	10.15	90,463	916,505	2.41%	3.75%	3.55%
	2015		0.40%	1.70%	9.75	9.78	36,108	352,892	-1.82%	-1.62%	3.01%
	2014	8/13/14	0.40%	0.60%	9.93	9.95	11,785	117,203	-0.92%	-0.63%	1.21%
American Funds Capital Income Builder Fund Class 4
	2016		0.30%	1.65%	9.70	10.05	2,709,830	26,593,272	2.09%	3.47%	2.92%
	2015		0.30%	1.65%	9.50	9.71	1,345,855	12,866,136	-3.40%	-2.09%	2.72%
	2014	7/11/14	0.30%	1.65%	9.83	9.92	331,104	3,264,170	-2.81%	2.10%	1.46%
American Funds Global Balanced Fund Class 1
	2016		0.60%	0.65%	12.53	12.56	44,349	555,860	4.05%	4.11%	2.23%
	2015		0.60%	1.70%	11.47	12.07	26,192	314,361	-2.36%	-1.28%	1.25%
	2014		0.60%	1.70%	11.75	12.22	28,351	344,386	0.15%	1.26%	1.55%
	2013		0.60%	1.70%	12.06	12.07	19,898	236,081	11.84%	11.89%	3.54%
	2012	5/31/12	0.60%	0.65%	10.78	10.79	2,753	29,698	10.94%	12.34%	2.52%
American Funds Global Bond Fund Class 1
	2016		0.60%	2.15%	9.39	10.25	219,952	2,222,585	0.73%	2.31%	0.82%
	2015		0.60%	2.15%	9.32	10.02	180,752	1,783,495	-5.79%	-4.32%	0.09%
	2014		0.60%	2.15%	9.90	10.47	159,471	1,649,036	-0.45%	1.10%	1.84%
	2013		0.60%	2.15%	10.06	10.35	107,161	1,097,950	-4.05%	-2.99%	0.00%
	2012	3/26/12	0.60%	1.70%	10.48	10.67	27,264	289,169	-0.10%	3.57%	4.08%
American Funds Global Discovery Fund Class 1
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012	7/18/12	0.65%	0.65%	10.54	10.54	2,542	26,800	8.58%	8.58%	1.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund Class 1
	2016		0.40%	1.90%	$11.00	$22.26	120,828	$2,168,663	-1.03%	0.47%	1.14%
	2015		0.40%	1.90%	11.00	22.20	103,598	1,966,526	5.22%	6.81%	1.54%
	2014		0.40%	1.90%	16.32	20.76	53,456	929,867	0.84%	1.85%	1.74%
	2013		0.65%	1.65%	20.38	20.38	9,962	180,670	28.67%	28.67%	2.64%
	2012	12/17/12	0.65%	0.65%	15.84	15.84	477	7,558	0.77%	0.77%	0.61%
American Funds Global Growth Fund Class 2
	2016		0.65%	3.15%	13.55	23.71	13,247,007	273,063,601	-2.50%	-0.03%	0.83%
	2015		0.65%	3.15%	13.90	23.87	14,297,446	299,327,181	3.62%	6.24%	1.01%
	2014		0.65%	3.15%	13.41	22.62	15,062,955	300,070,833	-0.86%	1.65%	1.13%
	2013		0.65%	3.15%	13.53	22.40	16,531,915	328,814,702	25.17%	28.34%	1.22%
	2012		0.65%	3.15%	10.81	17.56	18,726,406	294,366,132	18.76%	21.77%	0.88%
American Funds Global Growth Fund Class 4
	2016		0.30%	1.65%	10.62	11.00	1,566,169	16,824,684	-1.27%	0.07%	0.69%
	2015		0.30%	1.65%	10.75	11.00	1,199,771	12,998,542	4.94%	6.37%	1.81%
	2014	7/7/14	0.30%	1.65%	10.25	10.34	166,172	1,707,623	-2.09%	6.92%	1.88%
American Funds Global Growth and Income Fund Class 1
	2016		0.60%	1.90%	13.50	14.53	102,601	1,471,459	5.59%	6.97%	2.57%
	2015		0.60%	1.90%	12.79	13.58	61,907	828,333	-3.00%	-1.73%	2.46%
	2014		0.60%	1.90%	13.18	13.82	39,804	541,529	4.00%	5.36%	4.40%
	2013	5/31/13	0.60%	1.90%	12.68	13.12	13,187	169,168	3.15%	11.86%	7.06%
American Funds Global Small Capitalization Fund Class 1
	2016		0.40%	1.90%	10.26	20.57	72,209	1,145,718	0.42%	1.94%	0.61%
	2015		0.40%	1.90%	10.18	20.22	43,539	713,056	-1.39%	0.10%	0.00%
	2014		0.40%	1.90%	12.12	20.24	38,850	647,274	0.43%	1.74%	0.56%
	2013	3/18/13	0.60%	1.90%	12.07	19.90	9,572	171,321	3.23%	18.71%	0.36%
American Funds Global Small Capitalization Fund Class 2
	2016		0.60%	3.15%	10.95	33.61	21,300,578	378,822,041	-1.07%	1.49%	0.22%
	2015		0.60%	3.15%	11.07	33.54	22,851,469	407,238,808	-2.84%	-0.38%	0.00%
	2014		0.65%	3.15%	11.39	34.07	24,595,417	444,106,901	-1.04%	1.46%	0.12%
	2013		0.65%	3.15%	11.51	33.99	25,652,712	468,775,881	24.30%	27.45%	0.86%
	2012		0.65%	3.15%	9.26	26.99	28,256,850	412,911,878	14.52%	17.41%	1.34%
American Funds Global Small Capitalization Fund Class 4
	2016		0.30%	1.65%	9.91	10.26	505,637	5,070,326	0.18%	1.54%	0.10%
	2015		0.30%	1.65%	9.89	9.98	449,566	4,478,298	-1.66%	-1.11%	0.00%
	2014	7/10/14	1.10%	1.65%	10.05	10.09	109,654	1,105,353	-3.11%	0.33%	0.15%
American Funds Growth Fund Class 1
	2016		0.40%	2.15%	12.47	27.00	385,511	8,098,393	7.43%	9.32%	1.04%
	2015		0.40%	2.15%	11.53	24.75	295,072	5,907,860	4.84%	6.69%	0.88%
	2014		0.40%	2.15%	15.57	23.24	265,323	5,209,877	6.47%	8.14%	1.77%
	2013		0.60%	2.15%	20.43	21.43	95,918	1,854,888	28.24%	29.59%	2.17%
	2012	7/18/12	0.65%	1.70%	15.93	16.54	11,356	181,628	6.66%	8.59%	0.86%
American Funds Growth Fund Class 2
	2016		0.60%	3.20%	15.70	31.38	59,105,003	1,372,744,558	6.04%	8.83%	0.70%
	2015		0.60%	3.20%	14.74	29.19	66,210,229	1,430,702,928	3.49%	6.22%	0.58%
	2014		0.60%	3.20%	14.09	27.83	77,008,391	1,582,205,164	5.09%	7.86%	0.76%
	2013		0.60%	3.20%	13.22	26.12	88,916,417	1,713,280,045	26.01%	29.26%	0.91%
	2012		0.65%	3.20%	10.35	20.46	104,648,159	1,577,540,044	14.24%	17.13%	0.76%
American Funds Growth Fund Class 4
	2016		0.30%	1.65%	12.03	12.47	4,279,096	52,085,976	7.43%	8.89%	0.62%
	2015		0.30%	1.65%	11.20	11.45	2,619,327	29,556,538	4.84%	6.26%	1.19%
	2014	7/11/14	0.30%	1.65%	10.68	10.78	689,230	7,385,095	1.48%	8.58%	1.88%
American Funds Growth-Income Fund Class 1
	2016		0.40%	1.90%	12.12	25.89	192,831	4,355,827	9.70%	11.36%	1.80%
	2015		0.40%	1.90%	10.88	23.30	144,584	2,966,116	-0.20%	1.31%	1.56%
	2014		0.40%	1.90%	16.68	23.04	136,191	2,917,443	8.82%	10.24%	1.91%
	2013		0.60%	1.90%	20.84	20.84	42,509	857,590	32.95%	32.95%	4.20%
	2012	12/17/12	0.65%	0.65%	15.68	15.68	480	7,525	0.14%	0.14%	0.87%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2016		0.60%	3.20%	$15.13	$27.51	88,817,914	$1,856,720,868	8.01%	10.86%	1.33%
	2015		0.60%	3.20%	13.95	25.13	97,917,131	1,864,034,886	-1.74%	0.85%	1.27%
	2014		0.60%	3.20%	14.13	25.23	108,518,744	2,071,195,590	7.15%	9.98%	1.25%
	2013		0.60%	3.20%	13.13	23.23	123,574,320	2,169,089,785	29.30%	32.71%	1.32%
	2012		0.60%	3.20%	10.11	17.73	141,043,265	1,889,206,205	13.84%	16.78%	1.59%
American Funds Growth-Income Fund Class 4
	2016		0.30%	1.65%	11.57	11.99	2,971,117	34,742,603	9.44%	10.92%	1.38%
	2015		0.30%	1.65%	10.57	10.81	1,933,530	20,582,982	-0.45%	0.91%	2.25%
	2014	7/11/14	0.30%	1.65%	10.62	10.71	429,293	4,572,408	1.70%	7.62%	2.87%
American Funds High-Income Bond Fund Class 1
	2016		0.60%	1.90%	11.69	12.58	105,363	1,306,921	15.61%	17.13%	6.43%
	2015		0.60%	1.90%	10.11	10.74	84,527	894,088	-8.70%	-7.50%	6.45%
	2014		0.60%	1.90%	11.07	11.61	67,751	777,749	-1.09%	0.20%	7.05%
	2013		0.60%	1.90%	11.19	11.58	30,666	350,547	4.88%	6.26%	9.56%
	2012	3/26/12	0.60%	1.90%	10.67	10.90	15,785	170,366	0.25%	7.13%	15.17%
American Funds International Fund Class 1
	2016		0.40%	1.90%	9.36	15.86	275,577	3,500,191	2.03%	3.37%	1.63%
	2015		0.40%	1.70%	9.09	15.37	250,441	3,084,558	-5.87%	-4.64%	2.18%
	2014		0.40%	1.70%	15.19	16.15	150,309	2,008,634	-4.05%	-2.99%	2.73%
	2013		0.60%	1.70%	15.83	15.83	28,752	466,616	19.85%	19.85%	2.40%
	2012	8/7/12	1.70%	1.70%	13.21	13.21	12,512	165,249	8.46%	8.46%	1.63%
American Funds International Fund Class 2
	2016		0.65%	3.15%	9.93	24.73	40,061,459	629,030,458	0.32%	2.86%	1.24%
	2015		0.65%	3.15%	9.89	24.33	43,059,631	664,730,962	-7.49%	-5.14%	1.49%
	2014		0.65%	3.15%	10.69	25.96	44,124,291	729,574,567	-5.67%	-3.28%	1.38%
	2013		0.65%	3.15%	11.34	27.16	44,360,488	778,437,194	17.86%	20.85%	1.36%
	2012		0.65%	3.15%	9.62	22.75	46,582,914	700,805,428	14.25%	17.14%	1.49%
American Funds International Fund Class 4
	2016		0.30%	1.65%	9.03	9.35	1,691,788	15,447,183	1.53%	2.91%	1.33%
	2015		0.30%	1.65%	8.89	9.09	1,206,889	10,804,545	-6.31%	-5.04%	2.06%
	2014	7/8/14	0.30%	1.65%	9.49	9.57	318,221	3,027,225	-6.56%	2.94%	3.02%
American Funds International Growth and Income Fund Class 1
	2016		0.60%	2.15%	10.19	11.12	129,412	1,418,750	-0.45%	1.10%	2.55%
	2015		0.60%	2.15%	10.23	10.99	138,132	1,501,645	-7.35%	-5.91%	2.33%
	2014		0.60%	2.15%	11.05	11.68	132,517	1,533,911	-4.99%	-3.51%	3.51%
	2013	3/18/13	0.60%	2.15%	11.63	12.11	68,436	818,062	2.18%	14.51%	5.76%
American Funds Managed Risk Asset Allocation Fund Class P1
	2016		0.60%	1.70%	12.70	13.26	91,744	1,208,325	5.76%	6.87%	1.52%
	2015		0.65%	1.70%	12.41	12.41	71,784	889,748	-1.48%	-1.48%	1.89%
	2014		0.65%	0.65%	12.59	12.59	59,551	749,950	2.58%	2.58%	0.31%
	2013	5/20/13	0.65%	0.65%	12.28	12.28	31,059	381,308	7.24%	7.24%	2.06%
American Funds Managed Risk Asset Allocation Fund Class P2
	2016		1.30%	2.85%	12.00	12.77	5,432,934	68,793,798	4.31%	5.89%	1.22%
	2015		1.30%	2.80%	11.60	12.06	2,593,237	31,081,934	-3.56%	-2.35%	1.73%
	2014	8/20/14	1.30%	2.55%	12.03	12.35	511,562	6,299,380	-1.32%	3.75%	0.10%
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1
	2016		0.60%	1.70%	11.87	12.35	12,154	147,587	11.86%	13.09%	1.74%
	2015		0.60%	1.70%	10.61	10.92	6,877	73,829	-8.64%	-7.63%	0.56%
	2014		0.60%	1.70%	11.82	11.82	8,638	101,228	7.93%	7.93%	4.48%
	2013	9/9/13	0.60%	0.60%	10.96	10.96	1,111	12,177	9.23%	9.23%	1.52%
American Funds Managed Risk Growth Fund Class P1
	2016		0.60%	0.90%	11.60	11.60	10,212	117,497	2.27%	2.27%	0.49%
	2015		0.60%	0.60%	11.34	11.34	1,886	21,404	0.45%	0.45%	0.00%
	2014		0.60%	1.70%	11.09	11.09	6,172	68,833	0.46%	0.46%	1.05%
	2013	11/14/13	1.70%	1.70%	11.04	11.04	4,637	51,202	3.51%	3.51%	0.65%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk Growth-Income Fund Class P1
	2016		0.65%	1.70%	$11.46	$11.91	2,079	$24,076	4.70%	5.81%	1.34%
	2015		0.65%	1.70%	10.95	11.25	2,157	23,786	-4.90%	-3.90%	0.32%
	2014		0.65%	1.70%	11.71	11.71	2,307	26,676	4.18%	4.18%	2.58%
	2013	12/16/13	0.65%	0.65%	11.24	11.24	558	6,275	3.40%	3.40%	0.98%
American Funds Managed Risk International Fund Class P1
	2016		0.60%	0.90%	9.07	9.07	4,732	42,593	-3.17%	-3.17%	1.03%
	2015		0.60%	0.65%	9.37	9.37	5,906	55,274	-6.68%	-6.68%	0.01%
	2014	3/10/14	0.60%	0.60%	10.04	10.04	1,359	13,648	-4.08%	-4.08%	1.37%
American Funds Mortgage Fund Class 1
	2016		0.40%	1.90%	10.44	11.20	34,430	373,841	0.57%	2.09%	2.10%
	2015		0.40%	1.90%	10.38	11.00	23,448	250,122	0.16%	1.68%	1.55%
	2014		0.40%	1.90%	10.37	10.85	26,208	276,226	3.56%	4.86%	0.90%
	2013		0.65%	1.90%	10.01	10.34	31,044	314,793	-3.26%	-2.05%	1.29%
	2012	6/22/12	0.65%	1.90%	10.35	10.56	14,108	147,411	-0.50%	0.49%	0.80%
American Funds Mortgage Fund Class 4
	2016		0.30%	1.65%	10.13	10.50	450,667	4,621,446	0.34%	1.70%	1.19%
	2015		0.30%	1.65%	10.10	10.19	471,125	4,794,465	-0.04%	0.51%	3.90%
	2014	7/24/14	1.10%	1.65%	10.10	10.14	5,213	52,828	0.65%	0.94%	1.37%
American Funds New World Fund Class 1
	2016		0.40%	2.15%	9.20	10.35	297,012	2,941,699	3.35%	5.17%	1.07%
	2015		0.40%	2.15%	8.79	9.86	217,610	2,068,339	-5.02%	-3.34%	0.87%
	2014		0.40%	2.15%	9.67	10.23	165,600	1,645,697	-9.60%	-8.19%	1.59%
	2013		0.60%	2.15%	10.76	11.12	62,079	681,495	9.56%	10.94%	3.86%
	2012	6/22/12	0.65%	1.90%	9.82	10.03	2,740	27,382	15.20%	16.03%	1.74%
American Funds New World Fund Class 4
	2016		0.30%	1.65%	8.88	9.21	1,618,886	14,556,375	3.32%	4.73%	0.66%
	2015		0.30%	1.65%	8.60	8.79	1,131,422	9,799,068	-4.96%	-3.66%	0.68%
	2014	6/30/14	0.30%	1.65%	9.05	9.13	229,661	2,083,507	-13.72%	-2.61%	2.44%
American Funds U.S. Government/AAA-Rated Securities Fund Class 1
	2016		0.60%	1.90%	10.27	11.04	22,590	246,784	-0.47%	0.83%	1.69%
	2015		0.60%	1.90%	10.32	10.95	11,804	127,303	0.01%	1.32%	1.29%
	2014		0.60%	1.90%	10.31	10.81	17,594	186,388	3.26%	4.61%	1.14%
	2013		0.60%	1.90%	9.99	10.33	26,690	270,577	-4.70%	-3.45%	1.34%
	2012	5/31/12	0.60%	1.90%	10.48	10.70	6,133	64,936	-0.37%	0.30%	1.57%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.40%	1.90%	10.32	15.86	264,557	3,731,880	2.15%	3.70%	1.34%
	2015		0.40%	1.90%	9.95	15.33	211,287	2,832,358	-2.58%	-1.11%	1.40%
	2014		0.40%	1.90%	11.85	15.53	95,187	1,443,873	0.19%	1.50%	2.77%
	2013		0.60%	1.90%	15.10	15.30	61,891	937,866	13.73%	14.07%	2.74%
	2012	9/4/12	0.60%	0.90%	13.28	13.41	5,032	67,220	-0.04%	3.55%	4.39%
BlackRock Global Allocation V.I. Fund Class III
	2016		0.30%	3.20%	10.28	15.51	78,755,721	1,118,809,230	0.54%	3.49%	1.10%
	2015		0.30%	3.20%	9.93	15.03	86,148,478	1,199,215,935	-4.12%	-1.30%	1.03%
	2014		0.30%	3.20%	11.12	15.29	91,977,049	1,314,829,729	-1.28%	1.27%	2.17%
	2013		0.60%	3.20%	11.26	15.13	97,802,754	1,396,151,367	10.81%	13.73%	1.06%
	2012		0.60%	3.20%	10.16	13.30	99,634,318	1,265,422,400	6.51%	9.31%	1.54%
BlackRock iShares Alternative Strategies V.I. Fund Class I
	2016	3/16/16	0.40%	0.40%	10.02	10.02	931	9,323	2.07%	2.07%	2.49%
BlackRock iShares Alternative Strategies V.I. Fund Class III
	2016		0.30%	1.65%	9.77	10.00	338,852	3,328,776	4.48%	5.90%	4.59%
	2015	5/26/15	0.30%	1.65%	9.35	9.44	54,935	515,429	-5.32%	-3.32%	6.31%
Catalyst Dividend Capture VA Fund
	2016		1.10%	2.20%	13.37	14.22	98,442	1,382,651	4.64%	5.80%	4.43%
	2015		1.10%	2.20%	12.77	13.44	89,058	1,182,870	-5.17%	-4.11%	4.15%
	2014		1.10%	2.20%	13.47	14.02	100,138	1,389,923	7.76%	8.95%	5.21%
	2013		1.10%	2.20%	12.50	12.87	104,189	1,331,206	17.35%	18.65%	3.04%
	2012		1.10%	2.20%	10.65	10.84	105,834	1,143,254	9.04%	10.19%	4.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Aggressive Growth Portfolio Class I
	2016		0.40%	0.40%	$11.07	$11.07	17,917	$198,293	0.80%	0.80%	0.61%
	2015		0.40%	0.40%	10.98	10.98	17,166	188,486	-2.13%	-2.13%	0.33%
	2014	7/24/14	0.40%	0.40%	11.22	11.22	17,600	197,454	2.42%	2.42%	0.24%
ClearBridge Variable Aggressive Growth Portfolio Class II
	2016		0.30%	1.65%	10.64	11.02	1,769,468	19,053,014	-0.72%	0.63%	0.40%
	2015		0.30%	1.65%	10.71	10.95	1,645,147	17,765,237	-3.54%	-2.23%	0.11%
	2014	6/27/14	0.30%	1.65%	11.11	11.20	423,885	4,723,066	1.61%	4.95%	0.00%
ClearBridge Variable Mid Cap Portfolio Class I
	2016		0.40%	0.65%	11.73	11.81	26,700	313,621	8.63%	8.90%	1.03%
	2015		0.40%	0.65%	10.84	10.84	16,347	176,720	1.89%	1.89%	0.07%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	241	2,559	2.40%	2.40%	0.28%
ClearBridge Variable Mid Cap Portfolio Class II
	2016		0.30%	2.80%	11.01	11.76	1,886,352	21,578,620	6.09%	8.78%	0.37%
	2015		0.30%	2.80%	10.37	10.81	1,626,343	17,287,110	-0.85%	1.68%	0.05%
	2014	5/19/14	0.30%	3.00%	10.45	10.63	1,357,176	14,307,002	-0.52%	9.15%	0.20%
Delaware VIP Diversified Income Series Standard Class
	2016		0.40%	2.15%	10.19	14.92	354,250	4,519,408	1.32%	3.11%	2.67%
	2015		0.40%	2.15%	9.98	14.50	249,569	3,257,476	-3.19%	-1.48%	3.00%
	2014		0.40%	2.15%	10.81	14.75	85,063	1,143,589	3.08%	4.69%	1.88%
	2013		0.60%	2.15%	14.05	14.05	43,579	563,170	-1.90%	-1.90%	0.88%
	2012	12/14/12	0.65%	0.65%	14.32	14.32	4,298	61,548	0.06%	0.06%	0.00%
Delaware VIP Diversified Income Series Service Class
	2016		0.30%	3.20%	9.80	16.64	117,428,902	1,764,684,263	0.03%	2.97%	2.85%
	2015		0.30%	3.20%	9.80	16.32	114,243,405	1,691,750,437	-4.45%	-1.64%	2.78%
	2014		0.30%	3.20%	10.25	16.76	110,189,860	1,681,645,917	1.68%	4.36%	1.97%
	2013		0.60%	3.20%	10.08	16.18	96,298,898	1,420,559,454	-4.53%	-2.06%	2.15%
	2012		0.65%	3.20%	10.57	16.62	91,557,117	1,400,398,415	3.56%	6.18%	2.94%
Delaware VIP Emerging Markets Series Standard Class
	2016	1/5/16	0.40%	0.80%	8.68	8.78	27,744	243,307	0.43%	16.93%	0.10%
	2014	9/17/14	0.80%	0.80%	9.06	9.06	347	3,141	-14.13%	-14.13%	0.00%
Delaware VIP Emerging Markets Series Service Class
	2016		0.30%	3.20%	7.70	41.61	16,679,830	275,922,577	10.10%	13.00%	0.78%
	2015		0.60%	3.20%	6.99	37.29	18,736,964	277,740,382	-17.46%	-15.29%	0.59%
	2014		0.60%	3.20%	8.47	44.57	18,418,834	325,412,353	-11.15%	-8.82%	0.41%
	2013		0.60%	3.20%	9.54	49.49	18,654,260	366,304,797	6.40%	9.15%	1.47%
	2012		0.65%	3.20%	8.96	45.89	19,252,075	349,984,488	10.59%	13.45%	0.75%
Delaware VIP High Yield Series Standard Class
	2016		1.40%	2.35%	19.65	27.28	268,686	5,329,426	10.53%	11.59%	6.80%
	2015		1.40%	2.35%	17.61	24.56	188,579	3,371,137	-8.77%	-7.90%	6.42%
	2014		1.40%	2.35%	19.12	26.78	223,892	4,346,695	-2.60%	-1.67%	6.44%
	2013		1.40%	2.35%	19.44	26.46	259,899	5,122,924	6.68%	7.70%	10.17%
	2012		1.40%	2.35%	18.05	24.75	557,596	10,126,647	15.09%	16.19%	6.04%
Delaware VIP High Yield Series Service Class
	2016		0.65%	3.15%	11.34	26.19	6,863,398	140,179,193	9.41%	12.18%	6.42%
	2015		0.65%	3.15%	10.37	23.52	7,724,858	141,996,806	-9.76%	-7.48%	6.65%
	2014		0.65%	3.15%	11.49	26.04	9,085,188	183,036,976	-3.62%	-1.18%	6.66%
	2013		0.65%	3.15%	11.92	26.67	10,902,384	224,761,227	5.60%	8.27%	7.38%
	2012		0.65%	3.15%	11.29	24.93	12,959,675	248,978,115	13.72%	16.59%	8.61%
Delaware VIP International Value Equity Series Standard Class
	2016		1.40%	1.65%	18.29	19.57	6,600	120,819	2.45%	2.74%	1.70%
	2015		1.40%	1.65%	17.80	19.11	8,520	151,785	-1.16%	-0.91%	1.87%
	2014		1.40%	1.65%	17.97	17.97	8,854	159,204	-9.94%	-9.94%	1.34%
	2013		1.40%	2.15%	19.95	22.16	10,844	217,780	20.18%	21.08%	1.56%
	2012		1.40%	2.15%	16.48	18.44	12,932	214,482	12.75%	13.60%	2.57%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.60%	2.15%	$9.57	$11.73	103,856	$1,115,783	-0.08%	1.48%	1.52%
	2015		0.60%	2.15%	9.58	11.56	106,508	1,136,777	-1.36%	0.19%	1.70%
	2014		0.60%	2.15%	9.71	11.53	115,875	1,237,024	-0.47%	1.09%	1.60%
	2013		0.60%	2.15%	9.83	11.41	86,433	902,812	-2.92%	-1.65%	1.42%
	2012	6/22/12	0.60%	1.90%	10.13	11.60	6,886	76,979	-0.28%	0.46%	0.91%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2016		0.60%	3.20%	8.83	12.39	113,723,592	1,274,183,683	-1.47%	1.12%	1.30%
	2015		0.60%	3.20%	8.96	12.26	118,427,400	1,323,115,458	-2.54%	0.04%	1.45%
	2014		0.60%	3.20%	9.19	12.25	120,406,279	1,356,387,266	-1.75%	0.84%	1.33%
	2013		0.60%	3.20%	9.36	12.15	114,924,314	1,296,360,971	-4.43%	-1.92%	1.28%
	2012		0.60%	3.20%	9.80	12.39	94,626,180	1,098,789,192	-0.66%	1.91%	1.43%
Delaware VIP REIT Series Standard Class
	2016		0.40%	2.35%	12.19	47.22	93,339	3,461,597	3.41%	5.45%	1.46%
	2015		0.40%	2.35%	11.56	45.23	98,252	3,944,404	1.34%	3.33%	1.22%
	2014		0.40%	2.35%	30.35	44.21	141,768	5,926,515	26.46%	27.66%	1.33%
	2013		1.40%	2.35%	24.00	34.63	126,712	4,258,904	-0.23%	0.72%	1.53%
	2012		1.40%	2.35%	24.06	34.38	130,450	4,355,745	14.23%	15.32%	1.60%
Delaware VIP REIT Series Service Class
	2016		0.30%	3.20%	12.14	38.74	7,211,037	171,756,550	2.29%	5.30%	0.93%
	2015		0.30%	3.20%	11.53	37.20	6,981,859	163,379,321	0.26%	3.21%	1.00%
	2014		0.30%	3.20%	13.04	36.44	7,537,961	176,163,124	25.06%	28.35%	1.12%
	2013		0.60%	3.20%	10.27	28.62	7,541,026	140,346,986	-1.29%	1.26%	1.31%
	2012		0.65%	3.20%	10.24	28.47	8,020,243	151,073,344	12.99%	15.85%	1.26%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.40%	2.35%	12.39	47.43	171,918	7,337,236	28.36%	30.88%	0.90%
	2015		0.40%	2.35%	9.57	36.60	179,747	6,367,026	-8.40%	-6.60%	0.73%
	2014		0.40%	2.35%	32.00	39.58	195,050	7,559,965	3.40%	4.39%	0.56%
	2013		1.40%	2.35%	30.95	37.91	213,991	8,057,362	30.41%	31.65%	0.74%
	2012		1.40%	2.35%	23.73	28.80	248,520	7,108,831	11.26%	12.32%	0.60%
Delaware VIP Small Cap Value Series Service Class
	2016		0.30%	3.20%	12.47	47.23	12,790,973	364,314,405	26.96%	30.69%	0.68%
	2015		0.30%	3.20%	9.54	36.54	13,594,728	301,130,775	-9.41%	-6.74%	0.47%
	2014		0.30%	3.20%	14.99	39.61	14,687,106	355,732,262	2.29%	4.93%	0.34%
	2013		0.65%	3.20%	14.66	38.03	15,896,125	372,923,143	28.98%	32.31%	0.52%
	2012		0.65%	3.20%	11.36	28.96	18,110,280	325,403,913	10.06%	12.90%	0.35%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.40%	2.50%	12.71	40.10	191,484	7,381,828	5.62%	7.86%	0.22%
	2015		0.40%	2.50%	11.91	37.55	216,769	7,913,109	5.04%	7.11%	0.38%
	2014		0.40%	2.35%	28.00	35.41	238,939	8,365,583	0.75%	1.71%	0.07%
	2013		1.40%	2.35%	27.58	34.81	271,774	9,429,179	38.05%	39.36%	0.03%
	2012		1.40%	2.35%	19.83	24.98	312,966	7,799,343	8.44%	9.48%	0.24%
Delaware VIP Smid Cap Growth Series Service Class
	2016		0.30%	3.20%	12.80	36.29	6,538,038	176,907,561	4.67%	7.69%	0.00%
	2015		0.30%	3.15%	11.89	34.23	6,674,093	170,242,554	3.98%	6.99%	0.16%
	2014		0.30%	3.15%	15.00	32.49	6,122,012	147,642,377	-0.32%	2.21%	0.00%
	2013		0.65%	3.15%	14.85	32.18	7,136,137	169,924,221	36.61%	40.06%	0.00%
	2012		0.65%	3.15%	10.72	23.25	7,728,235	132,109,834	7.28%	9.99%	0.01%
Delaware VIP U.S. Growth Series Service Class
	2016		0.30%	3.15%	11.09	22.76	16,337,364	309,410,670	-8.43%	-5.78%	0.38%
	2015		0.30%	3.20%	16.62	24.50	17,287,587	351,628,194	1.82%	4.40%	0.35%
	2014		0.65%	3.15%	16.27	23.75	18,204,155	356,087,453	9.00%	11.76%	0.01%
	2013		0.65%	3.15%	14.89	21.51	19,086,029	335,409,773	30.28%	33.57%	0.12%
	2012		0.65%	3.15%	11.39	16.29	20,861,489	276,129,824	12.53%	15.20%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.40%	2.35%	12.26	30.88	298,300	6,917,723	11.98%	14.19%	1.74%
	2015		0.40%	2.35%	10.85	27.44	287,275	6,159,729	-2.73%	-0.81%	1.75%
	2014		0.40%	2.35%	22.18	28.07	321,113	7,091,505	11.35%	12.41%	1.71%
	2013		1.40%	2.35%	19.73	25.08	370,671	7,405,602	30.59%	31.84%	1.76%
	2012		1.40%	2.35%	14.97	19.11	379,166	5,735,340	12.07%	13.14%	2.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Value Series Service Class
	2016		0.30%	3.20%	$12.33	$29.83	13,979,863	$313,973,328	10.72%	13.98%	1.55%
	2015		0.30%	3.20%	10.82	26.58	13,027,705	262,215,467	-3.77%	-0.94%	1.51%
	2014		0.30%	3.20%	14.77	27.25	13,857,245	287,864,246	10.12%	12.96%	1.42%
	2013		0.65%	3.20%	13.30	24.42	13,475,411	250,120,711	29.18%	32.51%	1.53%
	2012		0.65%	3.20%	10.14	18.65	13,064,224	184,513,961	10.83%	13.69%	1.98%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.40%	2.15%	9.71	13.71	82,784	1,023,156	3.06%	4.88%	2.07%
	2015		0.40%	2.15%	9.45	13.10	78,294	920,543	-8.29%	-6.86%	2.87%
	2014		0.60%	2.15%	10.30	14.06	67,124	852,273	1.30%	2.88%	1.78%
	2013		0.60%	2.15%	10.25	13.67	52,526	637,444	-0.97%	0.34%	0.67%
	2012	6/22/12	0.60%	1.90%	10.35	13.62	3,133	41,178	0.20%	6.64%	0.00%
Deutsche Alternative Asset Allocation VIP Portfolio Class B
	2016		0.30%	3.20%	8.98	13.39	4,305,326	53,342,762	1.68%	4.68%	1.80%
	2015		0.30%	3.20%	8.83	12.84	4,501,518	53,959,007	-9.49%	-6.83%	2.71%
	2014		0.30%	3.20%	9.76	13.91	4,275,328	55,634,524	-0.02%	2.57%	1.56%
	2013		0.65%	3.20%	9.76	13.67	4,140,319	52,997,930	-2.42%	0.10%	1.80%
	2012		0.65%	3.20%	10.00	13.77	3,782,943	48,887,063	5.92%	8.66%	3.19%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		1.30%	2.65%	15.02	26.02	314,478	5,985,795	8.70%	10.17%	1.93%
	2015		1.30%	2.65%	13.70	23.62	362,823	6,242,087	-1.51%	-0.18%	1.67%
	2014		1.30%	2.65%	13.79	23.66	400,529	7,058,427	10.43%	11.93%	1.88%
	2013		1.30%	2.65%	12.39	21.14	540,134	8,249,499	28.48%	30.22%	2.77%
	2012		1.30%	2.65%	9.56	16.82	1,573,706	18,587,414	12.67%	14.20%	1.80%
Deutsche Equity 500 Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.57%
	2012		1.15%	3.05%	10.90	15.77	1,745,099	24,431,454	12.23%	14.10%	1.50%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		1.30%	2.70%	17.51	34.75	117,462	3,623,104	17.86%	19.46%	1.02%
	2015		1.30%	2.65%	14.83	29.25	135,242	3,512,931	-7.09%	-5.83%	1.05%
	2014		1.30%	2.65%	15.94	31.23	157,921	4,366,578	2.00%	3.39%	0.98%
	2013		1.30%	2.65%	15.61	30.37	197,615	5,316,825	35.02%	36.85%	1.67%
	2012		1.30%	2.65%	11.54	22.32	237,379	4,672,758	13.21%	14.75%	0.90%
Deutsche Small Cap Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.47%
	2012		1.10%	2.80%	11.53	19.44	716,261	11,128,385	12.68%	14.61%	0.67%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2016		0.30%	1.65%	10.31	10.68	1,106,306	11,525,735	7.16%	8.62%	3.15%
	2015		0.30%	1.65%	9.62	9.70	697,430	6,754,584	-2.61%	-2.08%	3.35%
	2014	7/8/14	1.10%	1.65%	9.88	9.91	142,143	1,407,375	-1.51%	-1.22%	1.61%
Eaton Vance VT Floating-Rate Income Fund ADV Class
	2016		0.40%	0.80%	10.62	10.73	207,642	2,228,046	8.34%	8.77%	3.42%
	2015		0.40%	0.80%	9.80	9.87	208,187	2,053,882	-1.42%	-1.03%	3.62%
	2014	9/22/14	0.40%	0.80%	9.94	9.97	44,060	439,056	-0.62%	-0.23%	1.00%
Fidelity VIP Contrafund Portfolio Initial Class
	2016		0.40%	0.80%	11.66	11.78	113,901	1,341,965	7.14%	7.57%	0.95%
	2015		0.40%	0.80%	10.95	10.95	26,396	288,974	0.27%	0.27%	1.17%
	2014	9/12/14	0.40%	0.40%	10.93	10.93	11,580	126,513	3.23%	3.23%	2.01%
Fidelity VIP Contrafund Portfolio Service Class 2
	2016		0.30%	3.20%	11.74	29.51	42,901,310	1,016,765,625	4.34%	7.41%	0.56%
	2015		0.30%	3.20%	10.93	27.75	46,418,773	1,042,372,893	-2.75%	0.11%	0.79%
	2014		0.30%	3.20%	14.47	28.00	49,380,506	1,129,791,103	8.14%	10.99%	0.72%
	2013		0.60%	3.20%	13.23	25.41	54,960,895	1,147,842,954	26.83%	30.10%	0.82%
	2012		0.65%	3.20%	10.32	19.65	60,353,643	982,723,808	12.48%	15.39%	1.11%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		1.40%	2.35%	13.73	17.12	417,316	6,035,653	14.58%	15.68%	3.07%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2012		1.30%	2.85%	10.51	16.69	2,313,710	33,091,613	13.77%	15.54%	2.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Portfolio Initial Class
	2016		0.40%	2.50%	$11.64	$24.82	220,923	$3,955,951	-1.69%	0.40%	0.03%
	2015		0.40%	2.50%	11.60	25.09	283,603	5,172,442	4.68%	6.75%	0.25%
	2014		0.40%	2.35%	17.25	23.84	312,379	5,379,425	8.71%	9.75%	0.18%
	2013		1.40%	2.35%	15.72	21.82	344,916	5,449,720	33.17%	34.44%	0.28%
	2012		1.40%	2.35%	11.69	16.30	399,781	4,693,997	12.03%	13.10%	0.58%
Fidelity VIP Growth Portfolio Service Class 2
	2016		0.30%	3.15%	10.82	23.95	8,568,945	161,344,919	-2.57%	0.25%	0.00%
	2015		0.30%	3.15%	10.96	24.26	8,766,814	165,705,481	3.59%	6.59%	0.03%
	2014		0.30%	3.15%	10.43	23.12	8,743,528	157,076,821	7.57%	10.29%	0.00%
	2013		0.65%	3.15%	9.57	21.21	9,844,980	160,663,201	31.79%	35.12%	0.05%
	2012		0.65%	3.15%	7.16	15.89	10,524,487	128,371,676	10.86%	13.66%	0.41%
Fidelity VIP Mid Cap Portfolio Initial Class
	2016		0.40%	0.80%	11.44	11.56	98,925	1,142,422	11.34%	11.79%	0.52%
	2015		0.40%	0.80%	10.27	10.34	60,944	629,561	-2.18%	-1.78%	0.50%
	2014	7/24/14	0.40%	0.80%	10.50	10.53	55,948	588,669	0.58%	0.70%	0.73%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2016		0.30%	3.20%	11.39	23.02	24,449,161	518,501,410	8.40%	11.59%	0.29%
	2015		0.30%	3.20%	10.32	20.83	26,015,626	502,064,436	-4.73%	-1.92%	0.25%
	2014		0.30%	3.20%	13.33	21.44	27,773,055	554,863,646	2.69%	5.40%	0.02%
	2013		0.60%	3.20%	12.98	20.48	29,593,175	567,793,371	31.59%	34.99%	0.27%
	2012		0.65%	3.20%	9.86	15.26	33,298,343	479,121,111	10.96%	13.82%	0.39%
Fidelity VIP Overseas Portfolio Initial Class
	2012		1.40%	2.50%	12.99	18.08	117,396	1,543,100	17.76%	19.06%	1.77%
Fidelity VIP Overseas Portfolio Service Class 2
	2012		0.65%	2.95%	8.91	18.63	5,375,511	70,116,312	16.88%	19.60%	1.59%
Fidelity VIP Strategic Income Portfolio Initial Class
	2016		0.40%	0.40%	10.29	10.29	44,522	458,257	7.84%	7.84%	5.29%
	2015	8/20/15	0.40%	0.40%	9.54	9.54	17,775	169,676	-2.39%	-2.39%	3.54%
Fidelity VIP Strategic Income Portfolio Service Class 2
	2016		0.30%	1.65%	10.03	10.26	777,159	7,854,444	6.25%	7.69%	4.74%
	2015	6/2/15	0.30%	1.65%	9.44	9.53	201,175	1,905,317	-4.80%	0.08%	4.76%
First Trust Dorsey Wright Tactical Core Portfolio Class I
	2016	3/11/16	0.30%	1.50%	9.78	9.91	196,582	1,928,167	4.03%	6.04%	0.85%
First Trust Multi Income Allocation Portfolio Class I
	2016		0.30%	1.65%	10.53	10.92	477,982	5,078,137	7.51%	8.96%	2.29%
	2015		0.30%	1.65%	9.80	10.02	294,772	2,903,830	-4.82%	-3.51%	2.92%
	2014	7/11/14	0.30%	1.65%	10.30	10.39	41,113	424,568	-0.28%	1.38%	1.45%
First Trust Multi Income Allocation Portfolio Class II
	2016	11/28/16	0.80%	0.80%	10.84	10.84	4,551	49,364	1.79%	1.79%	1.46%
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.24%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
	2016		0.30%	1.65%	11.44	11.85	1,449,656	16,730,278	9.91%	11.40%	1.03%
	2015		0.30%	1.65%	10.41	10.64	846,252	8,848,494	-1.55%	-0.21%	3.79%
	2014	7/16/14	0.30%	1.65%	10.57	10.66	146,866	1,555,694	3.49%	4.96%	0.17%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II
	2016		0.40%	0.40%	11.91	11.91	514	6,136	11.63%	11.63%	1.14%
	2015	8/4/15	0.40%	0.40%	10.66	10.66	554	5,917	-1.62%	-1.62%	2.04%
Franklin Founding Funds Allocation VIP Fund Class 4
	2016		0.30%	1.65%	9.93	10.29	624,012	6,262,072	11.07%	12.58%	3.36%
	2015		0.30%	1.65%	8.94	9.02	433,559	3,901,773	-7.77%	-7.27%	3.28%
	2014	7/7/14	1.10%	1.65%	9.69	9.73	664,782	6,459,585	-5.07%	-3.68%	0.00%
Franklin Income VIP Fund Class 1
	2016		0.40%	0.40%	10.37	10.37	10,100	104,717	13.88%	13.88%	4.48%
	2015	8/20/15	0.40%	0.40%	9.10	9.10	6,237	56,787	-3.19%	-3.19%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Income VIP Fund Class 2
	2016		0.60%	3.20%	$12.23	$16.69	37,309,015	$571,348,724	10.43%	13.34%	4.55%
	2015		0.60%	3.20%	11.08	15.07	40,053,489	546,576,674	-9.98%	-7.66%	4.65%
	2014		0.65%	3.20%	12.31	16.70	42,936,639	640,251,249	1.32%	3.94%	4.95%
	2013		0.65%	3.20%	12.14	16.44	44,017,116	637,025,857	10.35%	13.20%	6.33%
	2012		0.65%	3.20%	11.01	14.86	45,522,467	587,335,783	9.11%	11.92%	6.50%
Franklin Income VIP Fund Class 4
	2016		0.30%	1.65%	9.94	10.30	2,486,241	24,996,694	12.01%	13.53%	4.24%
	2015		0.30%	1.65%	8.87	9.07	1,871,191	16,724,357	-8.67%	-7.42%	4.36%
	2014	7/2/14	0.30%	1.65%	9.71	9.80	799,422	7,785,150	-5.16%	-4.05%	0.00%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.40%	0.40%	11.25	11.25	56,610	637,050	15.89%	15.89%	2.89%
	2015	2/12/15	0.40%	0.80%	9.65	9.71	4,409	42,696	-8.56%	-7.14%	4.45%
Franklin Mutual Shares VIP Fund Class 2
	2016		0.60%	3.20%	12.90	18.67	47,911,586	732,978,896	12.40%	15.36%	1.83%
	2015		0.60%	3.20%	11.42	16.57	54,160,493	722,209,227	-7.93%	-5.50%	3.06%
	2014		0.60%	3.20%	12.35	17.95	57,601,956	816,349,869	3.75%	6.48%	1.99%
	2013		0.60%	3.20%	11.85	17.26	61,488,681	821,308,773	24.23%	27.49%	2.05%
	2012		0.60%	3.20%	9.50	13.86	67,978,309	714,861,663	10.70%	13.56%	2.11%
Franklin Mutual Shares VIP Fund Class 4
	2016		0.30%	1.65%	10.79	11.18	504,067	5,503,180	14.04%	15.59%	1.71%
	2015		0.30%	1.65%	9.46	9.54	361,025	3,439,996	-6.60%	-6.09%	3.76%
	2014	6/27/14	1.10%	1.65%	10.13	10.16	80,873	821,201	-2.00%	0.38%	1.09%
Franklin Rising Dividends VIP Fund Class 1
	2016		0.40%	0.80%	11.84	11.84	54,805	648,697	15.86%	15.86%	1.41%
	2015		0.40%	0.40%	10.22	10.22	39,479	403,470	-3.80%	-3.80%	1.79%
	2014	12/26/14	0.40%	0.40%	10.62	10.62	8,072	85,754	-1.37%	-1.37%	0.00%
Franklin Rising Dividends VIP Fund Class 4
	2016		0.30%	1.65%	11.35	11.77	1,393,866	16,009,437	14.04%	15.59%	1.12%
	2015		0.30%	1.65%	9.96	10.18	812,411	8,143,641	-5.33%	-4.03%	1.44%
	2014	7/8/14	0.30%	1.65%	10.52	10.61	247,836	2,612,458	3.35%	9.47%	0.00%
Franklin Small Cap Value VIP Fund Class 1
	2016		0.40%	0.80%	11.92	11.92	32,106	382,591	30.02%	30.02%	0.96%
	2015		0.40%	0.40%	9.17	9.17	29,834	273,520	-7.55%	-7.55%	0.91%
	2014	7/24/14	0.40%	0.80%	9.89	9.92	28,306	280,716	-1.64%	-0.06%	0.00%
Franklin Small Cap Value VIP Fund Class 4
	2016		0.30%	1.65%	11.43	11.84	515,803	5,963,669	27.99%	29.73%	0.56%
	2015		0.30%	1.65%	8.93	9.13	256,182	2,302,665	-9.03%	-7.79%	0.57%
	2014	6/30/14	0.30%	1.65%	9.81	9.90	74,120	729,615	-4.40%	2.72%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.40%	0.80%	10.90	10.90	18,342	199,812	3.99%	3.99%	0.00%
	2015	2/12/15	0.40%	0.40%	10.48	10.48	499	5,227	-6.30%	-6.30%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2013		1.30%	1.30%	18.34	18.34	8	153	36.36%	36.36%	0.00%
	2012		0.65%	3.05%	8.30	20.65	6,950,142	95,465,313	7.58%	10.13%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 4
	2016		0.30%	1.65%	10.45	10.83	305,816	3,236,354	2.33%	3.72%	0.00%
	2015		0.30%	1.65%	10.21	10.31	203,997	2,101,188	-4.36%	-3.83%	0.00%
	2014	6/27/14	1.10%	1.65%	10.68	10.72	59,006	631,684	1.72%	11.79%	0.00%
Goldman Sachs VIT Large Cap Value Fund Service Shares
	2016		0.65%	2.60%	15.88	22.59	7,309,129	152,708,651	8.43%	10.56%	1.70%
	2015		0.65%	2.60%	14.64	20.44	8,058,914	152,745,824	-7.03%	-5.20%	1.17%
	2014		0.65%	2.60%	15.74	21.56	8,521,063	170,988,409	9.72%	11.88%	1.08%
	2013		0.65%	2.60%	14.33	19.27	9,859,446	177,640,451	29.52%	32.07%	0.93%
	2012		0.65%	2.60%	11.06	14.59	11,719,759	160,364,887	15.77%	18.05%	1.11%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund Institutional Shares
	2016		0.40%	0.80%	$9.93	$9.93	145,114	$1,434,296	-0.11%	-0.11%	0.29%
	2015		0.40%	0.40%	9.94	9.94	83,411	829,040	-0.37%	-0.37%	0.02%
	2014	8/13/14	0.40%	0.40%	9.98	9.98	33,096	330,156	-0.15%	-0.15%	0.01%
Goldman Sachs VIT Government Money Market Fund Service Shares
	2016		0.30%	1.65%	9.58	9.93	4,889,010	47,465,080	-1.60%	-0.26%	0.04%
	2015		0.30%	1.65%	9.73	9.95	3,667,090	35,943,941	-1.63%	-0.30%	0.01%
	2014	6/27/14	0.30%	1.65%	9.90	9.98	696,493	6,913,327	-0.62%	-0.15%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares
	2016		0.30%	1.65%	8.97	9.10	282,396	2,561,128	-1.37%	-0.82%	0.72%
	2015		1.10%	1.65%	9.09	9.18	273,286	2,503,876	-6.44%	-5.93%	2.33%
	2014	7/17/14	0.30%	1.65%	9.72	9.81	78,046	761,056	-3.44%	-0.96%	2.70%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares
	2016		0.40%	0.80%	9.36	9.36	6,083	56,608	0.12%	0.12%	1.90%
	2015		0.40%	0.40%	9.35	9.35	3,042	28,443	-4.89%	-4.89%	2.10%
	2014	7/25/14	0.40%	0.40%	9.83	9.83	2,951	29,011	-2.79%	-2.79%	1.62%
Goldman Sachs VIT Strategic Income Fund Advisor Shares
	2016		0.30%	1.65%	9.33	9.46	536,717	5,058,570	-0.91%	-0.36%	1.96%
	2015		1.10%	1.65%	9.41	9.50	393,476	3,727,127	-3.85%	-3.32%	2.81%
	2014	6/30/14	1.10%	1.65%	9.79	9.82	73,914	725,079	-2.50%	-1.46%	3.93%
Goldman Sachs VIT Strategic Income Fund Institutional Shares
	2016	9/28/16	0.40%	0.40%	9.75	9.75	2,517	24,556	0.75%	0.75%	1.14%
Guggenheim Long Short Equity Fund
	2016		0.30%	1.65%	10.33	10.70	323,154	3,383,496	-0.99%	0.35%	0.00%
	2015		0.30%	1.65%	10.46	10.65	331,382	3,484,473	-0.25%	0.86%	0.00%
	2014	7/8/14	0.40%	1.50%	10.48	10.56	32,127	337,506	3.47%	7.33%	0.00%
Guggenheim Multi-Hedge Strategies Fund
	2016		0.30%	1.65%	10.13	10.47	403,607	4,142,436	-2.11%	-0.88%	0.08%
	2015		0.40%	1.65%	10.38	10.57	335,852	3,504,194	0.33%	1.44%	0.65%
	2014	7/17/14	0.40%	1.50%	10.34	10.42	48,619	504,099	3.03%	3.22%	0.00%
Hartford Capital Appreciation HLS Fund Class IA
	2016		0.40%	0.40%	11.12	11.12	7,326	81,462	5.10%	5.10%	1.06%
	2015		0.40%	0.40%	10.58	10.58	7,552	79,900	0.62%	0.62%	1.08%
	2014	7/24/14	0.40%	0.40%	10.51	10.51	4,695	49,359	0.91%	0.91%	1.01%
Hartford Capital Appreciation HLS Fund Class IC
	2016		0.30%	1.65%	10.62	11.00	806,703	8,649,304	3.27%	4.67%	0.76%
	2015		0.30%	1.65%	10.28	10.37	590,300	6,107,986	-1.12%	-0.57%	0.83%
	2014	7/7/14	1.10%	1.65%	10.40	10.43	151,210	1,575,774	0.55%	9.77%	1.81%
Huntington VA Balanced Fund
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2013		1.10%	2.75%	11.50	11.98	255,104	3,020,057	12.13%	13.88%	2.00%
	2012		1.10%	2.65%	10.25	10.51	261,079	2,726,151	6.64%	8.25%	1.74%
Invesco V.I. American Franchise Fund Series I
	2016		1.40%	1.80%	6.26	10.54	247,786	2,457,377	0.44%	0.85%	0.00%
	2015		1.40%	1.80%	6.23	10.45	259,703	2,552,845	3.13%	3.55%	0.00%
	2014		1.40%	1.80%	6.04	10.09	277,239	2,631,394	6.51%	6.93%	0.04%
	2013		1.40%	1.80%	5.68	9.44	318,698	2,811,844	37.64%	38.19%	0.43%
	2012	4/27/12	1.40%	2.15%	4.12	12.71	388,788	2,448,434	-3.92%	-3.42%	0.00%
Invesco V.I. American Franchise Fund Series II
	2016		1.35%	2.15%	13.82	18.79	88,012	1,262,042	-0.15%	0.65%	0.00%
	2015		1.30%	2.15%	13.81	18.79	97,067	1,394,206	2.52%	3.41%	0.00%
	2014		1.30%	2.15%	13.35	18.17	82,287	1,160,140	5.87%	6.77%	0.00%
	2013		1.30%	2.15%	12.58	17.02	101,689	1,350,336	36.83%	37.99%	0.25%
	2012	4/27/12	1.30%	2.15%	9.18	12.37	119,108	1,160,818	-4.09%	-3.54%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund Series I
	2016		0.40%	0.40%	10.88	10.88	16,502	179,469	11.19%	11.19%	0.39%
	2015		0.40%	0.80%	9.72	9.78	18,541	181,221	-4.86%	-4.48%	4.38%
	2014	10/6/14	0.40%	0.80%	10.21	10.24	15,983	163,613	1.17%	1.64%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Balanced-Risk Allocation Fund Series II
	2016		0.30%	1.65%	$10.46	$10.84	1,087,000	$11,500,595	9.69%	11.18%	0.19%
	2015		0.30%	1.65%	9.54	9.75	629,069	6,040,193	-5.97%	-4.68%	5.22%
	2014	7/17/14	0.30%	1.65%	10.14	10.23	138,690	1,409,936	-1.41%	0.72%	0.00%
Invesco V.I. Comstock Fund Series I
	2016		0.40%	0.40%	11.59	11.59	10,970	127,171	16.83%	16.83%	1.75%
	2015	1/20/15	0.40%	0.40%	9.92	9.92	7,665	76,058	-3.10%	-3.10%	2.59%
Invesco V.I. Comstock Fund Series II
	2016		0.30%	1.65%	11.19	11.55	319,390	3,609,131	15.25%	16.64%	1.29%
	2015		0.30%	1.50%	9.71	9.90	230,234	2,250,576	-7.59%	-6.46%	2.16%
	2014	6/27/14	0.30%	1.50%	10.50	10.58	106,746	1,123,603	0.33%	2.02%	1.00%
Invesco V.I. Core Equity Fund Series I
	2016		1.40%	2.35%	10.96	21.68	439,891	6,615,056	7.70%	8.73%	0.70%
	2015		1.40%	2.35%	10.12	20.09	491,817	6,827,267	-7.96%	-7.08%	1.10%
	2014		1.40%	2.35%	10.93	21.78	561,170	8,378,083	5.63%	6.64%	0.84%
	2013		1.40%	2.35%	10.29	20.58	649,963	9,093,922	26.25%	27.45%	1.36%
	2012		1.40%	2.35%	8.11	16.27	760,319	8,273,284	11.24%	12.30%	0.95%
Invesco V.I. Core Equity Fund Series II
	2016		1.30%	2.55%	16.03	21.75	91,692	1,584,442	7.25%	8.60%	0.45%
	2015		1.30%	2.55%	14.86	20.03	109,222	1,779,813	-8.37%	-7.22%	0.85%
	2014		1.30%	2.55%	16.12	21.93	132,515	2,328,434	5.13%	6.45%	0.67%
	2013		1.30%	2.55%	15.24	20.71	151,110	2,492,738	25.69%	27.27%	1.20%
	2012		1.30%	2.55%	12.05	16.36	177,661	2,319,966	10.75%	12.15%	0.78%
Invesco V.I. Diversified Dividend Fund Series I
	2016		0.40%	0.40%	12.36	12.36	2,580	31,899	14.36%	14.36%	0.84%
	2015		0.40%	0.40%	10.81	10.81	2,670	28,870	1.66%	1.66%	1.74%
	2014	9/25/14	0.40%	0.40%	10.63	10.63	1,891	20,112	6.02%	6.02%	0.00%
Invesco V.I. Diversified Dividend Fund Series II
	2016		0.30%	1.65%	11.88	12.31	1,337,202	16,087,887	12.66%	14.19%	1.29%
	2015		0.30%	1.65%	10.55	10.78	500,906	5,324,096	0.15%	1.52%	1.95%
	2014	7/10/14	0.30%	1.65%	10.53	10.62	66,573	703,253	0.40%	9.67%	1.58%
Invesco V.I. Equally-Weighted S&P 500 Fund Series I
	2016		0.40%	0.40%	12.02	12.02	2,387	28,707	13.79%	13.79%	0.88%
	2015	1/20/15	0.40%	0.40%	10.57	10.57	894	9,448	-0.71%	-0.71%	1.91%
Invesco V.I. Equally-Weighted S&P 500 Fund Series II
	2016		0.30%	1.65%	11.56	11.98	1,336,793	15,623,413	12.08%	13.60%	0.41%
	2015		0.30%	1.65%	10.31	10.55	851,935	8,844,073	-4.51%	-3.21%	1.64%
	2014	7/9/14	0.30%	1.65%	10.80	10.90	136,960	1,483,592	4.07%	11.61%	0.81%
Invesco V.I. Equity and Income Fund Series I
	2016	11/11/16	0.40%	0.40%	11.79	11.79	1,537	18,139	3.99%	3.99%	0.00%
Invesco V.I. Equity and Income Fund Series II
	2016		0.30%	1.65%	11.33	11.74	658,431	7,539,819	12.96%	14.51%	1.59%
	2015		0.30%	1.65%	10.03	10.12	443,458	4,477,860	-4.18%	-3.65%	3.30%
	2014	7/8/14	1.10%	1.65%	10.47	10.51	123,483	1,296,474	0.74%	2.15%	1.09%
Invesco V.I. International Growth Fund Series I
	2016		0.40%	2.70%	9.04	22.09	129,560	1,937,875	-3.10%	-0.85%	1.23%
	2015		0.40%	2.70%	9.40	22.56	149,912	2,279,644	-4.18%	-2.73%	1.47%
	2014		0.40%	2.15%	13.09	26.44	143,078	2,385,899	-1.80%	-1.06%	1.50%
	2013		1.40%	2.15%	13.29	26.92	156,767	2,842,158	16.48%	17.36%	1.20%
	2012		1.40%	2.15%	11.37	23.11	180,597	2,817,427	13.08%	13.93%	1.44%
Invesco V.I. International Growth Fund Series II
	2016		0.30%	2.95%	9.09	25.02	1,858,589	31,241,116	-3.58%	-0.99%	1.14%
	2015		0.30%	3.00%	9.27	25.52	1,393,853	24,503,635	-5.45%	-2.91%	1.56%
	2014		0.30%	2.95%	21.82	26.40	596,520	11,617,442	-2.52%	-1.25%	2.05%
	2013		1.35%	2.65%	22.23	26.73	96,272	2,294,969	15.61%	17.13%	1.02%
	2012		1.35%	2.65%	19.09	22.83	101,919	2,084,367	12.24%	13.71%	1.19%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy VIP Asset Strategy Portfolio
	2016		0.30%	1.65%	$8.39	$8.70	1,016,225	$8,628,074	-4.16%	-2.87%	0.56%
	2015		0.30%	1.65%	8.76	8.95	1,097,627	9,680,546	-9.85%	-8.62%	0.35%
	2014	7/8/14	0.30%	1.65%	9.71	9.80	423,661	4,127,237	-5.27%	-3.27%	0.00%
Ivy VIP Energy Portfolio
	2016		0.30%	1.65%	8.19	8.49	885,207	7,342,074	32.35%	34.15%	0.11%
	2015		0.30%	1.65%	6.19	6.33	638,180	3,978,380	-23.42%	-22.38%	0.04%
	2014	7/9/14	0.30%	1.65%	8.08	8.15	108,849	882,727	-25.22%	-10.48%	0.00%
Ivy VIP High Income Portfolio
	2016		0.30%	1.65%	10.21	10.58	1,227,172	12,676,987	14.29%	15.84%	6.26%
	2015		0.30%	1.65%	8.93	9.01	839,949	7,556,617	-8.04%	-7.53%	5.25%
	2014	6/30/14	1.10%	1.65%	9.71	9.75	239,799	2,334,101	-3.71%	-2.63%	0.00%
Ivy VIP Micro Cap Growth Portfolio
	2016		0.30%	1.65%	10.53	10.91	288,852	3,081,159	11.44%	12.95%	0.00%
	2015		0.30%	1.65%	9.45	9.66	159,405	1,517,813	-10.65%	-9.43%	0.00%
	2014	7/8/14	0.30%	1.65%	10.58	10.67	37,742	400,406	1.78%	8.97%	0.00%
Ivy VIP Mid Cap Growth Portfolio
	2016		0.30%	1.70%	10.23	10.67	437,303	4,559,877	4.33%	5.80%	0.00%
	2015		0.30%	1.70%	9.89	9.96	298,128	2,963,011	-7.18%	-6.34%	0.00%
	2014	7/8/14	0.60%	1.50%	10.63	10.68	63,050	672,504	1.50%	5.85%	0.00%
Ivy VIP Science and Technology Portfolio
	2016		0.30%	1.65%	9.98	10.34	1,117,303	11,286,325	-0.12%	1.24%	0.00%
	2015		0.30%	1.65%	9.99	10.21	958,066	9,642,947	-4.47%	-3.17%	0.00%
	2014	7/7/14	0.30%	1.65%	10.46	10.55	172,676	1,810,902	-2.84%	9.91%	0.00%
Janus Aspen Balanced Portfolio Service Shares
	2016		1.30%	2.70%	14.20	23.18	607,858	13,427,070	1.54%	2.98%	1.79%
	2015		1.30%	2.70%	13.98	22.53	640,870	13,858,969	-2.26%	-0.89%	1.36%
	2014		1.30%	2.70%	16.63	22.76	776,151	16,990,797	5.41%	6.84%	1.51%
	2013		1.30%	2.65%	15.73	21.32	899,833	18,533,143	16.67%	18.26%	1.33%
	2012		1.30%	2.65%	13.44	18.05	1,004,049	17,573,781	10.41%	11.91%	2.45%
Janus Aspen Enterprise Portfolio Service Shares
	2016		1.30%	2.65%	22.28	39.45	188,437	6,272,489	9.17%	10.66%	0.02%
	2015		1.30%	2.65%	20.38	35.65	184,452	5,621,941	1.05%	2.43%	0.53%
	2014		1.30%	2.65%	20.14	34.81	191,245	5,735,064	9.31%	10.79%	0.03%
	2013		1.30%	2.65%	18.40	31.42	214,172	5,821,920	28.59%	30.33%	0.36%
	2012		1.30%	2.65%	14.28	24.21	275,692	5,788,938	13.93%	15.48%	0.00%
Janus Aspen Global Research Portfolio Service Shares
	2016		1.30%	2.20%	13.81	18.11	46,108	685,329	-0.39%	0.49%	0.88%
	2015		1.30%	2.35%	13.83	18.02	51,793	768,416	-4.66%	-3.83%	0.53%
	2014		1.30%	2.20%	14.47	18.74	62,180	960,519	4.85%	5.86%	0.95%
	2013		1.30%	2.20%	13.77	17.70	77,993	1,145,170	25.29%	26.40%	1.05%
	2012		1.30%	2.20%	10.96	14.01	86,498	1,007,347	17.25%	18.48%	0.77%
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
	2016		0.30%	2.80%	9.62	10.03	373,705	3,671,654	2.91%	5.53%	3.03%
	2015	5/27/15	0.30%	2.80%	9.35	9.51	211,175	1,992,066	-7.28%	1.05%	3.60%
JPMorgan Insurance Trust Income Builder Portfolio Class 2
	2016		0.30%	1.65%	9.95	10.18	118,680	1,187,403	4.46%	5.88%	3.93%
	2015	6/15/15	0.30%	1.65%	9.52	9.61	26,561	253,706	-3.06%	1.01%	5.80%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
	2016		0.40%	0.40%	11.64	11.64	13,142	152,944	11.58%	11.58%	0.43%
	2015		0.40%	0.40%	10.43	10.43	6,432	67,093	-6.25%	-6.25%	0.59%
	2014	7/24/14	0.40%	0.40%	11.12	11.12	4,661	51,852	6.21%	6.21%	0.00%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2
	2016		0.30%	1.65%	11.18	11.59	830,614	9,397,107	9.91%	11.40%	0.51%
	2015		0.30%	1.65%	10.20	10.40	540,453	5,539,019	-7.52%	-6.40%	0.56%
	2014	6/30/14	0.30%	1.50%	11.03	11.11	143,019	1,581,231	5.93%	12.45%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lord Abbett Bond Debenture Portfolio Class VC
	2016		0.30%	1.65%	$10.65	$11.04	1,302,693	$14,064,799	10.30%	11.80%	5.41%
	2015		0.30%	1.65%	9.66	9.86	735,945	7,172,203	-3.14%	-1.92%	6.41%
	2014	7/8/14	0.40%	1.65%	9.97	10.05	157,782	1,579,707	-1.68%	-0.05%	9.97%
Lord Abbett Developing Growth Portfolio Class VC
	2016		0.30%	1.65%	9.46	9.81	445,510	4,270,483	-4.20%	-2.90%	0.00%
	2015		0.30%	1.65%	9.88	10.10	358,101	3,564,305	-9.71%	-8.48%	0.00%
	2014	7/8/14	0.30%	1.65%	10.94	11.03	81,316	892,992	0.88%	6.22%	0.00%
Lord Abbett Fundamental Equity Portfolio Class VC
	2016		0.65%	2.55%	15.57	26.28	616,910	14,504,456	12.83%	14.99%	1.04%
	2015		0.65%	2.55%	13.80	22.86	708,620	14,585,552	-5.88%	-4.07%	1.13%
	2014		0.65%	2.55%	14.66	23.83	767,451	16,471,424	4.44%	6.45%	0.44%
	2013		0.65%	2.55%	14.04	22.38	850,301	17,237,836	32.34%	34.88%	0.23%
	2012		0.65%	2.55%	10.61	16.60	987,863	14,919,914	7.80%	9.87%	0.54%
Lord Abbett Short Duration Income Portfolio Class VC
	2016		0.30%	1.65%	9.97	10.33	1,718,707	17,339,498	1.78%	3.16%	2.90%
	2015		0.30%	1.65%	9.79	10.01	1,336,246	13,185,468	-1.07%	0.28%	3.95%
	2014	7/8/14	0.30%	1.65%	9.90	9.98	265,058	2,631,988	-1.03%	-0.55%	3.98%
LVIP American Balanced Allocation Fund Standard Class
	2016		0.40%	1.70%	10.61	13.29	431,415	5,508,061	4.41%	5.78%	1.09%
	2015		0.40%	1.70%	10.14	12.56	756,193	9,397,360	-2.35%	-1.07%	3.03%
	2014		0.40%	1.70%	12.25	12.72	718,032	9,024,440	3.96%	5.06%	2.37%
	2013		0.65%	1.70%	12.03	12.03	695,070	8,409,493	13.95%	13.95%	2.66%
	2012	6/4/12	0.90%	0.90%	10.56	10.56	10,301	108,777	9.31%	9.31%	2.96%
LVIP American Balanced Allocation Fund Service Class
	2016		0.30%	1.65%	10.28	10.65	2,397,182	24,891,285	4.10%	5.51%	2.17%
	2015		0.30%	1.65%	9.87	9.96	1,245,806	12,378,996	-2.65%	-2.11%	4.57%
	2014	7/21/14	1.10%	1.65%	10.14	10.18	257,979	2,624,183	-0.71%	1.70%	5.19%
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	11.62	12.57	19,746,245	240,375,458	13.74%	16.73%	1.41%
	2015		0.60%	3.20%	10.22	10.76	14,100,392	148,581,982	-7.26%	-4.82%	1.83%
	2014	1/7/14	0.60%	3.20%	11.02	11.31	7,508,948	84,015,445	1.36%	13.56%	0.70%
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.90%	12.08	12.22	54,114	654,522	3.70%	3.96%	1.90%
	2015		0.65%	0.90%	11.65	11.76	48,002	559,801	-2.98%	-2.73%	3.39%
	2014		0.65%	0.90%	12.00	12.00	46,000	552,545	4.55%	4.55%	1.72%
	2013	4/29/13	0.90%	0.90%	11.48	11.48	57,213	656,928	5.56%	5.56%	1.88%
LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	2016		1.30%	2.80%	9.63	9.98	2,208,790	21,928,177	1.39%	2.92%	1.88%
	2015		1.30%	2.80%	9.52	9.70	1,471,731	14,213,210	-4.96%	-3.71%	4.02%
	2014	8/13/14	1.30%	2.60%	10.02	10.07	386,653	3,890,820	-1.15%	2.81%	3.84%
LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.65%	1.70%	11.52	12.11	55,099	665,837	1.57%	2.64%	1.29%
	2015		0.65%	1.70%	11.34	11.80	77,207	909,822	-4.79%	-3.79%	4.17%
	2014		0.65%	1.70%	11.91	12.26	70,567	860,217	0.83%	1.90%	2.32%
	2013	4/18/13	0.65%	1.70%	11.81	12.04	39,102	466,881	1.84%	11.61%	3.49%
LVIP American Global Growth Allocation Managed Risk Fund Service Class
	2016		1.30%	2.80%	9.27	9.61	6,605,037	63,222,610	0.10%	1.61%	1.36%
	2015		1.30%	2.80%	9.29	9.46	5,697,113	53,755,700	-5.97%	-4.74%	3.99%
	2014	8/18/14	1.30%	2.60%	9.88	9.93	1,928,498	19,140,578	-2.93%	2.40%	4.13%
LVIP American Global Growth Fund Service Class II
	2016		0.60%	3.20%	13.19	18.60	6,768,250	117,321,554	-2.92%	-0.37%	0.85%
	2015		0.60%	3.20%	13.59	18.67	6,603,420	116,266,383	3.22%	5.99%	1.61%
	2014		0.60%	3.20%	13.16	17.62	5,379,314	90,301,665	-1.34%	1.26%	0.99%
	2013		0.60%	3.20%	13.34	17.37	4,463,816	74,678,162	24.64%	27.86%	0.94%
	2012		0.65%	3.20%	10.72	13.59	3,950,993	52,186,669	18.33%	21.31%	1.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Small Capitalization Fund Service Class II
	2016		0.60%	3.15%	$10.68	$15.46	4,400,791	$63,532,834	-1.47%	1.07%	0.11%
	2015		0.60%	3.15%	10.84	15.26	4,755,786	68,593,027	-3.25%	-0.79%	0.22%
	2014		0.65%	3.15%	11.20	15.38	4,607,468	67,612,887	-1.46%	1.03%	0.00%
	2013		0.65%	3.15%	11.37	15.22	4,496,644	65,952,218	23.83%	26.96%	0.24%
	2012		0.65%	3.15%	9.18	11.99	4,370,857	50,971,346	14.11%	16.99%	1.05%
LVIP American Growth Allocation Fund Standard Class
	2016		0.40%	1.70%	10.73	13.56	163,494	2,122,250	4.66%	6.03%	2.18%
	2015		0.40%	1.70%	12.18	12.82	98,140	1,242,794	-2.56%	-1.48%	3.20%
	2014		0.60%	1.70%	12.50	13.01	56,849	732,076	3.84%	4.99%	2.44%
	2013		0.60%	1.70%	12.37	12.37	52,998	651,795	17.18%	17.18%	2.84%
	2012	3/5/12	0.65%	0.65%	10.56	10.56	29,710	313,703	5.40%	5.40%	2.88%
LVIP American Growth Allocation Fund Service Class
	2016		0.30%	1.65%	10.29	10.44	1,939,868	20,197,313	4.34%	4.92%	1.94%
	2015		1.10%	1.65%	9.88	9.95	1,326,973	13,171,250	-2.70%	-2.31%	3.87%
	2014	7/8/14	1.10%	1.50%	10.16	10.18	310,305	3,156,759	-0.69%	-0.13%	5.62%
LVIP American Growth Fund Service Class II
	2016		0.60%	3.20%	15.83	22.06	16,929,026	348,379,865	5.67%	8.45%	0.41%
	2015		0.60%	3.20%	14.98	20.34	16,800,673	321,970,300	3.11%	5.83%	0.26%
	2014		0.60%	3.20%	14.53	19.22	16,598,196	303,438,686	4.73%	7.48%	0.99%
	2013		0.60%	3.20%	13.87	17.85	15,625,430	268,413,384	25.57%	28.81%	0.61%
	2012		0.65%	3.20%	11.06	13.86	15,111,468	203,561,029	13.81%	16.69%	0.22%
LVIP American Growth-Income Fund Service Class II
	2016		0.60%	3.20%	16.25	22.17	14,615,380	303,742,739	7.66%	10.43%	1.59%
	2015		0.65%	3.20%	15.09	20.08	14,377,572	273,014,519	-2.07%	0.46%	1.40%
	2014		0.60%	3.20%	15.41	20.03	13,133,949	250,402,210	6.79%	9.60%	1.11%
	2013		0.60%	3.20%	14.43	18.24	12,555,756	220,496,857	28.84%	32.16%	1.07%
	2012		0.65%	3.20%	11.21	13.80	12,052,379	161,718,798	13.42%	16.29%	1.22%
LVIP American Income Allocation Fund Standard Class
	2016		0.65%	1.70%	12.66	12.66	4,752	57,078	4.94%	4.94%	7.02%
	2015		0.65%	0.65%	12.06	12.06	512	6,182	-1.34%	-1.34%	3.08%
	2014		0.65%	0.65%	12.23	12.23	522	6,381	5.52%	5.52%	10.93%
	2013	7/2/13	0.65%	0.65%	11.59	11.59	116	1,344	5.92%	5.92%	2.37%
LVIP American International Fund Service Class II
	2016		0.60%	3.20%	9.66	13.79	10,513,716	135,114,710	-0.10%	2.53%	0.95%
	2015		0.60%	3.20%	9.67	13.45	10,872,612	137,660,329	-7.84%	-5.41%	1.39%
	2014		0.60%	3.20%	10.49	14.19	10,256,151	138,656,243	-6.06%	-3.63%	0.88%
	2013		0.65%	3.20%	11.17	14.72	9,651,334	136,697,384	17.34%	20.37%	1.03%
	2012		0.65%	3.20%	9.53	12.23	9,463,522	112,475,522	13.81%	16.69%	2.58%
LVIP American Preservation Fund Standard Class
	2016		0.60%	1.90%	9.56	10.11	12,117	118,019	0.00%	1.31%	2.38%
	2015		0.60%	1.90%	9.56	9.98	8,177	81,310	-1.58%	-0.29%	1.25%
	2014		0.60%	1.90%	9.71	10.01	12,906	127,957	0.22%	1.53%	0.84%
	2013	1/25/13	0.60%	1.90%	9.69	9.86	21,962	214,542	-1.48%	0.07%	3.73%
LVIP American Preservation Fund Service Class
	2016		0.30%	1.65%	9.52	10.10	745,043	7,237,995	-0.09%	1.26%	1.27%
	2015		0.30%	1.65%	9.53	9.70	340,599	3,307,550	-1.68%	-1.13%	2.23%
	2014	8/25/14	1.10%	1.65%	9.69	9.82	15,494	151,898	-0.59%	-0.13%	1.21%
LVIP AQR Enhanced Global Strategies Fund Standard Class
	2015		0.40%	0.40%	10.54	10.54	1,350	14,227	1.55%	1.55%	1.53%
	2014	7/25/14	0.40%	0.40%	10.38	10.38	1,429	14,825	0.34%	0.34%	1.85%
LVIP AQR Enhanced Global Strategies Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.90%
	2015		0.30%	1.65%	10.31	10.51	247,690	2,566,129	0.18%	1.39%	1.84%
	2014	7/17/14	0.30%	1.50%	10.29	10.37	125,959	1,298,239	0.94%	3.25%	4.27%
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.40%	0.80%	10.67	10.78	59,546	641,310	4.99%	5.41%	0.75%
	2015		0.40%	0.80%	10.16	10.23	47,774	488,196	-5.29%	-4.91%	0.00%
	2014	9/22/14	0.40%	0.80%	10.73	10.76	48,824	524,975	5.18%	5.52%	0.75%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.30%	3.20%	$10.74	$22.98	8,462,121	$151,579,853	2.25%	5.25%	0.45%
	2015		0.30%	3.20%	10.20	22.42	9,602,526	165,654,313	-7.77%	-5.06%	0.00%
	2014		0.30%	3.20%	16.68	24.24	9,552,708	175,923,220	1.55%	4.18%	0.18%
	2013		0.65%	3.20%	16.36	23.81	10,317,699	184,552,492	35.66%	39.16%	0.45%
	2012		0.65%	3.20%	11.99	17.51	9,373,136	121,750,939	14.58%	17.48%	1.21%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.60%	0.65%	20.83	20.92	17,937	374,870	11.24%	11.30%	2.66%
	2015		0.60%	0.65%	18.73	18.80	5,893	110,478	-5.48%	-5.43%	0.84%
	2014		0.60%	0.65%	19.81	19.88	17,740	351,615	2.82%	2.87%	2.46%
	2013	10/30/13	0.60%	0.65%	19.27	19.32	5,234	100,976	2.22%	4.63%	2.77%
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.96	17.18	56,514,717	741,763,728	8.16%	11.01%	1.73%
	2015		0.60%	3.20%	10.09	15.84	45,976,859	547,885,035	-8.08%	-5.66%	1.68%
	2014		0.60%	3.20%	10.92	17.19	35,940,252	459,214,185	-0.02%	2.61%	1.41%
	2013		0.60%	3.20%	10.88	17.16	24,406,648	307,536,644	14.26%	17.16%	2.10%
	2012		0.65%	3.15%	9.94	14.98	6,108,551	65,997,067	13.07%	15.93%	0.57%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.68%
	2015		0.65%	1.90%	7.71	8.04	17,770	139,424	-16.61%	-15.56%	1.59%
	2014		0.60%	1.90%	9.25	9.54	13,176	123,192	-6.68%	-5.46%	1.66%
	2013	4/18/13	0.60%	1.90%	9.91	10.09	6,337	63,377	-2.57%	4.75%	1.93%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.66%
	2015		0.30%	3.20%	7.33	7.99	27,622,413	212,918,114	-17.89%	-15.47%	1.59%
	2014		0.30%	3.20%	8.92	9.48	18,013,586	166,516,334	-8.12%	-5.70%	1.22%
	2013		0.60%	3.20%	9.71	10.05	9,192,141	91,068,793	-11.02%	-8.72%	1.02%
	2012	9/28/12	0.65%	3.20%	10.91	11.01	666,865	7,314,827	1.90%	8.84%	1.87%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
	2016		0.60%	1.70%	9.73	10.13	16,019	159,954	1.12%	2.24%	0.52%
	2015		0.60%	1.70%	9.62	9.90	26,009	255,285	-5.93%	-4.89%	1.05%
	2014		0.60%	1.70%	10.23	10.41	28,334	292,902	-1.89%	-0.81%	0.99%
	2013	9/17/13	0.60%	1.70%	10.42	10.50	26,759	279,805	1.48%	4.71%	0.00%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	2016		0.60%	3.20%	9.10	9.98	94,897,830	910,479,083	-0.73%	1.84%	0.70%
	2015		0.65%	3.20%	9.16	9.80	95,115,923	905,299,405	-7.66%	-5.27%	0.78%
	2014		0.65%	3.20%	9.92	10.35	74,198,915	753,659,786	-3.69%	-1.20%	0.90%
	2013	5/20/13	0.65%	3.20%	10.30	10.47	29,999,735	311,901,805	1.26%	9.06%	0.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	2016	6/14/16	0.65%	3.15%	10.03	10.20	6,656,287	67,444,230	-1.95%	1.66%	1.90%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.40%	1.90%	9.99	11.15	77,400	846,379	1.62%	2.95%	1.25%
	2015		0.60%	1.90%	9.83	10.83	61,202	653,809	-4.65%	-3.40%	1.06%
	2014		0.60%	1.90%	10.66	11.21	45,430	500,779	1.33%	2.45%	1.58%
	2013		0.60%	1.70%	10.52	10.94	42,520	457,685	-9.92%	-8.92%	0.43%
	2012	3/1/12	0.60%	1.90%	11.34	12.01	28,208	334,580	0.82%	5.06%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2016		0.30%	3.20%	9.10	10.95	73,298,727	748,802,675	0.07%	2.66%	0.74%
	2015		0.59%	3.14%	9.09	10.66	73,741,592	741,288,073	-6.07%	-3.64%	1.19%
	2014		0.59%	3.14%	9.68	11.07	74,918,783	789,620,892	-0.36%	2.21%	0.95%
	2013		0.59%	3.14%	9.62	10.83	72,358,284	753,786,479	-11.45%	-8.33%	0.33%
	2012		0.65%	3.20%	10.62	11.92	32,045,992	370,932,011	2.90%	5.56%	0.00%
LVIP BlackRock Multi-Asset Income Fund Standard Class
	2016		0.40%	0.80%	10.09	10.09	25,501	257,188	6.58%	6.58%	2.72%
	2015		0.40%	0.40%	9.47	9.47	23,295	220,487	-4.31%	-4.31%	1.44%
	2014	10/22/14	0.40%	0.40%	9.89	9.89	21,018	207,896	-0.07%	-0.07%	38.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Multi-Asset Income Fund Service Class
	2016		0.30%	1.65%	$9.69	$10.05	643,274	$6,299,800	4.99%	6.42%	3.12%
	2015		0.30%	1.65%	9.23	9.32	379,203	3,524,117	-5.73%	-5.21%	4.81%
	2014	7/17/14	1.10%	1.65%	9.80	9.83	97,900	961,740	-2.80%	-1.52%	6.05%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	2016	6/13/16	0.65%	3.00%	10.33	10.48	11,369,232	118,376,390	-0.20%	4.03%	1.09%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.05%
	2015	8/25/15	0.65%	0.65%	9.06	9.06	33,610	304,560	-0.26%	-0.26%	0.37%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
	2015	5/19/15	0.65%	3.00%	8.91	9.05	2,965,601	26,647,714	-13.35%	-1.64%	0.22%
LVIP Blended Core Equity Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	10.59	10.92	6,499	70,270	7.19%	8.32%	1.17%
	2015		0.65%	1.70%	9.88	10.09	6,889	68,980	-5.52%	-4.52%	1.25%
	2014	12/18/14	0.65%	1.70%	10.45	10.56	6,259	65,848	-0.99%	-0.09%	1.61%
LVIP Blended Core Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.02	10.81	20,459,234	214,840,338	5.23%	7.95%	1.10%
	2015		0.65%	3.20%	9.52	10.02	12,493,072	122,709,888	-7.26%	-4.86%	1.02%
	2014	1/8/14	0.65%	3.20%	10.26	10.53	5,878,451	61,310,738	-1.30%	9.14%	2.28%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		1.30%	2.80%	13.66	19.83	134,037	2,271,920	-4.04%	-2.59%	0.44%
	2015		1.30%	2.80%	14.20	20.36	132,967	2,331,556	-1.46%	0.03%	0.00%
	2014		1.30%	2.80%	14.36	20.35	126,910	2,252,518	2.49%	3.99%	0.00%
	2013		1.30%	2.75%	13.98	19.57	142,373	2,446,788	22.22%	23.88%	0.00%
	2012		1.30%	2.65%	11.42	15.80	160,781	2,243,019	13.35%	14.89%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	2016		0.60%	3.20%	12.16	19.04	27,841,251	443,437,385	-4.66%	-2.15%	0.23%
	2015		0.60%	3.20%	12.76	19.60	21,622,553	358,222,133	-2.10%	0.48%	0.00%
	2014		0.60%	3.20%	13.03	19.65	13,936,492	234,535,641	1.78%	4.46%	0.00%
	2013		0.60%	3.20%	12.80	18.96	9,802,967	160,591,468	21.24%	24.37%	0.00%
	2012		0.65%	3.20%	10.56	15.35	4,411,010	60,049,258	12.45%	15.35%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016	1/29/16	0.65%	0.90%	17.82	18.14	4,436	79,489	8.24%	10.21%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	8.78	14.96	44,642,154	441,131,535	-1.21%	1.39%	0.00%
	2015		0.60%	3.20%	8.85	15.11	29,066,347	285,610,686	-7.45%	-5.01%	0.00%
	2014		0.60%	3.20%	9.53	16.28	23,713,219	248,098,513	-10.46%	-8.14%	0.00%
	2013		0.65%	3.20%	10.61	18.14	14,636,851	168,724,647	20.60%	23.72%	0.00%
	2012		0.65%	3.20%	8.79	15.00	4,348,921	40,704,286	2.87%	5.52%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.40%	0.40%	10.39	10.39	31,155	323,593	0.78%	0.78%	3.85%
	2015		0.40%	0.40%	10.31	10.31	29,765	306,765	-1.62%	-1.62%	3.05%
	2014	9/22/14	0.40%	0.40%	10.48	10.48	27,800	291,225	5.78%	5.78%	2.84%
LVIP Clarion Global Real Estate Fund Service Class
	2016		0.30%	3.20%	7.79	17.47	11,133,444	98,412,635	-2.24%	0.64%	3.57%
	2015		0.30%	3.20%	7.94	17.83	11,895,797	105,644,091	-4.57%	-2.06%	2.84%
	2014		0.60%	3.20%	8.29	18.63	11,604,961	105,950,000	10.02%	12.92%	2.23%
	2013		0.60%	3.20%	7.51	16.89	12,385,268	101,071,326	-0.21%	2.37%	0.00%
	2012		0.65%	3.20%	7.50	16.89	11,904,617	95,736,001	20.48%	23.59%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	2016		0.65%	3.15%	9.17	9.56	8,814,090	82,886,555	0.22%	2.75%	0.83%
	2015	5/18/15	0.65%	3.15%	9.15	9.30	5,489,986	50,734,955	-9.06%	0.74%	1.28%
LVIP Delaware Bond Fund Standard Class
	2016		0.40%	3.00%	10.13	19.88	4,909,179	84,517,844	-0.31%	2.31%	2.41%
	2015		0.40%	3.00%	10.16	19.62	5,497,881	94,155,133	-2.58%	-0.01%	2.26%
	2014		0.40%	3.00%	10.43	19.82	6,086,602	106,592,128	2.84%	4.61%	1.91%
	2013		1.30%	3.00%	10.14	18.97	7,178,428	121,752,782	-5.20%	-3.57%	1.68%
	2012		1.30%	3.00%	10.70	19.69	8,572,620	152,403,393	3.46%	5.23%	1.89%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund Service Class
	2016		0.30%	3.20%	$9.79	$14.88	228,604,065	$3,059,974,255	-0.86%	2.06%	2.27%
	2015		0.30%	3.20%	9.88	14.69	213,372,807	2,823,625,874	-3.12%	-0.56%	2.08%
	2014		0.60%	3.20%	10.20	14.83	197,607,072	2,647,516,142	2.28%	4.97%	1.75%
	2013		0.60%	3.20%	9.97	14.24	189,824,697	2,446,199,219	-5.71%	-3.28%	1.53%
	2012		0.65%	3.20%	10.57	14.82	172,657,336	2,330,108,586	2.94%	5.55%	1.76%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.40%	2.15%	9.39	10.45	133,277	1,346,836	0.07%	1.91%	0.00%
	2015		0.40%	2.15%	9.38	10.28	174,165	1,749,425	-2.82%	-1.31%	2.02%
	2014		0.60%	2.15%	9.66	10.41	126,128	1,279,012	-1.52%	0.01%	1.50%
	2013		0.60%	2.15%	10.01	10.41	97,323	988,536	-0.94%	0.15%	2.00%
	2012	3/26/12	0.60%	1.70%	10.10	10.40	4,316	44,255	0.43%	2.17%	2.90%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		0.30%	3.20%	8.67	10.27	73,387,272	701,113,998	-1.21%	1.70%	0.00%
	2015		0.30%	3.20%	8.78	10.13	75,927,711	723,155,146	-4.09%	-1.56%	1.32%
	2014		0.60%	3.20%	9.15	10.29	76,869,743	751,796,586	-2.80%	-0.24%	1.15%
	2013		0.60%	3.20%	9.42	10.30	67,745,589	671,179,345	-2.66%	-0.15%	0.83%
	2012		0.65%	3.20%	9.67	10.31	19,747,210	197,971,410	0.69%	3.29%	1.39%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		1.30%	2.65%	13.64	20.43	228,894	4,422,339	2.86%	4.26%	1.53%
	2015		1.30%	2.65%	13.24	19.60	258,273	4,810,124	-3.91%	-2.61%	1.56%
	2014		1.30%	2.65%	13.76	20.12	323,940	6,233,953	1.61%	3.00%	2.22%
	2013		1.30%	2.65%	13.52	19.54	426,362	7,980,316	17.21%	18.68%	1.37%
	2012		1.30%	2.55%	11.53	16.52	567,202	8,954,404	10.44%	11.83%	1.59%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2016		0.75%	2.85%	13.09	19.62	774,824	13,171,941	2.40%	4.57%	1.28%
	2015		0.75%	2.85%	12.79	18.87	900,203	14,777,248	-4.35%	-2.31%	1.33%
	2014		0.65%	2.85%	13.37	19.44	1,085,243	18,532,982	1.15%	3.40%	1.94%
	2013		0.65%	2.85%	13.21	18.93	1,304,751	21,722,483	16.57%	19.16%	1.26%
	2012		0.65%	2.90%	11.13	16.00	1,506,881	21,274,343	9.84%	12.28%	1.44%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.40%	2.70%	16.68	28.51	300,322	7,450,235	3.80%	5.26%	1.38%
	2015		1.30%	2.80%	16.04	27.23	345,403	8,181,511	-3.41%	-1.95%	1.38%
	2014		1.30%	2.80%	16.56	27.93	380,182	9,350,606	12.02%	13.71%	1.46%
	2013		1.30%	2.80%	14.73	23.88	451,153	9,794,822	31.95%	33.94%	1.19%
	2012		1.30%	2.80%	11.13	17.98	560,004	9,070,228	12.21%	13.79%	0.73%
LVIP Delaware Social Awareness Fund Service Class
	2016		0.65%	3.15%	14.97	26.38	2,769,135	57,545,387	2.97%	5.57%	1.08%
	2015		0.65%	3.15%	14.48	25.16	3,033,071	60,575,856	-3.94%	-1.66%	1.08%
	2014		0.65%	3.00%	15.03	25.76	3,110,764	64,510,306	11.40%	14.05%	1.21%
	2013		0.65%	3.00%	13.46	22.75	3,317,344	61,218,438	31.21%	34.34%	0.97%
	2012		0.65%	3.00%	10.55	17.05	3,180,903	45,098,660	11.49%	14.14%	0.40%
LVIP Delaware Special Opportunities Fund Service Class
	2016		0.65%	3.15%	13.91	24.21	3,768,454	59,555,277	16.27%	19.21%	1.27%
	2015		0.65%	3.15%	11.93	20.78	3,788,707	50,665,570	-3.19%	-0.74%	0.91%
	2014		0.65%	3.15%	12.28	21.42	3,774,984	51,324,683	3.93%	6.56%	0.99%
	2013		0.65%	3.15%	11.79	20.57	3,943,413	50,793,495	29.19%	32.45%	0.79%
	2012		0.65%	3.15%	9.10	15.89	3,869,080	37,946,677	10.98%	13.79%	0.42%
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	2016		0.40%	1.90%	8.83	10.05	134,949	1,340,711	0.05%	1.57%	1.84%
	2015		0.40%	1.90%	8.70	9.92	182,420	1,794,623	-5.78%	-4.35%	0.84%
	2014		0.40%	1.90%	9.91	10.39	264,344	2,731,923	-9.24%	-8.05%	2.51%
	2013		0.60%	1.90%	10.92	11.30	152,261	1,718,117	12.96%	14.43%	2.79%
	2012		0.60%	1.90%	9.70	9.87	84,607	834,490	16.77%	18.00%	3.53%
LVIP Dimensional International Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	8.56	10.71	27,310,098	255,372,817	-1.48%	1.11%	2.01%
	2015		0.60%	3.20%	8.69	10.62	25,143,655	234,564,080	-7.23%	-4.78%	0.82%
	2014		0.60%	3.20%	9.37	11.18	17,282,606	171,228,521	-10.64%	-8.29%	2.38%
	2013		0.60%	3.20%	10.49	12.22	8,871,404	96,814,879	11.22%	14.09%	2.74%
	2012		0.65%	3.20%	9.46	9.83	2,937,775	28,397,526	14.97%	17.70%	2.59%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional International Core Equity Fund Standard Class
	2016		0.40%	1.10%	$9.39	$9.43	159,195	$1,499,132	3.83%	4.09%	3.31%
	2015	6/30/15	0.40%	0.65%	9.04	9.06	37,724	341,341	-7.33%	0.76%	1.90%
LVIP Dimensional International Core Equity Fund Service Class
	2016		0.30%	3.15%	9.00	9.40	1,118,761	10,303,692	1.21%	3.93%	2.12%
	2015	5/19/15	0.30%	2.95%	8.89	9.05	598,280	5,366,591	-12.59%	3.19%	1.57%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.40%	0.80%	10.93	26.24	75,952	1,576,732	13.67%	13.95%	1.87%
	2015	7/13/15	0.40%	0.65%	9.59	23.08	44,751	942,332	-4.91%	1.67%	3.20%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2016		0.30%	3.15%	11.54	21.47	3,051,355	52,633,212	10.69%	13.33%	1.26%
	2015		0.60%	2.95%	13.93	19.40	2,534,588	39,639,227	-5.18%	-2.99%	1.28%
	2014		0.65%	2.95%	14.68	20.46	2,602,579	42,493,002	9.50%	12.04%	1.55%
	2013		0.65%	2.95%	13.39	18.68	3,082,752	45,481,537	28.94%	31.94%	1.45%
	2012		0.65%	2.95%	10.38	14.49	3,189,434	36,050,101	11.58%	14.17%	0.72%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2016		0.40%	0.65%	10.95	10.99	115,458	1,267,876	16.00%	16.29%	1.74%
	2015	9/8/15	0.40%	0.65%	9.44	9.45	54,721	516,873	0.38%	2.18%	1.06%
LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	2016		0.30%	2.95%	10.49	10.96	1,404,206	15,056,208	13.09%	16.02%	1.85%
	2015	5/20/15	0.30%	2.95%	9.28	9.45	372,458	3,485,776	-8.68%	2.19%	1.22%
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	2016		0.40%	1.90%	10.59	14.92	245,471	3,454,035	9.04%	10.69%	1.00%
	2015		0.40%	1.90%	9.57	13.50	352,952	4,437,665	-9.35%	-7.98%	1.18%
	2014		0.40%	1.90%	14.03	14.70	332,493	4,813,792	2.73%	4.07%	1.26%
	2013		0.60%	1.90%	13.65	14.13	162,325	2,289,505	26.74%	28.40%	1.66%
	2012		0.60%	1.90%	10.81	10.99	82,495	906,466	15.43%	16.65%	1.67%
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	10.55	16.18	35,793,467	497,404,950	7.37%	10.52%	1.05%
	2015		0.30%	3.20%	9.55	14.72	29,811,348	378,661,197	-10.75%	-8.12%	1.05%
	2014		0.30%	3.20%	13.26	16.11	21,410,663	300,277,840	1.15%	3.81%	0.90%
	2013		0.60%	3.20%	13.18	15.56	12,170,990	166,034,802	25.05%	28.02%	1.22%
	2012		0.65%	3.00%	10.54	10.95	4,541,689	48,901,415	13.66%	16.36%	1.01%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.40%	1.90%	10.17	10.94	510,152	5,443,570	0.19%	1.70%	2.04%
	2015		0.40%	1.90%	10.15	10.78	330,344	3,514,167	-1.57%	-0.09%	1.49%
	2014		0.40%	1.90%	10.31	10.81	459,743	4,935,666	2.67%	4.01%	2.15%
	2013		0.60%	1.90%	10.04	10.39	221,441	2,289,428	-4.59%	-3.34%	2.10%
	2012		0.60%	1.90%	10.56	10.74	93,099	999,276	1.98%	3.06%	2.58%
LVIP Dimensional/Vanguard Total Bond Fund Service Class
	2016		0.30%	3.20%	9.32	10.79	46,575,970	473,481,546	-1.37%	1.52%	1.36%
	2015		0.30%	3.20%	9.45	10.66	40,323,253	408,799,837	-3.09%	-0.53%	1.49%
	2014		0.60%	3.20%	9.75	10.71	32,833,097	338,067,481	1.11%	3.77%	1.65%
	2013		0.60%	3.20%	9.64	10.31	21,685,649	217,354,625	-6.06%	-3.63%	1.40%
	2012		0.65%	3.20%	10.26	10.70	12,172,914	127,902,501	0.22%	2.81%	1.73%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	8.13	13.95	78,982,769	725,286,082	-1.06%	1.86%	1.22%
	2015		0.30%	3.20%	8.19	13.73	74,921,702	683,969,015	-11.15%	-8.80%	1.27%
	2014		0.60%	3.20%	9.18	15.36	58,481,505	593,312,037	-5.31%	-2.82%	1.47%
	2013		0.60%	3.20%	9.66	16.18	35,895,869	379,146,347	15.86%	18.86%	1.49%
	2012		0.65%	3.20%	8.31	13.93	17,221,882	154,522,717	17.16%	20.13%	1.77%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	2016		0.30%	1.65%	9.44	9.58	223,180	2,126,674	-0.57%	-0.02%	0.77%
	2015		1.10%	1.65%	9.49	9.58	218,147	2,083,712	-4.59%	-4.06%	1.84%
	2014	8/11/14	1.10%	1.65%	9.95	9.98	59,280	591,623	-1.44%	0.36%	3.93%
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	10.55	10.55	979	10,336	10.64%	10.64%	2.61%
	2015		0.65%	0.65%	9.54	9.54	1,014	9,674	-8.31%	-8.31%	1.64%
	2014	9/22/14	0.65%	0.65%	10.40	10.40	1,900	19,769	-2.92%	-2.92%	1.56%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	2016		0.60%	3.20%	$9.67	$10.46	25,533,930	$258,576,706	7.46%	10.29%	2.42%
	2015		0.60%	3.20%	9.00	9.48	17,970,955	166,643,018	-10.93%	-8.58%	3.14%
	2014	1/9/14	0.60%	3.20%	10.10	10.37	8,583,610	87,998,782	-4.39%	8.31%	2.44%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.65%	16.87	16.87	10,403	175,465	4.34%	4.34%	2.26%
	2015		0.65%	0.65%	16.17	16.17	7,033	113,698	-2.63%	-2.63%	4.16%
	2014	8/25/14	0.65%	0.65%	16.60	16.60	2,012	33,410	-0.15%	-0.15%	1.98%
	2012	9/12/12	1.70%	1.70%	13.97	13.97	3,663	51,153	0.55%	0.55%	1.49%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2016		0.60%	3.25%	11.16	16.16	84,921,037	1,255,511,370	1.45%	4.13%	1.81%
	2015		0.60%	3.20%	11.00	15.17	86,710,812	1,244,285,799	-5.31%	-2.82%	1.89%
	2014		0.60%	3.20%	11.62	15.72	82,528,356	1,231,323,568	2.11%	4.75%	1.84%
	2013		0.65%	3.20%	11.38	15.09	76,136,302	1,095,714,114	6.03%	8.76%	1.86%
	2012		0.60%	3.20%	10.74	13.96	59,642,778	797,064,640	6.11%	8.79%	4.29%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.60%	1.70%	15.57	16.93	238,437	4,010,369	2.98%	4.12%	1.79%
	2015		0.60%	1.70%	15.12	16.26	247,590	4,002,312	-5.31%	-4.27%	1.98%
	2014		0.60%	1.70%	15.97	16.98	241,037	4,067,734	1.72%	2.85%	2.19%
	2013	1/10/13	0.60%	1.70%	15.70	16.51	222,966	3,659,166	5.21%	9.34%	3.44%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.51%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2016		0.30%	3.20%	10.08	14.21	620,705,979	8,206,660,387	1.20%	4.17%	1.55%
	2015		0.30%	3.20%	9.68	13.77	654,613,205	8,408,274,523	-6.96%	-4.22%	1.76%
	2014		0.30%	3.20%	11.44	14.69	608,030,501	8,257,330,275	-0.05%	2.54%	2.01%
	2013		0.65%	3.20%	11.45	14.66	458,530,041	6,143,754,716	9.70%	12.53%	2.07%
	2012		0.65%	3.20%	10.45	13.33	196,562,087	2,378,472,131	5.50%	8.17%	3.11%
LVIP Global Income Fund Standard Class
	2016		0.40%	0.40%	9.75	9.75	63,816	622,192	0.11%	0.11%	0.00%
	2015	12/14/15	0.40%	0.40%	9.74	9.74	5,445	53,033	0.28%	0.28%	0.00%
LVIP Global Income Fund Service Class
	2016		0.30%	3.20%	8.63	11.74	54,819,986	594,206,023	-2.90%	-0.04%	0.00%
	2015		0.30%	3.20%	8.89	11.79	54,548,202	599,143,037	-5.35%	-2.85%	2.97%
	2014		0.60%	3.20%	9.39	12.14	51,337,307	586,449,226	-1.52%	1.08%	0.37%
	2013		0.60%	3.20%	9.54	12.05	44,409,424	507,160,913	-6.12%	-3.66%	0.26%
	2012		0.60%	3.20%	10.08	12.50	40,326,405	482,894,133	4.04%	6.78%	1.75%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.65%	1.70%	15.43	16.71	54,491	854,670	2.58%	3.67%	1.76%
	2015		0.65%	1.70%	15.05	16.12	49,475	767,170	-5.00%	-4.00%	2.46%
	2014		0.65%	1.70%	15.84	15.84	36,624	583,356	2.39%	2.39%	3.93%
	2013	11/14/13	1.70%	1.70%	15.47	15.47	3,252	50,305	1.72%	1.72%	1.69%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2016		0.30%	3.20%	10.10	14.92	474,208,425	6,512,157,024	0.80%	3.76%	1.45%
	2015		0.30%	3.20%	9.74	14.52	494,104,981	6,624,070,189	-6.65%	-3.90%	1.79%
	2014		0.30%	3.20%	11.47	15.25	462,756,704	6,543,502,598	0.61%	3.26%	1.88%
	2013		0.60%	3.20%	11.40	14.87	374,792,206	5,192,083,585	8.07%	10.86%	1.88%
	2012		0.65%	3.20%	10.55	13.49	210,587,184	2,680,696,958	5.88%	8.61%	3.73%
LVIP Goldman Sachs Income Builder Fund Standard Class
	2016		0.40%	0.40%	10.41	10.41	2,806	29,222	8.51%	8.51%	3.24%
	2015		0.40%	0.40%	9.60	9.60	1,998	19,182	-4.24%	-4.24%	3.26%
	2014	9/25/14	0.40%	0.40%	10.02	10.02	1,998	20,030	-0.68%	-0.68%	2.54%
LVIP Goldman Sachs Income Builder Fund Service Class
	2016		0.30%	1.65%	10.01	10.16	387,317	3,924,522	6.89%	7.48%	3.28%
	2015		1.10%	1.65%	9.36	9.45	261,456	2,467,548	-5.66%	-5.14%	5.42%
	2014	7/17/14	1.10%	1.65%	9.93	9.96	59,236	589,544	-2.73%	-1.55%	6.10%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund Standard Class
	2016		0.65%	2.80%	$8.11	$10.78	2,704,726	$26,325,639	-2.73%	-0.62%	0.03%
	2015		0.65%	2.80%	8.33	10.93	2,909,749	28,823,142	-2.64%	-0.63%	0.02%
	2014		0.65%	2.70%	8.55	11.09	3,254,385	32,987,039	-2.64%	-0.62%	0.03%
	2013		0.65%	2.70%	8.78	11.24	3,896,189	40,141,761	-2.64%	-0.63%	0.02%
	2012		0.65%	2.70%	9.01	11.39	4,634,580	48,429,176	-2.59%	-1.27%	0.03%
LVIP Government Money Market Fund Service Class
	2016		0.60%	3.20%	8.01	10.09	23,824,249	221,280,316	-3.12%	-0.58%	0.02%
	2015		0.60%	3.20%	8.25	10.15	25,821,065	243,717,501	-3.13%	-0.60%	0.02%
	2014		0.60%	3.20%	8.49	10.22	27,288,172	261,892,224	-3.12%	-0.57%	0.03%
	2013		0.60%	3.20%	8.73	10.31	28,577,156	279,399,807	-3.13%	-0.59%	0.02%
	2012		0.60%	3.20%	8.96	10.38	32,954,585	327,023,277	-3.12%	-0.57%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.00	10.70	24,266,484	252,720,561	7.27%	10.04%	0.98%
	2015		0.65%	3.20%	9.36	9.72	11,727,842	112,125,691	-7.98%	-5.79%	2.34%
	2014	5/21/14	0.65%	3.00%	10.16	10.32	2,962,723	30,368,858	-1.27%	5.42%	1.21%
LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	9.68	9.99	7,486	73,649	4.45%	5.55%	0.88%
	2015		0.65%	1.70%	9.26	9.46	7,824	73,270	-10.13%	-9.18%	1.80%
	2014	12/18/14	0.65%	1.70%	10.31	10.42	7,645	79,229	-0.55%	0.20%	1.38%
LVIP Invesco Select Equity Managed Volatility Fund Service Class
	2016		0.65%	3.20%	9.21	9.88	13,120,151	125,918,995	2.73%	5.18%	0.61%
	2015		0.60%	3.00%	8.96	9.40	12,266,560	112,987,141	-11.60%	-9.45%	1.76%
	2014	1/8/14	0.60%	3.00%	10.14	10.39	6,726,601	69,143,345	-2.64%	6.66%	1.51%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.40%	0.40%	10.67	10.67	12,688	135,347	12.81%	12.81%	6.53%
	2015	3/16/15	0.40%	0.40%	9.46	9.46	3,650	34,516	-5.90%	-5.90%	6.27%
LVIP JPMorgan High Yield Fund Service Class
	2016		0.30%	3.20%	10.63	14.55	12,636,264	171,948,352	9.42%	12.64%	4.85%
	2015		0.30%	3.20%	10.44	12.96	11,845,097	144,644,651	-7.19%	-4.75%	4.76%
	2014		0.60%	3.20%	11.25	13.61	11,221,017	145,022,804	-0.65%	1.97%	4.03%
	2013		0.60%	3.20%	11.32	13.32	11,062,730	141,403,669	2.95%	5.61%	4.78%
	2012		0.65%	3.20%	11.00	12.61	10,089,573	123,454,963	11.02%	13.89%	5.08%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.60%	1.70%	21.25	23.11	11,443	261,009	8.16%	9.35%	0.67%
	2015		0.60%	1.70%	20.73	21.13	9,667	202,679	-8.57%	-8.29%	0.78%
	2014	3/11/14	0.60%	0.90%	22.67	23.04	3,485	80,064	2.19%	6.57%	1.70%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	2016		0.30%	3.20%	10.59	18.98	42,499,005	528,788,436	6.27%	9.39%	0.53%
	2015		0.30%	3.20%	10.30	17.81	33,655,363	386,903,796	-10.86%	-8.51%	0.58%
	2014		0.60%	3.20%	11.52	19.93	24,046,021	305,870,193	4.45%	7.20%	0.67%
	2013		0.60%	3.20%	11.02	19.04	15,748,040	189,103,437	19.96%	23.06%	0.42%
	2012		0.65%	3.20%	9.15	15.83	3,507,185	34,515,420	10.17%	12.73%	0.00%
LVIP Managed Risk Profile 2010 Fund Service Class
	2016		0.75%	2.80%	10.71	13.04	430,449	5,156,296	1.30%	3.39%	1.70%
	2015		0.75%	2.80%	10.57	12.61	412,768	4,819,910	-4.56%	-2.58%	1.52%
	2014		0.75%	2.80%	11.08	12.95	466,189	5,629,418	1.63%	3.73%	1.55%
	2013		0.75%	2.80%	10.90	12.48	550,183	6,458,866	5.66%	7.85%	0.99%
	2012		0.75%	2.80%	10.31	11.57	669,034	7,354,722	5.28%	7.46%	1.67%
LVIP Managed Risk Profile 2020 Fund Service Class
	2016		0.75%	2.80%	10.27	12.51	903,261	10,363,985	1.32%	3.42%	1.63%
	2015		0.75%	2.80%	10.14	12.10	962,889	10,787,116	-5.15%	-3.18%	1.38%
	2014		0.75%	2.80%	10.69	12.50	1,237,075	14,457,969	1.25%	3.35%	1.53%
	2013		0.75%	2.80%	10.56	12.09	1,483,685	16,908,022	7.79%	10.02%	1.13%
	2012		0.75%	2.80%	9.80	10.99	1,525,836	15,957,108	5.12%	7.30%	1.53%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2030 Fund Service Class
	2016		0.75%	2.85%	$9.98	$12.21	451,618	$5,018,195	0.55%	2.68%	1.39%
	2015		0.75%	2.85%	9.92	11.89	570,149	6,240,374	-5.63%	-3.63%	1.42%
	2014		0.75%	2.85%	10.52	12.34	643,512	7,396,794	0.98%	3.12%	1.59%
	2013		0.75%	2.85%	10.41	11.97	866,126	9,728,805	10.27%	12.61%	1.06%
	2012		0.75%	2.85%	9.44	10.63	1,045,549	10,532,657	4.61%	6.82%	1.32%
LVIP Managed Risk Profile 2040 Fund Service Class
	2016		1.15%	2.85%	9.41	11.08	372,684	3,943,414	0.64%	2.36%	1.15%
	2015		1.15%	2.85%	9.35	10.82	529,161	5,465,955	-6.18%	-4.57%	1.44%
	2014		1.15%	2.85%	9.96	11.34	551,697	6,008,028	0.32%	2.04%	1.99%
	2013		1.15%	2.85%	9.93	11.12	568,319	6,093,933	12.99%	14.92%	1.03%
	2012		1.15%	2.85%	8.79	9.67	594,495	5,576,367	3.86%	5.64%	1.19%
LVIP MFS International Growth Fund Standard Class
	2016		0.40%	0.40%	9.54	9.54	3,226	30,783	1.26%	1.26%	1.31%
	2015		0.40%	0.40%	9.42	9.42	2,315	21,813	0.89%	0.89%	1.04%
	2014	12/26/14	0.40%	0.40%	9.34	9.34	1,030	9,625	-1.20%	-1.20%	0.00%
LVIP MFS International Growth Fund Service Class
	2016		0.30%	3.15%	7.85	13.89	16,044,331	151,467,517	-1.74%	1.10%	1.21%
	2015		0.30%	3.15%	7.96	13.81	16,027,294	151,468,387	-2.09%	0.44%	0.94%
	2014		0.60%	3.15%	8.11	13.77	16,020,823	152,281,315	-8.09%	-5.86%	0.81%
	2013		0.60%	3.00%	8.81	14.66	15,179,658	154,127,586	9.97%	12.64%	0.58%
	2012		0.60%	3.00%	8.00	13.10	14,701,095	133,401,119	15.65%	18.40%	0.52%
LVIP MFS International Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	8.23	9.03	22,793,487	198,252,903	-4.65%	-2.19%	1.05%
	2015		0.65%	3.20%	8.63	9.23	18,835,776	169,165,297	-3.28%	-0.78%	0.88%
	2014		0.65%	3.20%	8.93	9.31	9,592,942	87,740,296	-10.27%	-7.95%	0.77%
	2013	5/20/13	0.65%	3.20%	9.95	10.11	3,467,430	34,818,787	-0.83%	7.53%	1.28%
LVIP MFS Value Fund Standard Class
	2016		0.40%	0.40%	12.11	12.11	4,009	48,535	13.60%	13.60%	5.43%
	2015		0.40%	0.40%	10.66	10.66	819	8,726	-0.94%	-0.94%	2.11%
	2014	12/11/14	0.40%	0.40%	10.76	10.76	635	6,835	0.95%	0.95%	2.30%
LVIP MFS Value Fund Service Class
	2016		0.30%	3.20%	12.06	20.74	53,858,219	875,717,211	10.20%	13.44%	1.58%
	2015		0.30%	3.20%	10.63	18.77	56,764,141	823,905,112	-3.92%	-1.09%	1.79%
	2014		0.30%	3.20%	12.38	19.49	59,468,552	879,626,819	6.76%	9.52%	2.18%
	2013		0.65%	3.20%	11.55	18.21	62,841,073	850,091,010	31.35%	34.74%	1.47%
	2012		0.65%	3.20%	8.76	13.83	66,735,671	672,516,930	12.44%	15.29%	0.98%
LVIP Mondrian International Value Fund Standard Class
	2016		0.40%	2.70%	9.02	22.26	563,743	11,558,237	1.24%	3.60%	2.65%
	2015		0.40%	2.70%	8.70	21.80	628,928	12,634,030	-6.36%	-4.18%	2.78%
	2014		0.40%	2.70%	11.90	23.08	718,501	15,332,417	-5.14%	-3.80%	3.77%
	2013		1.30%	2.70%	12.52	23.46	794,784	17,910,281	18.60%	20.27%	2.50%
	2012		1.30%	2.70%	10.53	19.66	798,201	15,038,849	6.70%	8.20%	2.74%
LVIP Mondrian International Value Fund Service Class
	2016		0.30%	3.20%	8.67	20.70	21,180,600	272,429,401	0.49%	3.44%	2.49%
	2015		0.30%	3.18%	8.51	20.22	22,114,744	278,699,287	-7.04%	-4.64%	2.70%
	2014		0.63%	3.18%	9.51	21.36	22,620,521	301,725,103	-5.83%	-3.40%	3.72%
	2013		0.63%	3.18%	10.05	22.26	23,262,285	323,304,014	17.74%	20.78%	2.88%
	2012		0.65%	3.20%	8.50	18.56	7,898,412	108,228,121	5.90%	8.63%	2.67%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2016	10/20/16	0.65%	0.90%	9.57	9.63	19,155	183,420	3.51%	6.60%	1.56%
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	2016		0.65%	2.95%	8.98	9.55	2,966,496	27,561,808	2.47%	4.85%	1.34%
	2015		0.65%	2.95%	8.77	9.08	2,123,933	19,025,104	-9.80%	-7.84%	1.63%
	2014	5/19/14	0.80%	2.95%	9.72	9.85	516,390	5,056,784	-5.26%	2.70%	3.04%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2016		0.40%	1.70%	9.99	10.34	421,166	4,329,929	0.90%	2.22%	2.08%
	2015		0.40%	1.70%	10.05	10.12	149,857	1,512,236	0.76%	1.16%	3.08%
	2014	9/2/14	0.40%	0.80%	9.98	10.00	8,434	84,176	-0.60%	-0.33%	0.60%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP PIMCO Low Duration Bond Fund Service Class
	2016		0.30%	3.20%	$9.54	$10.30	35,691,768	$354,904,492	-0.85%	2.07%	1.46%
	2015		0.30%	3.20%	9.62	10.09	22,297,255	220,065,680	-1.88%	1.01%	1.71%
	2014	5/19/14	0.30%	3.20%	9.81	9.99	5,401,272	53,510,888	-1.61%	-0.19%	0.98%
LVIP Select Core Equity Managed Volatility Fund Standard Class
	2016		0.60%	1.70%	11.34	11.80	17,550	205,847	4.80%	5.95%	0.54%
	2015		0.60%	1.70%	10.82	11.13	55,938	621,392	-6.42%	-5.38%	2.25%
	2014		0.60%	1.70%	11.56	11.76	37,183	436,118	4.39%	5.49%	4.51%
	2013	11/14/13	0.65%	1.70%	11.07	11.15	10,150	112,800	2.47%	3.36%	1.67%
LVIP Select Core Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.60	11.65	37,192,600	416,362,394	2.87%	5.58%	0.70%
	2015		0.60%	3.20%	10.30	11.03	38,465,190	412,240,126	-8.14%	-5.72%	1.51%
	2014		0.60%	3.20%	11.21	11.70	23,523,972	270,309,819	2.48%	5.18%	3.57%
	2013	5/20/13	0.60%	3.20%	10.94	11.13	8,656,233	95,635,695	4.63%	14.23%	1.77%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.40%	1.85%	10.44	12.37	97,988	1,137,611	0.55%	1.87%	2.25%
	2015		0.40%	1.70%	10.25	12.17	63,453	741,796	-1.44%	-0.15%	3.31%
	2014		0.40%	1.70%	11.48	12.21	37,055	423,147	3.97%	5.12%	3.37%
	2013		0.60%	1.70%	11.04	11.58	14,497	164,424	-4.21%	-3.20%	4.11%
	2012	7/12/12	0.65%	1.70%	11.53	11.96	2,256	26,227	0.27%	0.42%	1.80%
LVIP SSGA Bond Index Fund Service Class
	2016		0.30%	3.20%	9.47	12.77	83,509,614	973,288,022	-1.18%	1.42%	1.88%
	2015		0.60%	3.20%	9.57	12.59	80,405,273	934,380,829	-3.10%	-0.60%	2.21%
	2014		0.60%	3.15%	9.87	12.68	83,120,936	981,948,234	2.21%	4.85%	1.59%
	2013		0.60%	3.15%	9.64	12.10	87,085,679	992,038,834	-5.83%	-3.44%	1.73%
	2012		0.65%	3.15%	10.24	12.53	83,692,180	997,851,378	0.39%	2.93%	2.22%
LVIP SSGA Conservative Index Allocation Fund Service Class
	2016		0.65%	3.00%	11.13	12.94	5,673,438	68,792,985	1.65%	4.06%	1.68%
	2015		0.65%	3.00%	10.95	12.44	5,459,576	64,280,361	-4.11%	-1.83%	1.86%
	2014		0.65%	3.00%	11.42	12.67	5,037,227	61,012,308	1.38%	3.79%	1.59%
	2013		0.65%	3.00%	11.27	12.21	4,858,768	57,187,856	3.38%	5.84%	1.31%
	2012		0.65%	3.00%	10.90	11.53	4,957,355	55,716,735	5.60%	8.11%	2.90%
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	2016		0.40%	0.80%	10.62	10.62	55,420	588,244	6.41%	6.41%	2.16%
	2015		0.40%	0.40%	9.98	9.98	56,256	561,459	-2.25%	-2.25%	2.98%
	2014	11/17/14	0.40%	0.40%	10.21	10.21	16,276	166,185	0.41%	0.41%	3.83%
LVIP SSGA Conservative Structured Allocation Fund Service Class
	2016		0.30%	3.00%	10.58	13.05	15,154,704	185,475,352	3.42%	6.25%	1.87%
	2015		0.30%	3.00%	10.85	12.32	15,209,136	177,202,319	-5.00%	-2.74%	2.29%
	2014		0.65%	3.15%	11.07	12.67	15,729,078	189,999,017	2.01%	4.59%	2.21%
	2013		0.65%	3.15%	10.85	12.11	16,283,286	189,828,966	3.49%	6.11%	1.73%
	2012		0.65%	3.15%	10.48	11.42	17,898,932	198,661,657	4.74%	7.39%	3.92%
LVIP SSGA Developed International 150 Fund Standard Class
	2016		0.40%	1.90%	9.64	16.85	31,097	410,684	7.66%	9.29%	3.96%
	2015		0.40%	1.90%	8.92	15.44	23,110	284,992	-6.10%	-4.68%	3.27%
	2014		0.40%	1.90%	11.38	16.18	18,936	253,336	-0.99%	0.26%	6.42%
	2013	2/8/13	0.65%	1.90%	11.49	16.14	1,864	24,964	14.46%	15.32%	5.33%
LVIP SSGA Developed International 150 Fund Service Class
	2016		0.30%	3.00%	9.59	14.06	12,907,507	136,821,705	6.23%	9.14%	3.24%
	2015		0.30%	3.00%	8.89	13.02	13,881,988	136,712,693	-7.36%	-4.82%	2.69%
	2014		0.30%	3.00%	9.72	14.04	13,887,185	145,571,689	-2.33%	-0.01%	2.97%
	2013		0.65%	3.00%	9.93	14.37	14,069,224	149,031,537	16.47%	19.24%	2.40%
	2012		0.65%	3.00%	8.51	12.33	15,786,539	141,627,471	10.07%	12.63%	2.40%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.40%	1.90%	8.06	15.09	46,544	613,567	13.26%	14.97%	2.64%
	2015		0.40%	1.90%	7.11	13.15	43,400	514,809	-18.60%	-17.38%	4.93%
	2014		0.40%	1.90%	8.74	15.95	30,189	462,463	-5.19%	-3.95%	3.72%
	2013		0.60%	1.90%	9.22	16.60	17,442	279,682	-4.66%	-3.41%	3.07%
	2012		0.60%	1.90%	16.52	16.52	6,313	104,207	10.75%	10.75%	4.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund Service Class
	2016		0.30%	3.15%	$7.35	$12.39	14,979,878	$161,977,817	11.59%	14.81%	2.32%
	2015		0.30%	3.15%	6.59	11.08	16,052,711	153,201,469	-19.82%	-17.79%	4.26%
	2014		0.65%	3.15%	8.22	13.79	14,465,410	169,702,676	-6.60%	-4.24%	2.73%
	2013		0.65%	3.15%	8.80	14.74	14,368,529	177,864,010	-6.08%	-3.70%	2.04%
	2012		0.65%	3.15%	9.37	15.66	13,590,884	176,646,426	8.90%	11.66%	2.42%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.60%	0.90%	15.67	16.02	35,235	541,568	4.68%	4.99%	1.77%
	2015		0.60%	0.90%	14.97	15.26	32,703	497,007	-7.36%	-7.08%	5.91%
	2014		0.60%	1.70%	15.44	16.42	13,756	222,653	2.22%	3.34%	3.08%
	2013		0.60%	1.70%	15.68	15.89	13,034	200,129	8.82%	9.15%	5.24%
	2012	9/4/12	0.60%	0.90%	14.41	14.56	4,351	63,094	-0.01%	4.07%	2.41%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	2016		0.60%	3.20%	9.65	13.16	69,737,202	837,564,233	2.04%	4.68%	1.56%
	2015		0.65%	3.20%	9.41	12.86	74,854,612	866,175,460	-9.69%	-7.35%	2.83%
	2014		0.65%	3.20%	10.37	14.21	70,165,415	885,053,206	0.44%	3.04%	2.19%
	2013		0.65%	3.20%	10.28	14.11	59,096,862	732,112,426	6.09%	8.82%	2.28%
	2012		0.65%	3.20%	9.65	13.27	31,954,603	367,052,105	7.44%	10.16%	3.41%
LVIP SSGA International Index Fund Standard Class
	2016		0.40%	1.90%	9.04	15.08	78,843	884,263	-0.90%	0.59%	3.11%
	2015		0.40%	1.90%	8.99	15.02	73,618	794,436	-3.08%	-1.61%	3.25%
	2014		0.40%	1.90%	14.38	15.29	32,119	416,234	-7.43%	-6.41%	3.97%
	2013		0.60%	1.70%	16.30	16.34	10,493	170,136	20.20%	20.26%	1.97%
	2012	5/16/12	0.60%	0.65%	13.56	13.59	2,485	33,709	18.03%	22.12%	2.50%
LVIP SSGA International Index Fund Service Class
	2016		0.30%	3.00%	7.98	13.27	29,233,587	258,367,811	-2.24%	0.44%	2.67%
	2015		0.30%	3.00%	8.15	13.25	28,875,632	257,372,034	-4.38%	-2.05%	2.22%
	2014		0.60%	3.00%	8.51	13.40	29,861,518	274,485,051	-8.86%	-6.69%	2.42%
	2013		0.65%	3.00%	9.33	14.51	30,268,833	301,347,579	17.13%	19.91%	1.51%
	2012		0.65%	3.00%	7.95	12.38	24,895,325	208,702,144	14.39%	17.05%	1.66%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	11/15/16	0.65%	1.90%	8.21	8.52	17,317	143,926	-0.49%	2.33%	1.29%
LVIP SSGA International Managed Volatility Fund Service Class
	2016		0.30%	3.20%	7.85	8.47	40,902,999	335,913,199	-6.79%	-4.38%	2.07%
	2015		0.60%	3.15%	8.45	8.86	9,188,993	79,614,522	-6.60%	-4.33%	3.26%
	2014	1/7/14	0.60%	3.00%	9.04	9.26	1,647,011	15,091,764	-12.34%	-4.71%	4.04%
LVIP SSGA Large Cap 100 Fund Standard Class
	2016		0.40%	2.15%	12.73	32.18	102,562	2,268,617	18.94%	21.04%	2.27%
	2015		0.40%	2.15%	10.52	26.64	79,295	1,674,464	-6.70%	-5.05%	2.91%
	2014		0.40%	2.15%	17.50	28.02	73,723	1,636,051	14.24%	15.97%	3.30%
	2013		0.65%	2.15%	24.16	24.16	43,459	791,897	34.97%	34.97%	5.67%
	2012	12/17/12	0.65%	0.65%	17.90	17.90	210	3,764	0.29%	0.29%	0.00%
LVIP SSGA Large Cap 100 Fund Service Class
	2016		0.30%	3.15%	12.68	26.43	15,129,275	306,974,425	17.47%	20.86%	2.01%
	2015		0.30%	3.15%	10.49	22.46	16,840,070	286,594,249	-7.86%	-5.20%	2.37%
	2014		0.30%	3.15%	16.62	24.32	17,880,867	325,179,992	12.83%	15.68%	2.22%
	2013		0.65%	3.15%	14.73	21.51	19,935,882	316,760,013	31.30%	34.62%	1.93%
	2012		0.65%	3.15%	11.22	16.35	23,390,895	279,058,585	8.48%	11.22%	1.33%
LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	2016		0.65%	0.90%	11.65	11.77	2,856	33,289	7.23%	7.56%	1.64%
	2015		0.65%	0.90%	10.94	10.94	2,858	31,051	-5.78%	-5.78%	4.75%
	2014		0.65%	0.65%	11.61	11.61	122	1,417	5.82%	5.82%	1.92%
	2013	7/2/13	0.65%	0.65%	10.97	10.97	129	1,412	11.12%	11.12%	1.50%
LVIP SSGA Large Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.62	11.65	23,551,490	264,499,043	4.53%	7.23%	1.64%
	2015		0.65%	3.20%	10.16	10.86	16,332,756	172,633,442	-8.37%	-6.00%	1.76%
	2014		0.65%	3.20%	11.12	11.56	8,699,562	98,855,910	3.09%	5.54%	3.16%
	2013	5/21/13	0.65%	3.00%	10.79	10.95	2,385,134	25,947,518	2.68%	10.29%	2.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderate Index Allocation Fund Service Class
	2016		0.60%	3.20%	$11.34	$13.98	15,471,018	$201,980,295	3.02%	5.74%	1.71%
	2015		0.60%	3.20%	11.01	13.22	15,160,769	189,010,996	-4.81%	-2.30%	1.56%
	2014		0.60%	3.20%	11.56	13.53	14,787,994	190,721,763	0.87%	3.53%	1.85%
	2013		0.60%	3.20%	11.46	13.07	13,875,395	174,568,913	8.65%	11.51%	1.29%
	2012		0.60%	3.20%	10.56	11.68	11,876,296	135,403,254	7.97%	10.59%	2.38%
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	2016		0.40%	0.40%	10.77	10.77	17,127	184,448	8.83%	8.83%	2.20%
	2015	1/20/15	0.40%	0.40%	9.90	9.90	17,102	169,228	-3.04%	-3.04%	5.24%
LVIP SSGA Moderate Structured Allocation Fund Service Class
	2016		0.30%	3.20%	10.73	14.14	58,020,140	765,659,421	5.57%	8.68%	1.91%
	2015		0.30%	3.20%	10.89	13.05	61,184,827	752,630,226	-6.00%	-3.53%	2.52%
	2014		0.60%	3.20%	11.58	13.53	64,486,754	830,390,736	1.98%	4.66%	2.42%
	2013		0.60%	3.20%	11.36	12.90	69,297,730	861,705,250	8.99%	11.80%	2.34%
	2012		0.65%	3.20%	10.43	11.54	47,682,796	535,387,963	6.85%	9.55%	3.72%
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	2016		0.65%	3.20%	11.47	14.18	12,371,754	164,534,401	3.73%	6.41%	1.74%
	2015		0.65%	3.20%	11.06	13.33	12,525,058	158,020,143	-5.36%	-2.91%	1.59%
	2014		0.65%	3.20%	11.69	13.73	12,652,800	166,055,729	0.48%	3.08%	1.91%
	2013		0.65%	3.20%	11.63	13.32	12,507,329	160,686,710	10.92%	13.78%	1.31%
	2012		0.65%	3.20%	10.64	11.70	11,219,554	127,959,706	9.25%	11.84%	2.25%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	2016	3/28/16	0.40%	0.40%	10.79	10.79	59,649	643,902	9.35%	9.35%	2.17%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	2016		0.30%	3.15%	10.75	14.60	30,504,640	416,609,301	6.78%	9.87%	2.00%
	2015		0.30%	3.20%	9.79	13.34	32,056,760	403,797,689	-6.76%	-4.01%	2.85%
	2014		0.30%	3.20%	11.89	13.94	32,084,393	426,551,480	1.71%	4.34%	2.70%
	2013		0.65%	3.20%	11.69	13.36	31,418,682	404,618,283	11.26%	14.14%	2.21%
	2012		0.65%	3.20%	10.95	11.71	31,366,763	357,707,878	7.83%	10.39%	3.99%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.40%	2.75%	12.29	27.09	2,040,659	38,550,462	8.72%	11.31%	2.00%
	2015		0.40%	2.75%	11.04	24.39	1,975,673	32,697,167	-1.43%	0.77%	1.83%
	2014		0.40%	2.60%	14.85	24.25	2,174,940	36,149,470	10.52%	12.75%	1.88%
	2013		0.60%	2.60%	13.44	21.45	2,441,004	36,194,110	28.61%	31.15%	2.35%
	2012		0.65%	2.60%	10.45	11.44	141,381	1,630,111	12.68%	14.04%	0.86%
LVIP SSGA S&P 500 Index Fund Service Class
	2016		0.30%	3.20%	12.12	22.25	53,129,556	911,586,037	7.97%	11.14%	1.67%
	2015		0.30%	3.20%	11.02	20.56	54,705,403	855,810,465	-2.26%	0.61%	1.64%
	2014		0.30%	3.20%	13.72	20.98	54,354,571	857,087,479	9.58%	12.41%	1.65%
	2013		0.65%	3.20%	12.46	19.10	59,168,258	838,667,663	27.60%	30.82%	1.44%
	2012		0.65%	3.15%	9.73	14.94	45,862,651	502,663,971	11.78%	14.61%	0.76%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.40%	1.90%	12.19	28.11	139,819	3,132,109	18.41%	20.20%	1.51%
	2015		0.40%	1.90%	10.14	23.43	118,255	2,000,553	-6.51%	-5.10%	1.09%
	2014		0.40%	1.90%	16.08	24.74	66,149	1,427,063	2.70%	4.05%	1.00%
	2013		0.60%	1.90%	15.66	23.77	28,036	625,775	35.31%	37.08%	1.75%
	2012		0.60%	1.90%	16.67	16.67	3,759	61,884	13.94%	13.94%	1.24%
LVIP SSGA Small-Cap Index Fund Service Class
	2016		0.30%	3.20%	12.01	23.08	18,469,172	274,904,324	16.59%	20.02%	1.06%
	2015		0.30%	3.20%	10.12	19.75	20,044,094	251,759,365	-7.95%	-5.24%	0.69%
	2014		0.30%	3.20%	12.25	21.40	20,318,198	272,886,482	1.12%	3.77%	0.58%
	2013		0.60%	3.20%	12.07	21.11	22,742,885	297,575,702	33.24%	36.67%	0.62%
	2012		0.65%	3.20%	9.03	15.80	14,853,295	143,442,614	11.97%	14.86%	0.46%
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	11.02	11.45	11,735	133,709	13.46%	14.66%	0.99%
	2015		0.65%	1.70%	9.71	9.99	15,652	155,922	-10.23%	-9.28%	0.82%
	2014		0.65%	1.70%	11.01	11.01	7,373	80,913	-2.04%	-2.04%	1.29%
	2013	12/19/13	0.65%	0.65%	11.24	11.24	3,565	40,066	3.04%	3.04%	1.09%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	$10.34	$11.37	24,557,411	$268,442,037	11.48%	14.42%	1.04%
	2015		0.60%	3.20%	9.28	9.94	18,004,358	173,814,321	-11.78%	-9.45%	0.70%
	2014		0.60%	3.20%	10.52	10.96	8,275,647	89,207,699	-4.73%	-2.27%	1.30%
	2013	5/20/13	0.65%	3.20%	11.04	11.22	2,436,000	27,146,121	2.73%	11.29%	2.08%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.40%	2.15%	12.51	31.75	90,681	2,178,215	27.32%	29.57%	2.13%
	2015		0.40%	2.15%	9.65	24.56	87,536	1,642,914	-8.82%	-7.21%	2.78%
	2014		0.40%	2.15%	15.23	26.52	75,395	1,469,320	2.08%	3.68%	4.59%
	2013		0.60%	2.15%	25.50	25.50	38,577	792,799	33.62%	33.62%	7.43%
	2012	7/18/12	0.65%	0.65%	19.09	19.09	1,129	21,540	7.77%	7.77%	2.82%
LVIP SSGA Small-Mid Cap 200 Fund Service Class
	2016		0.30%	3.20%	12.46	26.08	5,867,521	132,384,924	25.93%	29.37%	1.87%
	2015		0.30%	3.15%	9.63	20.70	6,127,104	108,191,274	-9.96%	-7.36%	2.31%
	2014		0.30%	3.15%	14.46	22.94	5,695,923	110,563,563	0.82%	3.37%	3.13%
	2013		0.65%	3.15%	14.35	22.71	5,835,284	110,745,734	30.00%	33.29%	2.37%
	2012		0.65%	3.15%	11.04	17.43	6,502,550	93,579,793	10.02%	12.81%	2.26%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.40%	0.40%	12.36	12.36	55,369	684,497	0.99%	0.99%	0.13%
	2015		0.40%	0.40%	12.24	12.24	9,393	114,980	10.29%	10.29%	0.00%
	2014	7/24/14	0.40%	0.40%	11.10	11.10	4,568	50,706	3.89%	3.89%	0.00%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2016		0.30%	3.20%	12.18	23.02	14,466,377	233,936,283	-2.04%	0.84%	0.00%
	2015		0.30%	3.20%	12.21	23.44	15,980,655	258,976,178	7.18%	10.12%	0.00%
	2014		0.30%	3.00%	13.54	21.86	11,919,254	177,584,848	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.85	20.76	13,530,291	188,596,407	34.61%	37.81%	0.00%
	2012		0.65%	3.00%	9.53	15.42	14,060,882	143,608,085	14.59%	17.25%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.40%	3.00%	12.13	32.11	109,223	2,922,167	4.37%	7.13%	0.27%
	2015		0.40%	3.00%	15.90	30.25	109,041	2,836,264	-0.92%	0.78%	0.13%
	2014		1.30%	3.00%	16.05	30.01	103,895	2,726,197	8.29%	10.15%	0.22%
	2013		1.30%	3.00%	14.82	27.25	112,290	2,692,674	30.82%	33.06%	0.00%
	2012		1.30%	3.00%	13.18	20.64	126,393	2,298,791	13.09%	14.80%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2016		0.30%	3.20%	12.08	30.83	4,745,656	116,828,253	3.91%	6.97%	0.05%
	2015		0.30%	3.20%	15.54	29.13	4,884,187	115,246,446	-1.36%	1.19%	0.00%
	2014		0.65%	3.20%	15.75	28.99	3,954,096	93,424,091	7.80%	10.58%	0.00%
	2013		0.65%	3.20%	14.64	26.40	4,027,389	87,518,859	30.29%	33.59%	0.00%
	2012		0.65%	3.15%	11.49	19.90	4,766,371	80,236,899	12.64%	15.26%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.65%	9.92	9.92	3,375	33,484	3.40%	3.40%	1.18%
	2015	11/5/15	0.65%	0.65%	9.59	9.59	3,446	33,058	-1.90%	-1.90%	1.36%
LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	2016		0.65%	3.20%	9.50	9.88	59,973,879	584,411,163	0.75%	3.14%	1.32%
	2015	5/18/15	0.65%	3.00%	9.43	9.58	24,692,694	235,159,439	-6.26%	-0.07%	2.32%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.40%	1.90%	12.04	17.24	37,903	615,616	10.03%	11.69%	1.63%
	2015		0.40%	1.90%	10.78	15.47	36,788	530,619	-2.19%	-0.71%	1.74%
	2014		0.40%	1.90%	14.89	15.61	31,272	451,338	10.10%	11.54%	2.01%
	2013		0.60%	1.90%	13.53	13.99	27,270	375,037	28.07%	29.74%	1.36%
	2012	6/22/12	0.60%	1.90%	10.56	10.79	10,419	112,131	-0.96%	9.08%	1.88%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2016		0.30%	3.20%	11.99	18.64	8,417,562	135,752,026	8.34%	11.52%	1.41%
	2015		0.30%	3.20%	13.56	16.80	7,371,010	107,974,953	-3.69%	-1.20%	1.45%
	2014		0.65%	3.20%	14.08	17.04	6,643,364	99,287,489	8.41%	11.21%	1.69%
	2013		0.65%	3.20%	12.99	15.35	5,998,517	81,252,076	26.10%	29.36%	1.12%
	2012		0.65%	3.20%	10.31	11.89	4,232,339	44,730,410	11.32%	14.13%	1.59%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund Standard Class
	2016		0.40%	1.90%	$9.33	$10.73	69,716	$718,874	1.77%	3.30%	2.04%
	2015		0.40%	1.90%	9.03	10.40	67,448	685,549	-4.78%	-3.34%	3.30%
	2014		0.40%	1.90%	10.29	10.79	36,374	384,735	-6.44%	-5.21%	2.13%
	2013		0.60%	1.90%	11.00	11.38	32,064	359,162	12.59%	14.08%	4.76%
	2012	3/26/12	0.60%	1.90%	9.77	9.97	5,807	57,783	1.29%	18.64%	7.35%
LVIP Vanguard International Equity ETF Fund Service Class
	2016		0.30%	3.20%	9.14	11.32	7,548,952	75,748,351	0.20%	3.06%	2.05%
	2015		0.30%	3.20%	9.12	11.03	6,828,594	67,184,750	-6.24%	-3.81%	2.26%
	2014		0.65%	3.20%	9.72	11.49	5,333,936	55,028,501	-7.88%	-5.50%	2.05%
	2013		0.65%	3.20%	10.56	12.18	3,780,849	41,605,443	10.86%	13.72%	2.24%
	2012		0.65%	3.20%	9.53	10.74	2,676,477	26,145,484	15.35%	18.27%	5.00%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015	2/20/15	0.65%	0.90%	9.66	9.70	9,027	87,497	-8.13%	0.22%	0.85%
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	2015		0.60%	3.20%	9.28	9.65	7,058,558	66,898,619	-7.60%	-5.36%	0.41%
	2014	5/23/14	0.60%	3.00%	10.04	10.19	1,133,185	11,470,979	-3.04%	8.82%	2.02%
LVIP Wellington Capital Growth Fund Service Class
	2016		0.30%	3.15%	11.92	20.84	17,647,143	293,769,550	-3.24%	-0.45%	0.00%
	2015		0.30%	3.15%	14.01	21.49	18,605,082	313,479,427	5.77%	8.44%	0.00%
	2014		0.65%	3.15%	13.20	20.28	20,181,591	316,319,544	7.65%	10.37%	0.00%
	2013		0.65%	3.15%	12.22	18.80	22,655,444	323,041,540	31.66%	34.79%	0.00%
	2012		0.65%	3.00%	9.26	14.27	25,591,881	271,319,390	15.26%	18.00%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016	1/19/16	0.40%	0.40%	11.37	11.37	22,294	253,400	27.63%	27.63%	0.56%
LVIP Wellington Mid-Cap Value Fund Service Class
	2016		0.30%	3.20%	11.32	23.34	6,051,525	85,409,064	9.23%	12.45%	0.25%
	2015		0.30%	3.20%	10.07	21.31	5,875,292	74,397,028	-4.85%	-2.05%	0.17%
	2014		0.30%	3.20%	11.81	22.35	10,536,038	137,001,352	4.62%	7.32%	0.14%
	2013		0.65%	3.20%	11.25	21.31	5,852,727	71,933,341	29.60%	32.95%	0.23%
	2012		0.65%	3.20%	8.65	16.40	6,254,372	58,307,396	19.92%	23.01%	0.14%
MFS VIT Core Equity Series Service Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2014		1.30%	2.65%	16.11	23.66	128,539	2,602,187	8.07%	9.54%	0.53%
	2013		1.30%	2.65%	14.89	21.60	150,821	2,787,669	30.72%	32.50%	0.79%
	2012		1.30%	2.65%	11.37	16.30	153,734	2,143,823	12.92%	14.45%	0.47%
MFS VIT Growth Series Initial Class
	2016		0.40%	2.35%	21.90	30.29	147,407	3,180,899	0.06%	1.02%	0.04%
	2015		1.40%	2.35%	21.68	30.21	152,724	3,321,139	5.06%	6.06%	0.16%
	2014		1.40%	2.35%	20.44	28.70	158,635	3,260,919	6.42%	7.43%	0.10%
	2013		1.40%	2.35%	19.03	26.91	178,292	3,411,475	33.68%	34.95%	0.23%
	2012		1.40%	2.35%	14.10	20.09	194,320	2,756,529	14.66%	15.76%	0.00%
MFS VIT Growth Series Service Class
	2016		0.30%	3.20%	10.42	30.49	4,182,290	79,213,282	-0.79%	1.87%	0.00%
	2015		0.30%	2.95%	10.38	30.40	3,425,811	64,088,413	4.18%	6.61%	0.00%
	2014		0.65%	3.15%	9.85	28.86	2,896,838	50,741,615	5.31%	7.98%	0.00%
	2013		0.65%	3.15%	9.23	27.05	2,388,555	39,011,618	32.26%	35.61%	0.13%
	2012		0.65%	3.15%	6.88	20.19	2,031,830	24,495,882	13.45%	16.32%	0.00%
MFS VIT Total Return Series Initial Class
	2016		1.40%	2.35%	18.64	22.33	342,775	7,575,360	6.56%	7.57%	2.59%
	2015		1.40%	2.35%	17.49	20.76	368,176	7,565,445	-2.69%	-1.76%	2.55%
	2014		1.40%	2.35%	17.97	21.13	434,113	9,082,276	5.97%	6.99%	1.83%
	2013		1.40%	2.35%	16.96	19.75	523,192	10,232,408	16.28%	17.39%	1.72%
	2012		1.40%	2.35%	14.53	16.82	641,850	10,712,722	8.67%	9.71%	2.73%
MFS VIT Total Return Series Service Class
	2016		0.30%	3.25%	15.36	15.36	1,895,002	30,235,182	8.00%	8.00%	2.60%
	2015		0.75%	0.75%	14.23	14.23	332	4,724	-1.33%	-1.33%	0.83%
	2014	1/10/14	0.75%	1.95%	14.42	17.38	794	13,179	2.11%	7.29%	2.59%
	2012		0.65%	3.00%	10.78	15.45	21,159,447	278,375,650	7.66%	10.22%	2.49%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Utilities Series Initial Class
	2016		0.40%	2.35%	$9.65	$43.31	219,048	$7,254,702	8.88%	11.03%	3.56%
	2015		0.40%	2.35%	8.69	39.69	252,468	7,611,161	-16.51%	-14.86%	4.09%
	2014		0.40%	2.35%	31.76	47.45	297,483	10,684,081	10.11%	11.17%	2.07%
	2013		1.40%	2.35%	28.63	43.00	329,869	10,793,626	17.72%	18.84%	2.31%
	2012		1.40%	2.35%	24.14	36.46	368,766	10,154,800	10.85%	11.91%	6.65%
MFS VIT Utilities Series Service Class
	2016		0.30%	3.20%	9.61	43.64	7,967,828	195,373,173	7.73%	10.90%	3.37%
	2015		0.30%	3.20%	12.12	39.96	8,343,493	187,475,679	-17.44%	-15.31%	3.95%
	2014		0.65%	3.20%	14.69	47.76	8,596,870	233,370,004	8.92%	11.74%	1.91%
	2013		0.65%	3.20%	13.48	43.26	8,857,378	217,755,613	16.43%	19.44%	2.07%
	2012		0.65%	3.20%	11.58	36.65	9,710,700	202,449,105	9.65%	12.48%	6.46%
MFS VIT II Core Equity Portfolio Service Class
	2016		1.30%	2.65%	16.95	25.50	103,555	2,204,695	8.17%	9.63%	0.44%
	2015	3/27/15	1.30%	2.65%	15.65	23.26	118,784	2,350,101	-4.66%	-3.67%	0.29%
MFS VIT II International Value Series Initial Class
	2016		0.40%	0.40%	10.76	10.76	30,083	323,804	3.63%	3.63%	1.44%
	2015		0.40%	0.40%	10.39	10.39	15,106	156,900	6.23%	6.23%	2.21%
	2014	12/26/14	0.40%	0.40%	9.78	9.78	7,060	69,032	-1.37%	-1.37%	0.00%
MFS VIT II International Value Series Service Class
	2016		0.30%	1.65%	10.35	10.72	1,663,316	17,422,808	2.14%	3.53%	1.14%
	2015		0.30%	1.65%	10.13	10.36	1,036,935	10,588,129	4.58%	6.00%	2.28%
	2014	6/27/14	0.30%	1.65%	9.69	9.77	179,168	1,740,765	-4.68%	-0.41%	1.13%
Morgan Stanley UIF Growth Portfolio Class II
	2016		0.65%	2.55%	21.51	37.83	51,141	1,581,220	-4.06%	-2.56%	0.00%
	2015		0.65%	2.30%	18.10	38.83	54,729	1,801,323	9.42%	11.24%	0.00%
	2014		0.65%	2.30%	19.90	34.90	59,632	1,743,735	3.68%	5.40%	0.00%
	2013		0.65%	2.30%	18.74	33.11	70,080	1,998,069	44.51%	46.76%	0.21%
	2012		0.65%	2.20%	12.90	22.56	80,314	1,585,107	11.96%	13.31%	0.00%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2012		1.15%	2.90%	13.79	21.86	1,992,717	36,876,586	9.31%	11.13%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		1.15%	3.15%	15.51	31.10	994,823	28,198,288	12.57%	14.84%	0.59%
	2015		1.15%	3.15%	13.72	27.17	1,170,110	29,139,938	-10.96%	-9.38%	0.74%
	2014		1.15%	2.90%	15.38	30.19	1,351,272	37,598,861	10.58%	12.54%	1.04%
	2013		1.15%	2.90%	14.70	27.02	1,643,558	40,691,909	33.14%	35.48%	1.15%
	2012		1.15%	2.90%	10.97	20.08	1,996,543	36,696,208	12.28%	14.21%	0.59%
Oppenheimer Global Fund/VA Service Shares
	2016		0.65%	2.20%	13.59	25.25	354,127	7,763,619	-2.33%	-0.80%	0.72%
	2015		0.65%	2.20%	13.89	25.45	360,739	7,985,822	1.42%	3.00%	1.06%
	2014		0.65%	2.20%	13.68	24.71	396,094	8,514,677	-0.17%	1.39%	0.86%
	2013		0.65%	2.20%	13.68	24.37	413,888	8,792,629	24.35%	26.17%	1.17%
	2012		0.65%	2.10%	11.00	19.32	451,145	7,598,199	18.44%	20.17%	1.93%
Oppenheimer International Growth Fund/VA Non-Service Shares
	2016		0.40%	0.80%	8.99	9.08	58,733	532,819	-2.90%	-2.51%	1.04%
	2015		0.40%	0.80%	9.26	9.32	59,618	554,988	2.61%	3.02%	1.19%
	2014	9/22/14	0.40%	0.80%	9.02	9.04	58,349	527,486	-3.86%	2.07%	0.00%
Oppenheimer International Growth Fund/VA Service Shares
	2016		0.30%	1.65%	8.72	9.04	964,138	8,511,287	-4.31%	-3.01%	0.77%
	2015		0.30%	1.65%	9.11	9.20	645,587	5,928,744	1.42%	1.99%	0.70%
	2014	6/30/14	1.10%	1.65%	8.98	9.02	133,741	1,204,995	-9.94%	-5.22%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	2016		0.40%	0.40%	12.25	12.25	39,236	480,830	17.58%	17.58%	0.49%
	2015	1/20/15	0.40%	0.40%	10.42	10.42	3,478	36,248	-2.86%	-2.86%	1.20%
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	2016		0.30%	1.65%	11.77	12.20	676,356	8,052,027	15.75%	17.32%	0.23%
	2015		0.30%	1.65%	10.17	10.26	438,963	4,495,929	-7.63%	-7.12%	0.68%
	2014	6/27/14	1.10%	1.65%	11.01	11.05	78,643	868,036	6.41%	11.95%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio Advisor Class
	2016		0.30%	1.65%	$8.94	$9.03	190,951	$1,712,857	11.86%	12.31%	2.97%
	2015		1.10%	1.50%	7.99	8.04	111,256	891,058	-13.71%	-13.36%	2.96%
	2014	7/10/14	1.10%	1.65%	9.25	9.28	80,259	744,225	-8.62%	-6.62%	6.83%
PIMCO VIT All Asset All Authority Portfolio Institutional Class
	2016		0.40%	0.80%	9.16	9.25	10,628	98,215	12.88%	13.33%	3.20%
	2015		0.40%	0.80%	8.17	8.17	23,948	195,479	-12.52%	-12.52%	3.50%
	2014	9/15/14	0.40%	0.40%	9.33	9.33	10,366	96,766	-6.31%	-6.31%	7.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2016		0.30%	2.75%	7.18	8.60	1,603,051	12,900,874	11.76%	14.13%	0.93%
	2015		0.65%	2.75%	6.32	7.54	1,365,622	9,729,125	-27.68%	-26.14%	4.22%
	2014		0.65%	2.80%	8.67	10.20	1,160,090	11,263,973	-20.83%	-19.15%	0.27%
	2013		0.65%	2.75%	10.58	12.62	1,018,149	12,296,157	-16.86%	-15.27%	1.67%
	2012		0.65%	2.80%	12.56	14.90	970,247	13,956,075	2.23%	4.44%	2.44%
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class
	2016		0.40%	0.40%	6.31	6.31	4,810	30,337	14.76%	14.76%	1.15%
	2015		0.40%	0.40%	5.50	5.50	5,175	28,443	-25.88%	-25.88%	1.79%
	2014	9/12/14	0.40%	0.40%	7.41	7.41	556	4,126	-16.96%	-16.96%	0.28%
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
	2016		0.30%	1.65%	10.20	10.35	285,943	2,951,008	11.38%	11.99%	4.71%
	2015		1.10%	1.65%	9.16	9.24	155,282	1,432,749	-3.94%	-3.41%	5.26%
	2014	7/8/14	1.10%	1.65%	9.53	9.56	87,196	833,472	-7.47%	-5.25%	2.55%
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
	2016		0.40%	0.40%	10.61	10.61	2,220	23,565	13.06%	13.06%	5.06%
	2015	5/11/15	0.40%	0.40%	9.39	9.39	697	6,547	-6.68%	-6.68%	3.63%
PIMCO VIT Unconstrained Bond Portfolio Advisor Class
	2016		0.30%	1.65%	9.93	10.08	351,061	3,522,085	2.92%	3.49%	1.51%
	2015		1.10%	1.65%	9.65	9.74	273,509	2,656,937	-3.39%	-2.86%	4.55%
	2014	7/18/14	0.30%	1.65%	9.99	10.08	55,732	558,170	-0.62%	0.23%	0.62%
PIMCO VIT Unconstrained Bond Portfolio Institutional Class
	2016		0.40%	0.40%	10.33	10.33	3,225	33,325	4.48%	4.48%	1.70%
	2015	1/9/15	0.40%	0.40%	9.89	9.89	2,234	22,095	-1.86%	-1.86%	4.23%
Putnam VT Absolute Return 500 Fund Class IA
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
	2015	9/30/15	0.40%	0.40%	10.22	10.22	943	9,644	-0.20%	-0.20%	0.00%
Putnam VT Absolute Return 500 Fund Class IB
	2016		0.30%	1.65%	9.87	10.01	218,153	2,177,917	-0.95%	-0.40%	3.21%
	2015		1.10%	1.65%	9.99	10.05	239,428	2,402,565	-2.02%	-1.63%	0.05%
	2014	7/17/14	1.10%	1.50%	10.19	10.22	80,141	818,364	1.70%	2.31%	0.00%
Putnam VT Global Health Care Fund Class IA
	2016		0.40%	0.40%	8.92	8.92	2,153	19,211	-11.50%	-11.50%	0.00%
	2015	8/20/15	0.40%	0.40%	10.08	10.08	1,939	19,563	-3.44%	-3.44%	0.00%
Putnam VT Global Health Care Fund Class IB
	2016		0.30%	2.20%	8.76	25.73	643,384	8,166,716	-13.28%	-11.62%	0.00%
	2015		0.30%	2.20%	23.67	29.41	610,533	9,761,142	5.44%	6.39%	0.00%
	2014		1.30%	2.65%	22.39	27.64	280,068	6,660,175	24.31%	25.99%	0.27%
	2013		1.30%	2.65%	17.89	21.94	214,575	4,055,822	37.97%	39.84%	1.22%
	2012		1.30%	2.65%	12.88	15.69	368,991	5,014,006	19.08%	20.69%	1.09%
Putnam VT Growth & Income Fund Class IB
	2016		1.40%	2.45%	17.59	21.62	65,333	1,220,820	12.35%	13.42%	1.61%
	2015		1.30%	2.35%	15.59	19.24	74,485	1,229,146	-9.68%	-8.73%	1.90%
	2014		1.30%	2.35%	14.04	21.30	96,045	1,738,887	8.16%	9.30%	1.33%
	2013		1.30%	2.35%	12.97	19.70	105,381	1,744,914	32.53%	33.93%	1.56%
	2012		1.30%	2.35%	9.77	14.86	103,687	1,285,320	16.37%	17.60%	1.78%
Putnam VT Income Fund Class IB
	2016		0.30%	1.65%	9.59	9.81	417,684	4,034,433	0.33%	1.69%	3.38%
	2015	6/23/15	0.30%	1.65%	9.56	9.64	214,052	2,051,661	-2.97%	-1.13%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
SIPT VP Market Growth Strategy Fund Class III
	2016		1.10%	1.65%	$10.03	$10.17	174,241	$1,759,951	5.68%	6.26%	3.15%
	2015		1.10%	1.65%	9.55	9.58	83,604	797,918	-4.87%	-4.72%	1.43%
	2014	7/16/14	1.10%	1.25%	10.04	10.05	25,852	259,802	-1.91%	-0.84%	5.61%
SIPT VP Market Plus Strategy Fund Class III
	2016		0.30%	1.50%	10.20	10.53	173,755	1,786,887	6.55%	7.83%	1.86%
	2015		0.30%	1.50%	9.61	9.76	150,117	1,444,007	-5.02%	-4.11%	0.96%
	2014	7/2/14	0.30%	1.25%	10.12	10.18	109,455	1,107,606	-2.30%	3.98%	8.11%
Templeton Foreign VIP Fund Class 1
	2016		0.40%	0.40%	8.69	8.69	2,393	20,789	7.06%	7.06%	1.98%
	2015		0.40%	0.40%	8.11	8.11	2,372	19,246	-6.68%	-6.68%	3.42%
	2014	9/25/14	0.40%	0.40%	8.70	8.70	2,307	20,057	-9.49%	-9.49%	0.00%
Templeton Foreign VIP Fund Class 4
	2016		0.30%	1.65%	8.33	8.63	306,726	2,583,212	5.34%	6.77%	1.50%
	2015		0.30%	1.65%	7.93	8.08	198,634	1,582,413	-8.04%	-6.93%	2.88%
	2014	7/11/14	0.30%	1.50%	8.62	8.69	81,880	707,406	-13.21%	-4.86%	0.00%
Templeton Global Bond VIP Fund Class 1
	2016		0.40%	0.80%	9.70	9.81	157,097	1,539,327	2.38%	2.80%	0.00%
	2015		0.40%	0.80%	9.54	9.54	163,072	1,555,040	-4.48%	-4.48%	7.78%
	2014	9/15/14	0.40%	0.40%	9.99	9.99	96,642	965,253	-1.71%	-1.71%	0.00%
Templeton Global Bond VIP Fund Class 2
	2016		0.60%	3.15%	9.54	18.11	20,761,360	354,728,144	-0.25%	2.32%	0.00%
	2015		0.60%	3.15%	9.43	17.81	23,440,742	396,170,672	-7.27%	-4.88%	7.86%
	2014		0.60%	3.15%	10.46	18.85	25,988,750	467,006,812	-1.33%	1.17%	5.08%
	2013		0.65%	3.15%	10.60	18.74	29,046,516	521,571,310	-1.52%	0.97%	4.79%
	2012		0.65%	3.15%	10.78	18.67	31,621,406	568,205,330	11.61%	14.32%	6.41%
Templeton Global Bond VIP Fund Class 4
	2016		0.30%	1.65%	9.40	9.74	1,888,622	17,954,067	1.19%	2.56%	0.00%
	2015		0.30%	1.65%	9.29	9.50	1,375,882	12,874,602	-5.96%	-4.68%	7.03%
	2014	6/30/14	0.30%	1.65%	9.88	9.97	398,338	3,945,389	-2.52%	-1.89%	0.00%
Templeton Growth VIP Fund Class 2
	2016		1.10%	3.05%	11.67	20.27	1,761,584	29,587,438	6.49%	8.42%	1.88%
	2015		1.10%	2.90%	10.95	18.83	1,979,364	30,914,559	-9.16%	-7.51%	2.62%
	2014		1.10%	2.90%	12.05	20.52	2,321,118	39,440,270	-5.60%	-3.88%	1.35%
	2013		1.10%	2.90%	12.56	21.51	2,795,534	49,561,031	27.15%	29.39%	2.67%
	2012		1.10%	2.85%	9.71	16.75	3,394,051	46,734,678	17.73%	19.74%	2.05%
Transparent Value Directional Allocation VI Portfolio Class I
	2015		0.40%	0.40%	9.67	9.67	3,434	33,213	-2.95%	-2.95%	0.00%
	2014	7/25/14	0.40%	0.40%	9.96	9.96	3,511	34,995	-3.23%	-3.23%	0.00%
Transparent Value Directional Allocation VI Portfolio Class II
	2015		1.10%	1.65%	9.48	9.54	813,132	7,738,723	-4.21%	-3.82%	0.00%
	2014	7/11/14	1.10%	1.50%	9.89	9.92	1,117,078	11,078,510	-3.44%	6.83%	0.00%
UIF Global Infrastructure Portfolio Class I
	2016		0.40%	0.40%	10.49	10.49	7,195	75,482	14.81%	14.81%	1.99%
	2015		0.40%	0.40%	9.14	9.14	4,879	44,586	-14.10%	-14.10%	1.79%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	4,651	49,489	-1.02%	-1.02%	0.00%
UIF Global Infrastructure Portfolio Class II
	2016		0.30%	1.65%	10.08	10.44	580,374	5,916,784	13.09%	14.62%	1.92%
	2015		0.30%	1.65%	8.91	8.99	357,756	3,211,909	-15.30%	-14.83%	1.69%
	2014	6/30/14	1.10%	1.65%	10.52	10.56	152,233	1,606,202	-0.23%	1.01%	0.00%
VanEck VIP Global Hard Assets Fund Class S Shares
	2016		0.30%	1.65%	6.91	7.16	433,003	3,035,987	41.07%	42.98%	0.26%
	2015		0.30%	1.65%	4.90	5.01	251,082	1,241,231	-34.72%	-33.82%	0.02%
	2014	7/10/14	0.30%	1.65%	7.50	7.57	81,965	616,806	-28.81%	-22.40%	0.00%
VanEck VIP Global Hard Assets Fund Initial Class Shares
	2016		0.40%	0.40%	7.19	7.19	41,596	299,092	43.14%	43.14%	0.36%
	2015		0.40%	0.40%	5.02	5.02	45,049	226,309	-33.71%	-33.71%	0.02%
	2014	7/24/14	0.40%	0.80%	7.56	7.58	25,206	191,019	-29.20%	-24.78%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Virtus Equity Trend Series Class A
	2016		1.10%	1.65%	$8.52	$8.64	138,067	$1,188,526	-2.59%	-2.05%	0.00%
	2015		1.10%	1.65%	8.75	8.83	381,314	3,361,190	-10.81%	-10.32%	0.00%
	2014	7/15/14	0.30%	1.65%	9.81	9.89	267,587	2,631,015	-4.62%	2.50%	0.00%
Virtus Equity Trend Series Class I
	2014	9/22/14	0.40%	0.40%	9.89	9.89	14,402	142,489	-3.90%	-3.90%	0.00%
Virtus Multi-Sector Fixed Income Series Class A
	2016		0.30%	1.65%	10.11	10.48	1,016,832	10,380,554	7.50%	8.96%	4.56%
	2015		0.30%	1.65%	9.41	9.49	666,746	6,310,592	-2.87%	-2.34%	5.90%
	2014	7/2/14	1.10%	1.65%	9.69	9.72	138,168	1,341,749	-4.16%	-3.20%	6.12%
Virtus Multi-Sector Fixed Income Series Class I
	2016		0.40%	0.40%	10.52	10.52	1,263	13,293	9.15%	9.15%	4.41%
	2015	6/25/15	0.40%	0.40%	9.64	9.64	1,263	12,189	-3.61%	-3.61%	2.92%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$1,520,731	$5,887,553
AB VPS International Value Portfolio Class B	6,693	9,266
AB VPS Large Cap Growth Portfolio Class B	1,772,080	1,714,163
AB VPS Small/Mid Cap Value Portfolio Class A	273,201	9,995
AB VPS Small/Mid Cap Value Portfolio Class B	21,752,930	25,911,796
Alps|Alerian Energy Infrastructure Portfolio Class I	12,969	22,005
Alps|Alerian Energy Infrastructure Portfolio Class III	2,798,711	959,262
Alps|Red Rocks Listed Private Equity Portfolio Class I	250,893	229,266
Alps|Red Rocks Listed Private Equity Portfolio Class III	2,189,170	512,018
Alps|Stadion Tactical Defensive Portfolio Class I	45,032	43
Alps|Stadion Tactical Defensive Portfolio Class III	1,160,133	2,431,368
Alps|Stadion Tactical Growth Portfolio Class III	2,921,701	616,879
American Century VP Balanced Fund Class II	19,272,279	968,322
American Century VP Inflation Protection Fund Class II	29,009	10,992
American Funds Asset Allocation Fund Class 1	10,580,852	427,869
American Funds Asset Allocation Fund Class 4	43,378,212	4,792,068
American Funds Blue Chip Income and Growth Fund Class 1	990,518	312,831
American Funds Blue Chip Income and Growth Fund Class 4	12,230,634	3,082,112
American Funds Bond Fund Class 1	2,325,388	1,065,219
American Funds Capital Income Builder Fund Class 1	597,368	33,720
American Funds Capital Income Builder Fund Class 4	17,116,862	2,895,730
American Funds Global Balanced Fund Class 1	333,484	97,077
American Funds Global Bond Fund Class 1	624,089	196,871
American Funds Global Growth Fund Class 1	487,193	114,890
American Funds Global Growth Fund Class 2	37,414,586	38,724,220
American Funds Global Growth Fund Class 4	9,570,996	4,352,107
American Funds Global Growth and Income Fund Class 1	650,912	48,132
American Funds Global Small Capitalization Fund Class 1	681,229	125,732
American Funds Global Small Capitalization Fund Class 2	83,313,715	46,876,260
American Funds Global Small Capitalization Fund Class 4	3,118,180	1,746,828
American Funds Growth Fund Class 1	2,626,420	487,224
American Funds Growth Fund Class 2	141,392,287	188,610,334
American Funds Growth Fund Class 4	26,849,047	4,506,720
American Funds Growth-Income Fund Class 1	1,671,736	253,094
American Funds Growth-Income Fund Class 2	244,212,804	222,948,200
American Funds Growth-Income Fund Class 4	18,152,425	3,227,066
American Funds High-Income Bond Fund Class 1	387,048	72,706
American Funds International Fund Class 1	1,616,534	992,646
American Funds International Fund Class 2	82,914,143	78,472,832
American Funds International Fund Class 4	7,503,585	2,086,055
American Funds International Growth and Income Fund Class 1	161,034	224,170
American Funds Managed Risk Asset Allocation Fund Class P1	409,590	125,286
American Funds Managed Risk Asset Allocation Fund Class P2	38,607,899	2,656,249
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	67,501	7,001
American Funds Managed Risk Growth Fund Class P1	98,522	901
American Funds Managed Risk Growth-Income Fund Class P1	2,614	2,027
American Funds Managed Risk International Fund Class P1	42,516	52,600
American Funds Mortgage Fund Class 1	209,093	81,737
American Funds Mortgage Fund Class 4	5,165,566	4,921,926
American Funds New World Fund Class 1	927,509	160,578
American Funds New World Fund Class 4	6,226,675	2,060,450
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	145,081	19,015
BlackRock Global Allocation V.I. Fund Class I	1,321,243	537,004
BlackRock Global Allocation V.I. Fund Class III	39,090,980	146,871,061
BlackRock iShares Alternative Strategies V.I. Fund Class I	10,550	1,217
BlackRock iShares Alternative Strategies V.I. Fund Class III	3,252,009	302,382
Catalyst Dividend Capture VA Fund	419,893	239,407
ClearBridge Variable Aggressive Growth Portfolio Class I	34,012	15,659

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ClearBridge Variable Aggressive Growth Portfolio Class II	$5,147,697	$3,003,578
ClearBridge Variable Mid Cap Portfolio Class I	170,813	42,578
ClearBridge Variable Mid Cap Portfolio Class II	6,355,230	3,362,130
Delaware VIP Diversified Income Series Standard Class	1,784,278	512,264
Delaware VIP Diversified Income Series Service Class	166,209,779	91,962,523
Delaware VIP Emerging Markets Series Standard Class	222,922	1,270
Delaware VIP Emerging Markets Series Service Class	21,851,050	52,203,931
Delaware VIP High Yield Series Standard Class	2,593,980	940,777
Delaware VIP High Yield Series Service Class	25,441,280	34,261,630
Delaware VIP International Value Equity Series Standard Class	2,836	36,425
Delaware VIP Limited-Term Diversified Income Series Standard Class	132,870	158,956
Delaware VIP Limited-Term Diversified Income Series Service Class	64,149,698	117,309,019
Delaware VIP REIT Series Standard Class	1,636,199	1,981,749
Delaware VIP REIT Series Service Class	29,195,590	17,565,113
Delaware VIP Small Cap Value Series Standard Class	1,017,205	1,224,861
Delaware VIP Small Cap Value Series Service Class	47,206,893	42,380,188
Delaware VIP Smid Cap Growth Series Standard Class	1,087,172	1,184,933
Delaware VIP Smid Cap Growth Series Service Class	36,785,914	20,635,497
Delaware VIP U.S. Growth Series Service Class	107,169,999	34,487,084
Delaware VIP Value Series Standard Class	1,320,217	751,880
Delaware VIP Value Series Service Class	72,854,999	29,320,658
Deutsche Alternative Asset Allocation VIP Portfolio Class A	198,562	124,308
Deutsche Alternative Asset Allocation VIP Portfolio Class B	4,235,429	6,355,205
Deutsche Equity 500 Index VIP Portfolio Class A	626,075	939,934
Deutsche Small Cap Index VIP Portfolio Class A	348,168	595,081
Eaton Vance VT Floating-Rate Income Fund Initial Class	7,851,491	3,491,690
Eaton Vance VT Floating-Rate Income Fund ADV Class	240,838	175,809
Fidelity VIP Contrafund Portfolio Initial Class	1,039,559	7,623
Fidelity VIP Contrafund Portfolio Service Class 2	101,240,182	113,248,783
Fidelity VIP Equity-Income Portfolio Service Class 2	8,839	8,915
Fidelity VIP Growth Portfolio Initial Class	638,987	1,391,600
Fidelity VIP Growth Portfolio Service Class 2	34,425,609	24,190,411
Fidelity VIP Mid Cap Portfolio Initial Class	572,031	112,231
Fidelity VIP Mid Cap Portfolio Service Class 2	53,994,344	61,925,666
Fidelity VIP Overseas Portfolio Service Class 2	15,772	16,087
Fidelity VIP Strategic Income Portfolio Initial Class	296,727	8,413
Fidelity VIP Strategic Income Portfolio Service Class 2	6,845,189	932,472
First Trust Dorsey Wright Tactical Core Portfolio Class I	4,964,739	3,114,888
First Trust Multi Income Allocation Portfolio Class I	2,371,628	433,340
First Trust Multi Income Allocation Portfolio Class II	49,200	23
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	8,328,884	1,313,953
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	298	485
Franklin Founding Funds Allocation VIP Fund Class 4	2,325,711	370,249
Franklin Income VIP Fund Class 1	41,791	1,010
Franklin Income VIP Fund Class 2	50,000,127	70,301,402
Franklin Income VIP Fund Class 4	8,337,065	2,059,281
Franklin Mutual Shares VIP Fund Class 1	600,798	27,160
Franklin Mutual Shares VIP Fund Class 2	80,398,795	104,378,377
Franklin Mutual Shares VIP Fund Class 4	2,531,839	715,835
Franklin Rising Dividends VIP Fund Class 1	271,284	37,060
Franklin Rising Dividends VIP Fund Class 4	8,848,838	1,180,809
Franklin Small Cap Value VIP Fund Class 1	76,434	4,955
Franklin Small Cap Value VIP Fund Class 4	3,513,739	396,182
Franklin Small-Mid Cap Growth VIP Fund Class 1	197,831	758
Franklin Small-Mid Cap Growth VIP Fund Class 2	45,784	55,695
Franklin Small-Mid Cap Growth VIP Fund Class 4	1,881,608	602,683
Goldman Sachs VIT Large Cap Value Fund Service Shares	7,324,053	19,597,164
Goldman Sachs VIT Government Money Market Fund Institutional Shares	4,689,368	4,067,076
Goldman Sachs VIT Government Money Market Fund Service Shares	61,073,759	49,540,162
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	978,019	913,366
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	37,975	9,717

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Goldman Sachs VIT Strategic Income Fund Advisor Shares	$2,308,032	$931,848
Goldman Sachs VIT Strategic Income Fund Institutional Shares	24,810	147
Guggenheim Long Short Equity Fund	1,299,432	1,410,582
Guggenheim Multi-Hedge Strategies Fund	1,902,920	1,188,816
Hartford Capital Appreciation HLS Fund Class IA	8,321	2,757
Hartford Capital Appreciation HLS Fund Class IC	3,678,193	836,870
Invesco V.I. American Franchise Fund Series I	285,419	219,039
Invesco V.I. American Franchise Fund Series II	121,948	154,740
Invesco V.I. Balanced-Risk Allocation Fund Series I	15,732	36,637
Invesco V.I. Balanced-Risk Allocation Fund Series II	5,878,225	1,205,266
Invesco V.I. Comstock Fund Series I	54,923	5,345
Invesco V.I. Comstock Fund Series II	1,579,912	426,042
Invesco V.I. Core Equity Fund Series I	651,170	1,012,776
Invesco V.I. Core Equity Fund Series II	120,762	352,411
Invesco V.I. Diversified Dividend Fund Series I	29,692	32,397
Invesco V.I. Diversified Dividend Fund Series II	11,313,061	1,919,611
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	24,951	7,032
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	8,204,052	2,440,468
Invesco V.I. Equity and Income Fund Series I	17,486	53
Invesco V.I. Equity and Income Fund Series II	3,044,524	581,366
Invesco V.I. International Growth Fund Series I	81,715	388,062
Invesco V.I. International Growth Fund Series II	9,086,150	1,914,955
Ivy VIP Asset Strategy Portfolio	1,948,578	2,665,228
Ivy VIP Energy Portfolio	3,556,239	1,966,402
Ivy VIP High Income Portfolio	5,808,320	1,515,657
Ivy VIP Micro Cap Growth Portfolio	1,750,275	299,511
Ivy VIP Mid Cap Growth Portfolio	3,083,272	1,516,908
Ivy VIP Science and Technology Portfolio	4,722,332	2,913,295
Janus Aspen Balanced Portfolio Service Shares	1,895,770	2,430,287
Janus Aspen Enterprise Portfolio Service Shares	1,121,399	650,782
Janus Aspen Global Research Portfolio Service Shares	35,421	124,403
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	2,088,222	509,031
JPMorgan Insurance Trust Income Builder Portfolio Class 2	1,035,072	126,406
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	85,627	4,567
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	4,217,307	485,915
Lord Abbett Bond Debenture Portfolio Class VC	7,030,543	703,459
Lord Abbett Developing Growth Portfolio Class VC	1,804,131	1,074,080
Lord Abbett Fundamental Equity Portfolio Class VC	556,664	2,319,543
Lord Abbett Short Duration Income Portfolio Class VC	8,377,982	4,223,268
LVIP American Balanced Allocation Fund Standard Class	4,090,882	8,200,755
LVIP American Balanced Allocation Fund Service Class	13,868,987	1,143,862
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	74,111,984	9,685,742
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	89,207	11,637
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	8,768,911	1,397,816
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	253,579	504,439
LVIP American Global Growth Allocation Managed Risk Fund Service Class	12,607,551	4,091,236
LVIP American Global Growth Fund Service Class II	27,216,460	16,991,869
LVIP American Global Small Capitalization Fund Service Class II	8,478,329	9,776,924
LVIP American Growth Allocation Fund Standard Class	946,077	53,278
LVIP American Growth Allocation Fund Service Class	8,924,937	1,469,125
LVIP American Growth Fund Service Class II	89,064,820	26,674,329
LVIP American Growth-Income Fund Service Class II	63,556,789	21,991,116
LVIP American Income Allocation Fund Standard Class	53,048	754
LVIP American International Fund Service Class II	15,831,447	13,687,645
LVIP American Preservation Fund Standard Class	76,487	38,285
LVIP American Preservation Fund Service Class	5,827,394	1,867,516
LVIP AQR Enhanced Global Strategies Fund Standard Class	61	14,470
LVIP AQR Enhanced Global Strategies Fund Service Class	300,721	2,818,813
LVIP Baron Growth Opportunities Fund Standard Class	182,032	15,943
LVIP Baron Growth Opportunities Fund Service Class	17,236,422	27,619,605
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	261,291	19,332

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	$150,256,914	$17,719,441
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	34,147	180,329
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	28,815,056	248,144,593
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	26,442	126,722
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	77,352,652	84,192,554
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	68,016,788	1,055,175
LVIP BlackRock Inflation Protected Bond Fund Standard Class	301,044	123,773
LVIP BlackRock Inflation Protected Bond Fund Service Class	53,615,244	64,141,482
LVIP BlackRock Multi-Asset Income Fund Standard Class	68,689	40,753
LVIP BlackRock Multi-Asset Income Fund Service Class	3,667,683	1,016,853
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	118,138,768	2,727,927
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	132,624	432,583
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	13,361,174	41,786,266
LVIP Blended Core Equity Managed Volatility Fund Standard Class	1,092	5,012
LVIP Blended Core Equity Managed Volatility Fund Service Class	85,640,335	5,702,977
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	283,635	303,684
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	105,282,416	15,354,508
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	76,229	652
LVIP Blended Mid Cap Managed Volatility Fund Service Class	173,238,123	14,312,746
LVIP Clarion Global Real Estate Fund Standard Class	67,590	41,787
LVIP Clarion Global Real Estate Fund Service Class	10,990,611	15,457,345
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	34,505,026	3,147,746
LVIP Delaware Bond Fund Standard Class	4,760,901	13,725,189
LVIP Delaware Bond Fund Service Class	397,266,268	117,558,954
LVIP Delaware Diversified Floating Rate Fund Standard Class	448,149	881,825
LVIP Delaware Diversified Floating Rate Fund Service Class	48,127,079	83,756,475
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	495,703	661,146
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	4,276,242	5,294,928
LVIP Delaware Social Awareness Fund Standard Class	1,151,880	1,320,130
LVIP Delaware Social Awareness Fund Service Class	10,499,901	9,144,314
LVIP Delaware Special Opportunities Fund Service Class	14,104,950	6,798,166
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	159,947	571,911
LVIP Dimensional International Equity Managed Volatility Fund Service Class	42,716,630	17,500,165
LVIP Dimensional International Core Equity Fund Standard Class	1,147,627	5,035
LVIP Dimensional International Core Equity Fund Service Class	6,852,831	2,129,884
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,125,839	1,018,635
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	28,953,535	4,525,464
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	926,241	307,655
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	12,761,721	2,320,457
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	745,688	1,842,348
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	129,991,029	15,415,592
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	2,270,870	299,755
LVIP Dimensional/Vanguard Total Bond Fund Service Class	100,165,589	35,650,396
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	86,220,071	52,713,203
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	382,822	334,094
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	10,215	10,430
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	82,540,482	5,929,434
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	209,640	149,543
LVIP Global Conservative Allocation Managed Risk Fund Service Class	134,444,036	136,673,906
LVIP Global Growth Allocation Managed Risk Fund Standard Class	77,621	177,202
LVIP Global Growth Allocation Managed Risk Fund Service Class	319,672,712	745,027,746
LVIP Global Income Fund Standard Class	587,981	3,712
LVIP Global Income Fund Service Class	43,980,699	47,376,099
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	227,189	151,778
LVIP Global Moderate Allocation Managed Risk Fund Service Class	355,432,078	553,081,706
LVIP Goldman Sachs Income Builder Fund Standard Class	16,536	7,661
LVIP Goldman Sachs Income Builder Fund Service Class	2,047,824	758,887
LVIP Government Money Market Fund Standard Class	14,879,367	17,334,558
LVIP Government Money Market Fund Service Class	151,545,983	173,579,869
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	127,631,890	2,005,417
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	3,744	7,305

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Invesco Select Equity Managed Volatility Fund Service Class	$18,116,615	$11,609,227
LVIP JPMorgan High Yield Fund Standard Class	99,622	2,423
LVIP JPMorgan High Yield Fund Service Class	52,083,451	35,577,402
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	147,508	114,910
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	111,564,291	10,719,577
LVIP Managed Risk Profile 2010 Fund Service Class	1,019,139	604,734
LVIP Managed Risk Profile 2020 Fund Service Class	775,434	1,177,524
LVIP Managed Risk Profile 2030 Fund Service Class	429,755	1,616,903
LVIP Managed Risk Profile 2040 Fund Service Class	323,213	1,841,767
LVIP MFS International Growth Fund Standard Class	19,402	10,869
LVIP MFS International Growth Fund Service Class	12,194,799	12,689,193
LVIP MFS International Equity Managed Volatility Fund Service Class	43,367,851	9,405,033
LVIP MFS Value Fund Standard Class	39,679	403
LVIP MFS Value Fund Service Class	66,493,503	75,089,137
LVIP Mondrian International Value Fund Standard Class	1,149,884	1,912,095
LVIP Mondrian International Value Fund Service Class	28,344,374	28,067,645
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	179,455	287
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	9,268,728	1,788,538
LVIP PIMCO Low Duration Bond Fund Standard Class	3,526,391	703,874
LVIP PIMCO Low Duration Bond Fund Service Class	176,898,355	42,707,781
LVIP Select Core Equity Managed Volatility Fund Standard Class	178,377	603,428
LVIP Select Core Equity Managed Volatility Fund Service Class	34,455,816	52,457,494
LVIP SSGA Bond Index Fund Standard Class	432,160	30,841
LVIP SSGA Bond Index Fund Service Class	112,598,658	71,988,921
LVIP SSGA Conservative Index Allocation Fund Service Class	17,421,736	14,611,714
LVIP SSGA Conservative Structured Allocation Fund Standard Class	58,713	42,594
LVIP SSGA Conservative Structured Allocation Fund Service Class	28,933,846	23,794,839
LVIP SSGA Developed International 150 Fund Standard Class	136,969	20,407
LVIP SSGA Developed International 150 Fund Service Class	14,595,269	19,096,221
LVIP SSGA Emerging Markets 100 Fund Standard Class	225,736	192,873
LVIP SSGA Emerging Markets 100 Fund Service Class	16,093,899	26,855,787
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	116,987	92,857
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	44,865,890	103,611,180
LVIP SSGA International Index Fund Standard Class	372,947	264,298
LVIP SSGA International Index Fund Service Class	25,172,865	18,900,172
LVIP SSGA International Managed Volatility Fund Standard Class	165,938	20,384
LVIP SSGA International Managed Volatility Fund Service Class	270,503,848	8,199,014
LVIP SSGA Large Cap 100 Fund Standard Class	775,215	300,193
LVIP SSGA Large Cap 100 Fund Service Class	44,875,738	45,305,561
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	570	294
LVIP SSGA Large Cap Managed Volatility Fund Service Class	83,937,777	6,216,174
LVIP SSGA Moderate Index Allocation Fund Service Class	26,023,242	19,135,760
LVIP SSGA Moderate Structured Allocation Fund Standard Class	10,036	837
LVIP SSGA Moderate Structured Allocation Fund Service Class	57,999,105	71,250,642
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	17,373,794	16,587,384
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	624,039	1,849
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	44,661,920	49,265,498
LVIP SSGA S&P 500 Index Fund Standard Class	8,022,637	4,818,205
LVIP SSGA S&P 500 Index Fund Service Class	75,406,411	85,997,440
LVIP SSGA Small-Cap Index Fund Standard Class	1,125,162	419,876
LVIP SSGA Small-Cap Index Fund Service Class	22,876,257	39,118,615
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	24,617	65,262
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	71,905,279	7,638,380
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	591,885	412,655
LVIP SSGA Small-Mid Cap 200 Fund Service Class	18,701,266	16,540,507
LVIP T. Rowe Price Growth Stock Fund Standard Class	589,450	38,720
LVIP T. Rowe Price Growth Stock Fund Service Class	22,888,654	47,191,382
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	542,610	529,078
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	16,166,157	16,361,743
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	852	1,355
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	340,905,223	5,256,132

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Vanguard Domestic Equity ETF Fund Standard Class	$263,053	$235,888
LVIP Vanguard Domestic Equity ETF Fund Service Class	29,655,025	13,447,373
LVIP Vanguard International Equity ETF Fund Standard Class	180,812	168,302
LVIP Vanguard International Equity ETF Fund Service Class	14,166,122	6,578,798
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	1,379	92,728
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	16,616,469	88,158,881
LVIP Wellington Capital Growth Fund Standard Class	6,833	6,292
LVIP Wellington Capital Growth Fund Service Class	35,522,149	30,913,235
LVIP Wellington Mid-Cap Value Fund Standard Class	244,792	200
LVIP Wellington Mid-Cap Value Fund Service Class	10,548,086	8,792,655
MFS VIT Growth Series Initial Class	286,306	310,674
MFS VIT Growth Series Service Class	22,146,887	4,089,100
MFS VIT Total Return Series Initial Class	8,140,149	8,342,089
MFS VIT Total Return Series Service Class	38,298,963	7,969,800
MFS VIT Utilities Series Initial Class	713,768	1,419,428
MFS VIT Utilities Series Service Class	29,649,600	30,809,518
MFS VIT II Core Equity Portfolio Service Class	196,936	378,981
MFS VIT II International Value Series Initial Class	201,630	28,397
MFS VIT II International Value Series Service Class	8,762,232	1,815,099
Morgan Stanley UIF Growth Portfolio Class II	502,476	419,576
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	12,792	12,865
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	3,034,454	6,034,338
Oppenheimer Global Fund/VA Service Shares	1,294,414	946,900
Oppenheimer International Growth Fund/VA Non-Service Shares	65,866	55,541
Oppenheimer International Growth Fund/VA Service Shares	4,170,095	1,145,645
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	442,038	13,440
Oppenheimer Main Street Small Cap Fund/VA Service Shares	3,141,334	569,058
PIMCO VIT All Asset All Authority Portfolio Advisor Class	1,187,923	486,292
PIMCO VIT All Asset All Authority Portfolio Institutional Class	5,046	116,809
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	4,775,225	3,068,702
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	460	2,426
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,710,526	1,298,589
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	17,033	409
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	1,522,818	758,921
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	13,219	2,744
Putnam VT Absolute Return 500 Fund Class IA	26,026	35,207
Putnam VT Absolute Return 500 Fund Class IB	672,367	832,994
Putnam VT Global Health Care Fund Class IA	14,737	8,643
Putnam VT Global Health Care Fund Class IB	5,153,423	4,595,065
Putnam VT Growth & Income Fund Class IB	72,017	188,820
Putnam VT Income Fund Class IB	2,276,237	239,780
SIPT VP Market Growth Strategy Fund Class III	1,102,881	151,755
SIPT VP Market Plus Strategy Fund Class III	416,105	100,635
Templeton Foreign VIP Fund Class 1	1,590	793
Templeton Foreign VIP Fund Class 4	1,746,366	943,734
Templeton Global Bond VIP Fund Class 1	102,407	160,767
Templeton Global Bond VIP Fund Class 2	8,486,424	58,860,872
Templeton Global Bond VIP Fund Class 4	7,088,982	2,559,496
Templeton Growth VIP Fund Class 2	3,777,414	6,028,999
Transparent Value Directional Allocation VI Portfolio Class I	26	34,030
Transparent Value Directional Allocation VI Portfolio Class II	192,303	8,208,014
UIF Global Infrastructure Portfolio Class I	34,480	5,892
UIF Global Infrastructure Portfolio Class II	3,361,852	795,456
VanEck VIP Global Hard Assets Fund Class S Shares	1,868,407	778,284
VanEck VIP Global Hard Assets Fund Initial Class Shares	1,098	22,765
Virtus Equity Trend Series Class A	162,841	2,200,236
Virtus Multi-Sector Fixed Income Series Class A	5,113,870	1,274,383
Virtus Multi-Sector Fixed Income Series Class I	619	51

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	1,139,818	$21.52	$24,528,884	$21,729,677
AB VPS International Value Portfolio Class B	186	13.16	2,454	2,438
AB VPS Large Cap Growth Portfolio Class B	217,613	43.32	9,426,990	7,167,165
AB VPS Small/Mid Cap Value Portfolio Class A	18,828	20.29	382,014	355,654
AB VPS Small/Mid Cap Value Portfolio Class B	9,536,428	20.12	191,872,929	173,594,925
Alps|Alerian Energy Infrastructure Portfolio Class I	24,545	9.82	241,035	261,303
Alps|Alerian Energy Infrastructure Portfolio Class III	558,045	9.80	5,468,839	5,233,479
Alps|Red Rocks Listed Private Equity Portfolio Class I	2,538	10.59	26,877	26,242
Alps|Red Rocks Listed Private Equity Portfolio Class III	491,447	11.06	5,435,405	5,220,640
Alps|Stadion Tactical Defensive Portfolio Class I	5,321	10.42	55,447	54,270
Alps|Stadion Tactical Defensive Portfolio Class III	423,100	10.66	4,510,251	4,292,584
Alps|Stadion Tactical Growth Portfolio Class III	383,453	10.36	3,972,572	3,723,945
American Century VP Balanced Fund Class II	2,646,391	6.97	18,445,345	18,318,182
American Century VP Inflation Protection Fund Class II	2,693	10.11	27,228	28,059
American Funds Asset Allocation Fund Class 1	637,159	21.68	13,813,616	13,651,512
American Funds Asset Allocation Fund Class 4	4,088,264	21.43	87,611,494	86,128,668
American Funds Blue Chip Income and Growth Fund Class 1	247,295	13.53	3,345,905	3,244,809
American Funds Blue Chip Income and Growth Fund Class 4	1,465,187	13.39	19,618,849	19,508,914
American Funds Bond Fund Class 1	338,411	10.80	3,654,841	3,734,834
American Funds Capital Income Builder Fund Class 1	96,885	9.46	916,529	932,549
American Funds Capital Income Builder Fund Class 4	2,810,750	9.45	26,561,590	27,158,689
American Funds Global Balanced Fund Class 1	50,170	11.08	555,879	563,512
American Funds Global Bond Fund Class 1	197,991	11.22	2,221,457	2,344,175
American Funds Global Growth Fund Class 1	90,176	24.05	2,168,745	2,443,579
American Funds Global Growth Fund Class 2	11,450,026	23.85	273,083,113	265,088,786
American Funds Global Growth Fund Class 4	706,017	23.81	16,810,257	18,112,530
American Funds Global Growth and Income Fund Class 1	113,007	13.02	1,471,346	1,462,576
American Funds Global Small Capitalization Fund Class 1	56,609	20.24	1,145,764	1,288,890
American Funds Global Small Capitalization Fund Class 2	19,209,929	19.72	378,819,802	387,194,784
American Funds Global Small Capitalization Fund Class 4	253,800	19.91	5,053,154	5,900,106
American Funds Growth Fund Class 1	120,356	67.29	8,098,770	8,519,669
American Funds Growth Fund Class 2	20,520,135	66.92	1,373,207,430	1,184,958,253
American Funds Growth Fund Class 4	783,459	66.41	52,029,492	53,218,299
American Funds Growth-Income Fund Class 1	98,086	44.41	4,355,998	4,629,319
American Funds Growth-Income Fund Class 2	42,206,524	44.00	1,857,087,056	1,620,842,476
American Funds Growth-Income Fund Class 4	793,421	43.73	34,696,318	36,281,413
American Funds High-Income Bond Fund Class 1	128,405	10.18	1,307,167	1,377,630
American Funds International Fund Class 1	208,070	16.82	3,499,730	3,941,650
American Funds International Fund Class 2	37,529,918	16.76	629,001,419	667,912,284
American Funds International Fund Class 4	928,371	16.64	15,448,086	17,172,826
American Funds International Growth and Income Fund Class 1	97,984	14.48	1,418,815	1,648,322
American Funds Managed Risk Asset Allocation Fund Class P1	100,531	12.02	1,208,379	1,179,430
American Funds Managed Risk Asset Allocation Fund Class P2	5,727,450	12.01	68,786,677	67,867,740
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	12,648	11.67	147,596	138,473
American Funds Managed Risk Growth Fund Class P1	10,971	10.71	117,502	119,270
American Funds Managed Risk Growth-Income Fund Class P1	2,175	11.07	24,078	25,213
American Funds Managed Risk International Fund Class P1	4,791	8.89	42,595	45,510
American Funds Mortgage Fund Class 1	35,404	10.56	373,863	377,589
American Funds Mortgage Fund Class 4	441,006	10.48	4,621,747	4,699,359
American Funds New World Fund Class 1	149,165	19.72	2,941,540	3,196,299
American Funds New World Fund Class 4	746,133	19.51	14,557,060	14,661,694
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	20,481	12.05	246,795	254,851
BlackRock Global Allocation V.I. Fund Class I	240,616	15.51	3,731,954	3,892,374
BlackRock Global Allocation V.I. Fund Class III	83,741,525	13.37	1,119,624,189	1,183,439,741
BlackRock iShares Alternative Strategies V.I. Fund Class I	919	10.15	9,323	9,375
BlackRock iShares Alternative Strategies V.I. Fund Class III	328,955	10.12	3,329,021	3,491,618
Catalyst Dividend Capture VA Fund	111,588	12.40	1,383,686	1,286,700
ClearBridge Variable Aggressive Growth Portfolio Class I	7,907	25.08	198,297	232,742

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ClearBridge Variable Aggressive Growth Portfolio Class II	770,180	$24.74	$19,054,258	$22,071,036
ClearBridge Variable Mid Cap Portfolio Class I	16,446	19.07	313,631	314,848
ClearBridge Variable Mid Cap Portfolio Class II	1,136,489	18.97	21,559,186	21,088,903
Delaware VIP Diversified Income Series Standard Class	439,199	10.29	4,519,360	4,644,019
Delaware VIP Diversified Income Series Service Class	172,636,436	10.22	1,764,344,376	1,825,619,782
Delaware VIP Emerging Markets Series Standard Class	13,563	17.94	243,313	221,793
Delaware VIP Emerging Markets Series Service Class	15,425,378	17.88	275,805,754	290,593,393
Delaware VIP High Yield Series Standard Class	1,036,934	5.14	5,329,840	5,347,875
Delaware VIP High Yield Series Service Class	27,406,334	5.12	140,320,430	149,313,763
Delaware VIP International Value Equity Series Standard Class	10,876	11.11	120,832	137,863
Delaware VIP Limited-Term Diversified Income Series Standard Class	113,588	9.82	1,115,430	1,123,054
Delaware VIP Limited-Term Diversified Income Series Service Class	130,721,977	9.75	1,274,539,276	1,294,710,111
Delaware VIP REIT Series Standard Class	222,341	15.57	3,461,851	3,138,144
Delaware VIP REIT Series Service Class	11,053,482	15.54	171,771,104	150,019,936
Delaware VIP Small Cap Value Series Standard Class	184,182	39.84	7,337,791	5,315,513
Delaware VIP Small Cap Value Series Service Class	9,193,344	39.67	364,699,949	299,838,194
Delaware VIP Smid Cap Growth Series Standard Class	262,906	28.08	7,382,394	6,106,388
Delaware VIP Smid Cap Growth Series Service Class	6,612,911	26.75	176,895,389	169,677,519
Delaware VIP U.S. Growth Series Service Class	35,635,937	8.68	309,319,932	338,903,828
Delaware VIP Value Series Standard Class	236,539	29.25	6,918,767	4,936,064
Delaware VIP Value Series Service Class	10,774,726	29.15	314,083,270	258,659,365
Deutsche Alternative Asset Allocation VIP Portfolio Class A	78,852	12.97	1,022,713	1,062,298
Deutsche Alternative Asset Allocation VIP Portfolio Class B	4,117,137	12.96	53,358,100	55,546,228
Deutsche Equity 500 Index VIP Portfolio Class A	305,735	19.58	5,986,299	4,226,868
Deutsche Small Cap Index VIP Portfolio Class A	215,937	16.78	3,623,418	2,833,772
Eaton Vance VT Floating-Rate Income Fund Initial Class	1,244,945	9.26	11,528,205	11,325,583
Eaton Vance VT Floating-Rate Income Fund ADV Class	240,351	9.27	2,228,096	2,190,116
Fidelity VIP Contrafund Portfolio Initial Class	40,446	33.18	1,341,995	1,338,861
Fidelity VIP Contrafund Portfolio Service Class 2	31,347,011	32.45	1,017,210,510	842,751,089
Fidelity VIP Growth Portfolio Initial Class	66,705	59.31	3,956,258	3,138,992
Fidelity VIP Growth Portfolio Service Class 2	2,760,116	58.44	161,301,167	143,987,491
Fidelity VIP Mid Cap Portfolio Initial Class	33,621	33.98	1,142,449	1,142,136
Fidelity VIP Mid Cap Portfolio Service Class 2	15,711,144	33.03	518,939,094	486,092,032
Fidelity VIP Strategic Income Portfolio Initial Class	41,397	11.07	458,267	466,904
Fidelity VIP Strategic Income Portfolio Service Class 2	713,319	10.98	7,832,245	7,881,899
First Trust Dorsey Wright Tactical Core Portfolio Class I	195,844	9.85	1,929,066	1,918,491
First Trust Multi Income Allocation Portfolio Class I	481,832	10.54	5,078,506	4,998,611
First Trust Multi Income Allocation Portfolio Class II	4,684	10.54	49,366	49,177
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	1,302,121	12.85	16,732,258	16,149,709
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	477	12.87	6,136	5,902
Franklin Founding Funds Allocation VIP Fund Class 4	857,489	7.21	6,182,498	6,149,454
Franklin Income VIP Fund Class 1	6,594	15.88	104,719	98,692
Franklin Income VIP Fund Class 2	37,164,667	15.38	571,592,574	558,263,654
Franklin Income VIP Fund Class 4	1,587,893	15.71	24,945,793	24,517,165
Franklin Mutual Shares VIP Fund Class 1	31,229	20.40	637,064	621,161
Franklin Mutual Shares VIP Fund Class 2	36,531,084	20.08	733,544,157	631,111,949
Franklin Mutual Shares VIP Fund Class 4	272,048	20.23	5,503,538	5,637,112
Franklin Rising Dividends VIP Fund Class 1	25,430	25.51	648,712	678,404
Franklin Rising Dividends VIP Fund Class 4	640,937	24.98	16,010,605	16,445,263
Franklin Small Cap Value VIP Fund Class 1	19,197	19.93	382,600	395,014
Franklin Small Cap Value VIP Fund Class 4	302,132	19.74	5,964,086	5,779,131
Franklin Small-Mid Cap Growth VIP Fund Class 1	11,245	17.77	199,817	203,685
Franklin Small-Mid Cap Growth VIP Fund Class 4	192,536	16.81	3,236,531	3,623,920
Goldman Sachs VIT Large Cap Value Fund Service Shares	15,043,365	10.16	152,840,587	151,969,190
Goldman Sachs VIT Government Money Market Fund Institutional Shares	1,451,320	1.00	1,451,341	1,451,341
Goldman Sachs VIT Government Money Market Fund Service Shares	47,466,790	1.00	47,466,818	47,466,818
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	282,082	9.08	2,561,301	2,687,666
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	6,221	9.10	56,610	58,802
Goldman Sachs VIT Strategic Income Fund Advisor Shares	554,706	9.12	5,058,915	5,186,261
Goldman Sachs VIT Strategic Income Fund Institutional Shares	2,684	9.15	24,557	24,663
Guggenheim Long Short Equity Fund	220,150	15.37	3,383,705	3,343,188

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Guggenheim Multi-Hedge Strategies Fund	174,943	$23.95	$4,189,891	$4,188,626
Hartford Capital Appreciation HLS Fund Class IA	1,937	42.05	81,464	104,969
Hartford Capital Appreciation HLS Fund Class IC	205,225	41.76	8,570,201	9,756,909
Invesco V.I. American Franchise Fund Series I	45,867	53.58	2,457,575	1,830,494
Invesco V.I. American Franchise Fund Series II	24,291	51.96	1,262,161	1,067,498
Invesco V.I. Balanced-Risk Allocation Fund Series I	15,826	11.34	179,473	188,664
Invesco V.I. Balanced-Risk Allocation Fund Series II	1,025,077	11.22	11,501,368	11,557,924
Invesco V.I. Comstock Fund Series I	6,804	18.69	127,174	123,910
Invesco V.I. Comstock Fund Series II	193,843	18.62	3,609,351	3,531,622
Invesco V.I. Core Equity Fund Series I	191,324	34.58	6,615,980	5,232,925
Invesco V.I. Core Equity Fund Series II	46,455	34.11	1,584,588	1,266,378
Invesco V.I. Diversified Dividend Fund Series I	1,209	26.38	31,900	27,661
Invesco V.I. Diversified Dividend Fund Series II	613,379	26.23	16,088,921	14,834,758
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	1,665	17.24	28,708	29,027
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	927,562	16.81	15,592,310	16,088,366
Invesco V.I. Equity and Income Fund Series I	1,021	17.76	18,139	17,434
Invesco V.I. Equity and Income Fund Series II	426,490	17.68	7,540,335	7,446,889
Invesco V.I. International Growth Fund Series I	58,924	32.89	1,938,017	1,414,994
Invesco V.I. International Growth Fund Series II	961,377	32.44	31,187,072	32,543,294
Ivy VIP Asset Strategy Portfolio	1,076,284	8.04	8,657,627	10,365,486
Ivy VIP Energy Portfolio	1,084,170	6.77	7,342,538	6,518,164
Ivy VIP High Income Portfolio	3,514,431	3.61	12,679,715	12,591,065
Ivy VIP Micro Cap Growth Portfolio	149,114	20.66	3,081,147	3,187,713
Ivy VIP Mid Cap Growth Portfolio	483,187	9.44	4,560,169	4,677,851
Ivy VIP Science and Technology Portfolio	505,249	22.34	11,287,055	11,816,176
Janus Aspen Balanced Portfolio Service Shares	421,080	31.89	13,428,239	11,822,250
Janus Aspen Enterprise Portfolio Service Shares	111,581	56.22	6,273,076	4,585,383
Janus Aspen Global Research Portfolio Service Shares	17,191	39.87	685,389	498,186
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	246,938	14.87	3,671,962	3,645,297
JPMorgan Insurance Trust Income Builder Portfolio Class 2	118,825	9.92	1,178,739	1,170,202
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,884	19.40	152,947	157,599
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	487,219	19.20	9,354,599	9,941,054
Lord Abbett Bond Debenture Portfolio Class VC	1,176,930	11.94	14,052,544	14,119,973
Lord Abbett Developing Growth Portfolio Class VC	196,900	21.69	4,270,755	4,567,391
Lord Abbett Fundamental Equity Portfolio Class VC	793,026	18.30	14,512,377	13,628,655
Lord Abbett Short Duration Income Portfolio Class VC	1,187,412	14.57	17,300,591	17,636,083
LVIP American Balanced Allocation Fund Standard Class	456,565	11.87	5,417,147	5,536,074
LVIP American Balanced Allocation Fund Service Class	2,099,074	11.86	24,895,014	25,880,772
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	19,344,409	12.42	240,257,558	219,059,221
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	60,776	10.77	654,553	660,467
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	2,035,600	10.77	21,917,307	22,569,434
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	60,715	10.97	665,862	691,335
LVIP American Global Growth Allocation Managed Risk Fund Service Class	5,766,665	10.97	63,231,481	66,310,460
LVIP American Global Growth Fund Service Class II	7,458,012	15.71	117,172,827	117,060,171
LVIP American Global Small Capitalization Fund Service Class II	4,366,164	14.54	63,484,020	59,230,119
LVIP American Growth Allocation Fund Standard Class	173,871	12.21	2,122,441	2,201,540
LVIP American Growth Allocation Fund Service Class	1,655,219	12.20	20,198,634	21,309,787
LVIP American Growth Fund Service Class II	20,128,663	17.31	348,366,767	317,425,123
LVIP American Growth-Income Fund Service Class II	16,710,028	18.19	303,888,568	268,865,349
LVIP American Income Allocation Fund Standard Class	5,144	11.10	57,083	58,999
LVIP American International Fund Service Class II	10,691,459	12.63	135,075,895	134,314,338
LVIP American Preservation Fund Standard Class	12,062	9.79	118,028	120,533
LVIP American Preservation Fund Service Class	740,079	9.79	7,242,411	7,336,650
LVIP Baron Growth Opportunities Fund Standard Class	15,609	41.09	641,325	696,831
LVIP Baron Growth Opportunities Fund Service Class	3,776,804	40.17	151,721,767	142,876,870
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	20,500	18.29	374,883	357,832
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	40,630,398	18.26	741,829,798	684,503,013
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	16,609	9.63	159,963	174,661
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	95,130,214	9.58	910,871,799	982,128,416
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	6,582,171	10.11	66,565,492	66,957,257
LVIP BlackRock Inflation Protected Bond Fund Standard Class	83,307	10.16	846,230	869,654

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Inflation Protected Bond Fund Service Class	73,697,804	$10.16	$748,622,292	$797,011,537
LVIP BlackRock Multi-Asset Income Fund Standard Class	27,484	9.36	257,194	265,492
LVIP BlackRock Multi-Asset Income Fund Service Class	673,247	9.36	6,300,244	6,403,360
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	11,144,098	10.46	116,611,838	115,467,362
LVIP Blended Core Equity Managed Volatility Fund Standard Class	6,585	10.67	70,274	69,480
LVIP Blended Core Equity Managed Volatility Fund Service Class	20,129,544	10.67	214,822,499	207,587,847
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	73,310	31.00	2,272,238	1,741,375
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	14,554,730	30.46	443,278,846	416,920,480
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	6,671	11.92	79,493	75,615
LVIP Blended Mid Cap Managed Volatility Fund Service Class	37,984,954	11.61	441,043,299	460,195,607
LVIP Clarion Global Real Estate Fund Standard Class	35,860	9.02	323,600	341,105
LVIP Clarion Global Real Estate Fund Service Class	11,008,515	8.94	98,383,100	91,470,420
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	8,883,797	9.33	82,841,410	83,124,343
LVIP Delaware Bond Fund Standard Class	6,299,743	13.42	84,523,649	84,472,255
LVIP Delaware Bond Fund Service Class	227,993,376	13.42	3,058,987,121	3,146,670,938
LVIP Delaware Diversified Floating Rate Fund Standard Class	134,077	10.05	1,346,801	1,352,155
LVIP Delaware Diversified Floating Rate Fund Service Class	69,972,889	10.02	701,128,339	707,396,307
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	313,290	14.12	4,422,711	4,263,352
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	933,932	14.11	13,173,108	13,125,133
LVIP Delaware Social Awareness Fund Standard Class	202,246	36.84	7,450,941	6,761,858
LVIP Delaware Social Awareness Fund Service Class	1,568,445	36.70	57,555,676	57,719,026
LVIP Delaware Special Opportunities Fund Service Class	1,531,694	38.94	59,642,623	57,781,302
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	153,082	8.76	1,341,000	1,441,196
LVIP Dimensional International Equity Managed Volatility Fund Service Class	29,159,938	8.76	255,441,060	278,743,878
LVIP Dimensional International Core Equity Fund Standard Class	163,095	9.19	1,499,170	1,485,423
LVIP Dimensional International Core Equity Fund Service Class	1,124,564	9.19	10,335,864	10,192,242
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	57,855	27.25	1,576,784	1,984,104
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,937,882	27.13	52,574,745	61,134,710
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	117,388	10.80	1,267,909	1,140,659
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	1,390,499	10.80	15,021,563	14,162,947
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	266,321	12.97	3,454,714	3,413,750
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	38,380,869	12.97	497,607,974	500,409,837
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	522,507	10.41	5,441,383	5,546,761
LVIP Dimensional/Vanguard Total Bond Fund Service Class	45,468,585	10.41	473,509,845	480,199,969
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	24,161,825	30.03	725,507,123	757,010,977
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	224,278	9.48	2,126,824	2,208,283
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,042	9.92	10,336	10,074
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	26,059,453	9.93	258,640,052	259,510,546
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	13,164	13.33	175,471	181,590
LVIP Global Conservative Allocation Managed Risk Fund Service Class	94,275,954	13.33	1,256,227,080	1,241,231,004
LVIP Global Growth Allocation Managed Risk Fund Standard Class	307,131	13.06	4,010,518	3,990,531
LVIP Global Growth Allocation Managed Risk Fund Service Class	628,695,419	13.06	8,210,133,478	8,015,516,311
LVIP Global Income Fund Standard Class	57,262	10.87	622,206	631,341
LVIP Global Income Fund Service Class	54,886,516	10.82	594,091,646	628,404,460
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	63,252	13.51	854,724	893,506
LVIP Global Moderate Allocation Managed Risk Fund Service Class	482,166,498	13.51	6,514,069,390	6,350,421,115
LVIP Goldman Sachs Income Builder Fund Standard Class	3,036	9.62	29,223	29,934
LVIP Goldman Sachs Income Builder Fund Service Class	407,811	9.62	3,924,777	3,921,515
LVIP Government Money Market Fund Standard Class	2,636,414	10.00	26,364,157	26,364,156
LVIP Government Money Market Fund Service Class	22,157,678	10.00	221,576,806	221,576,806
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	24,136,777	10.47	252,712,052	244,039,320
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	7,520	9.79	73,654	78,022
LVIP Invesco Select Equity Managed Volatility Fund Service Class	12,860,921	9.79	125,959,860	128,666,717
LVIP JPMorgan High Yield Fund Standard Class	12,591	10.75	135,350	135,952
LVIP JPMorgan High Yield Fund Service Class	15,999,869	10.75	171,966,591	176,095,316
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	16,744	15.62	261,505	251,756
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	34,094,916	15.51	528,709,858	489,003,355
LVIP Managed Risk Profile 2010 Fund Service Class	461,070	11.19	5,157,531	4,931,393
LVIP Managed Risk Profile 2020 Fund Service Class	925,127	11.20	10,365,125	9,132,163
LVIP Managed Risk Profile 2030 Fund Service Class	462,571	10.85	5,018,431	4,538,822
LVIP Managed Risk Profile 2040 Fund Service Class	382,453	10.32	3,945,005	3,359,812

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP MFS International Growth Fund Standard Class	2,246	$13.71	$30,784	$31,089
LVIP MFS International Growth Fund Service Class	11,031,998	13.72	151,403,140	141,149,499
LVIP MFS International Equity Managed Volatility Fund Service Class	21,851,055	9.07	198,232,772	211,686,720
LVIP MFS Value Fund Standard Class	1,280	37.93	48,536	48,512
LVIP MFS Value Fund Service Class	23,106,630	37.91	876,018,541	617,083,153
LVIP Mondrian International Value Fund Standard Class	751,578	15.38	11,559,271	12,323,682
LVIP Mondrian International Value Fund Service Class	17,721,297	15.37	272,447,224	296,374,013
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	19,505	9.40	183,429	179,173
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	2,930,269	9.41	27,559,185	28,084,290
LVIP PIMCO Low Duration Bond Fund Standard Class	432,230	10.02	4,330,076	4,352,008
LVIP PIMCO Low Duration Bond Fund Service Class	35,399,635	10.02	354,668,940	355,359,289
LVIP Select Core Equity Managed Volatility Fund Standard Class	17,619	11.68	205,856	198,628
LVIP Select Core Equity Managed Volatility Fund Service Class	35,667,401	11.68	416,630,908	409,337,938
LVIP SSGA Bond Index Fund Standard Class	101,977	11.16	1,137,654	1,161,947
LVIP SSGA Bond Index Fund Service Class	87,203,568	11.16	973,191,829	970,380,774
LVIP SSGA Conservative Index Allocation Fund Service Class	5,676,069	12.12	68,765,577	66,876,133
LVIP SSGA Conservative Structured Allocation Fund Standard Class	51,202	11.49	588,258	615,091
LVIP SSGA Conservative Structured Allocation Fund Service Class	16,151,403	11.49	185,531,166	181,506,524
LVIP SSGA Developed International 150 Fund Standard Class	51,830	7.92	410,702	465,709
LVIP SSGA Developed International 150 Fund Service Class	17,264,283	7.93	136,871,234	138,502,254
LVIP SSGA Emerging Markets 100 Fund Standard Class	74,519	8.23	613,441	662,407
LVIP SSGA Emerging Markets 100 Fund Service Class	19,670,290	8.24	161,984,834	186,893,740
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	48,240	11.23	541,588	554,333
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	74,640,798	11.23	837,992,237	847,000,738
LVIP SSGA International Index Fund Standard Class	108,426	8.15	883,671	939,702
LVIP SSGA International Index Fund Service Class	31,690,686	8.15	258,374,162	251,116,897
LVIP SSGA International Managed Volatility Fund Standard Class	17,460	8.22	143,466	145,423
LVIP SSGA International Managed Volatility Fund Service Class	40,832,838	8.22	335,768,426	347,673,409
LVIP SSGA Large Cap 100 Fund Standard Class	164,659	13.79	2,269,988	2,343,413
LVIP SSGA Large Cap 100 Fund Service Class	22,308,157	13.77	307,205,635	260,514,496
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2,874	11.58	33,291	30,682
LVIP SSGA Large Cap Managed Volatility Fund Service Class	22,838,065	11.58	264,510,461	257,346,267
LVIP SSGA Moderate Index Allocation Fund Service Class	15,408,977	13.12	202,104,135	186,817,724
LVIP SSGA Moderate Structured Allocation Fund Standard Class	15,014	12.29	184,452	189,982
LVIP SSGA Moderate Structured Allocation Fund Service Class	62,386,886	12.28	766,110,954	725,786,923
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	12,386,157	13.29	164,624,406	149,482,048
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	51,239	12.57	643,916	622,257
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	33,172,819	12.56	416,650,615	389,518,759
LVIP SSGA S&P 500 Index Fund Standard Class	2,477,464	15.56	38,554,290	31,983,898
LVIP SSGA S&P 500 Index Fund Service Class	58,617,646	15.56	912,090,578	675,096,169
LVIP SSGA Small-Cap Index Fund Standard Class	109,005	28.75	3,134,208	2,799,401
LVIP SSGA Small-Cap Index Fund Service Class	9,584,820	28.74	275,477,296	208,620,762
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	11,351	11.78	133,715	128,512
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	22,789,391	11.78	268,413,455	252,202,856
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	153,881	14.16	2,179,415	2,177,028
LVIP SSGA Small-Mid Cap 200 Fund Service Class	9,362,458	14.15	132,478,785	118,601,090
LVIP T. Rowe Price Growth Stock Fund Standard Class	20,614	33.21	684,512	654,015
LVIP T. Rowe Price Growth Stock Fund Service Class	7,178,447	32.58	233,888,168	189,813,420
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	135,863	21.51	2,922,412	2,437,919
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	5,616,825	20.80	116,824,342	104,279,403
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,428	9.77	33,485	33,544
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	59,806,960	9.77	584,254,189	574,937,985
LVIP Vanguard Domestic Equity ETF Fund Standard Class	38,745	15.89	615,650	507,871
LVIP Vanguard Domestic Equity ETF Fund Service Class	8,553,607	15.88	135,839,839	113,152,470
LVIP Vanguard International Equity ETF Fund Standard Class	78,083	9.21	718,906	738,892
LVIP Vanguard International Equity ETF Fund Service Class	8,224,759	9.21	75,708,903	78,164,539
LVIP Wellington Capital Growth Fund Service Class	8,332,780	35.24	293,680,507	239,747,107
LVIP Wellington Mid-Cap Value Fund Standard Class	10,056	25.20	253,406	244,609
LVIP Wellington Mid-Cap Value Fund Service Class	3,403,533	25.12	85,510,372	66,021,988
MFS VIT Growth Series Initial Class	82,073	38.76	3,181,142	2,460,570
MFS VIT Growth Series Service Class	2,108,289	37.57	79,208,402	76,038,714

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Total Return Series Initial Class	326,848	$23.18	$7,576,327	$7,622,419
MFS VIT Total Return Series Service Class	1,322,941	22.81	30,176,277	30,254,260
MFS VIT Utilities Series Initial Class	270,618	26.81	7,255,273	6,727,758
MFS VIT Utilities Series Service Class	7,412,833	26.37	195,476,411	204,075,543
MFS VIT II Core Equity Portfolio Service Class	102,698	21.47	2,204,919	2,355,853
MFS VIT II International Value Series Initial Class	14,347	22.57	323,811	330,533
MFS VIT II International Value Series Service Class	782,615	22.23	17,397,539	17,608,650
Morgan Stanley UIF Growth Portfolio Class II	66,834	23.66	1,581,301	1,537,403
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	1,667,727	16.91	28,201,257	23,751,308
Oppenheimer Global Fund/VA Service Shares	224,126	34.64	7,763,708	7,107,978
Oppenheimer International Growth Fund/VA Non-Service Shares	256,169	2.08	532,832	584,779
Oppenheimer International Growth Fund/VA Service Shares	3,940,557	2.16	8,511,604	9,074,832
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	19,968	24.08	480,841	473,383
Oppenheimer Main Street Small Cap Fund/VA Service Shares	335,020	23.75	7,956,717	7,642,921
PIMCO VIT All Asset All Authority Portfolio Advisor Class	203,684	8.41	1,712,984	1,763,327
PIMCO VIT All Asset All Authority Portfolio Institutional Class	11,665	8.42	98,217	100,206
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,622,981	7.95	12,902,695	17,175,354
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	3,870	7.84	30,338	31,176
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	232,647	12.58	2,926,698	2,957,957
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	1,873	12.58	23,566	23,679
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	344,988	10.21	3,522,330	3,519,803
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	3,264	10.21	33,326	33,024
Putnam VT Absolute Return 500 Fund Class IB	217,155	10.03	2,178,060	2,245,204
Putnam VT Global Health Care Fund Class IA	1,193	16.10	19,211	23,258
Putnam VT Global Health Care Fund Class IB	520,875	15.68	8,167,321	8,973,773
Putnam VT Growth & Income Fund Class IB	46,980	25.99	1,221,023	961,261
Putnam VT Income Fund Class IB	369,353	10.90	4,025,949	4,108,586
SIPT VP Market Growth Strategy Fund Class III	177,249	9.93	1,760,083	1,804,598
SIPT VP Market Plus Strategy Fund Class III	177,634	10.06	1,787,003	1,890,430
Templeton Foreign VIP Fund Class 1	1,497	13.89	20,789	24,239
Templeton Foreign VIP Fund Class 4	183,630	13.71	2,517,569	2,567,593
Templeton Global Bond VIP Fund Class 1	91,357	16.85	1,539,363	1,620,974
Templeton Global Bond VIP Fund Class 2	21,840,233	16.25	354,903,793	377,429,261
Templeton Global Bond VIP Fund Class 4	1,079,692	16.63	17,955,277	18,115,540
Templeton Growth VIP Fund Class 2	2,160,222	13.70	29,595,043	27,932,606
UIF Global Infrastructure Portfolio Class I	10,025	7.53	75,484	86,217
UIF Global Infrastructure Portfolio Class II	790,010	7.49	5,917,174	6,325,852
VanEck VIP Global Hard Assets Fund Class S Shares	130,140	23.33	3,036,171	2,790,658
VanEck VIP Global Hard Assets Fund Initial Class Shares	12,390	24.14	299,099	318,621
Virtus Equity Trend Series Class A	105,466	11.27	1,188,608	1,325,660
Virtus Multi-Sector Fixed Income Series Class A	1,134,277	9.14	10,367,290	10,510,779
Virtus Multi-Sector Fixed Income Series Class I	1,456	9.13	13,293	13,272

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	136,987	(491,164)	(354,177)
AB VPS International Value Portfolio Class B	907	(1,247)	(340)
AB VPS Large Cap Growth Portfolio Class B	46,578	(120,991)	(74,413)
AB VPS Small/Mid Cap Value Portfolio Class A	24,047	(839)	23,208
AB VPS Small/Mid Cap Value Portfolio Class B	434,082	(890,413)	(456,331)
Alps|Alerian Energy Infrastructure Portfolio Class I	1,154	(2,751)	(1,597)
Alps|Alerian Energy Infrastructure Portfolio Class III	369,292	(124,407)	244,885
Alps|Red Rocks Listed Private Equity Portfolio Class I	28,169	(25,464)	2,705
Alps|Red Rocks Listed Private Equity Portfolio Class III	234,654	(51,956)	182,698
Alps|Stadion Tactical Defensive Portfolio Class I	4,406	—	4,406
Alps|Stadion Tactical Defensive Portfolio Class III	120,733	(247,810)	(127,077)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Alps|Stadion Tactical Growth Portfolio Class III	306,474	(61,623)	244,851
American Century VP Balanced Fund Class II	1,869,393	(108,114)	1,761,279
American Century VP Inflation Protection Fund Class II	2,315	(32)	2,283
American Funds Asset Allocation Fund Class 1	693,252	(32,919)	660,333
American Funds Asset Allocation Fund Class 4	3,810,298	(434,092)	3,376,206
American Funds Blue Chip Income and Growth Fund Class 1	52,580	(20,499)	32,081
American Funds Blue Chip Income and Growth Fund Class 4	920,827	(267,558)	653,269
American Funds Bond Fund Class 1	196,358	(91,766)	104,592
American Funds Capital Income Builder Fund Class 1	57,507	(3,152)	54,355
American Funds Capital Income Builder Fund Class 4	1,653,341	(289,366)	1,363,975
American Funds Global Balanced Fund Class 1	25,894	(7,737)	18,157
American Funds Global Bond Fund Class 1	57,559	(18,359)	39,200
American Funds Global Growth Fund Class 1	22,649	(5,419)	17,230
American Funds Global Growth Fund Class 2	615,016	(1,665,455)	(1,050,439)
American Funds Global Growth Fund Class 4	779,760	(413,362)	366,398
American Funds Global Growth and Income Fund Class 1	43,656	(2,962)	40,694
American Funds Global Small Capitalization Fund Class 1	35,251	(6,581)	28,670
American Funds Global Small Capitalization Fund Class 2	731,339	(2,282,230)	(1,550,891)
American Funds Global Small Capitalization Fund Class 4	239,457	(183,386)	56,071
American Funds Growth Fund Class 1	111,856	(21,417)	90,439
American Funds Growth Fund Class 2	579,794	(7,685,020)	(7,105,226)
American Funds Growth Fund Class 4	2,065,190	(405,421)	1,659,769
American Funds Growth-Income Fund Class 1	58,566	(10,319)	48,247
American Funds Growth-Income Fund Class 2	884,332	(9,983,549)	(9,099,217)
American Funds Growth-Income Fund Class 4	1,331,300	(293,713)	1,037,587
American Funds High-Income Bond Fund Class 1	26,649	(5,813)	20,836
American Funds International Fund Class 1	104,621	(79,485)	25,136
American Funds International Fund Class 2	1,290,896	(4,289,068)	(2,998,172)
American Funds International Fund Class 4	723,484	(238,585)	484,899
American Funds International Growth and Income Fund Class 1	10,660	(19,380)	(8,720)
American Funds Managed Risk Asset Allocation Fund Class P1	29,017	(9,057)	19,960
American Funds Managed Risk Asset Allocation Fund Class P2	3,042,360	(202,663)	2,839,697
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	5,762	(485)	5,277
American Funds Managed Risk Growth Fund Class P1	8,345	(19)	8,326
American Funds Managed Risk Growth-Income Fund Class P1	77	(155)	(78)
American Funds Managed Risk International Fund Class P1	4,563	(5,737)	(1,174)
American Funds Mortgage Fund Class 1	18,377	(7,395)	10,982
American Funds Mortgage Fund Class 4	456,019	(476,477)	(20,458)
American Funds New World Fund Class 1	94,771	(15,369)	79,402
American Funds New World Fund Class 4	721,918	(234,454)	487,464
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	12,915	(2,129)	10,786
BlackRock Global Allocation V.I. Fund Class I	87,328	(34,058)	53,270
BlackRock Global Allocation V.I. Fund Class III	2,087,321	(9,480,078)	(7,392,757)
BlackRock iShares Alternative Strategies V.I. Fund Class I	1,050	(119)	931
BlackRock iShares Alternative Strategies V.I. Fund Class III	312,713	(28,796)	283,917
Catalyst Dividend Capture VA Fund	25,990	(16,606)	9,384
ClearBridge Variable Aggressive Growth Portfolio Class I	2,343	(1,592)	751
ClearBridge Variable Aggressive Growth Portfolio Class II	407,243	(282,922)	124,321
ClearBridge Variable Mid Cap Portfolio Class I	14,292	(3,939)	10,353
ClearBridge Variable Mid Cap Portfolio Class II	574,885	(314,876)	260,009
Delaware VIP Diversified Income Series Standard Class	146,040	(41,359)	104,681
Delaware VIP Diversified Income Series Service Class	8,403,702	(5,218,205)	3,185,497
Delaware VIP Emerging Markets Series Standard Class	27,830	(86)	27,744
Delaware VIP Emerging Markets Series Service Class	930,833	(2,987,967)	(2,057,134)
Delaware VIP High Yield Series Standard Class	126,806	(46,699)	80,107
Delaware VIP High Yield Series Service Class	806,325	(1,667,785)	(861,460)
Delaware VIP International Value Equity Series Standard Class	30	(1,950)	(1,920)
Delaware VIP Limited-Term Diversified Income Series Standard Class	10,764	(13,416)	(2,652)
Delaware VIP Limited-Term Diversified Income Series Service Class	5,120,151	(9,823,959)	(4,703,808)
Delaware VIP REIT Series Standard Class	36,335	(41,248)	(4,913)
Delaware VIP REIT Series Service Class	872,975	(643,797)	229,178
Delaware VIP Small Cap Value Series Standard Class	21,400	(29,229)	(7,829)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP Small Cap Value Series Service Class	779,017	(1,582,772)	(803,755)
Delaware VIP Smid Cap Growth Series Standard Class	5,076	(30,361)	(25,285)
Delaware VIP Smid Cap Growth Series Service Class	587,899	(723,954)	(136,055)
Delaware VIP U.S. Growth Series Service Class	660,947	(1,611,170)	(950,223)
Delaware VIP Value Series Standard Class	43,741	(32,716)	11,025
Delaware VIP Value Series Service Class	2,195,701	(1,243,543)	952,158
Deutsche Alternative Asset Allocation VIP Portfolio Class A	13,603	(9,113)	4,490
Deutsche Alternative Asset Allocation VIP Portfolio Class B	279,735	(475,927)	(196,192)
Deutsche Equity 500 Index VIP Portfolio Class A	1,686	(50,031)	(48,345)
Deutsche Small Cap Index VIP Portfolio Class A	2,477	(20,257)	(17,780)
Eaton Vance VT Floating-Rate Income Fund Initial Class	753,102	(344,226)	408,876
Eaton Vance VT Floating-Rate Income Fund ADV Class	15,785	(16,330)	(545)
Fidelity VIP Contrafund Portfolio Initial Class	87,989	(484)	87,505
Fidelity VIP Contrafund Portfolio Service Class 2	763,150	(4,280,613)	(3,517,463)
Fidelity VIP Equity-Income Portfolio Service Class 2	460	(460)	—
Fidelity VIP Growth Portfolio Initial Class	12,103	(74,783)	(62,680)
Fidelity VIP Growth Portfolio Service Class 2	1,067,786	(1,265,655)	(197,869)
Fidelity VIP Mid Cap Portfolio Initial Class	48,367	(10,386)	37,981
Fidelity VIP Mid Cap Portfolio Service Class 2	1,237,223	(2,803,688)	(1,566,465)
Fidelity VIP Overseas Portfolio Service Class 2	1,053	(1,053)	—
Fidelity VIP Strategic Income Portfolio Initial Class	27,495	(748)	26,747
Fidelity VIP Strategic Income Portfolio Service Class 2	668,412	(92,428)	575,984
First Trust Dorsey Wright Tactical Core Portfolio Class I	514,695	(318,113)	196,582
First Trust Multi Income Allocation Portfolio Class I	221,638	(38,428)	183,210
First Trust Multi Income Allocation Portfolio Class II	4,551	—	4,551
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	716,335	(112,931)	603,404
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	7	(47)	(40)
Franklin Founding Funds Allocation VIP Fund Class 4	225,740	(35,287)	190,453
Franklin Income VIP Fund Class 1	3,935	(72)	3,863
Franklin Income VIP Fund Class 2	1,720,941	(4,465,415)	(2,744,474)
Franklin Income VIP Fund Class 4	813,116	(198,066)	615,050
Franklin Mutual Shares VIP Fund Class 1	54,848	(2,647)	52,201
Franklin Mutual Shares VIP Fund Class 2	683,513	(6,932,420)	(6,248,907)
Franklin Mutual Shares VIP Fund Class 4	211,321	(68,279)	143,042
Franklin Rising Dividends VIP Fund Class 1	18,569	(3,243)	15,326
Franklin Rising Dividends VIP Fund Class 4	685,700	(104,245)	581,455
Franklin Small Cap Value VIP Fund Class 1	2,633	(361)	2,272
Franklin Small Cap Value VIP Fund Class 4	298,153	(38,532)	259,621
Franklin Small-Mid Cap Growth VIP Fund Class 1	17,894	(51)	17,843
Franklin Small-Mid Cap Growth VIP Fund Class 2	2,270	(2,270)	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	159,950	(58,131)	101,819
Goldman Sachs VIT Large Cap Value Fund Service Shares	194,729	(944,514)	(749,785)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	473,055	(411,352)	61,703
Goldman Sachs VIT Government Money Market Fund Service Shares	6,277,338	(5,055,418)	1,221,920
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	107,624	(98,514)	9,110
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	4,075	(1,034)	3,041
Goldman Sachs VIT Strategic Income Fund Advisor Shares	238,823	(95,582)	143,241
Goldman Sachs VIT Strategic Income Fund Institutional Shares	2,530	(13)	2,517
Guggenheim Long Short Equity Fund	128,284	(136,512)	(8,228)
Guggenheim Multi-Hedge Strategies Fund	185,519	(117,764)	67,755
Hartford Capital Appreciation HLS Fund Class IA	—	(226)	(226)
Hartford Capital Appreciation HLS Fund Class IC	295,764	(79,361)	216,403
Invesco V.I. American Franchise Fund Series I	7,224	(19,141)	(11,917)
Invesco V.I. American Franchise Fund Series II	389	(9,444)	(9,055)
Invesco V.I. Balanced-Risk Allocation Fund Series I	1,470	(3,509)	(2,039)
Invesco V.I. Balanced-Risk Allocation Fund Series II	570,379	(112,448)	457,931
Invesco V.I. Comstock Fund Series I	3,764	(459)	3,305
Invesco V.I. Comstock Fund Series II	130,188	(41,032)	89,156
Invesco V.I. Core Equity Fund Series I	9,447	(61,373)	(51,926)
Invesco V.I. Core Equity Fund Series II	302	(17,832)	(17,530)
Invesco V.I. Diversified Dividend Fund Series I	2,729	(2,819)	(90)
Invesco V.I. Diversified Dividend Fund Series II	1,000,341	(164,045)	836,296

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	2,087	(594)	1,493
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	702,553	(217,695)	484,858
Invesco V.I. Equity and Income Fund Series I	1,542	(5)	1,537
Invesco V.I. Equity and Income Fund Series II	267,160	(52,187)	214,973
Invesco V.I. International Growth Fund Series I	5,607	(25,959)	(20,352)
Invesco V.I. International Growth Fund Series II	576,851	(112,115)	464,736
Ivy VIP Asset Strategy Portfolio	226,305	(307,707)	(81,402)
Ivy VIP Energy Portfolio	515,579	(268,552)	247,027
Ivy VIP High Income Portfolio	540,520	(153,297)	387,223
Ivy VIP Micro Cap Growth Portfolio	159,835	(30,388)	129,447
Ivy VIP Mid Cap Growth Portfolio	288,730	(149,555)	139,175
Ivy VIP Science and Technology Portfolio	464,905	(305,668)	159,237
Janus Aspen Balanced Portfolio Service Shares	72,490	(105,502)	(33,012)
Janus Aspen Enterprise Portfolio Service Shares	21,899	(17,914)	3,985
Janus Aspen Global Research Portfolio Service Shares	1,821	(7,506)	(5,685)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	212,247	(49,717)	162,530
JPMorgan Insurance Trust Income Builder Portfolio Class 2	104,086	(11,967)	92,119
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,088	(378)	6,710
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	334,064	(43,903)	290,161
Lord Abbett Bond Debenture Portfolio Class VC	631,757	(65,009)	566,748
Lord Abbett Developing Growth Portfolio Class VC	199,810	(112,401)	87,409
Lord Abbett Fundamental Equity Portfolio Class VC	9,219	(100,929)	(91,710)
Lord Abbett Short Duration Income Portfolio Class VC	800,698	(418,237)	382,461
LVIP American Balanced Allocation Fund Standard Class	289,196	(613,974)	(324,778)
LVIP American Balanced Allocation Fund Service Class	1,253,644	(102,268)	1,151,376
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	6,448,463	(802,610)	5,645,853
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	6,658	(546)	6,112
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	867,142	(130,083)	737,059
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	19,894	(42,002)	(22,108)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	1,303,337	(395,413)	907,924
LVIP American Global Growth Fund Service Class II	1,106,000	(941,170)	164,830
LVIP American Global Small Capitalization Fund Service Class II	297,691	(652,686)	(354,995)
LVIP American Growth Allocation Fund Standard Class	71,288	(5,934)	65,354
LVIP American Growth Allocation Fund Service Class	747,853	(134,958)	612,895
LVIP American Growth Fund Service Class II	1,353,719	(1,225,366)	128,353
LVIP American Growth-Income Fund Service Class II	1,240,321	(1,002,513)	237,808
LVIP American Income Allocation Fund Standard Class	4,287	(47)	4,240
LVIP American International Fund Service Class II	604,819	(963,715)	(358,896)
LVIP American Preservation Fund Standard Class	7,886	(3,946)	3,940
LVIP American Preservation Fund Service Class	588,804	(184,360)	404,444
LVIP AQR Enhanced Global Strategies Fund Standard Class	6	(1,356)	(1,350)
LVIP AQR Enhanced Global Strategies Fund Service Class	20,265	(267,955)	(247,690)
LVIP Baron Growth Opportunities Fund Standard Class	13,099	(1,327)	11,772
LVIP Baron Growth Opportunities Fund Service Class	368,032	(1,508,437)	(1,140,405)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	12,937	(893)	12,044
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	11,870,261	(1,332,403)	10,537,858
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,757	(21,527)	(17,770)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	2,780,936	(30,403,349)	(27,622,413)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	2,545	(12,535)	(9,990)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	7,659,971	(7,878,064)	(218,093)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	6,758,538	(102,251)	6,656,287
LVIP BlackRock Inflation Protected Bond Fund Standard Class	27,305	(11,107)	16,198
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,204,215	(5,647,080)	(442,865)
LVIP BlackRock Multi-Asset Income Fund Standard Class	6,268	(4,062)	2,206
LVIP BlackRock Multi-Asset Income Fund Service Class	366,979	(102,908)	264,071
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	11,633,966	(264,734)	11,369,232
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	15,389	(48,999)	(33,610)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	1,488,371	(4,453,972)	(2,965,601)
LVIP Blended Core Equity Managed Volatility Fund Standard Class	24	(414)	(390)
LVIP Blended Core Equity Managed Volatility Fund Service Class	8,519,947	(553,785)	7,966,162
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	16,398	(15,328)	1,070
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	7,071,603	(852,905)	6,218,698

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	4,447	(11)	4,436
LVIP Blended Mid Cap Managed Volatility Fund Service Class	16,899,721	(1,323,914)	15,575,807
LVIP Clarion Global Real Estate Fund Standard Class	5,151	(3,761)	1,390
LVIP Clarion Global Real Estate Fund Service Class	856,923	(1,619,276)	(762,353)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	3,645,792	(321,688)	3,324,104
LVIP Delaware Bond Fund Standard Class	117,175	(705,877)	(588,702)
LVIP Delaware Bond Fund Service Class	22,932,731	(7,701,473)	15,231,258
LVIP Delaware Diversified Floating Rate Fund Standard Class	44,401	(85,289)	(40,888)
LVIP Delaware Diversified Floating Rate Fund Service Class	5,572,849	(8,113,288)	(2,540,439)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	1,795	(31,174)	(29,379)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	179,331	(304,710)	(125,379)
LVIP Delaware Social Awareness Fund Standard Class	5,540	(50,621)	(45,081)
LVIP Delaware Social Awareness Fund Service Class	158,129	(422,065)	(263,936)
LVIP Delaware Special Opportunities Fund Service Class	433,190	(453,443)	(20,253)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	11,899	(59,370)	(47,471)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	3,953,702	(1,787,259)	2,166,443
LVIP Dimensional International Core Equity Fund Standard Class	121,755	(284)	121,471
LVIP Dimensional International Core Equity Fund Service Class	756,431	(235,950)	520,481
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	75,545	(44,344)	31,201
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	778,230	(261,463)	516,767
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	91,353	(30,616)	60,737
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	1,261,467	(229,719)	1,031,748
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	34,280	(141,761)	(107,481)
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	7,080,812	(1,098,693)	5,982,119
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	208,104	(28,296)	179,808
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,493,899	(3,241,182)	6,252,717
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	9,445,890	(5,384,823)	4,061,067
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	38,975	(33,942)	5,033
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,019	(1,054)	(35)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	8,146,338	(583,363)	7,562,975
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	12,168	(8,798)	3,370
LVIP Global Conservative Allocation Managed Risk Fund Service Class	6,789,190	(8,578,965)	(1,789,775)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	28	(9,181)	(9,153)
LVIP Global Growth Allocation Managed Risk Fund Service Class	15,549,587	(49,456,813)	(33,907,226)
LVIP Global Income Fund Standard Class	58,594	(223)	58,371
LVIP Global Income Fund Service Class	4,155,194	(3,883,410)	271,784
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	13,763	(8,747)	5,016
LVIP Global Moderate Allocation Managed Risk Fund Service Class	15,070,709	(34,967,265)	(19,896,556)
LVIP Goldman Sachs Income Builder Fund Standard Class	1,555	(747)	808
LVIP Goldman Sachs Income Builder Fund Service Class	201,832	(75,971)	125,861
LVIP Government Money Market Fund Standard Class	1,498,438	(1,703,461)	(205,023)
LVIP Government Money Market Fund Service Class	16,415,574	(18,412,390)	(1,996,816)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	12,733,476	(194,834)	12,538,642
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	337	(675)	(338)
LVIP Invesco Select Equity Managed Volatility Fund Service Class	2,021,367	(1,167,776)	853,591
LVIP JPMorgan High Yield Fund Standard Class	9,244	(206)	9,038
LVIP JPMorgan High Yield Fund Service Class	3,490,259	(2,699,092)	791,167
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	6,887	(5,111)	1,776
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	9,672,321	(828,679)	8,843,642
LVIP Managed Risk Profile 2010 Fund Service Class	63,051	(45,370)	17,681
LVIP Managed Risk Profile 2020 Fund Service Class	31,908	(91,536)	(59,628)
LVIP Managed Risk Profile 2030 Fund Service Class	20,490	(139,021)	(118,531)
LVIP Managed Risk Profile 2040 Fund Service Class	15,895	(172,372)	(156,477)
LVIP MFS International Growth Fund Standard Class	1,973	(1,062)	911
LVIP MFS International Growth Fund Service Class	1,242,272	(1,225,235)	17,037
LVIP MFS International Equity Managed Volatility Fund Service Class	4,936,132	(978,421)	3,957,711
LVIP MFS Value Fund Standard Class	3,221	(31)	3,190
LVIP MFS Value Fund Service Class	1,445,091	(4,351,013)	(2,905,922)
LVIP Mondrian International Value Fund Standard Class	22,587	(87,772)	(65,185)
LVIP Mondrian International Value Fund Service Class	1,002,914	(1,937,058)	(934,144)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	19,155	—	19,155
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,030,600	(188,037)	842,563

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP PIMCO Low Duration Bond Fund Standard Class	339,142	(67,833)	271,309
LVIP PIMCO Low Duration Bond Fund Service Class	17,595,764	(4,201,251)	13,394,513
LVIP Select Core Equity Managed Volatility Fund Standard Class	16,582	(54,970)	(38,388)
LVIP Select Core Equity Managed Volatility Fund Service Class	3,167,009	(4,439,599)	(1,272,590)
LVIP SSGA Bond Index Fund Standard Class	36,841	(2,306)	34,535
LVIP SSGA Bond Index Fund Service Class	8,617,157	(5,512,816)	3,104,341
LVIP SSGA Conservative Index Allocation Fund Service Class	1,385,417	(1,171,555)	213,862
LVIP SSGA Conservative Structured Allocation Fund Standard Class	3,102	(3,938)	(836)
LVIP SSGA Conservative Structured Allocation Fund Service Class	1,839,366	(1,893,798)	(54,432)
LVIP SSGA Developed International 150 Fund Standard Class	9,461	(1,474)	7,987
LVIP SSGA Developed International 150 Fund Service Class	819,301	(1,793,782)	(974,481)
LVIP SSGA Emerging Markets 100 Fund Standard Class	19,102	(15,958)	3,144
LVIP SSGA Emerging Markets 100 Fund Service Class	1,350,400	(2,423,233)	(1,072,833)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	8,270	(5,738)	2,532
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	2,845,984	(7,963,394)	(5,117,410)
LVIP SSGA International Index Fund Standard Class	32,741	(27,516)	5,225
LVIP SSGA International Index Fund Service Class	2,292,494	(1,934,539)	357,955
LVIP SSGA International Managed Volatility Fund Standard Class	19,771	(2,454)	17,317
LVIP SSGA International Managed Volatility Fund Service Class	32,648,299	(934,293)	31,714,006
LVIP SSGA Large Cap 100 Fund Standard Class	35,465	(12,198)	23,267
LVIP SSGA Large Cap 100 Fund Service Class	610,617	(2,321,412)	(1,710,795)
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2	(4)	(2)
LVIP SSGA Large Cap Managed Volatility Fund Service Class	7,760,905	(542,171)	7,218,734
LVIP SSGA Moderate Index Allocation Fund Service Class	1,680,277	(1,370,028)	310,249
LVIP SSGA Moderate Structured Allocation Fund Standard Class	39	(14)	25
LVIP SSGA Moderate Structured Allocation Fund Service Class	1,751,153	(4,915,840)	(3,164,687)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	1,017,947	(1,171,251)	(153,304)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	59,649	—	59,649
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	1,902,804	(3,454,924)	(1,552,120)
LVIP SSGA S&P 500 Index Fund Standard Class	341,653	(276,667)	64,986
LVIP SSGA S&P 500 Index Fund Service Class	3,395,205	(4,971,052)	(1,575,847)
LVIP SSGA Small-Cap Index Fund Standard Class	52,665	(31,101)	21,564
LVIP SSGA Small-Cap Index Fund Service Class	1,280,568	(2,855,490)	(1,574,922)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	2,128	(6,045)	(3,917)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	7,252,374	(699,321)	6,553,053
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	20,292	(17,147)	3,145
LVIP SSGA Small-Mid Cap 200 Fund Service Class	574,490	(834,073)	(259,583)
LVIP T. Rowe Price Growth Stock Fund Standard Class	49,247	(3,271)	45,976
LVIP T. Rowe Price Growth Stock Fund Service Class	1,387,847	(2,902,125)	(1,514,278)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	18,386	(18,204)	182
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	478,679	(617,210)	(138,531)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	46	(117)	(71)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	35,795,444	(514,259)	35,281,185
LVIP Vanguard Domestic Equity ETF Fund Standard Class	17,707	(16,592)	1,115
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,895,949	(849,397)	1,046,552
LVIP Vanguard International Equity ETF Fund Standard Class	17,539	(15,271)	2,268
LVIP Vanguard International Equity ETF Fund Service Class	1,357,275	(636,917)	720,358
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	149	(9,176)	(9,027)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	1,558,440	(8,616,998)	(7,058,558)
LVIP Wellington Capital Growth Fund Standard Class	506	(506)	—
LVIP Wellington Capital Growth Fund Service Class	789,399	(1,747,338)	(957,939)
LVIP Wellington Mid-Cap Value Fund Standard Class	22,294	—	22,294
LVIP Wellington Mid-Cap Value Fund Service Class	831,316	(655,083)	176,233
MFS VIT Growth Series Initial Class	7,005	(12,322)	(5,317)
MFS VIT Growth Series Service Class	968,847	(212,368)	756,479
MFS VIT Total Return Series Initial Class	364,452	(389,853)	(25,401)
MFS VIT Total Return Series Service Class	2,278,801	(384,131)	1,894,670
MFS VIT Utilities Series Initial Class	7,083	(40,503)	(33,420)
MFS VIT Utilities Series Service Class	773,097	(1,148,762)	(375,665)
MFS VIT II Core Equity Portfolio Service Class	297	(15,526)	(15,229)
MFS VIT II International Value Series Initial Class	17,544	(2,567)	14,977
MFS VIT II International Value Series Service Class	801,738	(175,357)	626,381

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley UIF Growth Portfolio Class II	10,059	(13,647)	(3,588)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	503	(503)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	40,335	(215,622)	(175,287)
Oppenheimer Global Fund/VA Service Shares	36,709	(43,321)	(6,612)
Oppenheimer International Growth Fund/VA Non-Service Shares	5,018	(5,903)	(885)
Oppenheimer International Growth Fund/VA Service Shares	444,633	(126,082)	318,551
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	36,962	(1,204)	35,758
Oppenheimer Main Street Small Cap Fund/VA Service Shares	288,018	(50,625)	237,393
PIMCO VIT All Asset All Authority Portfolio Advisor Class	134,544	(54,849)	79,695
PIMCO VIT All Asset All Authority Portfolio Institutional Class	57	(13,377)	(13,320)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	622,354	(384,925)	237,429
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	14	(379)	(365)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	257,694	(127,033)	130,661
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	1,562	(39)	1,523
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	152,456	(74,904)	77,552
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	1,265	(274)	991
Putnam VT Absolute Return 500 Fund Class IA	2,594	(3,537)	(943)
Putnam VT Absolute Return 500 Fund Class IB	61,119	(82,394)	(21,275)
Putnam VT Global Health Care Fund Class IA	1,185	(971)	214
Putnam VT Global Health Care Fund Class IB	357,622	(324,771)	32,851
Putnam VT Growth & Income Fund Class IB	928	(10,080)	(9,152)
Putnam VT Income Fund Class IB	226,198	(22,566)	203,632
SIPT VP Market Growth Strategy Fund Class III	105,085	(14,448)	90,637
SIPT VP Market Plus Strategy Fund Class III	32,854	(9,216)	23,638
Templeton Foreign VIP Fund Class 1	105	(84)	21
Templeton Foreign VIP Fund Class 4	223,136	(115,044)	108,092
Templeton Global Bond VIP Fund Class 1	10,718	(16,693)	(5,975)
Templeton Global Bond VIP Fund Class 2	622,887	(3,302,269)	(2,679,382)
Templeton Global Bond VIP Fund Class 4	784,925	(272,185)	512,740
Templeton Growth VIP Fund Class 2	141,762	(359,542)	(217,780)
Transparent Value Directional Allocation VI Portfolio Class I	4	(3,438)	(3,434)
Transparent Value Directional Allocation VI Portfolio Class II	20,391	(833,523)	(813,132)
UIF Global Infrastructure Portfolio Class I	2,850	(534)	2,316
UIF Global Infrastructure Portfolio Class II	300,737	(78,119)	222,618
VanEck VIP Global Hard Assets Fund Class S Shares	303,626	(121,705)	181,921
VanEck VIP Global Hard Assets Fund Initial Class Shares	12	(3,465)	(3,453)
Virtus Equity Trend Series Class A	19,474	(262,721)	(243,247)
Virtus Multi-Sector Fixed Income Series Class A	474,176	(124,090)	350,086

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	560,327	(777,059)	(216,732)
AB VPS Growth and Income Portfolio Class B	4,542	(4,542)	—
AB VPS International Value Portfolio Class B	10,585	(10,597)	(12)
AB VPS Large Cap Growth Portfolio Class B	73,207	(149,315)	(76,108)
AB VPS Small/Mid Cap Value Portfolio Class A	2,728	(364)	2,364
AB VPS Small/Mid Cap Value Portfolio Class B	363,678	(804,222)	(440,544)
Alps|Alerian Energy Infrastructure Portfolio Class I	40,458	(23,502)	16,956
Alps|Alerian Energy Infrastructure Portfolio Class III	302,279	(110,014)	192,265
Alps|Red Rocks Listed Private Equity Portfolio Class III	386,045	(12,414)	373,631
Alps|Stadion Tactical Defensive Portfolio Class I	12,257	(19,136)	(6,879)
Alps|Stadion Tactical Defensive Portfolio Class III	579,984	(86,445)	493,539
Alps|Stadion Tactical Growth Portfolio Class III	153,364	(7,736)	145,628
American Century VP Inflation Protection Fund Class II	2,762	(2,762)	—
American Funds Asset Allocation Fund Class 1	231,363	(28,197)	203,166
American Funds Asset Allocation Fund Class 4	4,105,080	(71,419)	4,033,661
American Funds Blue Chip Income and Growth Fund Class 1	21,044	(6,181)	14,863
American Funds Blue Chip Income and Growth Fund Class 4	761,930	(79,611)	682,319
American Funds Bond Fund Class 1	52,624	(17,443)	35,181

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Capital Income Builder Fund Class 1	39,098	(14,775)	24,323
American Funds Capital Income Builder Fund Class 4	1,072,259	(57,508)	1,014,751
American Funds Global Balanced Fund Class 1	462	(2,621)	(2,159)
American Funds Global Bond Fund Class 1	34,065	(12,784)	21,281
American Funds Global Growth Fund Class 1	59,676	(9,534)	50,142
American Funds Global Growth Fund Class 2	838,530	(1,604,039)	(765,509)
American Funds Global Growth Fund Class 4	1,111,257	(77,658)	1,033,599
American Funds Global Growth and Income Fund Class 1	25,382	(3,279)	22,103
American Funds Global Small Capitalization Fund Class 1	7,158	(2,469)	4,689
American Funds Global Small Capitalization Fund Class 2	1,069,097	(2,813,045)	(1,743,948)
American Funds Global Small Capitalization Fund Class 4	373,882	(33,970)	339,912
American Funds Growth Fund Class 1	51,223	(21,474)	29,749
American Funds Growth Fund Class 2	68,259	(10,866,421)	(10,798,162)
American Funds Growth Fund Class 4	2,045,926	(115,829)	1,930,097
American Funds Growth-Income Fund Class 1	26,620	(18,227)	8,393
American Funds Growth-Income Fund Class 2	741,999	(11,343,612)	(10,601,613)
American Funds Growth-Income Fund Class 4	1,642,533	(138,296)	1,504,237
American Funds High-Income Bond Fund Class 1	20,240	(3,464)	16,776
American Funds International Fund Class 1	106,017	(5,885)	100,132
American Funds International Fund Class 2	2,186,893	(3,251,553)	(1,064,660)
American Funds International Fund Class 4	941,544	(52,876)	888,668
American Funds International Growth and Income Fund Class 1	15,726	(10,111)	5,615
American Funds Managed Risk Asset Allocation Fund Class P1	26,053	(13,820)	12,233
American Funds Managed Risk Asset Allocation Fund Class P2	2,170,569	(88,894)	2,081,675
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	140	(1,901)	(1,761)
American Funds Managed Risk Growth Fund Class P1	—	(4,286)	(4,286)
American Funds Managed Risk Growth-Income Fund Class P1	38	(188)	(150)
American Funds Managed Risk International Fund Class P1	4,547	—	4,547
American Funds Mortgage Fund Class 1	3,576	(6,336)	(2,760)
American Funds Mortgage Fund Class 4	554,217	(88,305)	465,912
American Funds New World Fund Class 1	63,675	(11,665)	52,010
American Funds New World Fund Class 4	963,909	(62,148)	901,761
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	5,888	(11,678)	(5,790)
BlackRock Global Allocation V.I. Fund Class I	130,924	(14,824)	116,100
BlackRock Global Allocation V.I. Fund Class III	2,132,510	(7,961,081)	(5,828,571)
BlackRock iShares Alternative Strategies V.I. Fund Class III	55,585	(650)	54,935
Catalyst Dividend Capture VA Fund	3,721	(14,801)	(11,080)
ClearBridge Variable Aggressive Growth Portfolio Class I	5,236	(5,670)	(434)
ClearBridge Variable Aggressive Growth Portfolio Class II	1,401,674	(180,412)	1,221,262
ClearBridge Variable Mid Cap Portfolio Class I	18,551	(2,445)	16,106
ClearBridge Variable Mid Cap Portfolio Class II	1,449,830	(1,180,663)	269,167
Delaware VIP Diversified Income Series Standard Class	187,517	(23,011)	164,506
Delaware VIP Diversified Income Series Service Class	10,234,044	(6,180,499)	4,053,545
Delaware VIP Emerging Markets Series Standard Class	183	(530)	(347)
Delaware VIP Emerging Markets Series Service Class	2,200,221	(1,882,091)	318,130
Delaware VIP High Yield Series Standard Class	186,809	(222,122)	(35,313)
Delaware VIP High Yield Series Service Class	779,717	(2,140,047)	(1,360,330)
Delaware VIP International Value Equity Series Standard Class	5,071	(5,405)	(334)
Delaware VIP Limited-Term Diversified Income Series Standard Class	11,734	(21,101)	(9,367)
Delaware VIP Limited-Term Diversified Income Series Service Class	6,593,143	(8,572,022)	(1,978,879)
Delaware VIP REIT Series Standard Class	15,170	(58,686)	(43,516)
Delaware VIP REIT Series Service Class	793,129	(1,349,231)	(556,102)
Delaware VIP Small Cap Value Series Standard Class	5,216	(20,519)	(15,303)
Delaware VIP Small Cap Value Series Service Class	603,353	(1,695,731)	(1,092,378)
Delaware VIP Smid Cap Growth Series Standard Class	9,068	(31,238)	(22,170)
Delaware VIP Smid Cap Growth Series Service Class	1,101,599	(549,518)	552,081
Delaware VIP U.S. Growth Series Service Class	927,547	(1,844,115)	(916,568)
Delaware VIP Value Series Standard Class	10,997	(44,835)	(33,838)
Delaware VIP Value Series Service Class	1,230,171	(2,059,711)	(829,540)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	14,928	(3,758)	11,170
Deutsche Alternative Asset Allocation VIP Portfolio Class B	621,718	(395,528)	226,190
Deutsche Equity 500 Index VIP Portfolio Class A	23,566	(61,272)	(37,706)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Small Cap Index VIP Portfolio Class A	2,860	(25,539)	(22,679)
Eaton Vance VT Floating-Rate Income Fund Initial Class	622,259	(66,972)	555,287
Eaton Vance VT Floating-Rate Income Fund ADV Class	180,830	(16,703)	164,127
Fidelity VIP Contrafund Portfolio Initial Class	14,955	(139)	14,816
Fidelity VIP Contrafund Portfolio Service Class 2	922,469	(3,884,202)	(2,961,733)
Fidelity VIP Growth Portfolio Initial Class	7,433	(36,209)	(28,776)
Fidelity VIP Growth Portfolio Service Class 2	1,132,187	(1,108,901)	23,286
Fidelity VIP Mid Cap Portfolio Initial Class	6,281	(1,285)	4,996
Fidelity VIP Mid Cap Portfolio Service Class 2	984,200	(2,741,629)	(1,757,429)
Fidelity VIP Overseas Portfolio Service Class 2	3,688	(3,688)	—
Fidelity VIP Strategic Income Portfolio Initial Class	17,775	—	17,775
Fidelity VIP Strategic Income Portfolio Service Class 2	222,350	(21,175)	201,175
First Trust Multi Income Allocation Portfolio Class I	308,818	(55,159)	253,659
First Trust Multi Income Allocation Portfolio Class II	290	(290)	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	792,544	(93,158)	699,386
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	554	—	554
Franklin Founding Funds Allocation VIP Fund Class 4	337,227	(568,450)	(231,223)
Franklin Income VIP Fund Class 1	6,237	—	6,237
Franklin Income VIP Fund Class 2	1,966,570	(4,849,720)	(2,883,150)
Franklin Income VIP Fund Class 4	1,321,631	(249,862)	1,071,769
Franklin Mutual Shares VIP Fund Class 1	4,443	(34)	4,409
Franklin Mutual Shares VIP Fund Class 2	1,591,544	(5,033,007)	(3,441,463)
Franklin Mutual Shares VIP Fund Class 4	321,722	(41,570)	280,152
Franklin Rising Dividends VIP Fund Class 1	36,048	(4,641)	31,407
Franklin Rising Dividends VIP Fund Class 4	614,584	(50,009)	564,575
Franklin Small Cap Value VIP Fund Class 1	1,917	(389)	1,528
Franklin Small Cap Value VIP Fund Class 4	206,893	(24,831)	182,062
Franklin Small-Mid Cap Growth VIP Fund Class 1	506	(7)	499
Franklin Small-Mid Cap Growth VIP Fund Class 2	2,135	(2,135)	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	235,713	(90,722)	144,991
Goldman Sachs VIT Large Cap Value Fund Service Shares	248,592	(710,741)	(462,149)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	260,005	(209,690)	50,315
Goldman Sachs VIT Government Money Market Fund Service Shares	6,128,819	(3,158,222)	2,970,597
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	305,625	(110,385)	195,240
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	176	(85)	91
Goldman Sachs VIT Strategic Income Fund Advisor Shares	384,245	(64,683)	319,562
Guggenheim Long Short Equity Fund	365,159	(65,904)	299,255
Guggenheim Multi-Hedge Strategies Fund	346,439	(59,206)	287,233
Hartford Capital Appreciation HLS Fund Class IA	2,871	(14)	2,857
Hartford Capital Appreciation HLS Fund Class IC	545,724	(106,634)	439,090
Invesco V.I. American Franchise Fund Series I	2,310	(19,846)	(17,536)
Invesco V.I. American Franchise Fund Series II	29,746	(14,966)	14,780
Invesco V.I. Balanced-Risk Allocation Fund Series I	2,749	(191)	2,558
Invesco V.I. Balanced-Risk Allocation Fund Series II	533,449	(43,070)	490,379
Invesco V.I. Comstock Fund Series I	7,722	(57)	7,665
Invesco V.I. Comstock Fund Series II	175,088	(51,600)	123,488
Invesco V.I. Core Equity Fund Series I	8,552	(77,905)	(69,353)
Invesco V.I. Core Equity Fund Series II	2,362	(25,655)	(23,293)
Invesco V.I. Diversified Dividend Fund Series I	1,076	(297)	779
Invesco V.I. Diversified Dividend Fund Series II	460,875	(26,542)	434,333
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	895	(1)	894
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	752,217	(37,242)	714,975
Invesco V.I. Equity and Income Fund Series II	478,046	(158,071)	319,975
Invesco V.I. International Growth Fund Series I	27,535	(20,701)	6,834
Invesco V.I. International Growth Fund Series II	941,975	(144,642)	797,333
Ivy VIP Asset Strategy Portfolio	804,469	(130,503)	673,966
Ivy VIP Energy Portfolio	618,588	(89,257)	529,331
Ivy VIP High Income Portfolio	648,703	(48,553)	600,150
Ivy VIP Micro Cap Growth Portfolio	141,124	(19,461)	121,663
Ivy VIP Mid Cap Growth Portfolio	261,545	(26,467)	235,078
Ivy VIP Science and Technology Portfolio	816,504	(31,114)	785,390
Janus Aspen Balanced Portfolio Service Shares	26,306	(161,587)	(135,281)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Enterprise Portfolio Service Shares	25,484	(32,277)	(6,793)
Janus Aspen Global Research Portfolio Service Shares	2,318	(12,705)	(10,387)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	230,357	(19,182)	211,175
JPMorgan Insurance Trust Income Builder Portfolio Class 2	26,597	(36)	26,561
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	1,799	(28)	1,771
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	478,320	(80,886)	397,434
LVIP American Balanced Allocation Fund Standard Class	78,334	(40,173)	38,161
LVIP American Balanced Allocation Fund Service Class	1,082,325	(94,498)	987,827
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	8,251,831	(1,660,387)	6,591,444
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	2,501	(499)	2,002
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	1,196,753	(111,675)	1,085,078
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	32,673	(26,033)	6,640
LVIP American Global Growth Allocation Managed Risk Fund Service Class	3,955,684	(187,069)	3,768,615
LVIP American Global Growth Fund Service Class II	1,643,043	(418,937)	1,224,106
LVIP American Global Small Capitalization Fund Service Class II	740,713	(592,395)	148,318
LVIP American Growth Allocation Fund Standard Class	68,891	(27,600)	41,291
LVIP American Growth Allocation Fund Service Class	1,038,308	(21,640)	1,016,668
LVIP American Growth Fund Service Class II	1,332,185	(1,129,708)	202,477
LVIP American Growth-Income Fund Service Class II	1,905,984	(662,361)	1,243,623
LVIP American Income Allocation Fund Standard Class	10	(20)	(10)
LVIP American International Fund Service Class II	1,111,698	(495,237)	616,461
LVIP American Preservation Fund Standard Class	720	(5,449)	(4,729)
LVIP American Preservation Fund Service Class	589,992	(264,887)	325,105
LVIP AQR Enhanced Global Strategies Fund Standard Class	4	(83)	(79)
LVIP AQR Enhanced Global Strategies Fund Service Class	129,529	(7,798)	121,731
LVIP Baron Growth Opportunities Fund Standard Class	45	(1,095)	(1,050)
LVIP Baron Growth Opportunities Fund Service Class	969,120	(919,302)	49,818
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	1,209	(13,056)	(11,847)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	10,861,928	(825,321)	10,036,607
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	8,648	(4,054)	4,594
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	9,936,690	(327,863)	9,608,827
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	2,434	(4,759)	(2,325)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	24,210,536	(3,293,528)	20,917,008
LVIP BlackRock Inflation Protected Bond Fund Standard Class	30,567	(14,795)	15,772
LVIP BlackRock Inflation Protected Bond Fund Service Class	4,794,481	(5,971,672)	(1,177,191)
LVIP BlackRock Multi-Asset Income Fund Standard Class	49,576	(47,299)	2,277
LVIP BlackRock Multi-Asset Income Fund Service Class	293,791	(12,488)	281,303
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	33,610	—	33,610
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	3,014,003	(48,402)	2,965,601
LVIP Blended Core Equity Managed Volatility Fund Standard Class	1,009	(379)	630
LVIP Blended Core Equity Managed Volatility Fund Service Class	7,142,683	(528,062)	6,614,621
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	21,226	(15,169)	6,057
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	7,913,563	(227,502)	7,686,061
LVIP Blended Mid Cap Managed Volatility Fund Service Class	6,969,952	(1,616,824)	5,353,128
LVIP Clarion Global Real Estate Fund Standard Class	2,440	(475)	1,965
LVIP Clarion Global Real Estate Fund Service Class	1,908,290	(1,617,454)	290,836
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	5,502,661	(12,675)	5,489,986
LVIP Delaware Bond Fund Standard Class	213,211	(801,932)	(588,721)
LVIP Delaware Bond Fund Service Class	20,876,428	(5,110,693)	15,765,735
LVIP Delaware Diversified Floating Rate Fund Standard Class	69,938	(21,901)	48,037
LVIP Delaware Diversified Floating Rate Fund Service Class	6,942,974	(7,885,006)	(942,032)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	866	(66,533)	(65,667)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	198,277	(383,317)	(185,040)
LVIP Delaware Social Awareness Fund Standard Class	19,026	(53,805)	(34,779)
LVIP Delaware Social Awareness Fund Service Class	462,568	(540,261)	(77,693)
LVIP Delaware Special Opportunities Fund Service Class	601,735	(588,012)	13,723
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	16,450	(98,374)	(81,924)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	8,290,000	(428,951)	7,861,049
LVIP Dimensional International Core Equity Fund Standard Class	39,701	(1,977)	37,724
LVIP Dimensional International Core Equity Fund Service Class	741,124	(142,844)	598,280
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	47,475	(2,724)	44,751
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	382,662	(450,653)	(67,991)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	54,738	(17)	54,721
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	503,649	(131,191)	372,458
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	98,257	(77,798)	20,459
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	9,159,959	(759,274)	8,400,685
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	83,106	(212,505)	(129,399)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,272,550	(1,782,394)	7,490,156
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	17,720,561	(1,280,364)	16,440,197
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	165,014	(6,147)	158,867
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	72	(958)	(886)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	10,428,486	(1,041,141)	9,387,345
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,094	(73)	5,021
LVIP Global Conservative Allocation Managed Risk Fund Service Class	9,666,403	(5,483,947)	4,182,456
LVIP Global Growth Allocation Managed Risk Fund Standard Class	41,462	(34,909)	6,553
LVIP Global Growth Allocation Managed Risk Fund Service Class	59,727,961	(13,145,257)	46,582,704
LVIP Global Income Fund Standard Class	5,445	—	5,445
LVIP Global Income Fund Service Class	6,564,009	(3,353,114)	3,210,895
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	17,808	(4,957)	12,851
LVIP Global Moderate Allocation Managed Risk Fund Service Class	43,501,526	(12,153,249)	31,348,277
LVIP Goldman Sachs Income Builder Fund Standard Class	45	(45)	—
LVIP Goldman Sachs Income Builder Fund Service Class	229,903	(27,683)	202,220
LVIP Government Money Market Fund Standard Class	1,672,906	(2,017,542)	(344,636)
LVIP Government Money Market Fund Service Class	17,130,063	(18,597,170)	(1,467,107)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	8,881,635	(116,516)	8,765,119
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	568	(389)	179
LVIP Invesco Select Equity Managed Volatility Fund Service Class	5,948,169	(408,210)	5,539,959
LVIP JPMorgan High Yield Fund Standard Class	3,700	(50)	3,650
LVIP JPMorgan High Yield Fund Service Class	3,981,141	(3,357,061)	624,080
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	8,049	(1,867)	6,182
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	10,144,514	(535,172)	9,609,342
LVIP Managed Risk Profile 2010 Fund Service Class	56,275	(109,696)	(53,421)
LVIP Managed Risk Profile 2020 Fund Service Class	43,609	(317,795)	(274,186)
LVIP Managed Risk Profile 2030 Fund Service Class	21,330	(94,693)	(73,363)
LVIP Managed Risk Profile 2040 Fund Service Class	48,114	(70,650)	(22,536)
LVIP MFS International Growth Fund Standard Class	5,429	(4,144)	1,285
LVIP MFS International Growth Fund Service Class	1,350,370	(1,343,899)	6,471
LVIP MFS International Equity Managed Volatility Fund Service Class	9,562,473	(319,639)	9,242,834
LVIP MFS Value Fund Standard Class	187	(3)	184
LVIP MFS Value Fund Service Class	1,601,688	(4,306,099)	(2,704,411)
LVIP Mondrian International Value Fund Standard Class	19,155	(108,728)	(89,573)
LVIP Mondrian International Value Fund Service Class	1,408,636	(1,914,413)	(505,777)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,692,000	(84,457)	1,607,543
LVIP PIMCO Low Duration Bond Fund Standard Class	160,083	(18,660)	141,423
LVIP PIMCO Low Duration Bond Fund Service Class	17,729,670	(833,687)	16,895,983
LVIP Select Core Equity Managed Volatility Fund Standard Class	39,138	(20,383)	18,755
LVIP Select Core Equity Managed Volatility Fund Service Class	15,331,956	(390,738)	14,941,218
LVIP SSGA Bond Index Fund Standard Class	29,483	(3,085)	26,398
LVIP SSGA Bond Index Fund Service Class	4,329,189	(7,044,852)	(2,715,663)
LVIP SSGA Conservative Index Allocation Fund Service Class	1,382,818	(960,469)	422,349
LVIP SSGA Conservative Structured Allocation Fund Standard Class	42,366	(2,386)	39,980
LVIP SSGA Conservative Structured Allocation Fund Service Class	1,892,358	(2,412,300)	(519,942)
LVIP SSGA Developed International 150 Fund Standard Class	5,086	(912)	4,174
LVIP SSGA Developed International 150 Fund Service Class	1,610,751	(1,615,948)	(5,197)
LVIP SSGA Emerging Markets 100 Fund Standard Class	17,859	(4,648)	13,211
LVIP SSGA Emerging Markets 100 Fund Service Class	2,679,905	(1,092,604)	1,587,301
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	22,477	(3,530)	18,947
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	9,092,824	(4,403,627)	4,689,197
LVIP SSGA International Index Fund Standard Class	49,750	(8,251)	41,499
LVIP SSGA International Index Fund Service Class	1,834,081	(2,819,967)	(985,886)
LVIP SSGA International Managed Volatility Fund Service Class	7,771,268	(229,286)	7,541,982
LVIP SSGA Large Cap 100 Fund Standard Class	10,412	(4,840)	5,572
LVIP SSGA Large Cap 100 Fund Service Class	903,568	(1,944,365)	(1,040,797)
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2,738	(2)	2,736

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Large Cap Managed Volatility Fund Service Class	8,437,383	(804,189)	7,633,194
LVIP SSGA Moderate Index Allocation Fund Service Class	1,613,456	(1,240,681)	372,775
LVIP SSGA Moderate Structured Allocation Fund Standard Class	17,102	—	17,102
LVIP SSGA Moderate Structured Allocation Fund Service Class	1,873,028	(5,174,955)	(3,301,927)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	1,459,855	(1,587,597)	(127,742)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	1,983,792	(2,011,425)	(27,633)
LVIP SSGA S&P 500 Index Fund Standard Class	136,075	(335,342)	(199,267)
LVIP SSGA S&P 500 Index Fund Service Class	6,003,893	(5,653,061)	350,832
LVIP SSGA Small-Cap Index Fund Standard Class	61,858	(9,752)	52,106
LVIP SSGA Small-Cap Index Fund Service Class	1,505,491	(1,779,595)	(274,104)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	14,708	(6,429)	8,279
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	9,919,638	(190,927)	9,728,711
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	24,011	(11,870)	12,141
LVIP SSGA Small-Mid Cap 200 Fund Service Class	994,996	(563,815)	431,181
LVIP T. Rowe Price Growth Stock Fund Standard Class	5,009	(184)	4,825
LVIP T. Rowe Price Growth Stock Fund Service Class	4,819,759	(758,358)	4,061,401
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	37,434	(32,288)	5,146
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	1,347,179	(417,088)	930,091
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,446	—	3,446
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	24,692,694	—	24,692,694
LVIP Vanguard Domestic Equity ETF Fund Standard Class	10,727	(5,211)	5,516
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,517,412	(789,766)	727,646
LVIP Vanguard International Equity ETF Fund Standard Class	36,202	(5,128)	31,074
LVIP Vanguard International Equity ETF Fund Service Class	1,985,173	(490,515)	1,494,658
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	9,646	(619)	9,027
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	5,951,176	(25,803)	5,925,373
LVIP Wellington Capital Growth Fund Service Class	934,635	(2,511,144)	(1,576,509)
LVIP Wellington Mid-Cap Value Fund Service Class	661,314	(5,322,060)	(4,660,746)
Lord Abbett Bond Debenture Portfolio Class VC	667,148	(88,985)	578,163
Lord Abbett Developing Growth Portfolio Class VC	378,014	(101,229)	276,785
Lord Abbett Fundamental Equity Portfolio Class VC	18,995	(77,826)	(58,831)
Lord Abbett Short Duration Income Portfolio Class VC	1,199,844	(128,656)	1,071,188
MFS VIT Core Equity Series Service Class	130	(128,669)	(128,539)
MFS VIT Growth Series Initial Class	6,345	(12,256)	(5,911)
MFS VIT Growth Series Service Class	952,704	(423,731)	528,973
MFS VIT Total Return Series Initial Class	3,824	(69,761)	(65,937)
MFS VIT Total Return Series Service Class	12,669	(13,131)	(462)
MFS VIT Utilities Series Initial Class	19,388	(64,403)	(45,015)
MFS VIT Utilities Series Service Class	782,251	(1,035,628)	(253,377)
MFS VIT II Core Equity Portfolio Service Class	142,371	(23,587)	118,784
MFS VIT II International Value Series Initial Class	11,931	(3,885)	8,046
MFS VIT II International Value Series Service Class	882,615	(24,848)	857,767
Morgan Stanley UIF Growth Portfolio Class II	7,846	(12,749)	(4,903)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	1,254	(1,254)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	47,958	(229,120)	(181,162)
Oppenheimer Global Fund/VA Service Shares	27,289	(62,644)	(35,355)
Oppenheimer International Growth Fund/VA Non-Service Shares	2,776	(1,507)	1,269
Oppenheimer International Growth Fund/VA Service Shares	597,962	(86,116)	511,846
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	418,618	(415,140)	3,478
Oppenheimer Main Street Small Cap Fund/VA Service Shares	360,334	(14)	360,320
PIMCO VIT All Asset All Authority Portfolio Advisor Class	75,827	(44,830)	30,997
PIMCO VIT All Asset All Authority Portfolio Institutional Class	15,782	(2,200)	13,582
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	425,539	(220,007)	205,532
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	4,619	—	4,619
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	107,072	(38,986)	68,086
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	702	(5)	697
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	266,298	(48,521)	217,777
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	9,327	(7,093)	2,234
Putnam VT Absolute Return 500 Fund Class IA	943	—	943
Putnam VT Absolute Return 500 Fund Class IB	244,290	(85,003)	159,287
Putnam VT Global Health Care Fund Class IA	1,957	(18)	1,939
Putnam VT Global Health Care Fund Class IB	495,951	(165,486)	330,465

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Growth & Income Fund Class IB	1,215	(22,775)	(21,560)
Putnam VT Income Fund Class IB	236,081	(22,029)	214,052
SIPT VP Market Growth Strategy Fund Class III	113,531	(55,779)	57,752
SIPT VP Market Plus Strategy Fund Class III	52,215	(11,553)	40,662
Templeton Foreign VIP Fund Class 1	141	(76)	65
Templeton Foreign VIP Fund Class 4	153,422	(36,668)	116,754
Templeton Global Bond VIP Fund Class 1	109,810	(43,380)	66,430
Templeton Global Bond VIP Fund Class 2	864,808	(3,412,816)	(2,548,008)
Templeton Global Bond VIP Fund Class 4	1,048,357	(70,813)	977,544
Templeton Growth VIP Fund Class 2	144,861	(486,615)	(341,754)
Transparent Value Directional Allocation VI Portfolio Class I	109	(186)	(77)
Transparent Value Directional Allocation VI Portfolio Class II	434,383	(738,329)	(303,946)
UIF Global Infrastructure Portfolio Class I	228	—	228
UIF Global Infrastructure Portfolio Class II	376,027	(170,504)	205,523
VanEck VIP Global Hard Assets Fund Class S Shares	232,428	(63,311)	169,117
VanEck VIP Global Hard Assets Fund Initial Class Shares	36,491	(16,648)	19,843
Virtus Equity Trend Series Class A	318,324	(204,597)	113,727
Virtus Equity Trend Series Class I	—	(14,402)	(14,402)
Virtus Multi-Sector Fixed Income Series Class A	575,275	(46,697)	528,578
Virtus Multi-Sector Fixed Income Series Class I	17,809	(16,546)	1,263

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 7, 2017

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2016 and 2015
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) None
(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.
(d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(e) ChoicePlus Selling Agreement for Affiliates incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(f) Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) ChoicePlus Bonus Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.
(b) ChoicePlus Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.
(c) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

(d) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.
(e) ChoicePlus II Bonus Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(f) ChoicePlus II Bonus Annuity Payment Option Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(g) ChoicePlus II Bonus Interest Adjusted Fixed Account Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(h) ChoicePlus II Bonus 1% Step-up Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(i) ChoicePlus II Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(j) ChoicePlus II Bonus 1% Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(k) ChoicePlus II Bonus Bonus Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(l) ChoicePlus II Bonus Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(m) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on October 11, 2002.
(n) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.
(o) Estate Enhancement Benefit Rider with 5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.
(p) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on October 11, 2002.
(q) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(r) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(s) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(t) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(u) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(v) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(w) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(x) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(y) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(z) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(aa) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
B-2

(bb) 1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(cc) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(dd) 1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(ee) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(ff) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(gg) Variable Annuity Income Rider (i4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(hh) Variable Annuity Income Rider (i4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(ii) Variable Annuity Income Rider (i4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(jj) Variable Annuity Income Rider (i4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.
(kk) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.
(ll) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(mm) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(nn) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(oo) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(pp) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36136) filed on April 4, 2006.
(qq) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(rr) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(ss) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(tt) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(uu) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(vv) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(ww) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-36304) filed on December 21, 2006.
(xx) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36304) filed on April 17, 2007.
(yy) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36304) filed on April 17, 2007.
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(zz) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(a-3) Variable Annuity Living Benefits Rider (AR 512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(b-3) Variable Annuity Living Benefits Rider (AR 512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(c-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(d-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(e-3) Bonus Rider (32146 4/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-35780) filed on April 7, 2009.
(f-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(g-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(i-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(j-3) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(5)(a) ChoicePlus Bonus Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.
(b) ChoicePlus II Bonus Application incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(c) ChoicePlus Assurance (Bonus) Application (CPABB 1/08) incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-36304) filed on April 11, 2008.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) Deutsche Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507)
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filed on April 1, 2015.
(iv) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(ix) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xiii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(xiv) Deutsche Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xvii) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xviii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xix) First Trust Variable Insurance Trust and First Trust Portfolios, L.P. incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-193272) filed on April 13, 2016.
(xx) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-193272) filed on June 4, 2015.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(v) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
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(viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(xi) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(xii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(xiii) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(c) Accounting and Financial Administration Services Agreement among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.
(b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-36304) filed on June 8, 2001.
(c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective No. 8 (File No. 333-36304) filed on April 24, 2003.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not applicable
(12) Not applicable
(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Christine Janofsky*	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
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Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2017 there were 357,341 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
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Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 68 to the Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 21st day of April, 2017.
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Lincoln Life Variable Annuity Account N (Registrant) Lincoln ChoicePlusSM Bonus, Lincoln ChoicePlusSM II Bonus, and Lincoln ChoicePlus AssuranceSM (Bonus)
By:	/s/ Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 21, 2017.
Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
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